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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

FelCor Lodging Trust Incorporated
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

JOINT PROXY STATEMENT/PROSPECTUS

MERGER PROPOSED—YOUR VOTE IS VERY IMPORTANT

July 18, 2017

To the Shareholders of RLJ Lodging Trust and the Stockholders of FelCor Lodging Trust Incorporated:

           The board of trustees (the "RLJ Board") of RLJ Lodging Trust ("RLJ") and the board of directors (the "FelCor Board") of FelCor Lodging Trust Incorporated ("FelCor") each have approved an Agreement and Plan of Merger, dated as of April 23, 2017 (the "Merger Agreement"), by and among RLJ, RLJ Lodging Trust, L.P. (the "Operating Partnership"), Rangers Sub I, LLC ("REIT Merger Sub"), Rangers Sub II, LP ("Partnership Merger Sub"), FelCor and FelCor Lodging Limited Partnership ("FelCor LP"), pursuant to which Partnership Merger Sub will merge with and into FelCor LP, with FelCor LP surviving as a wholly-owned subsidiary of the Operating Partnership (the "Partnership Merger"), and immediately thereafter, FelCor will merge with and into REIT Merger Sub, with REIT Merger Sub surviving as a wholly-owned subsidiary of the Operating Partnership (the "REIT Merger" and, together with the Partnership Merger, the "Mergers"). Closing of the Mergers will occur as promptly as practicable following satisfaction of all closing conditions set forth in the Merger Agreement, and either RLJ or FelCor may terminate the Merger Agreement if closing has not occurred by December 28, 2017. The combined company resulting from the Mergers will retain the name "RLJ Lodging Trust" and will continue to trade on the New York Stock Exchange NYSE under the symbol "RLJ."

           Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the REIT Merger, each outstanding share of common stock, par value $0.01 per share, of FelCor will be converted into the right to receive 0.362 common shares of beneficial interest, par value $0.01 per share, of RLJ (the "RLJ Common Shares"), and each share of $1.95 Series A cumulative convertible preferred stock, par value $0.01 per share, of FelCor (the "FelCor Series A Preferred Stock") will be converted into the right to receive one share of newly created Series A cumulative convertible preferred shares, par value $0.01 per share, of RLJ (the "RLJ Series A Preferred Shares").

           RLJ and FelCor will each hold a special meeting of their respective shareholders. RLJ's special meeting will be held at RLJ's corporate headquarters at 3 Bethesda Metro Center, Suite 1000, Bethesda MD 20814 on August 15, 2017, at 1:00 p.m., Eastern Time. FelCor's special meeting will be held at FelCor's corporate headquarters at 125 E. John Carpenter Freeway, Suite 1600, Irving, Texas 75062 on August 15, 2017, at 5:00 p.m., Central Time.

           At the RLJ special meeting, the RLJ shareholders will be asked (i) to consider and vote on a proposal to approve the issuance of the RLJ Common Shares and the issuance of the RLJ Series A Preferred Shares pursuant to the Merger Agreement (the "RLJ Share Issuance Proposal") and (ii) to approve the adjournment of the RLJ special meeting, if necessary or appropriate, for the purpose of soliciting additional votes for the approval of the RLJ Share Issuance Proposal (the "RLJ Adjournment Proposal"). The RLJ Board has unanimously determined and declared that the Merger Agreement, the Mergers and the other transactions contemplated by the Merger Agreement, including the issuance of RLJ Common Shares and RLJ Series A Preferred Shares in the REIT Merger, are advisable and in the best interests of RLJ and its shareholders. The RLJ Board has determined that the RLJ Share Issuance Proposal be submitted for consideration at a special meeting of RLJ shareholders. The RLJ Board recommends that the RLJ shareholders vote "FOR" the RLJ Share Issuance Proposal and "FOR" the RLJ Adjournment Proposal.

           At the FelCor special meeting, the FelCor common stockholders will be asked (i) to consider and vote on a proposal to approve the REIT Merger (the "REIT Merger Proposal"), (ii) to consider and vote on a non-binding advisory proposal to approve compensation arrangements for certain FelCor executive officers in connection with the Merger Agreement, the Mergers and the transactions contemplated thereby (the "FelCor Compensation Proposal") and (iii) to approve the adjournment of the FelCor special meeting, if necessary or appropriate, for the purpose of soliciting additional votes for the approval of the REIT Merger Proposal (the "FelCor Adjournment Proposal"). The FelCor Board has unanimously determined that the Merger Agreement, the Mergers and the transactions contemplated thereby are fair and reasonable, and in the best interests of FelCor and its stockholders (including the holders of FelCor Series A Preferred Stock), and that the REIT Merger is advisable, and has unanimously approved the Merger Agreement, the Mergers and the transactions contemplated thereby. The FelCor Board has determined that the REIT Merger Proposal and the FelCor Compensation Proposal be submitted for consideration at a special meeting of FelCor stockholders. The FelCor Board recommends that the FelCor common stockholders vote "FOR" the REIT Merger Proposal, "FOR" the FelCor Compensation Proposal and "FOR" the FelCor Adjournment Proposal.

           This joint proxy statement/prospectus provides you with detailed information about the special meetings of RLJ and FelCor, the Merger Agreement, the Mergers and other related matters. A copy of the Merger Agreement is included as Annex A to this joint proxy statement/prospectus. We encourage you to read this joint proxy statement/prospectus, the Merger Agreement and the other annexes to this joint proxy statement/prospectus carefully and in their entirety. In particular, you should carefully consider the discussion in the section of this joint proxy statement/prospectus entitled "Risk Factors" beginning on page 35. You may also obtain more information about each company from the documents they file with the Securities and Exchange Commission (the "SEC").

           Whether or not you plan to attend the RLJ special meeting or the FelCor special meeting, as applicable, please complete, date, sign and return, as promptly as possible, the enclosed proxy card in the accompanying reply envelope or submit your proxy through the Internet or by telephone. You may also vote over the Internet using the Internet address on the enclosed proxy card or by telephone using the toll-free number on the enclosed proxy card. If you submit your proxy through the Internet or by telephone, you will be asked to provide the company number and control number from the enclosed proxy card. If you attend a special meeting and vote in person, your vote by ballot will revoke any proxy previously submitted.

           Your vote is very important, regardless of the number of shares you own. Whether or not you plan to attend the RLJ special meeting or the FelCor special meeting, as applicable, please submit a proxy to vote your shares as promptly as possible to make sure that your shares are represented at the applicable special meeting. Please note that the failure to vote shares of FelCor is the equivalent of a vote against the REIT Merger Proposal.

           Thank you in advance for your continued support.

Sincerely,

Ross H. Bierkan President, Chief Executive Officer and Chief Investment Officer RLJ Lodging Trust	Steven R. Goldman Chief Executive Officer FelCor Lodging Trust Incorporated

           Neither the SEC nor any state securities regulatory agency has approved or disapproved of the securities to be issued in connection with the Mergers or passed upon the adequacy or accuracy of this joint proxy statement/prospectus. Any representation to the contrary is a criminal offense.

           This joint proxy statement/prospectus is dated July 18, 2017, and is first being mailed to the shareholders of RLJ and the stockholders of FelCor on or about July 18, 2017.

3 Bethesda Metro Center
Suite 1000
Bethesda, MD 20814

NOTICE OF SPECIAL MEETING OF RLJ SHAREHOLDERS
TO BE HELD ON AUGUST 15, 2017

        NOTICE IS HEREBY GIVEN that a special meeting of shareholders of RLJ Lodging Trust ("RLJ") will be held at RLJ's corporate headquarters at 3 Bethesda Metro Center, Suite 1000, Bethesda MD 20814 on August 15, at 1:00 p.m., Eastern Time, for the following purposes:

  1.
  to consider and vote on a proposal to approve the issuance of common shares of beneficial interest, par value $0.01 per share, of RLJ ("RLJ Common Shares") and the issuance of Series A cumulative convertible preferred shares, par value $0.01 per share of RLJ (the "RLJ Series A Preferred Shares"), in each case, pursuant to the Agreement and Plan of Merger (the "Merger Agreement"), dated April 23, 2017, by and among RLJ, RLJ Lodging Trust, L.P., Rangers Sub I, LLC, Rangers Sub II, LP, FelCor Lodging Trust Incorporated, and FelCor Lodging Limited Partnership, as it may be amended from time to time, a copy of which is attached as Annex A to the joint proxy statement/prospectus accompanying this notice (the "RLJ Share Issuance Proposal"); and

  2.
  to consider and vote on a proposal to adjourn the RLJ special meeting, if necessary or appropriate, including to solicit additional proxies if there are not sufficient votes to approve the RLJ Share Issuance Proposal (the "RLJ Adjournment Proposal").

        RLJ will transact no other business at the RLJ special meeting or any adjournment or postponement thereof. Please refer to the attached joint proxy statement/prospectus for further information with respect to the business to be transacted at the RLJ special meeting. The board of trustees of RLJ (the "RLJ Board") has fixed the close of business on July 6, 2017 as the record date for the determination of RLJ's shareholders entitled to notice of, and to vote at, the RLJ special meeting or any adjournments or postponements thereof. Accordingly, only shareholders of record at the close of business on that date are entitled to notice of, and to vote at, the RLJ special meeting and any adjournments or postponements thereof.

        The RLJ Board unanimously recommends that the RLJ shareholders vote "FOR" the RLJ Share Issuance Proposal and "FOR" the RLJ Adjournment Proposal.

        Your vote is very important, regardless of the number of RLJ Common Shares you own. Whether or not you plan to attend the RLJ special meeting, please submit a proxy to vote your shares as promptly as possible to make sure that your shares are represented at the RLJ special meeting. Properly executed proxy cards with no instructions indicated on the proxy card will be voted "FOR" the RLJ Share Issuance Proposal and "FOR" the RLJ Adjournment Proposal. Even if you plan to attend the RLJ special meeting in person, we urge you to submit your proxy as promptly as possible by (1) accessing the Internet website specified on your proxy card, (2) calling the toll-free number specified on your proxy card or (3) completing, signing, dating and returning the enclosed proxy card in the accompanying postage-paid envelope prior to the RLJ special meeting to ensure that your shares will be represented and voted at the RLJ special meeting. If you hold your RLJ Common Shares in "street name," which means through a bank, broker or other nominee, please follow the instructions on the voting instruction card furnished to you by such record holder.

        Please note that if you hold shares in different accounts, it is important that you vote the shares represented by each account. If you attend the RLJ special meeting, you may revoke your proxy and vote in person, even if you have previously returned your proxy card or submitted your proxy through the Internet or by telephone. If your RLJ Common Shares are held by a bank, broker or other nominee, and you plan to attend the special meeting, please bring to the RLJ special meeting your statement evidencing your beneficial ownership of your RLJ Common Shares. Please carefully review the instructions in the enclosed joint proxy statement/prospectus and the enclosed proxy card or the information forwarded by your bank, broker or other nominee regarding each of these options.

        This notice and the enclosed proxy statement/prospectus are first being mailed to RLJ's shareholders on or about July 18, 2017.

By Order of the Board of Trustees,
Anita Cooke Wells Corporate Secretary and Senior Vice President

Bethesda, Maryland
July 18, 2017

125 E. John Carpenter Freeway
Suite 1600
Irving, TX 75062

NOTICE OF SPECIAL MEETING OF FELCOR STOCKHOLDERS
TO BE HELD ON AUGUST 15, 2017

        To the Stockholders of FelCor:

        A special meeting of stockholders of FelCor Lodging Trust Incorporated, a Maryland corporation ("FelCor"), will be held at FelCor's corporate headquarters at 125 E. John Carpenter Freeway, Suite 1600, Irving, Texas 75062 on August 15, 2017, starting at 5:00 p.m., Central Time, for the following purposes:

  1.
  To consider and vote on a proposal (the "REIT Merger Proposal") to approve the business combination transaction in which FelCor merges with and into Rangers Sub I, LLC ("REIT Merger Sub") related to that certain Agreement and Plan of Merger (the "Merger Agreement"), dated as of April 23, 2017, among FelCor, FelCor Lodging Limited Partnership, RLJ Lodging Trust, RLJ Lodging Trust, L.P., REIT Merger Sub and Rangers Sub II, LP, as it may be amended from time to time, a copy of which is attached as Annex A to the joint proxy statement/prospectus accompanying this notice;

  2.
  To consider and vote on a non-binding advisory proposal to approve compensation arrangements for certain FelCor executive officers in connection with the Merger Agreement, and the transactions contemplated thereby (the "FelCor Compensation Proposal"); and

  3.
  To consider and vote on a proposal to approve the adjournment of the FelCor special meeting, if necessary or appropriate, for the purpose of soliciting additional votes for the approval of the REIT Merger Proposal (the "FelCor Adjournment Proposal").

        FelCor will transact no other business at the FelCor special meeting or any adjournment or postponement thereof. These items of business are described in the enclosed joint proxy statement/prospectus. The FelCor board of directors (the "FelCor Board") has designated the close of business on July 6, 2017 as the record date for the purpose of determining the stockholders who are entitled to receive notice of, and to vote at, the FelCor special meeting and any adjournments or postponements of the special meeting, unless a new record date is fixed in connection with an adjournment or postponement of the special meeting. Only FelCor stockholders of record at the close of business on the record date are entitled to notice of the FelCor special meeting and only FelCor common stockholders are entitled to vote at the FelCor special meeting and at any adjournment or postponement of the special meeting.

        The FelCor Board has unanimously determined that the Merger Agreement, the Mergers and the transactions contemplated thereby are advisable and fair to, and in the best interests of, FelCor and its stockholders and has unanimously approved the Merger Agreement, the Mergers and the transactions contemplated thereby. The FelCor Board has directed that the REIT Merger Proposal be submitted for consideration at a special meeting of FelCor stockholders. The FelCor Board recommends that the FelCor common stockholders vote "FOR" the REIT Merger Proposal, "FOR" the FelCor Compensation Proposal and "FOR" the FelCor Adjournment Proposal.

        Your vote is very important, regardless of the number of shares of FelCor you own. Whether or not you plan to attend the FelCor special meeting, please submit a proxy to vote your shares as promptly as possible to make sure that your shares are represented at the special meeting. Properly executed proxy cards with no instructions indicated on the proxy card will be voted "FOR" the REIT Merger Proposal, "FOR" the FelCor Compensation Proposal and "FOR" the FelCor Adjournment

Proposal. Even if you plan to attend the FelCor special meeting in person, we request that you complete, sign, date and return the enclosed proxy card in the accompanying envelope prior to the special meeting to ensure that your shares will be represented and voted at the special meeting if you are unable to attend. If you hold your FelCor shares in "street name," which means through a bank, broker or other nominee, you must obtain a legal proxy from this bank, broker or other nominee in order to vote in person at the FelCor special meeting.

        If you do not vote on the REIT Merger Proposal, this will have the same effect as a vote by you against the approval of the REIT Merger Proposal.

        If you attend the FelCor special meeting, you may revoke your proxy and vote in person, even if you have previously returned your proxy card or submitted your proxy through the Internet or by telephone. If your FelCor shares are held by a bank, broker or other nominee, and you plan to attend the FelCor special meeting, please bring to the special meeting your statement evidencing your beneficial ownership of your FelCor shares. Please carefully review the instructions in the enclosed joint proxy statement/prospectus and the enclosed proxy card or the information forwarded by your bank, broker or other nominee regarding each of these options.

By Order of the Board of Directors,
Jonathan H. Yellen Executive Vice President General Counsel and Secretary

Irving, Texas
July 18, 2017

ADDITIONAL INFORMATION

        This joint proxy statement/prospectus incorporates important business and financial information about RLJ and FelCor from other documents that are not included in or delivered with this joint proxy statement/prospectus. This information is available to you without charge upon your request. You can obtain the documents incorporated by reference into this joint proxy statement/prospectus by requesting them from RLJ's or FelCor's investor relations departments:

If you are an RLJ shareholder:	If you are a FelCor stockholder:
D.F. King & Co., Inc. 48 Wall Street, 22nd floor New York, NY 10005 (800) 317-8033 (toll free) (212) 269-5550 (call collect)	D.F. King & Co., Inc. 48 Wall Street, 22nd floor New York, NY 10005 (877) 732-3614 (toll free) (212) 269-5550 (call collect)
or	or
3 Bethesda Metro Center Suite 1000 Bethesda, MD 20814 (301) 280-7774 Attention: Investor Relations	125 E. John Carpenter Freeway Suite 1600 Irving, TX 75062 (972) 444-4900 Attention: Investor Relations

        Investors may also consult RLJ's or FelCor's website for more information concerning the Mergers and other related transactions described in this joint proxy statement/prospectus. RLJ's website is www.rljlodgingtrust.com. FelCor's website is www.felcor.com. Each company's public filings are also available at www.sec.gov. The information contained on RLJ's and FelCor's websites is not part of this joint proxy statement/prospectus. The references to RLJ's and FelCor's websites are intended to be inactive textual references only.

        If you would like to request any documents that are incorporated by reference into this joint proxy statement/prospectus, please do so by August 8, 2017 in order to receive them before the RLJ special meeting and by August 8, 2017 in order to receive them before the FelCor special meeting.

        For more information, see "Where You Can Find More Information and Incorporation by Reference" beginning on page 210.

ABOUT THIS DOCUMENT

        This joint proxy statement/prospectus, which forms part of a registration statement on Form S-4 (Registration Statement No. 333-218439) filed by RLJ with the SEC, constitutes a prospectus of RLJ for purposes of the Securities Act of 1933, as amended (the "Securities Act"), with respect to (i) the RLJ Common Shares to be issued to FelCor common stockholders in exchange for shares of FelCor Common Stock and (ii) the RLJ Series A Preferred Shares to be issued to holders of FelCor Series A Preferred Stock in exchange for shares of FelCor Series A Preferred Stock, in each case, pursuant to the Merger Agreement, as such agreement may be amended or modified from time to time. This joint proxy statement/prospectus also constitutes a proxy statement for each of RLJ and FelCor for purposes of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In addition, it constitutes a notice of special meeting with respect to the RLJ special meeting and a notice of special meeting with respect to the FelCor special meeting.

        You should rely only on the information contained or incorporated by reference in this joint proxy statement/ prospectus. No one has been authorized to provide you with information that is different from that contained in, or incorporated by reference into, this joint proxy statement/prospectus. This joint proxy statement/prospectus is dated July 18, 2017, and you should not assume that the information contained in, or incorporated by reference into, this joint proxy statement/prospectus is accurate as of any date other than that date (or, in the case of documents incorporated by reference, their respective dates). Neither the mailing of this joint proxy statement/prospectus to RLJ's shareholders or FelCor's stockholders nor the RLJ Share Issuance to FelCor common stockholders in the REIT Merger pursuant to the Merger Agreement will create any implication to the contrary.

        This joint proxy statement/prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction in which or to any person to whom it is unlawful to make any such offer or solicitation in such jurisdiction. Information contained in this joint proxy statement/prospectus regarding RLJ has been provided by RLJ and information contained in this joint proxy statement/prospectus regarding FelCor has been provided by FelCor.

HILTON WORLDWIDE HOLDINGS, INC. DISCLAIMER

        THIS PROSPECTUS CONTAINS REGISTERED TRADEMARKS, INCLUDING HILTON®, THAT ARE THE EXCLUSIVE PROPERTY OF HILTON WORLDWIDE HOLDINGS, INC. ("HWHI") AND ITS SUBSIDIARIES AND AFFILIATES. NONE OF HWHI, ITS PARENTS, SUBSIDIARIES OR AFFILIATES OR ANY OF THEIR RESPECTIVE OFFICERS, DIRECTORS, MEMBERS, MANAGERS, STOCKHOLDERS, OWNERS, AGENTS OR EMPLOYEES, WHICH WE REFER TO COLLECTIVELY AS THE "HILTON PARTIES," IS AN ISSUER OR UNDERWRITER OF THE SECURITIES BEING OFFERED HEREBY, PLAYS (OR WILL PLAY) ANY ROLE IN THE OFFER OR SALE OF OUR SECURITIES, OR HAS ANY RESPONSIBILITY FOR THE CREATION OR CONTENTS OF THIS PROSPECTUS. IN ADDITION, NONE OF THE HILTON PARTIES HAS OR WILL HAVE ANY LIABILITY OR RESPONSIBILITY WHATSOEVER ARISING OUT OF OR RELATED TO THE SALE OR OFFER OF THE SECURITIES BEING OFFERED HEREBY, INCLUDING ANY LIABILITY OR RESPONSIBILITY FOR ANY FINANCIAL STATEMENTS, PROJECTIONS OR OTHER FINANCIAL INFORMATION OR OTHER INFORMATION CONTAINED IN THIS PROSPECTUS OR OTHERWISE DISSEMINATED IN CONNECTION WITH THE OFFER OR SALE OF THE SECURITIES OFFERED BY THIS PROSPECTUS. YOU MUST UNDERSTAND THAT, IF YOU PURCHASE OUR SECURITIES IN THIS OFFERING, YOUR SOLE RECOURSE FOR ANY ALLEGED OR ACTUAL IMPROPRIETY RELATING TO THE OFFER AND SALE OF THE SECURITIES AND THE OPERATION OF OUR BUSINESS WILL BE AGAINST US (AND/OR, AS MAY BE APPLICABLE, THE SELLER OF SUCH SECURITIES) AND IN NO EVENT MAY YOU SEEK TO IMPOSE LIABILITY ARISING FROM OR RELATED TO SUCH ACTIVITY, DIRECTLY OR INDIRECTLY, UPON ANY OF THE HILTON PARTIES.

i

ii

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETINGS AND THE MERGERS

        The following questions and answers are intended to address briefly some commonly asked questions regarding the Merger Agreement, the Mergers and the RLJ and FelCor special meetings. These questions and answers do not address all questions that may be important to you as a shareholder or stockholder, as applicable. Please refer to the "Summary" beginning on page 14 and the more detailed information contained elsewhere in this joint proxy statement/prospectus and the annexes to this joint proxy statement/prospectus, which you should read carefully. Unless stated otherwise, all references in this joint proxy statement/prospectus to:

  •
  "Closing" refers to the closing of the Mergers.

  •
  "Code" refers to the Internal Revenue Code of 1986, as amended.

  •
  "Combined Company" refers to RLJ and its subsidiaries after the closing of the Mergers.

  •
  "Common Exchange Ratio" refers to 0.362 RLJ Common Shares per share of FelCor Common Stock.

  •
  "Exchange Ratios" refers collectively to the Common Exchange Ratio and the Preferred Exchange Ratio.

  •
  "FelCor" refers to FelCor Lodging Trust Incorporated, a Maryland corporation.

  •
  "FelCor Adjournment Proposal" refers to the proposal to approve the adjournment of the FelCor special meeting, if necessary or appropriate, for the purpose of soliciting additional votes for the approval of the REIT Merger Proposal.

  •
  "FelCor Board" refers to the board of directors of FelCor.

  •
  "FelCor Common Stock" refers to each outstanding share of common stock, par value $0.01, per share, of FelCor.

  •
  "FelCor Compensation Proposal" refers to the non-binding advisory proposal to approve compensation arrangements for certain FelCor executive officers in connection with the Merger Agreement, the Mergers and the transactions contemplated thereby.

  •
  "FelCor LP" refers to FelCor Lodging Limited Partnership, a Delaware limited partnership.

  •
  "FelCor LP Common Units" refers to outstanding common limited partnership units in FelCor LP.

  •
  "FelCor Series A Preferred Stock" refers to each outstanding share of $1.95 Series A cumulative convertible preferred stock, par value $0.01 per share, of FelCor.

  •
  "GAAP" refers to the accounting principles generally accepted in the United States of America.

  •
  "Merger Agreement" refers to the Agreement and Plan of Merger, dated as of April 23, 2017, by and among RLJ, the Operating Partnership, REIT Merger Sub, Partnership Merger Sub, FelCor and FelCor LP, as it may be amended or modified from time to time, a copy of which is attached as Annex A to this joint proxy statement/prospectus.

  •
  "Mergers" refers to the Partnership Merger and the REIT Merger.

  •
  "NYSE" refers to the New York Stock Exchange.

  •
  "Operating Partnership" refers to RLJ Lodging Trust, L.P., a Delaware limited partnership.

  •
  "Operating Partnership Common Units" refers to common limited partnership units in the Operating Partnership.

  •
  "Partnership Merger" refers to the merger of Partnership Merger Sub with and into FelCor LP, with FelCor LP surviving as a wholly-owned subsidiary of the Operating Partnership.

  •
  "Partnership Merger Sub" refers to Rangers Sub II, LP, a Delaware limited partnership and an indirect wholly-owned subsidiary of Operating Partnership.

  •
  "Preferred Exchange Ratio" refers to one RLJ Series A Preferred Share per share of FelCor Series A Preferred Stock.

  •
  "REIT" refers to a real estate investment trust.

  •
  "REIT Merger" refers to the merger of FelCor with and into REIT Merger Sub, with REIT Merger Sub surviving as a wholly-owned subsidiary of the Operating Partnership.

  •
  "REIT Merger Proposal" refers to the proposal to approve the REIT Merger.

  •
  "REIT Merger Sub" refers to Rangers Sub I, LLC, a Maryland limited liability company and a wholly-owned subsidiary of Operating Partnership.

  •
  "RLJ" refers to RLJ Lodging Trust, a Maryland REIT.

  •
  "RLJ Adjournment Proposal" refers to the proposal to approve the adjournment of the RLJ special meeting, if necessary or appropriate, for the purpose of soliciting additional votes for the approval of the RLJ Share Issuance Proposal.

  •
  "RLJ Board" refers to the board of trustees of RLJ.

  •
  "RLJ Common Shares" refers to the common shares of beneficial interest, par value $0.01 per share, of RLJ.

  •
  "RLJ Series A Preferred Shares" refers to the newly created Series A cumulative convertible preferred shares, par value $0.01 per share, of RLJ.

  •
  "RLJ Share Issuance" refers to the issuance of RLJ Common Shares to holders of FelCor Common Stock and the issuance of RLJ Series A Preferred Shares to holders of FelCor Series A Preferred Stock, as contemplated by the Merger Agreement.

  •
  "RLJ Share Issuance Proposal" refers to the proposal to approve the RLJ Share Issuance.

Q:
What is the proposed transaction for which I am being asked to vote?

A:
The FelCor common stockholders are being asked to approve the REIT Merger. The approval of the REIT Merger by the FelCor common stockholders is a condition to the effectiveness of the REIT Merger.

  The RLJ shareholders are being asked to approve the RLJ Share Issuance Proposal in connection with the REIT Merger. The approval of the RLJ Share Issuance Proposal by the RLJ shareholders is a condition to the effectiveness of the REIT Merger.

Q:
Why are RLJ and FelCor proposing the Mergers?

A:
The RLJ Board and the FelCor Board believe that the Mergers will provide a number of significant potential strategic opportunities and benefits that will be in the best interests of their respective shareholders and stockholders. At Closing, the Combined Company will be the third largest lodging REIT in the United States and the largest publicly traded portfolio of upscale premium brand focused-service and compact full-service hotels, which will allow shareholders to participate in a stronger Combined Company and in a platform positioned for value creation. The Combined Company will have ownership interests in 161 hotels in 26 states and the District of Columbia and is expected to provide enhanced brand and operator leverage. The combination also provides enhanced geographic diversity, while maintaining a strategically consistent and balanced portfolio of focused-service and compact full-service hotels with enhanced exposure to Marriott®, Hilton® and Hyatt® brands, which will increase portfolio diversification and reduce market specific exposure as a percentage of the combined portfolio. With a strong and flexible balance sheet and disciplined approach to portfolio and asset management, the Combined Company will have the attributes and capabilities to drive accretive growth and to pursue additional opportunities to enhance value. To review the reasons for the Mergers in greater detail, see "The REIT Merger—Recommendation of the RLJ Board and Its Reasons for the Mergers" beginning on page 77 and "The REIT Merger—Recommendation of the FelCor Board and Its Reasons for the Mergers" beginning on page 80.

Q:
Were appraisals or valuations performed on the assets and liabilities of RLJ and FelCor in connection with the Mergers?

A:
No third-party appraisals or valuations on the assets and liabilities of RLJ and FelCor were obtained in connection with the Mergers.

Q:
What happens if the market price of RLJ Common Shares or FelCor Common Stock changes before the closing of the REIT Merger?

A:
Changes in the market price of RLJ Common Shares or the market price of FelCor Common Stock at or prior to the effective time of the REIT Merger will not change the number of RLJ Common Shares that FelCor common stockholders will receive because the Common Exchange Ratio is fixed at 0.362 RLJ Common Shares per share of FelCor Common Stock.

Q:
Are there any conditions to completion of the Mergers?

A:
Yes. In addition to the approvals of the RLJ shareholders and the FelCor common stockholders, as described herein, there are a number of conditions that must be satisfied or waived for the Mergers to be consummated. For a description of all of the conditions to the Mergers, see "The Merger Agreement—Conditions to Complete the Mergers" beginning on page 129.

The following questions and answers apply to RLJ shareholders only:

Q:
When and where is the RLJ special meeting?

A:
The special meeting of RLJ shareholders will be held on August 15, 2017 at RLJ's corporate headquarters at 3 Bethesda Metro Center, Suite 1000, Bethesda MD 20814, at 1:00 p.m., Eastern Time.

Q:
What matters will be voted on at the RLJ special meeting?

A:
You will be asked to consider and vote on the following proposals:

•
the RLJ Share Issuance Proposal; and

•
the RLJ Adjournment Proposal.

Q:
How does the RLJ Board recommend that I vote on the proposals?

A:
After careful consideration, the RLJ Board has unanimously:

•
determined that the Merger Agreement, the Mergers and the transactions contemplated thereby, including the RLJ Share Issuance, are advisable and in the best interests of RLJ and the RLJ shareholders; and

  •
  authorized, approved, adopted and declared advisable the Merger Agreement, the Mergers and the transactions contemplated thereby.

  The RLJ Board unanimously recommends that the RLJ shareholders vote "FOR" the RLJ Share Issuance Proposal and "FOR" the RLJ Adjournment Proposal. For a more complete description of the recommendation of the RLJ Board, see "The REIT Merger—Recommendation of the RLJ Board and Its Reasons for the Mergers" beginning on page 77.

Q:
What constitutes a quorum for the RLJ special meeting?

A:
The presence at the RLJ special meeting, in person or by proxy, of the holders of a majority of the common shares outstanding on July 6, 2017 will constitute a quorum, permitting the RLJ shareholders to conduct business at the RLJ special meeting. RLJ will include abstentions in the calculation of the number of shares considered to be present at the RLJ special meeting for purposes of determining the presence of a quorum at the RLJ special meeting. As of the record date, there were 124,639,939 common shares outstanding.

Q:
What vote is required for RLJ shareholders to approve the RLJ Share Issuance Proposal?

A:
Approval of the RLJ Share Issuance Proposal requires that the number of votes cast for the RLJ Share Issuance Proposal exceeds the number of votes cast against the RLJ Share Issuance Proposal from holders of RLJ Common Shares represented in person or by proxy and entitled to vote at the RLJ special meeting, assuming a quorum is present.

Q:
What vote is required for RLJ shareholders to approve the RLJ Adjournment Proposal?

A:
Approval of the RLJ Adjournment Proposal requires that the number of votes cast for the RLJ Adjournment Proposal exceeds the number of votes cast against the RLJ Adjournment Proposal from holders of RLJ Common Shares represented in person or by proxy and entitled to vote at the RLJ special meeting, assuming a quorum is present.

Q:
How are votes counted?

A:
For the RLJ Share Issuance Proposal, you may vote "FOR," "AGAINST" or "ABSTAIN." Failure to return your proxy card and other shares not voted (whether by broker non-vote or otherwise) will not be considered present for the purpose of determining the presence of a quorum and will have no effect on the RLJ Share Issuance Proposal. Under NYSE rules, abstentions will be considered as votes cast and, accordingly, will have the same effect as votes "AGAINST" the RLJ Share Issuance Proposal.

  For the RLJ Adjournment Proposal, you may vote "FOR," "AGAINST" or "ABSTAIN." Abstentions and other shares not voted (whether by broker non-votes or otherwise) will not have an effect on the RLJ Adjournment Proposal, provided that a quorum is otherwise present.

  Properly executed proxy cards with no instructions indicated on the proxy card will be voted "FOR" the RLJ Share Issuance Proposal and "FOR" the RLJ Adjournment Proposal.

  In addition, banks, brokers and other nominees that hold their customers' shares in street name may not vote their customers' shares on "non-routine" matters without instructions from their customers. As each of the proposals to be voted upon at the RLJ special meeting is considered "non-routine," such organizations do not have discretion to vote on any of the proposals. As a result, if you fail to provide your broker, bank or other nominee with any instructions regarding how to vote your RLJ Common Shares, your RLJ Common Shares will not be considered present at the RLJ special meeting and will not be voted on any of the proposals.

Q:
Who is entitled to vote at the RLJ special meeting?

A:
All holders of RLJ Common Shares as of the close of business on July 6, 2017, the record date for the RLJ special meeting, are entitled to vote at the RLJ special meeting, unless a new record date is fixed for any adjournment or postponement of the RLJ special meeting. As of the record date, there were 124,639,939 issued and outstanding shares of RLJ Common Shares. Each holder of record of RLJ Common Shares on the record date is entitled to one vote per share.

Q:
How will RLJ shareholders be affected by the Mergers and the RLJ Share Issuance?

A:
After the Mergers, each RLJ shareholder will continue to own the RLJ Common Shares that such shareholder held immediately prior to the Mergers. As a result, each RLJ shareholder will continue to own common shares in the Combined Company, which will be a larger company with more assets. However, because RLJ will be issuing new RLJ Common Shares to FelCor common stockholders in the Mergers, including holders of FelCor LP Common Units that convert such FelCor LP Common Units into shares of FelCor Common Stock, each outstanding RLJ Common Share immediately prior to the Mergers will represent a smaller percentage of the aggregate number of RLJ Common Shares outstanding after the Mergers.

The following questions and answers apply to FelCor common stockholders only:

Q:
What will I receive for my FelCor stock in the REIT Merger?

A:
Under the terms of the Merger Agreement, you will receive RLJ Common Shares for FelCor Common Stock owned by you immediately prior to the completion of the Mergers based on the Common Exchange Ratio. Each share of FelCor Series A Preferred Stock will be converted into the right to receive one share of newly created RLJ Series A Preferred Shares.

Q:
How will I receive the merger consideration if the Mergers are completed?

A:
For the FelCor common stockholders, you will receive a letter of transmittal with detailed written instructions for exchanging shares for the merger consideration. If your shares are held in "street name" by your bank, broker or other nominee, you will receive instructions from your bank, broker or other nominee as to how to effect the surrender of your "street name" shares in exchange for the applicable merger consideration.

Q:
When and where is the FelCor special meeting?

A:
The special meeting of FelCor stockholders will be held on August 15, 2017, at FelCor's corporate headquarters at 125 E. John Carpenter Freeway, Suite 1600, Irving, Texas 75062, starting at 5:00 p.m., Central Time.

Q:
What matters will be voted on at the FelCor special meeting?

A:
You will be asked to consider and vote on the following proposals:

•
the REIT Merger Proposal;

•
the FelCor Compensation Proposal; and

•
the FelCor Adjournment Proposal.

  FelCor will transact no other business at the FelCor special meeting or any adjournment or postponement thereof. Holders of FelCor Series A Preferred Stock will not vote on any matter at the FelCor special meeting.

Q:
How does the FelCor Board recommend that I vote on the proposals?

A:
The FelCor Board has unanimously determined that the Merger Agreement, the Mergers and the transactions contemplated thereby are fair and reasonable, and in the best interests of FelCor and its stockholders (including the holders of FelCor Series A Preferred Stock), and that the REIT Merger is advisable, and has unanimously approved the Merger Agreement, the Mergers and the transactions contemplated thereby. The FelCor Board has directed that the REIT Merger Proposal be submitted for consideration at a special meeting of FelCor stockholders.

  The FelCor Board unanimously recommends that the FelCor common stockholders vote "FOR" the REIT Merger Proposal, "FOR" the FelCor Compensation Proposal and "FOR" the FelCor Adjournment Proposal. For a more complete description of the recommendation of the FelCor Board, see "The REIT Merger—Recommendation of the FelCor Board and Its Reasons for the Mergers" beginning on page 80.

Q:
Do the FelCor directors and executive officers have any interests in the Mergers?

A:
Yes. In considering the FelCor Board's recommendation for FelCor common stockholders to approve the REIT Merger Proposal and the FelCor Compensation Proposal, FelCor's stockholders should be aware that directors and executive officers of FelCor have interests in the Mergers that may be different from, or in addition to, the interests of FelCor's stockholders generally and that may present actual or potential conflicts of interests. These interests include:

•
each share of FelCor restricted stock held by FelCor's executive officers will automatically become fully vested, and at the effective time of the REIT Merger, such shares (less the shares of FelCor Common Stock withheld to satisfy applicable withholding tax obligations) will be converted into the right to receive RLJ Common Shares based on the Common Exchange Ratio;

•
each FelCor Restricted Stock Unit (a "FelCor RSU") held by FelCor's executive officers will automatically become vested in the number of shares of FelCor Common Stock determined as set forth in the agreement or other FelCor benefit plan governing such FelCor RSU, and at the effective time of the REIT Merger, such shares (less the shares of FelCor Common Stock withheld to satisfy applicable withholding tax obligations) will be converted into the right to receive RLJ Common Shares based on the Common Exchange Ratio, and each dividend equivalent right related to such vesting FelCor RSU will become fully vested and converted into the right to receive cash; and

•
continued indemnification and insurance coverage for the directors and executive officers of FelCor (so long as annual premiums do not exceed 250% of FelCor's current annual premiums) in accordance with the Merger Agreement.

  In addition, the Chairman of the FelCor Board and each FelCor executive officer is a party to a change in control and severance agreement with FelCor, which provides for (i) single trigger accelerated vesting of outstanding equity incentive awards upon the occurrence of a change in control, as defined in the agreement, and (ii) payments and other benefits if the individual's employment terminates for a qualifying event or circumstance, such as being terminated without "cause" or leaving employment for "good reason," as these terms are defined in the agreement, following a change in control, such as the REIT Merger. Upon the termination of such individual's employment by FelCor or the Combined Company other than for cause, retirement or disability, or by such individual for good reason, the individual would be eligible to receive, among other benefits, (i) a lump sum severance payment equal to 2.99 (or 2.50, in the case of Steven R. Goldman) multiplied by the sum of that individual's then current base salary, plus the greater of (A) his average cash bonus (annualized for partial years of service) paid over the preceding three years of employment (or a shorter period, if employed less than three years) or (B) his target cash bonus for the current year, and (ii) certain benefit continuation rights for up to 24 months (or up to 36 months, in the case of Mr. Goldman) following termination. In addition, under the agreement, such individuals (other than Mr. Goldman and Thomas C. Hendrick) are eligible to receive a "gross-up" payment, if applicable, related to any excise taxes imposed under Section 4999 of the Code.

  The FelCor Board was aware of these interests and considered them, among other matters, approving the Merger Agreement and the transactions contemplated thereby. For additional information, see "The REIT Merger—Interests of FelCor's Directors and Executive Officers in the Mergers" beginning on page 107.

Q:
What constitutes a quorum?

A:
FelCor's bylaws provide that the presence in person or by proxy of FelCor stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting constitutes a quorum at each meeting of FelCor stockholders. Abstentions will be counted for the purpose of determining a quorum.

Q:
What vote is required for FelCor common stockholders to approve the REIT Merger Proposal?

A:
Approval of the REIT Merger Proposal will require the affirmative vote of the holders of not less than a majority of the outstanding shares of FelCor Common Stock, which is the only vote of the holders of any class or series of shares of capital stock of FelCor required for such approval.

Q:
What vote is required for FelCor common stockholders to approve the FelCor Compensation Proposal?

A:
Provided a quorum is present, approval of the FelCor Compensation Proposal will require that the majority of votes cast are cast in favor of the FelCor Compensation Proposal. Only holders of shares of FelCor Common Stock will be entitled to vote on the FelCor Compensation Proposal.

Q:
What vote is required for FelCor stockholders to approve the FelCor Adjournment Proposal?

A:
Approval of the FelCor Adjournment Proposal will require the affirmative vote of holders of a majority of the shares of FelCor Common Stock entitled to vote at the FelCor special meeting and present in person or represented by proxy at the meeting, whether or not a quorum is present.

Q:
How are votes counted?

A:
For the REIT Merger Proposal, you may vote "FOR," "AGAINST" or "ABSTAIN." If you abstain or fail to return your proxy card, it will have the same effect as a vote "AGAINST" the REIT Merger Proposal.

  For the FelCor Compensation Proposal, you may vote "FOR," "AGAINST" or "ABSTAIN." For purposes of the FelCor Compensation Proposal, a failure to vote, a failure to instruct your bank, broker or nominee to vote or an abstention from voting will have no effect.

  For the FelCor Adjournment Proposal, you may vote "FOR," "AGAINST" or "ABSTAIN." If you are present in person or by proxy at the FelCor special meeting, abstentions will have the same effect as a vote "AGAINST" the proposal. Broker non-votes will not have an effect on the proposal. If you are not present in person or by proxy at the FelCor special meeting, it will not have an effect on the proposal.

  Properly executed proxy cards with no instructions indicated on the proxy card will be voted "FOR" the REIT Merger Proposal, "FOR" the FelCor Compensation Proposal and "FOR" the FelCor Adjournment Proposal.

  In addition, if your shares are held in the name of a bank, broker or other nominee, your bank, broker or other nominee will not vote your shares in the absence of specific instructions from you on how to vote your shares. These "broker non-votes" (if any) and abstentions will have the same effect as a vote "AGAINST" the REIT Merger Proposal.

Q:
Who is entitled to vote at the FelCor special meeting?

A:
All holders of FelCor Common Stock as of the close of business on July 6, 2017, the record date for the FelCor special meeting, are entitled to vote at the FelCor special meeting, unless a new record date is fixed for any adjournment or postponement of the FelCor special meeting. As of the record date, there were 138,421,753 issued and outstanding shares of FelCor Common Stock. Each holder of record of FelCor Common Stock on the record date is entitled to one vote per share. Holders of FelCor Series A Preferred Stock are not entitled to vote at the FelCor special meeting.

The following questions and answers apply to RLJ shareholders and FelCor common stockholders:

Q:
Have any RLJ shareholders or FelCor common stockholders already agreed to vote in favor of the proposals?

A:
In connection with the execution of the Merger Agreement, RLJ has entered into a voting agreement with each of the following current and former executive officers of FelCor in their capacities as FelCor common stockholders: Steven R. Goldman, Thomas J. Corcoran, Jr., Troy A. Pentecost, Thomas C. Hendrick, Michael C. Hughes and Jonathan H. Yellen (collectively, the "FelCor Executives"). Collectively, the FelCor Executives beneficially own approximately 1.0% of the outstanding shares of FelCor Common Stock. These RLJ voting agreements generally require, subject to certain exceptions, the FelCor Executives to vote all of the shares of FelCor Common Stock beneficially owned by them and capable of being voted in favor of approval of the REIT Merger Proposal and against any alternative acquisition proposals of third parties, actions or agreements that would reasonably be expected to result in the failure of a closing condition set forth in the Merger Agreement, and any actions that would reasonably be expected to materially delay, materially postpone or materially adversely affect the consummation of the transactions contemplated by the Merger Agreement. These RLJ voting agreements also restrict the FelCor Executives from, subject to certain permitted exceptions, transferring any subject securities or depositing any subject securities into a voting trust or other arrangement or granting any proxy or power of attorney to vote the subject securities.

  In connection with the execution of the Merger Agreement, FelCor has entered into a voting agreement with each of the following executives of RLJ in their capacities as RLJ shareholders: Robert L. Johnson, Ross H. Bierkan and Leslie D. Hale (collectively, the "RLJ Executives"). Collectively, the RLJ Executives beneficially own approximately 1.4% of the outstanding RLJ Common Shares. These voting agreements generally require, subject to certain exceptions, the RLJ Executives to vote all of the RLJ Common Shares beneficially owned by them and capable of being voted, in favor of approval of the RLJ Share Issuance Proposal and against any alternative acquisition proposals of third parties, actions or agreements that would reasonably be expected to result in the failure of a closing condition set forth in the Merger Agreement, and any actions that would reasonably be expected to materially delay, materially postpone or materially adversely affect the consummation of the transactions contemplated by the Merger Agreement. These voting agreements also restrict the RLJ Executives from, subject to certain permitted exceptions, transferring any subject securities or depositing any subject securities into a voting trust or other arrangement or granting any proxy or power of attorney to vote the subject securities.

Q:
What happens if I sell my shares before the special meetings?

A:
The record date for each company's special meeting is earlier than the date of each company's special meeting and the date that the REIT Merger is expected to be completed. If you sell your shares after your company's record date but before the date of your company's special meeting, you will retain any right to vote at your company's special meeting, but, for FelCor stockholders, you will have transferred your right to receive the merger consideration. For FelCor stockholders, in order to receive the merger consideration, you must hold your shares through completion of the REIT Merger.

Q:
How do I vote?

A:
You may submit your proxy either by telephone, through the Internet or by mailing the enclosed proxy card, or you may vote in person at the special meeting of the company for which you are a shareholder or stockholder, as applicable.

  To submit your proxy by telephone, dial the toll free telephone number set forth on the proxy card you received using a touch tone phone and follow the recorded instructions. You will be asked to provide the control number from the enclosed proxy card. To submit your proxy through the Internet, visit the website set forth on the proxy card you received. You will be asked to provide the control number from the enclosed proxy card. Proxies submitted by telephone or through the Internet must be received by 11:59 p.m., Central Time, on August 14, 2017 for RLJ shareholders and by 11:59 p.m., Eastern Time, on August 14, 2017 for FelCor common stockholders.

  To submit your proxy by mail, complete, date and sign each proxy card you receive and return it as promptly as practicable in the enclosed prepaid envelope. If you sign and return your proxy card, but do not mark the boxes showing how you wish to vote, your shares will be voted "FOR" the RLJ Share Issuance Proposal, the RLJ Adjournment Proposal, the REIT Merger Proposal, the FelCor Compensation Proposal and the FelCor Adjournment Proposal, as applicable.

  If you intend to vote in person, please bring proper identification, together with proof that you are a record owner of shares of the applicable company. If your shares are held in "street name," please bring acceptable proof of ownership, such as a letter from your broker or an account statement showing that you beneficially own such shares on the applicable record date.

  If you hold your shares in "street name," please read the question and answer referencing "street name" shares below.

Q:
What happens if I am both an RLJ shareholder and a FelCor common stockholder?

A:
If you are both an RLJ shareholder and a FelCor common stockholder, you are entitled to vote at the special meeting of each company. You will receive separate proxy cards for each company and must complete, sign and date each proxy card and return each proxy card in the appropriate preaddressed postage-paid envelope or, if available, by submitting a proxy by one of the other methods specified in your proxy card or voting instruction card for each company.

Q:
If my shares are held in "street name" by my bank, broker or other nominee, will my broker, bank or other nominee vote my shares for me?

A:
No. Unless you instruct your broker, bank or other nominee to vote your shares held in street name, your shares will NOT be voted. If you hold your shares in a stock brokerage account or if your shares are held by a bank or other nominee (that is, in "street name"), you must provide your broker, bank or other nominee with instructions on how to vote your shares. You should follow the procedures provided by your bank, broker or nominee regarding the voting of your shares.

Q:
How can I revoke or change my vote?

A:
You may revoke your proxy at any time before the vote is taken at the special meeting of the company of which you are a shareholder or stockholder, as applicable, in any of the following ways:

•
submitting a later proxy by telephone or through the Internet prior to 11:59 p.m., Central Time, on August 14, 2017 if you are a RLJ shareholder and prior to 11:59 p.m., Eastern Time, on August 14, 2017 if you are a FelCor common stockholder;

•
filing with the Secretary of the applicable company, before the taking of the vote at the company's special meeting, a written notice of revocation bearing a later date than the proxy card;

•
duly executing a later dated proxy card relating to the same shares and delivering it to the Secretary of the applicable company before the taking of the vote at the company's special meeting; or

•
voting in person at the company's special meeting.

  Your attendance at the company's special meeting does not automatically revoke your previously submitted proxy. If you have instructed your bank, broker or other nominee to vote your shares, the options described above for revoking your proxy do not apply. Instead, you must follow the directions provided by your bank, broker or other nominee to change your vote.

Q:
When are the Mergers expected to be completed?

A:
We expect to complete the Mergers by the end of 2017, although RLJ and FelCor cannot assure completion by any particular date, if at all. Because the Mergers are subject to a number of conditions, including the approval of the RLJ Share Issuance Proposal by the requisite vote of the RLJ shareholders and the REIT Merger Proposal by the requisite vote of the FelCor common stockholders, the exact timing of the Mergers cannot be determined at this time and RLJ and FelCor cannot guarantee that the Mergers will be completed at all.

Q:
Following the REIT Merger, what percentage of RLJ Common Shares will current RLJ shareholders and FelCor stockholders own?

A:
Following the completion of the Mergers:

•
the RLJ Common Shares held by the current RLJ shareholders will represent approximately 71% of the Combined Company's fully diluted equity; and

•
former FelCor common stockholders are expected to own the remaining 29% of the Combined Company's fully diluted equity.

Q:
What happens if the REIT Merger is not completed?

A:
If the RLJ Share Issuance Proposal or the REIT Merger Proposal is not approved by RLJ shareholders or FelCor common stockholders, respectively, or if the Mergers are not completed for any other reason, FelCor common stockholders will not have their FelCor Common Stock exchanged for RLJ Common Shares in connection with the Mergers. Instead, each of FelCor and RLJ would remain a separate company. Under certain circumstances, RLJ may be required to pay

  FelCor a termination fee or an expense amount or FelCor may be required to pay RLJ a termination fee or expense amount, as described under "The Merger Agreement—Termination Fees and Expenses" beginning on page 132.

Q:
Am I entitled to exercise appraisal rights?

A:
No. Neither holders of RLJ Common Shares nor holders of FelCor Common Stock will be entitled to appraisal rights.

Q:
Will RLJ have the same strategy as FelCor?

A:
The Combined Company will follow RLJ's stated objective of generating strong returns for shareholders by acquiring premium-branded, focused-service and compact full-service hotels. This target asset class represents a very attractive segment of the lodging industry and provides stronger returns on invested capital than large full-service or luxury hotels because they operate under a business model that requires fewer employees and imposes lower operating costs, resulting in higher profit margins. As part of RLJ's disciplined capital recycling program, RLJ intends to opportunistically dispose of non-core hotels and other hotels which RLJ believes have maximized their returns in the combined portfolio in order to further strengthen the balance sheet and redeploy capital into more accretive opportunities. See "Description of Policies of RLJ" on page 198.

Q:
Will my dividend payments continue after the REIT Merger?

A:
Following completion of the REIT Merger, holders of RLJ Common Shares will be entitled to receive dividends when, as and if declared by the RLJ Board out of funds legally available therefor. After the REIT Merger, RLJ plans to continue to pay a consistent distribution on a quarterly basis, with distributions from anticipated cash generated from operations and debt. The anticipated initial annual distribution rate after the REIT Merger is expected to be $1.32 per RLJ Common Share. Any distribution will be subject to the approval of the RLJ Board and there can be no assurance of the duration of distributions at the anticipated initial annual distribution rate after the REIT Merger.

Q:
Are there any risks associated with the Mergers that I should consider in deciding how to vote?

A:
Yes. A number of risks related to the Mergers are discussed in this joint proxy statement/prospectus and described in the section entitled "Risk Factors" beginning on page 35.

Q:
What are the material U.S. federal income tax consequences of the Mergers to FelCor common stockholders and RLJ shareholders?

A:
Assuming that the Mergers are completed as currently contemplated, RLJ and FelCor expect that the receipt of the merger consideration by FelCor common stockholders in exchange for their FelCor Common Stock pursuant to the REIT Merger will be a taxable transaction for federal income tax purposes. Generally, for U.S. federal income tax purposes, FelCor common stockholders will recognize gain or loss as a result of the REIT Merger measured by the difference, if any, between the fair market value of RLJ Common Shares and the amount of any cash received in the REIT Merger on account of fractional shares and the holder's adjusted tax basis in the FelCor Common Stock exchanged. Because the merger consideration to be given to holders of FelCor Common Stock consists solely of RLJ Common Shares (other than cash received in the REIT Merger in lieu of fractional shares), holders of FelCor Common Stock may need to sell shares of RLJ Common Shares received in the REIT Merger, or raise cash from other sources, to pay any tax obligations resulting from the REIT Merger. RLJ and FelCor anticipate that the

  REIT Merger will have no material U.S. federal income tax consequences to RLJ shareholders who do not own any FelCor stock.

  The tax consequences to you of the Mergers will depend on your own situation. You should consult your own tax advisor for a full understanding of the tax consequences to you of the Mergers. For more information regarding the tax consequences of the Mergers to FelCor common stockholders, please see "Material U.S. Federal Income Tax Consequences" beginning on page 137.

Q:
How can I obtain additional information about RLJ and FelCor?

A:
RLJ and FelCor each file annual, quarterly and current reports, proxy statements and other information with the SEC. Each company's filings with the SEC may be accessed on the Internet at http://www.sec.gov. Copies of the documents filed by RLJ with the SEC will be available free of charge on RLJ's website at www.rljlodgingtrust.com or by contacting RLJ Investor Relations at ir@rljlodgingtrust.com or at 301-280-7774. Copies of the documents filed by FelCor with the SEC will be available free of charge on FelCor's website at www.felcor.com or by contacting FelCor Investor Relations at asalami@felcor.com or at 972-444-4967. The information provided on each company's website is not part of this joint proxy statement/prospectus and is not incorporated by reference into this joint proxy statement/prospectus. For a more detailed description of the information available and information incorporated by reference, please see "Where You Can Find More Information and Incorporation by Reference" on page 210.

Q:
What else do I need to do now?

A:
You are urged to read this joint proxy statement/prospectus carefully and in its entirety, including its annexes and the information incorporated by reference herein, and to consider how the Mergers affect you. Even if you plan to attend your company's special meeting, if you hold your shares in your own name as the shareholder or stockholder, as applicable, of record, please vote your shares by completing, signing, dating and returning the enclosed proxy card. You can also attend your company's special meeting and vote, or change your prior vote, in person. If you hold your shares in "street name" through a bank, broker or other nominee, then you should have received this joint proxy statement/prospectus from that nominee, along with that nominee's proxy card which includes voting instructions and instructions on how to change your vote.

Q:
Will a proxy solicitor be used?

A:
Yes. RLJ has engaged D.F. King & Co., Inc. ("D.F. King"), to assist in the solicitation of proxies for the RLJ special meeting, and RLJ estimates it will pay D.F. King a fee of approximately $15,000. RLJ has also agreed to reimburse D.F. King for reasonable out-of-pocket expenses and disbursements incurred in connection with the proxy solicitation and to indemnify D.F. King against certain losses, costs and expenses. In addition to mailing proxy solicitation materials, RLJ's trustees, officers and employees may also solicit proxies in person, by telephone or by any other electronic means of communication deemed appropriate. No additional compensation will be paid to RLJ's trustees, officers or employees for such services.

  FelCor has also engaged D.F. King, to assist in the solicitation of proxies for the FelCor special meeting, and FelCor estimates it will pay D.F. King a fee of approximately $25,000. FelCor has also agreed to reimburse D.F. King for reasonable out-of-pocket expenses and disbursements incurred in connection with the proxy solicitation and to indemnify D.F. King against certain losses, costs and expenses. In addition to mailing proxy solicitation material, FelCor's directors, officers and employees may also solicit proxies in person, by telephone or by any other electronic means of communication deemed appropriate. No additional compensation will be paid to FelCor's directors, officers or employees for such services.

Q:
Who can answer my questions?

A:
If you have any questions about the Mergers or the other matters to be voted on at the RLJ special meeting or the FelCor special meeting, how to submit your proxy, or need additional copies of this joint proxy statement/prospectus, the enclosed proxy card or voting instructions, you should contact:

If you are an RLJ shareholder:	If you are a FelCor stockholder:
D.F. King & Co., Inc. 48 Wall Street, 22nd floor New York, NY 10005 (800) 317-8033 (toll free) (212) 269-5550 (call collect)	D.F. King & Co., Inc. 48 Wall Street, 22nd floor New York, NY 10005 (877) 732-3614 (toll free) (212) 269-5550 (call collect)

SUMMARY

        The following summary highlights selected information in this joint proxy statement/prospectus and may not contain all the information that may be important to you with respect to the Merger Agreement, the Mergers or the special meetings. Accordingly, you are encouraged to read this joint proxy statement/prospectus, including its annexes and the information incorporated by reference herein, carefully and in its entirety. Each item in this summary includes a page reference directing you to a more complete description of that topic. See also "Where You Can Find More Information and Incorporation by Reference" on page 210.

The Companies

RLJ Lodging Trust (Page 47)

RLJ Lodging Trust
3 Bethesda Metro Center
Suite 1000
Bethesda, MD 20814
(301) 280-7777

        RLJ is a Maryland REIT that has elected to be taxed as a REIT under the Code. RLJ acquires primarily premium-branded, focused-service and compact full-service hotels, and is one of the largest U.S. publicly-traded lodging REITs in terms of both number of hotels and number of rooms. As of March 31, 2017, RLJ owned 122 hotels with approximately 20,100 rooms, located in 21 states and the District of Columbia, and an interest in one mortgage loan secured by a hotel. RLJ owns, through wholly-owned subsidiaries, 100% of the interests in all hotel properties, with the exception of one hotel property in which RLJ owns a 98.3% controlling interest in a joint venture.

        RLJ Common Shares are listed on the NYSE, trading under the symbol "RLJ."

        RLJ's principal executive offices are located at 3 Bethesda Metro Center, Suite 1000, Bethesda, Maryland 20814, and its telephone number is (301) 280-7777. RLJ had 57 employees as of March 31, 2017.

RLJ Lodging Trust, L.P. (Page 47)

RLJ Lodging Trust, L.P.
3 Bethesda Metro Center
Suite 1000
Bethesda, MD 20814
(301) 280-7777

        The Operating Partnership, a Delaware limited partnership, and its subsidiaries conduct all of RLJ's business, hold substantially all of RLJ's assets and liabilities and generate substantially all of RLJ's revenues. RLJ is the sole general partner of the Operating Partnership and, as of March 31, 2017, owned approximately 99.6% of the outstanding Operating Partnership Common Units.

Rangers Sub I, LLC (Page 47)

Rangers Sub I, LLC
3 Bethesda Metro Center
Suite 1000
Bethesda, MD 20814
(301) 280-7777

        REIT Merger Sub, a wholly-owned subsidiary of the Operating Partnership, is a Maryland limited liability company that was formed on April 20, 2017 solely for the purposes of effecting the REIT Merger. Upon closing under the Merger Agreement, the REIT Merger will be consummated whereby FelCor will be merged with and into REIT Merger Sub, with REIT Merger Sub surviving as a wholly-owned subsidiary of the Operating Partnership. REIT Merger Sub has not conducted any activities to date, except for activities incidental to its formation and activities undertaken in connection with the transactions contemplated by the Merger Agreement.

Rangers Sub II, LP (Page 48)

Rangers Sub II, LP
3 Bethesda Metro Center
Suite 1000
Bethesda, MD 20814
(301) 280-7777

        Partnership Merger Sub, a Delaware limited partnership, was formed on April 20, 2017 solely for the purposes of facilitating RLJ's acquisition of FelCor. Upon closing under the Merger Agreement, the Partnership Merger will be consummated whereby Partnership Merger Sub will merge with and into FelCor LP, with FelCor LP surviving as the wholly-owned subsidiary of the Operating Partnership. Partnership Merger Sub has not carried on any activities to date, except for activities incidental to its formation and activities undertaken in connection with the transactions contemplated by the Merger Agreement.

FelCor Lodging Trust Incorporated (Page 48)

FelCor Lodging Trust Incorporated
125 E. John Carpenter Freeway, Suite 1600
Irving, TX 75062
(972) 444-4900

        FelCor, a Maryland corporation, is a REIT traded on the NYSE under the symbol "FCH" that owns a diversified portfolio of primarily upper-upscale full-service hotels that are located in major urban and resort markets throughout the U.S. FelCor partners with leading hotel companies who operate its properties under globally renowned names and as premier independent hotels.

        FelCor's only material asset is its ownership interest in FelCor LP, a Delaware limited partnership with no publicly-traded equity. FelCor is the sole general partner and the owner of a greater than 99.5% partnership interest in FelCor LP. Through FelCor LP, FelCor held ownership interests in 39 hotels with 11,500 rooms as of March 31, 2017.

FelCor Lodging Limited Partnership (Page 48)

FelCor Lodging Limited Partnership
125 E. John Carpenter Freeway, Suite 1600
Irving, TX 75062
(972) 444-4900

        FelCor LP, a Delaware limited partnership, is a partnership with no publicly-traded equity. FelCor is the sole general partner of, and the owner of a greater than 99.5% partnership interest in, FelCor LP. Through FelCor LP, FelCor held ownership interests in 39 hotels with 11,500 rooms as of March 31, 2017. As the sole partner of FelCor LP, FelCor has exclusive and complete control of FelCor LP's day-to-day management. The holders of non-controlling interests in FelCor LP are unaffiliated with FelCor and, in aggregate, hold less than 1% of the FelCor LP Common Units.

The Combined Company (Page 48)

        The Combined Company will retain the name "RLJ Lodging Trust" and will continue to be a Maryland REIT, which has elected to be taxed as a REIT under the Code. The Combined Company will be a publicly traded, lodging REIT focused on the acquisition and ownership of premium-branded, focused service and compact full-service hotels. The Combined Company is expected to have a pro forma equity market capitalization of approximately $3.5 billion and a total capitalization of approximately $6.4 billion based on RLJ's closing price of $19.67 per share on July 6, 2017. Immediately after the Mergers, the Combined Company's asset base will consist primarily of interests in a portfolio of 161 hotels operating in 26 states and the District of Columbia with an aggregate of approximately 31,600 rooms.

        The business of the Combined Company will be operated through the Operating Partnership and its subsidiaries, which will include FelCor LP and its subsidiaries. On a pro forma basis giving effect to the Mergers, the Combined Company will own an approximately 99.3% partnership interest in the Operating Partnership and the Combined Company will have the full, exclusive and complete responsibility for and discretion in the day-to-day management and control of the Operating Partnership.

        The common shares of the Combined Company will continue to be listed on the NYSE, trading under the symbol "RLJ."

        The Combined Company's principal executive offices will be located at 3 Bethesda Metro Center, Suite 1000, Bethesda, MD 20814, and its telephone number will be (301) 280-7777.

The Mergers

The Merger Agreement (Page 113)

        RLJ, the Operating Partnership, REIT Merger Sub, Partnership Merger Sub, FelCor and FelCor LP have entered into the Merger Agreement attached as Annex A to this joint proxy statement/prospectus, which is incorporated herein by reference. RLJ and FelCor encourage you to carefully read the Merger Agreement in its entirety because it is the principal document governing the Mergers and the other transactions contemplated by the Merger Agreement.

The Mergers (Page 113)

        Subject to the terms and conditions of the Merger Agreement, the REIT Merger will be consummated whereby FelCor will merge with and into REIT Merger Sub, with REIT Merger Sub surviving as a wholly-owned subsidiary of the Operating Partnership. The Merger Agreement also provides for the Partnership Merger in which, immediately prior to the REIT Merger, Partnership

Merger Sub will merge with and into FelCor LP, with FelCor LP surviving as a wholly-owned subsidiary of the Operating Partnership.

        Upon completion of the Mergers, the continuing RLJ shareholders are expected to own approximately 71% of the Combined Company's fully diluted equity, and the former FelCor common stockholders are expected to own the remaining 29%. Once the Mergers are consummated, the Combined Company will retain the name "RLJ Lodging Trust" and will continue to be listed on the NYSE, trading under the symbol "RLJ."

Consideration for the Mergers (Page 114)

        At the effective time of the REIT Merger, each outstanding share of FelCor Common Stock will be converted into the right to receive 0.362 shares of newly issued RLJ Common Shares (the Common Exchange Ratio) in a taxable transaction. Each outstanding share of FelCor Series A Preferred Stock will be converted into the right to receive one share of newly created RLJ Series A Preferred Shares in a taxable transaction. At the effective time of the Partnership Merger, which will occur immediately prior to the REIT Merger, each outstanding FelCor LP Common Unit held by a limited partner (other than FelCor and its controlled affiliates) will be converted into the right to receive 0.362 Operating Partnership Common Units; provided that in lieu of receiving such Operating Partnership Common Units, each such limited partner of FelCor LP will have the right to elect to receive, for each outstanding FelCor LP Common Unit, 0.362 RLJ Common Shares.

        The Common Exchange Ratio is fixed and will not be adjusted for changes in the market value of RLJ Common Shares or FelCor Common Stock. Because the Common Exchange Ratio is fixed, the implied value of the consideration to be received by FelCor common stockholders in the REIT Merger will fluctuate between now and the completion of the Mergers. No fractional shares or units of RLJ Common Shares or Operating Partnership Common Units will be issued in the Mergers, and the value of any fractional interests to which a holder would otherwise be entitled will be paid in cash.

Recommendation of the RLJ Board and Its Reasons for the Mergers (Page 77)

        On April 23, 2017, following careful consideration, the RLJ Board unanimously determined and declared that the Merger Agreement, the Mergers and the other transactions contemplated by the Merger Agreement, including the issuance of RLJ Common Shares and RLJ Series A Preferred Shares in the REIT Merger, are advisable and in the best interests of RLJ and its shareholders and unanimously authorized, adopted, approved and declared advisable the Merger Agreement, the Mergers and the other transactions contemplated by the Merger Agreement. Certain factors considered by the RLJ Board in reaching its decision to authorize, approve and adopt the Merger Agreement, the Mergers and the other transactions contemplated by the Merger Agreement can be found in the section entitled "The REIT Merger—Recommendation of the RLJ Board and Its Reasons for the Mergers" beginning on page 77.

        The RLJ Board unanimously recommends that RLJ's shareholders vote "FOR" the RLJ Share Issuance Proposal and "FOR" the RLJ Adjournment Proposal.

Recommendation of the FelCor Board and Its Reasons for the Mergers (Page 80)

        On April 23, 2017, after careful consideration, the FelCor Board unanimously determined that the Merger Agreement, the Mergers and the other transactions contemplated by the Merger Agreement, are fair and reasonable and in the best interests of FelCor and its stockholders (including the holders of FelCor Series A Preferred Stock), and that the REIT Merger is advisable, and unanimously approved the Merger Agreement, the Mergers and the other transactions contemplated by the Merger Agreement. Certain factors considered by the FelCor Board in reaching its decision to approve the Merger Agreement, the Mergers and the other transactions contemplated by the Merger Agreement can be found in the section entitled "The REIT Merger—Recommendation of the FelCor Board and Its Reasons for the Mergers" beginning on page 80.

        The FelCor Board unanimously recommends that FelCor's stockholders vote "FOR" the REIT Merger Proposal, "FOR" the FelCor Compensation Proposal and "FOR" the FelCor Adjournment Proposal.

Summary of Risk Factors Related to the Mergers (Page 35)

        You should carefully consider the following important risks, together with all of the other information included in this joint proxy statement/prospectus and the risks related to the Mergers and the related transactions described under the section "Risk Factors" beginning on page 35, before deciding how to vote:

  •
  The Mergers are subject to a number of conditions which, if not satisfied or waived in a timely manner, would delay the Mergers or adversely impact RLJ's and FelCor's ability to complete the transactions.

  •
  Failure to consummate the Mergers as currently contemplated or at all could adversely affect the price of RLJ Common Shares or FelCor Common Stock and the future business and financial results of RLJ and FelCor.

  •
  If the Mergers do not occur, one of the companies may incur payment obligations to the other.

  •
  The Combined Company is expected to incur substantial expenses related and unrelated to the Mergers.

  •
  The pendency of the Mergers could adversely affect RLJ's and FelCor's business and operations.

  •
  Following the Mergers, the Combined Company may be unable to integrate RLJ's business and FelCor's business successfully and realize the anticipated synergies and other expected benefits of the Mergers on the anticipated timeframe or at all.

  •
  Because the number of RLJ Common Shares exchanged per share of FelCor Common Stock is fixed and will not be adjusted in the event of any change in RLJ's share price or FelCor's stock price, the value of RLJ Common Shares issued by RLJ and received by FelCor's stockholders may be higher or lower at the closing of the Mergers than when the Merger Agreement was executed.

  •
  The REIT Merger and related transactions are subject to RLJ Shareholder Approval and FelCor Stockholder Approval.

  •
  RLJ's shareholders and FelCor's stockholders will be diluted by the REIT Merger.

  •
  If the Mergers are not consummated by December 28, 2017 (unless extended under certain circumstances), RLJ or FelCor may terminate the Merger Agreement.

  •
  The market price of RLJ Common Shares may decline as a result of the Mergers and the market price of RLJ Common Shares after the consummation of the Mergers may be affected by factors different from those affecting the price of RLJ Common Shares or the FelCor Common Stock before the Mergers.

  •
  An adverse judgment in any litigation challenging the Mergers may prevent the Mergers from becoming effective or from becoming effective within the expected timeframe.

  •
  Following the REIT Merger, the Combined Company may not pay dividends at or above the rate currently paid by RLJ or FelCor.

  •
  The Combined Company will have a significant amount of indebtedness and may need to incur more in the future.

  •
  The historical and unaudited pro forma condensed combined financial information included elsewhere in this joint proxy statement/prospectus may not be representative of the Combined Company's results after the Mergers, and accordingly, you have limited financial information on which to evaluate the Combined Company following the Mergers.

  •
  The Mergers should be taxable to FelCor stockholders; however, FelCor stockholders will not receive cash with which to pay any tax.

  •
  RLJ would incur adverse tax consequences if it or FelCor failed to qualify as a REIT for United States federal income tax purposes.

  •
  Some of FelCor's properties will be subject to property tax reappraisal.

  •
  RLJ might lose its REIT status and incur significant tax liabilities.

  •
  RLJ may pay taxes even if it continues to qualify as a REIT.

  •
  RLJ's REIT distribution requirements are complex and may create tax difficulties.

  •
  FelCor's taxable REIT subsidiaries will be limited in using certain tax benefits.

The RLJ Special Meeting (Page 50)

  •
  Date, Time and Place.  The special meeting of RLJ's shareholders will be held at RLJ's corporate headquarters at 3 Bethesda Metro Center, Suite 1000, Bethesda MD 20814 on August 15, at 1:00 p.m., Eastern Time.

  •
  Purpose.  At the RLJ special meeting, RLJ's shareholders will be asked to approve the RLJ Share Issuance Proposal and the RLJ Adjournment Proposal.

  •
  Record Date; Voting Rights.  RLJ's shareholders of record at the close of business on July 6, 2017 are entitled to receive this notice and vote at the RLJ special meeting and any adjournments thereof. Each holder of RLJ Common Shares on the record date is entitled to one vote per share.

  •
  Quorum.  The holders of a majority of the outstanding RLJ Common Shares entitled to vote at the RLJ special meeting and present in person or represented by proxy, will constitute a quorum at the special meeting.

  •
  Required Vote.  Approval of the RLJ Share Issuance Proposal requires that the number of votes cast for the RLJ Share Issuance Proposal exceeds the number of votes cast against the RLJ Share Issuance Proposal from holders of RLJ Common Shares represented in person or by proxy and entitled to vote at the RLJ special meeting, assuming a quorum is present. Approval of the RLJ Adjournment Proposal also requires that the number of votes cast for the RLJ Adjournment Proposal exceeds the number of votes cast against the RLJ Adjournment Proposal from holders of RLJ Common Shares represented in person or by proxy and entitled to vote at the RLJ special meeting, assuming a quorum is present.

        As of the close of business on the record date for the RLJ special meeting, the trustees and executive officers of RLJ owned 1.4% of the outstanding RLJ Common Shares entitled to vote at the RLJ special meeting. The RLJ Executives have entered into voting agreements that obligate them to vote "FOR" the RLJ Share Issuance Proposal and "FOR" the RLJ Adjournment Proposal. Additionally, RLJ currently expects that the other RLJ trustees and executive officers will vote their RLJ Common Shares in favor of the RLJ Share Issuance Proposal as well as the other proposals to be considered at the RLJ special meeting, although none of them is obligated to do so.

        Your vote as an RLJ shareholder is very important. Accordingly, please sign and return the enclosed proxy card whether or not you plan to attend the RLJ special meeting in person.

The FelCor Special Meeting (Page 55)

  •
  Date, Time and Place.  The special meeting of FelCor's stockholders will be held at FelCor's corporate headquarters at 125 E. John Carpenter Freeway, Suite 1600, Irving, Texas 75062, on August 15, 2017 at 5:00 p.m., Central Time.

  •
  Purpose.  At the FelCor special meeting, the FelCor common stockholders will be asked to approve the REIT Merger Proposal, the FelCor Compensation Proposal and the FelCor Adjournment Proposal.

  •
  Record Date; Voting Rights.  FelCor stockholders of record at the close of business on July 6, 2017 are entitled to receive this notice and FelCor common stockholders are entitled to vote at the FelCor special meeting and any adjournments thereof. Each holder of record of FelCor Common Stock on the record date is entitled to one vote per share.

  •
  Quorum.  The holders of a majority of the outstanding shares of FelCor Common Stock entitled to vote at the FelCor special meeting and present in person or represented by proxy, will constitute a quorum at the FelCor special meeting.

  •
  Required Vote.  Approval of the REIT Merger Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of FelCor Common Stock. Approval of the FelCor Compensation Proposal requires, provided a quorum is present, that the majority of votes cast are cast in favor of the FelCor Compensation Proposal. Approval of the FelCor Adjournment Proposal requires the affirmative vote of holders of a majority of the shares of FelCor Common Stock entitled to vote at the meeting and present in person or represented by proxy, whether or not a quorum is present.

        As of the close of business on the record date for the FelCor special meeting, the directors and executive officers of FelCor owned approximately 1.5% of the outstanding FelCor Common Stock entitled to vote at the FelCor special meeting. The FelCor Executives have entered into voting agreements that obligate them to vote "FOR" the REIT Merger Proposal, "FOR" the FelCor Compensation Proposal and "FOR" the FelCor Adjournment Proposal. FelCor currently expects that the other FelCor directors and officers will vote their shares of FelCor Common Stock in favor of the REIT Merger Proposal, although none of them is obligated to do so, except for the FelCor Executives, as described below in "Voting Agreements."

Opinion of RLJ's Financial Advisor (Page 83)

        RLJ engaged Barclays Capital Inc. ("Barclays") to act as financial advisor to RLJ in connection with a potential acquisition of FelCor. At the RLJ Board meeting on April 23, 2017, Barclays rendered its oral opinion (which was subsequently confirmed in writing) to the RLJ Board that, as of such date and based upon and subject to the qualifications, limitations and assumptions set forth in the written opinion, the Common Exchange Ratio to be paid by RLJ pursuant to the Merger Agreement was fair from a financial point of view to RLJ.

        The full text of Barclays' written opinion, dated as of April 23, 2017, is attached to this joint proxy statement/prospectus as Annex B. Barclays' written opinion sets forth, among other things, the assumptions made, procedures followed, factors considered and limitations upon the review undertaken by Barclays in rendering its opinion. You are encouraged to read the opinion carefully in its entirety. The summary of Barclays' opinion set forth in this document is qualified in its entirety by reference to the full text of the opinion. Barclays' opinion is addressed to the RLJ Board, addresses only the fairness, from a financial point of view, of the Common Exchange Ratio to be offered pursuant to the Merger Agreement and does not constitute a recommendation to any shareholder of RLJ as to how such shareholder should vote with respect to the RLJ Share Issuance or any other matter.

        For more information, see "The REIT Merger—Opinion of RLJ's Financial Advisor" beginning on page 83 and Annex B.

Opinion of FelCor's Financial Advisor (Page 90)

        In connection with the REIT Merger, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("BofA Merrill Lynch"), FelCor's financial advisor, delivered to the FelCor Board a written opinion, dated April 23, 2017, as to the fairness, from a financial point of view and as of the date of the opinion, of the Common Exchange Ratio to the holders of FelCor Common Stock provided for in the REIT Merger. The full text of the written opinion, dated April 23, 2017, of BofA Merrill Lynch, which describes, among other things, the assumptions made, procedures followed, factors considered and limitations on the review undertaken, is attached as Annex C to this document and is incorporated by reference herein in its entirety.

        BofA Merrill Lynch provided its opinion to the FelCor Board (in its capacity as such) for the benefit and use of the FelCor Board in connection with and for purposes of its evaluation of the Common Exchange Ratio provided for in the REIT Merger from a financial point of view. No opinion or view was expressed as to the relative merits of the REIT Merger in comparison to other strategies or transactions that might be available to FelCor or in which FelCor might engage (including with respect to proposals received from Ashford Hospitality Trust, Inc. ("AHT") relating to a possible acquisition of FelCor) or as to the underlying business decision of FelCor to proceed with or effect the REIT Merger. BofA Merrill Lynch's opinion does not address any other aspect of the REIT Merger and does not constitute a recommendation to any stockholder as to how to vote or act in connection with the proposed REIT Merger or any related matter.

        For more information, see "The REIT Merger—Opinion of FelCor's Financial Advisor" beginning on page 90 and Annex C.

Trustees and Management of RLJ After the Mergers (Page 107)

        Following the consummation of the Mergers, the number of trustees on the RLJ Board will be increased to eight, with one existing FelCor director mutually acceptable to FelCor and RLJ being appointed to the RLJ Board. Each of the executive officers of RLJ immediately prior to the effective time of the Mergers will continue as an executive officer of the Combined Company following the effective time of the Mergers.

Interests of RLJ's Trustees and Executive Officers in the Mergers (Page 107)

        In considering the recommendation of the RLJ Board to approve the RLJ Share Issuance, RLJ's shareholders should be aware that trustees and executive officers of RLJ have certain interests in the Mergers that may be different from, or in addition to, the interests of RLJ's shareholders generally and that may present actual or potential conflicts of interests. The RLJ Board was aware of these interests and considered them, among other matters, in reaching its decision to approve the Merger Agreement and the transactions contemplated thereby. For additional information, see "The REIT Merger—Interests of RLJ's Trustees and Executive Officers in the Mergers" beginning on page 107.

Interests of FelCor's Directors and Executive Officers in the Mergers (Page 107)

        In considering the recommendation of the FelCor Board to approve the REIT Merger Proposal and the FelCor Compensation Proposal, FelCor's stockholders should be aware that directors and executive officers of FelCor have interests in the Mergers that may be different from, or in addition to, the interests of FelCor's stockholders generally and that may present actual or potential conflicts of interests. These interests include:

  •
  each share of FelCor restricted stock held by FelCor's executive officers will automatically become fully vested, and at the effective time of the REIT Merger, such shares (less the shares of FelCor Common Stock withheld to satisfy applicable withholding tax obligations) will be converted into the right to receive RLJ Common Shares based on the Common Exchange Ratio;

  •
  each FelCor RSU held by FelCor's executive officers will automatically become vested in the number of shares of FelCor Common Stock determined as set forth in the agreement or other FelCor benefit plan governing such FelCor RSU, and at the effective time of the REIT Merger, such shares (less the shares of FelCor Common Stock withheld to satisfy applicable withholding tax obligations) will be converted into the right to receive RLJ Common Shares based on the Common Exchange Ratio, and each dividend equivalent right related to such vesting FelCor RSU will become fully vested and converted into the right to receive cash; and

  •
  continued indemnification and insurance coverage for the directors and executive officers of FelCor (so long as annual premiums do not exceed 250% of FelCor's current annual premiums) in accordance with the Merger Agreement.

        In addition, the Chairman of the FelCor Board and each FelCor executive officer is party to a change in control and severance agreement with FelCor, which provides for (i) single trigger accelerated vesting of outstanding equity incentive awards upon the occurrence of a change in control, as defined in the agreement, and (ii) payments and other benefits if the individual's employment terminates for a qualifying event or circumstance, such as being terminated without "cause" or leaving employment for "good reason," as these terms are defined in the agreement, following a change in control, such as the REIT Merger. Upon the termination of such individual's employment by FelCor or the Combined Company other than for "cause," retirement or disability, or by such individual for "good reason," the individual would be eligible to receive, among other benefits, (i) a lump sum severance payment equal to 2.99 (or 2.50 in the case of Mr. Goldman) multiplied by the sum of that individual's then-current base salary, plus the greater of (A) his average cash bonus (annualized for partial years of service) paid over the preceding three years of employment (or a shorter period, if employed less than three years) or (B) his target cash bonus for the current year, and (ii) certain benefit continuation rights for up to 24 months (or up to 36 months, in the case of Mr. Goldman) following termination. In addition, under the agreement, such individuals (other than Mr. Goldman and Mr. Hendrick) are eligible to receive a "gross-up" payment, if applicable, related to any excise taxes imposed under Section 4999 of the Code.

        The FelCor Board was aware of these interests and considered them, among other matters, in approving the Merger Agreement and the transactions contemplated thereby. For additional information, see "The REIT Merger—Interests of FelCor's Directors and Executive Officers in the Mergers" beginning on page 107.

Treatment of Restricted Stock and FelCor RSUs (Page 114)

        Pursuant to the Merger Agreement, as of the business day immediately preceding the effective time of the REIT Merger, each outstanding share of FelCor restricted stock will automatically become fully vested, and at the effective time of the REIT Merger, such shares (less the shares of FelCor Common Stock withheld to satisfy applicable withholding tax obligations) will be converted into the right to receive RLJ Common Shares based on the Common Exchange Ratio. Pursuant to the Merger Agreement, as of the business day immediately preceding the effective time of the REIT Merger, each outstanding FelCor RSU will automatically become vested in the number of shares of FelCor Common Stock determined as set forth in the agreement or other FelCor benefit plan governing such FelCor

RSU, and at the effective time of the REIT Merger, such shares (less the shares of FelCor Common Stock withheld to satisfy applicable withholding tax obligations) will be converted into the right to receive RLJ Common Shares based on the Common Exchange Ratio. Any dividend equivalent rights related to a vesting FelCor RSU will become fully vested and converted into the right to receive cash.

        Notwithstanding the Merger Agreement, FelCor restricted stock and FelCor RSUs (including related dividend equivalent rights) held by an individual who is party to a change in control and severance agreement with FelCor will become vested, as set forth in such agreement, as of a change in control, including the approval of the REIT Merger by the FelCor common stockholders at the FelCor special meeting, which may occur prior to the business day immediately preceding the effective time of the REIT Merger.

Voting Agreements (Page 135)

        In connection with the execution of the Merger Agreement, RLJ has entered into a voting agreement with each of the FelCor Executives. Collectively, the FelCor Executives beneficially own approximately 1.0% of the outstanding shares of FelCor Common Stock. These voting agreements generally require, subject to certain exceptions, the FelCor Executives vote all of the shares of FelCor Common Stock beneficially owned by them and capable of being voted in favor of approval of the REIT Merger Proposal and against any alternative acquisition proposals of third parties, actions or agreements that would reasonably be expected to result in the failure of a closing condition set forth in the Merger Agreement, and any actions that would reasonably be expected to materially delay, materially postpone or materially adversely affect the consummation of the transactions contemplated by the Merger Agreement. These voting agreements also restrict the FelCor Executives from, subject to certain permitted exceptions, transferring any subject securities or depositing any subject securities into a voting trust or other arrangement or granting any proxy or power of attorney.

        In connection with the execution of the Merger Agreement, FelCor has entered into a voting agreement with each of the RLJ Executives. Collectively, the RLJ Executives beneficially own approximately 1.4% of the outstanding RLJ Common Shares. These voting agreements generally require, subject to certain exceptions, the RLJ Executives to vote all of the RLJ Common Shares beneficially owned by them and capable of being voted in favor of approval of the RLJ Share Issuance Proposal and against any alternative acquisition proposals of third parties, actions or agreements that would reasonably be expected to result in the failure of a closing condition set forth in the Merger Agreement, and any actions that would reasonably be expected to materially delay, materially postpone or materially adversely affect the consummation of the transactions contemplated by the Merger Agreement. These voting agreements also restrict the RLJ Executives from, subject to certain permitted exceptions, transferring any subject securities or depositing any subject securities into a voting trust or other arrangement or granting any proxy or power of attorney.

Conditions to Complete the Mergers (Page 129)

        A number of conditions must be satisfied or, to the extent permitted by law, waived before the Mergers can be consummated. These include, among others:

  •
  the approval of the REIT Merger Proposal by FelCor's stockholders;

  •
  the approval of the RLJ Share Issuance Proposal by RLJ's shareholders;

  •
  effectiveness of the registration statement on Form S-4, of which this joint proxy statement/prospectus constitutes a part, and no stop order suspending the effectiveness of the Form S-4 having been initiated or threatened by the SEC;

  •
  no injunction or law prohibiting the Mergers;

  •
  approval for listing on the NYSE of the RLJ Common Shares to be issued in the Mergers or reserved therefor, subject to official notice of issuance;

  •
  accuracy of each party's representations, subject in most cases to materiality or material adverse effect qualifications;

  •
  the absence of a material adverse effect on either RLJ or FelCor;

  •
  material performance and compliance with each party's covenants; and

  •
  the receipt of tax opinions relating to the REIT status of RLJ and FelCor.

Regulatory Approvals Required for the Mergers (Page 110)

        RLJ and FelCor are not aware of any material federal or state regulatory requirements that must be complied with, or approvals that must be obtained, in connection with the Mergers or the other transactions contemplated by the Merger Agreement.

Listing of RLJ Common Shares and Deregistration of FelCor Common Stock (Page 112)

        It is a condition to the completion of the Mergers that the RLJ Common Shares issuable in connection with the Mergers be approved for listing on the NYSE, subject to official notice of issuance. After the Mergers are completed, the FelCor Common Stock will no longer be listed on the NYSE and will be deregistered under the Exchange Act.

Accounting Treatment (Page 110)

        Each of RLJ and FelCor prepare their financial statements in accordance with GAAP. The Mergers will be accounted for by applying the acquisition method of accounting, with RLJ treated as the acquirer. For more information, see "Accounting Treatment" beginning on page 110.

Comparison of Rights of RLJ Shareholders and FelCor Stockholders (Page 190)

        Holders of FelCor Common Stock will have different rights following the effective time of the REIT Merger because they will hold RLJ Common Shares instead of FelCor Common Stock, and there are differences between the governing documents of RLJ and FelCor. For more information regarding the differences in rights of RLJ shareholders and FelCor stockholders, see "Comparison of Rights of RLJ Shareholders and FelCor Stockholders" beginning on page 190.

Appraisal Rights (Page 111)

        Neither holders of RLJ Common Shares nor holders of FelCor Common Stock will be entitled to appraisal rights.

No Solicitation; Change in Recommendations (Page 125)

        Pursuant to the Merger Agreement, prior to the earlier of the termination of the Merger Agreement or consummation of the Mergers contemplated thereby, RLJ and FelCor have agreed, among other things, that they will not and will cause their respective subsidiaries not to, and will not authorize or permit any of their respective representatives to solicit, initiate, knowingly encourage or knowingly facilitate any Acquisition Proposal (as defined in "The Merger Agreement—Acquisition Proposal; Change in Recommendation") or enter into, continue or participate in any discussions or negotiations with any third party, or furnish to any third party any non-public information in furtherance of such inquiries or to obtain an Acquisition Proposal. In addition, RLJ and FelCor have agreed that they will not enter into any letter of intent, memorandum of understanding, acquisition agreement, merger agreement, share purchase agreement or other similar definitive agreement (an

"Alternative Acquisition Agreement"). However, prior to receipt of the FelCor common stockholder approval of the REIT Merger Proposal (the "FelCor Stockholder Approval") or the RLJ shareholder approval of the RLJ Share Issuance Proposal (the "RLJ Shareholder Approval"), with respect to certain written, bona fide Acquisition Proposals by a third party received after the date of the Merger Agreement, RLJ and FelCor may furnish non-public information to such third party and engage in negotiations regarding such Acquisition Proposal, if the respective board determines in good faith, after consultation with its financial and legal advisors, that such Acquisition Proposal constitutes or could reasonably be expected to lead to a Superior Proposal (as defined in "The Merger Agreement—Acquisition Proposal; Change in Recommendation") and that failure to take such action would be reasonably likely to be inconsistent with the duties of its directors under applicable law.

        Prior to receipt of the RLJ Shareholder Approval or FelCor Stockholder Approval, as applicable, the RLJ Board or the FelCor Board, respectively, may terminate the Merger Agreement and enter into an Alternative Acquisition Agreement with respect to a Superior Proposal if it determines in good faith after consultation with its financial and legal advisors that such Acquisition Proposal constitutes a Superior Proposal and that failure to take such action would be inconsistent with the directors' duties under applicable law. In addition, the RLJ Board and the FelCor Board may effect an adverse recommendation change if, after the date of the Merger Agreement, RLJ or FelCor, as the case may be, receives an unsolicited bona fide written Acquisition Proposal by a third party and in good faith after consultation with its financial and legal advisors, that such Acquisition Proposal constitutes or could reasonably be expected to lead to a Superior Proposal and that failure to take such action would be inconsistent with the directors' duties under applicable law. Prior to making an adverse recommendation change or terminating the Merger Agreement, RLJ and FelCor must offer the other party written notice of the Superior Proposal and in good faith negotiate the terms and conditions of the Merger Agreement in response to the applicable circumstances leading to such board's intention to make a change in recommendation.

Termination of the Merger Agreement (Page 131)

        The Merger Agreement may be terminated under certain circumstances, including by either party (i) if the Mergers have not been consummated on or before December 28, 2017 (the "Outside Date"); (ii) upon entry of a final and non-appealable order prohibiting the transaction; (iii) upon a failure of either party to obtain the requisite approval of its shareholders or stockholders; (iv) upon such party entering into an Alternative Acquisition Agreement with respect to a Superior Proposal and such party paying its applicable termination fee; (v) upon the other party's board changing its recommendation with respect to the transaction or such other party entering into an Alternative Acquisition Agreement; or (vi) upon a material uncured breach by the other party that would cause the closing conditions not to be satisfied.

        For more information regarding termination of the Merger Agreement, see "The Merger Agreement—Termination of the Merger Agreement" beginning on page 131.

Termination Fees and Expenses (Page 132)

        In connection with the termination of the Merger Agreement under specified circumstances, RLJ may be required to pay to FelCor a termination fee of $95 million or an expense amount equal to $20 million, or FelCor may be required to pay to RLJ a termination fee of $39 million or an expense amount equal to $20 million. Circumstances requiring the payment of a termination fee or an expense amount include the following: (i) if a party terminates to enter into a Superior Proposal, the terminating party pays the applicable termination fee; (ii) if an acquisition proposal is pending and the Merger Agreement is terminated for a failed shareholder or stockholder vote, a breach or if the Mergers have not been consummated by the Outside Date, and within 12 months a party consummates an acquisition proposal, such party pays the applicable termination fee; (iii) if either party makes a change in recommendation or enters into an Alternative Acquisition Agreement (with respect to an acquisition proposal or Superior Proposal), such party pays the applicable termination fee; (iv) if either party makes a change in recommendation and that party's shareholders fail to approve the transaction, the failing party pays the applicable termination fee; (v) if either party terminates the Merger Agreement due only to a failed shareholder vote of the other party, the failing party pays the expense amount; and (vi) if either party terminates the Merger Agreement due only to the other party's breach, the breaching party pays the expense amount. If either party pays the expense amount and subsequently becomes obligated to pay the termination fee, the termination fee is reduced by the expense amount previously paid. For purposes of these termination provisions only, the term "acquisition proposal" means a proposal for more than 50% of the applicable company.

        For more information regarding the termination fee and expense amount, see "The Merger Agreement—Termination Fees and Expenses" beginning on page 132.

Litigation Relating to the Mergers (Page 112)

        Three putative class actions have been filed by purported stockholders of FelCor challenging the Mergers. The first suit, styled as George Assad v. FelCor Lodging Trust Inc., et al., No. 1:17-cv-01744-ELH, was filed in the United States District Court for the District of Maryland on June 26, 2017 and is against FelCor, its directors (including Steven R. Goldman, who is also an officer), FelCor LP, RLJ, the REIT Merger Sub, and the Partnership Merger Sub (the "Assad Lawsuit"). The second suit, styled as Martin Johnson v. FelCor Lodging Trust Inc., et al., No. 1:17-cv-01786-ELH, was filed in the United States District Court for the District of Maryland on June 28, 2017, and is against FelCor and its directors (including Steven R. Goldman, who is also an officer) (the "Johnson Lawsuit"). The third suit, styled as Sachs Investment Group v. FelCor Lodging Trust Inc., et al., No. 1:17-cv-01933-ELH, was filed in the United States District Court for the District of Maryland on July 11, 2017, and is against FelCor and its directors (including Steven R. Goldman, who is also an officer) (the "Sachs Lawsuit" and, with the Assad Lawsuit and Johnson Lawsuit, the "Lawsuits").

        The Lawsuits allege that FelCor and its directors violated Section 14(a) of the Exchange Act and Rule 14a-9 promulgated thereunder by disseminating a false and misleading Form S-4 containing a joint proxy statement/prospectus. The Lawsuits further allege that FelCor's directors violated Section 20(a) of the Exchange Act by failing to exercise proper control over the person(s) who violated Section 14(a) of the Exchange Act. The Assad Lawsuit further alleges that RLJ violated Section 20(a) of the Exchange Act.

        The Lawsuits seek, among other things, injunctive relief preventing the parties from consummating the Mergers, rescission of the transactions contemplated by the Merger Agreement should they be consummated, and litigation costs, including attorneys' fees. The Johnson Lawsuit and Sachs Lawsuit also seek damages to be awarded to the plaintiff and any class in the event the transactions contemplated by the Merger Agreement are consummated. The Assad Lawsuit also seeks injunctive relief directing the defendants to disseminate a true and complete joint proxy statement/prospectus and declaratory relief that defendants violated Sections 14(a) and/or 20(a) of the Exchange Act and Rule 14a-9 promulgated thereunder.

        FelCor and RLJ intend to defend vigorously against the Lawsuits.

        For more information, see "Litigation Relating to the Mergers" on page 112.

Material U.S. Federal Income Tax Consequences (Page 137)

        Assuming that the Mergers are completed as currently contemplated, RLJ and FelCor expect that the receipt of the merger consideration by FelCor common stockholders in exchange for their FelCor Common Stock pursuant to the REIT Merger will be a taxable transaction for federal income tax purposes. Generally, for U.S. federal income tax purposes, FelCor common stockholders will recognize gain or loss as a result of the REIT Merger measured by the difference, if any, between the fair market value of RLJ Common Shares and the amount of any cash received in the REIT Merger and the holder's adjusted tax basis in the FelCor Common Stock exchanged. Because the merger consideration to be given to holders of FelCor Common Stock consists solely of RLJ Common Shares (other than cash received in the REIT Merger in lieu of fractional shares), holders of FelCor Common Stock may need to sell shares of RLJ Common Shares received in the REIT Merger, or raise cash from other sources, to pay any tax obligations resulting from the REIT Merger. RLJ and FelCor anticipate that the REIT Merger will have no material U.S. federal income tax consequences to RLJ shareholders who do not own any FelCor stock.

        The tax consequences to you of the Mergers will depend on your own situation. You should consult your own tax advisor for a full understanding of the tax consequences to you of the Mergers. For more information regarding the tax consequences of the Mergers to FelCor common stockholders, please see "Material U.S. Federal Income Tax Consequences" beginning on page 137.

Selected Historical Financial Information of RLJ

        The following selected historical financial information for each of the years during the five-year period ended December 31, 2016 and the selected balance sheet data as of December 31 for each of the years in the five-year period ended December 31, 2016, have been derived from RLJ's audited consolidated financial statements.

        The selected historical financial information as of March 31, 2017 and for the three months ended March 31, 2017 and 2016 have been derived from RLJ's unaudited interim consolidated financial statements included in RLJ's Quarterly Report on Form 10-Q for the quarter ended March 31, 2017, which is incorporated herein by reference. The following selected historical financial information as of March 31, 2016 has been derived from RLJ's unaudited interim consolidated financial statements not included or incorporated herein by reference.

        You should read the selected historical financial information presented below together with the consolidated financial statements and the related notes thereto and management's discussion and analysis of financial condition and results of operations of RLJ included in RLJ's Annual Report on Form 10-K for the year ended December 31, 2016 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2017, which are incorporated herein by reference. See also "Where You Can Find More Information and Incorporation by Reference" on page 210.

 RLJ SELECTED FINANCIAL DATA
(in thousands, except per share data)

	For the three months ended March 31,		For the year ended December 31,
	2017	2016	2016	2015	2014	2013	2012
Statement of Operations Data:
Revenue
Room revenue	$224,965	$239,512	$1,010,637	$985,361	$969,402	$844,741	$738,207
Other property revenue	35,267	35,659	149,358	150,979	139,795	125,639	111,478

Total revenue	260,232	275,171	1,159,995	1,136,340	1,109,197	970,380	849,685

Expense
Room expense	51,922	55,028	228,656	220,101	213,071	186,667	162,039
Other property expense	104,033	108,339	439,453	437,545	433,274	388,440	346,898

Total property operating expense	155,955	163,367	668,109	657,646	646,345	575,107	508,937
Depreciation and amortization	38,665	40,730	162,500	156,226	144,294	127,231	126,340
Impairment loss	—	—	—	1,003	9,200	—	—
Property tax, insurance and other	19,158	20,155	77,281	76,682	71,443	63,627	52,745
General and administrative	9,123	9,649	31,516	37,810	41,671	35,466	31,086
Transaction and pursuit costs	625	79	192	3,058	4,850	4,410	3,520

Total operating expense	223,526	233,980	939,598	932,425	917,803	805,841	722,628

Operating income	36,706	41,191	220,397	203,915	191,394	164,539	127,057
Interest and other income	625	699	1,998	3,161	2,688	7,431	1,463
Interest expense	(14,328)	(14,892)	(58,820)	(54,788)	(56,810)	(64,348)	(83,689)

Income from continuing operations before income tax (expense) benefit	23,003	26,998	163,575	152,288	137,272	107,622	44,831
Income tax (expense) benefit	(1,166)	(1,476)	(8,190)	39,126	(1,145)	(879)	(1,369)
(Loss) gain on sale of hotel properties	(60)	(172)	45,929	28,398	353	—	—

Net income from continuing operations, including gain on sale	21,777	25,350	201,314	219,812	136,480	106,743	43,462
Net income (loss) attributable to noncontrolling interests	(19)	(52)	(962)	(1,591)	(1,039)	(1,258)	(39)

Net income from continuing operations available to common shareholders	$21,758	$25,298	$200,352	$218,221	$135,441	$105,485	$43,423

	As of March 31,		As of December 31,
	2017	2016	2016	2015	2014	2013	2012
Balance Sheet Data:
Investment in hotel properties, net	$3,341,219	$3,643,206	$3,368,674	$3,674,999	$3,518,803	$3,241,163	$3,073,483
Cash and cash equivalents	$451,010	$126,004	$456,672	$134,192	$262,458	$332,248	$115,861
Total assets(1)	$3,992,764	$3,940,338	$4,023,393	$3,972,942	$4,118,727	$3,709,074	$3,338,872
Total debt(1)	$1,582,432	$1,585,386	$1,582,715	$1,575,486	$1,548,095	$1,400,765	$1,406,138
Total liabilities(1)	$1,769,794	$1,785,656	$1,788,116	$1,772,418	$1,740,243	$1,562,740	$1,530,961
Total equity	$2,222,970	$2,154,682	$2,235,277	$2,200,524	$2,378,484	$2,146,334	$1,807,911
Per Share Data:
Basic income from continuing operations per share	$0.17	$0.20	$1.61	$1.69	$1.06	$0.89	$0.40
Diluted income from continuing operations per share(2)	$0.17	$0.20	$1.61	$1.68	$1.05	$0.88	$0.40
Weighted-average shares outstanding—basic	123,734,173	123,739,823	123,651,003	128,444,469	127,360,669	117,950,066	105,423,604
Weighted-average shares outstanding—diluted(2)	123,841,400	124,141,824	123,879,007	128,967,754	128,293,843	118,738,626	105,748,686
Dividends declared per share	$0.33	$0.33	$1.32	$1.32	$1.04	$0.86	$0.70

(1)
RLJ adopted both Accounting Standards Update ("ASU") 2015-03 and ASU 2015-15 on January 1, 2016. The adoption of this guidance changed the balance sheet classification of the RLJ's deferred financing costs. Upon adoption of the new guidance, RLJ retrospectively reclassified deferred financing costs of $7.3 million, $9.7 million, $8.9 million, and $7.5 million in the consolidated balance sheets as of December 31, 2015, 2014, 2013, and 2012, respectively. The carrying amount of debt is presented net of those deferred financing cost amounts for each of the respective periods.

(2)
Income allocated to the noncontrolling interest in the Operating Partnership has been excluded from the numerator, and the Operating Partnership Common Units have been omitted from the denominator, since the effect of including these amounts in the numerator and denominator would have no impact.

Selected Historical Financial Information of FelCor

        The following selected historical financial information for each of the years during the five-year period ended December 31, 2016 and the selected balance sheet data as of December 31 for each of the years in the five-year period ended December 31, 2016, as amended, have been derived from FelCor's audited consolidated financial statements. The selected historical financial information for the three months ended March 31, 2017 and the selected balance sheet data as of March 31, 2017 have been derived from FelCor's unaudited interim consolidated financial statements.

        You should read the selected historical financial information presented below together with the consolidated financial statements and the related notes thereto and management's discussion and analysis of financial condition and results of operations of FelCor included in FelCor's Annual Report on Form 10-K for the year ended December 31, 2016, as amended, and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2017, which are incorporated herein by reference. See also "Where You Can Find More Information and Incorporation by Reference" on page 210.

FELCOR SELECTED FINANCIAL DATA
(in millions, except per share data)

	Quarter Ended March 31,		Year Ended December 31,
	2017	2016	2016	2015	2014	2013	2012
Statement of Operations Data:(a)
Total revenues	$188	$210	$867	$886	$922	$893	$862
Income (loss) from continuing operations	(35)	(4)	1	(24)	28	(84)	(187)
Diluted earnings per share:
FelCor—income (loss) from continuing operations	$(0.31)	$(0.08)	$(0.13)	$(0.33)	$0.43	$(0.95)	$(1.81)
Other Data:
Cash flows provided by operating activities	$26	$20	$135	$147	$108	$69	$48
Cash distributions declared per common share	0.06	0.06	0.24	0.18	0.10	0.02	—
Balance Sheet Data (at end of period):
Total assets(b)	$1,680	$1,858	$1,707	$1,866	$2,082	$2,119	$2,174
Total debt, net of unamortized debt issuance costs and discount(b)	$1,354	$1,441	$1,338	$1,410	$1,563	$1,638	$1,602
FelCor's redeemable noncontrolling interests in FelCor LP, at redemption value	5	5	5	4	7	5	3

(a)
Hotels that were designated as held for sale at December 31, 2013 or disposed of prior to that date are included in discontinued operations.

(b)
Since the adoption of ASU 2015-03, Simplifying the Presentation of Debt Issuance Costs, in 2016, FelCor classifies deferred financing costs within the debt on FelCor's consolidated balance sheets. FelCor previously classified deferred financing costs as an asset on FelCor's consolidated balance sheets. All periods presented have been adjusted to conform with the presentation required under ASU 2015-03. Deferred financing costs associated with FelCor's line of credit continue to be classified as an asset.

Selected Unaudited Pro Forma Condensed Combined Financial Statements

        The following table shows summary unaudited pro forma condensed combined financial information about the combined financial condition and operating results of RLJ and FelCor after giving effect to the Mergers. The unaudited pro forma financial information assumes that the Mergers are accounted for by applying the acquisition method with RLJ as the acquiring entity. The unaudited pro forma condensed combined balance sheet data gives effect to the Mergers as if they had occurred on March 31, 2017. The unaudited pro forma condensed combined statements of operations data gives effect to the Mergers as if they had occurred on January 1, 2016. The summary unaudited pro forma condensed combined financial information listed below has been derived from and should be read in conjunction with (1) the more detailed unaudited pro forma condensed combined financial statements, including the notes thereto, appearing elsewhere in this joint proxy statement/prospectus and (2) the historical consolidated financial statements and related notes of both RLJ and FelCor, incorporated herein by reference. See "Unaudited Pro Forma Condensed Combined Financial Statements" beginning on page 213 and "Where You Can Find More Information and Incorporation by Reference" beginning on page 210.

	For the Three Months Ended March 31, 2017
	RLJ Historical	FelCor Historical	FelCor Adjustments(1)	FelCor Adjusted	Pro Forma Adjustments	RLJ Pro Forma
Statement of Operations Data:
Total revenue	$260,232	$188,104	$(1,720)	$186,384	$—	$446,616
Total property operating expense	155,955	128,838	(2,069)	126,769	—	282,724
Depreciation and amortization	38,665	27,838	(503)	27,335	3,626	69,626
Interest expense	(14,328)	(19,319)	—	(19,319)	2,889	(30,758)
Net income (loss) attributable to common shareholders	21,758	(42,190)	1,446	(40,744)	(236)	(19,222)
Per Share Data:
Net income (loss) attributable to common shareholders—basic	$0.17	$(0.31)	$0.01	$(0.30)	$0.01	$(0.11)
Net income (loss) attributable to common shareholders—diluted	$0.17	$(0.31)	$0.01	$(0.30)	$0.02	$(0.11)
Weighted-average shares—basic	123,734	137,778	137,778	137,778	(87,110)	174,402
Weighted-average shares—diluted	123,841	137,778	137,778	137,778	(87,110)	174,509
Balance Sheet Data:
Investment in hotel properties, net	$3,341,219	$1,535,718	$(34,113)	$1,501,605	$1,290,717	$6,133,541
Cash and cash equivalents	451,010	50,235	30,568	80,803	—	531,813
Total assets	3,992,764	1,680,165	(3,545)	1,676,620	1,306,425	6,975,809
Total debt	1,582,432	1,354,187	—	1,354,187	65,575	3,002,194
Total liabilities	1,769,794	1,492,545	—	1,492,545	168,030	3,430,369
Total equity	2,222,970	183,037	(3,545)	179,492	1,138,395	3,540,857

	For the Year Ended December 31, 2016
	RLJ Historical	FelCor Historical	FelCor Adjustments(1)	FelCor Adjusted	Pro Forma Adjustments	RLJ Pro Forma
Statement of Operations Data:
Total revenue	$1,159,995	$866,954	$(10,411)	$856,543	$—	$2,016,538
Total property operating expense	668,109	551,165	(8,736)	542,429	—	1,210,538
Depreciation and amortization	162,500	114,054	(2,415)	111,639	12,205	286,344
Interest expense	(58,820)	(78,244)	—	(78,244)	11,344	(125,720)
Net income (loss) attributable to common shareholders	200,352	(21,617)	22,652	1,035	(13,468)	187,919
Per Share Data:
Net income (loss) attributable to common shareholders—basic	$1.61	$(0.16)	$0.17	$0.01	$(0.55)	$1.07
Net income (loss) attributable to common shareholders—diluted	$1.61	$(0.16)	$0.17	$0.01	$(0.55)	$1.07
Weighted-average shares—basic	123,651	138,128	138,128	138,128	(87,460)	174,319
Weighted-average shares—diluted	123,879	138,128	138,128	138,128	(87,460)	174,547

(1)
The FelCor historical financial information has been adjusted to reflect a probable significant disposition as if it occurred on January 1, 2016 and March 31, 2017 for the statement of operations data and balance sheet data, respectively.

Unaudited Comparative Per Share Information (Page 173)

        The following table sets forth for the year ended December 31, 2016 and the three months ended March 31, 2017, selected per share information for RLJ Common Shares on a historical and pro forma combined basis and for the FelCor Common Stock on a historical and pro forma equivalent basis. Except for the historical information as of and for the year ended December 31, 2016, the information in the table is unaudited. You should read the table below together with the historical consolidated financial statements and related notes thereto of RLJ and FelCor contained in RLJ's Annual Report on Form 10-K for the year ended December 31, 2016, FelCor's Annual Report on Form 10-K for the year ended December 31, 2016, as amended, and each of RLJ's and FelCor's respective Quarterly Reports on Form 10-Q for the quarter ended March 31, 2017, which are incorporated herein by reference into this joint proxy statement/prospectus. See "Where You Can Find More Information and Incorporation by Reference" beginning on page 210.

        The RLJ pro forma combined amounts were calculated using the methodology as described above under the heading "Unaudited Pro Forma Condensed Combined Financial Statements," and are subject to all the assumptions, adjustments and limitations described thereunder. The unaudited pro forma condensed combined balance sheet data gives effect to the Mergers as if they occurred on March 31, 2017. The unaudited pro forma condensed combined statements of operations data gives effect to the Mergers as if it occurred on January 1, 2016. The unaudited pro forma condensed combined financial statements are not necessarily indicative of what the actual financial position and operating results would have been had the Mergers occurred on March 31, 2017 or January 1, 2016, respectively, nor do they purport to represent RLJ's future financial position or operating results. The

FelCor pro forma equivalent amounts were calculated by multiplying the RLJ pro forma combined amounts by the Common Exchange Ratio.

	RLJ			FelCor
	Historical	Pro Forma Combined		Historical(1)	Pro Forma Equivalent(2)
For the year ended December 31, 2016
Net income per common share, basic and diluted	$1.61	$1.07		$0.01	$0.39
Dividends declared per share	$1.32	N/A	(3)	$0.24	N/A	(3)
For the quarter ended March 31, 2017
Net income (loss) per common share, basic and diluted	$0.17	$(0.11)		$(0.30)	$(0.04)
Dividends declared per share	$0.33	N/A	(3)	$0.06	N/A	(3)
As of March 31, 2017
Net book value per common share	$17.73	$19.84		$0.93	$7.18

(1)
The FelCor historical per share information has been adjusted to reflect a probable significant disposition as if it occurred on January 1, 2016 and March 31, 2017 for the operating results and financial position, respectively.

(2)
Represents FelCor per common share results based on equivalent RLJ Common Shares to be issued under the Merger Agreement as of June 26, 2017 and based on RLJ's closing price on June 26, 2017.

(3)
Pro forma dividends per common share is not presented as the dividend policy for the Combined Company will be determined by the RLJ board following the completion of the Mergers. It is anticipated that the initial per share dividend will be $1.32 annually paid on a quarterly basis.

RISK FACTORS

        In addition to other information included elsewhere in this joint proxy statement/prospectus and in the annexes to this joint proxy statement/prospectus, including the matters addressed in the section entitled "Cautionary Statement Regarding Forward-Looking Statements" beginning on page 45, you should carefully consider the following risk factors in deciding whether to vote for the RLJ Share Issuance Proposal or the REIT Merger Proposal. In addition, you should read and consider the risks associated with the businesses of each of RLJ and FelCor. These risks can be found in the Annual Report on Form 10-K for the year ended December 31, 2016, as amended, and Quarterly Report on Form 10-Q for the quarter ended March 31, 2017 of FelCor and the Annual Report on Form 10-K for the year ended December 31, 2016 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2017 of RLJ, which reports are incorporated by reference into this joint proxy statement/prospectus. You should also read and consider the other information in this joint proxy statement/prospectus and the other documents incorporated by reference into this joint proxy statement/prospectus. Please also see "Where You Can Find More Information and Incorporation by Reference" on page 210.

Risks Related to the Mergers

The Mergers are subject to a number of conditions which, if not satisfied or waived in a timely manner, would delay the Mergers or adversely impact RLJ's and FelCor's ability to complete the transactions.

        The completion of the Mergers is subject to the satisfaction or waiver of a number of conditions. In addition, under circumstances specified in the Merger Agreement, RLJ or FelCor may terminate the Merger Agreement. In particular, completion of the Mergers requires (i) the approval of the REIT Merger by the FelCor common stockholders, or the REIT Merger Proposal, and (ii) the approval of the proposed issuance of RLJ Common Shares in connection with the REIT Merger by the RLJ shareholders, or the RLJ Share Issuance Proposal. While it is currently anticipated that the Mergers will be completed shortly after the FelCor stockholder meeting to approve the REIT Merger Proposal and the RLJ shareholder meeting to approve the RLJ Share Issuance Proposal, there can be no assurance that the conditions to closing will be satisfied in a timely manner or at all, or that an effect, event, circumstance, occurrence, development or change will not transpire that could delay or prevent these conditions from being satisfied. Accordingly, RLJ and FelCor cannot provide any assurances with respect to the timing of the closing of the Mergers, whether the Mergers will be completed at all and when the FelCor stockholders would receive the consideration for the Mergers, if at all.

Failure to consummate the Mergers as currently contemplated or at all could adversely affect the price of RLJ Common Shares or FelCor Common Stock and the future business and financial results of RLJ and FelCor.

        Completion of the Mergers is subject to the satisfaction or waiver of a number of conditions, including approval by the RLJ shareholders of the RLJ Share Issuance Proposal and approval by the FelCor stockholders of the REIT Merger Proposal. RLJ and FelCor cannot guarantee when or if these conditions will be satisfied or that the Mergers will be successfully completed. The consummation of the Mergers may be delayed, the Mergers may be consummated on terms different than those contemplated by the Merger Agreement, or the Mergers may not be consummated at all. If the Mergers are not completed, or are completed on different terms than as contemplated by the Merger Agreement, RLJ and FelCor could be adversely affected and subject to a variety of risks associated with the failure to complete the Mergers, or to complete the Mergers as contemplated by the Merger Agreement, including the following:

  •
  The RLJ shareholders and the FelCor stockholders may be prevented from realizing the anticipated benefits of the Mergers;

  •
  the market price of RLJ Common Shares or FelCor Common Stock could decline significantly;

  •
  reputational harm due to the adverse perception of any failure to successfully complete the Mergers;

  •
  RLJ and FelCor being required, under certain circumstances, to pay to the other party a termination fee or expense amount;

  •
  incurrence of substantial costs relating to the proposed Mergers, such as legal, accounting, financial advisor, filing, printing and mailing fees; and

  •
  the attention of RLJ's and FelCor's management and employees may be diverted from their day-to-day business and operational matters and RLJ's and FelCor's relationships with their hotel properties may be disrupted as a result of efforts relating to attempting to consummate the Mergers.

        Any delay in the consummation of the Mergers or any uncertainty about the consummation of the Mergers on terms other than those contemplated by the Merger Agreement, or if the Mergers are not completed, could materially adversely affect the business, financial results and share price of RLJ and FelCor.

If the Mergers do not occur, one of the companies may incur payment obligations to the other.

        Under the terms of the Merger Agreement, FelCor may be required to pay to RLJ a termination fee of $39 million or an expense amount equal to $20 million if the Merger Agreement is terminated under certain circumstances and RLJ may be required to pay to FelCor a termination fee of $95 million or an expense amount equal to $20 million if the Merger Agreement is terminated under certain other circumstances. Circumstances that may require the payment by a party of the termination fee include the following: (i) if such party terminates to enter into an Alternative Acquisition Agreement with respect to a superior proposal; (ii) if an acquisition proposal to such party is pending and the Merger Agreement is terminated due to (a) failure to obtain the RLJ Shareholder Approval or FelCor Stockholder Approval, as applicable or (b) a material uncured breach of the Merger Agreement, and, with respect to each of clauses (a) and (b), within 12 months such party consummates a transaction regarding or enters into an Alternative Acquisition Agreement with respect to any acquisition proposal; or (iii) if such party's board changes its recommendation regarding the REIT Merger Proposal or the RLJ Share Issuance Proposal, as applicable, in a manner adverse to the other party or such party enters into an Alternative Acquisition Agreement (with respect to an acquisition proposal or superior proposal). Circumstances that may require the payment by a party of the expense amount include the following: (i) if such party's shareholders or stockholder do not approve the REIT Merger Proposal or Share Issuance Proposal, as applicable, and the other party terminates the Merger Agreement and (ii) if such party has a material uncured breach of the Merger Agreement and the other party terminates the Merger Agreement due only to such breach. If a party pays the expense amount and subsequently becomes obligated to pay the termination fee, the termination fee will be reduced by the amount of the previously paid expense amount. For purposes of these termination provisions, the term "acquisition proposal" means a proposal for more than 50% of FelCor or RLJ, as applicable, and the term "superior proposal" means a proposal for more than 50% of FelCor or RLJ, as applicable, that its respective board determines in good faith is more favorable to the company and its stockholders or shareholders, as applicable, from a financial point of view than the transactions contemplated by the Merger Agreement.

        These provisions could discourage a potential competing acquirer that might have an interest in acquiring all or a significant part of RLJ or FelCor from considering or proposing a competing acquisition, even if the potential competing acquirer was prepared to pay consideration with a higher per share cash value than that market value proposed to be received or realized in the Mergers, or might result in a potential competing acquirer proposing to pay a lower price than it might otherwise have proposed to pay because of the added expense of the termination fee or expense amount that may become payable in certain circumstances under the Merger Agreement.

The Combined Company is expected to incur substantial expenses related and unrelated to the Mergers.

        RLJ and FelCor have incurred substantial legal, accounting, financial advisory and other costs, and the management teams of RLJ and FelCor have devoted considerable time and effort in connection with the Mergers. RLJ and FelCor may incur significant additional costs in connection with the completion of the Mergers or in connection with any delay in completing the Mergers or termination of the Merger Agreement, in addition to the other costs already incurred. If the Mergers are not completed, RLJ and FelCor will separately bear certain fees and expenses associated with the Mergers without realizing the benefits of the Mergers. If the Mergers are completed, the Combined Company expects to incur substantial expenses in connection with integrating the business, operations, network, systems, technologies, policies and procedures of the two companies. The fees and expenses may be significant and could have an adverse impact on the Combined Company's results of operations.

        Although RLJ and FelCor have assumed that a certain level of transaction and integration expenses would be incurred, there are a number of factors beyond the control of either RLJ or FelCor that could affect the total amount or the timing of the integration expenses. Many of the expenses that will be incurred, by their nature, are difficult to estimate accurately at the present time. As a result, the transaction and integration expenses associated with the Mergers could, particularly in the near term, exceed the savings that the Combined Company expects to achieve from the elimination of duplicative expenses and the realization of economies of scale and cost savings related to the integration of the businesses following the completion of the Mergers.

The pendency of the Mergers could adversely affect RLJ's and FelCor's business and operations.

        In connection with the pending Mergers, some of RLJ's or FelCor's current or prospective hotel management companies or lenders may delay or defer decisions, which could negatively impact RLJ's or FelCor's revenues, earnings, cash flows and expenses, regardless of whether the Mergers are completed. In addition, under the Merger Agreement, RLJ and FelCor are each subject to certain restrictions on the conduct of its respective business prior to completing the Mergers. These restrictions may prevent RLJ or FelCor from pursuing certain strategic transactions, acquiring and disposing assets, undertaking certain capital projects, undertaking certain financing transactions and otherwise pursuing other actions that are not in the ordinary course of business, even if such actions could prove beneficial. These restrictions may impede RLJ's or FelCor's growth which could negatively impact its respective revenue, earnings and cash flows. Additionally, the pendency of the Mergers may make it more difficult for RLJ or FelCor to effectively retain and incentivize key personnel.

Following the Mergers, the Combined Company may be unable to integrate RLJ's business and FelCor's business successfully and realize the anticipated synergies and other expected benefits of the Mergers on the anticipated timeframe or at all.

        The Mergers involve the combination of two companies that currently operate as independent public companies. The Combined Company expects to benefit from the elimination of duplicative costs associated with supporting a public company platform and the resulting economies of scale. These savings are not expected to be realized upon full integration, which is not expected to occur until 2018. The Combined Company will be required to devote significant management attention and resources to the integration of RLJ's and FelCor's business practices and operations. The potential difficulties the Combined Company may encounter in the integration process include the following:

  •
  the inability to successfully combine RLJ's and FelCor's business in a manner that permits the Combined Company to achieve the cost savings anticipated to result from the Mergers, which would result in the anticipated benefits of the Mergers not being realized in the timeframe currently anticipated or at all;

  •
  the complexities associated with integrating personnel from the two companies;

  •
  the complexities of combining two companies with different histories, cultures, geographic footprints and hotel properties;

  •
  potential unknown liabilities and unforeseen increased expenses, delays or conditions associated with the Mergers; and

  •
  performance shortfalls as a result of the diversion of management's attention caused by completing the Mergers and integrating the companies' operations.

        For all these reasons, you should be aware that it is possible that the integration process could result in the distraction of the Combined Company's management, the disruption of the Combined Company's ongoing business or inconsistencies in its operations, services, standards, controls, policies and procedures, any of which could adversely affect the Combined Company's ability to deliver exceptional service to its hotel guests, to maintain relationships with its guests, vendors and employees, to achieve the anticipated benefits of the Mergers, or could otherwise materially and adversely affect its business and financial results.

Because the number of RLJ Common Shares exchanged per share of FelCor Common Stock is fixed and will not be adjusted in the event of any change in RLJ's share price or FelCor's stock price, the value of RLJ Common Shares issued by RLJ and received by FelCor's stockholders may be higher or lower at the closing of the Mergers than when the Merger Agreement was executed.

        Upon the consummation of the REIT Merger, each share of FelCor Common Stock (other than shares, if any, held by RLJ, any of RLJ's subsidiaries or any wholly-owned subsidiaries of FelCor) will be converted into 0.362 RLJ Common Shares (the Common Exchange Ratio) and each share of FelCor Series A Preferred Stock will be converted into one RLJ Series A Preferred Share (the Preferred Exchange Ratio). The Exchange Ratios are fixed in the Merger Agreement and will not be adjusted for changes in the market price of either RLJ Common Shares or FelCor Common Stock. Changes in the market price of RLJ Common Shares prior to the REIT Merger will affect the market value of the consideration that FelCor's stockholders will receive on the Closing date of the Mergers. Stock price changes may result from a variety of factors (many of which are beyond the control of either RLJ or FelCor), including the following factors:

  •
  market reaction to the announcement of the Mergers;

  •
  changes in RLJ's or FelCor's respective businesses, operations, assets, liabilities and prospects;

  •
  changes in market assessments of the business, operations, financial position and prospects of either RLJ or FelCor or the Combined Company;

  •
  market assessments of the likelihood that the Mergers will be completed;

  •
  interest rates, general market and economic conditions and other factor generally affecting the market prices of RLJ Common Shares and the FelCor Common Stock;

  •
  the actual or perceived impact of U.S. monetary policy;

  •
  federal, state and local legislation, governmental regulation and legal developments in the businesses in which RLJ and FelCor operate; and

  •
  other factors beyond the control of either RLJ or FelCor, including those described or referred to elsewhere in this "Risk Factors" section.

        The market price of RLJ Common Shares at the closing of the REIT Merger may vary from its price on the date the Merger Agreement was executed, on the date of this joint proxy statement/prospectus and on the dates of RLJ's and FelCor's special meetings. As a result, the market value of the consideration for the REIT Merger represented by the Common Exchange Ratio also will vary.

        Therefore, while the number of RLJ Common Shares to be issued per share of FelCor Common Stock is fixed, (i) RLJ's shareholders cannot be sure of the market value of the consideration that will be paid to FelCor's stockholders upon completion of the Mergers and (ii) FelCor's stockholders cannot be sure of the market value of the consideration they will receive upon completion of the Mergers. Neither RLJ nor FelCor has the right to terminate the Merger Agreement based on an increase or decrease in the market price of RLJ Common Shares.

The REIT Merger and related transactions are subject to RLJ Shareholder Approval and FelCor Stockholder Approval.

        The REIT Merger cannot be completed unless (i) FelCor's common stockholders approve the REIT Merger Proposal by the affirmative vote of the holders of at least a majority of all outstanding shares of FelCor Common Stock and (ii) RLJ's shareholders approve the RLJ Share Issuance Proposal by the affirmative vote of a majority of the votes cast. If shareholder approval is not obtained by FelCor's stockholders or RLJ's shareholders, the REIT Merger and related transactions cannot be completed.

RLJ's shareholders and FelCor's stockholders will be diluted by the REIT Merger.

        The REIT Merger will dilute the ownership position of RLJ's shareholders and result in FelCor's stockholders having an ownership stake in the Combined Company that is smaller than their current stake in FelCor. Following the RLJ Share Issuance, RLJ and FelCor estimate that RLJ's shareholders will own approximately 71% of outstanding RLJ Common Shares, and FelCor's stockholders will own approximately 29% of outstanding RLJ Common Shares immediately after the Mergers. Consequently, RLJ's shareholders and FelCor's stockholders, as a general matter, will have less influence over the Combined Company's management and policies after the effective time of the REIT Merger than they currently exercise over the management and policies of RLJ and FelCor, respectively.

If the Mergers are not consummated by December 28, 2017, RLJ or FelCor may terminate the Merger Agreement.

        Either RLJ or FelCor may terminate the Merger Agreement under certain circumstances, including if the Mergers have not been consummated by December 28, 2017. However, this termination right will not be available to a party if that party failed to fulfill its obligations under the Merger Agreement and that failure was the cause of, or resulted in, the failure to consummate the Mergers.

The market price of RLJ Common Shares may decline as a result of the Mergers and the market price of RLJ Common Shares after the consummation of the Mergers may be affected by factors different from those affecting the price of RLJ Common Shares or the FelCor Common Stock before the Mergers.

        The market price of RLJ Common Shares may decline as a result of the Mergers if the Combined Company does not achieve the perceived benefits of the Mergers or the effect of the Mergers on the

Combined Company's financial results is not consistent with the expectations of financial or industry analysts.

        In addition, upon consummation of the Mergers, RLJ's shareholders and FelCor's stockholders will own interests in the Combined Company operating an expanded business with a different mix of properties, risks and liabilities. RLJ's current shareholders and FelCor's current stockholders may not wish to continue to invest in the Combined Company, or for other reasons may wish to dispose of some or all of their RLJ Common Shares. If, following the effective time of the Mergers, large amounts of RLJ Common Shares are sold, the price of RLJ Common Shares could decline.

        Further, the Combined Company's results of operations, as well as the market price of RLJ Common Shares after the Mergers may be affected by factors in addition to those currently affecting RLJ's or FelCor's results of operations and the market prices of RLJ Common Shares and the FelCor Common Stock, particularly the increase in the Combined Company's leverage compared to that in place for RLJ and FelCor today, and other differences in assets and capitalization. Accordingly, RLJ's and FelCor's historical market prices and financial results may not be indicative of these matters for the Combined Company after the Mergers.

An adverse judgment in any litigation challenging the Mergers may prevent the Mergers from becoming effective or from becoming effective within the expected timeframe.

        Three putative class actions have been filed by purported stockholders of FelCor challenging the Mergers. For more information regarding the three putative class actions, see "Litigation Relating to the Mergers" beginning on page 26. It is possible that shareholders of either party may file additional lawsuits challenging the Mergers or the other transactions contemplated by the Merger Agreement, which may name FelCor, RLJ and/or their respective boards as defendants. The outcome of such lawsuits cannot be assured, including the amount of costs associated with defending these claims or any other liabilities that may be incurred in connection with the litigation of these claims. If plaintiffs are successful in obtaining an injunction prohibiting the parties from completing the Mergers on the agreed-upon terms, such an injunction may delay the consummation of the Mergers in the expected timeframe, or may prevent the Mergers from being consummated altogether. Whether or not any plaintiff's claim is successful, this type of litigation may result in significant costs and divert management's attention and resources, which could adversely affect the operation of FelCor's business.

Risks Related to the Combined Company Following the Mergers

Following the REIT Merger, the Combined Company may not pay dividends at or above the rate currently paid by RLJ or FelCor.

        Following the REIT Merger, the Combined Company's shareholders may not receive dividends at the same rate that they did as RLJ's shareholders or FelCor's stockholders prior to the REIT Merger for various reasons, including the following:

  •
  the Combined Company may not have enough cash to pay such dividends due to changes in its cash requirements, capital spending plans, cash flow or financial position;

  •
  decisions on whether, when and in what amounts to make any future dividends will remain at all times entirely at the discretion of the Combined Company's board of trustees, which reserves the right to change its dividend practices at any time and for any reason; and

  •
  the amount of dividends that the Combined Company's subsidiaries may distribute to the Combined Company may be subject to restrictions imposed by state law and restrictions imposed by the terms of any current or future indebtedness that these subsidiaries may incur.

        The Combined Company's shareholders will have no contractual or other legal right to dividends that have not been declared by its board of trustees.

The Combined Company will have a significant amount of indebtedness and may need to incur more in the future.

        The Combined Company will have substantial indebtedness following completion of the Mergers. In addition, in connection with executing its business strategies following the Mergers, the Combined Company expects to evaluate the possibility of acquiring additional properties and making strategic investments, and it may elect to finance these endeavors by incurring additional indebtedness. The amount of such indebtedness could have material adverse consequences for the Combined Company, including:

  •
  hindering its ability to adjust to changing market, industry or economic conditions;

  •
  limiting its ability to access the capital markets to raise additional equity or refinance maturing debt on favorable terms or to fund acquisitions or emerging businesses;

  •
  limiting the amount of free cash flow available for future operations, acquisitions, dividends, stock repurchases or other uses;

  •
  making it more vulnerable to economic or industry downturns, including interest rate increases; and

  •
  placing it at a competitive disadvantage compared to less leveraged competitors.

        Moreover, to respond to competitive challenges, the Combined Company may be required to raise substantial additional capital to execute its business strategy. The Combined Company's ability to arrange additional financing will depend on, among other factors, its financial position and performance, as well as prevailing market conditions and other factors beyond its control. If the Combined Company is able to obtain additional financing, its credit ratings could be further adversely affected, which could further raise its borrowing costs and further limit its future access to capital and its ability to satisfy its obligations under its indebtedness.

The historical and unaudited pro forma condensed combined financial information included elsewhere in this joint proxy statement/prospectus may not be representative of the Combined Company's results after the Mergers, and accordingly, you have limited financial information on which to evaluate the Combined Company following the Mergers.

        The unaudited pro forma condensed combined financial information included elsewhere in this joint proxy statement/prospectus has been presented for informational purposes only and is not necessarily indicative of the financial position or results of operations that actually would have occurred had the Mergers been completed as of the dates indicated, nor is it indicative of the future operating results or financial position of the Combined Company following the Mergers. The unaudited pro forma condensed combined financial information does not reflect future events that may occur after the Mergers. The unaudited pro forma condensed combined financial information presented elsewhere in this joint proxy statement/prospectus is based in part on certain assumptions regarding the Mergers that RLJ and FelCor believe are reasonable under the circumstances. Neither RLJ nor FelCor can assure you that the assumptions will prove to be accurate over time.

Risks Related to Taxes and the Mergers

The Mergers should be taxable to FelCor common stockholders; however, FelCor common stockholders will not receive cash with which to pay any tax.

        The Mergers should be treated as a taxable sale by FelCor of all of its assets followed by a liquidating distribution to the FelCor common stockholders. FelCor common stockholders will not receive cash with which to pay any tax. The FelCor common stockholders effectively should be treated as selling their FelCor Common Stock in exchange for the RLJ Common Shares and the amount of any cash received in the REIT Merger. As a result, FelCor common stockholders should recognize gain or loss equal to the difference, if any, between the fair market value of RLJ Common Shares and the amount of any cash received in the REIT Merger and the holder's adjusted tax basis in the FelCor Common Stock exchanged. Generally, any gain or loss recognized should be capital gain or loss and will constitute long-term capital gain or loss if the FelCor common stockholder held the FelCor Common Stock for more than one year as of the effective time of the Mergers. Because the merger consideration consists solely of RLJ Common Shares (other than cash received in the REIT Merger for fractional shares), holders of FelCor Common Stock may need to sell RLJ Common Shares received in the Mergers, or raise cash from other sources, to pay any tax obligations resulting from the Mergers.

RLJ would incur adverse tax consequences if it or FelCor failed to qualify as a REIT for United States federal income tax purposes.

        RLJ has assumed, based on public filings, that FelCor has qualified and will continue to qualify as a REIT for United States federal income tax purposes prior to the Mergers and that RLJ will be able to continue to qualify as a REIT following the Mergers. However, if FelCor has failed or fails to qualify as a REIT, RLJ and REIT Merger Sub generally would succeed to or incur significant tax liabilities (including the significant tax liability that would result from the deemed sale of assets by FelCor pursuant to the Mergers), and RLJ could possibly lose its REIT status should disqualifying activities continue after the acquisition.

        REITs are subject to a range of complex organizational and operational requirements. As a REIT, RLJ must distribute with respect to each year at least 90% of its REIT taxable income to its shareholders. Other restrictions apply to its income and assets. RLJ's REIT status is also dependent upon the ongoing qualification of subsidiary entities as REITs, as a result of its substantial ownership interest in those entities.

        For any taxable year that RLJ fails to qualify as a REIT and is unable to avail itself of certain savings provisions set forth in the Code, it would be subject to federal income tax at the regular corporate rates on all of its taxable income, whether or not it makes any distributions to its shareholders. Those taxes would reduce the amount of cash available for distribution to its shareholders or for reinvestment and would adversely affect RLJ's earnings. As a result, RLJ's failure to qualify as a REIT during any taxable year could have a material adverse effect upon RLJ and its shareholders. Furthermore, unless certain relief provisions apply, RLJ would not be eligible to elect REIT status again until the fifth taxable year that begins after the first year for which it failed to qualify.

Some of FelCor's hotels will be subject to property tax reappraisal.

        As a result of the Mergers, some of FelCor's hotels will be subject to property tax reappraisal that could increase property tax expense and adversely affect RLJ's profitability. Ten of FelCor's hotel properties, or approximately 26%, are located in jurisdictions that may provide for property tax reappraisal upon a change of ownership and so may face such a reassessment. Further, an additional five of FelCor's hotel properties, or approximately 13%, are located in jurisdictions where the property tax value is subject to a ceiling that will no longer be applicable following the Mergers. The Mergers and the associated publicity together with the related transfers of property and property name changes that will occur in connection with the Mergers may cause other jurisdictions, in which the timing of the reappraisals is discretionary with the taxing authorities, to decide to reappraise FelCor's properties in those jurisdictions and may correspondingly increase the property tax expense to the combined company. Due to the significant uncertainties involved, the possible increases in property tax expense have not been quantified.

RLJ might lose its REIT status and incur significant tax liabilities.

        RLJ has elected to be taxed as a REIT under the Code, commencing with its taxable year ended December 31, 2011. So long as RLJ meets the requirements under the Code for qualification as a REIT each year, RLJ can deduct dividends paid to its shareholders when calculating its taxable income. To qualify as a REIT, RLJ must meet detailed technical requirements, including income, asset, distribution and stock ownership tests, under several Code provisions that have not been extensively interpreted by judges or administrative officers. In addition, RLJ does not control the determination of all factual matters and circumstances that affect its ability to qualify as a REIT. New legislation, regulations, administrative interpretations or court decisions might significantly change the tax laws with respect to REIT qualification or the federal income tax consequences of such qualification. RLJ believes that it is organized so that it qualifies as a REIT under the Code and that RLJ has operated and will continue to operate so that it continues to qualify. However, RLJ cannot guarantee that it will qualify as a REIT in any given year because:

  •
  the rules governing REITs are highly complex;

  •
  RLJ does not control all factual determinations that affect REIT status; and

  •
  RLJ's circumstances may change in the future.

        For any taxable year that RLJ fails to qualify as a REIT, it would not be entitled to deduct dividends paid to its shareholders from its taxable income. Consequently, RLJ's net assets and distributions to shareholders would be substantially reduced because of its increased tax liability. If RLJ made distributions in anticipation of its qualification as a REIT, it might be required to borrow additional funds or to liquidate some of its investments in order to pay the applicable tax. If RLJ's qualification as a REIT terminates, it may not be able to elect to be treated as a REIT for the four taxable years following the year it lost the qualification.

RLJ may pay taxes even if it continues to qualify as a REIT.

        Even if RLJ continues to qualify as a REIT, it is required to pay some federal, state, local and foreign taxes on its income and property. For example, certain of RLJ's (and FelCor's) subsidiaries have elected to be treated as taxable REIT subsidiaries. RLJ will be subject to a 100% penalty tax on payments it receives from these subsidiaries if the economic arrangements between the REIT and the taxable subsidiaries are not comparable to similar arrangements between unrelated third parties. RLJ also could be subject to tax in the event it, among other things:

  •
  sells property that is considered to be held for sale to customers in the ordinary course of its trade or business (for example, inventory) for federal income tax purposes; or

  •
  fails to satisfy certain distribution rules, as described below.

RLJ's REIT distribution requirements are complex and may create tax difficulties.

        To maintain RLJ's status as a REIT for federal income tax purposes, RLJ generally must distribute to its shareholders at least 90% of its taxable income each year. In addition, RLJ is subject to a

4% nondeductible excise tax on the amount by which its distributions for a calendar year are less than the sum of:

  •
  85% of its ordinary income for the calendar year;

  •
  95% of its capital gain net income for the calendar year; and

  •
  any amount of its income that it did not distribute in prior years.

        For tax purposes, RLJ may be required to treat interest, rent and other items as earned even though RLJ has not yet received these amounts. In addition, RLJ may not be able to deduct currently as expenses for tax purposes some items that it has actually paid. RLJ could also realize income, such as income from cancellation of indebtedness that is not accompanied by cash proceeds. If one or more of these events happened, RLJ could have taxable income in excess of cash available for distribution. In such circumstances, RLJ might have to borrow money or sell investments on unfavorable terms in order to meet the distribution requirements applicable to a REIT.

FelCor's taxable REIT subsidiaries will be limited in using certain tax net operating loss carryovers.

        If a corporation undergoes an "ownership change" within the meaning of Section 382 of the Code and the Treasury Regulations thereunder, such corporation's ability to use net operating losses ("NOLs"), generated prior to the time of that ownership change may be limited. To the extent the affected corporation's ability to use NOLs is limited, such corporation's taxable income may increase. As of December 31, 2016, FelCor's taxable REIT subsidiaries ("TRSs") had approximately $336 million of NOLs which will begin to expire in 2023 for federal tax purposes and during the period from 2019 to 2033 for state tax purposes if not utilized. An ownership change within the meaning of Section 382 of the Code with respect to FelCor's TRSs will occur in connection with the Mergers. Accordingly, FelCor's TRSs' ability to use NOLs incurred prior to the ownership change in such future years will be limited, and FelCor's TRSs will have greater taxable income as a result of such limitation.

 CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

        This joint proxy statement/prospectus and the annexes to this joint proxy statement/prospectus contain forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

        These forward-looking statements are predictions and generally can be identified by use of statements that include phrases such as "may," "believe," "expect," "anticipate," "intend," "estimate," "project," "target," "goal," "plan," "should," "will," "predict," "potential," "likely," or other words, phrases or expressions of similar import, or the negative or other words or expressions of similar meaning, and statements regarding the benefits of the Mergers or the other transactions contemplated by the Merger Agreement or the future financial condition, results of operations and business of RLJ, FelCor or the Combined Company. Without limiting the generality of the preceding sentence, certain information contained in the sections "The REIT Merger—Background of the Mergers," "The REIT Merger—Recommendation of the RLJ Board and Its Reasons for the Merger," "The REIT Merger—Recommendation of the FelCor Board and Its Reasons for the Merger," "The REIT Merger—Certain RLJ Unaudited Prospective Financial Information," and "The REIT Merger—Certain FelCor Unaudited Prospective Financial Information" constitute forward-looking statements.

        RLJ and FelCor base these forward-looking statements on particular assumptions that they have made in light of their industry experience, as well as their perception of historical trends, current conditions, expected future developments and other factors that they believe are appropriate under the circumstances. The forward-looking statements are necessarily estimates reflecting the judgment of RLJ's and FelCor's respective management and involve a number of known and unknown risks, uncertainties and other factors which may cause actual results, performance, or achievements of RLJ, FelCor or the Combined Company to be materially different from those expressed or implied by the forward-looking statements. In addition to other factors and matters contained in this joint proxy statement/prospectus, including those disclosed under "Risk Factors" beginning on page 35, these forward-looking statements are subject to risks, uncertainties and other factors, including, among others:

  •
  the ability of the RLJ and FelCor to obtain the required shareholder or stockholder, as applicable, approvals to consummate the Mergers;

  •
  the satisfaction or waiver of other conditions in the Merger Agreement;

  •
  the risk that the Mergers or the other transactions contemplated by the Merger Agreement may not be completed in the time frame expected by the parties or at all;

  •
  the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement and that a termination under certain circumstances could require RLJ to pay FelCor or FelCor to pay RLJ a termination fee or expense amount, as described under "The Merger Agreement—Termination Fees and Expenses" beginning on page 132;

  •
  the ability of RLJ to effectively acquire and dispose of properties, including properties to be acquired in the Mergers;

  •
  the ability of RLJ to successfully integrate pending transactions and implement its operating strategy, including the Mergers;

  •
  changes in general political, economic and competitive conditions and specific market conditions;

  •
  adverse changes in the real estate and real estate capital markets;

  •
  financing risks;

  •
  the outcome of current and future litigation, including any legal proceedings that may be instituted against RLJ, FelCor or others related to the Merger Agreement;

  •
  regulatory proceedings or inquiries;

  •
  changes in laws or regulations or interpretations of current laws and regulations that impact RLJ's or FelCor's business, assets or classification as a REIT; and

  •
  other risks detailed in filings made by each of RLJ and FelCor with the SEC, including the Annual Report on Form 10-K for the year ended December 31, 2016 and the Quarterly Report on Form 10-Q for the quarter ended March 31, 2017 filed by RLJ with the SEC and incorporated herein by reference and the Annual Report on Form 10-K for the year ended December 31, 2016, as amended, and the Quarterly Report on Form 10-Q for the quarter ended March 31, 2017 filed by FelCor and incorporated herein by reference. See also "Where You Can Find More Information and Incorporation by Reference" on page 210 of this joint proxy statement/prospectus.

        Although RLJ and FelCor believe that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore there can be no assurance that such statements included in this joint proxy statement/prospectus will prove to be accurate. As you read and consider the information in this joint proxy statement/prospectus, you are cautioned to not place undue reliance on these forward-looking statements. These statements are not guarantees of performance or results and speak only as of the date of this joint proxy statement/prospectus, in the case of forward-looking statements contained in this joint proxy statement/prospectus, or the dates of the documents incorporated by reference or attached as annexes to this joint proxy statement/prospectus, in the case of forward-looking statements made in those documents. Neither RLJ nor FelCor undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information or developments, future events, or otherwise, except as required by law.

        In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by RLJ, FelCor or any other person that the results or conditions described in such statements or the objectives and plans of RLJ or FelCor will be achieved. In addition, RLJ's and FelCor's qualification as a REIT involves the application of highly technical and complex provisions of the Code.

        All forward-looking statements, expressed or implied, included in this joint proxy statement/prospectus are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that RLJ, FelCor or persons acting on their behalf may issue.

THE COMPANIES

RLJ Lodging Trust

RLJ Lodging Trust
3 Bethesda Metro Center
Suite 1000
Bethesda, MD 20814
(301) 280-7777

        RLJ is a Maryland REIT that has elected to be taxed as a REIT under the Code. RLJ acquires primarily premium-branded, focused-service and compact full-service hotels, and is one of the largest U.S. publicly-traded lodging REITs in terms of both number of hotels and number of rooms. As of March 31, 2017, RLJ owned 122 hotels with approximately 20,100 rooms, located in 21 states and the District of Columbia, and an interest in one mortgage loan secured by a hotel. RLJ owns, through wholly-owned subsidiaries, 100% of the interests in all hotel properties, with the exception of one hotel property in which RLJ owns a 98.3% controlling interest in a joint venture.

        RLJ Common Shares are listed on the NYSE, trading under the symbol "RLJ."

        RLJ's principal executive offices are located at 3 Bethesda Metro Center, Suite 1000, Bethesda, Maryland 20814, and its telephone number is (301) 280-7777. RLJ had 57 employees as of March 31, 2017.

RLJ Lodging Trust, L.P.

RLJ Lodging Trust, L.P.
3 Bethesda Metro Center
Suite 1000
Bethesda, MD 20814
(301) 280-7777

        The Operating Partnership, a Delaware limited partnership, and its subsidiaries conduct all of RLJ's business, hold substantially all of RLJ's assets and liabilities and generate substantially all of RLJ's revenues. RLJ is the sole general partner of the Operating Partnership and, as of March 31, 2017, owned approximately 99.6% of the outstanding Operating Partnership Common Units.

Rangers Sub I, LLC

Rangers Sub I, LLC
3 Bethesda Metro Center
Suite 1000
Bethesda, MD 20814
(301) 280-7777

        REIT Merger Sub, a wholly-owned subsidiary of the Operating Partnership, is a Maryland limited liability company that was formed on April 20, 2017 solely for the purposes of effecting the REIT Merger. Upon closing under the Merger Agreement, the REIT Merger will be consummated whereby FelCor will be merged with and into REIT Merger Sub, with REIT Merger Sub surviving as a wholly-owned subsidiary of the Operating Partnership. REIT Merger Sub has not conducted any activities to date, except for activities incidental to its formation and activities undertaken in connection with the transactions contemplated by the Merger Agreement.

Rangers Sub II, LP

Rangers Sub II, LP
3 Bethesda Metro Center
Suite 1000
Bethesda, MD 20814
(301) 280-7777

        Partnership Merger Sub, a Delaware limited partnership, was formed on April 20, 2017 solely for the purposes of facilitating RLJ's acquisition of FelCor. Upon closing under the Merger Agreement, the Partnership Merger will be consummated whereby Partnership Merger Sub will merge with and into FelCor LP, with FelCor LP surviving as the wholly-owned subsidiary of the Operating Partnership. Partnership Merger Sub has not carried on any activities to date, except for activities incidental to its formation and activities undertaken in connection with the transactions contemplated by the Merger Agreement.

FelCor Lodging Trust Incorporated

FelCor Lodging Trust Incorporated
125 E. John Carpenter Freeway, Suite 1600
Irving, TX 75062
(972) 444-4900

        FelCor, a Maryland corporation, is a REIT traded on the NYSE under the symbol "FCH" that owns a diversified portfolio of primarily upper-upscale full-service hotels that are located in major urban and resort markets throughout the U.S. FelCor partners with leading hotel companies who operate its properties under globally renowned names and as premier independent hotels.

        FelCor's only material asset is its ownership interest in FelCor LP, a Delaware limited partnership with no publicly-traded equity. FelCor is the sole general partner and the owner of a greater than 99.5% partnership interest in FelCor LP. Through FelCor LP, FelCor held ownership interests in 39 hotels with 11,500 rooms as of March 31, 2017.

FelCor Lodging Limited Partnership

FelCor Lodging Limited Partnership
125 E. John Carpenter Freeway, Suite 1600
Irving, TX 75062
(972) 444-4900

        FelCor LP, a Delaware limited partnership, is a partnership with no publicly-traded equity. FelCor is the sole general partner of, and the owner of a greater than 99.5% partnership interest in, FelCor LP. Through FelCor LP, FelCor held ownership interests in 39 hotels with 11,500 rooms as of March 31, 2017. As the sole partner of FelCor LP, FelCor has exclusive and complete control of FelCor LP's day-to-day management. The holders of non-controlling interests in FelCor LP are unaffiliated with FelCor and, in aggregate, hold less than 1% of the FelCor LP Common Units.

The Combined Company

        The Combined Company will retain the name "RLJ Lodging Trust" and will continue to be a Maryland REIT, which has elected to be taxed as a REIT under the Code. The Combined Company will be a publicly traded, lodging REIT focused on the acquisition and ownership of premium-branded, focused service and compact full-service hotels. The Combined Company is expected to have a pro forma equity market capitalization of approximately $3.5 billion and a total capitalization of approximately $6.4 billion based on RLJ's closing price of $19.67 per share on July 6, 2017.

Immediately after the Mergers, the Combined Company's asset base will consist primarily of interests in a portfolio of 161 hotels operating in 26 states and the District of Columbia with an aggregate of approximately 31,600 rooms.

        The business of the Combined Company will be operated through the Operating Partnership and its subsidiaries, which will include FelCor LP and its subsidiaries. On a pro forma basis giving effect to the Mergers, the Combined Company will own an approximately 99.3% partnership interest in the Operating Partnership and the Combined Company will have the full, exclusive and complete responsibility for and discretion in the day-to-day management and control of the Operating Partnership.

        The common shares of the Combined Company will continue to be listed on the NYSE, trading under the symbol "RLJ."

        The Combined Company's principal executive offices will be located at 3 Bethesda Metro Center, Suite 1000, Bethesda, MD 20814, and its telephone number is (301) 280-7777.

 THE RLJ SPECIAL MEETING

        This joint proxy statement/prospectus is being furnished in connection with the solicitation of proxies from RLJ's shareholders for use at the RLJ special meeting. This joint proxy statement/prospectus and accompanying form of proxy are first being mailed to RLJ's shareholders on or about July 18, 2017.

Purpose of the RLJ Special Meeting

        A special meeting of RLJ's shareholders will be held at RLJ's corporate headquarters at 3 Bethesda Metro Center, Suite 1000, Bethesda MD 20814, on August 15, 2017, at 1:00 p.m., Eastern Time, for the following purposes:

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  to consider and vote on the RLJ Share Issuance Proposal, the proposal to approve (i) the issuance of RLJ Common Shares to the FelCor common stockholders and (ii) the issuance of RLJ Series A Preferred Shares to holders of FelCor Series A Preferred Stock pursuant to the Merger Agreement; and

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  to consider and vote on the RLJ Adjournment Proposal, the proposal to adjourn the RLJ special meeting, if necessary or appropriate, including to solicit additional proxies if there are not sufficient votes to approve the RLJ Share Issuance Proposal.

        Only business within the purposes described in the Notice of Special Meeting of RLJ's shareholders may be conducted at the RLJ special meeting. Any action may be taken on the items of business described above at the RLJ special meeting on the date specified above, or on any date or dates to which the special meeting may be postponed or to which, by original or later adjournment, the special meeting may be adjourned.

        This joint proxy statement/prospectus also contains information regarding the FelCor special meeting, including the items of business for that special meeting. RLJ's shareholders are not voting on the proposals to be voted on at the FelCor special meeting.

Record Date; Voting Rights; Proxies

        RLJ has fixed the close of business on July 6, 2017 as the record date for determining holders of RLJ Common Shares entitled to notice of, and to vote at, the RLJ special meeting. Only holders of RLJ Common Shares at the close of business on the record date will be entitled to notice of, and to vote at, the RLJ special meeting, unless a new record date is set in connection with any adjournment or postponement of the RLJ special meeting. As of the record date, there were 124,639,939 issued and outstanding RLJ Common Shares. Each holder of record of RLJ Common Shares on the record date is entitled to one vote per share. Votes may be cast either in person or by properly executed proxy at the RLJ special meeting. As of the record date, the issued and outstanding RLJ Common Shares were held by approximately 16,781 beneficial owners.

        You may submit your proxy either by telephone, through the Internet or by mailing the enclosed proxy card, or you may vote in person at the RLJ special meeting.

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  To submit your proxy by telephone, dial 1-866-883-3382 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the enclosed proxy card. To submit your proxy through the Internet, visit www.proxypush.com/rlj. You will be asked to provide the company number and control number from the enclosed proxy card. Proxies submitted by telephone or through the Internet must be received by 11:59 p.m., Central Time, on August 14, 2017.

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  To submit your proxy by mail, complete, date and sign each proxy card you receive and return it as promptly as practicable in the enclosed prepaid envelope. If you sign and return your proxy card, but do not mark the boxes showing how you wish to vote, your shares will be voted "FOR" the RLJ Share Issuance Proposal and "FOR" the RLJ Adjournment Proposal.

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  If you intend to vote in person, please bring proper identification, together with proof that you are a record owner of RLJ Common Shares. If your RLJ Common Shares are held in "street name," please bring acceptable proof of ownership, such as a letter from your broker or an account statement showing that you beneficially own such shares on the applicable record date.

        If you hold your RLJ Common Shares in "street name," please read the question and answer referencing "street name" shares above.

        All RLJ Common Shares that are entitled to vote and are represented at the RLJ special meeting by properly executed proxies received before or at the RLJ special meeting and not revoked, will be voted at such special meeting in accordance with the instructions indicated on the proxies. If no instructions are given on a timely and properly executed proxy card, your shares will be voted:

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  "FOR" the RLJ Share Issuance Proposal; and

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  "FOR" the RLJ Adjournment Proposal.

        Votes cast by proxy or in person at the RLJ special meeting will be tabulated by the inspector of elections appointed for the RLJ special meeting who will determine whether or not a quorum is present.

        Any proxy given by a shareholder pursuant to this solicitation may be revoked at any time before the vote is taken at the special meeting in any of the following ways:

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  submitting a later proxy by telephone or through the Internet prior to 11:59 p.m., Central Time, on August 14, 2017;

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  filing with the Secretary of RLJ, before the taking of the vote at the RLJ special meeting, a written notice of revocation bearing a later date than the proxy card;

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  duly executing a later dated proxy card relating to the same shares and delivering it to the Secretary of RLJ before the taking of the vote at the RLJ special meeting; or

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  voting in person at the RLJ special meeting, although attendance at the special meeting will not by itself constitute a revocation of a proxy.

        Any written notice of revocation or subsequent proxy card should be sent to RLJ Lodging Trust, 3 Bethesda Metro Center, Suite 1000, Bethesda, Maryland, Attention: Secretary, or hand delivered to the Secretary of RLJ before the taking of the vote at the RLJ special meeting.

Solicitation of Proxies

        RLJ is soliciting proxies on behalf of the RLJ Board. RLJ will bear the costs of soliciting proxies. Brokerage houses, fiduciaries, nominees and others will be reimbursed for their out-of-pocket expenses in forwarding proxy materials to owners of RLJ Common Shares held in their names. In addition to the solicitation of proxies by use of the mails, proxies may be solicited from RLJ's shareholders by trustees, officers and employees of RLJ in person or by telephone, by facsimile, on the Internet or other appropriate means of communications. No additional compensation, except for reimbursement of reasonable out-of-pocket expenses, will be paid to trustees, officers and employees of RLJ in connection with this solicitation. RLJ has retained D.F. King to solicit, and for advice and assistance in connection with the solicitation of, proxies for the RLJ special meeting at a cost of $15,000, plus out-of-pocket expenses. No portion of the amount that RLJ has agreed to pay to D.F. King is contingent upon the closing of the Mergers. Any questions or requests for assistance regarding this joint proxy statement/prospectus and related proxy materials may be directed to D.F. King by telephone at (800) 317-8033.

Quorum; Abstentions and Broker Non-Votes

        The holders of a majority of the outstanding RLJ Common Shares entitled to vote at the RLJ special meeting and present in person or represented by proxy, will constitute a quorum at the special meeting. For purposes of the RLJ Share Issuance Proposal, the failure to return your proxy card and other shares not voted (whether by broker non-vote or otherwise) will not be considered present for the purpose of determining the presence of a quorum and will have no effect on the RLJ Share Issuance Proposal. Under NYSE rules, abstentions will be considered as votes cast and, accordingly, will have the same effect as votes "AGAINST" the RLJ Share Issuance Proposal. Because approval of the RLJ Adjournment Proposal requires that the number of votes cast for the RLJ Adjournment Proposal exceeds the number of votes cast against the RLJ Adjournment Proposal from holders of RLJ Common Shares represented in person or by proxy and entitled to vote at the RLJ special meeting, abstentions and the failure to return a proxy card will have no effect on the outcome of the RLJ Adjournment Proposal provided a quorum is otherwise present at the special meeting.

        Banks, brokers and other nominees that hold their customers' shares in street name may not vote their customers' shares on "non-routine" matters without instructions from their customers. As each of the proposals to be voted upon at the RLJ special meeting is considered "non-routine," such organizations do not have discretion to vote on any of the proposals. As a result, if you fail to provide your broker, bank or other nominee with any instructions regarding how to vote your RLJ Common Shares, your RLJ Common Shares will not be considered present at the RLJ special meeting and will not be voted on any of the proposals.

Required Vote

        The approval of the RLJ Share Issuance Proposal will require that the number of votes cast for the RLJ Share Issuance Proposal exceeds the number of votes cast against the RLJ Share Issuance Proposal from holders of RLJ Common Shares represented in person or by proxy and entitled to vote at the RLJ special meeting, assuming a quorum is present.

        The approval of the RLJ Adjournment Proposal will require that the number of votes cast for the RLJ Adjournment Proposal exceeds the number of votes cast against the RLJ Adjournment Proposal from holders of RLJ Common Shares represented in person or by proxy and entitled to vote at the RLJ special meeting, assuming a quorum is present.

        Regardless of the number of RLJ Common Shares you own, your vote is important. Please complete, sign, date and promptly return the enclosed proxy card today or vote by phone or internet.

 PROPOSALS SUBMITTED TO THE RLJ SHAREHOLDERS

RLJ Share Issuance Proposal
(Proposal 1 on the RLJ Proxy Card)

        RLJ's shareholders are being asked to approve the issuance of RLJ Common Shares to the FelCor common stockholders and the issuance of RLJ Series A Preferred Shares to holders of FelCor Series A Preferred Stock pursuant to the Merger Agreement. For a summary and detailed information regarding this proposal, see the information about the Mergers and the Merger Agreement throughout this joint proxy statement/prospectus, including the information set forth in sections entitled "The REIT Merger" beginning on page 62 and "The Merger Agreement" beginning on page 113. A copy of the Merger Agreement is attached as Annex A to this joint proxy statement/prospectus.

        Pursuant to the Merger Agreement, approval of the RLJ Share Issuance is a condition to the consummation of the Mergers. If the RLJ Share Issuance Proposal is not approved, the Mergers will not be completed.

        Approval of the RLJ Share Issuance Proposal requires that the number of votes cast for this proposal exceeds the number of votes cast against this proposal from holders of RLJ Common Shares represented in person or by proxy and entitled to vote at the RLJ special meeting, assuming a quorum is present.

Recommendation of the RLJ Board

        The RLJ Board recommends that RLJ's shareholders vote "FOR" the RLJ Share Issuance Proposal to issue RLJ Common Shares to FelCor common stockholders and to issue RLJ Series A Preferred Shares to holders of FelCor Series A Preferred Stock in the REIT Merger pursuant to the Merger Agreement.

RLJ Adjournment Proposal
(Proposal 2 on the RLJ Proxy Card)

        The RLJ special meeting may be adjourned to another time or place, if necessary or appropriate in the view of the RLJ Board, to permit, among other things, further solicitation of proxies, if necessary or appropriate in the view of the RLJ Board, in favor of the RLJ Share Issuance Proposal if there are not sufficient votes at the time of such adjournment to approve such proposal.

        RLJ is asking RLJ's shareholders to approve the adjournment of the RLJ special meeting, if necessary or appropriate, to solicit additional proxies in favor of the RLJ Share Issuance Proposal if there are not sufficient votes at the time of such adjournment to approve such proposal.

        Approval of the RLJ Adjournment Proposal requires that the number of votes cast for this proposal exceeds the number of votes cast against this proposal from holders of RLJ Common Shares represented in person or by proxy and entitled to vote at the RLJ special meeting, assuming a quorum is present.

        RLJ does not intend to call a vote on the RLJ Adjournment Proposal if the RLJ Share Issuance Proposal considered at the RLJ special meeting has been approved at the RLJ special meeting.

Recommendation of the RLJ Board

        The RLJ Board recommends that RLJ's shareholders vote "FOR" the RLJ Adjournment Proposal to adjourn the RLJ special meeting, if necessary or appropriate, including to solicit additional proxies if there are not sufficient votes to approve the RLJ Share Issuance Proposal.

Other Business

        At this time, RLJ does not intend to bring any other matters before the RLJ special meeting, and RLJ does not know of any matters to be brought before the RLJ special meeting by others. If, however, any other matters properly come before the RLJ special meeting, the persons named in the enclosed proxy, or their duly constituted substitutes, acting at the RLJ special meeting or any adjournment or postponement thereof will be deemed authorized to vote RLJ Common Shares represented thereby in accordance with the judgment of management on any such matter.

THE FELCOR SPECIAL MEETING

        This joint proxy statement/prospectus is being furnished in connection with the solicitation of proxies from FelCor common stockholders for use at the FelCor special meeting. This joint proxy statement/prospectus and accompanying form of proxy are first being mailed to FelCor common stockholders on or about July 18, 2017.

Purpose of the FelCor Special Meeting

        A special meeting of FelCor's common stockholders will be held at FelCor's corporate headquarters at 125 E. John Carpenter Freeway, Suite 1600, Irving, Texas 75062, on August 15, 2017 at 5:00 p.m., Central Time, for the following purposes:

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  to consider and vote on the REIT Merger Proposal;

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  to consider and vote on the FelCor Compensation Proposal; and

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  to consider and vote on the FelCor Adjournment Proposal.

        Only business within the purposes described in the Notice of Special Meeting of FelCor may be conducted at the FelCor special meeting. Any action may be taken on the items of business described above at the FelCor special meeting on the date specified above, or on any date or dates to which the FelCor special meeting may be postponed or to which, by original or later adjournment, the special meeting may be adjourned.

        This joint proxy statement/prospectus also contains information regarding the RLJ special meeting, including the items of business for that special meeting. FelCor stockholders are not voting on the proposals to be voted on at the RLJ special meeting.

Record Date; Voting Rights; Proxies

        FelCor has fixed the close of business on July 6, 2017 as the record date for determining holders of FelCor Common Stock entitled to notice of, and to vote at, the FelCor special meeting. Holders of FelCor Common Stock and FelCor Series A Preferred Stock at the close of business on the record date will be entitled to notice of the FelCor special meeting, unless a new record date is set in connection with any adjournment or postponement of the special meeting. Only holders of FelCor Common Stock at the close of business on the record date will be entitled to vote at the FelCor special meeting, unless a new record date is set in connection with any adjournment or postponement of the special meeting. As of the record date, there were 138,421,753 issued and outstanding shares of FelCor Common Stock. Each holder of record of FelCor Common Stock on the record date is entitled to one vote per share. Votes may be cast either in person or by properly executed proxy at the FelCor special meeting. As of the record date, the issued and outstanding FelCor Common Stock was held by approximately 7,601 beneficial owners.

        You may submit your proxy either by telephone, through the Internet or by mailing the enclosed proxy card, or you may vote in person at the FelCor special meeting.

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  To submit your proxy by telephone, dial the toll free telephone number set forth on the proxy card you received using a touch-tone phone and follow the recorded instructions. You will be asked to provide the control number from the enclosed proxy card. To submit your proxy through the Internet, visit the website set forth on the proxy card you received. You will be asked to provide the control number from the enclosed proxy card. Proxies submitted by telephone or through the Internet must be received by 11:59 p.m., Eastern Time, on August 14, 2017.

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  To submit your proxy by mail, complete, date and sign each proxy card you receive and return it as promptly as practicable in the enclosed prepaid envelope. If you sign and return your proxy card, but do not mark the boxes showing how you wish to vote, your shares will be voted "FOR" the REIT Merger Proposal, "FOR" the FelCor Compensation Proposal and "FOR" the FelCor Adjournment Proposal.

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  If you intend to vote in person, please bring proper identification, together with proof that you are a record owner of the shares. If your shares are held in "street name," please bring acceptable proof of ownership, such as a letter from your broker or an account statement showing that you beneficially own such shares on the applicable record date.

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  If you hold your shares in "street name," please read the question and answer referencing shares held in "street name" above.

        All shares of FelCor Common Stock that are entitled to vote and are represented at the FelCor special meeting by properly executed proxies received before or at the special meeting and not revoked, will be voted at such special meeting in accordance with the instructions indicated on the proxies. If no instructions are given on a timely and properly executed proxy card, your shares will be voted:

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  "FOR" the REIT Merger Proposal.

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  "FOR" the FelCor Compensation Proposal.

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  "FOR" the FelCor Adjournment Proposal.

        Votes cast by proxy or in person at the FelCor special meeting will be tabulated by one or more inspectors appointed by the FelCor Board for the special meeting who will determine whether or not a quorum is present.

        Any proxy given by a stockholder pursuant to this solicitation may be revoked at any time before the vote is taken at the special meeting in any of the following ways:

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  submitting a later proxy by telephone or through the Internet prior to 11:59 p.m., Eastern Time, on August 14, 2017;

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  filing with the Secretary of FelCor, before the taking of the vote at the FelCor special meeting, a written notice of revocation bearing a later date than the proxy card;

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  duly executing a later dated proxy card relating to the same shares and delivering it to the Secretary of FelCor before the taking of the vote at the FelCor special meeting; or

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  voting in person at the FelCor special meeting, although attendance at the special meeting will not by itself constitute a revocation of a proxy.

        Any written notice of revocation or subsequent proxy card should be sent to 125 E. John Carpenter Freeway, Suite 1600, Irving, Texas 75062, Attention: Secretary, or hand delivered to the Secretary of FelCor before the taking of the vote at the FelCor special meeting.

Solicitation of Proxies

        FelCor is soliciting proxies on behalf of the FelCor Board. FelCor will bear the costs of soliciting proxies. Brokerage houses, fiduciaries, nominees and others will be reimbursed for their out-of-pocket expenses in forwarding proxy materials to owners of FelCor Common Stock held in their names. In addition to the solicitation of proxies by use of the mails, proxies may be solicited from FelCor common stockholders by directors, officers and employees of FelCor in person or by telephone, by facsimile, on the Internet or other appropriate means of communications. No additional compensation, except for reimbursement of reasonable out-of-pocket expenses, will be paid to directors, officers and employees of FelCor in connection with this solicitation. FelCor has retained D.F. King to solicit, and for advice and assistance in connection with the solicitation of, proxies for the FelCor special meeting at a cost of $25,000, plus out-of-pocket expenses. No portion of the amount that FelCor has agreed to pay to D.F. King is contingent upon the closing of the Mergers. FelCor has agreed to indemnify D.F. King against any loss, damage, expense, liability or claim arising out of such services. Any questions or requests for assistance regarding this joint proxy statement/prospectus and related proxy materials may be directed to D.F. King by telephone at (877) 732-3614.

Quorum; Abstentions and Broker Non-Votes

        The holders of a majority of the outstanding shares of FelCor Common Stock entitled to vote at the FelCor special meeting and present in person or represented by proxy, will constitute a quorum at the special meeting. Shares that abstain from voting will be treated as shares that are present and entitled to vote at the FelCor special meeting for purposes of determining whether a quorum exists. Because approval of the REIT Merger Proposal requires the affirmative vote of holders of a majority of the outstanding shares of FelCor Common Stock, abstentions and the failure to vote will have the same effect as votes "AGAINST" approval of the REIT Merger Proposal. For the FelCor Compensation Proposal, a failure to vote, a failure to instruct your bank, broker or nominee to vote or an abstention from voting will have no effect. Approval of the FelCor Adjournment Proposal requires the affirmative vote of holders of a majority of the outstanding shares of FelCor Common Stock entitled to vote at the FelCor special meeting and present in person or represented by proxy, whether or not a quorom is present; therefore, abstentions will have the same effect as votes "AGAINST" approval of the FelCor Adjournment Proposal.

        Banks, brokers and other nominees that hold their customers' shares in street name may not vote their customers' shares on "non-routine" matters without instructions from their customers. As each of the proposals to be voted upon at the FelCor special meeting is considered "non-routine," such organizations do not have discretion to vote on any of the proposals. As a result, if you hold your shares in "street name" and you fail to provide your broker, bank or other nominee with any instructions regarding how to vote your shares of FelCor Common Stock your shares of FelCor Common Stock will not be considered present at the FelCor special meeting and will not be voted on any of the proposals.

Required Vote

        Approval of the REIT Merger Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of FelCor Common Stock.

        Approval of the FelCor Compensation Proposal requires, provided a quorum is present, that the majority of votes cast are cast in favor of the FelCor Compensation Proposal.

        Approval of the FelCor Adjournment Proposal requires the affirmative vote of holders of a majority of the outstanding shares of FelCor Common Stock entitled to vote at the FelCor special meeting and present in person or represented by proxy, whether or not a quorom is present.

        Regardless of the number of shares of FelCor Common Stock you own, your vote is important. Please complete, sign, date and promptly return the enclosed proxy card today or vote by phone or internet.

 PROPOSALS SUBMITTED TO THE FELCOR COMMON STOCKHOLDERS

REIT Merger Proposal
(Proposal 1 on the FelCor Proxy Card)

        FelCor common stockholders are asked to approve the REIT Merger Proposal as contemplated by the Merger Agreement. For a summary and detailed information regarding the REIT Merger Proposal, see the information about the Mergers and the Merger Agreement throughout this joint proxy statement/prospectus, including the information set forth in sections entitled "The REIT Merger" beginning on page 62 and "The Merger Agreement" beginning on page 113. A copy of the Merger Agreement is attached as Annex A to this joint proxy statement/prospectus.

        Pursuant to the Merger Agreement, approval of the REIT Merger Proposal is a condition to the consummation of the Mergers. If the REIT Merger Proposal is not approved, the Mergers will not be completed.

        Approval of the REIT Merger Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of FelCor Common Stock.

Recommendation of the FelCor Board

        The FelCor Board recommends that FelCor common stockholders vote "FOR" the REIT Merger Proposal.

FelCor Compensation Proposal
(Proposal 2 on the FelCor Proxy Card)

        This section sets forth the information required by Item 402(t) of Regulation S-K regarding the compensation for certain executive officers of FelCor that is based on or otherwise relates to the Mergers. This compensation is referred to as "golden parachute" compensation by the applicable SEC disclosure rules, and in this section such term is used to describe the compensation payable to certain FelCor executive officers related to the Mergers. The "golden parachute" compensation payable to certain FelCor executive officers is subject to a non-binding advisory vote of FelCor common stockholders. The amounts set forth below have been calculated assuming (1) that the Mergers are completed on August 31, 2017 and, where applicable, that each executive officer experiences a qualifying termination of employment as of August 31, 2017, and (2) a per share price of FelCor Common Stock of $7.98, the average closing price per share of FelCor's Common Stock over the first five business days following the announcement of the Merger Agreement. For further information regarding the consideration to be received in settlement of equity-based awards, see "The REIT Merger—Interests of FelCor's Directors and Executive Officers in the Mergers."

        The amounts indicated below are estimates of amounts that would be payable to the executive officers, and such estimates are based on multiple assumptions that may or may not actually occur, including assumptions described in this joint proxy statement/prospectus. Some of the assumptions are based on information not currently available and, as a result, the actual amounts, if any, to be received by any named executive officer may differ in material respects from the amounts set forth below. All dollar amounts set forth below have been rounded to the nearest whole number.

Name	Cash ($)(1)	Equity ($)(2)		Benefits and Perquisites ($)(3)	Tax Reimbursement ($)(4)	Other ($)(5)	Total ($)(6)
Steven R. Goldman	4,078,125	798,128	(7)	144,156	—	14,002	5,034,411
Troy A. Pentecost	2,925,715	3,539,900		96,104	1,875,162	148,720	8,585,601
Thomas C. Hendrick	2,342,954	1,810,582		45,453	—	48,698	4,247,687
Michael C. Hughes	2,342,954	2,455,278		96,104	1,855,149	115,091	6,864,576
Jonathan H. Yellen	2,342,954	2,514,588		96,104	—	119,997	5,073,643
Richard A. Smith(8)	—	—		—	—	—	—

(1)
Represents "double trigger" cash severance payable to the executive officers named above upon a qualifying termination. Pursuant to the applicable executive officer's change in control and severance agreement, upon a qualifying termination, each of Messrs. Goldman, Pentecost, Hendrick, Hughes and Yellen is entitled to a lump sum severance payment equal to 2.99 (or 2.50, in the case of Mr. Goldman) multiplied by the sum of that executive's then-current base salary, plus the greater of (i) his average cash bonus (annualized for partial years of service) paid over the preceding three years of employment (or a shorter period, if employed less than three years) or (ii) his target cash bonus for the current year.

  The following table quantifies each such executive officer's (i) current base salary, which is included in the aggregate total reported in the "Cash" column above and (ii) average cash bonus (annualized for partial years of service) paid over the preceding three years of employment (or a shorter period, if employed less than three years) and target cash bonus for the current year, the greater of which is included in the aggregate total reported in the "Cash" column above:

		Bonus Component
Name	Base Salary Component ($)	Average Annualized Cash Bonus ($)	2017 Target Cash Bonus ($)
Steven R. Goldman	725,000	—	906,250
Troy A. Pentecost	515,000	359,549	463,500
Thomas C. Hendrick	447,770	256,316	335,827
Michael C. Hughes	447,770	245,398	335,827
Jonathan H. Yellen	447,770	316,777	335,827
(2)
Represents the value of the unvested shares of FelCor restricted stock and FelCor RSUs held by each executive officer named above that, as a result of the REIT Merger, will, in the case of FelCor restricted stock, become fully vested and, in the case of FelCor RSUs, become vested in the number of shares of FelCor Common Stock determined as set forth in the agreement governing such FelCor RSU, and at the effective time of the REIT Merger, all such shares (less the shares of FelCor Common Stock withheld to satisfy applicable withholding tax obligations) will be converted into the right to receive RLJ Common Shares based on the Common Exchange Ratio. The estimated dollar value of such shares of FelCor restricted stock and FelCor RSUs assumes a price per share of $7.98 for each share of FelCor Common Stock, which represents the average of the closing price of FelCor Common Stock for the first five business days following the first public announcement of the Mergers on April 24, 2017. Accordingly, the actual value received by the named executive officers may be greater or less than those provided above. See "The REIT Merger—Interests of FelCor's Directors and Executive Officers in the Mergers—Restricted Stock and FelCor RSUs" below for additional details regarding FelCor's restricted stock and FelCor RSUs. All such amounts are "single trigger" pursuant to the change in control provisions of the agreements governing the award of the shares of FelCor restricted stock and FelCor RSUs and the applicable executive officer's change in control and severance agreement.

(3)
Benefits and perquisites include, for a period of 24 months (or 36 months, in the case of Mr. Goldman) following a qualifying termination, health and dental insurance coverage for the individual and his family; group term life insurance equal to annual base salary; disability insurance; and supplemental health insurance coverage. The amounts included in this column are "double trigger" payments which become payable only in connection with a qualifying termination.

(4)
Represents an estimate of the excise tax triggered under Section 4999 of the Code that the executive officer will be reimbursed for (i.e., "grossed-up") in connection with the executive officer's change in control payments. Neither Mr. Goldman nor Mr. Hendrick has a provision in his change in control and severance agreement that would entitle him to a gross-up of excise taxes, if any; the change in control and severance agreements of FelCor's other executive officers do contain such a provision.

(5)
Represents dividend equivalent right payments pursuant to the terms of each FelCor RSU award agreement entitling the applicable executive officer to a cash payment in an amount equal to the aggregate amount of dividends that would have been distributed in the period between the date of the award and the vesting date had the shares attributable to such FelCor RSU been issued and outstanding throughout such period. All such amounts are "single trigger" pursuant to the change in control provisions of the applicable executive officer's change in control and severance agreements.

(6)
For Mr. Goldman and Mr. Hendrick, these amounts are subject to reduction to the extent payments would be considered "parachute payments" within the meaning of Section 280G of the Code if such reduction would give the executive officer a better after-tax result than if he received the payments in full. Based on current estimates and assumptions, FelCor anticipates that (i) Mr. Goldman will not be subject to any excise tax and (ii) Mr. Hendrick will be subject to excise tax and will achieve a better after-tax result by receiving his payments in full.

(7)
Pursuant to the terms of Mr. Goldman's employment agreement, the accelerated vesting of Mr. Goldman's outstanding equity awards upon a change in control is prorated over an 18-month period by applying a fraction, the numerator of which is the number of days in the period commencing on the date of Mr. Goldman's employment agreement (February 10, 2017) and ending on the date of such change in control, and the denominator of which is 548. The amount set forth in the table above assumes the change in control date is August 15, 2017. Mr. Goldman's employment agreement also contemplates the possibility of certain further adjustments to the acceleration of Mr. Goldman's outstanding equity awards based on FelCor's total stockholder return, but no such adjustments would be required based on the assumptions used for purposes of this table.

(8)
Richard A. Smith retired as FelCor's President and Chief Executive Officer effective September 16, 2016. There are no agreements or understandings, whether written or unwritten, between Mr. Smith and either FelCor or RLJ concerning any type of compensation, whether present, deferred or contingent, that is based on or otherwise relates to the Mergers.

        Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Rule 14a-21(c) of the Exchange Act, FelCor is seeking stockholder approval of a non-binding advisory proposal to approve the compensation of certain FelCor executive officers that is based on or otherwise relates to the Mergers as disclosed above in this section. The non-binding advisory proposal gives FelCor common stockholders the opportunity to express their views on the compensation of certain

FelCor executive officers related to the Mergers. Accordingly, FelCor is requesting stockholders to approve the following resolution, on a non-binding advisory basis:

  "RESOLVED, that the compensation that may be paid or become payable to FelCor's named executive officers, in connection with the Merger Agreement, the Mergers and the transactions contemplated thereby and the agreements or understandings pursuant to which such compensation may be paid or become payable, in each case as disclosed pursuant to Item 402(t) of Regulation S-K in "Proposal 2: FelCor Compensation Proposal," are hereby APPROVED."

        Approval of the non-binding advisory proposal to approve certain compensation arrangements for certain FelCor executive officers in connection with the transactions contemplated by the Merger Agreement requires that the majority of votes cast are cast in favor of the FelCor Compensation Proposal, provided a quorum is present. For purposes of the FelCor Compensation Proposal, a failure to vote, a failure to instruct your bank, broker or nominee to vote or an abstention from voting will have no effect.

Recommendation of the FelCor Board

        The FelCor Board recommends that FelCor common stockholders vote "FOR" the FelCor Compensation Proposal.

FelCor Adjournment Proposal
(Proposal 3 on the FelCor Proxy Card)

        The FelCor common stockholders are being asked to approve a proposal that will give the FelCor Board the authority to adjourn the FelCor special meeting, if necessary or appropriate, for the purpose of soliciting additional votes for the approval of the REIT Merger Proposal if there are not sufficient votes at the time of the FelCor special meeting to approve the REIT Merger Proposal. If, at the FelCor special meeting, the number of shares of FelCor Common Stock, present or represented by proxy and voting for the approval of the REIT Merger Proposal is insufficient to approve such proposal, FelCor intends to move to adjourn the FelCor special meeting to another place, date or time in order to enable the FelCor Board to solicit additional proxies for approval of the proposal. Holders of a majority of the shares of FelCor Common Stock entitled to vote at the FelCor special meeting and present in person or represented by proxy, whether or not a quorum is present, may adjourn the special meeting to another place, date or time. FelCor does not intend to call a vote on the FelCor Adjournment Proposal if the REIT Merger Proposal considered at the FelCor special meeting has been approved at the FelCor special meeting. If the FelCor special meeting is adjourned for the purpose of soliciting additional proxies, FelCor common stockholders who have already submitted their proxies will be able to revoke them at any time prior to their use.

Recommendation of the FelCor Board

        The FelCor Board recommends that FelCor common stockholders vote "FOR" the FelCor Adjournment Proposal.

Other Business

        No other matters will be transacted at the FelCor special meeting.

THE REIT MERGER

        The following is a summary of the material terms of the REIT Merger. This summary does not purport to be complete and may not contain all of the information about the REIT Merger that is important to you. The summary of the material terms of the REIT Merger below and elsewhere in this joint proxy statement/prospectus is qualified in its entirety by reference to the Merger Agreement, copies of which are attached to this joint proxy statement/prospectus as Annex A, and are incorporated by reference into this joint proxy statement/prospectus. You are urged to read this joint proxy statement/prospectus, including the Merger Agreement, carefully and in its entirety for a more complete understanding of the REIT Merger.

General

        Each of the RLJ Board and the FelCor Board has unanimously approved the Merger Agreement, the Mergers and the other transactions contemplated by the Merger Agreement. Subject to the terms and conditions of the Merger Agreement, FelCor will merge with and into REIT Merger Sub, with REIT Merger Sub surviving as a wholly-owned subsidiary of the Operating Partnership. The Merger Agreement also provides for the Partnership Merger in which, immediately prior to the REIT Merger, Partnership Merger Sub will merge with and into FelCor LP, with FelCor LP surviving as a wholly-owned subsidiary of the Operating Partnership. FelCor stockholders will receive the merger consideration described below under "The Merger Agreement—Consideration for the Mergers" beginning on page 114.

Background of the Mergers

        The boards and management teams of RLJ and FelCor periodically and in the ordinary course have, from time to time, evaluated and considered a variety of financial and strategic opportunities as part of their respective long-term strategies to enhance value for their shareholders and stockholders, including potential divestitures, business combinations and other transactions.

        On September 19, 2016, FelCor issued a press release announcing the retirement of Richard A. Smith, FelCor's President and Chief Executive Officer. In connection with Mr. Smith's retirement, the FelCor Board had begun a review of the long-term strategic direction of the company, and, as a result of the aforementioned press release, FelCor received a number of unsolicited inquiries from parties who were interested in potential divestitures, business combinations and other transactions involving FelCor. As described in more detail below, from the date of the press release announcing Mr. Smith's retirement until the signing of the Merger Agreement with RLJ, at the direction of the FelCor Board, BofA Merrill Lynch had discussions with more than 20 possible strategic and financial counterparties, consisting mostly of private companies, to determine whether they would be interested in a potential transaction involving FelCor.

        On September 19, 2016, Thomas J. Corcoran, Jr., Chairman of the Board of Directors of FelCor, was asked by Montgomery J. Bennett, then Chairman of the Board and Chief Executive Officer of Ashford Hospitality Trust ("AHT"), as well as its external advisor, Ashford Inc. ("AINC"), for a lunch meeting.

        On September 20, 2016, Mr. Corcoran met with Mr. Bennett. Mr. Bennett said that FelCor and AHT should consider merging. Mr. Bennett stated his view that companies with larger capitalizations trade better than companies with smaller capitalizations, and he provided limited materials that he claimed supported his view. Mr. Corcoran suggested setting up a meeting with Christopher J. Hartung, FelCor's lead independent director, to discuss a potential transaction. That meeting was subsequently scheduled for October 25, 2016.

        On September 21, 2016, W. Michael Murphy, a director of Ashford Hospitality Prime, Inc., called Mr. Corcoran to highlight the benefits of a combination of FelCor and AHT.

        On October 25, 2016, Mr. Hartung met with Mr. Bennett, during which meeting Mr. Bennett again proposed that FelCor engage with AHT on a potential transaction.

        On October 27, 2016, at FelCor's quarterly board meeting, the FelCor Board discussed potential transaction partners and potential investor views with management and representatives of BofA Merrill Lynch. Following such discussions, the FelCor Board determined to approach a limited number of potential strategic counterparties to assess their interest in a transaction with FelCor. Representatives of FelCor thereafter contacted several such parties, three of which (including RLJ) indicated a willingness to engage in further discussion with FelCor. One of these parties participated in several conversations with Mr. Corcoran, but declined to proceed further. Another party also participated in several conversations with Mr. Corcoran and BofA Merrill Lynch, but ultimately did not submit any proposal.

        On November 10, 2016, Mr. Bennett called Mr. Hartung asking about FelCor's reaction to a potential transaction with AHT. Mr. Hartung responded that it was under review, but that for a stock deal the strength of the resultant company was most important. Mr. Hartung pointed out that FelCor and AHT have different philosophies regarding external management, leverage, conflicts of interest, governance and other matters.

        On November 11, 2016, Mr. Corcoran called Ross H. Bierkan, President, Chief Executive Officer and Chief Investment Officer of RLJ, to arrange a meeting.

        On November 13, 2016, Mr. Corcoran met with Mr. Bierkan to determine whether RLJ might have an interest in a transaction with FelCor. Mr. Bierkan said that RLJ may have an interest, and he would discuss the opportunity with Robert L. Johnson, the chairman of the RLJ Board, to confirm.

        On November 14, 2016, Mr. Bierkan confirmed with Mr. Johnson that RLJ would be interested in exploring a potential transaction with FelCor, and following that conversation, Mr. Bierkan informed Mr. Corcoran, who indicated that he would further consult with the FelCor Board.

        On November 14, 2016, Patricia L. Gibson, a FelCor independent director, met with Douglas A. Kessler, then President of AHT. Ms. Gibson explained that the FelCor Board was focused on governance and was concerned about AHT's external management structure and litigation history. Ms. Gibson noted that Mr. Hartung and others would be meeting with Mr. Bennett at the National Association of Real Estate Investment Trusts conference ("NAREIT").

        On November 16, 2016, Mr. Hartung and Mark D. Rozells, an independent director of FelCor, met with Messrs. Bennett and Kessler at NAREIT to discuss a potential transaction. During the meeting, AHT delivered a presentation to Mr. Hartung and Mr. Rozells proposing $8.00 per share for FelCor Common Stock in a fixed ratio, all-stock transaction. This presentation was subsequently sent to Mr. Corcoran by Mr. Bennett on November 17, 2016.

        On November 17, 2016, Mr. Hartung and Mr. Rozells met with Mr. Bierkan to discuss RLJ's level of interest in exploring a potential transaction, RLJ's familiarity with the FelCor portfolio and the strategic alignment and fit of the two companies. Following this discussion, Mr. Hartung and Mr. Rozells informed Mr. Bierkan that they would get back in touch with RLJ after they conferred with other members of the FelCor Board.

        On November 22, 2016, the FelCor Board had a telephonic meeting to discuss potential interest from AHT and RLJ. The FelCor Board determined that FelCor should continue the evaluation of its stand-alone strategy before engaging in substantive negotiations with third parties.

        On November 26, 2016, Mr. Corcoran met with Mr. Bennett, at which meeting Mr. Corcoran expressed concerns regarding a variety of issues concerning AHT and its management, including corporate governance, conflicts of interest, capital structure and strategy.

        On November 28, 2016, Mr. Hartung contacted Mr. Bierkan to follow-up on RLJ's interest in exploring a potential transaction with FelCor. Mr. Hartung informed Mr. Bierkan that the FelCor Board was still discussing the possibility of pursuing a transaction.

        On November 30, 2016, Mr. Bennett sent to Mr. Corcoran a presentation entitled "Project Fish—Combination Overview" responding to issues previously raised by Mr. Corcoran. Mr. Corcoran forwarded the presentation to other members of the FelCor Board. Dinesh P. Chandiramani, a director of AINC, visited FelCor's offices that same day to encourage Mr. Corcoran to support a merger of FelCor and AHT.

        On December 2, 2016, the FelCor Board met and discussed a potential transaction with either AHT or RLJ. Representatives of BofA Merrill Lynch gave a presentation regarding both AHT and RLJ. The FelCor Board determined that the best course of action at that point in time was to continue to defer any substantive discussions on a transaction with either AHT or RLJ, continue the search for a replacement CEO and focus on executing asset sales. The FelCor Board also determined that AHT's proposal would not be in the best interests of FelCor's stockholders in light of concerns regarding the uncertain and volatile value of AHT's shares offered as consideration, leverage, external management, governance, the dilutive earnings per share impact to the combined company and the value transfer to AINC without proper compensation to FelCor stockholders.

        On December 5, 2016, Mr. Hartung contacted Mr. Bennett and stated that FelCor was not interested in advancing discussions with AHT at that time.

        On December 13, 2016, Dr. Benjamin Ansell, the lead independent director of AHT, sent a letter to Mr. Hartung regarding AHT's proposal to engage in a transaction with FelCor. The letter set forth certain purported benefits of the potential transaction and included an indicative merger consideration of $9.31 per share payable in AHT shares.

        On December 17, 2016, Mr. Corcoran met with Mr. Bennett. Mr. Corcoran reiterated his concerns with AHT's proposal, including the uncertain and volatile value of AHT's shares offered as consideration, leverage, governance and external management.

        On December 18, 2016, the FelCor Board met telephonically, with representatives from management, Polsinelli PC ("Polsinelli"), Sidley Austin LLP ("Sidley"), Jones Day, and BofA Merrill Lynch also present. BofA Merrill Lynch reviewed with the FelCor Board the terms of AHT's revised proposal as compared to AHT's earlier proposal. Following a discussion, the FelCor Board determined to continue consideration of a potential sale or merger transaction, and authorized Mr. Hartung to engage in continuing discussions with Dr. Ansell and with RLJ, and to contact again other likely interested parties regarding their potential interest in a transaction with FelCor. The FelCor Board further authorized the creation of a transaction committee comprised of three independent directors, namely Mr. Hartung, Glenn A. Carlin and Charles A. Ledsinger, Jr., chaired by Mr. Ledsinger (the "FelCor Transaction Committee"). The FelCor Transaction Committee was formed to respond to the AHT letter from Dr. Ansell as well as interest from other parties, including RLJ. The FelCor Transaction Committee would also evaluate and respond to any later solicitations from other parties interested in merging with or acquiring FelCor.

        On December 19, 2016, Mr. Hartung sent a letter to Dr. Ansell. Mr. Hartung stated that while the FelCor Board was carefully considering AHT's proposal, the FelCor Board had identified several basic issues that needed to be resolved at the outset for discussions to advance, including AHT's high leverage and its external management structure and related conflicts of interests.

        On December 19, 2016, Mr. Hartung called Mr. Bierkan to inform him that FelCor had decided to provide a draft nondisclosure agreement to RLJ and expressed FelCor's desire for RLJ and FelCor to use the holiday period to negotiate the nondisclosure agreement so that each party may start preliminary diligence on the other at the start of the New Year.

        On December 20, 2016, FelCor provided a draft nondisclosure agreement to RLJ.

        On December 21, 2016, Mr. Corcoran spoke with Mr. Bennett regarding the process for evaluating the proposed transaction. On behalf of FelCor, Sidley delivered a draft confidentiality agreement, which included a customary standstill provision, to AHT's counsel. AHT's counsel responded that AHT would not agree to a standstill that restricted its ability to present its proposal directly to FelCor's stockholders.

        On December 23, 2016, Mr. Hartung sent a letter to Dr. Ansell acknowledging receipt of AHT's December 13 letter and summarizing certain concerns regarding AHT's proposal. The letter expressed the view of the FelCor Board that the proposed merger consideration would provide insufficient value to FelCor's stockholders, and reiterated that the financial, structural and governance concerns previously expressed by Mr. Corcoran needed to be addressed before FelCor would be willing to engage in substantive discussions with AHT regarding a potential transaction.

        On December 26, 2016, at the request of AHT and FelCor, representatives from UBS Securities LLC ("UBS"), financial advisor to AHT, contacted representatives from BofA Merrill Lynch to discuss AHT's offer, AHT's management structure and post-transaction leverage.

        On December 27, 2016, the independent directors of FelCor met telephonically, with representatives of Polsinelli and Jones Day in attendance. At the meeting, Mr. Hartung reported on the status of discussions with AHT and RLJ, as well as related issues.

        On December 28, 2016, after discussion and negotiations regarding the terms of the nondisclosure agreement, FelCor and RLJ entered into a nondisclosure agreement that included a customary standstill provision applicable to both parties.

        On December 29, 2016, Dr. Ansell called Mr. Hartung. They discussed AHT's proposal, entering into a nondisclosure agreement with a customary standstill provision and extending the deadline for nominating directors for election to the FelCor Board. During this call, Dr. Ansell informed Mr. Hartung that AHT had acquired a position in FelCor's shares.

        On January 5, 2017, the FelCor Transaction Committee met telephonically, with FelCor management and representatives of Sidley, Polsinelli, and BofA Merrill Lynch also present. Representatives of BofA Merrill Lynch reported on its discussions with UBS. Mr. Hartung reported on his discussions with Dr. Ansell, including plans for a meeting on January 6, and related matters. Discussions also ensued about potential further discussion with RLJ.

        On January 6, 2017, Dr. Ansell, Mr. Kessler and Alan Tallis, an independent director of AHT, accompanied by representatives from UBS, met with Messrs. Hartung and Rozells in San Francisco to discuss AHT's proposal. Mr. Ledsinger and Mr. Carlin, as well as representatives from BofA Merrill Lynch, also attended the meeting telephonically. At this meeting, the representatives of FelCor delivered a draft nondisclosure agreement prepared by Sidley, which contained a limited standstill restriction.

        Over the course of the following week, representatives from Sidley and Cadwalader, Wickersham & Taft LLP ("Cadwalader") negotiated the nondisclosure agreement. On January 11, 2017, AHT, AINC and FelCor entered into the nondisclosure agreement, which included a limited standstill expiring on February 9, 2017.

        On January 10, 2017, FelCor provided RLJ and Barclays with access to FelCor's virtual data room and due diligence material. From this point, RLJ commenced preliminary diligence on FelCor and its assets and representatives of RLJ had various telephonic discussions with, and submitted diligence questions to, representatives of FelCor and the FelCor management team.

        On January 16, 2017, Dr. Ansell sent a letter to Mr. Hartung that reiterated AHT's desire to pursue a potential transaction on a friendly basis.

        On January 17, 2017, at the direction of the FelCor Board, representatives of BofA Merrill Lynch discussed AHT's diligence requests with UBS.

        On January 20, 2017, the FelCor Board met telephonically, with FelCor management and representatives of Sidley, Polsinelli, BofA Merrill Lynch, and Sard Verbinnen also present. The representatives of FelCor's management and advisors provided updates on the status of their discussions and related issues. At this meeting, the FelCor Board also authorized moving forward with a nondisclosure agreement with an entity referred to herein as Party X. Party X had indicated to FelCor that it was interested in contributing some of its hotels to FelCor in exchange for equity in FelCor.

        On January 20, 2017, representatives from Sidley asked Cadwalader whether AHT would be willing to internalize its external manager, AINC, indicating that internalization would address some of FelCor's fundamental structural concerns.

        On January 21, 2017, representatives from Cadwalader advised on behalf of AHT that an internalization of AINC was not under consideration by AHT at that time.

        On January 23, 2017, Dr. Ansell sent a letter to Mr. Hartung requesting that FelCor provide certain due diligence materials, including detailed historical property level financial data.

        On January 24, 2017, Mr. Hartung sent a letter to Dr. Ansell stating that while the FelCor Board was still considering the merits of the potential transaction, the FelCor Board had concluded that AHT's current proposal was not in the best interest of FelCor stockholders, noting FelCor's previously expressed concerns with the proposal.

        On January 27, 2017, FelCor entered into a nondisclosure agreement with Party X.

        On January 30, 2017, Mr. Hartung contacted Mr. Bierkan to discuss the process for RLJ and FelCor to continue more detailed diligence, including establishing pricing, the mechanics involved in exchanging additional diligence materials, and related timing.

        On January 31, 2017, the FelCor Transaction Committee met telephonically, with FelCor management and representatives of Sidley, Polsinelli, Sard Verbinnen, and BofA Merrill Lynch also present. BofA Merrill Lynch reported on the status of discussions with AHT, RLJ and Party X, and related issues.

        On January 31, 2017, at the direction of RLJ, representatives from Barclays contacted representatives from BofA Merrill Lynch to convey that RLJ, based on information available to it at the time, was prepared to pursue a transaction with FelCor at an implied share value of FelCor Common Stock in the low $8.00 range. BofA Merrill Lynch advised Barclays that this price range would likely be insufficient to warrant exploration by the FelCor Board.

        On February 1, 2017, Mr. Corcoran met with Mr. Bennett. Mr. Bennett said that AHT would respond in writing to Mr. Hartung's January 24 letter. Mr. Bennett also said that AHT would propose seven candidates for election to the FelCor Board.

        On February 1, 2017, FelCor and its representatives indicated to RLJ and its representatives that RLJ's proposed merger consideration of FelCor Common Stock in the low $8.00 per share range would need to be increased significantly in order for the FelCor Board to explore a potential transaction with RLJ.

        On February 2, 2017, Dr. Ansell sent a letter to Mr. Hartung that reiterated AHT's belief that FelCor's stockholders would benefit from a potential transaction. Dr. Ansell then presented a revised proposal for the acquisition of FelCor.

        On February 3, 2017, the FelCor Transaction Committee met telephonically, with FelCor management and representatives of Sidley, Polsinelli, Sard Verbinnen, and BofA Merrill Lynch also in attendance. BofA Merrill Lynch provided updates regarding the various discussions in progress, including the revised proposal from AHT and the asset contribution transaction proposed by Party X. BofA Merrill Lynch presented preliminary financial analyses with respect to FelCor and certain of the proposed transactions. There was substantial discussion, following which the FelCor Transaction Committee determined that FelCor should continue to engage RLJ in discussions.

        On February 6, 2017, the FelCor Board met telephonically with FelCor management and representatives of Sidley, Polsinelli, Sard Verbinnen, and BofA Merrill Lynch also in attendance. Mr. Hartung reported on the various strategic matters being considered by the FelCor Board, including the ongoing transaction discussions with various parties, interactions with RLJ and its advisors and the revised proposal received from AHT. The FelCor Board observed that the revised AHT proposal did not reflect any increase in value or provide for greater transaction certainty.

        On February 6, 2017, Mr. Bierkan informed Mr. Hartung that following RLJ's initial business and financial due diligence review of FelCor, and subject to confirmatory due diligence and final approval by the RLJ Board, RLJ remained interested in a potential transaction.

        On February 7, Mr. Hartung called Mr. Bierkan to inform him that the FelCor Board remained interested in a potential transaction.

        On February 8, 2017, Mr. Hartung sent a letter to Dr. Ansell indicating that FelCor was not prepared to engage in transaction discussions with AHT based on Dr. Ansell's February 2 letter. Mr. Hartung noted that AHT's proposal failed to address fundamental issues previously identified by FelCor, including the value and certainty of AHT's offer, the combined company's high leverage, external management, conflicts of interest and governance issues.

        On February 9, 2017, RLJ and its representatives verbally communicated to FelCor and its representatives, based on the preliminary due diligence review through that date, RLJ was prepared to explore a stock-for-stock merger in which FelCor shareholders would receive 0.363 RLJ Common Shares for each share of FelCor Common Stock. Based on the $23.15 closing price of RLJ's Common Shares on February 8, 2017, RLJ's proposal had a value of approximately $8.40 per share of FelCor Common Stock.

        On February 10, 2017, FelCor entered into an employment agreement with Mr. Goldman, pursuant to which Mr. Goldman was appointed to serve as Chief Executive Officer of FelCor, effective as of March 1, 2017, but due to certain circumstances, he started his employment on February 27, 2017.

        On February 10, 2017, representatives of BofA Merrill Lynch informed representatives of Barclays that FelCor was interested in the parties' furthering their mutual due diligence reviews in connection with a potential transaction.

        On February 13, 2017, the FelCor Transaction Committee hosted a conference call with Mr. Bierkan, Leslie D. Hale, RLJ's Chief Operating Officer, Chief Financial Officer and Executive Vice President and representatives of Barclays and BofA Merrill Lynch. During this call, Mr. Bierkan presented the strategic and financial rationale for the proposed transaction to the FelCor Transaction Committee.

        On February 16 and 17, 2017, the FelCor Board held its regularly scheduled quarterly meeting. Representatives of BofA Merrill Lynch, Sidley and Polsinelli also participated. At the meeting, the FelCor Board elected Mr. Goldman as a director of FelCor. Mr. Carlin reviewed the presentation made by Mr. Bierkan to the FelCor Transaction Committee. BofA Merrill Lynch gave a presentation to the FelCor Board regarding the discussions with RLJ, AHT, Party X, and certain other parties. The FelCor Board had an extended discussion of strategic alternatives, corporate strategy and other matters. Representatives of BofA Merrill Lynch noted that Party X had recently engaged in the process and required additional information. Representatives of BofA Merrill Lynch presented a revised preliminary financial analysis concerning FelCor and certain of the prospective transactions under consideration. The FelCor Board determined that FelCor should provide additional information to Party X, and that Mr. Goldman should initiate and maintain an open dialogue with RLJ.

        Later on February 17, 2017, Messrs. Corcoran and Goldman met with Mr. Bennett and J. Robison Hays, AHT's Chief Strategy Officer. Mr. Goldman asked Mr. Bennett that AHT not take a hostile public position prior to Mr. Goldman's official start of employment at FelCor in order to allow Mr. Goldman 30-45 days to understand the FelCor portfolio, the Ashford portfolio and to discuss with Mr. Bennett a potential combination of AHT and FelCor in a friendly and constructive manner. Mr. Goldman offered to extend the nomination date for new directors and assured Mr. Bennett that should AHT postpone its nomination of new directors, Mr. Goldman would instruct FelCor to share all necessary information with AHT to allow AHT to complete thorough due diligence of FelCor.

        On February 17, 2017, Mr. Goldman sent an e-mail to Mr. Bierkan letting Mr. Bierkan know that the FelCor Board authorized Mr. Goldman to engage in conversations with Mr. Bierkan. Mr. Goldman and Mr. Bierkan spoke on February 18, 2017 and February 23, 2017, leading to an in-person meeting on February 28, 2017, as described below.

        On February 17, 2017, the RLJ Board held its regularly scheduled quarterly meeting with representatives of RLJ's management, RLJ's counsel, Hogan Lovells US LLP ("Hogan Lovells"), and Barclays in attendance. At the meeting, representatives of RLJ and representatives of Barclays presented the RLJ Board with an overview of a potential transaction with FelCor, following which the RLJ Board discussed the strategic rationale for the potential transaction. Following this discussion, members of RLJ's management provided the RLJ Board with an analysis of the metrics for the potential transaction and the potential financial impact to RLJ following the transaction. Representatives from Barclays then provided the RLJ Board with a preliminary financial analysis of the proposed transaction. During the meeting, Mr. Bierkan provided an update on the status of discussions with FelCor regarding a potential transaction and noted that RLJ submitted an oral non-binding proposal to FelCor on February 9, 2017. The RLJ Board then discussed the merits of the potential transaction. Following this discussion, the RLJ Board authorized management to proceed with its preliminary discussions with FelCor.

        On February 17, 2017, BofA Merrill Lynch delivered a memorandum to the FelCor Board disclosing certain relationships between BofA Merrill Lynch and its affiliates, on the one hand, and FelCor, RLJ and AHT and certain of their affiliates, on the other hand, during the prior two years.

        On February 18, 2017, Mr. Goldman called Mr. Bennett and again offered to extend the deadline for director nominations and provide certain diligence materials that had previously been requested by AHT. Mr. Bennett told Mr. Goldman that he would discuss Mr. Goldman's proposal with AHT's board and call him back.

        Later on February 18, 2017, Mr. Kessler called Mr. Goldman on behalf of Mr. Bennett to discuss Mr. Goldman's proposal to extend the deadline for director nominations and to provide requested diligence materials. Mr. Kessler proposed that (1) FelCor and AHT make a joint public announcement that they were working on a business combination, (2) FelCor grant AHT exclusivity for 30 days, (3) the director nomination period be extended for 30 days, (4) the parties sign a mutual standstill agreement, (5) the parties share due diligence information and (6) FelCor make an announcement on the positive aspects of AHT's high leverage and external management structure. After notifying the FelCor Board of Mr. Kessler's proposal, Mr. Goldman called Mr. Kessler and said FelCor was not able to agree to those requests and asked Mr. Kessler to consider a simple 30-day extension of the nomination period to allow the parties to work together in good faith without being under the public spotlight. Mr. Kessler called Mr. Goldman back later that afternoon and rejected that proposal.

        On February 21, 2017, Mr. Kessler was appointed as the Chief Executive Officer of AHT. Mr. Bennett, AHT's previous Chief Executive Officer, remained Chairman of AHT's board. Mr. Kessler was previously President of AHT and remained an executive officer of AINC.

        On February 21, 2017, Dr. Ansell sent a letter to Mr. Hartung regarding a potential transaction. The letter contained a proposal to acquire all of the outstanding FelCor shares for $9.27 per share, based on the closing prices of AHT and AINC common stock as of February 17, 2017, comprised of a fixed exchange ratio of 1.192 shares of AHT, 0.003 shares of AINC (then owned by AHT) and 0.001 warrants to purchase AINC shares in exchange for each share of FelCor Common Stock. The letter also suggested a number of potential corporate governance enhancements that might be made in connection with a potential transaction. AHT made its letter publicly available and submitted a notice of nomination to FelCor for the nomination of seven candidates for election to the FelCor Board at the 2017 annual meeting of FelCor's stockholders.

        On February 21, 2017, FelCor issued a press release confirming that it had received AHT's February 21 proposal, and stating that the proposal followed several months in which FelCor had engaged with AHT to explore the possibility of a mutually beneficial transaction.

        On February 21, 2017, the RLJ Board held a telephonic meeting with representatives of RLJ's management, Hogan Lovells and Barclays in attendance. During the meeting, Mr. Bierkan provided an update on the status of discussions with FelCor regarding a potential transaction and updated the RLJ Board on the oral non-binding proposal that was submitted by RLJ to FelCor on February 9, 2017. Following this discussion, Mr. Bierkan recommended to the RLJ Board that term sheet negotiations and confirmatory due diligence proceed and the RLJ Board authorized management to continue to engage in discussions with FelCor regarding a potential transaction.

        On February 24, 2017, FelCor issued a press release noting concerns regarding dilution to AHT shareholders affecting the value of AHT's proposal and creating uncertainty around the ability to obtain the approvals required from both AHT and FelCor stockholders, as well as the costs of external management and the resulting uncompensated value transfer to AINC, the extremely high leverage of the combined company and governance concerns relating to external management. AHT's stock price had declined dramatically since the public announcement of its acquisition proposal. Based on the closing prices for AHT and AINC common stock on February 24, 2017, the value of AHT's February 21 proposal had declined from $9.27 to approximately $7.81 per share of FelCor Common Stock.

        On February 27, 2017, Mr. Goldman sent a letter to Mr. Bennett setting forth FelCor's concerns regarding both the inadequate value and uncertainty of AHT's all-stock, fixed exchange ratio proposal contained in AHT's February 21 letter, and stating that FelCor was prepared to engage with AHT if it were willing to consider making an all or substantially all-cash proposal. In addition, Mr. Goldman confirmed that FelCor was willing to provide additional information, including property level information, to AHT provided AHT also shared reciprocal property level information with FelCor. Mr. Goldman and Michael C. Hughes, Executive Vice President and Chief Financial Officer of FelCor, also spoke with Mr. Kessler by telephone. The parties agreed to share additional diligence materials and maintain open communication.

        On February 28, 2017, Mr. Kessler sent a letter to Mr. Goldman acknowledging FelCor's willingness to reengage and noting that restrictive covenants in FelCor's bonds limit the amount of debt that FelCor may incur and the amount of cash that may be distributed to FelCor stockholders, and continued to express a preference for an all-stock transaction. Mr. Kessler noted that AHT was willing to recommence its diligence review. AHT issued a press release with a copy of Mr. Kessler's letter.

        On February 28, 2017, Mr. Goldman met with Mr. Bierkan to discuss the merits of a potential merger between RLJ and FelCor and agreed to share additional information that would assist each company in its evaluation of the other. Mr. Goldman then expressed to Mr. Bierkan that RLJ's February 9 proposal was not sufficiently attractive to warrant serious exploration by the FelCor Board, and indicated that RLJ would need to improve the exchange ratio in order to increase the likelihood that the FelCor Board would approve the transaction.

        On March 3, 2017, Mr. Goldman and FelCor's representatives indicated to RLJ and its representatives that it would be necessary for RLJ to increase the proposed exchange ratio before Mr. Goldman could recommend the potential transaction to the FelCor Board.

        On March 9, 2017, Messrs. Goldman and Hughes spoke with Messrs. Bennett and Kessler by telephone. They discussed process, due diligence and next steps. Messrs. Goldman and Hughes indicated that the next step would be for AHT to make a revised proposal with a large enough cash component so that the issues with AHT stock would be largely mitigated. Deric S. Eubanks, Chief Financial Officer of AHT, called Mr. Hughes to request detail regarding compliance calculations under FelCor's senior notes. Mr. Hughes provided the requested information shortly after the call. In addition, FelCor provided to AHT previously requested property level financial information.

        On March 9, 2017, RLJ and its representatives proposed to FelCor and its representatives a best and final exchange ratio of 0.368 RLJ Common Shares for each share of FelCor Common Stock. Mr. Goldman responded that he would report this offer to the FelCor Transaction Committee and recommend that both sides work toward consummating a transaction and commencing confirmatory due diligence.

        On March 13, 2017, the FelCor independent directors held a conference call with Mr. Goldman and representatives of Polsinelli. During this call, Mr. Goldman summarized his review of FelCor and his strategy for continuing as an independent company, and he reviewed his discussions relating to the potential transactions with AHT, RLJ and Party X. The independent directors and Mr. Goldman were in agreement that FelCor should continue to pursue a transaction with RLJ. As Party X had not submitted a formal proposal, the FelCor Board decided to cease discussions with Party X.

        On March 13, 2017, Mr. Goldman informed Mr. Bierkan that the FelCor Board was in favor of pursuing a transaction with RLJ and approved the commencement of formal due diligence by RLJ in connection with a potential transaction, including providing RLJ with access to FelCor's properties.

        During the week of March 13, 2017, Mr. Bierkan and other members of RLJ management toured FelCor hotels.

        On March 14, 2017, the RLJ Board held a telephonic meeting with representatives of RLJ's management, Hogan Lovells and Barclays in attendance. At the meeting, the RLJ Board was updated on the status of discussions with FelCor regarding a potential transaction, noting the revised proposed exchange ratio, the implied price per share of FelCor Common Stock, the equity and enterprise value of the combined company and the pro forma ownership interests of the two companies' shareholders. Mr. Bierkan informed the RLJ Board that, during a telephone call with Mr. Goldman, Mr. Goldman had expressed continued interest in a transaction with RLJ and wanted to proceed with detailed due diligence and negotiation of a merger agreement. Mr. Bierkan also informed the RLJ Board of FelCor's request that the board of the combined company include three FelCor trustees if the combined company board consisted of nine trustees or, alternatively, two FelCor trustees if the combined company board consisted of seven trustees. The RLJ Board then discussed possible responses to this request. The Board and management then discussed the projected expenses of the transaction and representatives from Barclays briefed the RLJ Board on expected overall costs for the transaction. Following this presentation, Ms. Hale and representatives of Barclays and Hogan Lovells outlined the diligence completed to date on FelCor and provided an overview of the scope and timing of diligence to be completed prior to execution of a definitive agreement. Representatives of Hogan Lovells then provided information to the RLJ Board regarding the RLJ Board's fiduciary obligations in transactions of this nature. Following this discussion and the review of the proposed terms for a draft term sheet to be provided to FelCor, the RLJ Board authorized management to continue to engage in discussions with FelCor regarding a potential transaction.

        Later that day, RLJ provided to FelCor a draft term sheet outlining terms for a business combination between the companies. The term sheet provided for a stock-for-stock merger at an exchange ratio of 0.368 RLJ Common Shares for each share of FelCor Common Stock. Based on the $22.55 closing price of RLJ's Common Shares on March 14, RLJ's proposal had a value of approximately $8.30 per share of FelCor Common Stock. The draft term sheet by its terms was non-binding, but included a binding 28-day exclusivity period and did not speak to the proposed constitution of the combined company board. Mr. Goldman responded to the term sheet in a telephone call with Mr. Bierkan. Mr. Goldman indicated that FelCor would not agree to exclusivity and that FelCor would expect representation on the board of the combined company. Specifically, Mr. Goldman requested either two FelCor directors on a seven-member RLJ board, or three FelCor directors on a nine-member RLJ board.

        During the week of March 20, 2017, Mr. Goldman toured RLJ and FelCor hotels with Troy Pentecost, President and Chief Operating Officer of FelCor; Mr. Bierkan and other members of RLJ management toured FelCor hotels during this week.

        On March 25, 2017, Mr. Kessler and Mr. Goldman telephonically discussed the potential transaction. During the call, Mr. Kessler discussed (i) the reasons why AHT believed that a business combination made sense for both sets of stockholders, (ii) the status of due diligence to date, (iii) AHT's efforts to accommodate the request of the FelCor Board for AHT to revise its offer to include a cash component and (iv) the terms of a revised proposal to acquire FelCor.

        On March 25, 2017, Mr. Kessler sent a letter to Mr. Goldman that contained the revised proposal to acquire all outstanding FelCor shares. The proposal was restructured to include a cash component of up to approximately $213 million, representing 21% of the total consideration based on the closing stock price of AHT and AINC common stock as of March 24, 2017. The revised total consideration per each share of FelCor Common Stock would be comprised of $1.53 in cash, a fixed exchange ratio of 0.930 shares of AHT, 0.003 shares of AINC and 0.001 warrants to purchase AINC shares. Based on the closing prices of AHT and AINC common stock as of March 24, 2017, the last trading day before the revised proposal was made, the value of the revised AHT March 25 proposal would be approximately $8.80 per share of FelCor Common Stock.

        On March 27, 2017, Mr. Bierkan met with Mr. Goldman to discuss the proposed terms of the potential transaction and key open points, including FelCor's representation on the board of trustees of the combined company and estimated transaction expenses to be incurred in connection with the potential transaction. In addition Messrs. Bierkan and Goldman discussed the status of FelCor's marketing efforts with respect to the Morgans, Royalton and Knickerbocker hotels.

        During the week of March 27, 2017, Mr. Goldman and Mr. Pentecost toured RLJ and FelCor hotels with Mr. Bierkan and other members of the RLJ executive team.

        On April 4, 2017, the FelCor Transaction Committee met telephonically with Mr. Goldman. Mr. Hughes and representatives of BofA Merrill Lynch and Polsinelli also participated. Mr. Goldman noted that he had visited with senior management of RLJ and toured many of its assets. The FelCor Transaction Committee engaged in a discussion regarding RLJ, Mr. Goldman's impressions of Mr. Bierkan and the RLJ management team Mr. Goldman met the prior week, the merits of RLJ's existing offer and related issues. Mr. Goldman also discussed three alternatives to a transaction with RLJ: (1) maintaining FelCor as an independent company following additional hotel sales and significant reduction in G&A expenses ("FelCor 2.0"); (2) combining FelCor with AHT on the terms set forth in its most recent proposal; and (3) a merger transaction with Party X. Representatives of BofA Merrill Lynch then reviewed with the FelCor Transaction Committee the financial metrics of combining FelCor with RLJ on the terms set forth in RLJ's most recent proposal as compared to the financial metrics of FelCor 2.0 and a combination with AHT pursuant to the terms of AHT's most recent offer. Following detailed discussion of these alternatives, BofA Merrill Lynch reported on the outbound calls that the FelCor Board had previously authorized BofA Merrill Lynch to make over the prior three weeks to more than 20 parties who had either previously expressed interest in FelCor or who could have an interest in merging with or acquiring FelCor. BofA Merrill Lynch noted that of the more than 20 potential counterparties with which FelCor and its advisors had discussions to gauge their interest in a potential transaction with FelCor, many of whom would incur a significant prepayment fee of approximately $100 million associated with the refinancing of FelCor's senior notes, only RLJ and AHT had expressed a continuing interest in pursuing a transaction. BofA Merrill Lynch also noted that only RLJ could assume the senior notes without incurring a significant prepayment fee, giving RLJ a material competitive advantage over other bidders. Following discussion, the FelCor Transaction Committee determined to recommend that the FelCor Board authorize management to engage in substantive discussions with RLJ for the purpose of reaching an agreement to merge FelCor and RLJ. Following this meeting, Mr. Goldman contacted Mr. Bierkan and informed him that it had made this recommendation and asked that Mr. Bierkan speak with the RLJ Board to obtain the same approval.

        On April 6, 2017, Mr. Kessler and Mr. Goldman met to discuss the March 25, 2017 letter and the revised proposal. At the meeting, Messrs. Kessler and Goldman discussed various aspects of the revised proposal. Messrs. Kessler and Goldman agreed to instruct UBS and BofA Merrill Lynch to continue to engage with each other in order to provide AHT with certain information necessary to modify its offer, with the understanding that AHT may at a later date publicly release its revised proposal.

        On April 6, 2017, the RLJ Board held a telephonic meeting with representatives of RLJ's management, Hogan Lovells and Barclays in attendance. During the meeting, Mr. Bierkan updated the RLJ Board on the potential transaction with FelCor, noting that RLJ had provided a term sheet for the transaction to FelCor following the March 14 meeting of the RLJ Board and that RLJ had continued its due diligence review of FelCor, with members of management having toured a substantial majority of FelCor's hotels. Mr. Bierkan also noted that FelCor had continued its due diligence review of RLJ and that Mr. Goldman had toured more than half of RLJ's hotels. Mr. Bierkan also informed the RLJ Board that the FelCor Transaction Committee had met on April 4 and recommended that the FelCor Board authorize negotiation of the potential transaction. Mr. Bierkan then updated the RLJ Board on discussions with FelCor regarding composition of the combined company's board. Following Mr. Bierkan's update, Ms. Hale provided a report on the status of RLJ's due diligence review of FelCor. The RLJ Board authorized management to continue to engage in discussions with FelCor regarding a potential transaction, and authorized management to negotiate an engagement letter with Barclays to serve as financial advisor to RLJ in connection with the transaction.

        On April 6, 2017, Barclays, on behalf of and at the direction of RLJ, sent a draft merger agreement to BofA Merrill Lynch. The draft provided for a stock-for-stock merger with an exchange ratio of 0.368 RLJ Common Shares for each share of FelCor Common Stock. The draft further provided that one FelCor director, mutually agreed to by FelCor and RLJ, would be appointed to the RLJ board. The draft also provided for fully mutual no-solicitation and fiduciary termination provisions, with RLJ and FelCor both having the same termination rights (including the right to terminate to accept a superior proposal), both parties having the same right to withdraw its recommendation if it were to receive a proposal that could reasonably be expected to lead to a superior proposal, and both parties paying the same dollar amount of termination fees (which fee was not yet proposed).

        On April 10, 2017, AHT filed a preliminary proxy statement seeking support for the election of seven candidates to the FelCor Board.

        On April 11, 2017, Sidley sent comments on the draft RLJ merger agreement to Hogan Lovells, counsel to RLJ. After Sidley sent comments on the draft merger agreement, Sidley and Hogan Lovells from time to time discussed open issues in the merger agreement, including the scope of representations and warranties, interim operating covenants restricting the activities of both companies between signing and closing, rights of the respective boards to change recommendations, termination provisions, termination fee triggers, termination fee amounts, expense payment triggers and expense payment amounts.

        On April 11, 2017, the FelCor Board met telephonically. Mr. Hughes and representatives of BofA Merrill Lynch and Polsinelli also participated. Mr. Goldman summarized events that had occurred since the last meeting, including the decision to not pursue a merger with Party X and the status of discussions with both RLJ and AHT. Open issues on the RLJ draft merger agreement and the status of due diligence were then discussed. Mr. Goldman also discussed with the FelCor Board the alternative of FelCor 2.0. Following discussion of the foregoing matters, representatives of BofA Merrill Lynch reviewed with the FelCor Board materials covering three scenarios: FelCor 2.0, combining FelCor with AHT on the terms set forth in its most recent proposal, and combining FelCor with RLJ on the terms set forth in its most recent proposal. BofA Merrill Lynch reported on further discussions with third parties, but noted that there had been no other formal offers or indications of substantive interest. BofA Merrill Lynch again noted that in the course of the process it had contacted more than 20 potential counterparties to gauge their interest in a potential transaction with FelCor, but that at present there were no discussions ongoing with any other party, and none had a continuing interest in pursuing a transaction. Following discussion and upon the recommendation of the FelCor Transaction Committee, the FelCor Board authorized management to engage in discussions with RLJ for the purpose of reaching an agreement to merge FelCor and RLJ based on the most recent offer from RLJ.

        On April 17, 2017, following completion of significant diligence and the identification of certain matters that impacted valuation, Mr. Bierkan contacted Mr. Goldman and indicated that RLJ was revising its proposal. After a series of phone calls that afternoon, Mr. Goldman and Mr. Bierkan ultimately agreed to recommend to each of their respective boards an exchange ratio of 0.362 RLJ Common Shares for each share of FelCor Common Stock.

        On April 18, 2017, Messrs. Goldman and Hughes spoke with Mr. Kessler by telephone to discuss the status of AHT's revised offer. Representatives from BofA Merrill Lynch and UBS also participated. The parties discussed how large a cash component AHT would be prepared to offer. UBS indicated that AHT could provide approximately $4.90 per FelCor share in cash. Mr. Goldman reminded Mr. Kessler of FelCor's concerns with the resulting leverage of AHT's stock following a merger with FelCor, and suggested Mr. Kessler include as much cash as possible in any revised proposal. Mr. Goldman also reiterated to Mr. Kessler that AHT needed to make a "best and final" offer because FelCor had scheduled a board meeting for April 21, 2017, and at that time would make a decision regarding FelCor's strategic direction. Mr. Kessler agreed and committed that AHT's next offer would be delivered late in the day on April 20, 2017, and that it would be AHT's best and final offer.

        On April 18, 2017, Barclays delivered a memorandum to the RLJ Board disclosing certain material relationships between Barclays and its affiliates, on the one hand, and FelCor and RLJ and certain of their affiliates, on the other hand, during the prior three years.

        On April 19, 2017, the RLJ Board held a telephonic meeting with representatives of RLJ's management, Hogan Lovells and Barclays in attendance. During the meeting, RLJ's management presented the RLJ Board with the findings and progress of the business, financial, legal, tax and accounting due diligence review of FelCor. Following this presentation, the RLJ Board reviewed the memorandum from Barclays disclosing its material relationships with RLJ and FelCor. The RLJ Board then discussed the engagement of Barclays as financial advisor for the transaction.

        On April 20, 2017, AHT delivered a letter proposing to acquire FelCor for total consideration with a purported value of $8.25 per share, comprising $4.13 in cash, 0.608 shares of AHT common stock, 0.003 shares of Ashford, Inc. common stock and 0.001 warrants to purchase AINC common stock with a strike price of $100 per share. The proposal would have required financing in the form of $1.842 billion in new commercial mortgage-backed securities. No financing commitments were provided. After submission of this letter, UBS contacted BofA Merrill Lynch and indicated, among other items, that although AHT was highly confident it could raise committed financing, UBS would not speak for 100% of the financing, and commitments from other banks would be required. In addition, UBS indicated to BofA Merrill Lynch that AHT would require approximately four weeks in order to complete its diligence, obtain fully committed financing and negotiate a merger agreement.

        On the morning of April 21, 2017, Mr. Bennett called Mr. Hartung to say that AHT had made an offer with a value of $8.25 per share, half of which would be in the form of cash consideration. Mr. Bennett also contacted Mr. Corcoran to encourage FelCor to accept AHT's offer.

        On April 21, 2017, BofA Merrill Lynch delivered an updated memorandum to the FelCor Board disclosing certain relationships between BofA Merrill Lynch and its affiliates, on the one hand, and FelCor, RLJ and AHT and certain of their affiliates, on the other hand, during the prior two calendar years as well as the first quarter of 2017.

        On April 21, 2017, the FelCor Board met to review the terms and conditions of the proposed transaction with RLJ, as well as the most recent proposal from AHT. FelCor's management and representatives of Sidley, Polsinelli, and BofA Merrill Lynch were also in attendance. At the meeting, representatives of BofA Merrill Lynch reviewed their presentation regarding certain financial aspects of RLJ's proposal, under which 0.362 RLJ Common Shares would be paid for each share of FelCor Common Stock. Representatives of BofA Merrill Lynch also reviewed the financial aspects of AHT's most recent offer comprising $4.13 in cash, 0.608 shares of AHT common stock, 0.003 shares of AINC common stock and 0.001 warrants to purchase AINC common stock with a strike price of $100 per share. In reviewing the AHT proposal, representatives of BofA Merrill Lynch noted that RLJ was prepared to enter into a merger agreement and did not require financing, while AHT would need to raise approximately $1.8 billion in financing and require four additional weeks to obtain financing commitments and complete its due diligence. The FelCor Board and FelCor's advisors also discussed the view that the combined company resulting from a transaction with RLJ would be a stronger company with significantly less leverage compared to a combination with AHT and would create more opportunity to grow shareholder value over time with less financial risk. BofA Merrill Lynch also noted that the then current value of the RLJ proposal valued FelCor at a higher amount than the then current value of the AHT proposal, and there could be no certainty that AHT would maintain its current proposal after completing at least four weeks of additional diligence and negotiations to obtain committed financing. Mr. Goldman noted that the most recent AHT proposal was provided in response to his request that AHT submit its "best and final" offer. The FelCor Board determined that, after considering both proposals from RLJ and AHT, the AHT proposal would not be in the best interests of FelCor and its stockholders to pursue a potential transaction with AHT, and the RLJ proposal was superior both in terms of certainty of execution and combined company value. Representatives from Sidley then reviewed the proposed terms of the latest draft from RLJ of the merger agreement, which the representatives from Sidley noted were substantially final, subject to reaching agreement on the amounts of the termination fees and expense payments. The FelCor Board then discussed the terms of the merger agreement, including what amounts should be proposed to resolve the open issues regarding termination fees and expense payments.

        On April 21, 2017, the RLJ Board held a telephonic meeting with representatives of RLJ's management, Hogan Lovells and Barclays in attendance. During the meeting, RLJ's management and the RLJ Board further discussed the findings of the business, financial, legal, tax and accounting diligence review of FelCor. Following this discussion, representatives of Hogan Lovells provided the RLJ Board with an update on the status of the merger agreement negotiations, noting that the terms of the merger agreement were substantially final, with the exception of reaching agreement on the amounts of the termination fees and expense payments. The RLJ Board then discussed the terms of the merger agreement as well as proposals to resolve the open issues regarding termination fees and expense payments. Following this discussion, representatives of Barclays reviewed the financial analysis of the proposed transaction and its valuation of RLJ and FelCor and answered questions from the RLJ Board regarding that methodology. The RLJ Board also discussed and formally approved the proposed terms of the engagement letter with Barclays.

        Between April 21, 2017 and April 23, 2017, the parties worked to finalize the various transaction agreements for approval by each company's respective boards.

        During the evening of April 23, 2017, the FelCor Board met to review the terms and conditions of the proposed transaction with RLJ. FelCor's management and representatives of Sidley, Polsinelli, and BofA Merrill Lynch were also in attendance. At the meeting, representatives of BofA Merrill Lynch reviewed their presentation regarding the financial aspects of RLJ's offer of 0.362 RLJ Common Shares for each share of FelCor Common Stock, which had been revised to reflect closing stock prices from Friday, April 21, 2017. Representatives from Sidley reviewed the proposed terms of the latest draft of the merger agreement, which the representatives from Sidley noted were substantially final, subject to board approval. The FelCor Board then discussed the terms of the merger agreement, including the reasonableness of each party's termination fees and expense payments. Following additional discussion by the FelCor Board, representatives of BofA Merrill Lynch rendered to the FelCor Board its oral opinion, which was subsequently confirmed by delivery of a written opinion, dated April 23, 2017, to the effect that, as of April 23, 2017, and based upon and subject to the factors, assumptions, limitations, qualifications and conditions set forth in such opinion, the merger consideration to be received by holders of FelCor Common Stock was fair, from a financial point of view, to such holders, as more fully described below in the section entitled "—Opinion of FelCor's Financial Advisor" beginning on page 90 of this joint proxy statement/prospectus. This opinion was addressed to, and for the use and benefit of, the FelCor Board in connection with its evaluation of the mergers and is not intended to be and does not constitute a recommendation as to how any holder of FelCor Common Stock should vote with respect to the REIT Merger. Such opinion is attached to this joint proxy statement/prospectus as Annex C and is incorporated herein by reference.

        The FelCor Board, with the advice and assistance of its financial advisors and outside legal counsel and FelCor's management, evaluated and discussed the terms of the Merger Agreement and the transactions contemplated thereby, taking into consideration the AHT offer, and unanimously determined that the Merger Agreement, the Mergers and the transactions contemplated thereby, including the Mergers, are fair and reasonable, and in the best interests of FelCor and its stockholders (including the holders of FelCor Series A Preferred Stock), and that the REIT Merger is advisable, and unanimously approved the Merger Agreement, the Mergers and the transactions contemplated thereby.

        During the evening of April 23, 2017, the RLJ Board held a telephonic meeting with representatives of RLJ's management, Hogan Lovells and Barclays in attendance. At the meeting, RLJ's management provided the RLJ Board with an update on the remaining items from RLJ's diligence review of FelCor. Following this discussion, representatives of Hogan Lovells reviewed with the RLJ Board the trustees' fiduciary duties under applicable law in connection with transactions of this type. Representatives from Hogan Lovells then summarized the final terms of the merger agreement, including the resolution of the remaining open points discussed at the last meeting. Representatives of Barclays summarized its financial analyses of RLJ and FelCor and the key financial highlights relating to the transaction with FelCor. Barclays then delivered to the RLJ Board its oral opinion, which was confirmed by delivery of a written opinion, dated April 23, 2017, to the effect that, as of April 23, 2017, and based on and subject to the assumptions and limitations set forth in the merger agreement, the exchange ratio of 0.362 RLJ Common Shares per share of FelCor Common Stock to be paid by RLJ in the transaction was fair from a financial point of view to RLJ, as more fully described below in the section entitled"—Opinion of RLJ's Financial Advisor" beginning on page 83 of this joint proxy statement/prospectus. This opinion was addressed to, and for the use and benefit of, the RLJ Board in connection with and for purposes of its evaluation of the mergers and does not constitute a recommendation as to how any holder of RLJ Common Shares should vote with respect to the RLJ Share Issuance. Such opinion is attached to this joint proxy statement/ prospectus as Annex B and is incorporated herein by reference.

        The RLJ Board, with the advice and assistance of its financial advisors and outside legal counsel and RLJ's management, evaluated and discussed the terms of the merger agreement and the transactions contemplated thereby, taking into consideration a variety of factors, including those described in "The Mergers—Recommendation of the RLJ Board and its Reasons for the Mergers," and unanimously determined that the Mergers and the other transactions contemplated by the Merger Agreement are advisable and in the best interests of RLJ and its shareholders, and unanimously authorized, approved and adopted the Merger Agreement, the Mergers and the other transactions contemplated by the Merger Agreement.

        The parties executed the Merger Agreement the night of April 23, 2017 and issued a joint press release announcing the transaction before the open of the U.S. financial markets on April 24, 2017.

        On May 2, 2017, Mr. Kessler called Mr. Goldman and indicated that AHT would not be pursuing its proposed merger with FelCor. On May 3, 2017, AHT issued a press release announcing it was abandoning its efforts to merge with FelCor and also announced that it was withdrawing its preliminary proxy statement and proposed slate of directors for election to the FelCor Board.

        On June 12, 2017, RLJ received an unsolicited, nonbinding proposal from a private equity investor, which we refer to as Party Y, to acquire all of the capital stock of RLJ at a price of $24.00 per RLJ Common Share in an all-cash transaction. No additional dividends would be paid to shareholders after signing. According to the letter, the transaction would not be subject to any material conditions, other than termination of the Merger Agreement and customary closing conditions, including approval of RLJ's shareholders. The proposal was subject to completion of confirmatory due diligence and negotiation of a definitive merger agreement.

        On June 15, 2017, the RLJ Board met to discuss the proposal received from Party Y. In the course of this meeting, the RLJ Board thoroughly reviewed and discussed the proposal, with input from its legal and financial advisors. After due deliberation, the RLJ Board concluded that the proposal did not constitute, and was not reasonably likely to lead to, a "Superior Proposal" as that term is defined in the Merger Agreement. The RLJ Board therefore determined to reject the proposal. Later that day, RLJ notified Party Y that the RLJ Board had rejected the proposal.

        On June 20, 2017, RLJ received a second unsolicited, nonbinding proposal from Party Y, this time to acquire all of the capital stock of RLJ at a price of $25.00 per RLJ Common Share in an all-cash transaction. Except for the price, the material terms of the proposal otherwise were identical to the prior proposal.

        On June 21, 2017, the RLJ Board met to discuss the second proposal received from Party Y. In the course of this meeting, the RLJ Board thoroughly reviewed and discussed the proposal, with input from its legal and financial advisors. After due deliberation, the RLJ Board concluded that the proposal did not constitute, and was not reasonably likely to lead to, a "Superior Proposal" as that term is defined in the Merger Agreement. The RLJ Board therefore determined to reject the proposal. Later that day, RLJ notified Party Y that the RLJ Board had rejected the proposal.

        On June 23, 2017, RLJ received a third unsolicited, nonbinding proposal from Party Y, this time to acquire all of the capital stock of RLJ at a price of $25.50 per RLJ Common Share in an all-cash transaction. Except for the price, the material terms of the proposal otherwise were identical to the prior proposals.

        On June 26, 2017 and again on June 27, 2017, the RLJ Board met to discuss the third proposal received from Party Y. In the course of these meetings, the RLJ Board thoroughly reviewed and discussed the proposal, with input from its legal and financial advisors. After due deliberation, on June 27, 2017 the RLJ Board determined that the proposal could reasonably be expected to lead to a "Superior Proposal" as that term is defined in the Merger Agreement, and authorized management to commence discussions and negotiations with Party Y regarding the potential transaction described in the June 23 letter.

        On June 29, 2017, RLJ and Party Y entered into a confidentiality agreement, and thereafter Party Y commenced business and legal diligence with respect to RLJ and the preparation of a draft merger agreement, which it provided to RLJ on July 2, 2017. Between June 29, 2017 and July 6, 2017, representatives of Party Y and RLJ engaged in various discussions regarding the proposed transaction and RLJ's business. On July 6, 2017, Party Y submitted a revised nonbinding offer to acquire all of the capital stock of RLJ at a price of $24.00 per RLJ Common Share.

        On July 8, 2017, the RLJ Board met to discuss the revised proposal received from Party Y on July 6, 2017. In the course of this meeting, the RLJ Board thoroughly reviewed and discussed the revised proposal, with input from its legal and financial advisors. After due deliberation, the RLJ Board concluded that the revised proposal did not constitute, and was not reasonably likely to lead to, a "Superior Proposal" as that term is defined in the Merger Agreement. The RLJ Board therefore determined to reject the revised proposal. Later that day, RLJ notified Party Y that the RLJ Board had rejected the revised proposal.

Recommendation of the RLJ Board and Its Reasons for the Mergers

        By vote at a meeting held on April 23, 2017, after careful consideration, the RLJ Board unanimously (i) determined that the terms of the Merger Agreement, the Mergers and the other transactions contemplated by the Merger Agreement are in the best interests of RLJ and its shareholders and authorized, approved, adopted and declared advisable the Merger Agreement, the Mergers and the other transactions contemplated by the Merger Agreement. The RLJ Board unanimously recommends that RLJ shareholders vote FOR the RLJ Share Issuance Proposal and FOR the RLJ Adjournment Proposal.

        In reaching its determination, the RLJ Board consulted with RLJ's senior management and outside legal and financial advisors and carefully considered numerous factors that the RLJ Board viewed as supporting its decision, including the following material factors:

  •
  The RLJ Board expects that the Mergers will provide a number of significant potential strategic opportunities and benefits, including the following:

  •
  the transaction is expected to result in a diversified and high quality portfolio of high margin focused-service and compact full-service hotels with premium branded hotels in high barriers-to-entry markets with multiple demand generators;

  •
  the transaction is expected to have imbedded value creation from recapitalization of FelCor's capital structure, accretive near-term and long-term dispositions of non-strategic assets, and selective repositioning opportunities; additionally there is expected to be perpetual value creation in G&A, operating and capital procurement efficiencies;

    •
    the combined portfolio of 161 hotels and approximately 31,600 guest rooms in 26 states and the District of Columbia would provide enhanced negotiating leverage with brands, managers and vendors;

    •
    the transaction is expected to create a strong and flexible financial platform, over time generating significant free cash flow with superior liquidity and investment capacity which allows for the pursuit of value creation opportunities, and the return of capital to shareholders through all parts of the cycle;

    •
    the transaction is expected to be accretive in the first full year;

    •
    the Combined Company would be the third largest pure-play lodging REIT, with a more efficient cost structure, greater access to capital, and a differentiated portfolio strategy, providing competitive advantages over smaller, less efficient peers; and

    •
    the Combined Company is expected to provide improved liquidity for RLJ shareholders as a result of the increased equity capitalization and the increased shareholder base of the Combined Company.

  •
  The RLJ Board also considered that the fixed exchange ratio, which will not fluctuate as a result of changes in the market prices of RLJ common shares or shares of FelCor common stock, provides certainty as to the respective pro forma percentage ownership of the Combined Company and limits the impact of external factors on the Mergers.

  •
  The RLJ Board considered that the Merger Agreement provides the RLJ Board with the ability, subject to certain terms and conditions, to make a change in recommendation if it has received an Acquisition Proposal from a party other than FelCor that, in the good faith determination of the RLJ Board, after consultation with its financial and legal advisors, constitutes a superior proposal for 50% or more of RLJ (as further defined in the Merger Agreement) and determines in good faith, after consultation with its financial and legal advisors, that failure to take such action would be inconsistent with the trustees' duties under applicable law, as more fully described in the section entitled "The Merger Agreement—Acquisition Proposals; Change in Recommendation" beginning on page 125.

  •
  The RLJ Board considered the financial analyses presented to it by Barclays and Barclays' oral opinion delivered at a meeting of the RLJ Board on April 23, 2017, which was subsequently confirmed by delivery to the RLJ Board of a written opinion of Barclays, dated April 23, 2017, to the effect that, subject to the contents of such opinion, including the various assumptions and limitations set forth therein, Barclays was of the opinion that, as of such date, the merger consideration payable by RLJ was fair, from a financial point of view, to RLJ, as more fully described in the section entitled "The REIT Merger—Opinion of RLJ's Financial Advisor" beginning on page 83.

  •
  The RLJ Board considered its knowledge of the business, operations, financial condition, earnings and prospects of RLJ and FelCor, taking into account the results of RLJ's due diligence review of FelCor, as well as its knowledge of the current and prospective environment in which RLJ and FelCor operate, including economic and market conditions.

  •
  The RLJ Board considered the commitment on the part of both parties to complete the Mergers as reflected in their respective obligations under the terms of the Merger Agreement, and the likelihood that the security holder approvals needed to complete the Mergers would be obtained in a timely manner.

        The RLJ Board also considered a variety of risks and other potentially negative factors in considering the Merger Agreement, the Mergers and the other transactions contemplated by the Merger Agreement, including the following material factors:

  •
  the risk of diverting management focus and resources from operational matters and other strategic opportunities while working to implement the Mergers;

  •
  that, under the terms of the Merger Agreement, RLJ must pay FelCor a termination fee of $95 million and/or pay an expense amount of $20 million if the Merger Agreement is terminated under specified circumstances, which may deter other parties from proposing an alternative transaction that may be more advantageous to RLJ shareholders, or which may become payable following a termination of the Merger Agreement in circumstances where no alternative transaction or Superior Proposal is available to RLJ. For more information, see "The Merger Agreement—Termination of the Merger Agreement" on page 131;

  •
  the terms of the Merger Agreement placing limitations on the ability of RLJ to solicit, initiate or knowingly encourage or knowingly facilitate any inquiries, discussion, offer or request by a third party that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal and to furnish non-public information to a third party interested in pursuing an alternative business combination transaction;

  •
  the risk that, notwithstanding the likelihood of the Mergers being completed, the Mergers may not be completed, or that completion may be unduly delayed, including the effect of the pendency of the Mergers and the effect such failure to be completed may have on the trading price of RLJ's common shares and RLJ's operating results, particularly in light of the costs incurred in connection with the transaction;

  •
  the risk that the cost savings, operational synergies and other benefits to the RLJ shareholders expected to result from the Mergers might not be fully realized or not realized at all, including as a result of possible changes in the real estate market or the lodging industry affecting the markets in which the Combined Company will operate;

  •
  the risk of other potential difficulties in integrating the two companies and their respective operations;

  •
  the substantial costs to be incurred in connection with the transaction, including the transaction expenses arising from the Mergers and the costs of integrating the businesses of RLJ and FelCor;

  •
  the restrictions on the conduct of RLJ's business during the period between the execution of the Merger Agreement and the consummation of the Mergers. For more information, see "The Merger Agreement—Conduct of Business by RLJ Pending the Merger";

  •
  the risk that RLJ or FelCor may be unable to retain key employees;

  •
  the Merger Agreement's provisions permitting FelCor to terminate the Merger Agreement in order to enter into a Superior Proposal for more than 50% of FelCor (as further defined in "The Merger Agreement—Acquisition Proposals; Change in Recommendation") (subject to compliance with the provisions of the Merger Agreement regarding nonsolicitation of Acquisition Proposals) upon payment by FelCor to RLJ of a termination fee of $39 million. For more information, see "The Merger Agreement—Termination of the Merger Agreement"; and

  •
  other matters described in the sections entitled "Risk Factors" and "Cautionary Statement Regarding Forward-Looking Statements."

        The foregoing discussion of the factors considered by the RLJ Board is not intended to be exhaustive and is not provided in any specific order or ranking, but rather includes material factors considered by the RLJ Board. In view of the wide variety of factors considered in connection with its evaluation of the Merger Agreement, the Mergers and the other transactions contemplated by the Merger Agreement, and the complexity of these matters, the RLJ Board did not consider it practicable to, and did not attempt to, qualify, rank or otherwise assign any relative or specific weights or values to the factors considered, and individual trustees may have held varied views of the relative importance of the factors considered and given different weights or values to different factors. The RLJ Board viewed its position and recommendation as being based on an overall review of the totality of the information available to it, including discussions with RLJ's management and outside legal and financial advisors, and determined that, in the aggregate, the potential benefits considered outweighed the potential risks or possible negative consequences of approving the Merger Agreement, the Mergers and the other transactions contemplated by the Merger Agreement.

        The explanation and reasoning of the RLJ Board and all other information presented in this section is forward-looking in nature and, therefore, should be read in light of the factors discussed in the section entitled "Cautionary Statement Regarding Forward-Looking Statements" beginning on page 44.

        For the reasons set forth above, the RLJ Board determined that the terms of the Merger Agreement, the Mergers and the other transactions contemplated by the Merger Agreement are in the best interests of RLJ and its shareholders and authorized, approved, adopted and declared advisable the Merger Agreement, the Mergers and the other transactions contemplated by the Merger Agreement. The RLJ Board recommends to RLJ's shareholders that they vote "FOR" the RLJ Share Issuance Proposal.

Recommendation of the FelCor Board and Its Reasons for the Mergers

        In evaluating the Merger Agreement, the Mergers and the other transactions contemplated by the Merger Agreement, the FelCor Board consulted with FelCor's legal and financial advisors. In reaching its determination, the FelCor Board considered a number of factors, including the following material factors which the FelCor Board viewed as supporting its decision with respect to the Merger Agreement, the Mergers and the other transactions contemplated by the Merger Agreement:

  •
  the merger consideration had an implied value per share of FelCor Common Stock of $8.54, which represented a premium of approximately 16.7% to FelCor's stock price, based on closing prices on April 21, 2017, the last trading day prior to the public announcement of the Merger Agreement;

  •
  the receipt of RLJ Common Shares as merger consideration provides FelCor common stockholders the opportunity to continue ownership in the Combined Company, which is expected to provide a number of significant potential strategic opportunities and benefits, including the following:

  •
  the Mergers combine two complementary portfolios, primarily consisting of focused-service and compact full-service hotels, providing enhanced geographic and brand diversity with 161 hotels in 26 states and the District of Columbia with multiple demand generators and significant penetration within key high-growth markets, diversified across Marriott®, Hilton®, Hyatt® and Wyndham® flags;

  •
  the Combined Company's differentiated portfolio strategy, concentrated on focused-service and compact-full service hotels, will allow it to capitalize on value creating growth opportunities with less market competition;

  •
  the Combined Company will be the third largest pure play lodging REIT by enterprise value, and its meaningful scale will allow it to capitalize on operating cost and capital purchasing efficiencies, enhance negotiating leverage with brands and vendors and gain more efficient access to capital, giving it significant competitive advantages over its smaller, less efficient peers;

    •
    the enhanced scale of the Combined Company allows for the optimization of the portfolio through the sale of non-strategic hotels, which will result in significant value accretion to shareholders, deleveraging of the balance sheet and a focused portfolio positioned in the most profitable segments of the hotel industry;

    •
    the transaction is expected to be accretive in the first full year, with expected general and administrative ("G&A") expense savings of approximately $22 million;

    •
    the Combined Company, with a strong and flexible balance sheet and disciplined approach to portfolio and asset management, will have the attributes and capabilities to drive accretive growth and to pursue additional opportunities to enhance value at any point in the business cycle;

  •
  the Common Exchange Ratio in the REIT Merger is fixed and will not fluctuate as a result of changes in the market value of FelCor Common Stock or RLJ Common Shares, which provides certainty as to the respective pro forma percentage ownership of the Combined Company and limits the impact of external factors on the Mergers;

  •
  the merger consideration, consisting of RLJ Common Shares, which will be listed for trading on the NYSE, continues to provide liquidity for FelCor common stockholders desiring to liquidate their investment after the Mergers;

  •
  the opinion of BofA Merrill Lynch, dated April 23, 2017, to the FelCor Board as to the fairness, from a financial point of view and as of the date of the opinion, of the Common Exchange Ratio provided for in the REIT Merger to the holders of FelCor Common Stock, as more fully described below in the section entitled "The REIT Merger—Opinion of FelCor's Financial Advisor" beginning on page 90;

  •
  the potential for less attractive strategic alternatives being available to FelCor in the future as a result of macroeconomic or industry specific trends;

  •
  the Merger Agreement permits FelCor to continue to pay its stockholders regular quarterly dividends of up to $0.06 per FelCor Common Stock through consummation of the REIT Merger;

  •
  the REIT Merger is subject to approval by holders of a majority of the outstanding FelCor Common Stock;

  •
  the Merger Agreement provides FelCor with the ability, under certain specified circumstances, to consider an acquisition transaction if the FelCor Board determines it could reasonably be expected to lead to a Superior Proposal and provides the FelCor Board with the ability, under certain specified circumstances, to make a change in recommendation and to terminate the Merger Agreement following such change in recommendation and/or in order to enter into an agreement with respect to a Superior Proposal upon payment of a $39 million termination fee;

  •
  the fact that the receipt of the merger consideration by FelCor common stockholders in exchange for their FelCor Common Stock in the REIT Merger will be a taxable transaction for federal income tax purposes;

  •
  the commitment on the part of each of FelCor and RLJ to complete the Mergers as reflected in their respective obligations under the terms of the Merger Agreement and the absence of any required government consents, and the likelihood that the Mergers will be completed on a timely basis; and

  •
  the other terms of the Merger Agreement, including representations, warranties and covenants of the parties, as well as the conditions to their respective obligations under the Merger Agreement.

        The FelCor Board also considered a variety of risks and other potentially negative factors in considering the Merger Agreement, the Mergers and the other transactions contemplated by the Merger Agreement, including the following material factors:

  •
  that, because the Common Exchange Ratio is fixed in the Merger Agreement and will not fluctuate as a result of changes in the market value of FelCor Common Stock or RLJ Common Shares, a decline in the value of RLJ Common Shares unmatched by a similar decline in the value of FelCor Common Stock, or an increase in the value of FelCor Common Stock without a similar increase in the value of RLJ Common Shares, would reduce the relative value of the RLJ Common Shares received in the Mergers;

  •
  the risk that a different strategic alternative could prove to be more beneficial to FelCor stockholders than the proposed Mergers;

  •
  the fact that FelCor had not fully implemented certain strategic initiatives, including consummating certain asset sales and reducing G&A expenses, which may have improved FelCor's future earnings and increased the overall enterprise value;

  •
  that, under the terms of the Merger Agreement, FelCor must pay to RLJ a $39 million termination fee if the Merger Agreement is terminated under certain circumstances, which might discourage or deter other parties from proposing an alternative transaction that may be more advantageous to FelCor stockholders, or which may become payable in circumstances where no alternative transaction or Superior Proposal is available to FelCor;

  •
  the terms of the Merger Agreement place limitations on the ability of FelCor to solicit, initiate, knowingly encourage or knowingly facilitate any inquiries or the making of any proposal by or with a third party with respect to a competing transaction and to furnish information to, or enter into discussions with, a third party interested in pursuing an alternative strategic transaction;

  •
  the risk that, while the Mergers are expected to be completed, there is no assurance that all of the conditions to the parties' obligations to complete the Mergers will be satisfied or waived;

  •
  the risk of diverting management focus and resources from operational matters and other strategic opportunities while working to implement the Mergers;

  •
  the consummation of the Mergers is subject to the approval of the RLJ shareholders and the Mergers will not close if the RLJ shareholders do not approve the RLJ Share Issuance Proposal;

  •
  that, under the terms of the Merger Agreement, in certain circumstances, the RLJ Board may make a change in recommendation, as more fully described in the section entitled "The Merger Agreement—Acquisition Proposals; Change in Recommendation" beginning on page 125;

  •
  provisions in the Merger Agreement restricting operation of FelCor's business during the period between the signing of the Merger Agreement and consummation of the Mergers may delay or prevent FelCor from undertaking business opportunities that may arise or other actions it would otherwise take with respect to its operations absent the pending completion of the Mergers;

  •
  the expenses to be incurred in connection with the Mergers; and

  •
  the types and nature of the risks described under the section entitled "Risk Factors" beginning on page 35.

        The foregoing discussion of the factors considered by the FelCor Board is not intended to be exhaustive and is not provided in any specific order or ranking, but rather includes material factors considered by the FelCor Board. In view of the wide variety of factors considered in connection with their respective evaluation of the Merger Agreement, the Mergers and the other transactions contemplated by the Merger Agreement, and the complexity of these matters, the FelCor Board did not consider it practical to, and did not attempt to, quantify, rank or otherwise assign any relative or specific weights or values to the different factors considered and individuals may have given different weights to different factors. The FelCor Board conducted an overall review of the factors considered and determined that, in the aggregate, the potential benefits considered outweighed the potential risks or possible negative consequences of approving the Merger Agreement, the Mergers and the other transactions contemplated by the Merger Agreement.

        The explanation and reasoning of the FelCor Board and all other information presented in this section is forward-looking in nature and, therefore, should be read in light of the factors discussed in the section entitled "Cautionary Statement Regarding Forward-Looking Statements" beginning on page 45.

        After careful consideration, for the reasons set forth above, the FelCor Board has approved the Merger Agreement, the Mergers and the other transactions contemplated thereby and has determined that the transactions contemplated by the Merger Agreement are advisable and in the best interests of FelCor and its stockholders and recommends to the FelCor common stockholders that they vote "FOR" the REIT Merger Proposal, "FOR" the FelCor Compensation Proposal and "FOR" the FelCor Adjournment Proposal.

Opinion of RLJ's Financial Advisor

        RLJ engaged Barclays to act as its financial advisor to RLJ in connection with a potential acquisition of FelCor. On April 23, 2017, Barclays rendered its oral opinion which was subsequently confirmed in writing to the RLJ Board that, based upon and subject to the qualifications, limitations and assumptions stated in the written opinion as of such date, the Common Exchange Ratio to be paid by RLJ pursuant to the Merger Agreement was fair from a financial point of view to RLJ.

        The full text of Barclays' written opinion, dated as of April 23, 2017, is attached to this joint proxy statement/prospectus as Annex B. Barclays' written opinion sets forth, among other things, the assumptions made, procedures followed, factors considered and limitations upon the review undertaken by Barclays in rendering its opinion. You are encouraged to read the opinion carefully in its entirety. The following is a summary of Barclays' opinion and the methodology that Barclays used to render its opinion. This summary is qualified in its entirety by reference to the full text of the opinion.

        Barclays' opinion, the issuance of which was approved by Barclays' Fairness Opinion Committee, is addressed to the RLJ Board, addresses only the fairness, from a financial point of view, of the Common Exchange Ratio to be paid by RLJ in the REIT Merger and does not constitute a recommendation to any shareholder of RLJ as to how such shareholder should vote with respect to the RLJ Share Issuance or any other matter. The terms of the REIT Merger were determined through arm's-length negotiations between RLJ and FelCor and were unanimously approved by the RLJ Board. Barclays did not recommend any specific form of consideration to RLJ or that any specific form of consideration constituted the only appropriate consideration for the REIT Merger. Barclays was not requested to address, and its opinion does not in any manner address, RLJ's underlying business decision to proceed with or effect the Mergers. In addition, Barclays expressed no opinion on, and its opinion does not in any manner address, the fairness of the amount or the nature of any compensation to any officers, directors or employees of any parties to the REIT Merger, or any class of such persons, relative to the Common Exchange Ratio to be paid by RLJ in the REIT Merger. No limitations were imposed by the RLJ Board upon Barclays with respect to the investigations made or procedures followed by it in rendering its opinion.

        In arriving at its opinion, Barclays, among other things:

  •
  reviewed and analyzed a draft of the Merger Agreement, dated as of April 23, 2017 and the specific terms of the Mergers;

  •
  reviewed and analyzed publicly available information concerning RLJ and FelCor that Barclays believed to be relevant to its analysis, including RLJ's Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and FelCor's Annual Report on Form 10-K for the fiscal year ended December 31, 2016;

  •
  reviewed and analyzed financial and operating information with respect to the business, operations and prospects of RLJ furnished to Barclays by RLJ, including certain financial forecasts relating to RLJ prepared by RLJ management (the "RLJ Projections");

  •
  reviewed and analyzed financial and operating information with respect to the business, operations and prospects of FelCor furnished to Barclays by FelCor, including certain financial forecasts relating to FelCor prepared by FelCor management, as extrapolated by RLJ for year 2021 and approved for Barclays' use by RLJ (the "FelCor Projections");

  •
  reviewed and analyzed financial and operating information with respect to the business, operations and prospects of FelCor furnished to Barclays by RLJ, including certain financial forecasts relating to FelCor prepared by RLJ management (the "Adjusted FelCor Projections");

  •
  reviewed and analyzed the pro forma impact of the Mergers on the future financial performance of the Combined Company, including cost savings, operating synergies and certain dis-synergies expected by management of RLJ to result from the combination of the businesses of RLJ and FelCor (the "expected synergies");

  •
  reviewed and analyzed a comparison of the historical and projected financial results and present financial condition of RLJ and FelCor with each other and with those of other companies that Barclays deemed relevant;

  •
  reviewed and analyzed a comparison of the financial terms of the Mergers with the financial terms of certain other transactions that Barclays deemed relevant;

  •
  reviewed and analyzed published estimates of independent research analysts with respect to the future financial performance, net asset value and price targets of RLJ and FelCor;

  •
  had discussions with the management of RLJ concerning its business, operations, assets, liabilities, financial condition and prospects; and

  •
  undertook such other studies, analyses and investigations as Barclays deemed appropriate.

        In arriving at its opinion, Barclays assumed and relied upon the accuracy and completeness of the financial and other information used by Barclays without any independent verification of such information (and did not assume responsibility or liability for any independent verification of such information) and further relied upon the assurances of management of RLJ that they were not aware of any facts or circumstances that would make such information inaccurate or misleading. With respect to the RLJ Projections, upon the advice of RLJ, Barclays assumed that such projections were reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of RLJ as to the future financial performance of RLJ and that RLJ would perform substantially in accordance with such projections. With respect to the Adjusted FelCor Projections, upon the advice of RLJ, Barclays assumed that such projections were reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of RLJ as to the future financial performance of FelCor and that FelCor would perform substantially in accordance with such projections. Furthermore, upon the advice and direction of RLJ, Barclays assumed that the amounts and timing of the expected synergies were reasonable and that the expected synergies would be realized in accordance with such estimates. In arriving at its opinion, Barclays assumed no responsibility for and expressed no view as to any such projections or estimates (including the expected synergies) or the assumptions on which they were based. In arriving at its opinion, Barclays did not conduct a physical inspection of the properties and facilities of RLJ or FelCor and did not make or obtain any evaluations or appraisals of the assets or liabilities of RLJ or FelCor. Barclays' opinion was necessarily based upon market, economic and other conditions as they existed on, and could be evaluated as of, April 23, 2017. Barclays assumed no responsibility for updating or revising its opinion based on events or circumstances that may have occurred after April 23, 2017. Barclays expressed no opinion as to the prices at which (i) shares of FelCor Common Stock would trade following the announcement of the Mergers or (ii) RLJ Common Shares would trade following the announcement or consummation of the Mergers. Barclays' opinion should not be viewed as providing any assurance that the market value of the RLJ Common Shares to be held by the shareholders of RLJ after the consummation of the Mergers will be in excess of the market value of the RLJ Common Shares owned by such shareholders at any time prior to the announcement or consummation of the Mergers.

        In addition, Barclays assumed that the executed Merger Agreement conformed in all material respects to the last draft reviewed by Barclays. Barclays assumed the accuracy of the representations and warranties contained in the Merger Agreement and all agreements related thereto. Barclays also assumed, upon the advice and at the instruction of RLJ, that all material governmental, regulatory and third party approvals, consents and releases for the Mergers would be obtained within the constraints contemplated by the Merger Agreement and that the Mergers would be consummated in accordance with the terms of the Merger Agreement without waiver, modification or amendment of any material term, condition or agreement thereof. Barclays did not express any opinion as to any tax or other consequences that might result from the Mergers, nor does Barclays' opinion address any legal, tax, regulatory or accounting matters, as to which Barclays understands that RLJ has obtained such advice as it deemed necessary from qualified professionals.

        In connection with rendering its opinion, Barclays performed certain financial, comparative and other analyses as summarized below. In arriving at its opinion, Barclays did not ascribe a specific range of values to the RLJ Common Shares or the FelCor Common Stock but rather made its determination as to fairness, from a financial point of view, to RLJ of the Common Exchange Ratio to be paid by RLJ in the REIT Merger on the basis of various financial and comparative analyses. The preparation of a fairness opinion is a complex process and involves various determinations as to the most appropriate and relevant methods of financial and comparative analyses and the application of those methods to the particular circumstances. Therefore, a fairness opinion is not readily susceptible to summary description.

        In arriving at its opinion, Barclays did not attribute any particular weight to any single analysis or factor considered by it but rather made qualitative judgments as to the significance and relevance of each analysis and factor relative to all other analyses and factors performed and considered by it and in the context of the circumstances of the particular transaction. Accordingly, Barclays believes that its analyses must be considered as a whole, as considering any portion of such analyses and factors, without considering all analyses and factors as a whole, could create a misleading or incomplete view of the process underlying its opinion.

        The following is a summary of the material financial analyses used by Barclays in preparing its opinion to the RLJ Board. Certain financial analyses summarized below include information presented in tabular format. In order to fully understand the financial analyses used by Barclays, the tables must be read together with the text of each summary, as the tables alone do not constitute a complete description of the financial analyses. In performing its analyses, Barclays made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of RLJ or any other parties to the Mergers. None of RLJ, FelCor, Barclays or any other person assumes responsibility if future results are materially different from those discussed. Any estimates contained in these analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than as set forth below. In addition, analyses relating to the value of the businesses do not purport to be appraisals or reflect the prices at which the businesses may actually be sold.

Discounted Cash Flow Analysis

        In order to estimate the present value of the RLJ Common Shares and the FelCor Common Stock, Barclays performed a discounted cash flow analysis of RLJ and FelCor. A discounted cash flow analysis is a traditional valuation methodology used to derive a valuation of an asset by calculating the "present value" of estimated future cash flows of the asset. "Present value" refers to the current value of future cash flows or amounts and is obtained by discounting those future cash flows or amounts by a discount rate that takes into account macroeconomic assumptions and estimates of risk, the opportunity cost of capital, expected returns and other appropriate factors.

        To calculate the estimated enterprise value of RLJ using the discounted cash flow method, Barclays added RLJ's (i) projected unlevered free cash flows for fiscal years 2017 through 2021 based on the RLJ Projections to (ii) the "terminal value" as of 2022 for RLJ, and discounted such amounts to their respective present value using a range of selected discount rates. The unlevered free cash flows were calculated by taking earnings before interest, tax expense, depreciation and amortization ("EBITDA") and subtracting capital expenditures, taxes and working capital requirements. The residual value of RLJ at the end of the forecast period, or "terminal value," was estimated by selecting a range of multiples of 11.5x to 12.5x, which was based on Barclays' professional judgment and experience, and which was applied to the estimated 2022 EBITDA. The cash flows and terminal values were then discounted to present value as of December 31, 2016 using discount rates ranging from 8.5% to 9.5%. The range of discount rates was selected based on an analysis of the weighted average cost of capital of RLJ. Barclays then calculated a range of implied prices per share of RLJ by subtracting estimated net debt as of December 31, 2016 from the estimated enterprise value using the discounted cash flow method and dividing such amount by the fully diluted number of RLJ Common Shares.

        To calculate the estimated enterprise value of FelCor using the discounted cash flow method, Barclays added FelCor's (i) projected unlevered free cash flows for fiscal years 2017 through 2021 based on the Adjusted FelCor Projections, (ii) the "terminal value" as of 2022 for FelCor, and discounted such amounts to their respective present value using a range of selected discount rates, (iii) projected unlevered free cash flows for one asset subject to a ground lease expected to be terminated in the future, discounted to its present value using a range of selected discount rates and (iv) the estimated market value provided by management of RLJ for select assets not included in the unlevered free cash flows or terminal value of FelCor. The unlevered free cash flows were calculated by taking EBITDA and subtracting capital expenditures, taxes or other working capital requirements. The residual value of FelCor at the end of the forecast period, or "terminal value," was estimated by selecting a range of multiples of 12.0x to 13.0x, which was based on Barclays' professional judgment and experience, and which was applied to the estimated 2022 EBITDA. The cash flows and terminal values were then discounted to present value as of December 31, 2016 using discount rates ranging from 9.0% to 10.0%. The range of discount rates was selected based on an analysis of the weighted average cost of capital of FelCor. Barclays then calculated a range of implied prices per share of FelCor by subtracting estimated net debt (as adjusted for expected net cash proceeds for one asset under contract for sale at the time of signing the Merger Agreement) and the liquidation value of convertible preferred equity as of December 31, 2016 from the estimated enterprise value using the discounted cash flow method and dividing such amount by the fully diluted number of shares of FelCor Common Stock. The following summarizes the result of these calculations for each of RLJ and FelCor:

Implied Price Per Share
RLJ	$22.07 - $25.50
FelCor	$7.58 - $9.38

        Using the ranges of implied equity values of RLJ and FelCor resulting from the foregoing analysis, Barclays calculated a range of implied exchange ratios by (1) dividing the lowest implied total price per share of FelCor Common Stock by the highest implied price per RLJ Common Share to arrive at the low end of the implied exchange ratio range, and (2) dividing the highest implied total price per share of FelCor Common Stock by the lowest implied price per RLJ Common Share to arrive at the high end of the implied exchange ratio range for such valuation method.

        Based on this implied per share equity value range for RLJ and FelCor, Barclays calculated an implied exchange ratio range of 0.297x to 0.425x. Barclays noted that on the basis of the discounted cash flow analysis, the exchange ratio of 0.362 RLJ Common Shares per share of FelCor Common Stock to be paid by RLJ pursuant to the Merger Agreement was within the range of implied exchange ratios calculated in this analysis.

Selected Comparable Public Company Analysis

        In order to assess how the public market values shares of similar publicly traded companies and to provide a range of relative implied equity values per RLJ Common Share and per share of FelCor Common Stock by reference to these companies, which could then be used to calculate implied exchange ratio ranges, Barclays reviewed and compared specific financial and operating data relating to RLJ and FelCor with selected companies that Barclays, based on its experience in the lodging real estate industry and considering similarity in company portfolio, size, asset type, asset quality and geographic exposure, deemed comparable to RLJ and FelCor. The selected comparable companies were:

  RLJ Primary Comparables

  •
  Apple Hospitality REIT Inc.

  •
  Chatham Lodging Trust

  •
  Hersha Hospitality Trust

  •
  Summit Hotel Properties, Inc.

  FelCor Primary Comparables

  •
  Ashford Hospitality Prime, Inc.

  •
  Ashford Hospitality Trust, Inc.

  •
  Chesapeake Lodging Trust

  •
  DiamondRock Hospitality Company

  •
  Hospitality Properties Trust

  •
  Host Hotels & Resorts Inc.

  •
  LaSalle Hotel Properties

  •
  Park Hotels & Resorts Inc.

  •
  Pebblebrook Hotel Trust

  •
  Ryman Hospitality Properties, Inc.

  •
  Sunstone Hotel Investors, Inc.

  •
  Xenia Hotels & Resorts, Inc.

        Barclays calculated and compared various financial multiples and ratios of RLJ, FelCor and the selected primary comparable companies. As part of its selected comparable company analysis, Barclays calculated and analyzed each company's ratio of its enterprise value to its calendar year 2017 estimated EBITDA (which we refer to as "2017E EBITDA") based on Wall Street research consensus estimates.

        All of these calculations were performed, and based on publicly available financial data and closing prices, as of April 21, 2017, the last trading date prior to the delivery of Barclays' opinion. Barclays selected the comparable companies listed above because their businesses and operating profiles are reasonably similar to that of RLJ and FelCor, as all the selected companies are REITs with operations that, for the purposes of the analysis of Barclays, may be considered similar to those of RLJ and FelCor, but none of the selected companies are identical to RLJ and FelCor. However, because of the inherent differences between the business, operations and prospects of RLJ, FelCor and those of the selected comparable companies, Barclays believed that it was inappropriate to, and therefore did not, rely solely on the quantitative results of the selected comparable company analysis. Accordingly, Barclays also made qualitative judgments concerning differences between the business, financial and operating characteristics and prospects of RLJ and FelCor and the selected comparable companies that could affect the public trading values of each in order to provide a context in which to consider the results of the quantitative analysis. These qualitative judgments related primarily to the differing sizes, asset mix, growth prospects, profitability levels, leverage and degree of operational risk between RLJ, FelCor and the companies included in the selected company analysis. Based upon these judgments, Barclays selected a range of 11.0x to 12.0x multiples of 2017E EBITDA for RLJ and 11.5x to 12.5x multiples of 2017E EBITDA for FelCor and applied such range to the RLJ Projections and the Adjusted FelCor Projections, respectively, to calculate enterprise value for the respective companies. Barclays then calculated a range of implied prices per share of RLJ by subtracting estimated net debt as of December 31, 2016 from the estimated enterprise value and dividing such amount by the fully diluted number of RLJ Common Shares. Barclays then calculated a range of implied prices per share of FelCor by subtracting estimated net debt (as adjusted for expected net cash proceeds for one asset under contract for sale at the time of signing the merger agreement) and the liquidation value of convertible preferred equity as of December 31, 2016 from the estimated enterprise value and dividing such amount by the fully diluted number of shares of FelCor Common Stock. The following summarizes the result of these calculations:

Implied Price Per Share
RLJ	$23.31 - $26.25
FelCor	$7.33 - $8.99

        Using the ranges of implied equity values of RLJ and FelCor resulting from the foregoing analysis, Barclays calculated a range of implied exchange ratios by (1) dividing the lowest implied total price per share of FelCor Common Stock by the highest implied price per RLJ Common Share to arrive at the low end of the implied exchange ratio range, and (2) dividing the highest implied total price per share of FelCor Common Stock by the lowest implied price per RLJ Common Share to arrive at the high end of the implied exchange ratio range for such valuation method.

        Based on this implied per share equity value range for RLJ and FelCor, Barclays calculated an implied exchange ratio range of 0.279x to 0.386x. Barclays noted that on the basis of the selected comparable company analysis, the exchange ratio of 0.362 RLJ Common Shares per share of FelCor

Common Stock to be paid by RLJ pursuant to the Merger Agreement was within the range of implied exchange ratios calculated in this analysis.

Selected Precedent Transaction Analysis

        Barclays reviewed and compared the purchase prices and financial multiples paid in selected other transactions that Barclays, based on its experience with merger and acquisition transactions, deemed relevant. Barclays chose such transactions based on, among other things, the similarity of the applicable target companies in the transactions to FelCor with respect to company portfolio, size, asset type, asset quality and geographic exposure and other characteristics that Barclays deemed relevant. The selected precedent transactions were:

Month and Year Announced	Acquiror	Target
September 2015	Blackstone	Strategic Hotels & Resorts, Inc.
November 2012	BRE Select Hotels Corp.	Apple REIT Six, Inc.
July 2007	Inland American Real Estate Trust, Inc.	Apple Hospitality Five, Inc.
June 2007	Whitehall Street Global Real Estate Fund	Equity Inns, Inc.
April 2007	Apollo Real Estate Advisors, Aimbridge Hospitality and JF Capital Advisors	Eagle Hospitality Properties Trust
April 2007	J.E. Robert Companies	Highland Hospitality Corporation
April 2007	Apollo Investment Corporation	Innkeepers USA Trust
March 2007	Inland American Real Estate Trust, Inc.	Winston Hotels, Inc.
February 2007	ING Clarion Partners, LLC	Apple Hospitality Two, Inc.
May 2006	J.E. Robert Companies	Jameson Inns, Inc.
May 2006	Westmont Hospitality Group and Cadim, Inc.	Boykin Lodging Company
February 2006	Blackstone	MeriStar Hospitality Corporation

        Using publicly available information, Barclays analyzed the ratio of the enterprise value paid for the target company in each transaction to the EBITDA for the target company for the preceding twelve month reporting period from when the applicable transaction was announced ("LTM EBITDA"). The following summarizes the result of these calculations:

LTM EBITDA Multiple
High	20.9x
Low	10.7x
Median	14.7x

        The reasons for and the circumstances surrounding each of the selected precedent transactions analyzed were diverse and there are inherent differences in the business, operations, financial conditions and prospects of FelCor and the companies included in the selected precedent transaction analysis. Accordingly, Barclays believed that a purely quantitative selected precedent transaction analysis would not be particularly meaningful in the context of considering the REIT Merger. Barclays therefore made qualitative judgments concerning differences between the characteristics of the selected precedent transactions and the REIT Merger which would affect the acquisition values of the selected target companies and FelCor. Based upon these judgments, Barclays selected a range of 12.0x to 13.0x multiples of LTM EBITDA and applied such range to the FelCor projections to calculate a range of implied enterprise values for FelCor. Barclays then calculated a range of implied prices per share of FelCor subtracting estimated net debt (as adjusted for expected net proceeds for one asset under contract for sale at the time of signing the merger agreement) and the liquidation value of convertible preferred equity as of December 31, 2016 from the estimated enterprise value and dividing such amount by the fully diluted number of shares of FelCor Common Stock. The following summarizes the result of these calculations;

Implied Price Per Share
FelCor	$7.90 - $9.54

        Using the ranges of implied equity values of FelCor resulting from the foregoing precedent transaction analysis, Barclays calculated a range of implied exchange ratios by (1) dividing the lowest implied total price per share of FelCor Common Stock by $26.25 (the highest implied price per RLJ Common Share resulting from the above-referenced selected comparable public company analysis) to arrive at the low end of the implied exchange ratio range, and (2) dividing the highest implied total price per share of FelCor Common Stock by $23.31 (the lowest implied price per RLJ Common Share resulting from the above-referenced selected comparable public company analysis) to arrive at the high end of the implied exchange ratio range for such valuation method.

        Based on this implied per share equity value range for FelCor from the precedent transaction analysis and the implied per share equity value range for RLJ based on the selected comparable public company analysis, Barclays calculated an implied exchange ratio range of 0.301x to 0.409x. Barclays noted that on the basis of the selected precedent transaction analysis, the exchange ratio of 0.362 RLJ Common Shares per share of FelCor Common Stock to be paid by RLJ pursuant to the Merger Agreement was within the range of implied exchange ratios calculated in this analysis.

General

        Barclays is acting as financial advisor to RLJ in connection with the Mergers and will receive a fee for its services of approximately $11 million if the Mergers consummate, $1 million of which was payable upon rendering its opinion and the remainder of which is contingent upon the consummation of the Mergers. RLJ has agreed to reimburse Barclays for its reasonable expenses and indemnify Barclays for certain liabilities that may arise out of its engagement. Barclays has performed various investment banking services for RLJ in the past, and expects to perform such services in the future, and has received, and expects to receive, customary fees for such services. Specifically, in the past two years, Barclays has performed the following investment banking and financial services: (i) in May 2014, as lead underwriter for RLJ's public offering of RLJ Common Shares and (ii) currently as a lender in RLJ's revolving credit facility.

        Barclays, its subsidiaries and its affiliates engage in a wide range of businesses from investment and commercial banking, lending, asset management and other financial and non-financial services. In the ordinary course of its business, Barclays and its affiliates may actively trade and effect transactions in the equity, debt and/or other securities (and any derivatives thereof) and financial instruments (including loans and other obligations) of RLJ and FelCor for its own account and for the accounts of its customers and, accordingly, may at any time hold long or short positions and investments in such securities and financial instruments.

Opinion of FelCor's Financial Advisor

        FelCor has retained BofA Merrill Lynch to act as FelCor's financial advisor in connection with the REIT Merger. BofA Merrill Lynch is an internationally recognized investment banking firm which is regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. FelCor selected BofA Merrill Lynch to act as FelCor's financial advisor in connection with the REIT Merger on the basis of BofA Merrill Lynch's experience in transactions similar to the REIT Merger, its reputation in the investment community and its familiarity with FelCor and its business.

        On April 23, 2017, at a meeting of the FelCor Board held to evaluate the REIT Merger, BofA Merrill Lynch delivered to the FelCor Board an oral opinion, which was confirmed by delivery of a written opinion dated April 23, 2017, to the effect that, as of the date of the opinion and based on and subject to various assumptions and limitations described in its opinion, the Common Exchange Ratio provided for in the REIT Merger was fair, from a financial point of view, to the holders of FelCor Common Stock.

        The full text of BofA Merrill Lynch's written opinion to the FelCor Board, which describes, among other things, the assumptions made, procedures followed, factors considered and limitations on the review undertaken, is attached as Annex C to this document and is incorporated by reference herein in its entirety. The following summary of BofA Merrill Lynch's opinion is qualified in its entirety by reference to the full text of the opinion. BofA Merrill Lynch delivered its opinion to the FelCor Board for the benefit and use of the FelCor Board (in its capacity as such) in connection with and for purposes of its evaluation of the Common Exchange Ratio from a financial point of view. No opinion or view was expressed as to the relative merits of the REIT Merger in comparison to other strategies or transactions that might be available to FelCor or in which FelCor might engage (including with respect to proposals received from AHT relating to a possible acquisition of FelCor) or as to the underlying business decision of FelCor to proceed with or effect the REIT Merger. BofA Merrill Lynch's opinion does not address any other aspect of the REIT Merger and does not constitute a recommendation to any stockholder as to how to vote or act in connection with the proposed REIT Merger or any related matter.

        In connection with rendering its opinion, BofA Merrill Lynch:

  •
  reviewed certain publicly available business and financial information relating to FelCor and RLJ;

  •
  reviewed certain internal financial and operating information with respect to the business, operations and prospects of FelCor furnished to or discussed with BofA Merrill Lynch by the management of FelCor, including certain financial forecasts relating to FelCor prepared by the management of FelCor, referred to herein as the FelCor forecasts;

  •
  reviewed certain internal financial and operating information with respect to the business, operations and prospects of RLJ furnished to or discussed with BofA Merrill Lynch by the management of RLJ, including certain financial forecasts relating to RLJ prepared by the management of RLJ as extrapolated by FelCor for year 2021 and approved for BofA Merrill Lynch's use by FelCor, referred to herein as the RLJ forecasts;

  •
  reviewed certain estimates approved by FelCor management as to the net asset values of the hospitality properties owned by FelCor and RLJ, referred to herein as the NAV estimates;

  •
  reviewed certain estimates as to the amount and timing of cost savings anticipated by the managements of FelCor and RLJ to result from the REIT Merger, referred to herein as cost savings;

  •
  discussed the past and current business, operations, financial condition and prospects of FelCor with members of senior management of FelCor and RLJ, and discussed the past and current business, operations, financial condition and prospects of RLJ with members of senior management of FelCor and RLJ;

  •
  reviewed the potential pro forma financial impact of the REIT Merger on the future financial performance of RLJ, including the potential effect on RLJ's estimated funds from operations;

  •
  reviewed the trading histories for FelCor Common Stock and RLJ Common Shares and a comparison of such trading histories with each other and with the trading histories of other companies BofA Merrill Lynch deemed relevant;

  •
  compared certain financial and stock market information of FelCor and RLJ with similar information of other companies BofA Merrill Lynch deemed relevant;

  •
  compared certain financial terms of the REIT Merger to financial terms, to the extent publicly available, of other transactions BofA Merrill Lynch deemed relevant;

  •
  reviewed the relative financial contributions of FelCor and RLJ to the future financial performance of the Combined Company on a pro forma basis;

  •
  considered the results of BofA Merrill Lynch's efforts, on behalf and at the direction of FelCor, to solicit indications of interest from, and respond to inquiries of, third parties with respect to a possible transaction involving FelCor;

  •
  reviewed a draft, dated April 22, 2017, of the Merger Agreement, referred to herein as the Draft Agreement; and

  •
  performed such other analyses and studies and considered such other information and factors as BofA Merrill Lynch deemed appropriate.

        In arriving at its opinion, BofA Merrill Lynch assumed and relied upon, without independent verification, the accuracy and completeness of the financial and other information and data publicly available or provided to or otherwise reviewed by or discussed with it and relied upon the assurances of the managements of FelCor and RLJ that they were not aware of any facts or circumstances that would make such information or data inaccurate or misleading in any material respect. With respect to the FelCor forecasts and the NAV estimates, BofA Merrill Lynch was advised by FelCor, and assumed, that they were reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of FelCor as to the future financial performance of FelCor and the values of the hospitality properties owned by FelCor and RLJ, respectively. BofA Merrill Lynch further assumed that the proposed dispositions of certain hospitality properties of FelCor reflected in the FelCor forecasts will be consummated in the manner and the at the values projected by FelCor. With respect to the RLJ forecasts prepared by the management of RLJ and cost savings, BofA Merrill Lynch was advised by RLJ, and assumed, with FelCor's consent, that they were reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of RLJ as to the future financial performance of RLJ and other matters covered thereby. As the FelCor Board was aware, BofA Merrill Lynch was not provided with, and did not have access to, financial forecasts relating to RLJ prepared by management of RLJ for 2021. With respect to the RLJ forecasts for such time period, BofA Merrill Lynch was advised by FelCor and assumed, at the direction of FelCor, that based upon management of FelCor's review and assessment of the future financial results reflected in the RLJ forecasts, the RLJ forecasts were a reasonable basis upon which to evaluate the future financial performance of RLJ. BofA Merrill Lynch did not make or was not provided with any independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of FelCor or RLJ, nor did it make any physical inspection of the properties or assets of FelCor or RLJ. BofA Merrill Lynch did not evaluate the solvency or fair value of FelCor or RLJ under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. BofA Merrill Lynch assumed, at the direction of FelCor, that the REIT Merger would be consummated in accordance with its terms, without waiver, modification or amendment of any material term, condition or agreement and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the REIT Merger, no delay, limitation, restriction or condition, including any divestiture requirements or amendments or modifications, would be imposed that would have an adverse effect on FelCor, RLJ or the contemplated benefits of the REIT Merger. BofA Merrill Lynch also assumed, at the direction of FelCor, that the REIT Merger and the related transactions would have the tax consequences described in the Merger Agreement, and that the final executed Merger Agreement would not differ in any material respect from the Draft Agreement reviewed by BofA Merrill Lynch.

        BofA Merrill Lynch expressed no view or opinion as to any related transactions or any terms or other aspects of the REIT Merger (other than the Common Exchange Ratio to the extent expressly specified in its opinion), including, without limitation, the form or structure of the REIT Merger, the form or structure, or financial or other terms, of any related transactions, aspects or implications of any voting or support agreements or any governance or other arrangements, agreements or understandings entered into in connection with or related to the REIT Merger, any related transactions or otherwise. BofA Merrill Lynch's opinion was limited to the fairness, from a financial point of view, of the Common Exchange Ratio to the holders of FelCor Common Stock and no opinion or view was expressed with respect to any consideration received in connection with the REIT Merger by the holders of any other class of securities, creditors or other constituencies of any party. In addition, no opinion or view was expressed with respect to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to any of the officers, directors or employees of any party to the REIT Merger, or class of such persons, relative to the Common Exchange Ratio. Furthermore, no opinion or view was expressed as to the relative merits of the REIT Merger in comparison to other strategies or transactions that might be available to FelCor or in which FelCor might engage (including with respect to proposals received from AHT relating to a possible acquisition of FelCor) or as to the underlying business decision of FelCor to proceed with or effect the REIT Merger. BofA Merrill Lynch did not express any opinion as to what the value of RLJ Common Shares actually would be when issued or the prices at which FelCor Common Stock or RLJ Common Shares would trade at any time, including following announcement or consummation of the REIT Merger. In addition, BofA Merrill Lynch expressed no opinion or recommendation as to how any stockholder should vote or act in connection with the REIT Merger or any related matter. Except as described above, FelCor imposed no other limitations on the investigations made or procedures followed by BofA Merrill Lynch in rendering its opinion. BofA Merrill Lynch expressed no view or opinion with respect to, and relied upon the assessments of FelCor, RLJ and their respective representatives regarding, legal, regulatory, accounting, tax and similar matters relating to FelCor, RLJ, their related entities and security holders and the REIT Merger and related transactions, as to which BofA Merrill Lynch understood that FelCor and RLJ obtained such advice as they deemed necessary from qualified professionals.

        BofA Merrill Lynch's opinion was necessarily based on financial, economic, monetary, market and other conditions and circumstances as in effect on, and the information made available to BofA Merrill Lynch as of, the date of its opinion. It should be understood that subsequent developments may affect its opinion, and BofA Merrill Lynch does not have any obligation to update, revise or reaffirm its opinion. The issuance of BofA Merrill Lynch's opinion was approved by a fairness opinion review committee of BofA Merrill Lynch.

        The discussion set forth below in the sections entitled "Selected Publicly Traded Companies Analyses," "Selected Precedent Transactions Analysis," "Discounted Cash Flow Analyses" and "Net Asset Value Analyses" represents a brief summary of the material financial analyses presented by BofA Merrill Lynch to the FelCor Board in connection with its opinion. The financial analyses summarized below include information presented in tabular format. In order to fully understand the financial analyses performed by BofA Merrill Lynch, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses performed by BofA Merrill Lynch. Considering the data set forth in the tables below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the financial analyses performed by BofA Merrill Lynch.

  Selected Publicly Traded Companies Analyses

        BofA Merrill Lynch performed separate selected public companies analyses of FelCor and RLJ in which BofA Merrill Lynch reviewed and compared financial and operating data relating to FelCor, RLJ and the selected publicly traded companies listed below.

        FelCor.    In performing a selected public companies analysis of FelCor, BofA Merrill Lynch reviewed publicly available financial and stock market information for FelCor and the following twelve selected companies that BofA Merrill Lynch viewed as generally relevant as U.S. publicly traded lodging REITs (which we refer to as the "FelCor selected REITs"):

  •
  Host Hotels & Resorts, Inc.

  •
  Park Hotels & Resorts Inc.

  •
  LaSalle Hotel Properties

  •
  Sunstone Hotel Investors, Inc.

  •
  Ryman Hospitality Properties, Inc.

  •
  RLJ

  •
  DiamondRock Hospitality Co.

  •
  Pebblebrook Hotel Trust

  •
  Xenia Hotels & Resorts Inc.

  •
  Chesapeake Lodging Trust

  •
  Ashford Hospitality Trust, Inc.

  •
  Ashford Hospitality Prime, Inc.

        BofA Merrill Lynch reviewed, among other things, enterprise values of the FelCor selected REITs, calculated as equity values based on closing stock prices on April 21, 2017, plus debt, preferred stock and minority interest, and less cash and cash equivalents, as a multiple of calendar year 2017 estimated earnings before interest, taxes, depreciations and amortization, commonly referred to as EBITDA. Financial data of the FelCor selected REITs (other than RLJ) were based on public filings and publicly available consensus estimates. Financial data of FelCor were based on the FelCor forecasts. Financial data of RLJ were based on the RLJ forecasts.

        The overall low to high calendar year 2017 estimated EBITDA multiples observed for the FelCor selected REITs were 10.6x to 14.5x (with a mean of 12.1x and a median of 12.0x). BofA Merrill Lynch noted that, based on the closing stock price of FelCor on April 21, 2017 and the FelCor forecasts, the implied calendar year 2017 estimated EBITDA multiple for FelCor was 11.5x. BofA Merrill Lynch then deducted from FelCor's 2017 estimated EBITDA the EBITDA attributable to certain assets that were assumed for disposition in the FelCor forecasts. BofA Merrill Lynch then applied calendar year 2017 estimated EBITDA multiples derived from the FelCor selected REITs of 11.0x to 12.0x to corresponding data of FelCor, as adjusted for forecast dispositions, based on the FelCor forecasts. Net disposition proceeds, after transaction costs and debt attributable to the disposed assets, totaled $514 million, per the FelCor forecasts, and were assumed as cash on the balance sheet for the purposes of BofA Merrill Lynch's analysis. This analysis indicated an approximate implied per share equity value reference range for FelCor, based on calendar year 2017 estimated EBITDA multiples, of $8.00 and $9.40.

        RLJ.    In performing a selected public companies analysis of RLJ, BofA Merrill Lynch reviewed publicly available financial and stock market information for RLJ and the following sixteen selected companies that BofA Merrill Lynch viewed as generally relevant as U.S. publicly traded REITs, consisting of twelve U.S. publicly traded full service lodging REITs, which we refer to as the RLJ selected full service REITs, and four U.S. publicly traded select service lodging REITs, which we refer to as the RLJ selected select service REITs and, together with the RLJ selected full service REITs, collectively refer to as the RLJ selected REITs:

RLJ Selected Full Service REITs	RLJ Selected Select Service REITs
• Host Hotels & Resorts, Inc.	• Apple Hospitality REIT, Inc.
• Park Hotels & Resorts Inc.	• Summit Hotel Properties
• LaSalle Hotel Properties	• Hersha Hospitality Trust
• Sunstone Hotel Investors, Inc.	• Chatham Lodging Trust
• Ryman Hospitality Properties, Inc.
• DiamondRock Hospitality Co.
• Pebblebrook Hotel Trust
• Xenia Hotels & Resorts Inc.
• Chesapeake Lodging Trust
• FelCor
• Ashford Hospitality Trust, Inc.
• Ashford Hospitality Prime, Inc.

        BofA Merrill Lynch reviewed, among other things, enterprise values of the RLJ selected REITs, calculated as equity values based on closing stock prices on April 21, 2017, plus debt, preferred stock and minority interest, less cash and cash equivalents, as a multiple of calendar year 2017 estimated EBITDA. Financial data of the RLJ selected REITs (other than FelCor) were based on public filings and publicly available consensus estimates. Financial data of RLJ were based on the RLJ forecasts. Financial data of FelCor were based on the FelCor forecasts.

        The overall low to high calendar year 2017 estimated EBITDA multiples observed for the RLJ selected REITs were 10.6x to 14.5x (with a mean of 12.3x and a median of 12.2x). BofA Merrill Lynch noted that, based on the closing stock price of RLJ on April 21, 2017 and the RLJ forecasts, the implied calendar year 2017 estimated EBITDA multiple for RLJ was 10.9x. BofA Merrill Lynch then applied calendar year 2017 estimated EBITDA multiples derived from the RLJ selected REITs of 11.0x to 12.0x to corresponding data of RLJ based on the RLJ forecasts. This analysis indicated an approximate implied per share equity value reference range for RLJ, based on calendar year 2017 estimated EBITDA multiples, of $24.00 and $27.00.

        Utilizing the approximate implied per share equity value reference ranges derived for FelCor and RLJ described above, BofA Merrill Lynch calculated the following approximate implied exchange ratio reference range, as compared to the exchange ratio:

Implied Exchange Ratio Reference Range	Exchange Ratio
0.296x - 0.392x	0.362x

        No company or business used in these analyses is identical or directly comparable to FelCor or RLJ. Accordingly, an evaluation of the results of these analyses is not entirely mathematical. Rather, these analyses involve complex considerations and judgments concerning differences in financial and operating characteristics and other factors that could affect the public trading or other values of the companies or businesses to which FelCor or RLJ were compared.

  Selected Precedent Transactions Analysis

        BofA Merrill Lynch reviewed, to the extent publicly available, financial information relating to the following twenty selected transactions involving companies in the lodging industry:

Acquiror	Target
• HNA Group	• Hilton Worldwide Holdings, Inc. (25% Ownership Position)
• Apple Hospitality REIT	• Apple REIT Ten
• Anbang	• Strategic Hotels and Resorts
• Marriott	• Starwood Hotels & Resorts
• Blackstone	• Strategic Hotels and Resorts
• Blackstone	• Hilton Hotels Corporation
• Whitehall Global Real Estate	• Equity Inns
• Apollo, Aimbridge & JF Capital	• Eagle Hospitality Properties Trust
• JER Partners	• Highland Hospitality Corp.
• Apollo	• Innkeepers USA Trust
• Inland American Real Estate Trust	• Winston Hotels
• Blackstone	• Meristar Hospitality
• Kingdom Hotels and Colony Capital	• Fairmont Hotels & Resorts
• Blackstone	• Wyndham International Inc.
• Cindat Capital	• Hersha Hospitality—7 Manhattan Hotels (70% Ownership Position)
• Blackstone	• Apple REIT Six
• Inland American Real Estate Trust	• Apple Hospitality Five
• MSREF	• CNL—8 Asset Luxury Hotel Portfolio
• Ashford Hospitality Trust	• CNL—51 Upper Upscale Hotel Portfolio
• Host Marriott	• Starwood Hotels—38 Hotel Portfolio

        BofA Merrill Lynch reviewed transaction values, calculated as the enterprise value implied for the target company based on the consideration payable in the selected transaction, as a multiple of the target company's one-year forward estimated EBITDA. The observed median and mean one-year forward estimated EBITDA multiples for the selected transactions were 12.4x and 12.9x, respectively. BofA Merrill Lynch then deducted from FelCor's 2017 estimated EBITDA the EBITDA attributable to certain assets that were assumed for disposition in the FelCor forecasts. BofA Merrill Lynch then applied a selected range of one-year forward estimated EBITDA multiples of 11.0x to 14.0x, derived from the selected transactions to FelCor's calendar year 2017 estimated EBITDA, as adjusted for dispositions. Estimated financial data of the selected transactions were based on publicly available information at the time of announcement of the relevant transaction. Estimated financial data of FelCor were based on the FelCor forecasts. Net disposition proceeds, after transaction costs and debt attributable to the disposed assets, totaled $514 million, per the FelCor forecasts, and were assumed as cash on the balance sheet for the purposes of BofA Merrill Lynch's analysis. This analysis indicated the following approximate implied per share equity value reference range for FelCor, as compared to the implied value of the merger consideration based on the closing price of RLJ Common Shares as of April 21, 2017:

Implied Per Share Equity Value Reference Range	Implied Merger Consideration Value
$8.00 - $12.20	$8.54

        No company or business used in these analyses is identical or directly comparable to FelCor or RLJ. Accordingly, an evaluation of the results of these analyses is not entirely mathematical. Rather, these analyses involve complex considerations and judgments concerning differences in financial and operating characteristics and other factors that could affect the public trading or other values of the companies or businesses to which FelCor or RLJ were compared.

  Discounted Cash Flow Analyses

        BofA Merrill Lynch performed separate discounted cash flow analyses of FelCor and RLJ to calculate ranges of implied present values of the unlevered, after-tax free cash flows that FelCor and RLJ were forecasted to generate during fiscal years ending December 31, 2017 through December 31, 2021 utilizing the FelCor forecasts and the RLJ forecasts, respectively.

        FelCor.    In performing a discounted cash flow analysis of FelCor, BofA Merrill Lynch derived implied terminal values for FelCor by applying terminal forward multiples of 11.0x to 12.0x to FelCor's estimated forward EBITDA in the terminal year. Present values (as of January 1, 2017 based on mid-year convention) of the cash flows and terminal values were then calculated using a selected discount rate range of 9.0% to 10.0%. Included in this analysis were certain dispositions as set forth in the FelCor forecasts. This analysis indicated an approximate implied per share equity value reference range for FelCor of $7.00 to $8.80.

        RLJ.    In performing a discounted cash flow analysis of RLJ, BofA Merrill Lynch derived implied terminal values for RLJ by applying terminal forward multiples of 11.0x to 12.0x to RLJ's estimated forward EBITDA in the terminal year. Present values (as of January 1, 2017 based on mid-year convention) of the cash flows and terminal values were then calculated using a selected discount rate range of 8.5% to 9.5%. This analysis indicated an approximate implied per share equity value reference range for RLJ of $22.80 to $26.30.

        Utilizing the approximate implied per share equity value reference range described above, BofA Merrill Lynch calculated the following approximate implied exchange ratio reference range, as compared to the exchange ratio:

Implied Exchange Ratio Reference Range	Exchange Ratio
0.266x - 0.386x	0.362x

  Net Asset Value Analyses

        BofA Merrill Lynch performed separate net asset value analyses of FelCor and RLJ in which BofA Merrill Lynch reviewed FelCor's and RLJ's respective assets and liabilities based on financial and other information and data, as described below.

        FelCor.    BofA Merrill Lynch performed a net asset value analysis of FelCor based on the FelCor forecasts and NAV Estimates. An estimated range of operating real estate values for FelCor was calculated on a property-by-property basis, taking into account FelCor's net indebtedness and preferred equity, which range implied a capitalization rate midpoint for FelCor of 7.2%. This analysis indicated an approximate implied per share equity value reference range for FelCor of $7.60 to $8.80.

        RLJ.    BofA Merrill Lynch performed a net asset value analysis of RLJ based on the RLJ forecasts and NAV Estimates. An estimated range of operating real estate values for RLJ was calculated on a property-by-property basis, taking into account RLJ's net indebtedness, which range implied a capitalization rate midpoint for RLJ of 7.7%. This analysis indicated an approximate implied per share equity value reference range for RLJ of $24.40 to $26.40.

        Utilizing the approximate implied per share equity value reference ranges derived for FelCor and RLJ described above, BofA Merrill Lynch calculated the following approximate implied exchange ratio reference range, as compared to the exchange ratio:

Implied Exchange Ratio Reference Range	Exchange Ratio
0.288x - 0.361x	0.362x

  Other Factors

        BofA Merrill Lynch also noted certain additional factors that were not considered part of BofA Merrill Lynch's material financial analyses with respect to its opinion but were referenced for informational purposes, including, among other things, the following:

  Relative Contributions

        BofA Merrill Lynch reviewed the relative contributions of FelCor and RLJ to the Combined Company's calendar year 2017 and calendar year 2018 estimated EBITDA and estimated adjusted funds from operations ("FFO"). For purposes of this review, among other things: (i) FelCor's net debt included preferred equity; and (ii) fiscal year 2018 figures reflect asset sales and repayment of $525 million senior secured notes. Financial data of FelCor and RLJ were based on the FelCor forecasts and the RLJ forecasts, respectively. This indicated the following relative contributions of FelCor to the Combined Company's calendar year 2017 and calendar year 2018 estimated EBITDA and estimated adjusted FFO, in each case, as compared to the approximate equity ownership percentage for holders of FelCor Common Stock in the Combined Company of 29% implied by the exchange ratio:

  •
  calendar year 2017 and calendar year 2018 estimated EBITDA of 21% and 27%, respectively; and

  •
  calendar year 2017 and calendar year 2018 estimated adjusted FFO of 28% and 30%, respectively.

  Pro Forma Accretion/Dilution Analysis

        BofA Merrill Lynch reviewed the potential pro forma financial effect of the REIT Merger on FelCor's calendar year 2017 and calendar year 2018 estimated FFO per share taking into account, as applicable, FelCor's disposition of certain hospitality assets, based on the FelCor forecasts and the RLJ forecasts, in each case based on the exchange ratio and after taking into account the potential cost savings. Relative to FelCor's calendar year 2017 and calendar year 2018 estimated FFO per share on a standalone basis, this review indicated that: the REIT Merger would be accretive in calendar year 2017 and calendar year 2018. Actual results achieved by FelCor and the Combined Company may vary from forecasted results and such variations may be material.

  Pro Forma Synergies Discounted Cash Flow Analysis

        BofA Merrill Lynch performed a discounted cash flow analysis to calculate the implied present value of the cash flows that the Combined Company was forecasted to generate from synergies from G&A and stock amortization during fiscal years 2017 through 2021 utilizing the FelCor forecasts and the RLJ forecasts. In performing a discounted cash flow analysis of such synergies, BofA Merrill Lynch derived implied terminal values by applying terminal forward multiples of 11.0x to 12.0x to the estimated value of such synergies in the terminal year. Terminal values were then calculated using a selected discount rate range of 8.0% to 9.0%. This analysis indicated an implied equity value reference range for such synergies of $166 million to $183 million, and an approximate implied equity value of $174.5 million.

  Illustrative Theoretical Pro Forma Value Creation

        BofA Merrill Lynch reviewed an illustrative theoretical pro forma value creation for holders of FelCor Common Stock that could result from the REIT Merger based on the midpoint discounted cash flow equity value of each of FelCor and RLJ, and taking into account the estimated net G&A synergies (as discussed above) and the cost of capital synergies anticipated to be realized from the REIT Merger. Financial data of FelCor and RLJ were based on the FelCor forecasts and the RLJ forecasts, respectively. The midpoint discounted cash flow equity value of each of FelCor and RLJ was obtained in BofA Merrill Lynch's discounted cash flow analysis described above under "Opinion of FelCor's Financial Advisor—Discounted Cash Flow Analysis". This review implied an increase in equity value of $1.36 per share of FelCor Common Stock, resulting in an implied equity value of $9.23 per share of FelCor Common Stock.

  Leverage Comparison

        BofA Merrill Lynch reviewed a comparison of FelCor's and the Combined Company's leverage multiples, calculated as the sum of net debt plus preferred equity divided by LTM EBITDA for fiscal years 2017 through 2021 utilizing the FelCor forecasts and the RLJ forecasts. BofA Merrill Lynch noted that such leverage multiples for projected net debt plus preferred as a multiple of projected EBITDA of the Combined Company would be approximately 1.0x to 1.5x lower in comparison to FelCor's standalone leverage multiples.

  Liquidity Comparison

        BofA Merrill Lynch reviewed a comparison of the values of FelCor's and the Combined Company's estimated liquidity, calculated as the sum of cash and cash equivalents plus funds available from revolver facilities plus estimated unsecured asset borrowing capacity, for fiscal years 2018 through 2021, utilizing the FelCor forecasts and the RLJ forecasts. BofA Merrill Lynch noted that such estimated available liquidity of the Combined Company would be approximately $2.7 billion to $3.3 billion higher in comparison to FelCor's standalone estimated liquidity values.

  Other

        BofA Merrill Lynch also observed the following:

  •
  historical trading performance of FelCor Common Stock and RLJ Common Shares during the 52-week period ended April 21, 2017, which indicated low and high closing prices for FelCor Common Stock and RLJ Common Shares during such period of approximately $5.76 and $8.34 per share and $18.96 and $24.96 per share, respectively, as compared to the closing price of FelCor Common Stock and RLJ Common Shares on April 21, 2017 of $7.32 per share and $23.60 per share, respectively;

  •
  publicly available research analysts' price targets for FelCor Common Stock and RLJ Common Shares, which indicated low to high price targets for FelCor Common Stock and RLJ Common Shares of approximately $7.00 to $9.00 per share and $21.00 to $28.00 per share, as compared to the closing price of FelCor Common Stock and RLJ Common Shares on April 21, 2017 of $7.32 per share and $23.60 per share, respectively; and

  •
  the relationship between movements in FelCor Common Stock and RLJ Common Shares during the three-year period ended April 21, 2017, including the daily ratio of the closing price of FelCor Common Stock to the closing price of RLJ Common Shares during such period, and the average of this ratio calculated over various periods ended April 21, 2017.

  Miscellaneous

        As noted above, the discussion set forth above in the sections entitled "Selected Publicly Traded Companies Analyses," "Selected Precedent Transactions Analysis," "Discounted Cash Flow Analyses" and "Net Asset Value Analyses" is a summary of the material financial analyses presented by BofA Merrill Lynch to the FelCor Board in connection with its opinion and is not a comprehensive description of all analyses undertaken by BofA Merrill Lynch in connection with its opinion. The preparation of a financial opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a financial opinion is not readily susceptible to partial analysis or summary description. BofA Merrill Lynch believes that its analyses summarized above must be considered as a whole. BofA Merrill Lynch further believes that selecting portions of its analyses and the factors considered or focusing on information presented in tabular format, without considering all analyses and factors or the narrative description of the analyses, could create a misleading or incomplete view of the processes underlying BofA Merrill Lynch's analyses and opinion. The fact that any specific analysis has been referred to in the summary above is not meant to indicate that such analysis was given greater weight than any other analysis referred to in the summary.

        In performing its analyses, BofA Merrill Lynch considered industry performance, general business and economic conditions and other matters, many of which are beyond the control of FelCor and RLJ. The estimates of the future performance of FelCor and RLJ in or underlying BofA Merrill Lynch's analyses are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than those estimates or those suggested by BofA Merrill Lynch's analyses. These analyses were prepared solely as part of BofA Merrill Lynch's analysis of the fairness, from a financial point of view, to the holders of FelCor Common Stock of the Common Exchange Ratio provided for in the REIT Merger and were provided to the FelCor Board in connection with the delivery of BofA Merrill Lynch's opinion. The analyses do not purport to be appraisals or to reflect the prices at which a company might actually be sold or the prices at which any securities have traded or may trade at any time in the future. Accordingly, the estimates used in, and the ranges of valuations resulting from, any particular analysis described above are inherently subject to substantial uncertainty and should not be taken to be BofA Merrill Lynch's view of the actual values of FelCor or RLJ.

        The type and amount of consideration payable in the REIT Merger was determined through negotiations between FelCor and RLJ, rather than by any financial advisor, and was approved by the FelCor Board. The decision to enter into the Merger Agreement was solely that of the FelCor Board. As described above, BofA Merrill Lynch's opinion and analyses were only one of many factors considered by the FelCor Board in its evaluation of the proposed REIT Merger and should not be viewed as determinative of the views of the FelCor Board or management with respect to the REIT Merger or the merger consideration.

        FelCor has agreed to pay BofA Merrill Lynch for its services in connection with the Merger an aggregate fee currently estimated to be approximately $25 million, of which $1.5 million was payable in connection with its opinion and the remainder of which is contingent upon the completion of the Mergers. In addition, BofA Merrill Lynch would have received a $10 million independence fee if FelCor had not entered into the Merger Agreement and did not undergo a change of control within one year after the first unsolicited Acquisition Proposal received after the engagement of BofA Merrill Lynch. FelCor also has agreed to reimburse BofA Merrill Lynch for its expenses incurred in connection with BofA Merrill Lynch's engagement and to indemnify BofA Merrill Lynch, any controlling person of BofA Merrill Lynch and each of their respective directors, officers, employees, agents and affiliates against certain liabilities, including liabilities under the federal securities laws.

        BofA Merrill Lynch and its affiliates comprise a full service securities firm and commercial bank engaged in securities, commodities and derivatives trading, foreign exchange and other brokerage activities, and principal investing as well as providing investment, corporate and private banking, asset and investment management, financing and financial advisory services and other commercial services and products to a wide range of companies, governments and individuals. In the ordinary course of their businesses, BofA Merrill Lynch and its affiliates may invest on a principal basis or on behalf of customers or manage funds that invest, make or hold long or short positions, finance positions or trade or otherwise effect transactions in the equity, debt or other securities or financial instruments (including derivatives, bank loans or other obligations) of FelCor, RLJ and certain of their respective affiliates.

        BofA Merrill Lynch and its affiliates in the past have provided, currently are providing, and in the future may provide, investment banking, commercial banking and other financial services to FelCor and have received or in the future may receive compensation for the rendering of these services, including (i) having acted as a joint book runner and co-lead arranger for, and as a lender under, certain loans and/or revolvers for FelCor, (ii) having acted as joint book runner to FelCor in a debt capital market transaction and in an equity follow on offering, (iii) having acted as joint dealer manager in a debt tender offer, and (iv) having provided or providing certain treasury and trade management products and services. From April 1, 2015 through March 31, 2017, BofA Merrill Lynch and its affiliates derived aggregate revenues from FelCor and its affiliates of approximately $10 million for investment and corporate banking services.

        In addition, BofA Merrill Lynch and its affiliates in the past have provided, currently are providing, and in the future may provide, investment banking, commercial banking and other financial services to RLJ and have received or in the future may receive compensation for the rendering of these services, including having as a joint book runner and co-lead arranger for, and as a lender under, certain loans and/or revolvers for RLJ. From April 1, 2015 through March 31, 2017, BofA Merrill Lynch and its affiliates derived aggregate revenues from RLJ and its affiliates of approximately $4 million for investment and corporate banking services.

Certain RLJ Unaudited Prospective Financial Information

        Although RLJ periodically may issue limited financial guidance to investors, RLJ does not as a matter of course make public long-term projections as to future revenues, earnings or other results due to, among other reasons, the uncertainty of the underlying assumptions and estimates. However, in connection with the Mergers, RLJ's management prepared and provided to the RLJ Board in connection with its evaluation of the transaction, and to its financial advisor Barclays, including in connection with Barclays' financial analyses described above under the section entitled "—Opinion of RLJ's Financial Advisor," certain unaudited prospective financial information regarding RLJ's operations for fiscal years 2017 through 2021 (the "RLJ Adjusted Projections"). RLJ's management also provided to the RLJ Board and Barclays, certain unaudited prospective financial information regarding FelCor's operations for fiscal years 2017 through 2021 for purposes of evaluating the transaction, which were prepared based on the projections provided to RLJ by FelCor (the "FelCor Projections") from 2017 through 2021, as adjusted by RLJ's management (the "RLJ Adjusted FelCor Projections"). The below summary of the RLJ Adjusted Projections and the RLJ Adjusted FelCor Projections are included for the purpose of providing RLJ shareholders or FelCor stockholders access to certain nonpublic information that was furnished to certain parties in connection with the Mergers, and such information may not be appropriate for other purposes, and is not included to influence the voting decision of any RLJ shareholder or FelCor stockholder.

        RLJ's unaudited prospective financial information was not prepared with a view toward public disclosure, nor was it prepared with a view toward compliance with published guidelines of the Securities and Exchange Commission or the guidelines established by the American Institute of Certified Public Accountants for preparation, presentation of prospective financial information. The inclusion of this unaudited prospective financial information should not be regarded as an indication that such information is predictive of actual future events or results and such information should not be relied upon as such, and readers of this joint proxy statement/prospectus are cautioned not to place undue reliance on the unaudited prospective financial information. The unaudited prospective financial information included in this joint proxy statement/prospectus has been prepared by, and is the responsibility of, RLJ management. PricewaterhouseCoopers LLP has neither examined, compiled nor performed any procedures with respect to the accompanying unaudited prospective financial information and, accordingly, PricewaterhouseCoopers LLP does not express an opinion or any other form of assurance with respect thereto. The PricewaterhouseCoopers LLP report included in this joint proxy statement/prospectus relates to RLJ's historical financial information. It does not extend to the prospective financial information and should not be read to do so. Furthermore, the unaudited prospective financial information does not take into account any circumstances or events occurring after the date it was prepared.

        While presented with numeric specificity, this unaudited prospective financial information was based on numerous variables and assumptions (including assumptions related to industry performance and general business, economic, market and financial conditions and additional matters specific to RLJ's and FelCor's businesses, as applicable) that are inherently subjective and uncertain and are beyond the control of RLJ's management. Important factors that may affect actual results and cause this unaudited prospective financial information not to be achieved include, but are not limited to, risks and uncertainties relating to RLJ's and FelCor's businesses (including their ability to achieve strategic goals, objectives and targets over applicable periods), industry performance, general business and economic conditions and other factors described in the sections entitled "Cautionary Statement Regarding Forward-Looking Statements" and "Risk Factors." This unaudited prospective financial information also reflects numerous variables, expectations and assumptions available at the time they were prepared as to certain business decisions that are subject to change. As a result, actual results may differ materially from those contained in this unaudited prospective financial information. Accordingly, there can be no assurance that the projected results summarized below will be realized. RLJ shareholders and FelCor stockholders are urged to review the most recent SEC filings of RLJ and FelCor for a description of the reported and anticipated results of operations and financial condition and capital resources, including in "Management's Discussion and Analysis of Financial Condition and Results of Operations" in RLJ's and FelCor's respective Annual Reports on Form 10-K for the year ended December 31, 2016 and their respective Quarterly Reports on Form 10-Q for the quarter ended March 31, 2017, which are incorporated by reference into this joint proxy statement/prospectus.

        None of RLJ, FelCor or their respective officers, trustees, directors, affiliates, advisors or other representatives can give you any assurance that actual results will not differ materially from this unaudited prospective financial information.

        RLJ UNDERTAKES NO OBLIGATION TO UPDATE OR OTHERWISE REVISE OR RECONCILE THIS UNAUDITED PROSPECTIVE FINANCIAL INFORMATION TO REFLECT CIRCUMSTANCES EXISTING AFTER THE DATE THIS UNAUDITED PROSPECTIVE FINANCIAL INFORMATION WAS GENERATED OR TO REFLECT THE OCCURRENCE OF FUTURE EVENTS, EVEN IN THE EVENT THAT ANY OR ALL OF THE ASSUMPTIONS UNDERLYING SUCH INFORMATION ARE SHOWN TO BE IN ERROR. SINCE THE UNAUDITED PROSPECTIVE FINANCIAL INFORMATION COVERS MULTIPLE YEARS, SUCH INFORMATION BY ITS NATURE BECOMES LESS PREDICTIVE WITH EACH SUCCESSIVE YEAR.

        RLJ and FelCor may calculate certain non-GAAP financial metrics, including Adjusted EBITDA and Adjusted FFO per share, using different methodologies. Consequently, the financial metrics presented in each company's prospective financial information disclosures and in the sections of this joint proxy statement/prospectus with respect to the opinions of the financial advisors to RLJ and FelCor may not be directly comparable to one another.

        RLJ has not made and makes no representation to FelCor or any FelCor stockholder, in the Merger Agreement or otherwise, concerning this unaudited prospective financial information or regarding RLJ's ultimate performance compared to the unaudited prospective financial information or that the projected results will be achieved. In light of the foregoing factors and the uncertainties inherent in the unaudited prospective financial information, RLJ urges all RLJ shareholders and FelCor stockholders not to place undue reliance on such information and to review RLJ's and FelCor's most recent SEC filings for a description of RLJ's and FelCor's reported financial results.

  RLJ Adjusted Projections

        The following table presents selected unaudited prospective financial data for the fiscal years ending 2017 through 2021 for RLJ on a standalone basis. The RLJ Adjusted Projections were underwritten by RLJ's management solely for internal purposes. The RLJ Adjusted Projections were not updated to account for any circumstances or events occurring after the date they were initially prepared and therefore should not be relied on as predictive of actual future results. In assessing the Merger, RLJ's management applied a more conservative underwriting methodology, including the acceleration of select capital expenditures. As a result, the RLJ Adjusted Projections vary from the projections RLJ's management provided to FelCor's management in February 2017.

	Year Ended December 31,
	2017E	2018E	2019E	2020E	2021E
	($ in millions, except per share values)
Adjusted EBITDA(1)	$368	$371	$370	$381	$394
Unlevered Free Cash Flow(2)	$285	$186	$185	$245	$256

(1)
Adjusted EBITDA is a non-GAAP financial performance measure composed of EBITDA, further adjusted to exclude (1) transaction and pursuit costs, (2) non-cash gain or loss on the sale of assets, (3) amortization of share-based compensation, (4) non-cash income taxes,(5) property-level severance costs, (6) debt modification and extinguishment costs, and (7) other income and expenses outside the normal course of operations.

(2)
Unlevered Free Cash Flow is a non-GAAP financial measure that is defined as Adjusted EBITDA less certain items such as capital expenditures and changes in working capital. Unlevered Free Cash Flow should not be considered as an alternative to net income as a measure of operating performance or cash provided by operating activities as a cash flow measurement.

        In preparing the RLJ Adjusted Projections, RLJ made a number of hotel operating and corporate assumptions. Assumptions made include, among others, market factors that would affect hotel occupancy levels and average daily rates and hotel operating costs such as increased wages, utilities, marketing, maintenance, and property taxes. Additionally, RLJ made assumptions regarding hotel capital needs, debt, and corporate general and expenses.

  RLJ Adjusted FelCor Projections

        The following is a summary of the RLJ Adjusted FelCor Projections. As with the RLJ Adjusted Projections, RLJ's management derived its RLJ Adjusted FelCor Projections using a similar conservative methodology, including applying more conservative capital estimates and corresponding revenue disruption. The RLJ Adjusted FelCor Projections are based solely on the information available to RLJ's management at the time they were prepared and were not updated to account for any circumstances or events occurring after the date they were initially prepared; therefore they should not be relied on as predictive of actual future results.

	Year Ended December 31,
	2017E	2018E	2019E	2020E	2021E
	($ in millions)
Adjusted EBITDA (excluding select assets)(1)	$200	$201	$211	$221	$233
Unlevered Free Cash Flow(2)	$75	$11	$85	$131	$191

(1)
Adjusted EBITDA is a non-GAAP financial performance measure composed of EBITDA, further adjusted to exclude (1) transaction and pursuit costs, (2) non-cash gain or loss on the sale of assets, (3) amortization of share-based compensation, (4) non-cash income taxes, (5) property-level severance costs, (6) debt modification and extinguishment costs, and (7) other income and expenses outside the normal course of operations. Adjusted EBITDA was further adjusted to exclude select assets as of January 1, 2017 that were identified for potential future disposition.

(2)
Unlevered Free Cash Flow is a non-GAAP financial measure that is defined as Adjusted EBITDA less certain items such as capital expenditures and changes in working capital. Unlevered Free Cash Flow should not be considered as an alternative to net income as a measure of operating performance or cash provided by operating activities as a cash flow measurement. These amounts exclude net proceeds from asset dispositions.

        In preparing the RLJ Adjusted FelCor Projections, RLJ made a number of hotel operating and corporate assumptions. Assumptions made include, among others, market factors that would affect hotel occupancy levels and average daily rates and hotel operating costs such as increased wages, utilities, marketing, maintenance, and property taxes. Additionally, RLJ made assumptions regarding hotel capital needs, debt, and corporate general and expenses.

Certain FelCor Unaudited Prospective Financial Information

        Although FelCor periodically may issue limited financial guidance to investors, FelCor does not as a matter of course make public long-term projections as to future revenues, earnings or other results due to, among other reasons, the uncertainty of the underlying assumptions and estimates. However, in connection with the Mergers, FelCor's management prepared and provided to the FelCor Board in connection with its evaluation of the transaction, and to its financial advisor BofA Merrill Lynch, including in connection with BofA Merrill Lynch's financial analyses described above under the section entitled "—Opinion of FelCor's Financial Advisor," certain unaudited prospective financial information regarding FelCor's operations for fiscal years 2017 through 2021 (the "FelCor Projections"). The below summary of the FelCor Projections is included for the purpose of providing FelCor stockholders and RLJ shareholders access to certain nonpublic information that was furnished to certain parties in connection with the Mergers, and such information may not be appropriate for other purposes, and is not included to influence the voting decision of any FelCor stockholder or RLJ shareholder.

        The FelCor Projections were not prepared with a view toward public disclosure, nor were they prepared with a view toward compliance with GAAP, the published guidelines of the SEC regarding projections and forward-looking statements or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentations of financial projections. The inclusion of the FelCor Projections should not be regarded as an indication that such information is predictive of actual future events or results and such information should not be relied upon as such, and readers of this joint proxy statement/prospectus are cautioned not to place undue reliance on the FelCor Projections. The unaudited prospective financial information included in this joint proxy statement/prospectus has been prepared by, and is the responsibility of, FelCor management. PricewaterhouseCoopers LLP has neither examined, compiled nor performed any procedures with respect to the accompanying unaudited prospective financial information and, accordingly, PricewaterhouseCoopers LLP does not express an opinion or any other form of assurance with respect thereto. The PricewaterhouseCoopers LLP report included in this joint proxy statement/prospectus relates to FelCor's historical financial information. It does not extend to the prospective financial information and should not be read to do so. Furthermore, the unaudited prospective financial information does not take into account any circumstances or events occurring after the date it was prepared.

        While presented with numeric specificity, this unaudited prospective financial information was based on numerous variables and assumptions (including assumptions related to industry performance and general business, economic, market and financial conditions and additional matters specific to FelCor's business) that are inherently subjective and uncertain and are beyond the control of FelCor's management. Important factors that may affect actual results and cause this unaudited prospective financial information not to be achieved include, but are not limited to, risks and uncertainties relating to FelCor's business (including its ability to achieve strategic goals, objectives and targets over applicable periods), industry performance, general business and economic conditions and other factors described in the sections entitled "Cautionary Statement Regarding Forward-Looking Statements" and "Risk Factors." This unaudited prospective financial information also reflects numerous variables, expectations and assumptions available at the time they were prepared as to certain business decisions that are subject to change. As a result, actual results may differ materially from those contained in this unaudited prospective financial information. Accordingly, there can be no assurance that the projected results summarized below will be realized. FelCor stockholders and RLJ shareholders are urged to review the most recent SEC filings of FelCor for a description of the reported and anticipated results of operations and financial condition and capital resources, including in "Management's Discussion and Analysis of Financial Condition and Results of Operations" in FelCor's Annual Report on Form 10-K for the year ended December 31, 2016 and the Quarterly Report on Form 10-Q for the quarter ended March 31, 2017, which are incorporated by reference into this joint proxy statement/prospectus.

        None of FelCor, RLJ or their respective officers, trustees, directors, affiliates, advisors or other representatives can give you any assurance that actual results will not differ materially from this unaudited prospective financial information.

        FELCOR UNDERTAKES NO OBLIGATION TO UPDATE OR OTHERWISE REVISE OR RECONCILE THE BELOW UNAUDITED PROSPECTIVE FINANCIAL INFORMATION TO REFLECT CIRCUMSTANCES EXISTING AFTER THE DATE THIS UNAUDITED PROSPECTIVE FINANCIAL INFORMATION WAS GENERATED OR TO REFLECT THE OCCURRENCE OF FUTURE EVENTS, EVEN IN THE EVENT THAT ANY OR ALL OF THE ASSUMPTIONS UNDERLYING SUCH INFORMATION ARE SHOWN TO BE IN ERROR. SINCE THE UNAUDITED PROSPECTIVE FINANCIAL INFORMATION COVERS MULTIPLE YEARS, SUCH INFORMATION BY ITS NATURE BECOMES LESS PREDICTIVE WITH EACH SUCCESSIVE YEAR.

        FelCor and RLJ may calculate certain non-GAAP financial metrics, including Adjusted EBITDA, using different methodologies. Consequently, the financial metrics presented in each company's prospective financial information disclosures and in the sections of this joint proxy statement/prospectus with respect to the opinions of the financial advisors to FelCor and RLJ may not be directly comparable to one another.

        FelCor has not made and makes no representation to RLJ or any RLJ shareholder, in the Merger Agreement or otherwise, concerning the below unaudited prospective financial information or regarding FelCor's ultimate performance compared to the unaudited prospective financial information or that the projected results will be achieved. In light of the foregoing factors and the uncertainties inherent in the unaudited prospective financial information, FelCor urges all FelCor stockholders and RLJ shareholders not to place undue reliance on such information and to review FelCor's most recent SEC filings for a description of FelCor's reported financial results.

  FelCor Projections

        The FelCor Projections were based on numerous variables and assumptions, including the following: (1) potentially selling up to six hotels (including three that were already being marketed)—for total net proceeds of $638 million; (2) cash flow projections based on FelCor's business plan for 2017 through 2021; (3) certain levels of property-level net operating income and capital costs based on property-specific assumptions; (4) no share issuances or buybacks during the projections period; and (5) a $0.24 per share annual common stock dividend during the projection period.

        The FelCor Projections were provided to the FelCor Board and FelCor's financial advisors, BofA Merrill Lynch. The FelCor Projections were not updated to account for any circumstances or events occurring after the date they were initially prepared and therefore should not be relied on as predictive of actual future results. The following table presents a summary of the FelCor Projections for the calendar years ending 2017 through 2021 for FelCor on a standalone basis and includes FelCor's share of partnerships and joint ventures.

	Year Ended December 31,
	2017E	2018E	2019E	2020E	2021E
	($ in millions)
Adjusted EBITDA (excluding select assets)(1)	$235	$221	$220	$231	$240
Unlevered Free Cash Flow(2)	$77	$69	$106	$139	$179

(1)
Adjusted EBITDA is a non-GAAP financial performance measure composed of EBITDA, further adjusted to exclude (1) unconsolidated partnerships and joint ventures, (2) gains and losses related to extinguishment of debt and interest rate swaps, (3) gains or losses on the sale of depreciable assets and impairment losses, (4) cumulative effects of any changes in accounting principles, (5) other expenses and costs outside the normal course of operations and (6) variable stock compensation. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect Adjusted EBITDA on the same basis. Adjusted EBITDA was further adjusted to exclude select assets as of December 31, 2017 that were identified for potential future disposition.

(2)
Unlevered Free Cash Flow is a non-GAAP financial measure that is defined as Adjusted EBITDA less certain items such as capital expenditures and changes in working capital. Unlevered Free Cash Flow should not be considered as an alternative to net income as a measure of operating performance or cash provided by operating activities as a cash flow measurement. These amounts exclude net proceeds from asset dispositions.

  RLJ Projections Provided to FelCor

        The following is a summary of the unaudited prospective financial information for calendar years 2017 through 2020, which was prepared by RLJ's management and provided to FelCor and FelCor's financial advisors, BofA Merrill Lynch, on February 12, 2017 by RLJ with an extrapolation for calendar year 2021 as prepared by FelCor's management (which we refer to as the "RLJ Unadjusted Projections"). The following table presents a summary of the RLJ Unadjusted Projections for RLJ on a standalone basis and includes RLJ's share of partnerships and joint ventures. The FelCor management team made no adjustments or changes to the unaudited prospective financial information of the RLJ Unadjusted Projections that were provided by RLJ for calendar years 2017 through 2020.

	Year Ended December 31,
	2017E	2018E	2019E	2020E	2021E
	($ in millions)
Adjusted EBITDA(1)	$376	$383	$388	$399	$410
Unlevered Free Cash Flow(2)	$261	$243	$254	$281	$299

(1)
Adjusted EBITDA is a non-GAAP financial performance measure composed of EBITDA, further adjusted to exclude (1) transaction and pursuit costs, (2) non-cash gain or loss on the sale of assets, (3) amortization of share-based compensation, (4) non-cash income taxes, (5) property-level severance costs, (6) debt modification and extinguishment costs, and (7) other income and expenses outside the normal course of operations.

(2)
Unlevered Free Cash Flow is a non-GAAP financial measure that is defined as Adjusted EBITDA less certain items such as capital expenditures and changes in working capital. Unlevered Free Cash Flow should not be considered as an alternative to net income as a measure of operating performance or cash provided by operating activities as a cash flow measurement.

Trustees and Management of RLJ After the Mergers

        The Merger Agreement provides that, as of the effective time of the REIT Merger, the RLJ Board of the Combined Company, will be increased to eight trustees, including all of the current trustees of the RLJ Board and one current director of FelCor who shall be mutually acceptable to FelCor and RLJ and appointed to the board of trustees of the Combined Company. The current trustees of RLJ are: Ross H. Bierkan, Robert L. Johnson, Robert M. La Forgia, Nathaniel A. Davis, Glenda G. McNeal, Evan Bayh and Arthur Collins.

        Each of the executive officers of RLJ immediately prior to the effective time of the Mergers will continue as an executive officer of the Combined Company following the effective time of the Mergers. The current senior leadership team will continue to be led by Robert L. Johnson as Executive Chairman, Ross H. Bierkan as President and Chief Executive Officer, and Leslie D. Hale as Chief Operating Officer and Chief Financial Officer.

Interests of RLJ's Trustees and Executive Officers in the Mergers

        In considering the recommendation of the RLJ Board to approve the RLJ Share Issuance, RLJ's shareholders should be aware that certain executive officers and trustees of RLJ have certain interests in the Mergers that may be different from, or in addition to, the interests of RLJ's shareholders generally and that may present actual or potential conflicts of interests. The RLJ Board was aware of these interests and considered them, among other matters, in reaching its decision to approve the Merger Agreement and the transactions contemplated thereby.

        Following the consummation of the Mergers, all seven of the current trustees of the RLJ Board are expected to continue as trustees of the board of trustees of the Combined Company. Robert L. Johnson, RLJ's Executive Chairman, will serve as Executive Chairman of the Board of Trustees of the Combined Company. Nathaniel A. Davis, lead independent trustee for RLJ, will serve as lead independent trustee for the Combined Company. In addition, Ross H. Bierkan, RLJ's President, Chief Executive Officer and Chief Investment Officer, will serve as President, Chief Executive Officer and Chief Investment Officer of the Combined Company, and Leslie D. Hale, RLJ's Chief Operating Officer and Chief Financial Officer, will serve as Chief Operating Officer and Chief Financial Officer of the Combined Company.

Interests of FelCor's Directors and Executive Officers in the Mergers

        In considering the recommendation of the FelCor Board to approve the REIT Merger Proposal and the FelCor Compensation Proposal, FelCor's stockholders should be aware that directors and executive officers of FelCor have interests in the Mergers that may be different from, or in addition to, the interests of FelCor's stockholders generally and that may present actual or potential conflicts of interests. The FelCor Board was aware of, and considered the interests of, its directors and executive officers in reaching its decision to approve the Merger Agreement and the transactions contemplated thereby.

Restricted Stock and FelCor RSUs

        Pursuant to the Merger Agreement, as of the business day immediately preceding the effective time of the REIT Merger, each outstanding share of FelCor restricted stock (to the extent not already vested) will automatically become fully vested, and at the effective time of the REIT Merger, such shares (less the shares of FelCor Common Stock withheld to satisfy applicable withholding tax obligations) will be converted into the right to receive RLJ Common Shares based on the Common Exchange Ratio. Pursuant to the Merger Agreement, as of the business day immediately preceding the effective time of the REIT Merger, each outstanding FelCor RSU will automatically become vested in the number of shares of FelCor Common Stock determined as set forth in the agreement or other FelCor benefit plan governing such FelCor RSU, and at the effective time of the REIT Merger, such shares (less the shares of FelCor Common Stock withheld to satisfy applicable withholding tax obligations) will be converted into the right to receive RLJ Common Shares based on the Common Exchange Ratio. Any dividend equivalent rights related to a vesting FelCor RSU will become fully vested and converted into the right to receive cash.

        Notwithstanding the Merger Agreement, FelCor restricted stock and FelCor RSUs (including related dividend equivalent rights) held by an individual who is party to a change in control and severance agreement with FelCor (as discussed further below) will become vested, as set forth in such agreement, as of a change in control, including the approval of the REIT Merger by the FelCor common stockholders at the FelCor special meeting, which may occur prior to the business day immediately preceding the effective time of the REIT Merger.

        The following table shows, for each executive officer, (i) the number of shares subject to FelCor RSUs held by such officer as of the date of this joint proxy statement/prospectus that are expected to vest; (ii) the value of such FelCor RSUs; (iii) the number of shares subject to restricted stock awards as of the date of this joint proxy statement/prospectus; and (iv) the value of such awards.

Name	Shares Subject to RSUs (#)(1)	Value of Shares Subject to RSUs ($)	Shares of Restricted Stock (#)(1)	Value of Shares of Restricted Stock ($)
Steven R. Goldman(2)	100,016	798,128	—	—
Troy A. Pentecost	443,597	3,539,900	—	—
Thomas C. Hendrick	196,890	1,571,182	30,000	239,400
Michael C. Hughes	307,679	2,455,278	—	—
Jonathan H. Yellen	315,111	2,514,588	—	—

(1)
As a result of the REIT Merger, all unvested shares of FelCor restricted stock and FelCor RSUs held by the executive officers named above will, in the case of FelCor restricted stock, become vested and, in the case of FelCor RSUs, become fully vested in the number of shares of FelCor Common Stock determined as set forth in the agreements governing such FelCor RSU, and at the effective time of the REIT Merger, all such shares (less the shares of FelCor Common Stock withheld to satisfy applicable withholding tax obligations) will be converted into the right to receive RLJ Common Shares based on the Common Exchange Ratio. The number of shares subject to performance-based FelCor RSUs expected to vest are determined based on truncated performance periods, as contemplated by the agreements governing such RSUs.

(2)
Pursuant to the terms of Mr. Goldman's employment agreement, the accelerated vesting of Mr. Goldman's outstanding equity awards upon a change in control is prorated over an 18-month period by applying a fraction, the numerator of which is the number of days in the period commencing on the date of Mr. Goldman's employment agreement (February 10, 2017) and ending on the date of such change in control, and the denominator of which is 548. The amount set forth in the table above assumes the change in control date is August 15, 2017. Mr. Goldman's employment agreement also contemplates the possibility of certain further adjustments to the acceleration of Mr. Goldman's outstanding equity awards based on FelCor's total stockholder return, but no such adjustments would be required based on the assumptions used for purposes of this table.

        In each case, the value of the award is based on the amount that would be realized with respect to such award, based on an assumed value of $7.98 per share of FelCor Common Stock, which was the average closing market price of FelCor Common Stock over the first five business days following the first public announcement of the Mergers (and which does not necessarily reflect the value of the actual exchange ratio being used to convert the outstanding equity awards), and assuming the Mergers occurred on August 31, 2017.

Directors' and Officers' Indemnification and Insurance

        The Merger Agreement provides that, from and after the effective time of the REIT Merger until the sixth anniversary of the effective time of the REIT Merger, RLJ will indemnify all present and former officers, directors, partners, members, trustees or employees of FelCor or those who served on behalf of FelCor as an officer, director, partner, member, trustee or employee of any of FelCor's subsidiaries who at any time prior to the effective time of the REIT Merger were entitled to indemnification under the charter or bylaws of FelCor or in any indemnification agreement of FelCor or its subsidiaries or other applicable contract existing on the date of the Merger Agreement to the same extent as they are entitled to indemnification under such charter or bylaws or existing indemnifications agreements or other applicable contracts in respect of actions or omissions occurring at or prior to the effective time of the REIT Merger (including, without limitation, the transactions contemplated by the Merger Agreement).

        In addition, the Merger Agreement also requires FelCor, or if FelCor is unable to, RLJ shall cause the surviving entity, to maintain for a period of six years from the effective time of the REIT Merger, "run-off" or "tail" director and officer liability coverage for the benefit of the directors and officers of FelCor and its subsidiaries without reduction of existing coverage under, and having terms not less favorable to the insured persons, than the director and officer liability insurance coverage currently maintained by FelCor (as long as the annual premium does not exceed 250% of the annual premium under FelCor's existing policies).

Change in Control and Severance Agreements

        In 2007, FelCor entered into change in control and severance agreements with certain of its named executive officers (each, individually, a "NEO" and collectively, the "NEOs") (other than Mr. Goldman and Mr. Hendrick, with whom FelCor entered into similar agreements in 2015 and 2017, respectively, when they were appointed as executive officers), Mr. Corcoran and certain other key employees (each, individually, an "Individual" and collectively, the "Individuals"). Each of these agreements automatically renews at calendar year end for successive one-year terms unless terminated. In the event of a potential change in control, each Individual agrees to remain in FelCor's employ until the earlier of one year following the potential change in control or six months following an actual change in control. Upon the occurrence of a change in control, an Individual will be entitled to the immediate vesting of all outstanding equity incentive compensation and other benefits previously awarded or credited to his account (which is also required by the terms of FelCor's equity grants), except that Mr. Goldman's vesting is subject to certain prorations in the manner set forth in his change in control and severance agreement in the event a change in control occurs within the first 18 months of Mr. Goldman's employment. In addition, if an Individual's employment is terminated by FelCor other than for cause, retirement or disability or by the Individual for good reason (as these terms are defined in the change in control and severance agreement), the Individual will be eligible to receive (i) a payment of accrued but unpaid base salary through the date of termination, all other amounts to which the Individual is then irrevocably vested under any compensation plan of FelCor, and any earned but unpaid incentive compensation for periods preceding the date of termination, (ii) a lump sum severance payment equal to 2.99 (or 2.50, in the case of Mr. Goldman) multiplied by the sum of that Individual's then-current base salary, plus the greater of (A) his or her average cash bonus (annualized for partial years of service) paid over the preceding three years of employment (or a shorter period, if employed less than three years) or (B) his or her target cash bonus for the current year, (iii) certain benefit continuation rights for up to 24 months (or up to 36 months, in the case of Mr. Goldman) following termination, and (iv) certain legal fees and expenses actually incurred. Other than for Mr. Goldman and Mr. Hendrick, FelCor will also "gross-up" the severance payment to cover excise taxes imposed under Section 4999 of the Code, if any, on the benefits, thereby providing such benefits to the employee on a net basis, after payment of excise taxes; this provision is part of the 2007 agreements and has not been modified in any respect since 2007 (other than for Mr. Goldman and Mr. Hendrick, who do not benefit from the "gross-up" provision). For purposes of these agreements:

  •
  A change in control generally occurs whenever: (i) any person or group is or becomes the beneficial owner of 35% or more of FelCor's outstanding voting securities; (ii) a majority of the FelCor Board is comprised of persons designated by any person who has entered into an agreement with FelCor to become a 35% or more beneficial owner or to effect a merger or consolidation transaction, or of persons other than those persons constituting the FelCor Board on the date of these agreements; (iii) the FelCor stockholders approve either a merger or consolidation of FelCor with any other corporation or a plan or agreement under which all or substantially all of FelCor's assets would be liquidated, distributed, sold or otherwise disposed of; or (iv) FelCor's Compensation Committee adopts a resolution to the effect that, in the judgment of the committee, a change in control has effectively occurred. The approval of the REIT Merger by the FelCor common stockholders at the FelCor special meeting will be deemed to be a change in control for purposes of these agreements.

  •
  Good reason, generally means, among other things and subject to certain limitations, any of the following events following a change in control, without the Individual's consent: (i) the assignment of any duties materially inconsistent with his status as a senior executive officer or any substantial reduction in or restriction upon the nature, status or extent of his responsibilities or authority as compared to immediately prior to the change in control; (ii) a material reduction in the Individual's annual base salary, as in effect immediately prior to the change in control, except for across-the-board salary reductions similarly affecting all of the FelCor Executives and all executives of any person then in control of FelCor; (iii) the relocation of the office where the Individual is required to perform his duties, to a location more than 25 miles away; (iv) FelCor's failure to pay the Individual any portion of his then-current compensation, or any portion or installment of deferred compensation, within five days of the date the payment is due; or (v) FelCor's failure to continue (or to substitute for) any material compensation or benefit plan that the Individual was participating in immediately prior to the change in control.

        In connection with the execution of the Merger Agreement, each NEO and Mr. Corcoran entered into a letter agreement that supplements the change in control and severance agreements (the "CIC Amendment"). The CIC Amendment provides that, if the Individual's employment terminates in connection with the Mergers, any severance benefits under the change in control and severance agreement will be payable only if the Individual executes a waiver and release within 45 days after the Individual's date of termination. The CIC Amendment contains additional provisions regarding the effects of a notice of termination, the date for payment of severance benefits and related matters.

Regulatory Approvals Required for the Mergers

        RLJ and FelCor are not aware of any material federal or state regulatory requirements that must be complied with, or approvals that must be obtained, in connection with the Mergers or the other transactions contemplated by the Merger Agreement.

Accounting Treatment

        RLJ prepares its financial statements in accordance with GAAP. The REIT Merger will be accounted for by applying the acquisition method, which requires the identification of the acquirer, the determination of the acquisition date, the recognition and measurement, at fair value, of the identifiable assets acquired, liabilities assumed and any noncontrolling interest in the consolidated subsidiaries of the acquiree and recognition and measurement of goodwill or a gain from a bargain purchase. The accounting guidance for business combinations, referred to as ASC 805, provides that in a business combination involving the exchange of equity interests, the entity issuing the equity interests is usually the acquirer; however, all pertinent facts and circumstances must be considered, including the relative voting rights of the shareholders of the constituent companies in the combined entity, the composition of the board of trustees and senior management of the combined entity, the relative size of the company and the terms of the exchange of equity interests in the business combination, including payment of a premium.

        Based on the fact that RLJ is the entity issuing the equity securities, that continuing RLJ shareholders are expected to own approximately 71% of the issued and outstanding common shares of the Combined Company, and former FelCor stockholders are expected to own approximately 29% of the issued and outstanding common shares of the Combined Company and that the current trustees of the RLJ Board and senior management will represent the majority of the board and all of the senior management of the Combined Company, and based on the terms of the REIT Merger, with FelCor common stockholders receiving a premium (as of the trading day immediately preceding the announcement of the Mergers) over the fair market value of their FelCor Common Stock on such date, RLJ is considered the acquirer for accounting purposes. Therefore, RLJ will recognize and measure, at fair value, the identifiable assets acquired, liabilities assumed and any noncontrolling interests in the consolidated subsidiaries of FelCor, and RLJ will recognize and measure goodwill and any gain from a bargain purchase, in each case, upon completion of the REIT Merger.

Appraisal Rights

        Neither holders of RLJ Common Shares nor holders of FelCor Common Stock will be entitled to appraisal rights in the REIT Merger.

Exchange of Shares in the Mergers

        RLJ has appointed Wells Fargo Shareowners Services, a division of Wells Fargo Bank N.A. to act as the exchange agent for the exchange of FelCor Common Stock and FelCor Series A Preferred Stock for the merger consideration. As promptly as practicable after the effective time of the REIT Merger (but in no event later than two business days thereafter), the exchange agent will send to each holder of record of shares of FelCor Common Stock and FelCor Series A Preferred Stock at the effective time of the REIT Merger who holds FelCor Common Stock or FelCor Series A Preferred Stock in certificated or book-entry form a letter of transmittal and instructions for effecting the exchange of FelCor stock certificates or book-entry shares for the merger consideration that the holder is entitled to receive under the Merger Agreement. Upon surrender of stock certificates or book-entry shares for cancellation along with the executed letter of transmittal and other documents described in the instructions, a holder of shares of FelCor Common Stock will receive any whole RLJ Common Shares that such holder is entitled to receive and cash in lieu of any fractional RLJ Common Shares such holder is entitled to receive under the Merger Agreement. Upon surrender of stock certificates or book-entry shares for cancellation along with the executed letter of transmittal and other documents described in the instructions, a holder of shares of FelCor Series A Preferred Stock will receive any whole RLJ Series A Preferred Shares that such holder is entitled to receive. After the effective time of the REIT Merger, FelCor will not register any transfers of FelCor Common Stock or FelCor Series A Preferred Stock.

        RLJ shareholders need not take any action with respect to their share certificates or book-entry shares.

Dividends

        RLJ currently pays a quarterly dividend on its common shares at an annualized rate of $1.32 per share and FelCor currently pays a quarterly dividend on its shares of common stock at an annual rate of $0.24 per share. Each of RLJ and FelCor plan to continue its current dividend policy until the closing of the Mergers. In the event that the date of Closing occurs before the end of the then current dividend period of FelCor or RLJ, as the case may be, then each of FelCor and RLJ shall declare a dividend to the respective holders, the record date, and payment date (to the extent practicable), for which shall be the close of business on the last business day prior to the date of Closing.

        In addition, the Merger Agreement permits RLJ to continue to pay regular quarterly dividends, and any distribution that is reasonably necessary to maintain its REIT qualification under the Code and avoid or reduce the imposition of any corporate level tax or excise tax under the Code. The Merger Agreement permits FelCor to continue to pay regular quarterly dividends, and any distribution that is reasonably necessary to maintain its REIT qualification under the Code and avoid or reduce the imposition of any corporate level tax or excise tax under the Code.

        Following the closing of the Mergers, RLJ expects to continue its current dividend policy for shareholders, subject to the discretion of the RLJ Board, which reserves the right to change RLJ's dividend policy at any time and for any reason. See "Risk Factors—Risks Related to the Combined Company Following the Mergers" on page 40.

Listing of RLJ Common Shares

        It is a condition to the completion of the Mergers that the RLJ Common Shares issuable in connection with the Mergers be approved for listing on the NYSE, subject to official notice of issuance.

Deregistration of FelCor Common Stock

        After the Mergers are completed, the FelCor Common Stock will no longer be listed on the NYSE and will be deregistered under the Exchange Act.

Litigation Relating to the Mergers

        Three putative class actions have been filed by purported stockholders of FelCor challenging the Mergers. The first suit, styled as George Assad v. FelCor Lodging Trust Inc., et al., No. 1:17-cv-01744-ELH, was filed in the United States District Court for the District of Maryland on June 26, 2017 and is against FelCor, its directors (including Steven R. Goldman, who is also an officer), FelCor LP, RLJ, the REIT Merger Sub, and the Partnership Merger Sub (the "Assad Lawsuit"). The second suit, styled as Martin Johnson v. FelCor Lodging Trust Inc., et al., No. 1:17-cv-01786-ELH, was filed in the United States District Court for the District of Maryland on June 28, 2017, and is against FelCor and its directors (including Steven R. Goldman, who is also an officer) (the "Johnson Lawsuit"). The third suit, styled as Sachs Investment Group v. FelCor Lodging Trust Inc., et al., No. 1:17-cv-01933-ELH, was filed in the United States District Court for the District of Maryland on July 11, 2017, and is against FelCor and its directors (including Steven R. Goldman, who is also an officer) (the "Sachs Lawsuit" and, with the Assad Lawsuit and Johnson Lawsuit, the "Lawsuits").

        The Lawsuits allege that FelCor and its directors violated Section 14(a) of the Exchange Act and Rule 14a-9 promulgated thereunder by disseminating a false and misleading Form S-4 containing a joint proxy statement/prospectus. The Lawsuits further allege that FelCor's directors violated Section 20(a) of the Exchange Act by failing to exercise proper control over the person(s) who violated Section 14(a) of the Exchange Act. The Assad Lawsuit further alleges that RLJ violated Section 20(a).

        The Lawsuits seek, among other things, injunctive relief preventing the parties from consummating the Mergers, rescission of the transactions contemplated by the Merger Agreement should they be consummated, and litigation costs, including attorneys' fees. The Johnson Lawsuit and Sachs Lawsuit also seek damages to be awarded to the plaintiff and any class in the event the transactions contemplated by the Merger Agreement are consummated. The Assad Lawsuit also seeks injunctive relief directing the defendants to disseminate a true and complete joint proxy statement/prospectus and declaratory relief that defendants violated Sections 14(a) and/or 20(a) of the Exchange Act and Rule 14a-9 promulgated thereunder.

        FelCor and RLJ intend to defend vigorously against the Lawsuits.

 THE MERGER AGREEMENT

        The following is a summary of the material terms of the Merger Agreement. This summary does not purport to be complete and may not contain all of the information about the Merger Agreement that is important to you. The summary of the material terms of the Merger Agreement below and elsewhere in this joint proxy statement/prospectus is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached to this joint proxy statement/prospectus as Annex A and is incorporated by reference into this joint proxy statement/prospectus. You are urged to read the Merger Agreement carefully and in its entirety because it, and not the description below or elsewhere in this joint proxy statement/prospectus, is the legal document that governs the Mergers.

        The Merger Agreement has been included in this joint proxy statement/prospectus to provide you with information regarding the terms of the Mergers. It is not intended to provide you with any other factual or financial information about RLJ or FelCor or any of their respective affiliates or businesses. Information about RLJ and FelCor can be found elsewhere in this joint proxy statement/prospectus and in the other filings each of RLJ and FelCor has made with the SEC, which are available without charge at http://www.sec.gov. See "Where You Can Find More Information and Incorporation by Reference" beginning on page 210.

The Mergers

        The Merger Agreement provides for the merger of (i) Partnership Merger Sub, an indirect wholly-owned subsidiary of the Operating Partnership, with and into FelCor LP and (ii) FelCor with and into REIT Merger Sub, a wholly-owned subsidiary of the Operating Partnership. At the effective time of the Partnership Merger, the separate corporate existence of Partnership Merger Sub will cease and FelCor LP will survive the Partnership Merger as an indirect wholly-owned subsidiary of the Operating Partnership. At the effective time of the REIT Merger, the separate corporate existence of FelCor will cease and REIT Merger Sub will survive the REIT Merger as a wholly-owned subsidiary of the Operating Partnership.

Closing; Effective Time of the Mergers

        The Closing will occur:

  •
  as promptly as practicable (but no later than the second business day) after satisfaction or waiver of the closing conditions in the Merger Agreement, which are described under "Conditions to Complete the Mergers" beginning on page 129 (other than those conditions that by their terms are required to be satisfied or waived at the Closing, but subject to the satisfaction or waiver of such conditions); or

  •
  on such other date as may be specified by the parties.

        The Partnership Merger will become effective upon such time as the certificate of merger for the Partnership Merger has been filed with the Secretary of State of the State of Delaware, or such later time that the parties will have agreed upon and designated in such certificate of merger as the effective time of the Partnership Merger.

        The REIT Merger will become effective upon such time as the articles of merger for the REIT Merger have been accepted for record by the Maryland State Department of Assessments and Taxation, or such later time which the parties will have agreed upon and designated in such articles of merger as the effective time of the REIT Merger. The REIT Merger will occur as soon as practicable following the effective time of the Partnership Merger.

Organizational Documents

        The agreement of limited partnership of Partnership Merger Sub, as in effect immediately prior to the effective time of the Partnership Merger, except for such changes as may be necessary to reflect any change of name of the surviving entity of the Partnership Merger, will be the agreement of limited partnership of such surviving entity immediately following the effective time of the Partnership Merger.

        The limited liability company agreement of REIT Merger Sub, as in effect immediately prior to the effective time of the REIT Merger, except for such changes as may be necessary to reflect any change of name of the surviving entity of the REIT Merger, will be the limited liability company agreement of such surviving entity immediately following the effective time of the REIT Merger.

Consideration for the Mergers

        Pursuant to the terms of the Merger Agreement, at the Partnership Merger effective time, each outstanding FelCor LP Common Unit held by a limited partner of FelCor LP (other than FelCor or a subsidiary of FelCor) and issued and outstanding immediately prior to the effective time of the Partnership Merger will automatically be converted into 0.362 Operating Partnership Common Units and each holder thereof will be admitted as a limited partner of the Operating Partnership; provided that in lieu of receiving such Operating Partnership Common Units each such limited partner of FelCor LP will have the right to elect to receive, for each outstanding FelCor LP Common Unit, 0.362 RLJ Common Shares.

        Pursuant to the terms of the Merger Agreement, at the REIT Merger effective time:

  •
  each share of FelCor Common Stock issued and outstanding immediately prior to the effective time of the REIT Merger (other than shares of FelCor Common Stock held by any wholly-owned subsidiary of FelCor, RLJ or any subsidiary of RLJ, which will automatically be canceled and retried and cease to exist, and no payment will be made with respect thereto) will automatically be converted into the right to receive 0.362 RLJ Common Shares;

  •
  each share of FelCor Series A Preferred Stock issued and outstanding immediately prior to the effective time of the REIT Merger will automatically be converted into the right to receive from the Operating Partnership one share of newly created RLJ Series A Preferred Shares;

  •
  each share of FelCor restricted stock granted pursuant to FelCor equity plans that is outstanding as of immediately prior to the effective time of the REIT Merger (whether or not then vested) will automatically become vested (and all restrictions with respect thereto will lapse) and each share of FelCor Common Stock resulting from the vesting of such shares of FelCor restricted stock (less shares withheld to satisfy tax withholding obligations with respect to such vesting) will be treated as a share of FelCor Common Stock and accordingly be converted into the right to receive 0.362 RLJ Common Shares; and

  •
  each FelCor RSU award granted pursuant to FelCor equity plans that is outstanding as of immediately prior to the effective time of the REIT Merger (whether or not then vested or subject to any performance condition that has not been satisfied) will automatically become vested to the extent determined as set forth in the agreement or other FelCor benefit plan governing such FelCor RSU (and all restrictions with respect thereto will lapse) and each share of FelCor Common Stock resulting from the vesting of such FelCor RSUs (less shares withheld to satisfy tax withholding obligations with respect to such vesting) will be treated as a share of FelCor Common Stock and accordingly be converted into the right to receive 0.362 RLJ Common Shares.

        No certificates or scrips representing fractional RLJ Common Shares or fractional Operating Partnership Common Units will be issued with respect to the Mergers, and such fractional interests will not entitle the owner thereof to vote or to any other rights as a holder of such interests. Each holder of FelCor Common Stock or FelCor LP Common Units who would otherwise have been entitled to receive fractional RLJ Common Shares or Operating Partnership Common Units will be entitled to receive, in lieu thereof, cash, without interest, in an amount equal to such fractional RLJ Common Shares or Operating Partnership Common Units, as applicable, multiplied by the volume weighted average price of RLJ Common Shares for the 10 trading days immediately prior to the Closing date, starting with the opening of trading on the first trading day to the closing of the last trading day prior to the Closing date, as reported by Bloomberg.

Tax Withholding

        Payment of the merger consideration under the Merger Agreement is subject to applicable withholding requirements.

No Rights of Objection or Appraisal

        Neither holders of RLJ Common Shares nor holders of FelCor Common Stock will be entitled to appraisal rights in the REIT Merger.

Exchange Procedures

        On or before the effective time of the REIT Merger, RLJ will transfer to the Operating Partnership, and the Operating Partnership will deposit or cause to be deposited with the exchange agent evidence of book-entry, RLJ Common Shares and RLJ Series A Preferred Shares and cash in an amount sufficient to pay the merger consideration.

        As promptly as practicable after the effective time of the REIT Merger (but in no event later than two business days following the effective time of the REIT Merger), if any FelCor stockholders held certificates representing FelCor Common Stock or FelCor Series A Preferred Stock immediately prior to the effective time of the REIT Merger, the exchange agent will send them a letter of transmittal and instructions for exchanging their shares of FelCor Common Stock or FelCor Series A Preferred Stock, as the case may be, for the applicable merger consideration. Upon surrender of such certificates for cancellation along with the executed letter of transmittal and other required documents described in the instructions, a holder of shares of FelCor Common Stock or FelCor Series A Preferred Stock will receive the applicable merger consideration. If any certificate has been lost, stolen or destroyed, then upon the making of an affidavit of that fact by the person claiming such certificate to be lost, stolen or destroyed and, if required by the surviving entity of the REIT Merger, the posting by such person of a bond in such reasonable amount as the surviving entity of the REIT Merger may direct, as indemnity against any claim that may be made against it with respect to such certificate, the exchange agent will issue in exchange for such lost, stolen or destroyed certificate the applicable merger consideration to which the holder thereof is entitled pursuant to the Merger Agreement.

        Holders of shares of FelCor Common Stock or FelCor Series A Preferred Stock in book-entry form immediately prior to the effective time of the REIT Merger will not need to take any action to receive the applicable merger consideration.

        The exchange agent also will deliver by check or wire transfer any amounts payable in respect of dividends or distributions on RLJ Common Shares or RLJ Series A Preferred Shares and any other amount such holder is entitled to receive in lieu of fractional RLJ Common Shares that such holder has the right to receive pursuant to the Merger Agreement. No interest will be paid or accrued on the applicable merger consideration.

Representations and Warranties

        The Merger Agreement contains representations and warranties of each of the parties to the Merger Agreement to the other parties. The assertions embodied in those representations and warranties were made solely for purposes of the Merger Agreement and may be subject to important confidential disclosures and qualifications and limitations agreed to by the parties in connection with negotiating the terms of the Merger Agreement. Accordingly, neither RLJ shareholders nor FelCor stockholders should rely on representations and warranties as characterizations of the actual state of facts or circumstances, and they should bear in mind that the representations and warranties were made solely for the benefit of the parties to the Merger Agreement, were negotiated for purposes of allocating contractual risk among the parties to the Merger Agreement rather than to establish matters as facts, and may be subject to contractual standards of materiality different from those generally applicable to equityholders. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be reflected in public disclosures by RLJ and FelCor. This description of the representations and warranties is included to provide RLJ shareholders and FelCor stockholders with information regarding the terms of the Merger Agreement.

        In the Merger Agreement, FelCor and FelCor LP made representations and warranties relating to, among other things:

  •
  due organization, valid existence, good standing and power and authority of FelCor and FelCor LP to own, lease and, to the extent applicable, operate their properties and to carry on their business as it is now being conducted;

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  due organization, valid existence and good standing and power and authority of FelCor's subsidiaries to own, lease and, to the extent applicable, operate their properties and carry on their businesses as now being conducted;

  •
  capital structure and capitalization of FelCor, FelCor LP and FelCor's subsidiaries;

  •
  authority to enter into the Merger Agreement and, subject to FelCor common stockholder approval, complete the Mergers and the other transactions contemplated by the Merger Agreement;

  •
  enforceability of the Merger Agreement against FelCor and FelCor LP;

  •
  approval by the FelCor Board of the Merger Agreement;

  •
  absence of conflicts with, violations or breaches of, or defaults under, FelCor's and FelCor LP's organizational documents, certain contracts applicable to it and its subsidiaries, and applicable laws;

  •
  consents, approvals, authorizations and permits of, or filings with or notifications to, governmental authorities required in connection with executing and delivering the Merger Agreement or the performance of the Merger Agreement;

  •
  FelCor's SEC filings since January 1, 2014, financial statements, internal controls, SEC correspondence and accounting or auditing practices and the statements and documents contained therein;

  •
  the accuracy of the information contained in this joint proxy statement/prospectus and supplied by or on behalf of FelCor (or any FelCor subsidiary) for inclusion or incorporation by reference in this joint proxy statement/prospectus or the registration statement on Form S-4 pursuant to which the RLJ Common Shares issued under the Merger Agreement are registered;

  •
  FelCor's, FelCor LP's and each FelCor subsidiary's compliance with applicable laws (including federal securities laws);

  •
  FelCor's internal controls over financial reporting and its disclosure controls and procedures and the absence of off-balance sheet arrangements;

  •
  absence of any material adverse effect, as defined below under the "Material Adverse Effect" section, on FelCor or FelCor LP and certain other changes and events since December 31, 2016 through the date of the Merger Agreement;

  •
  FelCor's employee benefit plans and other labor and employment matters affecting FelCor, FelCor LP and FelCor's subsidiaries;

  •
  the material contracts of FelCor, FelCor LP and FelCor's subsidiaries, the enforceability of such material contracts on FelCor, FelCor LP and FelCor's subsidiaries (as applicable) and the absence of notice of any violations or defaults under, any such material contract;

  •
  absence of any undisclosed certain litigation or investigations against or affecting FelCor, FelCor LP or any FelCor subsidiary by or before any governmental authority;

  •
  environmental matters affecting FelCor, FelCor LP and FelCor's subsidiaries;

  •
  intellectual property matters affecting FelCor, FelCor LP and FelCor's subsidiaries;

  •
  real property owned or leased by FelCor, FelCor LP and FelCor's subsidiaries;

  •
  tax matters affecting FelCor, FelCor LP and FelCor's subsidiaries;

  •
  compliance with the terms and conditions, and validity, of FelCor's material insurance policies;

  •
  receipt by FelCor of an opinion from its financial advisor;

  •
  the FelCor Board's actions to render any applicable takeover statutes inapplicable to the REIT Merger and the absence of any FelCor poison pill, stockholder rights plan or similar arrangements to which FelCor is a party or otherwise bound;

  •
  the vote of FelCor common stockholders required to consummate the transactions contemplated by the Merger Agreement on behalf of FelCor;

  •
  absence of a shareholder rights plan;

  •
  absence of any undisclosed broker's, finder's or other similar fees;

  •
  certain matters relating to the Investment Company Act;

  •
  FelCor's, FelCor's affiliates' and FelCor LP's ownership of RLJ equity;

  •
  FelCor's affiliate transactions;

  •
  certain matters relating to FelCor's transaction expenses; and

  •
  absence and disclaimer of any other representations or warranties made with respect to RLJ or any RLJ subsidiary.

        In the Merger Agreement, RLJ, the Operating Partnership, REIT Merger Sub and Partnership Merger Sub made representations and warranties relating to, among other things:

  •
  due organization, valid existence, good standing and power and authority of RLJ, the Operating Partnership, REIT Merger Sub and Partnership Merger Sub to own, lease and, to the extent applicable, operate its properties and to carry on its business as it is now being conducted;

  •
  due organization, valid existence and good standing and power and authority of RLJ's subsidiaries to own, lease and, to the extent applicable, operate their properties and carry on their businesses as now being conducted;

  •
  capital structure and capitalization of RLJ, the Operating Partnership, REIT Merger Sub, Partnership Merger Sub and RLJ's subsidiaries;

  •
  authority to enter into the Merger Agreement and, subject to RLJ Shareholder Approval, complete the Mergers and the other transactions contemplated by the Merger Agreement;

  •
  enforceability of the Merger Agreement against RLJ, the Operating Partnership, REIT Merger Sub and Partnership Merger Sub;

  •
  approval by the RLJ Board of the Merger Agreement;

  •
  absence of conflicts with, violations or breaches of, or defaults under, RLJ's, the Operating Partnership's, REIT Merger Sub's and Partnership Merger Sub's organizational documents, certain contracts applicable to it and its subsidiaries, and applicable laws;

  •
  consents, approvals, authorizations and permits of, or filings with or notifications to, governmental authorities required in connection with executing and delivering the Merger Agreement or the performance of the Merger Agreement;

  •
  RLJ's SEC filings since January 1, 2014, financial statements, internal controls, SEC correspondence and accounting or auditing practices and the statements and documents contained therein;

  •
  the accuracy of the information contained in this joint proxy statement/prospectus and supplied by or on behalf of RLJ, the Operating Partnership, REIT Merger Sub and Partnership Merger Sub (or any RLJ subsidiary) for inclusion or incorporation by reference in this joint proxy statement/prospectus or the registration statement on Form S-4 pursuant to which the RLJ Common Shares issued under the Merger Agreement are registered;

  •
  RLJ's, the Operating Partnership's, REIT Merger Sub's, Partnership Merger Sub's and each other RLJ subsidiary's compliance with applicable laws (including federal securities laws);

  •
  absence of any material adverse effect, as defined below under the "Material Adverse Effect" section, on RLJ, the Operating Partnership, REIT Merger Sub or Partnership Merger Sub and certain other changes and events since December 31, 2016 through the date of the Merger Agreement;

  •
  RLJ's employee benefit plans and other labor and employment matters affecting RLJ and RLJ's subsidiaries;

  •
  the material contracts of RLJ or RLJ's subsidiaries, the enforceability of such material contracts against RLJ or any RLJ subsidiary party to such contract and the absence of notice of any violations or defaults under, any such material contract;

  •
  absence of any undisclosed certain litigation or investigations against or affecting RLJ, the Operating Partnership, REIT Merger Sub, Partnership Merger Sub or any other RLJ subsidiary by or before any governmental authority;

  •
  environmental matters affecting RLJ, the Operating Partnership, REIT Merger Sub, Partnership Merger Sub and RLJ's subsidiaries;

  •
  intellectual property matters affecting RLJ, the Operating Partnership, REIT Merger Sub, Partnership Merger Sub and RLJ's subsidiaries;

  •
  real property owned or leased by RLJ or any RLJ subsidiary;

  •
  tax matters affecting RLJ, the Operating Partnership, REIT Merger Sub, Partnership Merger Sub and each other RLJ subsidiary;

  •
  compliance with the terms and conditions and validity of RLJ's material insurance policies;

  •
  receipt by the RLJ Board of an opinion from its financial advisor;

  •
  the vote of RLJ shareholders required in connection with the execution, delivery and performance of the Merger Agreement and the Mergers;

  •
  absence of any undisclosed broker's, finder's or other similar fees;

  •
  certain matters relating to the Investment Company Act;

  •
  ownership and prior activities of REIT Merger Sub and Partnership Merger Sub;

  •
  certain matters relating to the Investment Company Act;

  •
  the RLJ Board's actions to render any applicable takeover statutes inapplicable to the REIT Merger and the absence of any RLJ poison pill or similar arrangements to which RLJ is a party or otherwise bound;

  •
  The ownership of FelCor equity by RLJ's, RLJ's affiliates' and the Operating Partnership's, RLJ's subsidiaries and their affiliates;

  •
  the RLJ Board's actions to render any applicable takeover statutes inapplicable to the issuance of RLJ Share Issuance Common Shares in connection with the Mergers and the absence of any RLJ poison pill, shareholder rights plan or similar arrangements to which RLJ is a party or otherwise bound;

  •
  RLJ's affiliate transactions; and

  •
  absence and disclaimer of any other representations or warranties made with respect to FelCor or any FelCor subsidiary.

        The representations and warranties of all the parties to the Merger Agreement will expire upon the effective time of the Mergers.

Material Adverse Effect

        Many of the representations of the parties to the Merger Agreement are qualified by a "material adverse effect" standard (that is, they will not be deemed to be untrue or incorrect unless their failure to be true and correct, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect). For the purposes of the Merger Agreement, "material adverse effect" means any event, circumstance, change or effect (a) that prevents or materially impairs the ability of the applicable parties to consummate the Mergers before the Outside Date, or (b) that is material and adverse to the business, assets, properties, liabilities, condition (financial or otherwise) or results of operations of FelCor and FelCor's subsidiaries or RLJ, the Operating Partnership, REIT Merger Sup, Partnership Merger Sub and RLJ's subsidiaries, as applicable, taken as a whole, other than any event, circumstance, change or effect to the extent arising out of or resulting from:

  •
  any failure to meet any projections or forecasts or any decrease in the market price of the party's equity (it being understood and agreed that, subject to the other clauses of this proviso, any event, circumstance, change or effect giving rise to such failure or decrease will be taken into account in determining whether there has been a material adverse effect);

  •
  any events, circumstances, changes or effects that affect the lodging industry generally;

  •
  any changes in the United States or global economy or capital, financial or securities markets generally, including changes in interest or exchange rates or changes in global, national or regional political conditions;

  •
  the commencement, escalation or worsening of a war or armed hostilities or the occurrence of acts of terrorism or sabotage;

  •
  the negotiation, execution or announcement of the Merger Agreement, or the consummation or anticipation of the Mergers or other transactions contemplated thereby, including the impact of any of the foregoing on relationships, contractual or otherwise, with customers, franchisors, managers, suppliers, lenders, investors, future partners or employees;

  •
  the taking of any action expressly required by, or the failure to take any action expressly prohibited by, the Merger Agreement, or the taking of any action at the written request or with the prior written consent of the other party;

  •
  earthquakes, hurricanes or other natural disasters;

  •
  changes in law or GAAP or interpretations or enforcement thereof; or

  •
  any stockholder or derivative litigation arising from allegations of a breach or violation of applicable law relating to the Merger Agreement or transactions contemplated thereby;

which in the case of each of the second, third, fourth and eighth clauses do not disproportionately affect the applicable party and its subsidiaries, taken as a whole, relative to other participants in the lodging industry in the United States, and in the case of the seventh clause, does not disproportionately affect the applicable party and its subsidiaries, taken as a whole, relative to other participants in the lodging industry in the geographic regions in which the party and its subsidiaries operate or own or lease properties.

Conduct of Business by FelCor and FelCor LP Pending the Mergers

        Under the Merger Agreement, FelCor and FelCor LP have agreed that, between the date of the Merger Agreement and the earlier to occur of the effective time of the REIT Merger and the date, if any, on which the Merger Agreement is terminated (the "Interim Period"), they will, and will cause each of the FelCor subsidiaries to, conduct their businesses and operations in the ordinary course and in a manner consistent with past practice in all material respects, and use commercially reasonable efforts to (i) maintain the material assets and properties of FelCor and FelCor subsidiaries in their current condition (normal wear and tear and damage caused by casualty or by any reason outside of FelCor's or FelCor subsidiaries' control excepted), (ii) preserve intact in all material respects their current business organization, goodwill, ongoing businesses and relationships with third parties, (iii) keep available the services of their present officers and key employees and consultants and (iv) maintain, in all material respects, satisfactory relationships with significant customers, franchisors, managers and suppliers and with other persons with whom they have significant business relations.

        FelCor and FelCor LP have also agreed that, during the Interim Period, except to the extent required by law (or as permitted by the Merger Agreement), FelCor and FelCor LP will not, and will not cause or permit any FelCor subsidiary to, do any of the following, unless RLJ agrees in writing (which agreement cannot be unreasonably withheld, subject to certain exceptions):

  •
  amend or propose to amend the organizational documents of FelCor or FelCor LP (or such equivalent organizational or governing documents of any other FelCor subsidiary);

  •
  split, combine, reclassify or subdivide any shares of stock or other voting securities or equity interests of FelCor or any FelCor subsidiary or, except as contemplated by the fourth clause below, issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for its capital stock, other voting securities or equity interests;

  •
  declare, set aside or pay any dividend on or make any other distributions (whether in cash, stock, property or otherwise) with respect to shares of capital stock of FelCor or any FelCor subsidiary or other equity securities or ownership interests in FelCor or any FelCor subsidiary, except:

  •
  the declaration and payment by FelCor of regular quarterly dividends with respect to shares of FelCor Common Stock at a rate not to exceed $0.06 per share of FelCor Common Stock,

  •
  the declaration and payment by FelCor of regular quarterly dividends with respect to shares of FelCor Series A Preferred Stock will be made in accordance with the terms of such FelCor Series A Preferred Stock as set forth in the FelCor charter,

  •
  the declaration and payment of regular distributions that are required to be made in respect of FelCor LP units,

  •
  the declaration and payment of dividends or distributions by any directly or indirectly wholly-owned FelCor subsidiary to its parent entity,

  •
  the declaration and payment of dividends or distributions by any FelCor subsidiary that is not wholly-owned, directly or indirectly, by FelCor, in accordance with the requirements of the organizational documents of such FelCor subsidiary, and

  •
  the payment of accrued dividend equivalent rights upon the vesting of FelCor RSUs;

  •
  redeem, repurchase or otherwise acquire, or offer to redeem, repurchase or otherwise acquire, directly or indirectly, any equity securities of FelCor or a FelCor subsidiary or any securities of FelCor or any FelCor subsidiary;

  •
  issue, deliver, sell, pledge, dispose, encumber or grant any shares of FelCor's or any of FelCor's subsidiaries' voting securities or equity interests, or any options, calls, warrants, convertible securities or other rights of any kind to acquire any equity interests or any other rights issued by FelCor or any FelCor subsidiary; provided, however, that FelCor may issue shares of FelCor Common Stock upon the vesting of any FelCor restricted stock or FelCor RSU;

  •
  grant, confer, award, or modify the terms of any options, convertible securities, restricted stock, phantom shares, equity-based compensation or other rights to acquire, or denominated in, any of FelCor's or any FelCor's subsidiaries' equity interests;

  •
  acquire or agree to acquire any real property, corporation, partnership, limited liability company, other business organization or any division or material amount of assets thereof or any equity interest in or business of any firm, corporation, partnership, company, limited liability company, trust, joint venture, association or other entity or division thereof;

  •
  dispose of or encumber or subject to any lien other than ordinary course leasing activities;

  •
  incur, create or assume any Indebtedness (as defined in the Merger Agreement) for borrowed money or issue or amend the terms of any debt securities or assume, guarantee or endorse, or otherwise become responsible for the Indebtedness of any other person;

  •
  make any loans, advances or capital contributions to, or investments in, any other person or make any change in its existing borrowing or lending arrangements for or on behalf of any of such Persons (as defined in the Merger Agreement);

  •
  renew, modify or amend, terminate (other than through expiration in accordance with its terms), or waive, release, compromise or assign any rights or claims under, any FelCor material contract or major lease;

  •
  enter into or amend any contract if such contract or amendment of a contract would reasonably be expected to prevent or materially impede, interfere with, hinder or delay the consummation of the Mergers;

  •
  enter into or modify any collective bargaining agreement;

  •
  establish, adopt, enter into, amend, or terminate any FelCor pension plan or post-retirement benefit plan or arrangement or otherwise take any action that subjects FelCor or its subsidiaries to material liability for pension or post-retirement benefits;

  •
  waive, release, assign any material rights or claims or make any payment, direct or indirect, of any other liability of FelCor or any FelCor subsidiary, in an amount in excess of $1.0 million, before the same comes due in accordance with its terms, other than in the ordinary course of business and consistent with past practice;

  •
  repay or refinance any material Indebtedness;

  •
  make or commit to make any capital expenditures in excess of $1.0 million individually or $5.0 million in the aggregate with respect to any FelCor property;

  •
  settle or compromise any legal action, investigation, suit or arbitration proceeding, in each case made or pending against FelCor or any of the FelCor subsidiaries other than settlements where the amount paid is less than as agreed upon by the parties;

  •
  hire or terminate (other than for cause) any officer or director of FelCor or any FelCor subsidiary or promote or appoint any person to a position of officer or director of FelCor or any FelCor subsidiary;

  •
  increase, or accelerate, the compensation, perquisites or other benefits payable or to become payable to any current or former directors, employees or other individual service providers of FelCor or any FelCor subsidiary (other than payment of normal year-end bonuses and annual salary increases in the ordinary course consistent with past practice and any established performance criteria);

  •
  establish, adopt, enter into, materially amend or terminate any FelCor benefit plan or employment agreement or arrangement;

  •
  make any material change to its methods of accounting, principles or practices in effect at December 31, 2016, except as required by a change in GAAP (or any interpretation thereof) or in applicable law or fail to maintain all financial books and records in all material respects in accordance with GAAP (or any interpretation thereof);

  •
  enter into any new line of business;

  •
  fail to duly and timely file all material reports and other material documents required to be filed with all governmental authorities and other authorities (including the NYSE), subject to extensions permitted by law;

  •
  enter into, amend or modify any tax protection agreement; make, change or rescind any election relating to taxes; change a material method of tax accounting; file or amend any income tax return or any other material tax return; settle or compromise any material U.S. federal, state, local or foreign income tax liability, audit, claim or assessment or enter into any material closing agreement related to taxes or take any action outside the ordinary course of business that would materially reduce or limit the usage by RLJ or any RLJ subsidiary of any net operating losses (and carryovers thereof) or other material tax attributes of FelCor or its subsidiaries;

  •
  merge or consolidate or adopt a plan of merger, complete or partial liquidation or resolutions providing for or authorizing such merger, liquidation or a dissolution, consolidation, recapitalization or bankruptcy reorganization;

  •
  permit any material insurance policy to terminate or lapse without replacing such policy with comparable coverage or amend or cancel any material insurance policy;

  •
  initiate or consent to any material zoning reclassification of any real property or any other material change to any approved site plan, special use permit, planned development approval or other land use entitlement affecting any FelCor property;

  •
  adopt or approve any budget or operating plan under any joint venture agreement for any period anticipated to relate to any time after the Closing date to the extent such budget or operating plan differs from the budget or operating plan for the prior fiscal year other than to account for inflation and uncontrollable expenses;

  •
  form any new joint ventures;

  •
  amend or modify the compensation terms or any other obligations of FelCor contained in the engagement letter with FelCor's financial advisor in a manner materially adverse to FelCor or RLJ or engage other financial advisors in connection with the transactions contemplated by the Merger Agreement;

  •
  take, or agree to commit to take, any action that would reasonably be expected to result in any of the conditions to the Mergers not being satisfied by the Outside Date;

  •
  take any action that could, or fail to take any action, the failure of which could, reasonably be expected to cause FelCor to fail to qualify as a REIT under the Code or FelCor LP to cease to be treated as a partnership or disregarded entity for U.S. federal income tax purposes; or

  •
  authorize, or enter into any contract, agreement, commitment or arrangement to do any of the foregoing.

Conduct of Business by RLJ and the Operating Partnership Pending the Mergers

        Under the Merger Agreement, RLJ and the Operating Partnership have agreed that during the Interim Period they will, and will cause each of their subsidiaries to, conduct their businesses and operations in the ordinary course and in a manner consistent with past practice in all material respects, and use commercially reasonable efforts (i) maintain the material assets and properties of RLJ and RLJ subsidiaries in their current condition (normal wear and tear and damage caused by casualty or by any reason outside of RLJ's or RLJ subsidiaries' control excepted), (ii) preserve intact in all material respects their current business organization, goodwill, ongoing businesses and relationships with third parties, (iii) keep available the services of its present officers and key employees and consultants and (iv) maintain, in all material respects, satisfactory relationships with significant customers, franchisors, managers and suppliers and with other persons with whom they have significant business relations.

        RLJ and the Operating Partnership have also agreed that, during the Interim Period, except to the extent required by law (or as permitted by the Merger Agreement), RLJ and the Operating Partnership will not, and will not cause or permit any RLJ subsidiary to, do any of the following, unless FelCor agrees in writing:

  •
  amend or propose to amend the organizational documents of RLJ or the Operating Partnership (or such equivalent organizational or governing documents of any other RLJ subsidiary);

  •
  split, combine, reclassify or subdivide any shares of stock or other voting securities or equity interests of RLJ or any RLJ subsidiary or, except as contemplated by the fourth clause below, issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for its capital stock, other voting securities or equity interests;

  •
  declare, set aside or pay any dividend on or make any other distributions (whether in cash, stock, property or otherwise) with respect to shares of capital stock of RLJ or any RLJ subsidiary or other equity securities or ownership interests in RLJ, except:

  •
  the declaration and payment by RLJ of regular quarterly dividends with respect to shares of RLJ Common Shares at a rate not to exceed $0.33 per share of RLJ Common Shares,

  •
  the declaration and payment by RLJ of dividends or distributions made to RLJ by any wholly-owned subsidiary of RLJ, or

  •
  the declaration and payment of dividends or distributions made by any subsidiary of RLJ that is not wholly-owned, directly or indirectly, by RLJ in accordance with the requirements of the organizational documents of such subsidiary;

  •
  redeem, repurchase or otherwise acquire, or offer to redeem, repurchase or otherwise acquire, directly or indirectly, any equity securities of RLJ or an RLJ subsidiary or any securities of RLJ or any RLJ subsidiary;

  •
  issue, deliver, sell, pledge, dispose, encumber or grant any shares of RLJ's or any of RLJ's subsidiaries' capital stock or other voting securities or equity interests, or any options, calls, warrants, convertible securities or other rights of any kind to acquire any equity interests or any other rights issued by RLJ or any RLJ subsidiary; provided, however, that RLJ may issue RLJ Common Shares pursuant to awards under the RLJ equity plans;

  •
  incur, create or assume any Indebtedness for borrowed money or issue or amend the terms of any debt securities or assume, guarantee or endorse, or otherwise become responsible for the Indebtedness of any other person;

  •
  acquire or agree to acquire, any real property, corporation, partnership, limited liability company, other business organization or any division or material amount of assets thereof that would, or would reasonably be expected to, prevent or materially impair the ability of RLJ, REIT Merger Sub or Partnership Merger Sub to consummate the Mergers before the Outside Date;

  •
  enter into or amend any contract if such contract or amendment of a contract would reasonably be expected to prevent or materially impede, interfere with, hinder or delay the consummation of the Mergers;

  •
  fail to duly and timely file all material reports and other material documents required to be filed with all governmental authorities and other authorities (including the NYSE), subject to extensions permitted by law;

  •
  take any action that could, or fail to take any action, the failure of which could, reasonably be expected to cause RLJ to fail to qualify as a REIT under the Code or the Operating Partnership to cease to be treated as a partnership or disregarded entity for U.S. federal income tax purposes;

  •
  take, or agree to commit to take, any action that would reasonably be expected to result in any of the conditions to the Mergers not being satisfied by the Outside Date; or

  •
  authorize, or enter into any contract, agreement, commitment or arrangement to do any of the foregoing.

Agreement to Take Certain Actions and Use Reasonable Best Efforts

        Each of FelCor and RLJ will (and will cause their subsidiaries to) use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other party in doing, all things necessary, proper or advisable under applicable law or pursuant to any contract or agreement to consummate and make effective, as promptly as practicable, the Mergers and the other transactions contemplated by the Merger Agreement, including:

  •
  the taking of all actions necessary to cause the closing conditions in the Merger Agreement, which are described below under the "Conditions to Complete the Mergers" section, to be satisfied;

  •
  the obtaining of all necessary actions or nonactions, waivers, consents and approvals from governmental authorities or other persons necessary in connection with the consummation of the Mergers and the other transaction contemplated by the Merger Agreement and the taking of all reasonable steps as may be necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any governmental authority or other persons necessary in connection with the consummation of the Mergers and the other transactions contemplated by the Merger Agreement;

  •
  the defending of any lawsuits or other legal proceedings, whether judicial or administrative, challenging the Mergers, the Merger Agreement or the consummation of any of the other transactions contemplated by the Merger Agreement, including seeking to have any stay or temporary restraining order entered by any court or other governmental entity vacated or reversed; and

  •
  the execution and delivery of any additional instruments necessary to consummate the transactions contemplated by and to fully carry out the purposes of the Merger Agreement.

Non-Solicitation

        Each of RLJ and FelCor have agreed to cease any existing discussions, negotiations or communications with any person conducted theretofore with respect to any Acquisition Proposal (as defined in the Merger Agreement). The parties will use all reasonable efforts to cause all third parties who have been furnished confidential information regarding either party in connection with the solicitation of or discussions regarding an Acquisition Proposal within the six months prior to the date of the Merger Agreement to promptly return or destroy such information (to the extent that FelCor is entitled to have such information returned or destroyed). Moreover, neither FelCor nor RLJ will release any third party from, or waive any provisions of, any confidentiality or standstill agreement to which it or any of its subsidiaries is a party with respect to any Acquisition Proposal.

Acquisition Proposals; Change in Recommendation

        During the Interim Period, neither FelCor nor RLJ will, and will cause each of their respective subsidiaries, and its officers and directors, managers or equivalent not to, and will use its reasonable best efforts to cause any other representatives of itself or its subsidiaries not to, directly or indirectly:

  •
  solicit, initiate, knowingly encourage or knowingly facilitate any inquiry, discussion, offer or request that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal (provided that the references in the definition of "Acquisition Proposal" to "twenty percent (20%)" will be deemed to be "five percent (5%)" (an "Inquiry"));

  •
  engage in any discussions or negotiations regarding, or furnish to any third party any nonpublic information in connection with, or otherwise cooperate in any way with, or knowingly facilitate in any way any effort by, any third party in connection with, any Acquisition Proposal or Inquiry; or

  •
  approve or recommend an Acquisition Proposal;

  •
  enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, share purchase agreement, asset purchase agreement, share exchange agreement, option agreement or other similar definitive agreement providing for or relating to an Acquisition Proposal; or propose or agree to do any of the foregoing.

        For purposes of the Merger Agreement, "Acquisition Proposal" means, with respect to a party, any proposal or offer, whether in one transaction or a series of related transactions, relating to any of the following:

  •
  merger, consolidation, share exchange, business combination or similar transaction involving such party or any of its subsidiaries or any of its subsidiaries;

  •
  sale, lease, exchange, mortgage, pledge, license, transfer or other disposition, by merger, consolidation, share exchange, business combination or any similar transaction, of any assets of such party or any of its subsidiaries representing 20% or more of the consolidated assets of such party and its subsidiaries, taken as a whole;

  •
  issuance, sale or other disposition by such party or any of its subsidiaries of (including by way of merger, consolidation, share exchange, business combination or any similar transaction) securities (or options, rights or warrants to purchase, or securities convertible into, such securities) representing 20% or more of the votes associated with the outstanding shares of such party;

  •
  tender offer or exchange offer in which any person or "group" (as such term is defined under the Exchange Act) will acquire beneficial ownership (as such term is defined in Rule 13d-3 under the Exchange Act), or the right to acquire beneficial ownership, of 20% or more of the votes associated with the outstanding shares of such party;

  •
  recapitalization, restructuring, liquidation, dissolution or other similar type of transaction with respect to such party in which a third party will acquire beneficial ownership of 20% or more of the outstanding shares of such party; or

  •
  transaction that is similar in form, substance or purpose to any of the foregoing transactions.

        For purposes of the Merger Agreement, the term "Superior Proposal" means a written Acquisition Proposal made by a third party (except for purposes of this definition, the references in the definition of Acquisition Proposal to "20%" are replaced with "50%") which such party's board determines in its good faith judgment (after consultation with its legal and financial advisors and after taking into account all financial, legal, regulatory and any other aspects of the transaction described in such proposal as well as any changes to the financial terms of the Merger Agreement proposed by the other party in response to such proposal or otherwise) to be more favorable to such party and its shareholders (solely in their capacity as such) from a financial point of view than the transactions contemplated by the Merger Agreement.

        At any time prior to obtaining the FelCor Stockholder Approval and RLJ Shareholder Approval, as applicable, FelCor or RLJ, as applicable, may, in response to an unsolicited bona fide written Acquisition Proposal by a third party received after the date of the Merger Agreement (that did not result from a breach of the Merger Agreement):

  •
  furnish non-public information to such third party, and

  •
  engage in discussions or negotiations with such third party with respect to the Acquisition Proposal if, (i) the FelCor Board or the RLJ Board, as the case may be, determines in good faith, after consultation with its financial and legal advisors, that such Acquisition Proposal constitutes, or could reasonably be expected to lead to, a Superior Proposal, and (ii) the FelCor Board or the RLJ Board, as the case may be, determines in good faith, after consultation with legal counsel, that failure to take such action would be reasonably likely to be inconsistent with the duties of its directors or trustees under applicable law; provided, that such Acquisition Proposal was not solicited in violation of the Merger Agreement.

        FelCor and RLJ will notify the other party promptly after receipt of any Acquisition Proposal or any request for non-public information relating to such party or any of its subsidiaries by any third party, or any Inquiry (as defined in the Merger Agreement) from any person seeking to have discussions or negotiations with such party relating to a possible Acquisition Proposal. Such notice will be made orally and confirmed in writing, and will indicate the identity of the third party making the Acquisition Proposal or Inquiry and the material terms and conditions of any Inquiries, proposals or offers. FelCor and RLJ will also promptly notify the other, orally and in writing, if it enters into discussions or negotiations concerning any Acquisition Proposal or provides non-public information or data to any person and keep the other party informed of the status and terms of any such proposals, offers, discussions or negotiations on a current basis, including by providing a copy of all material documentation or correspondence relating thereto.

        Neither the FelCor Board nor the RLJ Board nor any committee thereof, will:

  •
  withhold, withdraw, qualify or modify, in a manner adverse to FelCor, on the one hand, or RLJ on the other hand, the FelCor Board's recommendation that the FelCor common stockholders vote in favor of the REIT Merger (the "FelCor Recommendation") or the RLJ Board's recommendation that the RLJ shareholders vote in favor of the RLJ Share Issuance Proposal (the "RLJ Recommendation"), as the case may be;

  •
  approve, adopt or recommend (or publicly propose to approve, adopt or recommend) any Acquisition Proposal;

  •
  fail to include the FelCor Recommendation or the RLJ Recommendation, as the case may be, in the joint proxy statement or any Schedule 14D-9, as applicable;

  •
  fail to publicly recommend against any Acquisition Proposal within 10 business days of the request of the other party, and reaffirm the FelCor Recommendation or the RLJ Recommendation, as applicable, within 10 business days of the request of the other party (any of the actions described in the first, second, or third bullet above this fourth bullet an "Adverse Recommendation Change"); or

  •
  approve, adopt, declare advisable or recommend (or agree to, resolve or propose to approve, adopt, declare advisable or recommend), or cause or permit FelCor or RLJ, as applicable, to enter into any Alternative Acquisition Agreement.

        At any time prior to obtaining the FelCor Stockholder Approval, the FelCor Board will be permitted to, and at any time prior to obtaining the RLJ Shareholder Approval, the RLJ Board will be permitted to:

  •
  terminate the Merger Agreement to enter into a definitive agreement, including an Alternative Acquisition Agreement, with respect to a Superior Proposal, if such board (i) has received an Acquisition Proposal that, in the good faith determination of such board, after consultation with its financial and legal advisors, constitutes, a Superior Proposal, after having complied with, and giving effect to all of the adjustments which may be offered by the other party, and (ii) determines in good faith, after consultation with its financial and legal advisors, that failure to take such action would be inconsistent with the directors' or trustees' duties, as applicable, under applicable law; or

  •
  effect an Adverse Recommendation Change if, after the date of the Merger Agreement FelCor or RLJ, as applicable, receives an unsolicited bona fide written Acquisition Proposal by a third party and that such board determines in good faith, after consultation with its financial and legal advisors, that such Acquisition Proposal constitutes, or could reasonably be expected to lead to, a Superior Proposal, and such board determines in good faith, after consultation with its financial and legal advisors, that failure to take such action would be inconsistent with the directors' or trustees' duties, as applicable, duties under applicable law.

        Except in connection with an Acquisition Proposal, neither the FelCor Board nor the RLJ Board will be entitled to terminate the Merger Agreement or effect an Adverse Recommendation Change unless:

  •
  FelCor or RLJ, as the case may be, has provided written notice (a "Notice of Superior Proposal") to the other party that it intends to take such action and describes the material terms and conditions of, and attaches a complete copy of, the Superior Proposal that is the basis of such action, and identifies the third party making such Superior Proposal;

  •
  following receipt of the Notice of Superior Proposal, as the case may be, the other party will, negotiate with the receiving party in good faith to make such adjustments in the terms and conditions of the Merger Agreement so that such Superior Proposal ceases to constitute a Superior Proposal; and

  •
  following the end of the five business day period, the FelCor Board or the RLJ Board, as the case may be, will have determined in good faith, after consultation with its financial and legal advisors, that the Superior Proposal giving rise to the Notice of Superior Proposal continues to constitute a Superior Proposal.

Shareholder Meetings

        Under the Merger Agreement, each of RLJ and FelCor are required to prepare and cause to be filed with the SEC this joint proxy statement/prospectus, and as promptly as practicable after the Form S-4 is declared effective by the SEC, each of RLJ and FelCor must use its reasonable best efforts to cause this joint proxy statement/prospectus to be mailed to its shareholders or stockholders, as applicable, as promptly as practicable after the Form S-4 is declared effective by the SEC. Each party is also required to, as promptly as reasonably practicable following the date of the Merger Agreement, establish a record date for, duly call, give notice of, convene and hold a meeting of its stockholders or shareholders, as applicable, for the purpose of seeking FelCor Stockholder Approval and RLJ Shareholder Approval. Each board will use its reasonable best efforts to obtain such approvals, except to the extent that such board will have made an Adverse Recommendation Change.

Shareholder Votes

        FelCor Stockholder Approval is required to effect the REIT Merger. RLJ Shareholder Approval is required to issue the RLJ Common Shares to the FelCor common stockholders in connection with the REIT Merger.

Directors' and Officers' Indemnification and Insurance

        The Merger Agreement provides that, from and after the effective time of the Mergers, RLJ will indemnify all present and former directors, officers, employees, partners, members, and trustees of FelCor and its subsidiaries to the extent a claim, action, suit, proceeding or investigation arises out of or pertains to (i) any action or omission or alleged action or omission in such person's capacity as a director, officer, partner, member, trustee or employee of FelCor or any of its subsidiaries or (ii) the Merger Agreement or transactions contemplated thereby.

        In addition, FelCor or the surviving entity of the REIT Merger will obtain and maintain for a period of six years from and after the effective time of the REIT Merger "run-off" or "tail" director and officer liability coverage for the benefit of the directors and officers of FelCor and its subsidiaries, without reduction of existing coverage under, and having terms not less favorable to the insured persons, than the director and officer liability insurance coverage presently maintained by FelCor.

        Further, all rights to exculpation and indemnification existing in favor of the present and former directors, officers, employees, partners, members, and trustees of FelCor and its subsidiaries in the organizational documents of such entities or in any indemnification agreement with FelCor or a FelCor subsidiary will survive the Mergers and remain in full force and effect.

Certain Other Covenants

        The Merger Agreement contains certain other covenants of FelCor and RLJ relating to, among other things:

  •
  affording each party reasonable access to the other parties' respective properties, offices, books, contracts, commitments, personnel and records during the Interim Period;

  •
  consultation regarding any press releases or other public statements with respect to the Mergers or the other transactions contemplated by the Merger Agreement;

  •
  certain employee benefit matters;

  •
  the preparation, execution and filing of returns, questionnaires or other documents regarding transfer taxes;

  •
  FelCor's cooperation with RLJ's third party debt financing or public offering;

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  FelCor LP's reasonable best efforts, if requested by RLJ and as soon as reasonably practicable after the date of the Merger Agreement, to commence a consent solicitation with respect to any or all of FelCor LP's outstanding senior notes; and

  •
  the opportunity for FelCor to participate in the defense or settlement of any shareholder litigation against RLJ or their respective directors relating to the Mergers and the other transactions contemplated by the Merger Agreement.

Conditions to Complete the Mergers

        The obligations of each of party to effect the Mergers and consummate the other transaction contemplated by the Merger Agreement are subject to the satisfaction or waiver (to the extent permitted by law) of the following conditions:

  •
  each of the RLJ Shareholder Approval and the FelCor Stockholder Approval having been obtained;

  •
  no governmental authority in the United States will have enacted, issued, promulgated, enforced or entered any law or order (whether temporary, preliminary or permanent) which is then in effect and has the effect of making either of the Mergers illegal or otherwise preventing or prohibiting consummation of either of the Mergers;

  •
  the registration statement on Form S-4 will have become effective under the Securities Act, and no stop order suspending the effectiveness of the Form S-4 will have been issued and no proceedings for that purpose will have been initiated or be threatened by the SEC that has not been withdrawn; and

  •
  the approval for listing on the NYSE of the RLJ Common Shares to be issued in the REIT Merger.

        The obligations of RLJ, the Operating Partnership, REIT Merger Sub and Partnership Merger Sub to complete the Mergers and the other transactions contemplated by the Merger Agreement are further subject to the satisfaction or waiver of the following conditions:

  •
  each of (i) the representations and warranties of FelCor and FelCor LP regarding organization, qualification, capital structure, authority, opinion of financial advisor, the vote required to approve the REIT Merger and no brokers as set forth in the Merger Agreement, must be true and correct in all material respects as of the date of the Merger Agreement and as of the effective time of the Partnership Merger, as though made on and as such effective time; and (ii) the other representations and warranties of FelCor and FelCor LP set forth in the Merger Agreement must be true and correct as of the effective time of the Partnership Merger, as though made on and as of such effective time, except (x) that the accuracy of such representations and warranties that by their terms speak as of the date of the Merger Agreement or some other date will be determined as of such date and not as of the Closing date, and (y) where any such failure of the representations and warranties to be true and correct would not, individually or in the aggregate, have a material adverse effect on FelCor or FelCor LP (without giving effect to any "materiality" or "material adverse effect" qualifications contained therein);

  •
  FelCor having performed in all material respects all agreements and covenants required to be performed by it under the Merger Agreement on or prior to the Closing date;

  •
  FelCor shall have delivered to RLJ an officer's certificate, as of the Closing date, certifying to the effect that the conditions in the foregoing two bullets have been satisfied;

  •
  absence of any event, circumstance or occurrence arising after the date of the Merger Agreement that, individually or in the aggregate, constitutes or would reasonably be expected to result in a material adverse effect on FelCor or FelCor LP; and

  •
  RLJ having received opinions, each dated as of the REIT Merger effective time, from Polsinelli PC (or other counsel reasonably acceptable to RLJ) with respect to the qualification of FelCor as a REIT under the Code and from Hogan Lovells US LLP with respect to RLJ continuing to qualify as a REIT for the year that includes the effective time of the REIT Merger.

        The obligations of FelCor and FelCor LP to complete the Mergers and the other transactions contemplated by the Merger Agreement are further subject to the satisfaction or waiver of the following conditions:

  •
  each of (i) the representations and warranties of RLJ, the Operating Partnership, Partnership Merger Sub and REIT Merger Sub regarding organization, qualification, capitalization, authority and enforceability and no brokers, as set forth in the Merger Agreement must be true and correct in all material respects as of the date of the Merger Agreement and as of the effective time of the Partnership Merger, as though made on and as such effective time; and (ii) the other representations and warranties of RLJ, the Operating Partnership, Partnership Merger Sub and REIT Merger Sub set forth in the Merger Agreement must be true and correct as of the effective time of the Partnership Merger, as though made on and as of such effective time, except (x) that the accuracy of such representations and warranties that by their terms speak as of the date of the Merger Agreement or some other date will be determined as of such date and not as of the Closing date, and (y) where any such failure of the representations and warranties to be true and correct would not, individually or in the aggregate, have a material adverse effect on RLJ, the Operating Partnership, Partnership Merger Sub and REIT Merger Sub (without giving effect to any "materiality" or "material adverse effect" qualifications contained therein);

  •
  RLJ, the Operating Partnership, Partnership Merger Sub and REIT Merger Sub having performed in all material respects all agreements and covenants required to be performed by it under the Merger Agreement on or prior to the Closing date;

  •
  RLJ shall have delivered to FelCor an officer's certificate, as of the Closing date, certifying to the effect that the conditions in the foregoing two bullets have been satisfied;

  •
  absence of any event, circumstance or occurrence arising after the date of the Merger Agreement that, individually or in the aggregate, constitutes or would reasonably be expected to result in a material adverse effect on RLJ, the Operating Partnership, Partnership Merger Sub or REIT Merger Sub; and

  •
  FelCor having received an opinion, dated as of the REIT Merger effective time, from Hogan Lovells US LLP (or other counsel reasonably acceptable to FelCor) with respect to the qualification of RLJ as a REIT under the Code.

Termination of the Merger Agreement

Termination by Mutual Agreement

        RLJ and FelCor may agree by mutual written consent to terminate the Merger Agreement and to abandon the Mergers and the other transactions contemplated thereby prior to the effective time of the Mergers.

Termination by Either RLJ or FelCor

        In addition, either RLJ or FelCor may terminate the Merger Agreement and abandon the Mergers and the other transactions contemplated by the Merger Agreement:

  •
  if the Mergers have not been consummated before the Outside Date, provided that a party may not terminate the Merger Agreement as described in this bullet, if the failure of such party to perform any of its obligations under the Merger Agreement has been a principal cause of, or resulted in, the failure of the Mergers to be consummated on or before such date;

  •
  if any judgment, injunction, order, decree, ruling or action by any governmental authority of competent jurisdiction permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by the Merger Agreement becomes final and nonappealable, provided that a party may not terminate the Merger Agreement as described in this bullet if the issuance of such nonappealable order was primarily due to the failure of such party to perform any of its obligations under the Merger Agreement; or

  •
  if the FelCor Stockholder Approval or the RLJ Shareholder Approval has not been obtained at a duly held FelCor stockholder meeting or RLJ shareholder meeting, as applicable, or at any adjournment or postponement thereof at which the Merger Agreement and the transactions contemplated thereby have been voted upon, provided, however, that the right to terminate the Merger Agreement pursuant to this bullet will not be available to a party if the failure to obtain such party's respective approval was primarily due to such party's failure to perform any of its obligations under the Merger Agreement.

Termination by FelCor

        FelCor may also terminate the Merger Agreement:

  •
  if RLJ, REIT Merger Sub or Partnership Merger Sub has breached or failed to perform in any material respect any of its representations, warranties, covenants or other agreements set forth in the Merger Agreement, which breach or failure to perform would, or would reasonably be expected to, result in a failure of FelCor's obligation to complete the Mergers as described above under the "Conditions to Complete the Mergers" section and cannot be cured on or before the Outside Date or, if curable, is not cured within 60 days of receipt by RLJ of written notice of such breach or failure, provided that FelCor may not terminate as described in this bullet if FelCor or FelCor LP are then in breach of any of their respective representations, warranties, covenants or agreements set forth in the Merger Agreement such that the conditions to RLJ's obligation to complete the Mergers as described above under the "Conditions to Complete the Mergers" section would not be satisfied;

  •
  if, prior to the receipt of FelCor Stockholder Approval, the FelCor Board has determined to enter into an Alternative Acquisition Agreement with respect to a Superior Proposal to the extent permitted by the Merger Agreement, and FelCor pays RLJ the termination fee of $39 million and enters into the Alternative Acquisition Agreement with respect to such Superior Proposal; or

  •
  if the RLJ Board has made an Adverse Recommendation Change, or RLJ enters into an Alternative Acquisition Agreement.

Termination by RLJ

        RLJ may also terminate the Merger Agreement:

  •
  if FelCor has breached or failed to perform in any material respect any of its representations, warranties, covenants or other agreements set forth in the Merger Agreement, which breach or failure to perform would, or would reasonably be expected to, result in a failure of RLJ's obligation to complete the Mergers described above under the "Conditions to Complete the Mergers" section and cannot be cured on or before the Outside Date or, if curable, is not cured within 60 days of receipt by FelCor of written notice of such breach or failure, provided that RLJ may not terminate as described in this bullet if RLJ, REIT Merger Sub or Partnership Merger Sub are then in breach of any of their respective representations, warranties, covenants or agreements set forth in the Merger Agreement such that the conditions to FelCor's obligation to complete the merger described above under the "Conditions to Complete the Mergers" section would not be satisfied;

  •
  if, prior to the receipt of RLJ Shareholder Approval in connection with the REIT Merger, the RLJ Board has determined to enter into an Alternative Acquisition Agreement with respect to a Superior Proposal to the extent permitted by the Merger Agreement, and RLJ pays FelCor the termination fee of $95 million and enters into the Alternative Acquisition Agreement with respect to such Superior Proposal; or

  •
  if, the FelCor Board will have made an Adverse Recommendation Change, or FelCor enters into an Alternative Acquisition Agreement.

Termination Fees and Expenses

        Except as agreed in writing by the parties or as described below, all out-of-pocket costs and expenses incurred in connection with the Merger Agreement and the transactions contemplated by the Merger Agreement will be paid by the party incurring the cost or expense whether or not the Mergers close.

Termination Fee and Expense Amount Payable by FelCor

        FelCor has agreed to pay to RLJ a $39 million termination fee, if:

  •
  the Merger Agreement is terminated by FelCor due to the FelCor Board's determination to enter into an Alternative Acquisition Agreement with respect to a Superior Proposal to the extent permitted by the Merger Agreement and FelCor enters into the Alternative Acquisition Agreement with respect to such Superior Proposal;

  •
  either FelCor or RLJ terminates the Merger Agreement due to the failure of (i) the Partnership Merger to have occurred prior to the Outside Date as a result of the failure to obtain the FelCor Stockholder Approval or (ii) the FelCor common stockholders to approve the REIT Merger, and in either case, FelCor (a) receives or has received an Acquisition Proposal, which proposal has been publicly announced and has not been withdrawn either (I) at or prior to the time of the FelCor stockholder meeting or (II) otherwise prior to the termination of the Merger Agreement, and (b) within 12 months after the termination of the Merger Agreement, consummates a transaction regarding, or executes an Alternative Acquisition Agreement which is later consummated with respect to, any Acquisition Proposal;

  •
  RLJ terminates the Merger Agreement due to FelCor's breach or failure to perform in any material respect any of its representations, warranties, covenants or other agreements in accordance with the first bullet above in "Termination by RLJ," and FelCor (i) receives or has received an Acquisition Proposal, which proposal has been publicly announced and has not been withdrawn prior to the termination of the Merger Agreement, and (ii) within twelve months after the termination of the Merger Agreement, consummates a transaction regarding, or executes a definitive agreement which is later consummated with respect to, any Acquisition Proposal.

  •
  RLJ terminates the Merger Agreement due to the FelCor Board's Adverse Recommendation Change;

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  RLJ or FelCor terminates the Merger Agreement due to the failure to obtain the FelCor Stockholder Approval following the FelCor Board's Adverse Recommendation Change; or

  •
  RLJ terminates the Merger Agreement due to FelCor entering into an Alternative Acquisition Agreement.

        FelCor will pay to RLJ a $20 million expense amount if (i) either RLJ or FelCor terminates the Merger Agreement due to the failure to obtain the FelCor Stockholder Approval or (ii) RLJ terminates the Merger Agreement due to FelCor's breach or failure to perform in any material respect any of its representations, warranties, covenants or other agreements in accordance with the first bullet above in "Termination by RLJ." Payment of the $20 million expense amount, if required, will be credited toward the amount due under any subsequent obligation to pay the termination fee.

Termination Fee and Expenses Payable by RLJ

        RLJ has agreed to pay to FelCor a $95 million termination fee, if:

  •
  the Merger Agreement is terminated by RLJ due to the RLJ Board's determination to enter into an Alternative Acquisition Agreement with respect to a Superior Proposal to the extent permitted by the Merger Agreement and RLJ enters into the Alternative Acquisition Agreement with respect to such Superior Proposal;

  •
  either RLJ or FelCor terminates the Merger Agreement due to the failure of (i) the Partnership Merger to have occurred prior to the Outside Date as a result of the failure to obtain the RLJ Shareholder Approval or (ii) the RLJ shareholders to approve the RLJ Share Issuance, and in either case, RLJ (a) receives or has received an Acquisition Proposal, which proposal has been publicly announced and has not been withdrawn either (I) at or prior to the time of the RLJ shareholder meeting or (II) otherwise prior to the termination of the Merger Agreement, and (b) within 12 months after the termination of the Merger Agreement, consummates a transaction regarding, or executes an Alternative Acquisition Agreement which is later consummated with respect to, any Acquisition Proposal;

  •
  FelCor terminates the Merger Agreement due to a breach or failure to perform, in any material respect, by RLJ, REIT Merger Sub or Partnership Merger Sub, of its representations, warranties, covenants or other agreements in accordance with the first bullet above in "Termination by FelCor," and RLJ (i) receives or has received an Acquisition Proposal, which proposal has been publicly announced and has not been withdrawn prior to the termination of the Merger Agreement, and (ii) within 12 months after the termination of the Merger Agreement, consummates a transaction regarding, or executes a definitive agreement which is later consummated with respect to, any Acquisition Proposal.

  •
  FelCor terminates the Merger Agreement due to the RLJ Board's Adverse Recommendation Change;

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  RLJ or FelCor terminates the Merger Agreement due to the failure to obtain the RLJ Shareholder Approval following the RLJ Board's Adverse Recommendation Change; or

  •
  FelCor terminates the Merger Agreement due to RLJ entering into an Alternative Acquisition Agreement.

        RLJ will pay to FelCor a $20 million expense amount if (i) either FelCor or RLJ terminates the Merger Agreement due to the failure of the RLJ shareholders to approve the RLJ Share Issuance or (ii) FelCor terminates the Merger Agreement due to a breach or failure to perform, in any material respect, by RLJ, REIT Merger Sub or Partnership Merger Sub, of its representations, warranties, covenants or other agreements in accordance with the first bullet above in "Termination by FelCor." Payment of the $20 million expense amount, if required, will be credited toward the amount due under any subsequent obligation to pay the termination fee.

Amendment and Waiver

        The Merger Agreement may be amended in writing by the parties to the Merger Agreement at any time before or after the FelCor Stockholder Approval and prior to the effective time of the REIT Merger. After the FelCor Stockholder Approval is obtained, no such amendment, modification or supplement will (i) change the amount or form of consideration to be delivered to the FelCor stockholders, (ii) require further FelCor common stockholder approval, or (iii) not be permitted under applicable law.

        At any time prior to the effective time of the REIT Merger, any party to the Merger Agreement may waive the other party's compliance with certain provisions of the Merger Agreement.

Specific Performance

        Each of the parties to the Merger Agreement will be entitled to seek an injunction or injunctions to prevent breaches of the Merger Agreement and to enforce specifically the terms and provisions of the Merger Agreement in addition to any and all other remedies at law or in equity to which each is entitled.

THE VOTING AGREEMENTS

        On April 23, 2017, RLJ entered into a voting agreement with each of the FelCor Executives. Collectively, the FelCor Executives beneficially own approximately 1.0% of the outstanding shares of FelCor Common Stock.

        On April 23, 2017, FelCor entered into a voting agreement with each of the RLJ Executives. Collectively, the RLJ Executives beneficially own approximately 1.4% of the outstanding shares of RLJ Common Shares.

        Each of the FelCor Executives and the RLJ Executives, (collectively, the "Executives") has executed the respective voting agreement solely in his or her capacity as an RLJ shareholder or a FelCor common stockholder, as applicable, and not in his or her capacity as a director, trustee, officer or fiduciary of either company. Without limiting the foregoing, nothing in the voting agreements will restrict, limit or affect (or require the Executives to attempt to restrict, limit or affect) in any respect any actions taken by the Executives or each of his or her designees or representatives who are a director, trustee, officer or fiduciary of either company in his or her capacity as a director, trustee, officer.

        The following is a summary of the material terms of the voting agreements. This summary does not purport to be complete and may not contain all of the information about the voting agreements that is important to you. The summary of the material terms of the voting agreements below and elsewhere in this joint proxy statement/prospectus is qualified in its entirety by reference to the voting agreements, a form of which is attached as an annex to this joint proxy statement/prospectus and incorporated by reference herein.

Agreement to Vote

        Each Executive has agreed that, during the period from the date of the Merger Agreement through the earliest to occur of (i) the requisite approvals of the REIT Merger Proposal, at the FelCor special meeting, and the RLJ Share Issuance Proposal, at the RLJ special meeting, have been obtained, as applicable, (ii) the date on which the Merger Agreement is terminated according to its terms or (iii) the termination of the applicable voting agreement by written mutual consent (the "Expiration Time"), such Executive will:

  •
  at every meeting of the RLJ shareholders or FelCor stockholders, as applicable, called with respect to any of the following matters, and at every adjournment or postponement thereof, and on every action or approval by written consent of the RLJ shareholders or FelCor stockholders, as applicable, with respect to any of the following matters, the RLJ shareholders or FelCor stockholders, as applicable, will cause the holder of record on any applicable record date to (including via proxy), vote 100% of such Executive's RLJ Common Shares or FelCor Common Stock, as applicable:

  •
  (i) in favor of the RLJ Share Issuance Proposal or the REIT Merger Proposal, as applicable; and

  •
  (ii) against (a) any Acquisition Proposal for RLJ or FelCor, as applicable, (b) any action or agreement that would reasonably be expected to result in any condition to the consummation of the Mergers as set forth in the Merger Agreement not being fulfilled, and (c) any action which could reasonably be expected to impede, interfere with, materially delay, materially postpone or mater ally adversely affect consummation of the transactions contemplated by the Merger Agreement.

  •
  on every action or approval by written consent of the partners of the Operating Partnership or FelCor LP, as applicable, with respect to any of the following matters, and at every meeting of the partners of the Operating Partnership or FelCor LP, as applicable, called with respect to any of the following matters, and at every adjournment or postponement thereof, the RLJ shareholder or FelCor stockholder will, or will cause the holder of record on any applicable record date to (including via proxy), vote the Operating Partnership Common Units or the FelCor LP Common Units (together, with the RLJ Common Shares and FelCor Common Stock, the "subject securities"), as applicable:

    •
    (i) in favor of the Partnership Merger; and

    •
    (ii) in favor of any amendment to the applicable partnership agreement proposed to facilitate the Partnership Merger or the other transactions contemplated by the Merger Agreement; and

    •
    (iii) against (a) any action or agreement that would reasonably be expected to result in any condition to the consummation of the Mergers as set forth in the Merger Agreement not being fulfilled, and (b) any action which could reasonably be expected to impede, interfere with, materially delay, materially postpone or materially adversely affect consummation of the transactions contemplated by the Merger Agreement.

        In addition, each Executive has also appointed each of RLJ and FelCor, as applicable, during the period from the date of the Merger Agreement through the Expiration Time as his or her attorney-in-fact and irrevocable proxy, with full power of substitution and resubstitution, to the fullest extent of the Executive's rights with respect to the subject securities, to vote the subject securities solely with respect to the matters set forth in the first and second primary bullets above; provided, however, that such irrevocable proxy is effective only if the Executive fails to be counted as present, to consent or to vote the subject securities.

Transfer Restrictions

        The Executives have agreed to certain restrictions on the transfer of the subject shares. Each Executive has agreed that, during the period from the date of the Merger Agreement through the Expiration Time, he or she will not, directly or indirectly:

  •
  transfer any subject securities; or

  •
  deposit any subject securities into a voting trust or enter into a voting agreement or arrangement with respect to such subject securities or grant any proxy or power of attorney with respect thereto;

        Notwithstanding the transfer restrictions describe above, nothing in the voting agreements will prevent:

  •
  the transfer of any subject securities in accordance with applicable law; or

  •
  subject to the Executive remaining in compliance with the voting agreement, the transfer of subject securities to (x) an affiliate of the Executive or (y) to any member of the Executive's immediately family or to a trust for the benefit of the Executive or any member of the Executive's immediately family, so long as such affiliate or other permitted transferee, in connection with such transfer, executes a joinder to the voting agreement.

Termination

        Each voting agreement will terminate and have no further force or effect immediately following the Expiration Time.

 MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES

I.     Material United States Federal Income Tax Consequences—the Mergers

        The following is a summary of the material United States federal income tax consequences of the Mergers to holders of FelCor Common Stock whose shares of FelCor Common Stock are surrendered in the Mergers in exchange for the merger consideration pursuant to the Merger Agreement and who hold their stock as a capital asset within the meaning of Section 1221 of the Code. The summary is based on the Code, Treasury regulations issued under the Code, and administrative and judicial interpretations thereof, each as in effect as of the date of this joint proxy statement/prospectus, all of which are subject to change at any time, possibly with retroactive effect. We have not requested, and do not plan to request, any rulings from the Internal Revenue Service ("IRS") relating to this transaction concerning our tax treatment or the federal income tax consequences of the merger, and the statements in this proxy are not binding on the IRS or any court. As a result, neither RLJ nor FelCor can assure you that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences set forth below.

        For purposes of this discussion, the term "U.S. shareholder" means a beneficial owner of FelCor Common Stock that is, for United States federal income tax purposes:

  •
  a citizen or resident of the United States;

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  a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized under the laws of the United States or any of its political subdivisions;

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  a trust that (i) is subject to the supervision of a court within the United States and the control of one or more United States persons or (ii) has a valid election in effect under applicable United States Treasury regulations to be treated as a United States person; or

  •
  an estate that is subject to United States federal income tax on its income regardless of its source.

        For purposes of this discussion, a "non-U.S. shareholder" means a beneficial owner of FelCor Common Stock that is, for United States federal income tax purposes, an individual, corporation, estate or trust and is not a U.S. shareholder as described above.

        This summary does not describe all of the tax consequences of the Mergers that may be applicable to holders of FelCor Common Stock who are subject to special treatment under United States federal income tax law (including, for example, financial institutions, dealers in securities, insurance companies or tax-exempt entities, shareholders who acquired FelCor Common Stock pursuant to the exercise of an employee stock option or right or otherwise as compensation, partnerships or other pass-through entities (and persons holding FelCor Common Stock through a partnership or other pass-through entity), broker-dealers, regulated investment companies, REITs, certain expatriates, United States persons that have a functional currency other than the United States dollar, persons subject to the alternative minimum tax, persons subject to the Medicare contribution tax on net investment income, and shareholders who hold FelCor Common Stock as part of a hedge, straddle, conversion, constructive sale or other integrated transaction). In addition, this discussion does not describe the tax consequences of the Mergers that may be applicable to a non-U.S. shareholder who:

  •
  has held more than 10% of FelCor Common Stock at any time during the five-year period ending on the date of the date of the Mergers; or

  •
  is a "qualified shareholder" as defined in Section 897(k)(3)(A) of the Code for purposes of the Foreign Investment Real Property Tax Act of 1980 ("FIRPTA"), which describes certain partnerships and other collective investment vehicles that satisfy various recordkeeping, administrative and other requirements.

        Except to the extent specifically discussed below, this summary does not address the tax consequences of any transaction other than the Mergers. Also, this summary does not address United States federal income tax considerations applicable to holders of options or warrants to purchase FelCor Common Stock, holders of debt instruments convertible into FelCor Common Stock or holders of FelCor Series A Preferred Stock. In addition, no information is provided with respect to the tax consequences of the Mergers under applicable state, local or non-United States laws or United States federal tax laws other than federal income tax laws.

        If a partnership holds RLJ Common Shares or FelCor Common Stock, the tax treatment of a partner will generally depend on the status of the partners and the activities of the partnership. If a shareholder or stockholder is a partner in a partnership holding RLJ Common Shares or FelCor Common Stock, the shareholder or stockholder, as applicable, should consult its tax advisors.

        This summary of United States federal income tax consequences is for general information purposes only and is not intended to constitute a complete description of all tax consequences relating to the Mergers. We urge you to consult with your tax advisor regarding the applicability to you of the rules discussed above and the particular tax effects to you of the Mergers, including the application of state, local and foreign tax laws.

Consequences to FelCor of the Mergers

        For U.S. federal income tax purposes, RLJ and FelCor will treat the Mergers as if FelCor had sold all of its assets to REIT Merger Sub in exchange for the RLJ Common Shares, RLJ Series A Preferred Shares, cash and the assumption of FelCor's liabilities in a fully taxable transaction and then made a liquidating distribution of the RLJ Common Shares to the FelCor common stockholders in exchange for the outstanding FelCor Common Stock. As a REIT, FelCor is generally entitled to receive a deduction for liquidating distributions, and it anticipates that its deemed liquidating distribution together with its net operating loss carry-forwards will exceed its taxable income recognized as a result of the Mergers (together with any other undistributed taxable income recognized in the taxable year of the Mergers). Accordingly, FelCor anticipates that it will not be subject to United States federal income tax on any gain recognized in connection with the Mergers and the other transactions contemplated by the Merger Agreement.

Consequences of the Mergers to U.S. Shareholders

        General.    For FelCor common stockholders, the Mergers will be treated as a taxable sale for U.S. federal income tax purposes by you of your FelCor Common Stock in exchange for the merger consideration. As a result, U.S. shareholders will recognize gain or loss equal to the difference, if any, between the fair market value of RLJ Common Shares plus the amount of any cash received in the REIT Merger for fractional shares and the shareholder's adjusted tax basis in the FelCor Common Stock exchanged. Because the REIT Merger consideration to be given to holders of FelCor Common Stock consists solely of RLJ Common Shares (other than cash received in the REIT Merger for fractional shares), holders of FelCor Common Stock may need to sell shares of RLJ Common Shares received in the REIT Merger, or raise cash from other sources, to pay any tax obligations resulting from the REIT Merger.

        Generally, any gain or loss recognized should be capital gain or loss and will constitute long-term capital gain or loss if you have held the FelCor Common Stock for more than one year as of the effective time of the merger. An individual U.S. shareholder will be subject to tax on net capital gain at a maximum U.S. federal income tax rate of 20%. Capital gains of corporate U.S. shareholders generally are taxable at the regular tax rates applicable to corporations. The deductibility of a capital loss recognized in the exchange is subject to limitation. If you hold blocks of shares of FelCor Common

Stock which were acquired separately at different times or prices, you must separately calculate your gain or loss for each block of shares.

        Special Rule for U.S. Shareholders Who Have Held Shares Less than Six Months.    A U.S. shareholder who has held FelCor Common Stock for less than six months at the effective time of the Mergers, taking into account certain holding period rules, and who recognizes a loss on the exchange of shares of FelCor Common Stock for RLJ Common Shares in the Mergers, will be treated as recognizing a long-term capital loss to the extent of any capital gain dividends received from FelCor, or such holder's share of any designated retained capital gains, with respect to those shares.

Consequences of the Mergers to Non-U.S. Shareholders

        General.    A non-U.S. shareholder's gain or loss from the Mergers will be determined in the same manner as that of a U.S. shareholder. Subject to the discussion of backup withholding described below, a non-U.S. shareholder generally will not be subject to U.S. federal income tax on the merger consideration received unless: (1) such non-U.S. shareholder's shares of FelCor Common Stock are treated as being effectively connected with its U.S. trade or business (and, if a tax treaty applies, is attributable to a U.S. permanent establishment by the non-U.S. shareholder); or (2) such non-U.S. shareholder is a nonresident alien individual who is present in the United States for 183 days or more during the calendar year and certain other conditions are met; (3) such non-U.S. shareholder held more than 10% of FelCor Common Stock at any time during the five-year period ending on the date of the date of the Mergers; or (4) such non-U.S. shareholder is a "qualified shareholder" as defined in Section 897(k)(3)(A) of the Code.

        A non-U.S. shareholder whose gain is effectively connected with the conduct of trade or business in the United States will be subject to United States federal income tax on such gain on a net basis in the same manner as a U.S. shareholder. In addition, a non-U.S. shareholder that is a corporation may be subject to the 30% branch profits tax (or lower applicable treaty rate) on such effectively connected gain.

        If the non-U.S. shareholder is an individual who has been present in the U.S. for 183 days or more during the taxable year of disposition and certain other conditions are satisfied, that shareholder will be subject to a 30% tax on the shareholder's capital gains, which may be offset by U.S.-source capital losses. In addition, the non-U.S. shareholder may be subject to applicable alternative minimum taxes.

        A non-U.S. shareholder who has held more than 10% of FelCor Common Stock at any time during the five-year period ending on the date of the date of the Mergers or a non-U.S. shareholder who is a "qualified shareholder" as defined in Section 897(k)(3)(A) of the Code should consult its own tax advisors concerning the tax consequences of the receipt of the merger consideration.

Information Reporting and Backup Withholding

        Information reporting and backup withholding may apply to payments made in connection with the Mergers. Backup withholding will not apply, however, to a shareholder who (a) in the case of a U.S. shareholder, furnishes a correct taxpayer identification number and certifies that it is not subject to backup withholding on the substitute IRS Form W-9 or successor form, (b) in the case of a non-U.S. shareholder, furnishes an applicable IRS Form W-8 or successor form, or (c) is otherwise exempt from backup withholding and complies with other applicable rules and certification requirements.

        Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against such shareholder's United States federal income tax liability provided the required information is timely furnished to the IRS.

Additional Withholding Tax on Payments Made to Foreign Accounts

        Withholding taxes may be imposed under Sections 1471 through 1474 of the Code (such Sections commonly referred to as FATCA) on certain types of payments made to non-U.S. financial institutions and certain other non-U.S. entities. The application of FATCA to the payment of the merger consideration made to a non-U.S. shareholder with respect to shares of FelCor Common Stock pursuant to the REIT Merger is not entirely clear. We urge you to consult your tax advisor regarding FATCA and the application of these rules to such payment.

        The foregoing discussion of United States federal income tax consequences is for general information purposes only and is not intended to constitute a complete description of all tax consequences relating to the Mergers. Tax matters are very complicated, and the tax consequences of the Mergers to you will depend upon the facts of your particular situation. Because individual circumstances may differ, we urge you to consult with your tax advisor regarding the applicability to you of the rules discussed above and the particular tax effects to you of the Mergers, including the application of state, local and foreign tax laws.

II.    Material United States Federal Income Tax Consequences—the Combined Company

        The following is a summary of the material U.S. federal income tax consequences and other material tax considerations relating to our company and to the holders of our common shares, or "shares." The discussion set forth herein is not intended to be, and should not be construed as, tax advice. As used in this section, references to the terms "company," "we," "our," and "us" mean only RLJ, and not its subsidiaries or other lower-tier entities, except as otherwise indicated. We have not sought and will not seek an advance ruling from the IRS regarding any matter discussed in this section. This discussion is based upon the Code, the Treasury regulations, rulings and other administrative interpretations and practices of the IRS (including administrative interpretations and practices expressed in private letter rulings which are binding on the IRS only with respect to the particular taxpayers who requested and received those rulings), and judicial decisions, all as currently in effect, and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences described below. This discussion also is based upon the assumption that we will operate our company and its subsidiaries and affiliated entities in accordance with their applicable organizational documents and in the manner that we have represented. This discussion does not address the actual material federal income tax consequences of the ownership and disposition of our shares to any particular holder, which depend on that shareholder's particular tax circumstances. In addition, this discussion does not discuss any state, local or non-U.S. tax consequences, or any tax consequences arising under any federal tax other than the income tax, associated with the ownership or disposition of our shares or our election to be taxed as a REIT.

        The U.S. federal income tax treatment of holders of our shares depends in some instances on determinations of fact and interpretations of complex provisions of U.S. federal income tax law for which no clear precedent or authority may be available. You are urged to consult your tax advisor regarding the tax consequences to you of:

  •
  the acquisition, ownership and disposition of our shares, including the federal, state, local, and foreign income and other tax consequences;

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  our election to be taxed as a REIT for federal income tax purposes; and

  •
  potential changes in applicable tax laws.

Federal Income Taxation of the Company as a REIT

  General

        We are a self-advised and self-administered Maryland REIT that acquires primarily premium-branded, focused-service and compact full-service hotels. Substantially all of our assets are held by, and all of our operations are conducted through, the Operating Partnership. We are the sole general partner of the Operating Partnership. As of March 31, 2017, we owned, through a combination of direct and indirect interests, 99.6% of the OP units in the Operating Partnership. We made an election to be treated as a REIT, effective for our taxable year that ended December 31, 2011. We believe that we have been organized and have operated in a manner that has permitted us to qualify for taxation as a REIT from the effective date of our REIT election. We own, through the Operating Partnership, 100% of the outstanding common stock of three entities that also have elected to be treated as REITs. These entities are subject to the same REIT qualification requirements and other limitations described herein that apply to us.

        Qualification and taxation as a REIT depend on our ability to meet, on a continuing basis, through actual operating results, distribution levels, and diversity of share and asset ownership, various qualification requirements imposed upon REITs by the Code. In addition, our ability to qualify as a REIT may depend in part upon the operating results, organizational structure and entity classification for U.S. federal income tax purposes of certain entities in which we invest. Our ability to qualify as a REIT also requires that we satisfy certain asset tests, some of which depend upon the fair market values of assets that we own directly or indirectly. Such values may not be susceptible to a precise determination. Accordingly, no assurance can be given that the actual results of our operations for any taxable year will satisfy such requirements for qualification and taxation as a REIT.

        Provided that we qualify as a REIT, generally we will not be subject to federal corporate income tax on our taxable income that is distributed currently to our shareholders. This substantially eliminates the "double taxation" at the corporate and shareholder levels that results generally from an investment in a corporation, because income generated by a REIT generally is taxed only at the shareholder level upon a distribution of dividends by the REIT to its shareholders. We will, however, be subject to U.S. federal income tax in the following circumstances:

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  We will be taxed at regular federal corporate rates on any undistributed "REIT taxable income," including undistributed net capital gains, for any taxable year. REIT taxable income is the taxable income of the REIT, subject to specified adjustments, including a deduction for dividends paid.

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  We (or our shareholders) may be subject to the "alternative minimum tax" on our items of tax preference, if any.

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  If we have net income from prohibited transactions, which are, in general, sales or other dispositions of inventory or property held primarily for sale to customers in the ordinary course of business, other than foreclosure property, such income will be subject to a 100% tax. See—Gross Income Tests—Prohibited Transactions Tax" below.

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  If we elect to treat property that we acquire in connection with certain leasehold terminations or a foreclosure of a mortgage loan as "foreclosure property," we may thereby avoid (1) the 100% prohibited transactions tax on gain from a resale of that property (if the sale otherwise would constitute a prohibited transaction); and (2) the inclusion of any income from such property as non-qualifying income for purposes of the REIT gross income tests discussed below. Income from the sale or operation of the property may be subject to U.S. federal corporate income tax at the highest applicable rate (currently 35%). See "—Gross Income Tests—Income from Foreclosure Property" below.

  •
  If we fail to satisfy the 75% gross income test or the 95% gross income test, as discussed below, but our failure is due to reasonable cause and not due to willful neglect and we nonetheless maintain our REIT qualification because of specified cure provisions, we will be subject to a 100% tax on an amount equal to (1) the greater of (a) the amount by which we fail the 75% gross income test, or (b) the amount by which we fail the 95% gross income test, as the case may be, multiplied by (2) a fraction intended to reflect our profitability.

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  If we violate the asset tests (other than a de minimis failure of the 5% or 10% asset test) or other requirements applicable to REITs, as described below, but our failure is due to reasonable cause and not due to willful neglect and we nonetheless maintain our REIT qualification because of specified cure provisions, we will be required to pay a tax equal to at least $50,000 per failure, which, in the case of certain asset test failures, will be determined as the amount of net income generated by the assets in question multiplied by the highest corporate tax rate (currently 35%), if that amount exceeds $50,000 per failure.

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  If we fail to distribute during each calendar year at least the sum of (1) 85% of our REIT ordinary income for such year, (2) 95% of our REIT capital gain net income for such year, and (3) any undistributed taxable income from prior periods (collectively, the required distribution), we will be subject to a non-deductible 4% excise tax on the excess of the required distribution over the sum of (a) the amounts that we actually distributed (taking into account excess distributions from prior years), plus (b) retained amounts upon which we paid income tax at the corporate level.

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  We may be required to pay monetary penalties to the IRS in certain circumstances, including if we fail to meet record-keeping requirements intended to monitor our compliance with rules relating to the composition of our shareholders, as described below under "—Requirements for Qualification as a REIT."

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  We will be subject to a 100% penalty tax on certain rental income we receive when a TRS provides services to our tenants, on certain expenses deducted by a TRS on payments made to us and, effective for our taxable years beginning after December 31, 2015, on income for services rendered to us by a TRS, if the arrangements among us, our tenants, and our taxable REIT subsidiaries do not reflect arm's-length terms.

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  If we acquire appreciated assets from a corporation that is or has been a C corporation (or a partnership in which a C corporation is a partner) in a transaction in which our basis in the assets is determined by reference to the C corporation's (or such partnership's) basis in such assets, provided no election is made for the transaction to be taxable currently, we will be subject to tax on such appreciation at the highest corporate income tax rate then applicable if we subsequently recognize gain on a disposition of any such assets during the 5-year period following the acquisition from the C corporation (or partnership). Gain from the sale of property which we acquired in an exchange under Section 1031 (a like kind exchange) or 1033 (an involuntary conversion) of the Code is generally excluded from the application of this built-in gains tax, unless we surrendered property in the exchange that was subject to built-in gain immediately prior to the exchange.

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  We may elect to retain and pay income tax on our net long-term capital gain. See "Federal Income Tax Consequences to RLJ Shareholders."

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  The earnings of our subsidiaries that are C corporations, including our TRSs, are subject to federal corporate income tax.

        Notwithstanding our qualification as a REIT, we and our subsidiaries may be subject to a variety of taxes, including payroll taxes and state, local, and foreign income, property and other taxes on our assets, operations and net worth. We also could be subject to tax in other situations and on transactions not presently contemplated.

  Requirements for Qualification as a REIT

        The Code defines a REIT as a corporation, trust or association:

  (1)
  that is managed by one or more trustees or directors;

  (2)
  the beneficial ownership of which is evidenced by transferable shares, or by transferable certificates of beneficial interest;

  (3)
  that would be taxable as a domestic corporation but for Sections 856 through 860 of the Code;

  (4)
  that is neither a financial institution nor an insurance company subject to applicable provisions of the Code;

  (5)
  the beneficial ownership of which is held by 100 or more persons;

  (6)
  during the last half of each taxable year not more than 50% in value of the outstanding shares of which is owned, directly or indirectly, by five or fewer "individuals" (as defined in the Code to include certain entities and as determined by applying certain attribution rules);

  (7)
  that makes an election to be taxable as a REIT, or has made this election for a previous taxable year which has not been revoked or terminated, and satisfies all of the relevant filing and other administrative requirements established by the IRS that must be met in order to elect and maintain REIT qualification;

  (8)
  that uses a calendar year for U.S. federal income tax purposes;

  (9)
  that meets other tests described below, including with respect to the nature of its income and assets and the amount of its distributions; and

  (10)
  that has no earnings and profits from any non-REIT taxable year at the close of any taxable year.

        The Code provides that conditions (1) through (4) must be met during the entire taxable year, and condition (5) must be met during at least 335 days of a taxable year of 12 months, or during a proportionate part of a shorter taxable year. Conditions (5) and (6) need not be satisfied during a corporation's initial tax year as a REIT. For purposes of condition (6), an "individual" generally includes a supplemental unemployment compensation benefit plan, a private foundation or a portion of a trust permanently set aside or used exclusively for charitable purposes. However, a trust that is a qualified trust under Code Section 401(a) generally is not considered an individual, and beneficiaries of a qualified trust are treated as holding shares of a REIT in proportion to their actual interests in the trust for purposes of condition (6) above.

        To monitor compliance with the share ownership requirements, we generally are required to maintain records regarding the actual ownership of our shares. To do so, we must demand written statements each year from the record holders of specified percentages of our shares pursuant to which the record holders must disclose the actual owners of the shares (i.e., the persons required to include in gross income the dividends paid by us). We must maintain a list of those persons failing or refusing to comply with this demand as part of our records. We could be subject to monetary penalties if we fail to comply with these record-keeping requirements. A shareholder that fails or refuses to comply with the demand is required by Treasury regulations to submit a statement with its tax return disclosing the actual ownership of our shares and other information. We have complied, and currently intend to continue to comply, with these requirements.

        We believe that we have been organized, have operated and have issued sufficient shares with sufficient diversity of ownership to allow us to satisfy conditions (1) through (9) and we have no earnings and profits from a non-REIT year in satisfaction of condition (10). Our declaration of trust provides restrictions regarding the ownership and transfers of our shares, which are intended to assist us in satisfying the share ownership requirements described in conditions (5) and (6) above. These restrictions, however, do not ensure that we have previously satisfied, and may not ensure that we will, in all cases, be able to continue to satisfy, such share ownership requirements. If we fail to satisfy these requirements, except as provided in the next sentence, our status as a REIT will terminate. If, however, we comply with the demand and record-keeping requirements described in the previous paragraph and we do not know, or would not have known through the exercise of reasonable diligence, that we failed to meet the requirement described in condition (6), we will be treated as having satisfied this requirement. See "—Failure to Qualify as a REIT."

  Effect of Subsidiary Entities

  Ownership of Partnerships, Limited Liability Companies and Qualified REIT Subsidiaries

        In the case of a REIT that is a partner in a partnership or a member of a limited liability company or other entity that is treated as a partnership for U.S. federal income tax purposes, Treasury regulations provide that the REIT is deemed to own its proportionate share of the partnership's assets, and to earn its proportionate share of the partnership's income, for purposes of the asset and gross income tests applicable to REITs, as described below. A REIT's proportionate share of a partnership's assets and income is based on the REIT's pro rata share of the capital interests in the partnership. However, solely for purposes of the 10% value test, described below, the determination of a REIT's interest in partnership assets is based on the REIT's proportionate interest in the equity and certain debt securities issued by the partnership. In addition, the assets and gross income of the partnership are deemed to retain the same character in the hands of the REIT. Thus, our proportionate share of the assets and items of income of the Operating Partnership and any subsidiaries treated as partnerships for federal income tax purposes will be treated as our assets and items of income for purposes of applying the REIT requirements. A summary of the rules governing the federal income taxation of partnerships and their partners is provided below in "Tax Aspects of Our Operating Partnership and Our Other Subsidiary Partnerships." As the sole general partner of the Operating Partnership, we have direct control over it and indirect control over the subsidiaries in which the Operating Partnership or a subsidiary has a controlling interest. We currently intend to operate these entities in a manner consistent with the requirements for our qualification as a REIT.

        Recent legislation may alter who bears the liability in the event any subsidiary partnership is audited and an adjustment is assessed. Congress recently revised the rules applicable to U.S. federal income tax audits of partnerships (such as certain of our subsidiaries) and the collection of any tax resulting from any such audits or other tax proceedings, generally for taxable years beginning after December 31, 2017. Under the new rules, the partnership itself may be liable for a hypothetical increase in partner-level taxes (including interest and penalties) resulting from an adjustment of partnership tax items on audit, regardless of changes in the composition of the partners (or their relative ownership) between the year under audit and the year of the adjustment. The new rules also include an elective alternative method under which the additional taxes resulting from the adjustment are assessed from the affected partners, subject to a higher rate of interest than otherwise would apply. Many questions remain as to how the new rules will apply, especially with respect to partners that are REITs, and it is not clear at this time what effect this new legislation will have on us. However, these changes could increase the U.S. federal income tax, interest, and/or penalties otherwise borne by us in the event of a U.S. federal income tax audit of a subsidiary partnership.

        If a REIT owns a corporate subsidiary that is a "qualified REIT subsidiary," or "QRS," the QRS generally is disregarded for U.S. federal income tax purposes, and its assets, liabilities and items of income, deduction and credit are treated as assets, liabilities and items of income, deduction and credit of the REIT itself, including for purposes of the gross income and asset tests applicable to REITs. A QRS is any corporation other than a TRS that is directly or indirectly wholly-owned by a REIT. Other entities that are wholly-owned by us, including single member limited liability companies that have not elected to be taxed as corporations for U.S. federal income tax purposes, also generally are disregarded as separate entities for U.S. federal income tax purposes, including for purposes of the REIT income and asset tests. Disregarded subsidiaries, along with any partnerships in which we hold an equity interest, are sometimes referred to herein as "pass-through subsidiaries."

        In the event that a disregarded subsidiary ceases to be wholly-owned by us (for example, if any equity interest in the subsidiary is acquired by a person other than us or another disregarded subsidiary of ours), the subsidiary's separate existence no longer would be disregarded for U.S. federal income tax purposes. Instead, the subsidiary would have multiple owners and would be treated either as a partnership or a taxable corporation. Such an event could, depending on the circumstances, adversely affect our ability to satisfy the various asset and gross income requirements applicable to REITs, including the requirement that REITs generally may not own, directly or indirectly, more than 10% of the securities of another corporation unless it is a TRS, a QRS or another REIT. See "—Gross Income Tests" and "—Asset Tests."

  Ownership of Subsidiary REITs

        As discussed above, we own three subsidiary REITs. We believe that each such REIT is organized and has operated and will continue to operate in a manner to permit it to qualify for taxation as a REIT for federal income tax purposes from and after the effective date of its REIT election. However, if any of these subsidiary REITs were to fail to qualify as a REIT, then (i) the subsidiary REIT would become subject to regular U.S. corporate income tax, as described herein, see "—Failure to Qualify as a REIT" below, and (ii) our equity interest in such subsidiary REIT would cease to be a qualifying real estate asset for purposes of the 75% asset test and would become subject to the 5% asset test, the 10% voting share asset test, and the 10% value asset test generally applicable to our ownership in corporations other than REITs, QRSs and TRSs. See "—Asset Tests" below. If any of the subsidiary REITs were to fail to qualify as a REIT, it is possible that we would not meet the 10% voting share test and the 10% value test with respect to our indirect interest in such entity, in which event we would fail to qualify as a REIT, unless we could avail ourselves of certain relief provisions.

  Ownership of Taxable REIT Subsidiaries

        A TRS is an entity that is taxable as a corporation in which a REIT owns, directly or indirectly, an equity interest, including stock, and that elects with the REIT to be treated as a TRS under the Code. If a TRS owns, directly or indirectly, securities representing more than 35% of the vote or value of a subsidiary corporation, that subsidiary also will be treated as a TRS. A TRS is a regular corporation subject to federal income tax at applicable corporate rates. The income and assets of our TRSs are not attributable to us for purposes of satisfying the income and asset test requirements.

        A TRS must not directly or indirectly operate or manage a lodging or health care facility or, generally, provide to another person, under a franchise, license or otherwise, rights to any brand name under which any lodging facility or health care facility is operated. Although a TRS may not operate or manage a lodging facility, it may lease or own such a facility so long as the facility is a "qualified lodging facility" and such facility is operated on behalf of the TRS by an "eligible independent contractor." A "qualified lodging facility" generally is a hotel at which no authorized gambling activities are conducted, and includes the customary amenities and facilities operated as part of, or associated with, the hotel. "Customary amenities" must be customary for other properties of a comparable size and class owned by other owners unrelated to the REIT. An "eligible independent contractor" is an independent contractor that, at the time a management agreement is entered into with a TRS to operate a "qualified lodging facility," is actively engaged in the trade or business of operating "qualified lodging facilities" for a person or persons unrelated to either the TRS or any REITs with which the TRS is affiliated. A hotel management company that otherwise would qualify as an "eligible independent contractor" with regard to a TRS of a REIT will not so qualify if the hotel management company and/or one or more actual or constructive owners of 10% or more of the hotel management company actually or constructively own more than 35% of the REIT, or one or more actual or constructive owners of more than 35% of the hotel management company own 35% or more of the REIT (determined with respect to a REIT whose stock is regularly traded on an established securities market by taking into account only the stock held by persons owning, directly or indirectly, more than 5% of the outstanding stock of the REIT and, if the stock of the eligible independent contractor is publicly-traded, 5% of the publicly-traded stock of the eligible independent contractor). We believe, and currently intend to take all steps reasonably practicable to ensure, that none of our TRSs has engaged or will engage in "operating" or "managing" our hotels and that the hotel management companies engaged to operate and manage hotels leased to or owned by the TRSs have qualified and continue to qualify as "eligible independent contractors" with regard to those TRSs.

        Certain restrictions are imposed on TRSs. First, a TRS may not deduct interest expense in any year paid or accrued to an affiliated REIT to the extent that such expense exceeds, generally, 50% of the TRS's adjusted taxable income for that year (although the TRS may carry forward to, and deduct in, a succeeding year interest expense disallowed under the 50% test, provided certain conditions are met). In addition, a REIT would be obligated to pay a 100% penalty tax on certain payments from the TRS that it receives, including interest or rent, or on certain expenses deducted by the TRS, and, for tax years beginning after December 31, 2015, on income earned by our TRSs for services provided to, or on behalf of, us, if the IRS were able to assert successfully that the economic arrangements between the REIT and the TRS did not meet specified arm's-length standards set forth in the Code. Our TRSs make substantial payments to us, including payments of rent pursuant to the hotel leases and interest payments. There can be no assurance that the limitation on interest deductions applicable to TRSs will not apply to the interest payments made to us by one of our TRSs, resulting in an increase in the corporate income tax liability of such subsidiary. In addition, there can be no assurance that the IRS might not seek to impose the 100% excise tax on a portion of the payments received by us from, or expenses deducted by, or service income imputed to, our TRSs. While we believe that our arrangements with our TRSs reflect arm's-length terms, these determinations inherently are factual, and the IRS has broad discretion to assert that amounts paid between related parties should be reallocated to reflect accurately their respective incomes.

        Because of the restrictions applicable to the income, assets and activities of a REIT, a REIT may need to conduct certain business activities in one or more TRSs. These business activities include alternative uses of real estate, such as the development and/or sale of timeshare or condominium units. As discussed below under "—Asset Tests," the aggregate value of all of our TRSs may not exceed 25% (20% for tax years beginning after December 31, 2017) of the value of all of our assets.

  Gross Income Tests

        To qualify as a REIT, we must satisfy two gross income requirements on an annual basis. First, at least 75% of our gross income for each taxable year must be derived from investments relating to real property or mortgages on real property, including:

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  "rents from real property";

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  dividends or other distributions on, and gain from the sale of, stock in other REITs;

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  gain from the sale of real property or mortgages on real property, in either case, not held for sale to customers;

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  interest income derived from mortgage loans secured by real property or interests in real property; and

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  income attributable to the temporary investment of new capital in stock and debt instruments during the one-year period following the receipt by us of new capital raised through equity offerings or the issuance of debt obligations with at least a five-year term.

        Second, at least 95% of our gross income in each taxable year must be derived from some combination of income that qualifies under the 75% gross income test described above, as well as (1) other dividends, (2) interest, and (3) gain from the sale or disposition of stock or securities, in either case, not held for sale to customers.

        For purposes of one or both of the 75% and 95% gross income tests, the following items of income are excluded from the computation of gross income: (1) gross income from prohibited transactions; (2) certain foreign currency gain; and (3) income and gain from certain hedging transactions. See "—Income from Hedging Transactions," "—Foreign Currency Gain," and "—Prohibited Transactions Tax," below.

  Rents from Real Property

        Currently, rents paid pursuant to the leases of our hotels to our TRSs, together with gain from the sale of hotels and dividends and interest received from the TRSs, constitute substantially all of our gross income. Rents received by us will qualify as "rents from real property" in satisfying the gross income requirements described above only if the following conditions are met:

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  First, if rent attributable to personal property, leased in connection with a lease of real property, is greater than 15% of the total rent received under the lease, then the portion of rent attributable to the personal property will not qualify as rents from real property.

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  Second, the amount of rent must not be based in whole or in part on the income or profits of any person. Amounts received as rent, however, generally will not be excluded from rents from real property solely by reason of being based on fixed percentages of gross receipts or sales.

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  Third, rents we receive from a "related party tenant" generally will not qualify as rents from real property. A tenant is a related party tenant if the REIT, or an actual or constructive owner of 10% or more of the REIT, actually or constructively owns 10% or more of the tenant. Two exceptions apply with respect to the lease of property by a REIT to a TRS. We may lease our hotels that qualify as "qualified lodging facilities" to our TRSs if the hotel is operated on behalf of the TRS by an "eligible independent contractor." In addition, a REIT may lease any property to a TRS if at least 90% of the property is leased to unrelated tenants, and the rent paid by the TRS is substantially comparable to rent paid by the unrelated tenants for comparable space. Amounts attributable to certain rental increases charged to a controlled TRS can fail to qualify even if the above conditions are met.

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  Fourth, for rents to qualify as rents from real property for the purpose of satisfying the gross income tests, we generally must not operate or manage the property or furnish or render services to the tenants of such property, other than through an "independent contractor" who is adequately compensated and from whom we derive no revenue, or through a TRS. To the extent that impermissible services are provided by an independent contractor, the cost of the services generally must be borne by the independent contractor. A REIT is permitted to provide directly to tenants services that are "usually or customarily rendered" in connection with the rental of space for occupancy only and not otherwise considered to be provided for the tenants' convenience. A REIT may provide a minimal amount of "non-customary" services to its tenants, other than through an independent contractor, but if the income from these impermissible tenant services exceeds 1% of the total income from a property, then all of the income from that property will fail to qualify as rents from real property. If the total amount of the income from impermissible tenant services does not exceed 1% of the total income from the property, the services will not "taint" the other income from the property (that is, it will not cause the rent paid by tenants of that property to fail to qualify as rents from real property), but the impermissible tenant services income will not qualify as rents from real property. A REIT is deemed to have received income from the provision of impermissible services in an amount equal to at least 150% of the direct cost of providing the service.

        Because we lease substantially all of our properties to our TRSs, we generally do not provide services to our tenants. However, we have a few small leases of space at our hotels with tenants that are unrelated third parties. In that case, we cannot provide any assurance that the IRS will agree with our positions related to whether any services we provide directly to tenants are "usually or customarily rendered" in connection with the rental of space for occupancy only. We monitor the activities at our properties and do not intend to provide services that will cause us to fail to meet the gross income tests.

        In order for the rent paid pursuant to the leases with our TRSs to constitute "rents from real property," the leases must be respected as true leases for federal income tax purposes. Accordingly, the leases cannot be treated as service contracts, joint ventures or some other type of arrangement. The determination of whether the leases are true leases for federal income tax purposes depends upon an analysis of all the surrounding facts and circumstances. In making such a determination, courts have considered a variety of factors, including the following:

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  the intent of the parties;

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  the form of the agreement;

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  the degree of control over the property that is retained by the property owner (e.g., whether the lessee has substantial control over the operation of the property or whether the lessee was required simply to use its best efforts to perform its obligations under the agreement); and

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  the extent to which the property owner retains the risk of loss with respect to the property (e.g., whether the lessee bears the risk of increases in operating expenses or the risk of damage to the property) or the potential for economic gain (e.g., appreciation) with respect to the property.

        In addition, Section 7701(e) of the Code provides that a contract that purports to be a service contract or a partnership agreement is treated instead as a lease of property if the contract properly is treated as such, taking into account all relevant factors. Since the determination of whether a service contract should be treated as a lease is inherently factual, the presence or absence of any single factor may not be dispositive in every case.

        Our leases have been structured with the intent to qualify as true leases for federal income tax purposes. However, this determination is inherently a question of fact, and we cannot assure you that the IRS will not successfully assert a contrary position. If the leases were recharacterized as service contracts or partnership agreements, rather than true leases, or disregarded altogether for tax purposes, all or part of the payments that we receive from the TRSs would not be considered rent or would not otherwise satisfy the various requirements for qualification as "rents from real property." In that case, we likely would not be able to satisfy either the 75% or 95% gross income tests and, as a result, would lose our REIT status.

        As indicated above, "rents from real property" must not be based in whole or in part on the income or profits of any person. Each of our leases provides for periodic payments of a specified base rent plus, to the extent that it exceeds the base rent, additional rent which is calculated based upon the gross sales of the hotels subject to the lease, plus certain other amounts. Payments made pursuant to these leases should qualify as "rents from real property" since generally they are based on either fixed dollar amounts or on specified percentages of gross sales that are fixed at the time the leases are entered into. The foregoing assumes that the leases have not been and will not be renegotiated during their term in a manner that has the effect of basing either the percentage rent or the base rent on income or profits. The foregoing also assumes that the leases are not in reality used as a means of basing rent on income or profits. More generally, the rent payable under the leases will not qualify as "rents from real property" if, considering the leases and all of the surrounding circumstances, the arrangement does not conform with normal business practice. We have not renegotiated, and currently do not intend to renegotiate, the percentages used to determine the percentage rent during the terms of the leases in a manner that has had or will have the effect of basing rent on income or profits. In addition, we believe that the rental provisions and other terms of the leases conform with normal business practice and generally are not intended to be used as a means of basing rent on income or profits. Furthermore, currently we intend that, with respect to properties that we acquire in the future, we will not charge rent for any property that is based in whole or in part on the income or profits of any person, except by reason of being based on a fixed percentage of gross revenues, as described above.

        As noted above, under the Code, if a lease provides for the rental of both real and personal property and the portion of the rent attributable to personal property is 15% or less of the total rent due under the lease, then all rent paid pursuant to such lease qualifies as "rents from real property." If, however, a lease provides for the rental of both real and personal property, and the portion of the rent attributable to personal property exceeds 15% of the total rent due under the lease, then no portion of the rent that is attributable to personal property will qualify as "rents from real property." The amount of rent attributable to personal property is the amount which bears the same ratio to total rent for the taxable year as the average of the fair market value of the personal property at the beginning and end of the year bears to the average of the aggregate fair market value of both the real and personal property at the beginning and end of such year. Currently, a significant portion of our personal property is owned by our TRSs. We believe that, to the extent that any of our leases includes a lease of items of personal property, either the amount of rent attributable to personal property with respect to such lease would not exceed 15% of the total rent due under the lease (determined under the law in effect for the applicable period), or, with respect to leases where the rent attributable to personal property constitutes non-qualifying income, such amounts, when taken together with all other non-qualifying income, would not jeopardize our status as a REIT.

  Interest Income

        Interest generally will be non-qualifying income for purposes of the 75% or 95% gross income tests if it depends in whole or in part on the income or profits of any person. However, interest based on a fixed percentage or percentages of receipts or sales still may qualify under the gross income tests. We receive interest payments from our TRSs and from third parties, which constitutes qualifying income for purpose of the 95% gross income test but not necessarily the 75% gross income test. We do not expect that the interest income from these sources will affect our ability to qualify under the 75% gross income test.

  Dividend Income

        We may receive distributions from our TRSs or other corporations that are not REITs or QRSs. These distributions generally will be treated as dividend income to the extent of the earnings and profits of the distributing corporation. We also may recognize capital gain with respect to our investments in our TRSs or such other corporations. Such dividend income or capital gain will constitute qualifying income for purposes of the 95% gross income test, but not for purposes of the 75% gross income test. We do not expect that these amounts will affect our ability to qualify under the 75% gross income test. Any dividends that we receive from our subsidiary REITs, or capital gain recognized in connection with an investment in a REIT, will be qualifying income for purposes of both the 95% and 75% gross income tests.

  Income from Hedging Transactions

        From time to time we may enter into hedging transactions with respect to one or more of our assets or liabilities. Any such hedging transactions could take a variety of forms, including the use of derivative instruments such as interest rate swap or cap agreements, option agreements, and futures or forward contracts. Income of a REIT, including income from a pass-through subsidiary, arising from "clearly identified" hedging transactions that are entered into to manage the risk of interest rate or price changes with respect to borrowings, including gain from the disposition of such hedging transactions, to the extent the hedging transactions hedge indebtedness incurred, or to be incurred, by the REIT to acquire or carry real estate assets (each such hedge, a "Borrowings Hedge"), will not be treated as gross income for purposes of either the 95% gross income test or the 75% gross income test. Income of a REIT arising from hedging transactions that are entered into to manage the risk of currency fluctuations with respect to our investments (each such hedge, a "Currency Hedge") will not be treated as gross income for purposes of either the 95% gross income test or the 75% gross income test provided that the transaction is "clearly identified." Effective for taxable years beginning after December 31, 2015, this exclusion from the 95% and 75% gross income tests also will apply if we previously entered into a Borrowings Hedge or a Currency Hedge, a portion of the hedged indebtedness or property is disposed of, and in connection with such extinguishment or disposition we enter into a new "clearly identified" hedging transaction to offset the prior hedging position. In general, for a hedging transaction to be "clearly identified," (1) it must be identified as a hedging transaction before the end of the day on which it is acquired, originated, or entered into; and (2) the items of risks being hedged must be identified "substantially contemporaneously" with entering into the hedging transaction (generally not more than 35 days after entering into the hedging transaction). To the extent that we hedge with other types of financial instruments or in other situations, the resultant income will be treated as income that does not qualify under the 95% or 75% gross income tests unless the hedge meets certain requirements and we elect to integrate it with a specified asset and to treat the integrated position as a synthetic debt instrument. We intend to structure any hedging transactions in a manner that does not jeopardize our qualification as a REIT but there can be no assurance we will be successful in this regard.

  Foreign Currency Gain

        "Real estate foreign exchange gain" is excluded from the calculation of the 75% gross income test and "passive foreign exchange gain" is excluded from the calculation of the 95% gross income test. "Real estate foreign exchange gain" means (i) foreign currency gain attributable (without duplication) to (A) an item of income or gain to which the 75% gross income test applies, (B) the acquisition or ownership of obligations secured by mortgages on real property or on interests in real property, or (C) becoming or being the obligor under obligations secured by mortgages on real property or interests in real property, or (ii) foreign currency gain attributable to a "qualified business unit" or "QBU" of the REIT under Code Section 987, provided the QBU itself satisfies both the 75% gross income test and the 75% asset test described below under "—Asset Tests." "Passive foreign exchange gain" is (without duplication) real estate foreign exchange gain, foreign currency gain attributable to an item of income or gain to which the 95% gross income test applies, foreign currency gain attributable to the acquisition or ownership of obligations, or foreign currency gain attributable to becoming or being the obligor under obligations.

  Prohibited Transactions Tax

        Any gain realized by us on the sale of any property held as inventory or other property held primarily for sale to customers in the ordinary course of business, including our share of any such gain realized by a subsidiary partnership and taking into account any related foreign currency gains or losses, will be treated as income from a "prohibited transaction" that is subject to a 100% penalty tax. Whether property is held as inventory or primarily for sale to customers in the ordinary course of a trade or business is a question of fact that depends upon all the facts and circumstances with respect to the particular transaction. However, we will not be treated as a dealer in real property for the purpose of the 100% penalty tax if: (i) we have held the property for at least two years and for the production of rental income (unless such property was acquired through foreclosure or deed in lieu of foreclosure or lease termination); (ii) capitalized expenditures on the property in the two years preceding the year of sale are less than 30% of the net selling price of the property; and (iii) we either (a) have seven or fewer sales of property (excluding sales of foreclosure property or in connection with an involuntary conversion ("excluded sales")) for the year of sale, (b) the aggregate tax basis of property sold (other than excluded sales) during the year of sale is 10% or less of the aggregate tax basis of all of our assets as of the beginning of the taxable year, (c) the fair market value of property sold (other than excluded sales) during the year of sale is less than 10% of the fair market value of all of our assets as of the beginning of the taxable year, (d) effective for taxable years beginning after December 31, 2015, the aggregate adjusted basis of property sold during the year is 20% or less of the aggregate adjusted basis of all of our assets as of the beginning of the taxable year and the aggregate adjusted basis of property sold during the three-year period ending with the year of sale is 10% or less of the aggregate tax basis of all of our assets as of the beginning of each of the three taxable years ending with the year of sale; or (e) effective for taxable years beginning after December 31, 2015, the fair market value of property sold during the year is 20% or less of the aggregate fair market value of all of our assets as of the beginning of the taxable year and the fair market value of property sold during the three-year period ending with the year of sale is 10% or less of the aggregate fair market value of all of our assets as of the beginning of each of the three taxable years ending with the year of sale. If we rely on clauses (b), (c), (d), or (e) in the preceding sentence, substantially all of the marketing and development expenditures with respect to the property sold must be made through an independent contractor from whom we derive no income or, effective for taxable years beginning after December 31, 2015, our TRS. The sale of more than one property to one buyer as part of one transaction constitutes one sale for purposes of this "safe harbor."

        We hold hotels for investment with a view to long-term appreciation, engage in the business of acquiring and owning hotels and we currently intend to make sales of hotels consistent with our investment objectives. However, some of our sales may not satisfy the "safe harbor" requirements described above and there can be no assurance that the IRS might not contend that one or more of these sales are subject to the 100% penalty tax.

  Income from Foreclosure Property

        We generally will be subject to tax at the maximum corporate tax rate (currently 35%) on any net income from foreclosure property, including any gain from the disposition of the foreclosure property and any foreign currency gain, other than income that constitutes qualifying income for purposes of the 75% gross income test (other than by reason of such income being income or gain from foreclosure property). Foreclosure property is real property and any personal property incident to such real property (1) that we acquire as the result of having bid on the property at foreclosure, or having otherwise reduced the property to ownership or possession by agreement or process of law, after a default (or upon imminent default) on a lease of the property or a mortgage loan held by us and secured by the property, (2) for which we acquired the related loan or lease at a time when default was not imminent or anticipated, and (3) with respect to which we made a proper election to treat the property as foreclosure property. Any gain from the sale of property for which a foreclosure property election has been made will not be subject to the 100% tax on gain from prohibited transactions described above, even if the property otherwise would constitute inventory or dealer property. If an unrelated third party lessee defaults under a lease, we are permitted to lease the related hotel to a TRS, in which case the hotel would not become foreclosure property. To the extent that we receive any income from property described in clause (1) above that does not qualify for purposes of the 75% gross income test, we intend to make an election to treat the related property as foreclosure property.

  Failure to Satisfy the Gross Income Tests

        We intend to continue to monitor our sources of income, including any non-qualifying income received by us, and manage our assets so as to ensure our compliance with the gross income tests. If we fail to satisfy one or both of the 75% or 95% gross income tests for any taxable year, we still may qualify as a REIT for such year if we are entitled to relief under applicable provisions of the Code. These relief provisions generally will be available if (1) our failure to meet these tests was due to reasonable cause and not due to willful neglect, and (2) following our identification of the failure to meet the 75% and/or 95% gross income tests for any taxable year, we file a schedule with the IRS setting forth a description of each item of our gross income that satisfies the gross income tests for such taxable year in accordance with Treasury regulations. It is not possible to state whether we would be entitled to the benefit of these relief provisions in all circumstances. As discussed above under "—General," even where these relief provisions apply, the Code imposes a tax, which could be significant in amount, based upon the profit attributable to the amount by which we fail to satisfy the particular gross income test.

  Certain Potential Excise Taxes on TRS Payments

        Any redetermined rents, redetermined deductions, excess interest or redetermined taxable REIT subsidiary service income will be subject to a 100% penalty tax. In general, redetermined rents are rents from real property that are overstated as a result of services furnished by a TRS to our tenants, and redetermined deductions and excess interest represent items that are deducted by a TRS for amounts paid to us that are in excess of the amounts that would have been deducted and paid to us based on arm's- length negotiations. Redetermined taxable REIT subsidiary service income means gross income (less allocable deductions) of a TRS attributable to services provided to, or on behalf of, us (other than to tenants) to the extent the TRS's income (less deductions) attributable thereto is increased to clearly reflect income. While we believe that our arrangements with our TRSs reflect arm's-length terms, these determinations inherently are factual, and the IRS has broad discretion to assert that amounts paid between related parties should be reallocated to reflect accurately their respective incomes.

  Asset Tests

        At the close of each calendar quarter, we must satisfy the following tests relating to the nature of our assets:

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  at least 75% of the value of our total assets must be represented by some combination of "real estate assets," cash, cash items, U.S. government securities, and, under some circumstances, stock or debt instruments purchased with new capital. For this purpose, real estate assets include interests in real property, such as land, buildings and leasehold interests in real property, stock of other corporations that qualify as REITs (and, effective for tax years beginning after December 31, 2015, debt instruments issued by publicly offered REITs, interests in mortgages on interests in real property and personal property leased in connection with real property to the extent that rents attributable to such personal property are treated as "rents from real property"), and some types of mortgage-backed securities and mortgage loans. Assets that do not qualify for purposes of the 75% asset test are subject to the additional asset tests described below;

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  not more than 25% of our total assets may be represented by securities other than those described in the first bullet above;

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  except for securities described in the first bullet above and last bullet below, and securities in TRSs or QRSs, the value of any one issuer's securities owned by us may not exceed 5% of the value of our total assets;

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  except for securities described in the first bullet above and last bullet below, and securities in TRSs or QRSs, we may not own more than 10% of any one issuer's outstanding voting securities;

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  except for securities described in the first bullet above and last bullet below, securities in TRSs or QRSs, and certain types of indebtedness that are not treated as securities for purposes of this test, as discussed below, we may not own more than 10% of the total value of the outstanding securities of any one issuer;

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  not more than 25% (20% for tax years beginning after December 31, 2017) of our total assets may be represented by securities of one or more TRSs; and

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  Not more than 25% of our total assets may be represented by debt instruments issued by publicly offered REITs that are "nonqualified" debt instruments (e.g., not secured by interests in mortgages on interests in real property and personal property leased in connection with real property to the extent that rents attributable to such personal property are treated as "rents from real property").

        For purposes of the asset tests, a REIT is not treated as owning the stock of a QRS or an equity interest in any entity treated as a partnership or disregarded for U.S. federal income tax purposes. Instead, a REIT is treated as owning its proportionate share of the assets held by such entity. Solely for purposes of the 10% value test, the determination of our interest in the assets of an entity treated as a partnership for federal income tax purposes in which we own an interest will be based on our proportionate interest in any securities issued by the partnership, excluding for this purpose certain securities described in the Code.

        The 10% value test does not apply to certain "straight debt" and other excluded securities, as described in the Code, including (1) loans to individuals or estates, (2) obligations to pay rents from real property, (3) rental agreements described in Section 467 of the Code (generally, obligations related to deferred rental payments, other than with respect to transactions with related party tenants), (4) securities issued by other REITs, (5) certain securities issued by a state, the District of Columbia, a foreign government, or a political subdivision of any of the foregoing, or the Commonwealth of Puerto Rico, and (6) any other arrangement as determined by the IRS. In addition, (1) a REIT's interest as a partner in a partnership is not considered a security for purposes of the 10% value test; (2) any debt instrument issued by a partnership (other than straight debt or other excluded security) will not be considered a security issued by the partnership if at least 75% of the partnership's gross income is derived from sources that would qualify for the 75% REIT gross income test; and (3) any debt instrument issued by a partnership (other than straight debt or other excluded security) will not be considered a security issued by a partnership to the extent of the REIT's interest as a partner in the partnership.

        For purposes of the 10% value test, "straight debt" means a written unconditional promise to pay on demand on a specified date a sum certain in money if (1) the debt is not convertible, directly or indirectly, into stock, (2) the interest rate and interest payment dates are not contingent on profits, the borrower's discretion, or similar factors, other than certain contingencies relating to the timing and amount of principal and interest payments, as described in the Code, and (3) in the case of an issuer which is a corporation or a partnership, securities that otherwise would be considered straight debt will not be so considered if we, and any of our "controlled TRSs" (as defined in the Code), hold securities of the corporate or partnership issuer which (a) are not straight debt or other excluded securities (prior to the application of this rule), and (b) have an aggregate value greater than 1% of the issuer's outstanding securities (including, for purposes of a partnership issuer, our interest as a partner in the partnership).

        We intend to continue to maintain adequate records of the value of our assets to ensure compliance with the asset tests and to take any available actions within 30 days after the close of any quarter as may be required to cure any non-compliance with the asset tests. See "—Failure to Satisfy the Asset Tests." We may not obtain independent appraisals to support our conclusions concerning the values of some or all of our assets. We do not intend to seek an IRS ruling as to the classification of our properties for purposes of the REIT asset tests. Accordingly, there can be no assurance that the IRS will not contend that our assets or our interest in other securities will not cause a violation of the REIT asset test requirements.

  Failure to Satisfy the Asset Tests

        The asset tests must be satisfied not only on the last day of the calendar quarter in which we, directly or through pass-through subsidiaries, acquire securities in the applicable issuer, but also on the last day of the calendar quarter in which we increase our ownership of securities in such issuer, including as a result of increasing our interest in pass-through subsidiaries. An example of such an acquisition would be an increase in our interest in the Operating Partnership as a result of the exercise of a limited partner's redemption right relating to units in the Operating Partnership or an additional capital contribution to the Operating Partnership of proceeds from an offering of shares by us. After initially meeting the asset tests at the close of any quarter, we will not lose our qualification as a REIT for failure to satisfy the asset tests at the end of a later quarter solely by reason of changes in asset values (including a failure caused solely by a change in the foreign currency exchange rate used to value a foreign asset). If we fail to satisfy the asset tests because we acquire assets during a quarter, we can cure this failure by disposing of sufficient non-qualifying assets or acquiring sufficient qualifying assets within 30 days after the close of that quarter. We intend to continue to maintain adequate records of the value of our assets to ensure compliance with the asset tests and to take any available action within 30 days after the close of any quarter as may be required to cure any non-compliance with the asset tests. Although we plan to take steps to ensure that we satisfy such tests for any quarter with respect to which testing is to occur, there can be no assurance that such steps always will be successful.

        If we fail to timely cure any non-compliance with the asset tests, we would cease to qualify as a REIT, unless we satisfy certain relief provisions.

        The failure to satisfy the 5% asset test, or the 10% vote or value asset tests, can be remedied even after the 30-day cure period under certain circumstances. Specifically, if we fail these asset tests at the end of any quarter and such failure is not cured within 30 days thereafter, we may dispose of sufficient assets (generally within six months after the last day of the quarter in which our identification of the failure to satisfy these asset tests occurred) in order to cure such a violation that does not exceed the lesser of 1% of our assets at the end of the relevant quarter or $10,000,000. If we fail any of the other asset tests or our failure of the 5% and 10% asset tests results in a violation in excess of the de minimis amount described above, as long as such failure was due to reasonable cause and not willful neglect, we are permitted to avoid disqualification as a REIT, after the 30-day cure period, by taking steps including disposing of sufficient assets to meet the asset test (generally within six months after the last day of the quarter in which our identification of the failure to satisfy the REIT asset test occurred), paying a tax equal to the greater of $50,000 or the highest corporate income tax rate (currently 35%) of the net income generated by the non-qualifying assets during the period in which we failed to satisfy the asset test, and filing, in accordance with applicable Treasury regulations, a schedule with the IRS that describes the assets that caused us to fail to satisfy the asset test(s). We intend to take advantage of any and all relief provisions that are available to us in order to cure any violation of the asset tests applicable to REITs. In certain circumstances, utilization of such provisions could result in us being required to pay an excise or penalty tax, which tax could be significant in amount.

  Annual Distribution Requirements

        In order to qualify as a REIT, we are required to distribute dividends, other than capital gain dividends, to our shareholders in an amount at least equal to:

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  the sum of: (1) 90% of our "REIT taxable income," computed without regard to our net capital gain and the deduction for dividends paid, and (2) 90% of our net income, after tax, if any, from foreclosure property; minus

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  the sum of specified items of "non-cash income."

        For purposes of this test, "non-cash income" means income attributable to (1) leveled stepped rents, (2) original issue discount included in our taxable income without the receipt of a corresponding payment, (3) cancellation of indebtedness, or (4) a like-kind exchange that later is determined to be taxable.

        We generally must make dividend distributions in the taxable year to which they relate. Dividend distributions may be made in the following year in two circumstances. First, we may declare a dividend in October, November, or December of any year with a record date in one of these months if we pay the dividend on or before January 31 of the following year. Such distributions are treated as both paid by us and received by our shareholders on December 31 of the year in which they are declared. Second, distributions may be made in the following year if they are declared before we timely file our tax return for the year and if made with or before the first regular dividend payment after such declaration. These distributions are taxable to our shareholders in the year in which paid, even though the distributions relate to our prior taxable year for purposes of the 90% distribution requirement.

        In order for distributions to be counted as satisfying the annual distribution requirement for REITs, and to provide us with a REIT-level dividends paid deduction, the distributions must not be "preferential dividends." A distribution is not a preferential dividend if the distribution is (1) pro rata among all outstanding shares of stock within a particular class, and (2) in accordance with the preferences among different classes of shares as set forth in our organizational documents. This requirement does not apply to publicly offered REITs, including us, with respect to distributions made in tax years beginning after 2014.

        To the extent that we distribute at least 90%, but less than 100%, of our "REIT taxable income," as adjusted, we will be subject to tax at ordinary corporate tax rates on the retained portion. We may elect to retain, rather than distribute, our net long-term capital gain and pay tax on such gain. In this case, we could elect for our shareholders to include their proportionate share of such undistributed long-term capital gain in their taxable income, and for them to receive a corresponding credit for their share of the tax that we paid. Our shareholders would then increase the adjusted basis of their share by the difference between (1) the amount of capital gain dividends that we designated and that they included in their taxable income, minus (2) the tax that we paid on their behalf with respect to that income.

        To the extent that in the future we may have available net operating losses carried forward from prior tax years, such losses may reduce the amount of distributions that we must make in order to comply with the REIT distribution requirements. Such losses, however, (1) generally will not affect the character, in the hands of our shareholders, of any distributions that actually are made as ordinary dividends or capital gain; and (2) cannot be passed through or used by our shareholders. See "Federal Income Tax Consequences to RLJ Shareholders—Taxation of Taxable U.S. Shareholders—Distributions Generally."

        If we fail to distribute during each calendar year at least the sum of (1) 85% of our REIT ordinary income for such year, (2) 95% of our REIT capital gain net income for such year, and (3) any undistributed taxable income from prior periods, we would be subject to a non-deductible 4% excise tax on the excess of such required distribution over the sum of (a) the amount actually distributed, and (b) the amount of income we retained and on which we paid corporate income tax.

        In addition, if we were to recognize "built-in-gain" (as defined below) on the disposition of any assets acquired from a C corporation in a transaction in which our basis in the assets was determined by reference to the C corporation's basis (for instance, if the assets were acquired in a tax-free reorganization), we would be required to distribute at least 90% of the built-in-gain, net of the tax we would pay on such gain. "Built-in-gain" is the excess of (1) the fair market value of the asset (measured at the time of acquisition) over (2) the tax basis of the asset (measured at the time of acquisition). However, the built-in gains tax will not apply if the subchapter C corporation elects to be subject to an immediate tax when the asset is acquired by us. Gain from the sale of property which we acquired in an exchange under Section 1031 (a like kind exchange) or 1033 (an involuntary conversion) of the Code is generally excluded from the application of this built-in gains tax, unless we surrendered property in the exchange that was subject to built-in gain immediately prior to the exchange.

        We currently intend to make timely distributions sufficient to satisfy the annual distribution requirements. The Operating Partnership's partnership agreement authorizes us, as general partner, to take such steps as may be necessary to cause the Operating Partnership to distribute to its partners an amount sufficient to permit us to meet these distribution requirements. Our subsidiary REITs may use consent dividends, in addition to cash dividends, in order to satisfy all or a portion of their distribution requirements.

        It is possible that, from time to time, we may not have sufficient cash with which to meet the distribution requirements due to timing differences between our actual receipt of cash, including receipt of distributions from our subsidiaries, and our inclusion of items in income for U.S. federal income tax purposes or for other reasons. If we do not have sufficient cash to meet our distribution requirements, it might be necessary for us to arrange for short-term, or possibly long-term, borrowings, or to pay dividends in the form of taxable in-kind distributions of property. Alternatively, we may declare a taxable dividend payable in cash or shares at the election of each shareholder, where the aggregate amount of cash to be distributed as part of such dividend may be subject to limitation.

        We may be able to rectify a failure to meet the distribution requirements for a particular tax year by paying "deficiency dividends" to shareholders in a later year, which may be included in our deduction for dividends paid for the earlier year. In this case, we may be able to avoid losing REIT qualification or being taxed on amounts distributed as deficiency dividends. We will be required to pay interest to the IRS based on the amount of any deduction taken for deficiency dividends.

        We calculate our REIT taxable income based upon the conclusion that the lessor is the owner of the hotels for federal income tax purposes. As a result, we expect that the depreciation deductions with respect to the hotels owned by the lessors will reduce our REIT taxable income. This conclusion is consistent with the conclusion discussed above that the leases with respect to our hotels have been and will continue to be treated as true leases for federal income tax purposes. If, however, the IRS were to challenge successfully this position, in addition to failing in all likelihood the 75% and 95% gross income tests described above, we also might be deemed retroactively to have failed to meet the REIT distribution requirements and would have to rely on the payment of a "deficiency dividend" in order to retain REIT status.

  Record-Keeping Requirements

        We are required to maintain records and request on an annual basis information from specified shareholders. These requirements are designed to assist us in determining the actual ownership of our outstanding shares and in maintaining our qualification as a REIT. Failure to comply therewith could result in monetary fines.

  Failure to Qualify as a REIT

        If we fail to satisfy one or more requirements for REIT qualification other than the gross income or asset tests, we could avoid disqualification if our failure is due to reasonable cause and not to willful neglect and we pay a penalty of $50,000 for each such failure. Relief provisions are available for failures of the gross income tests and asset tests, as described above in "—Gross Income Tests" and "—Asset Tests."

        If we fail to qualify as a REIT in any taxable year, and the relief provisions described above do not apply, we would be subject to tax, including any applicable alternative minimum tax, on our taxable income at regular corporate tax rates. We could not deduct distributions to shareholders in any year in which we were not a REIT, and we would not be required to make distributions in such a year. The cash available for distribution to our shareholders would be reduced significantly and the value of our shares could be reduced materially. Any distributions to shareholders would be taxable as regular corporate dividends to the extent of our current and accumulated earnings and profits. Unless we were entitled to relief under specific statutory provisions, we also would be disqualified from re-electing to be treated as a REIT for the four taxable years following the year during which we lost qualification. In addition, if we merge with another REIT, and we are the "successor" to the other REIT, the other REIT's disqualification from taxation as a REIT would prevent us from being taxed as a REIT for the four taxable years following the year during which the other REIT's qualification was lost. It is not possible to state whether, in all circumstances, we would be entitled to statutory relief, although we intend to take advantage of any and all relief provisions that are available to us to cure any violation of the requirements applicable to REITs.

Tax Aspects of the Operating Partnership and Other RLJ Subsidiary Partnerships

  General

        Substantially all of our assets are owned indirectly through the Operating Partnership, which owns hotels either directly or through certain subsidiaries (including through the subsidiary REITs). This discussion focuses on the tax aspects of RLJ's ownership of its hotel properties through partnerships and entities, such as limited liability companies, that are treated as partnerships for federal income tax purposes. In general, partnerships are "pass-through" entities that are not subject to federal income tax. Rather, partners are allocated their proportionate shares of the items of income, gain, loss, deduction and credit of a partnership, and potentially are subject to tax thereon, without regard to whether the partners receive a distribution from the partnership. We include in our gross income our proportionate share of partnership items for purposes of the gross income tests and in the computation of our REIT taxable income. Moreover, for purposes of the REIT asset tests, we include our proportionate share of assets held through the Operating Partnership and those of its subsidiaries that either are disregarded as separate entities or treated as partnerships for federal income tax purposes. See "Federal Income Taxation of the Company as a REIT—Effect of Subsidiary Entities—Ownership of Partnerships, Limited Liability Companies and Qualified REIT Subsidiaries" above.

  Entity Classification

        If the Operating Partnership or any non-corporate subsidiary were treated as an association, the entity would be taxable as a corporation and, therefore, would be subject to federal income tax on its taxable income. In such a situation, the character of our assets and items of gross income would change and could preclude us from qualifying as a REIT (see "Federal Income Taxation of the Company as a REIT—Asset Tests" and "Federal Income Taxation of the Company as a REIT—Gross Income Tests" above).

        We assume for purposes of this discussion that the Operating Partnership and all of its subsidiaries (other than our TRSs and the subsidiary REITs) are classified as partnerships or disregarded as separate entities for federal income tax purposes. Pursuant to Treasury regulations under Section 7701 of the Code, a partnership will be treated as a partnership for federal income tax purposes unless it elects to be treated as a corporation or would be treated as a corporation because it is a "publicly traded partnership."

        Neither the Operating Partnership nor any of its non-corporate subsidiaries that is not a TRS has elected or will elect to be treated as a corporation. Therefore, subject to the disclosure below, the Operating Partnership and each such subsidiary will be treated as a partnership for federal income tax purposes (or, if such an entity only has one partner or member, a disregarded entity for federal income tax purposes).

        Pursuant to Section 7704 of the Code, a partnership that does not elect to be treated as a corporation nevertheless will be treated as a corporation for federal income tax purposes if it is a "publicly traded partnership" and it does not derive at least 90% of its gross income from certain specified sources of "qualifying income" within the meaning of that section. A "publicly traded partnership" is any partnership (i) the interests of which are traded on an established securities market, or (ii) the interests of which are readily tradable on a "secondary market or the substantial equivalent thereof." Operating Partnership Common Units currently are not and in the future will not be traded on an established securities market. There is a significant risk, however, that the Operating Partnership Common Units could be considered readily tradable on the substantial equivalent of a secondary market. In that event, the Operating Partnership could be treated as a "publicly traded partnership," but even then it only would be taxable as a corporation if less than 90% of its gross income were to constitute "qualifying income." Treasury regulations under Section 7704 of the Code set forth certain "safe harbors" under which interests will not be treated as "readily tradable on a secondary market (or the substantial equivalent thereof)" within the meaning of Section 7704 of the Code (the "Safe Harbors").

        "Qualifying income," for purposes of the "qualifying income" exception, generally is real property rents and other types of passive income. We believe that the Operating Partnership has had and will continue to have sufficient qualifying gross income so that it would be taxed as a partnership even if it were considered a publicly traded partnership. The gross income requirements applicable to us in order for us to qualify as a REIT under the Code and the definition of qualifying income under the publicly traded partnership rules are very similar. Although differences exist between these two income tests, we do not believe that these differences would cause the Operating Partnership not to satisfy the 90% gross income test applicable to publicly traded partnerships.

        If the Operating Partnership were taxable as a corporation, most, if not all, of the tax consequences described herein would be inapplicable. In particular, we would not qualify as a REIT because the value of our ownership interest in the Operating Partnership would exceed 5% of our assets and we would be considered to hold more than 10% of the voting securities (and more than 10% of the value of the outstanding securities) of another corporation (see "—Asset Tests" above). In this event, the value of our shares could be materially adversely affected (see "—Failure to Qualify as a REIT" above).

        Except with regard to the exercise of the right to redeem Operating Partnership Common Units and certain "permitted transfers" (generally among related individuals or entities) under the Operating Partnership's partnership agreement, no limited partner may transfer Operating Partnership Common Units without our prior written consent, as general partner of the Operating Partnership, which consent may be withheld in our sole discretion. The Operating Partnership's partnership agreement provides that we shall take such actions, if any, that are reasonably necessary or appropriate to prevent the Operating Partnership from being classified as a publicly traded partnership and, except as provided otherwise in the partnership agreement, to permit the Operating Partnership to insure that at least one of the Safe Harbors is met. We may exercise our authority, as general partner, under the partnership agreement to impose limitations on the right to redeem Operating Partnership Common Units only to the extent that outside tax counsel provides to us an opinion to the effect that, in the absence of such limitation or restriction, there is a significant risk that the Operating Partnership will be treated as a publicly traded partnership and, by reason thereof, taxable as a corporation. These limitations, if imposed, could adversely affect the interests of holders of Operating Partnership Common Units.

  Partnership Tax Allocations

        A partnership agreement generally will determine the allocation of income and loss among partners. However, such allocations will be disregarded for federal income tax purposes if they do not comply with the provisions of Section 704(b) of the Code and the regulations promulgated thereunder. Generally, Section 704(b) of the Code and the regulations promulgated thereunder require that partnership allocations respect the economic arrangement of the partners.

        If an allocation is not recognized for federal income tax purposes, the item subject to the allocation will be reallocated in accordance with the partners' interests in the partnership, which will be determined by taking into account all of the facts and circumstances relating to the economic arrangement of the partners with respect to such item. The allocations of taxable income and loss provided for in the Operating Partnership's partnership agreement and the partnership agreements and operating agreements of the non-corporate subsidiaries are intended to comply with the requirements of Section 704(b) of the Code and the regulations promulgated thereunder.

  Tax Allocations with Respect to the Hotels

        Pursuant to Section 704(c) of the Code, income, gain, loss and deduction attributable to appreciated or depreciated property, such as the hotels, that is contributed to a partnership in exchange for an interest therein must be allocated in a manner such that the contributing partner is charged with, or benefits from, the difference between the adjusted tax basis and the fair market value of such property at the time of contribution. This difference is known as built-in gain or built-in loss. The Operating Partnership's partnership agreement requires that such allocations be made in a manner consistent with Section 704(c) of the Code. In general, the partners of the Operating Partnership, including us, who contributed appreciated assets with built-in gain are allocated depreciation deductions for federal income tax purposes that are lower than such deductions would be if determined on a pro rata basis. Thus, the carryover basis of the contributed assets in the hands of the Operating Partnership may cause us to be allocated lower depreciation and other deductions, and therefore to be effectively allocated more income, which might adversely affect our ability to comply with the REIT distribution requirements and/or cause a higher proportion of our distributions to our shareholders to be taxed as dividends. See "Federal Income Taxation of the Company as a REIT—Annual Distribution Requirements" above.

        In addition, in the event of the disposition of any of the contributed assets with built-in gain, all income attributable to the built-in gain generally will be allocated to the contributing partners, even though the proceeds of such sale would be distributed proportionately among all the partners and could be retained by us rather than distributed to our shareholders. Thus, if the Operating Partnership were to sell a hotel with built-in gain that was contributed to the Operating Partnership by us, we generally would be allocated all of the income attributable to the built-in gain, which amount could exceed the economic, or "book," income allocated to us as a result of such sale. Such an allocation might cause us to recognize taxable income in excess of cash proceeds, which might adversely affect our ability to comply with the REIT distribution requirements. It should be noted that, as the general partner of the Operating Partnership, we will determine whether or not to sell a hotel that we contributed to the Operating Partnership.

        As the general partner of the Operating Partnership, we have the authority to elect the method to be used to account for built-in gain with respect to assets contributed to the Operating Partnership. Any property purchased by the Operating Partnership initially will have an adjusted tax basis equal to its fair market value, and Section 704(c) of the Code will not apply.

Federal Income Tax Consequences to RLJ Shareholders

        The following discussion describes the material federal income tax consequences to you of owning and disposing of our shares. This summary does not address state, local or non-U.S. tax consequences.

        This discussion assumes that you hold our shares as "capital assets" (generally, property held for investment within the meaning of Section 1221 of the Code). This discussion is not intended to constitute, and should not be construed as, tax advice and does not purport to discuss all aspects of U.S. federal income taxation that may be important to a particular investor in light of its investment or tax circumstances, or to investors subject to special tax rules, including:

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  tax-exempt organizations, except to the extent discussed below in "—Taxation of Tax-Exempt U.S. Shareholders";

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  broker-dealers;

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  traders in securities that elect to mark to market;

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  trusts, estates, regulated investment companies, REITs, financial institutions, insurance companies or S corporations;

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  investors subject to the alternative minimum tax provisions of the Code;

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  investors that hold their shares as part of a "hedge," "straddle," "conversion transaction," "synthetic security," or other integrated investment;

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  investors that hold their shares through a partnership or similar pass-through entity;

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  holders who receive our shares through the exercise of employee share options or otherwise as compensation;

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  persons holding 10% or more (by vote or value) of our outstanding shares, except to the extent discussed below;

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  non-U.S. shareholders (as defined in I. Material United States Federal Income Tax Consequences—the Mergers), including "qualified shareholders" as defined in Section 897(k)(3)(A) of the Code, except to the extent discussed below in "—Taxation of Non-U.S. Shareholders";

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  foreign (non-U.S.) governments;

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  persons with a "functional currency" other than the U.S. dollar;

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  U.S. expatriates; or

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  investors who are otherwise subject to special tax treatment under the Code.

  Taxation of Taxable U.S. Shareholders

        This section summarizes the U.S. federal income taxation of U.S. shareholders (as defined in I. Material United States Federal Income Tax Consequences—the Mergers) that are not tax-exempt.

  Distributions Generally

        The distributions that we make to our taxable U.S. shareholders out of current or accumulated earnings and profits that we do not designate as capital gain dividends or as qualified dividend income will be taken into account by shareholders as ordinary income when actually or constructively received. As long as we qualify as a REIT, these distributions will not be eligible for the dividends-received deduction for U.S. shareholders that are corporations. In determining the extent to which a distribution with respect to our shares constitutes a dividend for federal income tax purposes, our earnings and profits will be allocated first to distributions with respect to our preferred shares, if any, and then to our common shares. Except for dividends that we designate as qualified dividend income, dividends received from REITs are not eligible to be taxed at the preferential qualified dividend income tax rates currently available to individual U.S. shareholders who receive dividends from taxable C corporations.

        Distributions from us in excess of our current and accumulated earnings and profits will not be taxable to a U.S. shareholder to the extent that they do not exceed the adjusted basis of the U.S. shareholder's shares in respect of which the distributions were made. Rather, the distribution will reduce the adjusted basis of these shares. To the extent that such distributions exceed the adjusted basis of a U.S. shareholder's shares, the U.S. shareholder generally must include such distributions in income as long-term capital gain, or short-term capital gain if the shares have been held for one year or less. In addition, any dividend that we declare in October, November or December of any year and that is payable to a shareholder of record on a specified date in any such month will be treated as both paid by us and received by the shareholder on December 31 of such year, provided that we actually pay the dividend before the end of January of the following calendar year.

        To the extent that we have available net operating losses and capital losses carried forward from prior tax years, such losses may reduce the amount of distributions that we must make in order to comply with the REIT distribution requirements. See "Federal Income Taxation of the Company as a REIT—Annual Distribution Requirements." Such losses, however, are not passed through to U.S. shareholders and may not be used to offset income of U.S. shareholders from other sources on their income tax returns. Such losses would not affect the character of any distributions that we make, which generally are subject to tax in the hands of U.S. shareholders to the extent that we have current or accumulated earnings and profits.

  Capital Gain Dividends

        We may elect to designate distributions of our net capital gain as "capital gain dividends." Distributions that we designate as capital gain dividends generally will be taxed to U.S. shareholders as long-term capital gain, without regard to the period during which the U.S. shareholder that receives such distribution has held its shares, to the extent that such gain does not exceed our actual net capital gain for the taxable year. Designations made by us only will be effective to the extent that they comply with Revenue Ruling 89-81, which requires that distributions made to different classes of shares be composed proportionately of dividends of a particular type. If we designate any portion of a dividend as a capital gain dividend, a U.S. shareholder will receive an IRS Form 1099-DIV indicating the amount that will be taxable to the U.S. shareholder as capital gain. Corporate U.S. shareholders may be required to treat up to 20% of some capital gain dividends as ordinary income. Recipients of capital gain dividends from us that are taxed at corporate income tax rates will be taxed at the normal corporate income tax rates on these dividends.

        We may elect to retain and pay taxes on some or all of our net long term capital gain, in which case U.S. shareholders will be treated as having received, solely for U.S. federal income tax purposes, our undistributed capital gain as well as a corresponding credit or refund, as the case may be, for taxes that we paid on such undistributed capital gain. The U.S. shareholder will increase the basis in its shares by the difference between the amount of capital gain included in its income and the amount of tax it is deemed to have paid. Our earnings and profits, and the earnings and profits of U.S.

shareholders that are corporations, will be adjusted for the undistributed capital gains in accordance with Treasury regulations to be prescribed by the IRS. See "Federal Income Taxation of the Company as a REIT—Annual Distribution Requirements."

        We will classify portions of any designated capital gain dividend or undistributed capital gain as either:

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  a long-term capital gain distribution, which would be taxable to non-corporate U.S. shareholders at a maximum rate of up to 23.8% (which rate takes into account the maximum capital gain rate of 20% and the 3.8% Medicare tax on net investment income, described below under "—Medicare Tax on Net Investment Income"), and taxable to U.S. shareholders that are corporations at a maximum rate of 35%; or

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  an "unrecaptured Section 1250 gain" distribution, which would be taxable to non-corporate U.S. shareholders at a maximum rate of 25%, to the extent of previously claimed real property depreciation deductions.

        The maximum amount of dividends that we may designate as capital gain and as "qualified dividend income" (discussed below) with respect to any taxable year (effective for distributions in tax years beginning after December 31, 2014) may not exceed the dividends actually paid by us with respect to such year, including dividends paid by us in the succeeding tax year that relate back to the prior tax year for purposes of determining our dividends paid deduction.

  Qualified Dividend Income

        We may elect to designate a portion of our distributions paid to such U.S. shareholders as "qualified dividend income." A portion of a distribution that is properly designated as qualified dividend income is taxable to non-corporate U.S. shareholders as capital gain, provided that the U.S. shareholder has held the shares with respect to which the distribution is made for more than 60 days during the 121-day period beginning on the date that is 60 days before the date on which such shares became ex-dividend with respect to the relevant distribution. The maximum amount of our distributions eligible to be designated as qualified dividend income for a taxable year is equal to the sum of:

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  the qualified dividend income received by us during such taxable year from non-REIT corporations (including any TRS in which we own an interest);

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  the excess of any "undistributed" REIT taxable income recognized during the immediately preceding year over the U.S. federal income tax paid by us with respect to such undistributed REIT taxable income; and

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  the excess of any income recognized during the immediately preceding year attributable to the sale of a built-in-gain asset that was acquired in a carry-over basis transaction from a non-REIT C corporation over the U.S. federal income tax paid by us with respect to such built-in gain.

        Generally, dividends that we receive will be treated as qualified dividend income for purposes of the first bullet above if (1) the dividends are received from (a) a U.S. corporation (other than a REIT or a RIC), (b) any TRS that we may form, or (c) a "qualifying foreign corporation," and (2) specified holding period requirements and other requirements are met. If we designate any portion of a dividend as qualified dividend income, a U.S. shareholder will receive an IRS Form 1099-DIV indicating the amount that will be taxable to the holder as qualified dividend income.

  Passive Activity Losses and Investment Interest Limitations

        Distributions made by us and gain arising from the sale or exchange by a U.S. shareholder of our shares will not be treated as passive activity income. As a result, U.S. shareholders will not be able to apply any "passive losses" against income or gain relating to our shares. Distributions made by us, to the extent they do not constitute a return of capital, generally will be treated as investment income for purposes of computing the investment interest limitation. A U.S. shareholder that elects to treat capital gain dividends, capital gain from the disposition of shares, or qualified dividend income as investment income for purposes of the investment interest limitation will be taxed at ordinary income rates on such amounts. We intend to notify U.S. shareholders regarding the portions of distributions for each year that constitute ordinary income, return of capital and capital gain in compliance with the applicable IRS guidance.

  Dispositions of Our Shares

        In general, a U.S. shareholder will realize gain or loss upon the sale, redemption or other taxable disposition of our shares in an amount equal to the difference between the sum of the fair market value of any property and the amount of cash received in such disposition and the U.S. shareholder's adjusted tax basis in the shares at the time of the disposition. In general, a U.S. shareholder's adjusted basis will equal the U.S. shareholder's acquisition cost, increased by the excess for net capital gain deemed distributed to the U.S. shareholder (discussed above) less tax deemed paid on it and reduced by returns of capital.

        In general, capital gain recognized by individuals and other non-corporate U.S. shareholders upon the sale or disposition of our shares will be subject to a maximum federal income tax rate of up to 23.8% (which rate takes into account the maximum capital gain rate of 20% and the 3.8% Medicare tax on net investment income, described below), if our shares are held for more than one year, and will be taxed at ordinary income tax rates of up to 43.4% (which rate takes into account the maximum ordinary income tax rate of 39.6% and the 3.8% Medicare tax on net investment income, described below) if the shares are held for one year or less. Gains recognized by U.S. shareholders that are corporations are subject to federal income tax at a maximum rate of 35%, whether or not such gains are classified as long-term capital gain or ordinary income.

        A capital loss recognized by a U.S. shareholder upon the disposition of our shares that were held for more than one year at the time of disposition will be considered a long-term capital loss, which generally is available only to offset capital gain of the shareholder, but not ordinary income (except in the case of individuals, who may offset up to $3,000 of ordinary income each year). In addition, any loss upon a sale or exchange of our shares by a U.S. shareholder who has held the shares for six months or less, after applying holding period rules, will be treated as a long-term capital loss to the extent of distributions that we make that are required to be treated by the U.S. shareholder as long-term capital gain.

  Medicare Tax on Net Investment Income

        High-income U.S. individuals, estates, and trusts are subject to an additional 3.8% tax on net investment income. Net investment income, for this purpose, includes dividends and gain from the sale of stock. In the case of an individual, the tax will be 3.8% of the lesser of the individual's net investment income or the excess of the individual's modified adjusted gross income over an amount equal to (1) $250,000, in the case of a married individual filing a joint return or a surviving spouse, (2) $125,000, in the case of a married individual filing a separate return, or (3) $200,000 in the case of a single individual.

        U.S. shareholders should consult their tax advisors regarding the effect, if any, of this legislation on their ownership and disposition of our shares.

  Withholding on Payments in Respect of Certain Foreign Accounts

        Certain future payments made to "foreign financial institutions" and "non-financial foreign entities" may be subject to withholding at a rate of 30%. U.S. shareholders should consult their tax advisors regarding the effect, if any, of this withholding provision on their ownership and disposition of our shares. See "—Taxation of Non-U.S. Shareholders—Foreign Account Tax Compliance Act."

  Information Reporting Requirements and Backup Withholding

        We will report to our shareholders and to the IRS the amount of dividends we pay during each calendar year and the amount of tax we withhold, if any. Generally, dividend payments are not subject to withholding; however, they may be subject to backup withholding. A shareholder may be subject to backup withholding at a rate of 28% with respect to dividends, unless the holder:

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  is a corporation or is considered exempt therefrom pursuant to certain other exempt categories and, when required, demonstrates this fact; or

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  provides a taxpayer identification number, certifies as to no loss of exemption from backup withholding, and otherwise complies with the applicable requirements of the backup withholding rules.

        A shareholder who does not provide us with its correct taxpayer identification number also may be subject to penalties imposed by the IRS. Any amount paid as backup withholding will be creditable against the shareholder's U.S. federal income tax liability. In addition, we may be required to withhold a portion of any capital gain dividends paid to any shareholders who fail to certify their non-foreign status to us. For a discussion of the backup withholding rules as applied to non-U.S. shareholders, see "—Taxation of Non-U.S. Shareholders."

  Taxation of Tax-Exempt U.S. Shareholders

        U.S. tax-exempt entities, including qualified employee pension and profit sharing trusts and individual retirement accounts, generally are exempt from federal income taxation. Such entities, however, may be subject to taxation on their unrelated business taxable income, or UBTI. While some investments in real estate may generate UBTI, the IRS has ruled that dividend distributions from a REIT to a tax-exempt entity generally do not constitute UBTI. Based on that ruling, and provided that (1) a tax-exempt shareholder has not held our shares as "debt financed property" within the meaning of the Code (i.e., where the acquisition or holding of the property is financed through a borrowing by the U.S. tax-exempt shareholder), and (2) our shares are not otherwise used in an unrelated trade or business, dividend income from us and gain from the sale of our shares generally should not give rise to UBTI to a U.S. tax-exempt shareholder.

        Tax-exempt U.S. shareholders that are social clubs, voluntary employee benefit associations, supplemental unemployment benefit trusts, and qualified group legal services plans exempt from federal income taxation under Sections 501(c)(7), (c)(9), (c)(17) or (c)(20) of the Code, respectively, or single parent title-holding corporations exempt under Section 501(c)(2) of the Code whose income is payable to any of the aforementioned tax-exempt organizations, are subject to different UBTI rules. These rules generally require such shareholders to characterize distributions from us as UBTI unless the organization is able to claim properly a deduction for amounts set aside or placed in reserve for certain purposes so as to offset the income generated by its investment in our shares. These shareholders should consult with their own tax advisors concerning these set aside and reserve requirements.

        In certain circumstances, a pension trust (1) that is described in Section 401(a) of the Code, (2) that is tax exempt under Section 501(a) of the Code, and (3) that owns more than 10% of our shares, could be required to treat a percentage of the dividends as UBTI, if we are a "pension-held REIT." We will not be a pension-held REIT unless:

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  either (1) one pension trust owns more than 25% of the value of our shares, or (2) one or more pension trusts, each individually holding more than 10% of the value of our shares, collectively own more than 50% of the value of our shares; and

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  we would not have qualified as a REIT but for the fact that Section 856(h)(3) of the Code provides that shares owned by such trusts shall be treated as owned by the beneficiaries of such trusts for purposes of the requirement that not more than 50% of the value of the outstanding shares of a REIT may be owned, directly or indirectly, by five or fewer "individuals" (as defined in the Code to include certain entities).

        As a result of restrictions on the ownership and transfer of our shares contained in our declaration of trust, we do not expect to be classified as a "pension-held REIT," and, as a result, the tax treatment described above should be inapplicable to our shareholders. However, because our shares are publicly traded, we cannot guarantee that this always will be the case.

        Tax-exempt U.S. shareholders are urged to consult their tax advisors regarding the U.S. federal, state, local and foreign income and other tax consequences of owning our shares.

  Taxation of Non-U.S. Shareholders

        The following is a discussion of rules governing the federal income tax taxation of the ownership and disposition of our shares by our non-U.S. shareholders. For purposes of this summary, a "non-U.S. shareholder" is a beneficial owner of our shares that is not a U.S. shareholder (as defined above under "Federal Income Tax Consequences to RLJ Shareholders") or an entity that is treated as a partnership for U.S. federal income tax purposes. Except as specifically noted below, the discussion does not address the federal income taxation of the ownership and disposition of our shares by non-U.S. shareholders who have held more than 10% of our shares or by non-U.S. shareholders who are "qualified shareholders" as defined in Section 897(k)(3)(A) of the Code. These rules are complex, and no attempt is made herein to provide more than a brief summary of such rules. Accordingly, the discussion does not address all aspects of federal income taxation, and we urge non-U.S. shareholders to consult with their tax advisors regarding the effect of federal, state, local and non-U.S. income tax laws on the ownership and disposition of our shares.

  Distributions Generally

        As described in the discussion below, distributions made by us with respect to our shares will be treated for U.S. federal income tax purposes as:

  •
  ordinary income dividends;

  •
  return of capital distributions; or

  •
  long-term capital gain.

        This discussion assumes that our shares will continue to be considered regularly traded on an established securities market for purposes of the Foreign Investment in Real Property Tax Act of 1980, or FIRPTA, provisions described below. If our shares no longer are regularly traded on an established securities market, the tax consequences described below would materially differ.

  Ordinary Income Dividends

        A distribution made by us to a non-U.S. shareholder will be treated as an ordinary income dividend if the distribution is payable out of our earnings and profits and:

  •
  is not attributable to our net capital gain, or

  •
  the distribution is attributable to our net capital gain from the sale of "U.S. real property interests," or USRPIs, and the non-U.S. shareholder owns 10% or less of the value of a class of our shares at all times during the one-year period ending on the date of the distribution.

        In general, non-U.S. shareholders will not be considered to be engaged in a U.S. trade or business solely as a result of their ownership of our shares. In cases where the dividend income from a non-U.S. shareholder's investment in our shares is, or is treated as, effectively connected with the non-U.S. shareholder's conduct of a U.S. trade or business, the non-U.S. shareholder generally will be subject to U.S. federal income tax at graduated rates in the same manner as U.S. shareholders are taxed with respect to such dividends. Such income generally must be reported on a U.S. income tax return filed by or on behalf of the non-U.S. shareholder. The income also may be subject to the 30% branch profits tax in the case of a non-U.S. shareholder that is a corporation.

        Generally, we will withhold and remit to the IRS 30% of dividend distributions (including distributions that later may be determined to have been made in excess of current and accumulated earnings and profits) that could not be treated as FIRPTA gain distributions with respect to the non-U.S. shareholder (and that are not deemed to be capital gain dividends for purposes of FIRPTA withholding rules described below) unless:

  •
  a lower treaty rate applies and the non-U.S. shareholder files with us an IRS Form W-8BEN or W-8BEN-E evidencing eligibility for that reduced treaty rate;

  •
  the non-U.S. shareholder files an IRS Form W-8ECI with us claiming that the distribution is income effectively connected with the non-U.S. shareholder's trade or business; or

  •
  the non-U.S. shareholder is a foreign sovereign or controlled entity of a foreign sovereign and also provides an IRS Form W-8EXP claiming an exemption from withholding under section 892 of the Code.

        Tax treaties may reduce the withholding obligations on our distributions. Under most tax treaties, however, taxation rates below 30% that are applicable to ordinary income dividends from U.S. corporations may not apply to ordinary income dividends from a REIT or may apply only if the REIT meets certain additional requirements. If the amount of tax withheld with respect to a distribution to a non-U.S. shareholder exceeds the non-U.S. shareholder's U.S. federal income tax liability with respect to the distribution, the non-U.S. shareholder may file for a refund of the excess from the IRS.

  Return of Capital Distributions

        Unless (A) our shares constitute a USRPI, as described in "—Dispositions of Our Shares" below, or (B) either (1) the non-U.S. shareholder's investment in our shares is effectively connected with a U.S. trade or business conducted by such non-U.S. shareholder (in which case the non-U.S. shareholder will be subject to the same treatment as U.S. shareholders with respect to such gain), or (2) the non-U.S. shareholder is a nonresident alien individual who was present in the U.S. for 183 days or more during the taxable year and has a "tax home" in the U.S. (in which case the non-U.S. shareholder will be subject to a 30% tax on the individual's net capital gain for the year), distributions that we make which are not dividends out of our earnings and profits and are not FIRPTA gain distributions will not be subject to U.S. federal income tax. If we cannot determine at the time a distribution is made whether or not the distribution will exceed our current and accumulated earnings and profits, the distribution will be subject to withholding at the rate applicable to dividends. The non-U.S. shareholder may seek a refund from the IRS of any amounts withheld if it subsequently is determined that the distribution was, in fact, in excess of our current and accumulated earnings and profits. If our shares constitute a USRPI, as described below, distributions that we make in excess of the sum of (1) the non-U.S. shareholder's proportionate share of our earnings and profits, and (2) the non-U.S. shareholder's basis in its shares, will be taxed under FIRPTA at the rate of tax, including any applicable capital gain rates, that would apply to a U.S. shareholder of the same type (e.g., an individual or a corporation, as the case may be), and the collection of the tax will be enforced by a refundable withholding tax at a rate of 10% of the amount by which the distribution exceeds the non-U.S. shareholder's share of our earnings and profits.

  Capital Gain Dividends

        Subject to the discussion below under the section titled "—FIRPTA Distributions," a distribution made by us to a non-U.S. shareholder will be treated as long-term capital gain if the distribution is made out of our current or accumulated earnings and profits, the distribution is attributable to our net capital gain (other than from the sale of a USRPI) and we timely designate the distribution as a capital gain dividend.

        Long-term capital gain that a non-U.S. shareholder is deemed to receive from a capital gain dividend that is not attributable to the sale of a USRPI generally will not be subject to U.S. federal income tax in the hands of the non-U.S. shareholder unless:

  •
  the non-U.S. shareholder's investment in our shares is effectively connected with a U.S. trade or business of the non-U.S. shareholder, in which case the non-U.S. shareholder will be subject to the same treatment as U.S. shareholders with respect to any such gain, except that a non-U.S. shareholder that is a corporation also may be subject to the 30% branch profits tax; or

  •
  the non-U.S. shareholder is a nonresident alien individual who is present in the United States for 183 days or more during the taxable year and has a "tax home" in the United States, in which case the nonresident alien individual will be subject to a 30% tax on any such capital gains.

  FIRPTA Distributions

        From time to time, some of our distributions may be of amounts attributable to gain from the sale or exchange of USRPIs. Such distributions to a non-U.S. shareholder generally will be subject to the taxation and withholding regime applicable to ordinary income dividends only if (1) dividends are received with respect to a class of shares that is "regularly traded" on a domestic "established securities market," both as defined by applicable Treasury regulations, and (2) the non-U.S. shareholder does not own more than 10% of that class of shares at any time during the one-year period ending on the date of distribution. If both of these conditions are satisfied, qualifying non-U.S. shareholders will not be subject to FIRPTA withholding or reporting with respect to such dividends, and will not be required to pay branch profits tax. Instead, these dividends will be subject to U.S. federal income tax and withholding as ordinary dividends, currently at a 30% tax rate, unless reduced by applicable treaty. Although there can be no assurance in this regard, we believe that our common shares are "regularly traded" on a domestic "established securities market" within the meaning of applicable Treasury regulations; however, we can provide no assurance that our common shares are or will continue to be "regularly traded" on a domestic "established securities market" in future taxable years.

        Except as discussed above, for any year in which we qualify as a REIT, distributions that are attributable to gain from the sale or exchange of a USRPI are taxed to a non-U.S. shareholder as if these distributions were gains effectively connected with a trade or business in the U.S. conducted by the non-U.S. shareholder. A non-U.S. shareholder that does not qualify for the special rule discussed above will be taxed on these amounts at the normal rates applicable to a U.S. shareholder and will be required to file a U.S. federal income tax return reporting these amounts. If such a non-U.S. shareholder is a corporation, it also may owe the 30% branch profits tax under Section 884 of the Code in respect of these amounts. We or other applicable withholding agents will be required to withhold from distributions to such non-U.S. shareholders, and to remit to the IRS 35% of the amount treated as gain from the sale or exchange of USRPIs. The amount of any tax so withheld is creditable against the non-U.S. shareholder's U.S. federal income tax liability, and the non-U.S. shareholder may file for a refund from the IRS of any amount of withheld tax in excess of that tax liability.

        A non-U.S. shareholder who has held more than 10% of our shares or a non-U.S. shareholder who is a "qualified shareholder" as defined in Section 897(k)(3)(A) of the Code should consult its own tax advisors concerning the tax consequences of the our distributions attributable to gain from the sale or exchange of USRPIs.

  Undistributed Capital Gain

        Although the law is not entirely clear on the matter, it appears that amounts designated by us as undistributed capital gains in respect of our shares held by non-U.S. shareholders generally should be treated in the same manner as actual distributions by us of capital gain dividends. Under this approach, the non-U.S. shareholder would be able to offset as a credit against its U.S. federal income tax liability resulting therefrom its proportionate share of the tax paid by us on the undistributed capital gains treated as long-term capital gains to the non-U.S. shareholder, and receive from the IRS a refund to the extent its proportionate share of the tax paid by us were to exceed the non-U.S. shareholder's actual U.S. federal income tax liability on such long-term capital gain. If we were to designate any portion of our net capital gain as undistributed capital gain, a non-U.S. shareholder should consult its tax advisors regarding taxation of such undistributed capital gain.

  Dispositions of Our Shares

        Unless our shares constitute a USRPI, a sale of our shares by a non-U.S. shareholder generally will not be subject to U.S. federal income taxation under FIRPTA.

        Generally, with respect to any particular shareholder, our shares will constitute a USRPI only if each of the following three statements is true.

  •
  Fifty percent or more of our assets throughout a prescribed testing period consists of interests in real property located within the United States, excluding for this purpose, interests in real property solely in a capacity as creditor. We believe that 50% or more of our assets will consist of interests in U.S. real property.

  •
  We are not a "domestically-controlled qualified investment entity." A domestically-controlled qualified investment entity includes a REIT less than 50% of the value of which is held directly or indirectly by non-U.S. shareholders at all times during a specified testing period. Although we expect that we likely will be domestically-controlled, we cannot make any assurance that we are or will remain a domestically-controlled qualified investment entity.

  •
  Either (a) our shares are not "regularly traded," as defined by applicable Treasury regulations, on an established securities market; or (b) our shares are "regularly traded" on an established securities market but the selling non-U.S. shareholder has held over 10% of that outstanding class of shares any time during the five-year period ending on the date of the sale. We expect that our common shares will continue to be regularly traded on an established securities market.

        In addition, dispositions of our capital stock by qualified shareholders are exempt from FIRPTA, except to the extent owners of such qualified shareholders that are not also qualified shareholders own, actually or constructively, more than 10% of our capital stock. An actual or deemed disposition of our capital stock by such shareholders may also be treated as a dividend. Furthermore, dispositions of our capital stock by "qualified foreign pension funds" or entities all of the interests of which are held by "qualified foreign pension funds" are exempt from FIRPTA. Non-U.S. stockholders should consult their tax advisors regarding the application of these rules.

        Specific wash sale rules applicable to sales of shares in a domestically-controlled qualified investment entity could result in gain recognition, taxable under FIRPTA, upon the sale of our shares even if we are a domestically-controlled qualified investment entity. These rules would apply if a non-U.S. shareholder (1) disposes of our shares within a 30-day period preceding the ex-dividend date of a distribution, any portion of which, but for the disposition, would have been taxable to such non-U.S. shareholder as gain from the sale or exchange of a USRPI, (2) acquires, or enters into a contract or option to acquire, other shares during the 61-day period that begins 30 days prior to such ex-dividend date, and (3) if our shares are "regularly traded" on an established securities market in the United States, such non-U.S. shareholder has owned more than 10% of such class of outstanding shares at any time during the one-year period ending on the date of such distribution.

        If gain on the sale of our shares were subject to taxation under FIRPTA, the non-U.S. shareholder would be required to file a U.S. federal income tax return and would be subject to the same treatment as a U.S. shareholder with respect to such gain, subject to the applicable alternative minimum tax and a special alternative minimum tax in the case of non-resident alien individuals, and the purchaser of the shares could be required to withhold 15% of the purchase price and remit such amount to the IRS.

        Gain from the sale of our shares that otherwise would not be subject to FIRPTA will nonetheless be taxable in the United States to a non-U.S. shareholder as follows: (1) if the non-U.S. shareholder's investment in our shares is effectively connected with a U.S. trade or business conducted by such non-U.S. shareholder, the non-U.S. shareholder will be subject to the same treatment as a U.S. shareholder with respect to such gain, or (2) if the non-U.S. shareholder is a nonresident alien individual who was present in the United States for 183 days or more during the taxable year and has a "tax home" in the United States, the nonresident alien individual will be subject to a 30% tax on the individual's capital gain.

  Backup Withholding and Information Reporting

        The sale of our shares by a non-U.S. shareholder through a non-U.S. office of a broker generally will not be subject to information reporting or backup withholding. The sale generally is subject to the same information reporting applicable to sales through a U.S. office of a U.S. or foreign broker if the sale of shares is effected at a non-U.S. office of a broker that is:

  •
  a U.S. person;

  •
  a controlled foreign corporation for U.S. tax purposes;

  •
  a foreign person 50% or more of whose gross income is effectively connected with the conduct of a U.S. trade or business for a specified three-year period; or

  •
  a foreign partnership, if at any time during its tax year: (1) one or more of its partners are "U.S. persons," as defined in U.S. Treasury regulations, who, in the aggregate, hold more than 50% of the income or capital interest in the foreign partnership; or (2) such foreign partnership is engaged in the conduct of a U.S. trade or business.

        Backup withholding generally does not apply if the broker does not have actual knowledge or reason to know that you are a United States person and the applicable documentation requirements are satisfied. Generally, a non-U.S. shareholder satisfies the information reporting requirements by providing the IRS with Form W-8BEN or Form W-8BEN-E or an acceptable substitute. Backup withholding is not an additional tax. Any amounts that we withhold under the backup withholding rules will be refunded or credited against the non-U.S. shareholder's federal income tax liability if certain required information is furnished to the IRS. The application of information reporting and backup withholding varies depending on the shareholder's particular circumstances and, therefore, a non-U.S. shareholder is advised to consult its tax advisor regarding applicable information reporting and backup withholding requirements.

  Foreign Account Tax Compliance Act

        The Foreign Account Tax Compliance Act ("FATCA") imposes a 30% withholding tax on dividends on, and gross proceeds from the sale or other disposition of, our shares if paid to a foreign entity, unless either (i) the foreign entity is a "foreign financial institution" that undertakes certain due diligence, reporting, withholding, and certification obligations, or in the case of a foreign financial institution that is a resident in a jurisdiction that has entered into an intergovernmental agreement to implement FATCA, the entity complies with the diligence and reporting requirements of such agreement, (ii) the foreign entity is not a "foreign financial institution" and identifies certain of its U.S. investors, or (iii) the foreign entity otherwise is excepted under FATCA. The required withholding began July 1, 2014 with respect to dividends on our shares, and will begin January 1, 2019 with respect to gross proceeds from a sale or other disposition of our shares.

        If withholding is required under FATCA on a payment related to our shares, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) generally will be required to seek a refund or credit from the IRS to obtain the benefit of such exemption or reduction (provided that such benefit is available). Prospective investors should consult their tax advisors regarding the effect of FATCA in their particular circumstances.

Other Tax Considerations

Legislative or Other Actions Affecting REITs

        The rules dealing with federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Treasury Department. We cannot give you any assurances as to whether, or in what form, any proposals affecting REITs or their shareholders will be enacted. Changes to the federal tax laws and interpretations thereof could adversely affect an investment in our shares.

  State, Local and Foreign Taxes

        We, our subsidiaries, and/or our shareholders may be subject to state, local or foreign taxation in various jurisdictions, including those in which we or they transact business, own property or reside. We own properties located in numerous U.S. jurisdictions and may be required to file tax returns in some or all of those jurisdictions. Our state and local tax treatment and the state, local and foreign tax treatment of our shareholders may not conform to the federal income tax treatment discussed above. Prospective shareholders should consult their tax advisors regarding the application and effect of state, local and foreign income and other tax laws on an investment in our shares.

        A portion of our income is earned through our TRSs. The TRSs are subject to federal, state and local income tax at the full applicable corporate rates. In addition, a TRS will be limited in its ability to deduct interest payments in excess of a certain amount made directly or indirectly to us. To the extent that our TRSs and we are required to pay federal, state or local taxes, we will have less cash available for distribution to shareholders.

  Tax Shelter Reporting

        If a holder of our shares recognizes a loss as a result of a transaction with respect to our shares of at least (1) $2 million or more in a single taxable year or $4 million or more in a combination of taxable years, for a shareholder that is an individual, S corporation, trust, or a partnership with at least one non-corporate partner, or (2) $10 million or more in a single taxable year or $20 million or more in a combination of taxable years, for a shareholder that is either a corporation or a partnership with only corporate partners, such shareholder may be required to file a disclosure statement with the IRS on Form 8886. Direct holders of portfolio securities are in many cases exempt from this reporting requirement, but holders of REIT securities currently are not exempt. The fact that a loss is reportable under these Treasury regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. The Code imposes significant penalties for failure to comply with these requirements. Shareholders should consult their tax advisers concerning any possible disclosure obligation with respect to the receipt or disposition of our shares, or transactions that we might undertake directly or indirectly. Moreover, shareholders should be aware that we and other participants in the transactions in which we are involved (including their advisors) might be subject to disclosure or other requirements pursuant to these regulations.

 COMPARATIVE SHARE PRICES AND DIVIDENDS

        RLJ Common Shares are listed for trading on the NYSE under the symbol "RLJ." FelCor Common Stock is listed for trading on the NYSE under the symbol "FCH." The following table presents trading information for RLJ Common Shares and FelCor Common Stock on April 21, 2017, the last trading day before public announcement of the Mergers, and July 14, 2017, the latest practicable trading day before the date of this joint proxy statement/prospectus.

	RLJ Common Shares			FelCor Common Stock
Date	High	Low	Close	High	Low	Close
April 21, 2017	$23.73	$23.53	$23.60	$7.36	$7.29	$7.32
July 14, 2017	$19.81	$19.42	$19.67	$7.10	$6.95	$7.08

        For illustrative purposes, the following table provides FelCor equivalent per share information on each of the specified dates. FelCor equivalent per share amounts are calculated by multiplying the per share price of each RLJ Common Share by 0.362, the Common Exchange Ratio, and rounded up or down to the nearest cent.

	RLJ Common Shares			FelCor Common Stock
Date	High	Low	Close	High	Low	Close
April 21, 2017	$23.73	$23.53	$23.60	$8.59	$8.52	$8.54
July 14, 2017	$19.81	$19.42	$19.67	$7.17	$7.03	$7.12

Market Prices and Dividend Data

        The following tables set forth the high and low prices of RLJ Common Shares and FelCor Common Stock as reported on the NYSE, and the quarterly cash dividends per share, for the calendar quarters indicated.

RLJ

	High	Low	Dividend
2017
Third Quarter (through July 14, 2017)	$20.51	$19.24	—
Second Quarter	$23.98	$19.12	$0.33
First Quarter	$25.01	$21.86	$0.33
2016
First Quarter	$23.33	$16.15	$0.33
Second Quarter	$22.81	$18.86	$0.33
Third Quarter	$24.60	$20.58	$0.33
Fourth Quarter	$25.10	$18.92	$0.33
2015
First Quarter	$36.25	$29.90	$0.33
Second Quarter	$32.09	$28.73	$0.33
Third Quarter	$32.14	$25.00	$0.33
Fourth Quarter	$27.52	$21.48	$0.33
2014
First Quarter	$27.28	$23.65	$0.22
Second Quarter	$29.00	$25.00	$0.22
Third Quarter	$30.64	$27.76	$0.30
Fourth Quarter	$34.47	$27.95	$0.30
2013
First Quarter	$22.82	$19.72	$0.21
Second Quarter	$24.00	$20.53	$0.21
Third Quarter	$24.70	$22.28	$0.21
Fourth Quarter	$25.57	$22.60	$0.24

FelCor

	High	Low	Dividend
2017
Third Quarter (through July 14, 2017)	$7.43	$6.95	—
Second Quarter	$8.20	$6.74	$0.06
First Quarter	$9.13	$7.00	$0.06
2016
First Quarter	$8.17	$5.47	$0.06
Second Quarter	$8.08	$5.68	$0.06
Third Quarter	$7.19	$6.00	$0.06
Fourth Quarter	$8.44	$6.07	$0.06
2015
First Quarter	$12.43	$9.70	$0.04
Second Quarter	$12.29	$9.64	$0.04
Third Quarter	$10.87	$6.88	$0.04
Fourth Quarter	$8.63	$6.83	$0.06
2014
First Quarter	$9.35	$7.49	$0.02
Second Quarter	$10.61	$8.59	$0.02
Third Quarter	$10.92	$9.16	$0.02
Fourth Quarter	$11.18	$8.99	$0.04
2013
First Quarter	$6.03	$4.71	—
Second Quarter	$6.47	$5.38	—
Third Quarter	$6.33	$5.49	—
Fourth Quarter	$8.23	$5.83	$0.02

        Because the Common Exchange Ratio will not be adjusted for changes in the market price of either RLJ Common Shares or shares of FelCor Common Stock, the market value of the shares of RLJ Common Shares that holders of FelCor Common Stock will have the right to receive on the date the Mergers are completed may vary significantly from the market value of the RLJ Common Shares that holders of FelCor Common Stock would receive if the Mergers were completed on the date of this joint proxy statement/prospectus. As a result, you should obtain recent market prices of RLJ Common Shares and shares of FelCor Common Stock prior to voting your shares. See "Risk Factors—Risks Related to the Mergers" beginning on page 35.

UNAUDITED COMPARATIVE PER SHARE INFORMATION

        The following table sets forth for the year ended December 31, 2016 and the three months ended March 31, 2017, selected per share information for RLJ Common Shares on a historical and pro forma combined basis and for FelCor Common Stock on a historical and pro forma equivalent basis. Except for the historical information as of and for the year ended December 31, 2016, the information in the table is unaudited. You should read the table below together with the historical consolidated financial statements and related notes thereto of RLJ and FelCor contained in RLJ's Annual Report on Form 10-K for the year ended December 31, 2016 and FelCor's Annual Report on Form 10-K for the year ended December 31, 2016, as amended, and each of RLJ's and FelCor's respective Quarterly Reports on Form 10-Q for the quarter ended March 31, 2017, which are incorporated herein by reference into this joint proxy statement/prospectus. See "Where You Can Find More Information and Incorporation by Reference" beginning on page 210.

        The FelCor pro forma equivalent per common share amounts were calculated by multiplying the RLJ pro forma amounts by the exchange ratio of 0.362.

	RLJ			FelCor
	Historical	Pro Forma Combined		Historical(1)	Pro Forma Combined(2)
For the year ended December 31, 2016
Net income per common share, basic and diluted	$1.61	$1.07		$0.01	$0.39
Dividends declared per share	$1.32	N/A	(3)	$0.24	N/A	(3)
For the quarter ended March 31, 2017
Net income (loss) per common share, basic and diluted	$0.17	$(0.11)		$(0.30)	$(0.04)
Dividends declared per share	$0.33	N/A	(3)	$0.06	N/A	(3)
As of March 31, 2017
Net book value per common share	$17.73	$19.84		$0.93	$7.18

(1)
The FelCor historical per share information has been adjusted to reflect a probable significant disposition as if it occurred on January 1, 2016 and March 31, 2017 for the operating results and financial position, respectively.

(2)
Represents per share of FelCor Common Stock results based on equivalent RLJ Common Shares to be issued under the Merger Agreement as of June 26, 2017 and based on RLJ's closing price on June 26, 2017.

(3)
Pro forma dividends per common share is not presented as the dividend policy for the Combined Company will be determined by the RLJ Board following the completion of the Mergers. It is anticipated that the initial per share dividend will be $1.32 annually paid on a quarterly basis.

 DESCRIPTION OF RLJ CAPITAL SHARES

General

        The following is a summary of some of the terms of RLJ's capital shares, the RLJ declaration of trust, as amended, RLJ's bylaws, as amended, and certain provisions of the Maryland REIT law. You should read the RLJ declaration of trust and the RLJ bylaws and the applicable provisions of Maryland law for complete information on RLJ's capital shares. The following summary is not complete and is subject to, and qualified in its entirety by reference to, the provisions of the RLJ declaration of trust and bylaws. To obtain copies of these documents, see "Where You Can Find More Information and Incorporation by Reference" beginning on page 210.

        The description of RLJ capital shares in this section applies to the capital shares of the Combined Company after the REIT Merger. For additional information, see "Comparison of Rights of RLJ Shareholders and FelCor Stockholders" beginning on page 190.

Shares Authorized

        RLJ's declaration of trust provides that RLJ may issue up to 450,000,000 RLJ Common Shares and 50,000,000 preferred shares of beneficial interest, par value $0.01 per share (the "RLJ Preferred Shares"). RLJ's declaration of trust authorizes the RLJ Board to amend the declaration of trust to increase or decrease the aggregate number of authorized common shares or the number of shares of any class or series without shareholder approval.

Shares Outstanding

        As of July 6, 2017, 124,639,939 RLJ Common Shares were issued and outstanding and no RLJ Preferred Shares were issued and outstanding. Upon consummation of the REIT Merger, the Combined Company is expected to have approximately 175,312,607 million RLJ Common Shares and 12,879,475 RLJ Series A Preferred Shares issued and outstanding.

Common Shares

Voting Rights

        Subject to the provisions of RLJ's declaration of trust regarding the restrictions on transfer and ownership of shares of beneficial interest and except as may otherwise be specified in the terms of any class or series of shares of beneficial interest, each outstanding RLJ Common Share entitles the holder to one vote on all matters submitted to a vote of shareholders, including the election of trustees, and, except as provided with respect to any other class or series of shares of beneficial interest, the holders of such RLJ Common Shares will possess the exclusive voting power. There is no cumulative voting in the election of trustees.

        Under the Maryland statute governing REITs formed under the laws of that state (the "Maryland REIT law"), a Maryland REIT generally cannot amend its declaration of trust or merge with another entity unless declared advisable by a majority of its board of trustees and approved by the affirmative vote of shareholders holding at least two-thirds of the shares entitled to vote on the matter unless a lesser percentage (but not less than a majority of all the votes entitled to be cast on the matter) is set forth in the REIT's declaration of trust. RLJ's declaration of trust provides that these actions (other than certain amendments to the provisions of the declaration of trust related to the removal of trustees, the restrictions on ownership and transfer of shares and the termination of RLJ's existence) may be taken if declared advisable by a majority of the RLJ Board and approved by the vote of shareholders holding a majority of the votes entitled to be cast on the matter.

Dividends, Distributions, Liquidation and Other Rights

        Subject to the preferential rights of any other class or series of shares and to the provisions of RLJ's declaration of trust regarding the restrictions on transfer and ownership of shares, holders of RLJ Common Shares are entitled to receive dividends on such RLJ Common Shares if, as and when authorized by the RLJ Board, and declared by RLJ out of assets legally available therefor. Such holders also are entitled to share ratably in the assets of RLJ legally available for distribution to shareholders in the event of RLJ's liquidation, dissolution or winding up after payment or establishment of reserves for all debts and other liabilities of RLJ and any shares with preferential rights related thereto.

        Holders of RLJ Common Shares have no preference, conversion, exchange, sinking fund or redemption rights, have no preemptive rights to subscribe for any securities of RLJ and have no appraisal rights. Subject to the provisions of RLJ's declaration of trust regarding the restrictions on transfer and ownership of shares, RLJ Common Shares will have equal dividend, liquidation and other rights.

Preferred Shares

        Pursuant to articles supplementary to be filed by RLJ prior to the REIT Merger effective time, RLJ will issue 12,950,000 RLJ Preferred Shares as $1.95 Series A Cumulative Convertible Preferred Shares, par value $0.01 per share (the RLJ Series A Preferred Shares).

Preemptive Rights

        The holders of RLJ Series A Preferred Shares have no preemptive rights and are not subject to any sinking fund. Unless converted or redeemed by RLJ into RLJ Common Shares, RLJ Series A Preferred Shares will have a perpetual term, with no maturity.

Ranking

        RLJ Series A Preferred Shares will rank senior to RLJ Common Shares, with respect to the payment of dividends and any distributions upon liquidation, dissolution or winding up. So long as any RLJ Series A Preferred Shares are outstanding, RLJ may authorize, reclassify, create or increase the authorized amount of any class of shares having rights senior to RLJ Series A Preferred Shares only if such action is approved by the affirmative vote of at least 66 2/3% of the votes entitled to be cast by the holders of RLJ Series A Preferred Shares and every other series of parity shares outstanding, acting as a single class regardless of series, in addition to any other vote of RLJ's shareholders required by law. However, no such vote of the holders of RLJ Series A Preferred Shares shall be required in connection with such authorization, creation, or increase in the authorized amount of a senior class if provision is made for the redemption of all RLJ Series A Preferred Shares at the time outstanding. RLJ may create additional classes of securities, increase the authorized number of preferred shares or issue series of preferred shares ranking junior to, or on parity with, RLJ Series A Preferred Shares, without the vote or consent of any holder of RLJ Series A Preferred Shares.

Dividends

        Holders of RLJ Series A Preferred Shares are entitled to receive, when, as and if declared by the RLJ Board, out of funds legally available for payment, cash dividends in an amount per share equal to the greater of $1.95 per annum or the cash distributions declared or paid for the corresponding period (determined as of the record date for each of the respective quarterly dividend payment dates referred to below) on the number of RLJ Common Shares, or portion thereof, into which an RLJ Series A Preferred Share is then convertible. Dividends on RLJ Series A Preferred Shares, for the quarterly periods commencing January 1, April 1, July 1 and October 1 of each year, are payable quarterly in arrears on the last calendar day of January, April, July and October of each year. Dividends are cumulative and accumulations of dividends on the shares of RLJ Series A Preferred Shares do not bear interest. Dividends payable on RLJ Series A Preferred Shares are computed on the basis of a 360-day year consisting of twelve 30-day months.

        Except as provided in the next sentence, no dividend will be declared or paid, or set apart for payment, on any parity shares unless full cumulative dividends have been, or contemporaneously are, declared and paid, or set apart for payment, on RLJ Series A Preferred Shares for all prior dividend periods and the then current dividend period. If accrued dividends on RLJ Series A Preferred Shares and any parity shares for all prior dividend periods have not been paid in full, then any dividend declared on RLJ Series A Preferred Shares and any parity shares for any dividend period will be declared ratably in proportion to accrued and unpaid dividends on RLJ Series A Preferred Shares and any parity shares.

        Unless full cumulative dividends then required to be paid on RLJ Series A Preferred Shares and any parity shares have been, or contemporaneously are, declared and paid, or set apart for payment, RLJ will not declare, pay or set apart funds for the payment of any dividend or other distribution with respect to any junior shares or redeem, purchase or otherwise acquire for consideration any junior shares, subject to certain exceptions as described in RLJ's declaration of trust. Notwithstanding the foregoing limitations, RLJ may, at any time, acquire shares of RLJ Common Shares, without regard to rank, for the purpose of preserving its status as a REIT.

        As used for these purposes,

  •
  the term "dividend" does not include dividends or distributions payable solely in shares of junior shares, or in options, warrants or rights to holders of junior shares to subscribe for or purchase any junior shares;

  •
  the term "junior shares" shall mean RLJ Common Shares and any other class or series of shares of RLJ over which RLJ Series A Preferred Shares has preference or priority in the payment of dividends or in the distribution of assets on any liquidation, dissolution or winding up of RLJ.; and

  •
  the term "parity shares" means any other class or series of RLJ shares now or hereafter issued and outstanding that ranks equally with RLJ Series A Preferred Shares as to the payment of dividends and amounts upon the liquidation, dissolution or winding up of RLJ.

Optional Redemption

        RLJ may exercise its option to redeem the RLJ Series A Preferred Shares, in whole or in part, only if, for 20 trading days within any period of 30 consecutive trading day period, including the last trading day of that period, the closing price of the RLJ Common Shares on the NYSE equals or exceeds the conversion price per share (initially, $89.09 per share, subject to adjustment as described below). In order to exercise this redemption option, RLJ must issue a press release announcing the redemption prior to the opening of business on the second trading day after the foregoing conditions have been met. Notice of redemption will be given by mail or by publication in The Wall Street Journal or The New York Times or, if neither is then being published, in any other daily newspaper of national circulation (with subsequent prompt notice by mail) to the holders of RLJ Series A Preferred Shares not more than four business days after RLJ issues the press release.

        Upon redemption in accordance with this procedure, each RLJ Series A Preferred Shares so redeemed shall be, at the option of RLJ:

  •
  converted into a number of shares of RLJ Common Shares equal to the liquidation preference (excluding any accrued and unpaid dividends) of the RLJ Series A Preferred Shares divided by the conversion price as of the opening of business on the call date; or

  •
  redeemed in cash at a per share amount equal to the aggregate market value (determined as of the date of the notice of redemption) of such number of RLJ Common Shares into which the RLJ Series A Preferred Shares are then convertible divided by the then current conversion price.

        On the redemption date, RLJ must pay on each share of RLJ Series A Preferred Shares to be redeemed any accrued and unpaid dividends, in arrears, for any full dividend period ending on or prior to the redemption date. In the case of a redemption date falling after a dividend payment record date and prior to the related payment date, the holders of RLJ Series A Preferred Shares at the close of business on that record date will be entitled to receive the dividend payable on those shares on the corresponding dividend payment date, notwithstanding the redemption of their shares prior to the dividend payment date. Except as provided for in the preceding sentence, no payment or allowance will be made for accrued dividends on any RLJ Series A Preferred Shares called for redemption or on the RLJ Common Shares issuable upon that redemption.

        Unless full cumulative dividends then required to be paid on RLJ Series A Preferred Shares and any parity shares have been, or contemporaneously are, declared and paid, or declared and a sum sufficient for the payment thereof set apart for payment, RLJ Series A Preferred Shares may not be redeemed in whole or in part, and RLJ may not, except as set forth in the following sentence, redeem, purchase or otherwise acquire for consideration any RLJ Series A Preferred Shares, other than pursuant to a purchase or exchange offer made on the same terms to all holders of RLJ Series A Preferred Shares. Notwithstanding the foregoing limitations, RLJ may, at any time, acquire RLJ Common Shares, without regard to rank, for the purpose of preserving its status as a REIT.

        On and after the date fixed for redemption, provided that RLJ has made available at the office of the registrar and transfer agent a sufficient number of RLJ Common Shares or a sufficient amount of cash to effect the redemption, dividends will cease to accrue on RLJ Series A Preferred Shares called for redemption, those shares shall no longer be deemed to be outstanding and all rights of the holders of those RLJ Series A Preferred Shares shall cease, except for the right to receive the RLJ Common Shares or any cash payable upon redemption, without interest from the date of redemption, and except that, in the case of a redemption date after a dividend payment record date and prior to the related dividend payment date, holders of RLJ Series A Preferred Shares on the dividend payment record date will be entitled on the dividend payment date to receive the dividend payable on those shares. At the close of business on the redemption date, each holder of RLJ Series A Preferred Shares (unless RLJ defaults in the delivery of the RLJ Common Shares or cash) will be, without any further action, deemed a holder of the number of RLJ Common Shares for which RLJ Series A Preferred Shares is redeemable, or be entitled to receive the cash amount applicable to those shares.

        Fractional shares will not be issued upon redemption of RLJ Series A Preferred Shares, but, in lieu thereof, RLJ will pay a cash adjustment based on the current market price of RLJ Common Shares on the day prior to the redemption date.

Liquidation Preference

        The holders of RLJ Series A Preferred Shares are entitled to receive, in the event of any liquidation, dissolution or winding up of RLJ, whether voluntary or involuntary, a liquidation preference (the "Series A Liquidation Preference") of $25.00 per share of RLJ Series A Preferred Shares, plus an amount per share of RLJ Series A Preferred Shares equal to all accrued and unpaid dividends, whether or not earned or declared, to the date of final distribution to such holders and will not be entitled to any other payment.

        Until the holders of RLJ Series A Preferred Shares have been paid the Series A Liquidation Preference in full, no payment will be made to any holder of junior shares upon the liquidation, dissolution or winding up of RLJ. If, upon any liquidation, dissolution or winding up of RLJ, the assets of RLJ or proceeds thereof distributable among the holders of RLJ Series A Preferred Shares and any parity shares are insufficient to pay in full the Series A Liquidation Preference and the liquidation preference applicable to any parity shares, then those assets will be distributed among the holders of RLJ Series A Preferred Shares and any parity shares, ratably, in accordance with the respective amounts that would be payable on those shares if all amounts payable on those shares were to be paid in full. Neither a consolidation nor merger of RLJ with another corporation, a statutory share exchange by RLJ, nor a sale or transfer of all or substantially all of RLJ's assets will be considered a liquidation, dissolution or winding up, voluntary or involuntary, of RLJ.

Voting Rights

        If six quarterly dividends, whether or not consecutive, payable on RLJ Series A Preferred Shares, or any parity shares, are in arrears, whether or not earned or declared, the number of trustees then constituting the RLJ Board will be increased by two, and the holders of shares of RLJ Series A Preferred Shares and any other parity shares, voting together as a single class, which are referred to as the voting preferred shares, will have the right to elect two additional trustees to serve on the RLJ Board. This voting right will be applicable to any annual meeting or special meeting of shareholders, or a properly called special meeting of the holders of the voting preferred shares, until all the delinquent dividends on the voting preferred shares have been paid and dividends for the then current dividend period have been paid or declared and set aside for payment.

        The approval by the affirmative vote of at least 66 2/3% of the votes entitled to be cast by the holders of the outstanding RLJ Series A Preferred Shares and any parity shares similarly affected, voting together as a single class, is required in order to:

  •
  amend RLJ's declaration of trust to affect materially and adversely the rights, preferences or voting power of the holders of RLJ Series A Preferred Shares and the parity shares; or

  •
  authorize, reclassify, create or increase the authorized amount of any class of stock having rights senior to RLJ Series A Preferred Shares with respect to the payment of dividends or amounts upon the liquidation, dissolution or winding up of RLJ.

        RLJ may, however, increase the authorized number of shares of preferred shares and may create additional classes of parity shares and junior shares, increase the authorized number of shares of parity shares junior shares and issue additional series of parity shares and junior shares, all without the consent of any holder of RLJ Series A Preferred Shares.

        Except as required by law, the holders of RLJ Series A Preferred Shares will not be entitled to vote on any merger or consolidation involving RLJ or a sale, lease or transfer of all or substantially all of RLJ's assets. See "Conversion Price Adjustments" below.

Conversion Rights

        RLJ Series A Preferred Shares are convertible, in whole or in part, at any time, at the option of the holders, into a number of RLJ Common Shares obtained by dividing the aggregate liquidation preference (equal to $25.00 per share of RLJ Series A Preferred Shares), excluding any accrued but unpaid dividends, by an initial conversion price of $89.09 per share of RLJ Common Shares (equivalent to a conversion rate of 0.2806 shares of RLJ Common Shares for each share of RLJ Series A Preferred Shares), subject to adjustment as described below ("Conversion Price Adjustments"). The right to convert shares of RLJ Series A Preferred Shares called for redemption will terminate at the close of business on the redemption date. For information as to notices of redemption, see "Optional Redemption" above.

        Conversion of RLJ Series A Preferred Shares, or a specified portion thereof, may be effected by delivering a certificate or certificates evidencing these shares, together with written notice of conversion and a proper assignment of the certificate or certificates to RLJ or in blank, to the office or agency to be maintained by RLJ for that purpose. That office is currently the principal corporate trust office of Wells Fargo Shareowners Services.

        Each conversion will be deemed to have been effected immediately prior to the close of business on the date on which the certificates for RLJ Series A Preferred Shares shall have been surrendered and notice shall have been received by RLJ as aforesaid (and if applicable, payment of an amount equal to the dividend payable on those shares shall have been received by RLJ as described below), and the conversion shall be at the conversion price in effect at that time and date.

        Holders of RLJ Series A Preferred Shares at the close of business on a dividend payment record date will be entitled to receive the dividend payable on those shares on the corresponding dividend payment date, notwithstanding the conversion of those shares following the dividend payment record date and prior to the dividend payment date. RLJ Series A Preferred Shares surrendered for conversion during the period between the close of business on any dividend payment record date and the opening of business on the corresponding dividend payment date (except shares converted after the issuance by RLJ of a notice of redemption providing for a redemption date during that period, which shares will be entitled to the dividend), however, must be accompanied by payment of an amount equal to the dividend payable on those shares on the dividend payment date. A holder of RLJ Series A Preferred Shares on a dividend payment record date who (or whose transferee) tenders any shares for conversion into RLJ Common Shares on a dividend payment date will receive the dividend payable by RLJ on those RLJ Series A Preferred Shares on that date, and the converting holder need not include payment of the amount of the dividend upon surrender of RLJ Common Shares for conversion. Except as provided above, RLJ will make no payment or allowance for unpaid dividends, whether or not in arrears, on converted shares or for dividends on the RLJ Common Shares issued upon conversion.

        Fractional shares will not be issued upon conversion, but, in lieu thereof, RLJ will pay a cash adjustment based on the current market price of the RLJ Common Shares on the day prior to the conversion date.

Conversion Price Adjustments

        The conversion price is subject to adjustment upon certain events, including:

  •
  payments of dividends (and other distributions) in RLJ Common Shares;

  •
  subdivisions, combinations and reclassifications of RLJ Common Shares; and

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  distributions to all holders of RLJ Common Shares of shares of capital stock (other than RLJ Common Shares) or evidences of RLJ's indebtedness or assets (including securities, but excluding those dividends, rights, warrants and distributions referred to above for which an adjustment previously has been made and excluding permitted common shares cash distributions, as described below); or

  •
  issuances to all holders of RLJ Common Shares certain rights, options or warrants entitling them to subscribe for or purchase RLJ Common Shares at a price per share less than the fair market value per share of RLJ Common Shares.

        As used for these purposes, "permitted common shares cash distribution" means cash dividends and distributions paid with respect to RLJ Common Shares after December 31, 2016, not in excess of the sum of RLJ's cumulative undistributed net earnings at December 31, 2016, plus the cumulative amount of funds from operations, as determined by the RLJ Board on a basis consistent with RLJ's financial reporting practices, after December 31, 2016, minus the cumulative amount of dividends accrued or paid on RLJ Series A Preferred Shares or any other class of preferred stock after January 1, 2017.

        In addition to the foregoing adjustments, RLJ will be permitted to make such reductions in the conversion price as it considers to be advisable in order that any event treated for federal income tax purposes as a dividend of stock or stock rights will not be taxable to the holders of RLJ Common Shares, or, if that is not possible, to diminish any income taxes that are otherwise payable because of such event.

        In case RLJ shall be a party to any transaction (including, without limitation, a merger, consolidation, statutory share exchange, tender offer for all or substantially all of the RLJ Common Shares or sale of all or substantially all of RLJ's assets), in each case as a result of which RLJ Common Shares will be converted into the right to receive stock, securities or other property (including cash or any combination thereof), each share of RLJ Series A Preferred Shares, if convertible after the consummation of the transaction, will thereafter be convertible into the kind and amount of shares of stock and other securities and property receivable (including cash or any combination thereof) upon the consummation of such transaction by a holder of that number of shares, or fraction thereof, of RLJ Common Shares into which one share of RLJ Series A Preferred Shares was convertible immediately prior to such transaction (assuming that a holder of RLJ Common Shares failed to exercise any rights of election and received per share the kind and amount received per share by a plurality of non-electing shares). RLJ may not become a party to any of these transactions unless the terms thereof are consistent with the foregoing.

        No adjustment of the conversion price will be required to be made in any case until cumulative adjustments amount to one percent or more of the conversion price. Any adjustments not so required to be made will be carried forward and taken into account in subsequent adjustments.

Power to Reclassify the Unissued RLJ Common Shares or RLJ Preferred Shares

        RLJ's declaration of trust authorizes the RLJ Board to classify and reclassify any unissued RLJ Common Shares or RLJ Preferred Shares into other classes or series of shares and to establish the number of shares in each class or series and to set the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption for each such class or series.

Power to Increase or Decrease Authorized RLJ Common Shares and Issue Additional RLJ Common Shares and RLJ Preferred Shares

        The RLJ Board may amend RLJ's declaration of trust to increase or decrease the aggregate number of shares or the number of shares of any class or series that RLJ has the authority to issue, without shareholder approval.

Certain Provisions of Maryland Law and RLJ's Declaration of Trust and Bylaws

  The RLJ Board of Trustees

        RLJ's declaration of trust and bylaws provide that the number of trustees of RLJ may be established by the RLJ Board, but may not be fewer than two nor more than 15. RLJ's declaration of trust and bylaws provide that any vacancy, including a vacancy created by an increase in the number of trustees, may be filled only by a majority of the remaining trustees, even if the remaining trustees do not constitute a quorum. Any individual elected to fill such vacancy will serve for the remainder of the full term and until a successor is duly elected and qualifies.

        Pursuant to RLJ's bylaws, each of RLJ's trustees will be elected by RLJ's shareholders to serve until the next annual meeting of shareholders and until his or her successor is duly elected and qualifies under Maryland law. Holders of RLJ Common Shares will have no right to cumulative voting in the election of trustees. Trustees will be elected by a majority of all the votes cast at a meeting of shareholders duly called and at which a quorum is present; provided, however, that if on the record date for such meeting the number of trustee nominees exceeds the number of trustees to be elected, then a plurality of all the votes cast at a meeting of shareholders duly called and at which a quorum is present shall be sufficient. For purposes of the election of trustees, a majority of the votes cast means the number of shares voted for a trustee must exceed the number of shares voted against that trustee. Any incumbent trustee who does not receive a majority of the votes cast by shareholders entitled to vote with respect to the election of that trustee shall tender his or her resignation to the RLJ Board for consideration by the nominating and corporate governance committee of the RLJ Board. The nominating and corporate governance committee will make a recommendation to the RLJ Board on whether to accept or reject the resignation, or whether other action should be taken. The RLJ Board will act on the recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results. Notwithstanding the foregoing, RLJ's bylaws require the RLJ Board to accept any such resignation if the nominee has received more votes against than for his or her election at each of two consecutive annual meetings of shareholders.

        RLJ's bylaws provide that at least a majority of RLJ's trustees must be "independent," with independence being defined in the manner established by the RLJ Board and in a manner consistent with listing standards established by the NYSE.

  Removal of Trustees

        RLJ's declaration of trust provides that, subject to the rights of holders of one or more classes or series of RLJ Preferred Shares to elect or remove one or more trustees, a trustee may be removed only for cause (as defined in RLJ's declaration of trust) and only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of trustees and that the RLJ Board has the exclusive power to fill vacant trusteeships, even if the remaining trustees do not constitute a quorum. These provisions may preclude shareholders from removing incumbent trustees and filling the vacancies created by such removal with their own nominees.

  Business Combinations

        Under provisions of the MGCL that apply to Maryland REITs, certain "business combinations" (including a merger, consolidation, share exchange or, in certain circumstances specified under the statute, an asset transfer or issuance or reclassification of equity securities) between a Maryland REIT and any interested shareholder, or an affiliate of such an interested shareholder, are prohibited for five years after the most recent date on which the interested shareholder becomes an interested shareholder. Maryland law defines an interested shareholder as:

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  any person who beneficially owns, directly or indirectly, 10% or more of the voting power of the trust's outstanding voting shares; or

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  an affiliate or associate of the trust who, at any time within the two-year period prior to the date in question, was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the then-outstanding voting shares of the trust.

        A person is not an interested shareholder under the statute if the RLJ Board approves in advance the transaction by which the person otherwise would have become an interested shareholder. In approving a transaction, however, the RLJ Board may provide that its approval is subject to compliance at or after the time of the approval, with any terms and conditions determined by the RLJ Board.

        After the five-year prohibition, unless, among other conditions, the trust's common shareholders receive a minimum price (as described under Maryland law) for their shares and the consideration is received in cash or in the same form as previously paid by the interested shareholder for its shares, any business combination between the trust and an interested shareholder generally must be recommended by the board of trustees and approved by the affirmative vote of at least:

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  80% of the votes entitled to be cast by holders of outstanding voting shares of the trust; and

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  two-thirds of the votes entitled to be cast by holders of voting shares of the trust other than shares held by the interested shareholder with whom (or with whose affiliate) the business combination is to be effected or shares held by an affiliate or associate of the interested shareholder.

        These provisions of the MGCL do not apply, however, to business combinations that are approved or exempted by a trust's board of trustees prior to the time that the interested shareholder becomes an interested shareholder. Pursuant to the statute, the RLJ Board has determined to opt out of the business combination provisions of the MGCL and, consequently, the five-year prohibition and, accordingly, the supermajority vote requirements will not apply to business combinations between RLJ and an interested shareholder, unless the RLJ Board in the future alters or repeals this resolution. As a result, any person who later becomes an interested shareholder may be able to enter into business combinations with RLJ without compliance by RLJ with the supermajority vote requirements and the other provisions of the statute.

        The RLJ Board may not determine to become subject to such business combination provisions in the future without shareholder approval. An alteration or repeal of the resolution of the RLJ Board will not have any effect on any business combinations that have been consummated or upon any agreements existing at the time of such modification or repeal.

  Control Share Acquisitions

        Maryland law provides that "control shares" of a Maryland REIT acquired in a "control share acquisition" have no voting rights except to the extent approved at a special meeting of shareholders by the affirmative vote of two-thirds of the votes entitled to be cast on the matter, excluding shares in a Maryland REIT in respect of which any of the following persons is entitled to exercise or direct the exercise of the voting power of such shares in the election of trustees: (1) a person who makes or proposes to make a control share acquisition; (2) an officer of the trust; or (3) an employee of the trust who is also a trustee of the trust. "Control shares" are voting shares that, if aggregated with all other such shares previously acquired by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing trustees within one of the following ranges of voting power:

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  one-tenth or more but less than one-third;

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  one-third or more but less than a majority; or

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  a majority or more of all voting power.

Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained shareholder approval. A "control share acquisition" means the acquisition, directly or indirectly, of ownership of, or the power to direct the exercise of voting power with respect to, issued and outstanding control shares, subject to certain exceptions.

        A person who has made or proposes to make a control share acquisition, upon satisfaction of certain conditions (including an undertaking to pay expenses and making an "acquiring person statement" as described in the MGCL), may compel the RLJ Board to call a special meeting of shareholders to be held within 50 days of demand to consider the voting rights of the control shares. If no request for a special meeting is made, RLJ may present the question at any shareholders meeting.

        If voting rights of control shares are not approved at the meeting or if the acquiring person does not deliver an "acquiring person statement" as required by Maryland law, then, subject to certain conditions and limitations, the trust may redeem any or all of the control shares (except those for which voting rights have previously been approved) for fair value. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of shareholders at which the voting rights of such shares are considered and not approved. If voting rights for control shares are approved at a shareholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other shareholders may exercise appraisal rights, unless appraisal rights are eliminated under the declaration of trust. RLJ's declaration of trust eliminates all appraisal rights of shareholders. The control share acquisition statute does not apply (1) to shares acquired in a merger, consolidation or share exchange if RLJ is a party to the transaction or (2) to acquisitions approved or exempted by the declaration of trust or bylaws of the trust.

        RLJ's bylaws contain a provision exempting from the control share acquisition statute any and all acquisitions by any person of RLJ Common Shares. The RLJ Board may not amend or eliminate such provision without shareholder approval.

  Subtitle 8 of Title 3 of the Maryland General Corporation Law

        Subtitle 8 of Title 3 of the MGCL ("Section 8") permits a Maryland REIT with a class of equity securities registered under the Exchange Act and at least three independent trustees to elect to be subject, by provision in its declaration of trust or bylaws or a resolution of its board of trustees and notwithstanding any contrary provision in the declaration of trust or bylaws, to any or all of the following five provisions:

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  a classified board;

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  a two-thirds shareholder vote requirement for removing a trustee;

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  a requirement that the number of trustees be fixed only by vote of the trustees;

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  a requirement that a vacancy on the board be filled only by the remaining trustees and for the remainder of the full term of the class of trustees in which the vacancy occurred; and

  •
  a requirement that requires the request of the holders of at least a majority of all votes entitled to be cast to call a special meeting of shareholders.

        RLJ has opted out of all of the provisions of Subtitle 8 and must receive the approval of a majority of shareholders casting votes on the matter to opt in to any of the provisions of Subtitle 8; however, pursuant to provisions in RLJ's declaration of trust and bylaws unrelated to Subtitle 8, RLJ currently (1) requires the affirmative vote of the holders of not less than two-thirds of all of the votes entitled to be cast on the matter for the removal of any trustee from the RLJ Board, which removal will be allowed only for cause, and (2) requires, unless called by the Executive Chairman of the RLJ Board, the President or Chief Executive Officer or the RLJ Board, the written request of shareholders entitled to cast a majority of all votes entitled to be cast at such meeting to call a special meeting. In addition, provisions in RLJ's declaration of trust and bylaws provide that the number of trustees may be determined by the RLJ Board and that RLJ's trustees may fill vacancies on the RLJ Board and, therefore, pursuant to provisions in the MGCL, shareholders will not have the authority to determine the number of trustees on the RLJ Board or to fill vacancies on the RLJ Board other than vacancies resulting from the removal of a trustee.

  Amendment of RLJ's Declaration of Trust and Bylaws and Approval of Extraordinary Transactions

        Under the Maryland REIT law, a Maryland REIT generally cannot amend its declaration of trust or merge with another entity unless declared advisable by a majority of the board of trustees and approved by the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter unless a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter, is set forth in the REIT's declaration of trust. RLJ's declaration of trust provides that such actions (other than certain amendments to the provisions of RLJ's declaration of trust related to the removal of trustees, the restrictions on ownership and transfer of RLJ's shares and termination of the trust) may be taken if declared advisable by a majority of the RLJ Board and approved by the vote of shareholders holding a majority of the votes entitled to be cast on the matter.

        RLJ's bylaws may be altered, amended or repealed, and new bylaws adopted, by the vote of a majority of the entire RLJ Board or by a vote of the holders of not less than a majority of all the shares of RLJ then outstanding and entitled to be cast on the matter.

  Meetings of Shareholders

        Under RLJ's bylaws, annual meetings of shareholders will be held each year at a date and time as determined by the RLJ Board. Special meetings of shareholders may be called only by a majority of the trustees then in office, by the Executive Chairman of the RLJ Board, RLJ's President or RLJ's Chief Executive Officer. Additionally, subject to the provisions of RLJ's bylaws, special meetings of the shareholders shall be called by RLJ's Secretary upon the written request of shareholders entitled to cast at least a majority of the votes entitled to be cast at such meeting. Only matters set forth in the notice of the special meeting may be considered and acted upon at such a meeting. Maryland law and RLJ's bylaws provide that any action required or permitted to be taken at a meeting of shareholders may be taken without a meeting by unanimous written consent, if that consent sets forth that action and is signed by each shareholder entitled to vote on the matter.

  Advance Notice of Trustee Nominations and New Business

        RLJ's bylaws provide that, with respect to an annual meeting of shareholders, nominations of persons for election to the RLJ Board and the proposal of business to be considered by shareholders at the annual meeting may be made only:

  •
  pursuant to RLJ's notice of the meeting;

  •
  by or at the direction of the RLJ Board; or

  •
  by a shareholder who was a shareholder of record both at the time of giving of the notice of the meeting and at the time of the annual meeting, who is entitled to vote at the meeting and who has complied with the advance notice procedures set forth in RLJ's bylaws.

        With respect to special meetings of shareholders, only the business specified in RLJ's notice of meeting may be brought before the meeting of shareholders. The proposal of business to be considered by shareholders at a special meeting may be made only at the written request of a majority of all votes entitled to be cast at such meeting, which complies with the procedures set forth in RLJ's bylaws pertaining to special meetings.

        The purpose of requiring shareholders to give advance notice of nominations and other proposals is to afford the RLJ Board the opportunity to consider the qualifications of the proposed nominees or the advisability of the other proposals and, to the extent considered necessary by the RLJ Board, to inform shareholders and make recommendations regarding the nominations or other proposals. The advance notice procedures also permit a more orderly procedure for conducting RLJ shareholder meetings. Although RLJ's bylaws do not give the RLJ Board the power to disapprove timely shareholder nominations and proposals, RLJ's bylaws may have the effect of precluding a contest for the election of trustees or proposals for other action if the proper procedures are not followed, and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of trustees to the RLJ Board or to approve its own proposal.

  Anti-takeover Effect of Certain Provisions of Maryland Law and RLJ's Declaration of Trust and Bylaws

        The provisions of RLJ's declaration of trust on removal of trustees and the advance notice provisions of RLJ's bylaws could delay, defer or prevent a transaction or a change in control of RLJ that might involve a premium price for holders of RLJ Common Shares or otherwise be in the best interests of RLJ's shareholders. Likewise, if the RLJ Board were to opt into the business combination provisions of the MGCL or certain of the provisions of Subtitle 8 of Title 3 of the MGCL, with shareholder approval, if the provision in RLJ's bylaws opting out of the control share acquisition provisions of the MGCL were amended or rescinded or if the RLJ Board opted in to the Maryland Business Combination Act (Subtitle 6 of Title 3 of the MGCL), these provisions of the MGCL could have similar anti-takeover effects.

  Indemnification and Limitation of Trustees' and Officers' Liability

        The Maryland REIT law permits a Maryland REIT to include in its declaration of trust a provision limiting the liability of its trustees and officers to the trust and its shareholders for money damages except for liability resulting from actual receipt of an improper benefit or profit in money, property or services or active and deliberate dishonesty established by a final judgment as being material to the cause of action. RLJ's declaration of trust contains such a provision that eliminates such liability to the maximum extent permitted by Maryland law.

        The Maryland REIT law permits a Maryland REIT to indemnify and advance expenses to its trustees, officers, employees and agents to the same extent as permitted by the MGCL for directors and officers of a Maryland corporation. The MGCL permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or are threatened to be made a party by reason of their service in those or other capacities unless it is established that:

  •
  the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty;

  •
  the director or officer actually received an improper personal benefit in money, property or services; or

  •
  in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.

        However, under the MGCL, a Maryland corporation may not indemnify a director or officer for an adverse judgment in a suit by or in the right of the corporation or if the director or officer was adjudged liable on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses.

        In addition, the MGCL permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of:

  •
  a written affirmation by such director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation; and

  •
  a written undertaking by such director or officer or on such director's or officer's behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the director did not meet the standard of conduct.

        RLJ's declaration of trust and bylaws obligate RLJ, to the maximum extent permitted by Maryland law in effect from time to time, to indemnify and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to:

  •
  any present or former trustee or officer (including any individual who, at RLJ's request, serves or has served as a director, trustee, officer, partner, member, employee or agent of another REIT, corporation, partnership, company, joint venture, trust, employee benefit plan or any other enterprise) against any claim or liability to which he or she may become subject by reason of service in such capacity; and

  •
  any present or former trustee or officer who has been successful in the defense of a proceeding to which he or she was made a party by reason of service in such capacity.

        RLJ's declaration of trust and bylaws also permit RLJ, with the approval of the RLJ Board, to indemnify and advance expenses to any person who served a predecessor of RLJ's in any of the capacities described above and to any employee or agent of RLJ's company or a predecessor of RLJ's company.

        In addition, upon completion of RLJ's initial public offering, RLJ entered into indemnification agreements with each of RLJ's trustees and executive officers that provide for indemnification to the maximum extent permitted by Maryland law.

        Insofar as the foregoing provisions permit indemnification of trustees, officers or persons controlling RLJ for liability arising under the Securities Act, RLJ has been informed that, in the opinion of the SEC, this indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Restrictions on Ownership and Transfer

        In order to qualify as a REIT under the Code, RLJ's shares must be beneficially owned by 100 or more persons during at least 335 days of a taxable year of 12 months (other than the first year for which an election to be a REIT has been made) or during a proportionate part of a shorter taxable year. Also, no more than 50% of the value of RLJ's outstanding shares (after taking into account options to acquire common shares) may be owned, directly, indirectly, or through attribution, by five or fewer individuals (as defined in the Code to include certain entities) at any time during the last half of a taxable year (other than the first year for which an election to be a REIT has been made).

        Because the RLJ Board believes that it is essential for RLJ to qualify as a REIT, RLJ's declaration of trust, subject to certain exceptions, contains restrictions on the number of RLJ's shares of beneficial interest that a person may own.

        In order to assist RLJ in complying with the limitations on the concentration of ownership of RLJ's shares imposed by the Code, RLJ's declaration of trust generally prohibits any person or entity (other than a person or entity who has been granted an exception) from directly or indirectly, beneficially or constructively, owning more than 9.8% of the aggregate of RLJ's outstanding common shares, by value or by number of shares, whichever is more restrictive, or 9.8% of the aggregate of the outstanding preferred shares of any class or series, by value or by number of shares, whichever is more restrictive. However, RLJ's declaration of trust permits (but does not require) exceptions to be made for shareholders provided that the RLJ Board determines that such exceptions will not jeopardize RLJ's qualification as a REIT.

        RLJ's declaration of trust also prohibits any person from (1) beneficially or constructively owning RLJ's shares of beneficial interest that would result in RLJ being "closely held" under Section 856(h) of the Code, (2) transferring RLJ's shares if such transfer would result in RLJ being beneficially owned by fewer than 100 persons (determined without regard to any rules of attribution), (3) beneficially or constructively owning RLJ's shares that would result in RLJ owning (directly or constructively) 10% or more of the ownership interest in a tenant of its real property if income derived from such tenant for RLJ's taxable year would result in more than a de minimis amount of non-qualifying income for purposes of the REIT tests that, taking into account any other non-qualifying gross income of RLJ's, would cause RLJ to fail to satisfy an applicable REIT gross income requirement, and (4) beneficially or constructively owning RLJ's shares that would cause RLJ otherwise to fail to qualify as a REIT, including, but not limited to, as a result of any "eligible independent contractor" (as defined in Section 856(d)(9)(A) of the Code) that operates a "qualified lodging facility" (as defined in Section 856(d)(9)(D)(i) of the Code) on behalf of a taxable REIT subsidiary, or TRS, failing to qualify as such. Any person who acquires or attempts or intends to acquire beneficial ownership of RLJ's shares that will or may violate any of the foregoing restrictions on transferability and ownership will be required to give notice immediately to RLJ and provide RLJ with such other information as RLJ may request in order to determine the effect of such transfers on RLJ's qualification as a REIT. The foregoing restrictions on transferability and ownership will not apply if the RLJ Board determines that it is no longer in RLJ's best interest to attempt to qualify, or to qualify, or to continue to qualify, as a REIT. In addition, the RLJ Board may determine that compliance with the foregoing restrictions is no longer required for RLJ's qualification as a REIT.

        The RLJ Board, in its sole discretion, may waive the 9.8% ownership limit for common shares or preferred shares for a shareholder that is not an individual if such shareholder provides information and makes representations to the board that are satisfactory to the board, in its reasonable discretion, to establish that such person's ownership in excess of the 9.8% limit for common or preferred shares would not jeopardize RLJ's qualification as a REIT. As a condition of granting the waiver, the RLJ Board, in its sole discretion, may require a ruling from the IRS, or an opinion of counsel in either case in form and substance satisfactory to the RLJ Board in order to determine or ensure RLJ's qualification as a REIT.

        In addition, the RLJ Board from time to time may increase the share ownership limits. However, the share ownership limits may not be increased if, after giving effect to such increase, five or fewer individuals could own or constructively own in the aggregate, more than 49.9% in value of the shares then outstanding.

        If any transfer of RLJ's shares of beneficial interest occurs which, if effective, would result in any person beneficially or constructively owning shares in excess, or in violation, of the above transfer or ownership limitations, known as a prohibited owner, then that number of shares, the beneficial or constructive ownership of which otherwise would cause such person to violate the transfer or ownership limitations (rounded up to the nearest whole share), will be automatically transferred to a charitable trust for the exclusive benefit of a charitable beneficiary, and the prohibited owner will not acquire any rights in such shares. This automatic transfer will be considered effective as of the close of business on the business day before the violative transfer. If the transfer to the charitable trust would not be effective for any reason to prevent the violation of the above transfer or ownership limitations, then the transfer of that number of shares that otherwise would cause any person to violate the above limitations will be void. RLJ shares held in the charitable trust will continue to constitute issued and outstanding shares. The prohibited owner will not benefit economically from ownership of any shares held in the charitable trust, will have no rights to dividends or other distributions and will not possess any rights to vote or other rights attributable to the shares held in the charitable trust. The trustee of the charitable trust will be designated by RLJ and must be unaffiliated with RLJ or any prohibited owner and will have all voting rights and rights to dividends or other distributions with respect to shares held in the charitable trust, and these rights will be exercised for the exclusive benefit of the trust's charitable beneficiary. Any dividend or other distribution paid before RLJ's discovery that shares have been transferred to the trustee will be paid by the recipient of such dividend or distribution to the trustee upon demand, and any dividend or other distribution authorized but unpaid will be paid when due to the trustee. Any dividend or distribution so paid to the trustee will be held in trust for the trust's charitable beneficiary. Subject to Maryland law, effective as of the date that such shares have been transferred to the charitable trust, the trustee, in its sole discretion, will have the authority to:

  •
  rescind as void any vote cast by a prohibited owner prior to RLJ's discovery that such shares have been transferred to the charitable trust; and

  •
  recast such vote in accordance with the desires of the trustee acting for the benefit of the trust's charitable beneficiary.

However, if RLJ has already taken irreversible corporate action, then the trustee will not have the authority to rescind and recast such vote.

        Within 20 days of receiving notice from RLJ that shares have been transferred to the charitable trust, and unless RLJ buys the shares first as described below, the trustee will sell the shares held in the charitable trust to a person, designated by the trustee, whose ownership of the shares will not violate the share ownership limits in RLJ's declaration of trust. Upon the sale, the interest of the charitable beneficiary in the shares sold will terminate and the trustee will distribute the net proceeds of the sale to the prohibited owner and to the charitable beneficiary. The prohibited owner will receive the lesser of:

  •
  the price paid by the prohibited owner for the shares or, if the prohibited owner did not give value for the shares in connection with the event causing the shares to be held in the charitable trust (for example, in the case of a gift or devise), the market price of the shares on the day of the event causing the shares to be held in the charitable trust; and

  •
  the price per share received by the trustee from the sale or other disposition of the shares held in the charitable trust (less any commission and other expenses of a sale).

        The trustee may reduce the amount payable to the prohibited owner by the amount of dividends and distributions paid to the prohibited owner and owed by the prohibited owner to the trustee. Any net sale proceeds in excess of the amount payable to the prohibited owner will be paid immediately to the charitable beneficiary. If, before RLJ's discovery that RLJ's shares have been transferred to the charitable trust, such shares are sold by a prohibited owner, then:

  •
  such shares will be deemed to have been sold on behalf of the charitable trust; and

  •
  to the extent that the prohibited owner received an amount for such shares that exceeds the amount that the prohibited owner was entitled to receive as described above, the excess must be paid to the trustee upon demand.

        In addition, shares held in the charitable trust will be deemed to have been offered for sale to RLJ, or RLJ's designee, at a price per share equal to the lesser of:

  •
  the price per share in the transaction that resulted in such transfer to the charitable trust (or, in the case of a gift or devise, the market price at the time of the gift or devise); and

  •
  the market price on the date we, or RLJ's designee, accepts such offer.

        RLJ may reduce the amount payable to the prohibited owner by the amount of dividends and distributions paid to the prohibited owner and owed by the prohibited owner to the trustee. RLJ may pay the amount of such reduction to the trustee for the benefit of the charitable beneficiary. RLJ will have the right to accept the offer until the trustee has sold the shares held in the charitable trust. Upon such a sale to RLJ, the interest of the charitable beneficiary in the shares sold will terminate and the trustee will distribute the net proceeds of the sale to the prohibited owner and any dividends or other distributions held by the trustee will be paid to the charitable beneficiary.

        All certificates representing RLJ's shares will bear a legend referring to the restrictions described above.

        Every shareholder of record of more than 5% (or such lower percentage as required by the Code or the regulations promulgated thereunder) in value of the outstanding shares will be required to give written notice to RLJ within 30 days after the end of each taxable year stating the name and address of each actual owner, the number of shares of each class and series of shares that the each actual owner beneficially owns and a description of the manner in which such shares are held. Each such shareholder shall provide to RLJ such additional information as RLJ may request in order to determine the effect, if any, of such beneficial ownership on RLJ's status as a REIT and to ensure compliance with the ownership limitations. In addition, each shareholder shall upon demand be required to provide to RLJ such information as RLJ may request, in good faith, in order to determine RLJ's status as a REIT and to comply with the requirements of any taxing authority or governmental authority or to determine such compliance.

        These share ownership limitations could delay, deter or prevent a transaction or a change in control that might involve a premium price for holders of RLJ Common Shares or might otherwise be in the best interest of RLJ's shareholders.

  REIT Qualification

        RLJ's declaration of trust provides that the RLJ Board may revoke or otherwise terminate RLJ's REIT election, without approval of RLJ's shareholders, if RLJ determines that it is no longer in RLJ's best interests to attempt to qualify, or to continue to qualify, as a REIT.

Stock Exchange Listing

        RLJ Common Shares are listed on the NYSE under the symbol "RLJ."

        Following the REIT Merger, the RLJ Series A Preferred Shares will be listed on the NYSE under the symbol "RLJprA."

Transfer Agent and Registrar

        The transfer agent and registrar for RLJ Common Shares and RLJ Series A Preferred Shares is Wells Fargo Shareowners Services, a division of Wells Fargo Bank N.A.

COMPARISON OF RIGHTS OF RLJ SHAREHOLDERS AND FELCOR STOCKHOLDERS

        Both RLJ and FelCor are organized in Maryland. The rights of RLJ shareholders are governed by the Maryland REIT Law, the RLJ declaration of trust and bylaws and certain provisions of the Maryland General Corporation Law, or the MGCL, that are incorporated in the Maryland REIT Law. The rights of FelCor stockholders are governed by the MGCL and FelCor's articles of amendment and restatement (the "FelCor Charter") and bylaws. Upon consummation of the Mergers, the rights of the former FelCor stockholders who receive RLJ Common Shares or RLJ Series A Preferred Shares will be governed by the Maryland REIT Law and the RLJ declaration of trust and bylaws of RLJ. Upon consummation of the Mergers, holders of FelCor Series A Preferred Stock will receive RLJ Series A Preferred Shares having the preferences, rights and privileges materially unchanged from the preferences, rights and privileges of the FelCor Series A Preferred Stock as described above in "Description of RLJ Capital Shares—Preferred Shares."

        The following is a summary of the material differences as of the date of this joint proxy statement/prospectus between the rights of RLJ shareholders and the rights of FelCor stockholders under the governing documents of RLJ and FelCor and the above-described laws which govern RLJ and FelCor. The following summary is qualified in its entirety by reference to the relevant provisions of (i) Maryland law, (ii) the RLJ declaration of trust, (iii) the FelCor Charter, (iv) the RLJ bylaws and (v) the FelCor bylaws.

        As a general matter, the laws relating to entities governed by the MGCL and entities governed by the Maryland REIT Law are comparable, although there are some differences and as a general matter the Maryland REIT Law grants fewer express statutory rights to shareholders and provides greater flexibility to the entity to establish rights and terms in the RLJ declaration of trust. Pursuant to the RLJ declaration of trust, RLJ has elected to be subject to certain provisions of the MGCL.

        This section does not include a complete description of all differences between the rights of RLJ shareholders and FelCor stockholders, nor does it include a complete description of the specific rights of such holders. Furthermore, the identification of some of the differences in the rights of such holders is not intended to indicate that other differences that may be equally important do not exist. You are urged to read carefully the relevant provisions of Maryland law, as well as the governing instruments of each of RLJ and FelCor, each as amended, restated, supplemented or otherwise modified from time to time, copies of which are available, without charge, to any person, including any beneficial owner to whom this joint proxy statement/prospectus is delivered, by following the instructions listed under "Where You Can Find More Information" beginning on page 210.

	Rights of RLJ common shareholders (which will be the rights of common shareholders of the Combined Company following the REIT Merger)	Rights of FelCor common stockholders
Corporate Governance	RLJ is a Maryland REIT, formed pursuant to the Maryland REIT Law, that has elected to be taxed as a REIT.	FelCor is a Maryland corporation, incorporated pursuant to the MGCL, that has elected to be taxed as a REIT.
	The rights of RLJ shareholders are governed by the Maryland REIT Law, the RLJ declaration of trust and the RLJ bylaws.	The rights of FelCor stockholders are governed by the MGCL, the FelCor Charter and the FelCor bylaws.
Authorized Capital Stock

RLJ is authorized to issue 500,000,000 shares, consisting of (i) 450,000,000 common shares of beneficial interest, $0.01 par value per share and (ii) 50,000,000 preferred shares of beneficial interest, $0.01 par value per share.

FelCor is authorized to issue 220,000,000 shares of stock, consisting of (i) 200,000,000 shares of common stock, having a par value of $0.01 per share and (ii) 20,000,000 shares of preferred stock, having a par value of $0.01 per share.

	As of July 6, 2017, there were 124,639,939 RLJ Common Shares outstanding. RLJ has no preferred shares outstanding.	As of July 6, 2017, there were 138,421,753 shares of FelCor Common Stock and 12,879,475 shares of FelCor Series A Preferred Stock outstanding.

	Rights of RLJ common shareholders (which will be the rights of common shareholders of the Combined Company following the REIT Merger)	Rights of FelCor common stockholders
Voting Rights

Subject to the provisions of any class or series of shares then outstanding or as otherwise required by law, each holder of RLJ shares is entitled to one vote per share on each matter presented to the RLJ shareholders.

Subject to the provisions of any class or series of shares then outstanding or as otherwise required by law, the RLJ shareholders are entitled to vote only on the following matters: (i) election and removal of trustees; (ii) amendment of the RLJ declaration of trust; (iii) termination of RLJ; (iv) merger or consolidation RLJ, or the sale or disposition of all or substantially all of the assets of RLJ; (v) such other matters with respect to which the RLJ Board has adopted a resolution declaring that a proposed action is advisable and directing that the matter be submitted to the RLJ shareholders for approval or ratification; and (f) such other matters as may be properly brought before a meeting by an RLJ shareholder pursuant to the RLJ bylaws.

Each holder of FelCor Common Stock is entitled to one vote per share on all matters upon which the FelCor stockholders are entitled to vote.

Subject to the rights of the holders of any series of preferred stock, the holders of FelCor Common Stock possess all of the voting power of the capital stock of FelCor and have the exclusive right to vote upon, authorize and approve any and all matters which may properly come before the FelCor stockholders.

With the exception of the election and removal of trustees and any matter as may be properly brought before a meeting by an RLJ shareholder, no action that would bind RLJ and the trustees may be taken without the prior recommendation of the trustees.

Size of Board

The number of trustees, which must be between two and fifteen, may be changed by the RLJ Board. Currently, the RLJ Board consists of seven directors.

Upon completion of the Mergers, the board of trustees of the Combined Company will be increased to eight trustees.

The number of directors, which must be between three and nine, unless otherwise determined from time to time by resolution adopted by the affirmative vote of at least 80% of the members of the FelCor Board, may be changed by the FelCor Board. Currently, the FelCor Board consists of 10 directors.

Election of Trustees and Directors

The RLJ bylaws provide that trustees must receive a majority of all votes at a meeting of shareholders duly called and at which a quorum is present in order to be elected; provided, however, that if the number of trustee nominees exceeds the number of trustees to be elected, then a plurality of all the votes cast at a meeting of shareholders duly called and at which a quorum is present shall be sufficient.

The FelCor bylaws provide that directors must receive a majority of all votes at a meeting of stockholders duly called and at which a quorum is present in order to be elected; provided, however, that if the number of director nominees exceeds the number of directors to be elected, then a plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient.

Removal of Trustees and Directors

Subject to the rights of holders of one or more classes or series of RLJ preferred shares to elect or remove one or more trustees, any trustee may be removed at any time, but only for cause and then only by the affirmative vote of the holders of not less than two-thirds of the votes entitled to be cast generally in the election of trustees.

Any director or the entire FelCor Board may be removed by the holders of a majority of the shares entitled to vote at an election of directors; provided, however, any such removal shall be for cause; and provided, further, that if the FelCor stockholders of any class of the capital stock are entitled separately to elect one or more directors, such directors may not be removed except by the affirmative vote of a majority of all of the shares of such class or series entitled to vote for such directors.

	Rights of RLJ common shareholders (which will be the rights of common shareholders of the Combined Company following the REIT Merger)	Rights of FelCor common stockholders
Filling Vacancies on Board

Any vacancy on the RLJ Board shall be filled, at any regular meeting or at any special meeting called for that purpose, by a majority of the trustees, even if the remaining trustees do not constitute a quorum.

Except with respect to any directors who have been or may be elected separately by the holders of FelCor preferred stock, should a vacancy in the FelCor Board occur, such vacancy shall be filled by the affirmative vote of a majority of the remaining directors, even though less than a quorum of the FelCor Board. Any director so elected may qualify as an independent director only if such director has received the affirmative vote of at least a majority of the remaining independent directors, if any.

Amendment of the RLJ declaration of trust and the FelCor Charter

Under the Maryland REIT Law, a Maryland REIT generally cannot amend its declaration of trust unless declared advisable by its board of trustees and approved by the affirmative vote of the RLJ shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland REIT may provide in its declaration of trust for approval of an amendment to the declaration of trust by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter.

Under the MGCL, a Maryland corporation generally cannot amend its charter unless declared advisable by the board of directors and approved by the affirmative vote of the FelCor stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of a charter amendment by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter.

The RLJ declaration of trust provides than an amendment to the RLJ declaration of trust may be approved by the affirmative vote of the holders of a majority of the total number of shares entitled to vote, except that the affirmative vote of the holders of not less than two-thirds of the shares outstanding and entitled to be cast on the matter shall be necessary to amend Section 5.3, Article VII or Section 12.2 of the RLJ declaration of trust.

The FelCor Charter provides for a majority vote on these matters, except that (i) amendments to Article IV, Sections D., E. or G. of the FelCor Charter shall be valid only if approved by the affirmative vote of the majority of the members of the FelCor Board and adopted by the affirmative vote of at least two-thirds of all votes entitled to be cast on the matter and (ii) amendments to Article V of the FelCor Charter shall be valid only if approved by the affirmative vote of at least 80% of the members of the FelCor Board and approved by the affirmative vote of at least three-fourths of all votes entitled to be case on the matter.

Amendment of Bylaws

The RLJ bylaws may be altered, amended or repealed by the vote of a majority of the entire RLJ Board or by a vote of the holders of not less than a majority of all the shares of RLJ then outstanding and entitled to be cast on the matter.

The FelCor Board has the sole and exclusive power and authority to make, alter or repeal the FelCor bylaws.
Special Meetings of Shareholders / Stockholders

RLJ's bylaws provide that special meeting of stockholders may be called by the Executive Chairman or Chairman of the RLJ Board, the Chief Executive Officer, the President or a majority of the trustees. A special meeting of the shareholders shall be called by the Secretary of RLJ upon the written request of the RLJ shareholders entitled to cast not less than a majority of all votes entitled to be cast at any such meeting. Such request shall state the purpose or purposes of the meeting and the matters proposed to be acted on at such meeting.

FelCor's bylaws and the FelCor Charter provide that special meetings of the stockholders, for any purpose or purposes, unless otherwise provided by statute or by the FelCor Charter, may be called at any time by the Chairman, the Chief Executive Officer or the President and shall be called by the Secretary at the request in writing of a majority of the FelCor Board, a majority of the independent directors, or, subject to the provisions of Sections 2-502(b) and (c) of the MGCL, at the request in writing of the FelCor stockholders entitled to cast not less than 25% of the votes entitled to be cast at the meeting.

	Rights of RLJ common shareholders (which will be the rights of common shareholders of the Combined Company following the REIT Merger)	Rights of FelCor common stockholders
Business transacted at the special meeting of stockholders will be limited to the purposes stated in the notice.

Advance Notice Provisions for Shareholder / Stockholder Nominations and Shareholder / Stockholder Business Proposals	The RLJ bylaws provide that, with respect to an annual meeting of shareholders, nominations of individuals for election to the RLJ Board and the proposal of business other than nominations of trustees to be considered by the RLJ shareholders at an annual meeting of shareholders may be made only:

•

pursuant to the notice of the meeting (or any supplement thereto) given by or at the direction of the RLJ Board;

•

otherwise by or at the direction of the RLJ Board; or

•

by an RLJ shareholder who was an RLJ shareholder of record both at the time of giving of notice of the meeting and at the time of the annual meeting, who is entitled to vote at the meeting in the election of trustees or on the proposal of other business, as the case may be, and who complied with the notice provisions as set forth in the RLJ bylaws

In general, notice of shareholder nominations or business for an annual meeting must be delivered not earlier than 150 days nor later than 120 days prior to the first anniversary of the date of the proxy statement for the preceding year's annual meeting, unless the annual meeting is advanced or delayed more than 30 days from the anniversary of the date of the preceding year's annual meeting, in which case notice must be delivered not earlier than the 150th day nor later than the later of the 120th day prior to the annual meeting or the 10th day following the day on which public announcement of the date of the meeting is first made. Notice of shareholder nominations for a special meeting must be delivered not earlier than the 150th day prior to the special meeting, and not later than the later of the 120th day prior to the special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and the nominees proposed by the RLJ Board to be elected at such meeting.

The FelCor bylaws provide that only such business shall be conducted at an annual meeting of stockholders as has been properly brought before the meeting. For business to be properly brought before the meeting it must be:

•

authorized by the FelCor Board and specified in the notice, or a supplemental notice, of the meeting;

•

otherwise brought before the meeting by or at the direction of the FelCor Board or the chairman of the meeting; or

•

otherwise properly brought before the meeting by a FelCor stockholder, whether such business is included in FelCor's proxy statement or information statement or a proxy statement prepared by one or more FelCor stockholders.

In general, notice of stockholder nominations or business for an annual meeting must be delivered not earlier than 120 days nor later than 90 days prior to the anniversary date of the preceding year's annual meeting of stockholders, unless no annual meeting was held in the previous year or the annual meeting is advanced or delayed more than 30 days from the anniversary of the date of the preceding year's annual meeting, in which case notice must be delivered not later than the later of the 10th day following the day on which the first public disclosure of the date of the annual meeting was made or the 90th day before the date of the meeting. Notice of stockholder nominations for a special meeting must be delivered not later than the later of the 10th day following the day on which the first public disclosure of the date of the annual meeting was made or the 90th day before the date of the meeting.

Notice of Shareholder / Stockholder Meetings

Not less than 10 days nor more than 90 days before each meeting of shareholders, the secretary shall give notice to each RLJ shareholder entitled to vote at such meeting and to each RLJ shareholder not entitled to vote who is entitled to notice of the meeting. In the case of special meetings, such notice must state the purpose for which the meeting is called.

Unless otherwise provided by law, the notice of any stockholder meeting shall be given not less than 10 days nor more than 90 days before the date of the meeting, to each FelCor stockholder entitled to vote at the meeting and to each other FelCor stockholder entitled to notice of the meeting. In the case of special meetings, such notice must state the purpose for which the meeting is called.

	Rights of RLJ common shareholders (which will be the rights of common shareholders of the Combined Company following the REIT Merger)	Rights of FelCor common stockholders
Limits on Ownership and Transfer of Shares

Except with regard to any persons exempted by the RLJ Board, no person may at any time beneficially own or constructively own shares of any class of RLJ shares in excess of 9.8% of the total number of shares of such class of equity shares outstanding. In addition, no person shall beneficially own or constructively own shares of RLJ to the extent that (1) such beneficial ownership constructive ownership of shares would result in RLJ being "closely held" under Section 856(h) of the Code, (2) such beneficial ownership or constructive ownership would result in (a) RLJ owning (directly or indirectly) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived be RLJ from such tenant for the taxable year of RLJ during which such determination is being made would reasonably be expected to equal or exceed the lesser of (I) one percent (1%) of RLJ's gross income (as determined for purposes of Section 856(c) of the Code), or (II) an amount that would cause RLJ to fail to satisfy any of the gross income requirements of Section 856(c) of the Code or (b) any manager or operator of a "qualified lodging facility," within the meaning of Section 856(d)(9)(D) of the Code, leased by RLJ (or any subsidiary of RLJ) to one of its taxable REIT subsidiaries with respect to RLJ failing to qualify as an "eligible independent contractor," within the meaning of Section 856(d)(9)(A) of the Code, in either case if the income derived by RLJ from such tenant or such taxable REIT subsidiary, taking into account any other income of RLJ that would not qualify under the gross income requirements of Section 856(c) of the Code, would (or in the sole judgment of the RLJ Board, could) cause RLJ to fail to satisfy any of such gross income requirements; or (3) such beneficial ownership or constructive ownership of shares would result in RLJ otherwise failing to qualify as a REIT.

Except with regard to any persons exempted by the FelCor Board, no person may at any time beneficially own or constructively own shares of any class of FelCor stock in excess of 9.9% of the total number of shares of such class of equity stock outstanding. In addition, no person shall (1) beneficially own FelCor stock that would result in FelCor being "closely held" under Section 856(h) of the Code or (2) constructively own FelCor stock which would result in FelCor constructively owning 10% or more of the ownership interests in any tenant or subtenant of FelCor's real property within the meaning of Section 856(d)(2)(B) of the Code.

	Rights of RLJ common shareholders (which will be the rights of common shareholders of the Combined Company following the REIT Merger)	Rights of FelCor common stockholders
Limitation of Liability and Indemnification of Trustees or Directors and Officers

The RLJ declaration of trust provides that, to the maximum extent permitted by Maryland law, no present or former trustee or officer of RLJ shall be liable to RLJ or to any RLJ shareholder for money damages.

The RLJ declaration of trust provides that, to the maximum extent permitted by Maryland law in effect from time to time, and in accordance with applicable provisions of the RLJ bylaws and any indemnification agreement or resolution of the RLJ Board in effect from time to time, RLJ shall indemnify, and pay or reimburse the reasonable expenses in advance of final disposition of a proceeding to, (i) any present or former trustee or officer of RLJ against any claim or liability to which he or she may become subject by reason of service in such capacity and (ii) any individual who, while a trustee or officer of RLJ and at the request of RLJ, serves or has served as a director, officer, partner, trustee, employee or agent of another REIT, corporation, partnership, joint venture, trust, limited liability company, other enterprise or employee benefit plan, from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in such capacity. In addition, RLJ may, with the approval of the RLJ Board, provide such indemnification and advancement of expenses to any individual who served a predecessor of RLJ in any of the capacities described in (i) or (ii) above and to any employee or agent of RLJ or a predecessor of RLJ.

The FelCor Charter provides that, to the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, no director or officer of FelCor shall be personally liable to FelCor or the FelCor stockholders for money damages.

FelCor's bylaws provides that, to the maximum extent permitted by Maryland law in effect from time to time, FelCor shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former director or officer of FelCor and who is made a party to the proceeding by reason of his or her service in that capacity or (b) any individual who, while a director or officer of FelCor and at the request of FelCor, serves or has served as director, officer, partner or trustee of another corporation, partnership, joint venture, trust, employee benefit plan or other entity or enterprise and who is made a party to the proceeding by reason of his or her service in that capacity. FelCor may, with the approval of the FelCor Board, provide such indemnification and advance of expenses to a person who served a predecessor of the corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the corporation or a predecessor of the corporation.

Maryland Business Combination Act

As permitted by the MGCL, the RLJ Board has adopted a resolution exempting RLJ from the business combination provisions of Subtitle 6 of Title 3 of the MGCL relating to business combinations with interested shareholders or affiliates of interested shareholders. The RLJ Board cannot repeal this resolution without shareholder approval.

As permitted by the MGCL, the FelCor Board has adopted a resolution exempting FelCor from the business combination provisions of Subtitle 6 of Title 3 of the MGCL relating to business combinations with interested stockholders or affiliates of interested stockholders.

	Rights of RLJ common shareholders (which will be the rights of common shareholders of the Combined Company following the REIT Merger)	Rights of FelCor common stockholders
Subtitle 8 of Title 3 of the MGCL

Under certain provisions of the MGCL, a Maryland corporation or Maryland REIT with a class of equity securities registered under the Exchange Act and at least three independent trustees may elect to be subject, by provision in its declaration of trust or bylaws or by resolution of its board of trustees and notwithstanding any contrary provision in the declaration of trust or bylaws, to any or all of five following provisions: (i) a classified board (Section 3-803 of the MGCL), (ii) a 2/3 vote requirement for removing a trustee (Section 3-804(a) of the MGCL), (iii) a requirement that the number of trustees be fixed only by vote of the trustees (Section 3-804(b) of the MGCL), (iv) that any and all vacancies on the board of trustees may be filled only by the remaining trustees, even if the remaining trustees do not constitute a quorum, and for the remainder of the full term of the class of trustees in which the vacancy occurred (Section 3-804(c) of the MGCL) and (v) a majority requirement for the calling of a shareholder-requested special meeting of shareholders (Section 3-805 of the MGCL).

Through provisions in its declaration of trust, RLJ is prohibited from electing to be subject to Sections 3-803, 3-804(a) and 3-805 of the MGCL; provided, however that such prohibition may be repealed, in whole or in part, if such repeal is approved by the RLJ shareholders by the affirmative vote of a majority of the votes entitled to be cast on the matter.

Through provisions in the FelCor Charter, FelCor is prohibited from electing to be subject to Sections 3803, 3-804(a), 3-804(b) and 3-805 of the MGCL, unless such election is first approved by the affirmative vote of a majority of the votes cast on the matter by stockholders entitled to vote generally in the election of directors.

Through provisions in its charter and bylaws unrelated to Subtitle 8 of Title 3 of the MGCL, although FelCor has not opted into Section 3-804(c) of the MGCL, FelCor vests in the FelCor Board the exclusive power to fix the number of directors.

Through provisions in the RLJ declaration of trust and bylaws unrelated to Subtitle 8 of Title 3 of the MGCL, RLJ already (i) vests in the RLJ Board the exclusive power to fix the number of trustees and (ii) requires, unless called by a majority of the trustees, the executive chairman or chairman of the RLJ Board, the president or the chief executive officer, the request of shareholders entitled to cast at least a majority of the votes entitled to be cast on any matter that may properly be considered at a meeting of shareholders to call a special meeting to act on such matter. Pursuant to Subtitle 8, RLJ has elected that, except as may be provided by the RLJ Board in setting the terms of any class or series of preferred shares, any and all vacancies on the RLJ Board may be filled only by the affirmative vote of a majority of the remaining trustees in office, even if the remaining trustees do not constitute a quorum, and any trustee elected to fill a vacancy will serve for the remainder of the full term of the trusteeship in which the vacancy occurred.

	Rights of RLJ common shareholders (which will be the rights of common shareholders of the Combined Company following the REIT Merger)	Rights of FelCor common stockholders
Distributions	The Maryland REIT law contains no restrictions on the payment of distributions by a Maryland REIT.

Subject to certain exceptions pertaining to distributions from recent net earnings, the MGCL provides that no distribution may be made by a Maryland corporation if, after giving effect to the distribution, the corporation would be unable to pay its indebtedness as the indebtedness becomes due in the usual course of business or the corporation's total assets would be less than the sum of its total liabilities plus, unless its charter permits otherwise, the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of the FelCor stockholders whose preferential rights on dissolution are superior to those receiving the distribution.

REIT Qualification

The RLJ declaration of trust provides that the RLJ Board may revoke or otherwise terminate RLJ's REIT election, without approval of the RLJ shareholders, if it determines that it is no longer in RLJ's best interests to continue to be qualified as a REIT.

The FelCor Charter provides that the FelCor Board may not cause FelCor not to qualify as a REIT or to otherwise revoke FelCor's election to be taxed as a REIT without the affirmative vote of the holders of 66 2/3% of the outstanding shares of capital stock of FelCor entitled to vote on such matter.

DESCRIPTION OF POLICIES OF RLJ

        The following is a discussion of RLJ's investment policies and its policies with respect to certain other activities, including financing matters and conflicts of interest. These policies may be amended or revised from time to time at the discretion of the RLJ Board without shareholder approval. No assurance can be given that RLJ's investment objectives will be attained. Since it entered into the Merger Agreement, RLJ's ability to pursue and implement certain of the objectives and policies described below have been constrained by the restrictions contained in the covenants of the Merger Agreement. See "The Merger Agreement—Conduct of Business by RLJ and the Operating Partnership Pending the Mergers" beginning on page 123.

Investments in Real Estate or Interests in Real Estate

        RLJ conducts substantially all of its investment activities through the Operating Partnership and its subsidiaries. RLJ's primary business objective is to enhance shareholder value over time by generating strong risk-adjusted returns for the RLJ shareholders. RLJ invests principally in hotels located in the United States. RLJ targets primarily premium-branded, focused-service and compact full-service hotels that are consistent with its investment and growth strategies. RLJ also may selectively invest in loans secured by these types of hotels or ownership interests in entities owning these types of hotels to the extent the investment provides RLJ with an opportunity to acquire the underlying real estate, and subject to the applicable requirements for qualifying as a REIT.

        RLJ intends to engage in future investment activities in a manner that is consistent with the requirements applicable to REITs for federal income tax purposes. RLJ primarily pursues its investment objectives through the ownership by the Operating Partnership of hotels, but it may also make equity investments in other entities, including joint ventures that own hotels. RLJ's management team identifies and negotiates acquisition and other investment opportunities, subject to the approval by the RLJ Board.

        RLJ may enter into joint ventures from time to time, if it determines that doing so would be the most cost-effective and efficient means of raising capital. Equity investments may be subject to existing mortgage financing and other indebtedness or such financing or indebtedness may be incurred in connection with acquiring investments. Any such financing or indebtedness will have priority over RLJ's equity interest in such property. Investments are also subject to RLJ's policy not to be treated as an investment company under the Investment Company Act of 1940, as amended.

        RLJ does not have a specific policy to acquire assets primarily for capital gain or primarily for income. From time to time, RLJ may make investments in pursuit of its business and growth strategies that do not provide current cash flow. RLJ believes investments that do not generate current cash flow may be, in certain instances, consistent with enhancing shareholder value over time.

        RLJ does not have any specific policy as to the amount or percentage of its assets which will be invested in any specific asset, other than the tax rules applicable to REITs. Additionally, no limits have been set on the concentration of investments in any one geographic location, hotel type or franchise brand. RLJ currently anticipates that its real estate investments will continue to be concentrated in premium-branded, focused-service and compact full-service hotels. RLJ anticipates that its real estate investments will continue to be diversified in terms of geographic market.

Investments in Real Estate Mortgages

        While RLJ emphasizes equity real estate investments in hotels, RLJ may selectively acquire loans secured by hotels or entities that own hotels to the extent that those investments are consistent with its qualification as a REIT and provide it with an opportunity to acquire the underlying real estate. RLJ does not generally originate any secured or unsecured real estate loans or purchase any debt securities as a stand-alone, long-term investment, but, in limited circumstances, it may from time to time provide a short-term loan to a hotel owner as a means of securing an acquisition opportunity. The mortgages in which RLJ may invest may be first-lien mortgages or subordinate mortgages secured by hotels. The subordinated mezzanine loans in which RLJ may invest may include mezzanine loans secured by a pledge of ownership interests in an entity owning a hotel or group of hotels. Investments in real estate mortgages and subordinated real estate loans are subject to the risk that one or more borrowers may default and that the collateral securing mortgages may not be sufficient or, in the case of subordinated mezzanine loans, available to enable RLJ to recover its full investment.

Investments in Securities or Interests in Entities Primarily Engaged in Real Estate Activities and Investments in Other Securities

        Subject to the gross income and asset requirements for qualifying as a REIT, RLJ may invest in securities of entities engaged in real estate activities or securities of other issuers, including for the purpose of exercising control over such entities. RLJ does not currently have any policy limiting the types of entities in which it may invest or the proportion of assets to be so invested, whether through acquisition of an entity's common shares, limited liability or partnership interests, interests in another REIT or entry into a joint venture.

Purchase and Sale of Investments

        RLJ invests in hotels primarily for generation of current income and long-term capital appreciation. RLJ may deliberately and strategically dispose of assets in the future and redeploy funds into new acquisitions and redevelopment, renovation and expansion opportunities that align with its investment and growth strategies or for other business purposes.

Lending Policies

        RLJ does not have a policy limiting its ability to make loans to other persons, although its ability to do so may be limited by applicable law, such as the Sarbanes-Oxley Act of 2002. Subject to tax rules applicable to REITs, RLJ may make loans to unaffiliated third parties. For example, RLJ may consider offering purchase money financing in connection with the disposition of assets in instances where the provision of that financing would increase the value to be received by it for the asset sold. RLJ may choose to guarantee debt of certain joint ventures with third parties. Consideration for those guarantees may include, but is not limited to, fees, long-term management contracts, options to acquire additional ownership interests and promoted equity positions. The RLJ Board may adopt a formal lending policy without notice to or consent of the RLJ shareholders.

Issuance of Additional Securities

        If the RLJ Board determines that obtaining additional capital would be advantageous to it, RLJ may, without shareholder approval, issue debt or equity securities, including causing the Operating Partnership to issue additional Operating Partnership Common Units, retain earnings (subject to the REIT distribution requirements for federal income tax purposes) or pursue a combination of these methods. As long as the Operating Partnership is in existence, the proceeds of all equity capital raised by RLJ will be contributed to the Operating Partnership in exchange for additional Operating Partnership Common Units, which will dilute the ownership interests of any other limited partners.

        RLJ may offer the RLJ Common Shares, Operating Partnership Common Units, or other debt or equity securities in exchange for cash, real estate assets or other investment targets, and to repurchase or otherwise re-acquire the RLJ Common Shares, Operating Partnership Common Units or other debt or equity securities. RLJ may issue preferred shares from time to time, in one or more classes or series, as authorized by the RLJ Board without the need for shareholder approval. RLJ has not adopted a specific policy governing the issuance of senior securities at this time.

Distribution Policy

        RLJ plans to continue to pay a consistent distribution on a quarterly basis, with distributions based on anticipated cash generated from operations. The anticipated initial annual distribution rate after the Mergers is expected to be $0.33 per RLJ Common Share quarterly ($1.32 per share annually) and $1.95 per RLJ Series A Preferred Share annually. RLJ may use financing, including its unsecured revolving credit facility, to maintain the consistency of the quarterly distribution rate, taking into consideration any acquisitions, dispositions, capital improvements and economic cycles. Any distribution is subject to approval of the RLJ Board and there can be no assurance of the classification or duration of distributions at the anticipated initial annual distribution rate after the Mergers. The RLJ Board monitors the company's distribution rate relative to the performance of its hotels on an ongoing basis and may make adjustments to the distribution rate as determined to be prudent in relation to other cash requirements of RLJ.

Reporting Policies

        RLJ makes available to its shareholders audited annual financial statements and annual reports. RLJ is subject to the information reporting requirements of the Exchange Act, pursuant to which it files periodic reports, proxy statements and other information, including audited financial statements, with the SEC.

Conflict of Interest Policies

  Relationship with the Operating Partnership

        Conflicts of interest could arise in the future as a result of the relationships between RLJ, on the one hand, and the Operating Partnership or any limited partner thereof, on the other. RLJ's trustees and officers have duties to RLJ and the RLJ shareholders under applicable Maryland law in connection with their management of RLJ. At the same time, RLJ, as general partner, has fiduciary duties and obligations to the Operating Partnership and to its limited partners under Delaware law and the partnership agreement of the Operating Partnership in connection with the management of the Operating Partnership. RLJ's duties as general partner to the Operating Partnership and its partners may come into conflict with the duties of RLJ's trustees and officers to RLJ and the RLJ shareholders.

        Unless otherwise provided for in the relevant partnership agreement, Delaware law generally requires a general partner of a Delaware limited partnership to adhere to fiduciary duty standards under which it owes its limited partners the highest duties of good faith, fairness and loyalty and which generally prohibit such general partner from taking any action or engaging in any transaction as to which it has a conflict of interest.

        The partnership agreement of the Operating Partnership provides that the provisions limiting RLJ's liability, as the general partner, to the Operating Partnership and the limited partners act as an express limitation of any fiduciary or other duties that it would otherwise owe the Operating Partnership and the limited partners. The provisions of Delaware law that allow the common law fiduciary duties of a general partner to be modified by a partnership agreement have not been resolved in a court of law, and RLJ has not obtained an opinion of counsel covering the provisions set forth in the partnership agreement that purport to waive or restrict its fiduciary duties that would be in effect under common law were it not for the partnership agreement.

        The partnership agreement of the Operating Partnership expressly limits RLJ's liability by providing that neither RLJ, as the general partner of the Operating Partnership, nor any of RLJ's trustees or officers, will be liable or accountable in damages to the Operating Partnership, the limited partners or assignees for errors in judgment, mistakes of fact or law or for any act or omission if RLJ, or such trustee or officer, acted in good faith. In addition, the Operating Partnership is required to indemnify RLJ, and RLJ's officers, trustees, employees, agents and designees to the fullest extent permitted by applicable law from and against any and all claims arising from operations of the Operating Partnership, unless it is established that (1) the act or omission was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty, (2) the indemnified party actually received an improper personal benefit in money, property or services or (3) in the case of a criminal proceeding, the indemnified person had reasonable cause to believe that the act or omission was unlawful.

  Policies Applicable to All Trustees and Officers

        RLJ has adopted certain policies that are designed to eliminate or minimize certain potential conflicts of interest, including a policy for the review, approval or ratification of any material related party transaction, which is any transaction or series of transactions in which RLJ or any of its subsidiaries are to be a participant, the amount involved exceeds $120,000, and a "related person" (as defined under SEC rules) has a direct or indirect material interest. This policy provides that the audit committee of the RLJ Board will review the relevant facts and circumstances of each related party transaction, including whether the transaction is on terms comparable to those that could be obtained in arm's-length dealings with an unrelated third party. Based on its consideration of all of the relevant facts and circumstances, the audit committee will decide whether or not to approve such transaction. If RLJ becomes aware of an existing related party transaction that has not been pre-approved under this policy, the transaction will be referred to the audit committee, which will evaluate all options available, including ratification, revision or termination of such transaction. This policy also requires any trustee who may be interested in a related party transaction to recuse himself or herself from any consideration of such related party transaction. Further, RLJ has adopted a code of business conduct and ethics that prohibits conflicts of interest between RLJ, on the one hand, and RLJ's employees, officers and trustees, on the other hand, unless such transactions are approved by a majority of its disinterested trustees or otherwise comply with its related party transaction policy. In addition, the RLJ Board is subject to certain provisions of Maryland law that are designed to eliminate or minimize conflicts. However, RLJ cannot assure you that these policies or provisions of law will always be successful in eliminating the influence of such conflicts. If such policies or provisions of law are not successful, decisions could be made that are not in the best interests of the RLJ shareholders.

Changes in Objectives and Policies

        The objectives and policies may be amended or waived at the discretion of the RLJ Board without a vote of the RLJ shareholders. RLJ has no present intention to modify any of these objectives and policies, and it is anticipated that any modification would occur only if business and economic factors affecting RLJ make its stated objectives and policies unworkable or imprudent.

 PRINCIPAL AND MANAGEMENT SHAREHOLDERS OF RLJ

        The following table sets forth certain information regarding the beneficial ownership of the RLJ Common Shares and the Operating Partnership Common Units, as of July 6, 2017 by (a) each of RLJ's trustees, (b) each of RLJ's named executive officers, (c) all of RLJ's trustees and executive officers as a group, and (d) each person known to RLJ to be the beneficial owner of more than five percent of the RLJ Common Shares. The Operating Partnership Common Units are redeemable for an equal number of RLJ Common Shares or cash, at RLJ's election, beginning one year after the date of issuance. Unless otherwise indicated, all RLJ Common Shares and Operating Partnership Common Units are owned directly and the indicated person has sole voting and dispositive power with respect to such RLJ Common Shares or Operating Partnership Common Units. The SEC has defined "beneficial ownership" of a security to mean the possession, directly or indirectly, of voting power and/or dispositive power with respect to such security. A shareholder is also deemed to be, as of any date, the beneficial owner of all securities that such shareholder has the right to acquire within 60 days after that date through (a) the exercise of any option, warrant or right, (b) the conversion of a security, (c) the power to revoke a trust, discretionary account or similar arrangement, or (d) the automatic termination of a trust, discretionary account or similar arrangement.

        Unless otherwise indicated, the address of each person listed below is c/o RLJ Lodging Trust, 3 Bethesda Metro Center, Suite 1000, Bethesda, MD 20814.

Name and Position	Number of Shares and OP Units Beneficially Owned	% of All Shares(1)	% of All Shares and OP Units(2)
Robert L. Johnson(3)	1,203,540	*	*
Ross H. Bierkan(4)	677,771	*	*
Leslie D. Hale(5)	371,023	*	*
Evan Bayh(5)	35,642	*	*
Nathaniel A. Davis(5)	82,928	*	*
Robert M. La Forgia(5)	32,528	*	*
Glenda G. McNeal(5)	30,335	*	*
Arthur Collins(5).	5,669	*	*
All trustees and executive officers as a group (8 persons)	2,439,436	2.0%	1.9%
More than Five Percent Beneficial Owners
The Vanguard Group—23-1945930(6)	19,292,967	15.5%	15.4%
Invesco, Ltd.(7)	9,572,085	7.7%	7.6%
Vanguard Specialized Funds—Vanguard REIT Index Fund—23-2834924(8)	9,436,115	7.6%	7.5%
BlackRock, Inc.(9)	10,972,206	8.8%	8.8%
Goldman Sachs Asset Management(10)	13,397,956	10.7%	10.7%
FMR, LLC(11)	8,395,252	6.7%	6.7%
LaSalle Investment Management Securities(12)	6,953,054	5.6%	5.5%

*
Less than 1%

(1)
The total number of RLJ Common Shares deemed outstanding and used in calculating this percentage for the named person(s) is the sum of (a) 124,639,939 RLJ Common Shares outstanding as of July 6, 2017 and (b) the number of RLJ Common Shares issuable to such person(s) upon redemption of Operating Partnership Common Units owned by such person(s). Amounts shown for individuals assume that all Operating Partnership Common Units held by the person have been redeemed for RLJ Common Shares, and amounts for all trustees and executive officers as a group assume all Operating Partnership Common Units held by such persons, if any, have been redeemed for RLJ Common Shares.

(2)
The total number of RLJ Common Shares and Operating Partnership Common Units deemed outstanding and used in calculating this percentage for the named person(s) is the sum of (a) 124,639,939 RLJ Common Shares outstanding as of July 6, 2017 and (b) 125,198,689 Operating Partnership Common Units outstanding as of July 6, 2017 (other than such units held by us).

(3)
Includes 335,250 Operating Partnership Common Units received by Mr. Johnson in connection with the formation transactions effected in connection with RLJ's initial public offering and restricted common shares subject to time vesting.

(4)
Includes 67,050 Operating Partnership Common Units received by Mr. Bierkan in connection with the formation transactions effected in connection with RLJ's initial public offering and restricted common shares subject to time vesting.

(5)
Includes restricted common shares subject to time vesting.

(6)
Based on information provided by The Vanguard Group in a Schedule 13G/A filed with the SEC on February 10, 2017. The Vanguard Group, Inc. is the beneficial owner of 19,292,967 shares, of which it has sole voting power with respect to 307,237 shares, sole dispositive power with respect to 19,006,012 shares, shared voting power with respect to 146,430 shares and shared dispositive power with respect to 286,955 shares. The address of The Vanguard Group as reported by it in the Schedule 13G/A, is 100 Vanguard Blvd., Malvern, PA 19355.

(7)
Based on information provided by Invesco, Ltd. in a Schedule 13G/A filed with the SEC on February 14, 2017. Invesco, Ltd. is the beneficial owner of 9,572,085 shares, of which it has sole voting power with respect to 3,614,268 shares and sole dispositive power with respect to all of the shares. The address of Invesco, Ltd., as reported by it in the Schedule 13G/A, is 1555 Peachtree Street NE, Suite 1800, Atlanta, GA 30309.

(8)
Based on information provided by Vanguard Specialized Funds—Vanguard REIT Index Fund 23-2834924 (the "Vanguard REIT Index Fund") in a Schedule 13G/A filed with the SEC on February 14, 2017. The Vanguard REIT Index Fund is the beneficial owner of 9,436,115 shares. The Vanguard REIT Index Fund has sole voting power with respect to all of the shares. The address of the Vanguard REIT Index Fund, as reported by it in the Schedule 13G/A, is 100 Vanguard Blvd., Malvern, PA 19355.

(9)
Based on information provided by BlackRock, Inc. in a Schedule 13G/A filed with the SEC on January 25, 2017. BlackRock, Inc. is the beneficial owner of 10,972,206 shares, of which it has sole voting power with respect to 10,559,244 shares and sole dispositive power with respect to all of the shares. The address of BlackRock, Inc., as reported by it in the Schedule 13G/A, is 55 East 52nd Street, New York, NY 10055.

(10)
Based on information provided by Goldman Sachs Asset Management in a Schedule 13G filed with the SEC on February 10, 2017. Goldman Sachs Asset Management is the beneficial owner of 13,397,956 shares, of which it has shared voting power with respect to 13,124,179 shares and shared dispositive power with respect to all of the shares. The address of Goldman Sachs Asset Management, as reported by it in the Schedule 13G, is 200 West Street, New York, NY 10282.

(11)
Based on information provided by FMR LLC in a Schedule 13G filed with the SEC on February 14, 2017. FMR LLC is the beneficial owner of 8,395,252 shares, of which it has sole voting power with respect to 6,113,190 shares and sole dispositive power with respect to all of the shares. The address of FMR LLC as reported by it in the Schedule 13G, is 245 Summer Street, Boston, MA 02210.

(12)
Based on information provided by LaSalle Investment Management Securities, LLC in a Schedule 13G filed with the SEC on February 14, 2017. LaSalle Investment Management Securities, LLC is the beneficial owner of 6,953,054 shares, of which it has sole voting power with respect to 330,544 shares and sole dispositive power with respect to 6,622,510 shares. The address of LaSalle Investment Management Securities, LLC as reported by it in the Schedule 13G, is 100 East Pratt Street, Baltimore, MD 21202.

 PRINCIPAL AND MANAGEMENT STOCKHOLDERS OF FELCOR

        The following table shows how much of the FelCor Common Stock and the FelCor Series A Preferred Stock was beneficially owned on July 6, 2017 by all current directors and executive officers of FelCor individually, and as a group and each person known to FelCor to be the beneficial owner of more than five percent of the FelCor Common Stock. Unless otherwise indicated, each person owns directly the number of shares shown after his or her name in the table below and has sole voting and investment power with respect to such shares. None of the shares owned by such persons are subject to any pledge. The address of each of the persons listed below is c/o FelCor Lodging Trust Incorporated, 125 E. John Carpenter Freeway, Suite 1600, Irving, TX 75062.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership of Common Stock(a)		Percent of Class(b)	Amount and Nature of Beneficial Ownership of Series A Preferred Stock	Percent of Class(b)
Glenn A. Carlin	103,364		*	—	*
Thomas J. Corcoran, Jr.	418,163	(c)	*	4,000	*
Robert F. Cotter	143,116	(d)	*	—	*
Patricia L. Gibson	27,028		*	—	*
Steven R. Goldman	3,651	(e)	*	4,710	*
Dana Hamilton	29,167		*	—	*
Christopher J. Hartung	34,023		*	—	*
Thomas C. Hendrick	129,319		*	—	*
Michael C. Hughes	143,193		*	—	*
Charles A. Ledsinger, Jr.	92,371		*	—	*
Robert H. Lutz, Jr.	79,173	(f)	*	—	*
Troy A. Pentecost	467,441		*	—	*
Mark D. Rozells	73,751	(g)	*	—	*
Jonathan H. Yellen	267,543	(h)	*	—	*
All executive officers and directors, as a group (14 persons)	2,011,303		1.5%	8,710	*
More than Five Percent Beneficial Owners
The Vanguard Group, Inc.	20,201,975	(i)	14.6%
Black Rock Inc.	11,814,844	(j)	8.5%
Vanguard Specialized Funds	9,977,747	(k)	7.2%
Land & Buildings Investment Management, LLC	8,821,554	(l)	6.4%

*
Represents less than 1% of the outstanding shares of such class.

(a)
With respect to Messrs. Goldman, Hendrick, Hughes, Pentecost and Yellen, the number of shares shown do not include shares that may be issued to them if and when unvested FelCor RSUs, previously awarded to them vest, none of which are eligible to vest before December 27, 2017.

(b)
Based upon 138,421,753 shares of FelCor Common Stock and 12,879,475 shares of FelCor Series A Preferred Stock as of July 6, 2017.

(c)
The shares beneficially owned by Mr. Corcoran include (i) 3,101 shares of FelCor Common Stock issuable upon the conversion of 4,000 shares of FelCor Series A Preferred Stock; (ii) 30,000 shares of FelCor Common Stock held by TCOR Holdings, LLC, of which he is the sole beneficial owner; and (iii) 2,847 shares of FelCor Common Stock held in his individual retirement account.

(d)
The shares beneficially owned by Mr. Cotter include (i) 15,918 shares held by a revocable trust, over which Mr. Cotter retains control and (ii) 10,898 shares held by a corporation controlled by Mr. Cotter.

(e)
The shares beneficially owned by Mr. Goldman consist of 3,651 shares of FelCor Common Stock issuable upon conversion of 4,710 shares of FelCor Series A Preferred Stock.

(f)
The shares beneficially owned by Mr. Lutz include (i) 2,500 shares owned by Mr. Lutz's spouse and (ii) 7,700 shares held in his individual retirement account.

(g)
The shares held by Mr. Rozells include (i) 25,000 shares held in his individual retirement account and (ii) 48,751 shares held by a trust.

(h)
The shares beneficially owned by Mr. Yellen include 30,592 shares of FelCor Common Stock held by trusts for the benefit of Mr. Yellen's minor children. Mr. Yellen is not the trustee of those trusts and disclaims any beneficial interest in, or control over, those shares.

(i)
Based upon Amendment No. 12 to its Schedule 13G filed on February 10, 2017. The Vanguard Group, Inc., an investment advisor, reported that it had sole voting power with respect to 428,203 shares and shared voting power with respect to 165,561 shares, and sole dispositive power with respect to 19,787,522 shares and shared dispositive power with respect to 414,453 shares.

(j)
Based upon Amendment No. 7 to its Schedule 13G filed on January 24, 2017. Black Rock Inc. reported that it had sole dispositive power with respect to these shares and sole voting power with respect to 11,337,755 shares.

(k)
Based upon Amendment No. 7 to its Schedule 13G filed on February 13, 2017. Vanguard Specialized Funds reported that it had sole voting power with respect to these shares.

(l)
Based on the Schedule 13D filed on September 19, 2016 by Land & Buildings Investment Management, LLC ("L&B Management") and the other reporting persons named therein. L&B Management, an investment manager, reported that it had sole voting power and sole dispositive power with respect to these shares. Jonathan Litt, the managing principal of L&B Management, reported shared voting power and shared dispositive power with respect to these shares. The shares are directly held by certain private investment funds, of which Land & Buildings GP LP is the general partner and L&B Management is the investment manager.

 EXPERTS

RLJ

        The financial statements and management's assessment of the effectiveness of internal control over financial reporting (which is included in Management's Annual Report on Internal Control over Financial Reporting) incorporated in this joint proxy statement/prospectus by reference to the Annual Report on Form 10-K of RLJ Lodging Trust for the year ended December 31, 2016 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

FelCor

        The financial statements of FelCor Lodging Trust Incorporated and FelCor Lodging Limited Partnership and management's assessment of the effectiveness of internal control over financial reporting (which is included in Management's Report on Internal Control over Financial Reporting) incorporated in this joint proxy statement/prospectus by reference to the Annual Report on Form 10-K of FelCor Lodging Trust Incorporated and FelCor Lodging Limited Partnership for the year ended December 31, 2016 have been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

 LEGAL MATTERS

        The validity of the RLJ Common Shares and the RLJ Series A Preferred Shares to be issued in the REIT Merger will be passed upon by Hogan Lovells US LLP. It is a condition to the REIT Merger that RLJ and FelCor receive opinions from Hogan Lovells US LLP (or other counsel reasonably acceptable to FelCor) and Polsinelli PC (or other counsel reasonably acceptable to RLJ), respectively, concerning the qualification of RLJ and FelCor as REITs under the Code.

SHAREHOLDER PROPOSALS

2018 RLJ Annual Meeting of Shareholders

        If the Mergers are completed, the FelCor stockholders will become shareholders of RLJ. RLJ's first regularly scheduled annual meeting of shareholders following the completion of the Mergers will occur in 2018. A date has not been set for RLJ's 2018 annual meeting of shareholders. Any shareholder proposal pursuant to Rule 14a-8 of the rules promulgated under the Exchange Act, to be considered for inclusion in RLJ's proxy materials for the 2018 annual meeting of shareholders must be received at RLJ's principal executive offices, 3 Bethesda Metro Center, Suite 1000, Bethesda, Maryland 20814, no later than November 28, 2017.

        In addition, any RLJ shareholder who wishes to propose a nominee to the RLJ Board or propose any other business to be considered by the shareholders (other than a shareholder proposal included in RLJ's proxy materials pursuant to Rule 14a-8 of the rules promulgated under the Exchange Act) must comply with the advance notice provisions and other requirements of Article II, Section 12 of RLJ's bylaws, which are on file with the SEC and may be obtained from by any shareholder who sends a written request to such effect to Investor Relations, RLJ Lodging Trust, 3 Bethesda Metro Center, Suite 1000, Bethesda, MD 20814. These notice provisions require that nominations of persons for election to the RLJ Board and the proposal of business to be considered by the shareholders for the 2018 annual meeting of shareholders must be received no earlier than October 29, 2017 and no later than November 28, 2017.

2017 FelCor Annual Meeting of Stockholders

        FelCor will not hold an annual meeting of stockholders in 2017 if the Mergers are completed because FelCor will have been merged out of existence in the REIT Merger. However, if the Merger Agreement is terminated for any reason, FelCor expects to hold an annual meeting of stockholders in 2017. A date has not been set for FelCor's 2017 annual meeting.

        If FelCor holds an annual meeting in 2017, for stockholder proposals to be brought before the 2017 annual meeting, FelCor's bylaws provide that any qualified proposing stockholder must give written notice to FelCor's Secretary. Because the annual meeting will not be held within 30 days from the anniversary date of the preceding year's annual meeting date, written notice by a stockholder in order to be timely must be received no later than the close of business on the later of the tenth day following the day on which the first public disclosure of the date of the annual meeting was made or the 90th day before the date of the meeting. All proposals should be submitted to the attention of FelCor's Secretary at FelCor's principal executive offices at the address below. All proposals must be in writing and otherwise in compliance with applicable SEC requirements and FelCor's bylaws.

        In addition, any FelCor stockholder who wishes to propose a nominee to the FelCor Board or propose any other business to be considered by the stockholders (other than a stockholder proposal included in FelCor's proxy materials pursuant to Rule 14a-8 of the rules promulgated under the Exchange Act) must comply with the advance notice provisions and other requirements of Section 3.1(c) of FelCor's bylaws, which are on file with the SEC and may be obtained by any stockholder who sends a written request to such effect to Investor Relations, FelCor Lodging Trust Incorporated, 125 E. John Carpenter Freeway, Suite 1600, Irving, TX 75062. Because the annual meeting will not be held within 30 days from the anniversary date of the preceding year's annual meeting date, these notice provisions require that nominations of persons for election to the FelCor Board and the proposal of business to be considered by the stockholders for the 2017 annual meeting of stockholders, if applicable, must be received by FelCor's Secretary no later than the close of business on the later of the tenth day following the day on which public disclosure of the date of the annual meeting was made or the 90th day before the date of the meeting.

        If you have questions or need more information about the annual meeting, you may write to:

    FelCor Lodging Trust Incorporated
    125 E. John Carpenter Freeway, Suite 1600
    Irving, Texas 75062
    Attention: Secretary

 WHERE YOU CAN FIND MORE INFORMATION AND INCORPORATION BY REFERENCE

        FelCor and RLJ each file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information filed at the SEC's public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. FelCor's and RLJ's SEC filings are also available to the public from commercial document retrieval services and at the web site maintained by the SEC at http://www.sec.gov. You also may obtain free copies of the documents filed with the SEC by FelCor and RLJ by going to FelCor's and RLJ's websites at http://www.felcor.com and http://www.rljlodgintrst.com, respectively. FelCor's and RLJ's website addresses are provided as an inactive textual reference only. The information provided on FelCor's and RLJ's websites is not part of this joint proxy statement/prospectus, and is not incorporated by reference into this joint proxy statement/prospectus.

        RLJ has filed with the SEC a registration statement on Form S-4 of which this joint proxy statement/prospectus forms a part. The registration statement registers the RLJ Common Shares to be issued to FelCor's stockholders in the Mergers. The registration statement, including the exhibits and schedules thereto, contains additional information about RLJ Common Shares. The rules and regulations of the SEC allow RLJ and FelCor to omit certain information included in the registration statement from this joint proxy statement/prospectus.

        The SEC allows RLJ to "incorporate by reference" into this joint proxy statement/prospectus the information it files with the SEC, which means RLJ can disclose important information to you by referring you to those documents. Information incorporated by reference is deemed to be part of this joint proxy statement/prospectus. Later information filed with the SEC will update and supersede this information.

        This joint proxy statement/prospectus incorporates by reference the RLJ documents listed below (other than any portions of the documents not deemed to be filed), all of which have been previously filed by RLJ with the SEC:

  •
  Annual Report on Form 10-K for the year ended December 31, 2016;

  •
  Quarterly Report on Form 10-Q for the quarter ended March 31, 2017; and

  •
  Current Reports on Form 8-K filed with the SEC on April 24, 2017, April 25, 2017, May 4, 2017 and May 15, 2017.

        This joint proxy statement/prospectus incorporates by reference the FelCor documents listed below (other than any portions of the documents not deemed to be filed), all of which have been previously filed by FelCor with the SEC:

  •
  Annual Report on Form 10-K for the year ended December 31, 2016, as amended by Amendment No. 1 thereto;

  •
  Quarterly Report on Form 10-Q for the quarter ended March 31, 2017; and

  •
  Current Reports on Form 8-K filed with the SEC on January 26, 2017 (only with respect to Items 1.01, 5.02 and 9.01), February 16, 2017 (only with respect to Items 5.02 and 9.01), April 24, 2017 (only with respect to Item 8.01), April 25, 2017, April 26, 2017, May 16, 2017 and June 26, 2017.

        RLJ and FelCor each also incorporate by reference into this joint proxy statement/prospectus additional documents that it may file with the SEC under Sections 13(a), 13(c), 14, or 15(d) of the Exchange Act after the date of this joint proxy statement/prospectus and prior to the dates of the FelCor and RLJ special meetings; provided, however that it is not incorporating any information furnished under either Item 2.02 or Item 7.01 of any Current Report on Form 8-K.

        RLJ and FelCor will each provide free copies of its reports, proxy statements and other information, including this joint proxy statement/prospectus, filed with the SEC at the SEC's website at www.sec.gov. Copies of the documents filed by RLJ with the SEC will be available free of charge on RLJ's website at www.rljlodgingtrust.com or by contacting RLJ Investor Relations at ir@rljlodgingtrust.com or at 301-280-7774. Copies of the documents filed by FelCor with the SEC will be available free of charge on FelCor's website at www.felcor.com or by contacting FelCor Investor Relations at asalami@felcor.com or at 972-444-4967. The information contained on RLJ's website is not part of this joint proxy statement/prospectus. The reference to RLJ's website is intended to be an inactive textual reference only.

 MULTIPLE SHAREHOLDERS SHARING ONE ADDRESS

        The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single annual report or proxy statement, as applicable, addressed to those shareholders. This process, which is commonly referred to as "householding," potentially provides extra convenience for shareholders and cost savings for companies.

        RLJ and FelCor and some brokers may be householding proxy materials by delivering proxy materials to multiple shareholders who request a copy and share an address, unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker or RLJ or FelCor that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your broker if your shares are held in a brokerage account or, if you are a shareholder of record of RLJ or stockholder of record of FelCor, notify either RLJ's investor relations department at 3 Bethesda Metro Center, Suite 1000, Bethesda, MD 20814, Tel. (301) 280-7774 or FelCor's investor relations department at 125 E. John Carpenter Freeway, Suite 1600, Irving, TX 75062, Tel. (972) 444-4900, as applicable. RLJ shareholders or FelCor stockholders who share a single address, but receive multiple copies of RLJ's or FelCor's, as applicable, proxy statement, may request that in the future they receive a single copy by notifying RLJ or FelCor, as applicable, at the telephone and address set forth in the preceding sentences. In addition, RLJ or FelCor, as applicable, will promptly deliver, upon written or oral request made to the address or telephone number above, a separate copy of the proxy statement to a shareholder at a shared address to which a single copy of the documents was delivered pursuant to a prior request.

 UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

        The following unaudited pro forma condensed combined financial statements as of March 31, 2017 and for the year ended December 31, 2016 and the three months ended March 31, 2017 have been prepared (i) as if the Mergers occurred on March 31, 2017 for purposes of the unaudited pro forma condensed combined balance sheet and (ii) as if the Mergers occurred on January 1, 2016 for purposes of the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2016 and for the three months ended March 31, 2017. The unaudited pro forma condensed combined financial statements are not necessarily indicative of what the actual financial position and operating results would have been had the Mergers occurred on March 31, 2017 or January 1, 2016, respectively, nor do they purport to represent RLJ's future financial position or operating results.

        The fair value of the assets acquired and the liabilities assumed as a result of the Mergers and the related adjustments incorporated into the unaudited pro forma condensed combined financial statements are based on preliminary estimates and information currently available. The amount of equity to be issued in connection with the Mergers and the assignment of fair value to the assets and liabilities of FelCor has not been finalized and is subject to change. A final determination of fair value and the related allocation of the merger consideration, which cannot be made prior to the completion of the Mergers, will be based on the actual market price of RLJ Common Shares and the number of shares of FelCor Common Stock and FelCor Series A Preferred Stock outstanding immediately prior to the effective time of the Mergers. Changes in the market price of RLJ Common Shares prior to the Mergers will affect the market value of the merger consideration that FelCor common stockholders will receive on the Closing date of the Mergers. The amount of the equity to be issued in connection with the Mergers will be based on the number of FelCor Common Stock outstanding immediately prior to the effective date of the Mergers, converted pursuant to the Common Exchange Ratio, and the fair value of the assets acquired and liabilities assumed will be based on the actual assets and liabilities of FelCor that exist at the effective time of the Mergers.

        The actual amounts recorded in connection with the Mergers may change based on any increases or decreases in the fair value of the assets acquired and liabilities assumed, and may result in variances to the amounts presented in the unaudited pro forma condensed combined financial statements. The assumptions and estimates underlying the adjustments to the unaudited pro forma condensed combined financial statements are described in the accompanying notes to the unaudited pro forma condensed combined financial statements. The adjustments are based on available information and assumptions that management of RLJ considered to be reasonable. The unaudited pro forma condensed combined financial statements do not purport to: (1) represent RLJ's actual financial position had the Mergers occurred on March 31, 2017; (2) represent the results of RLJ's operations that would have actually occurred had the Mergers occurred on January 1, 2016; or (3) project RLJ's financial position or results of operations as of any future date or for any future period, as applicable.

        During the period from January 1, 2016 to March 31, 2017, RLJ and FelCor disposed of various hotel properties. None of the hotel properties disposed by the respective companies during this period exceeded the significance level that requires the presentation of pro forma condensed combined financial information pursuant to Article 11 of Regulation S-X. As such, the following unaudited pro forma condensed combined statements of operations for the year ended December 31, 2016 and for the three months ended March 31, 2017 do not include pro forma adjustments to present the impact of these insignificant dispositions as if they occurred on January 1, 2016. In April and May 2017, FelCor classified two hotels as held for sale in accordance with the applicable accounting guidance. Due to the significance of one of the probable dispositions, FelCor's historical consolidated balance sheet as of March 31, 2017 and historical consolidated statements of operations for the year ended December 31, 2016 and the three months ended March 31, 2017 have been adjusted to reflect the probable disposition. For pro forma purposes, the disposition is assumed to have occurred on March 31, 2017 for the unaudited pro forma condensed combined balance sheet and on January 1, 2016 for the unaudited pro forma condensed combined statements of operations.

        The unaudited pro forma condensed combined financial statements have been developed from, and should be read in conjunction with, the consolidated financial statements of RLJ and the accompanying notes thereto included in RLJ's Annual Report filed on Form 10-K for the year ended December 31, 2016 and Quarterly Report filed on Form 10-Q for the three months ended March 31, 2017, incorporated herein by reference, (ii) the consolidated financial statements of FelCor and the accompanying notes thereto included in FelCor's Annual Report filed on Form 10-K for the year ended December 31, 2016, as amended, and Quarterly Report filed on Form 10-Q for the three months ended March 31, 2017, incorporated herein by reference, (iii) the accompanying notes to the unaudited pro forma condensed combined financial statements and (iv) the information relating to RLJ and FelCor contained in or incorporated by reference into this joint proxy statement/prospectus. In RLJ's opinion, all adjustments necessary to reflect the Mergers with FelCor, and the issuance of RLJ Common Shares have been made.

 UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
AS OF MARCH 31, 2017
(in thousands, except share data)

	RLJ Historical(1)	FelCor Historical(1)	FelCor Adjustments	A	FelCor Adjusted	Pro Forma Adjustments		RLJ Pro Forma
Assets
Investment in hotel properties, net	$3,341,219	$1,535,718	$(34,113)		$1,501,605	$1,290,717	B	$6,133,541
Cash and cash equivalents	451,010	50,235	30,568		80,803	—		531,813
Prepaid expense and other assets	60,653	33,201	—		33,201	(4,994)	C	88,860
Restricted cash reserves	61,538	22,319	—		22,319	—		83,857
Hotel and other receivables, net	34,668	31,160	—		31,160	—		65,828
Deferred income tax asset	43,676	—	—		—	—		43,676
Investment in unconsolidated subsidiaries	—	7,532	—		7,532	20,702	D	28,234

Total assets	$3,992,764	$1,680,165	$(3,545)		$1,676,620	$1,306,425		$6,975,809

Liabilities and Equity
Debt, net	$1,582,432	$1,354,187	$—		$1,354,187	$65,575	E	$3,002,194
Accounts payable and other liabilities	116,273	81,583	—		81,583	102,455	F	300,311
Distributions payable	41,699	14,853	—		14,853	—		56,552
Advance deposits and deferred revenue	14,263	29,686	—		29,686	—		43,949
Accrued interest	3,697	12,236	—		12,236	—		15,933
Deferred income tax liability	11,430	—	—		—	—		11,430

Total liabilities	1,769,794	1,492,545	—		1,492,545	168,030		3,430,369
Redeemable noncontrolling interests	—	4,583	—		4,583	—		4,583
Equity
Shareholders' equity:
Preferred shares	—	309,337	—		309,337	4,653	G	313,990
Common shares	1,246	1,384	—		1,384	(877)	H	1,753
Additional paid-in capital	2,189,179	2,579,066	—		2,579,066	(1,524,158)	H	3,244,087
Accumulated other comprehensive income	646	—	—		—	—		646
Retained earnings (deficit)	18,711	(2,757,732)	(3,545)		(2,761,277)	2,658,777	I	(83,789)

Total shareholders' equity	2,209,782	132,055	(3,545)		128,510	1,138,395		3,476,687
Noncontrolling interest:
Preferred equity in consolidated joint ventures	—	43,783	—		43,783	—		43,783
Noncontrolling interest in consolidated joint ventures	5,907	7,199	—		7,199	—		13,106
Noncontrolling interest in the operating partnership	7,281	—	—		—	—		7,281

Total noncontrolling interest	13,188	50,982	—		50,982	—		64,170

Total equity	2,222,970	183,037	(3,545)		179,492	1,138,395		3,540,857

Total liabilities and equity	$3,992,764	$1,680,165	$(3,545)		$1,676,620	$1,306,425		$6,975,809

(1)
The historical financial information of RLJ and FelCor is derived from their respective Quarterly Reports filed on Form 10-Q for the three months ended March 31, 2017. Certain historical FelCor amounts have been reclassified to conform to RLJ's financial statement presentation.

See accompanying notes to the unaudited pro forma condensed combined financial statements

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2016
(in thousands, except per share data)

	RLJ Historical(1)	FelCor Historical(1)	FelCor Adjustments	a	FelCor Adjusted	Pro Forma Adjustments		RLJ Pro Forma
Revenue
Operating revenue
Room revenue	$1,010,637	$661,640	$(9,648)		$651,992	$—		$1,662,629
Food and beverage revenue	111,691	155,227	(334)		154,893	—		266,584
Other operating department revenue	37,667	50,087	(429)		49,658	—		87,325

Total revenue	$1,159,995	$866,954	$(10,411)		$856,543	$—		$2,016,538

Expense
Operating expense
Room expense	$228,656	$171,883	$(4,542)		$167,341	$—		$395,997
Food and beverage expense	79,589	119,047	(635)		118,412	—		198,001
Management and franchise fee expense	118,210	32,935	—		32,935	—		151,145
Other operating expense	241,654	227,300	(3,559)		223,741	—		465,395

Total property operating expense	668,109	551,165	(8,736)		542,429	—		1,210,538
Depreciation and amortization	162,500	114,054	(2,415)		111,639	12,205	b	286,344
Impairment loss	—	26,459	(20,126)		6,333	—		6,333
Property tax, insurance and other	77,281	70,057	(1,786)		68,271	—		145,552
General and administrative	31,516	27,037	—		27,037	—		58,553
Transaction and pursuit costs	192	—	—		—	—		192

Total operating expense	939,598	788,772	(33,063)		755,709	12,205		1,707,512

Operating income	220,397	78,182	22,652		100,834	(12,205)		309,026
Equity in income from unconsolidated subsidiaries	—	1,533	—		1,533	(672)	d	861
Other income	303	342	—		342	—		645
Interest income	1,695	62	—		62	—		1,757
Interest expense	(58,820)	(78,244)	—		(78,244)	11,344	e	(125,720)

Income from continuing operations before income tax expense	163,575	1,875	22,652		24,527	(1,533)		186,569
Income tax expense	(8,190)	(873)	—		(873)	(11,935)	f	(20,998)

Income from continuing operations	155,385	1,002	22,652		23,654	(13,468)		165,571
Loss from discontinued operations	—	(3,131)	—		(3,131)	—		(3,131)
Gain on sale of hotel properties, net	45,929	6,322	—		6,322	—		52,251

Net income	201,314	4,193	22,652		26,845	(13,468)		214,691
Net (income) loss attributable to noncontrolling interests
Preferred distributions in a consolidated joint venture	—	(1,461)	—		(1,461)	—		(1,461)
Noncontrolling interest in consolidated joint ventures	(55)	673	—		673	—		618
Noncontrolling interest in the operating partnership	(907)	93	—		93	—		(814)
Preferred dividends	—	(25,115)	—		(25,115)	—		(25,115)

Net income (loss) attributable to common shareholders	$200,352	$(21,617)	$22,652		$1,035	$(13,468)		$187,919

Basic per common share data:
Net income (loss) attributable to common shareholders before discontinued operations	$1.61	$(0.13)	$0.16		$0.03	$(0.55)		$1.09	g

Discontinued operations attributable to common shareholders	$—	$(0.02)	$—		$(0.02)	$—		$(0.02)

Net income (loss) attributable to common shareholders	$1.61	$(0.16)	$0.17		$0.01	$(0.55)		$1.07

Weighted-average shares	123,651	138,128	138,128		138,128	(87,460)		174,319	g
Diluted per common share data:
Net income (loss) attributable to common shareholders before discontinued operations	$1.61	$(0.13)	$0.16		$0.03	$(0.55)		$1.09	g

Discontinued operations attributable to common shareholders	$—	$(0.02)	$—		$(0.02)	$—		$(0.02)

Net income (loss) attributable to common shareholders	$1.61	$(0.16)	$0.17		$0.01	$(0.55)		$1.07

Weighted-average shares	123,879	138,128	138,128		138,128	(87,460)		174,547	g

(1)
The historical financial information of RLJ and FelCor is derived from their respective Annual Reports filed on Form 10-K for the year ended December 31, 2016. Certain historical FelCor amounts have been reclassified to conform to RLJ's financial statement presentation.

See accompanying notes to the unaudited pro forma condensed combined financial statements

 UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2017
(in thousands, except per share data)

	RLJ Historical(1)	FelCor Historical(1)	FelCor Adjustments	a	FelCor Adjusted	Pro Forma Adjustments		RLJ Pro Forma
Revenue
Operating revenue
Room revenue	$224,965	$144,933	$(1,472)		$143,461	$—		$368,426
Food and beverage revenue	26,691	32,074	(67)		32,007	—		58,698
Other operating department revenue	8,576	11,097	(181)		10,916	—		19,492

Total revenue	$260,232	$188,104	$(1,720)		$186,384	$—		$446,616

Expense
Operating expense
Room expense	$51,922	$40,678	$(1,030)		$39,648	$—		$91,570
Food and beverage expense	19,297	26,222	(174)		26,048	—		45,345
Management and franchise fee expense	26,913	7,550	—		7,550	—		34,463
Other operating expense	57,823	54,388	(865)		53,523	—		111,346

Total property operating expense	155,955	128,838	(2,069)		126,769	—		282,724
Depreciation and amortization	38,665	27,838	(503)		27,335	3,626	b	69,626
Impairment loss	—	24,838	—		24,838	—		24,838
Property tax, insurance and other	19,158	14,689	(594)		14,095	—		33,253
General and administrative	9,123	6,940	—		6,940	—		16,063
Transaction and pursuit costs	625	473	—		473	(1,093)	c	5

Total operating expense	223,526	203,616	(3,166)		200,450	2,533		426,509

Operating income (loss)	36,706	(15,512)	1,446		(14,066)	(2,533)		20,107
Equity in loss from unconsolidated subsidiaries	—	(130)	—		(130)	(173)	d	(303)
Other income	140	—	—		—	—		140
Interest income	485	33	—		33	—		518
Interest expense	(14,328)	(19,319)	—		(19,319)	2,889	e	(30,758)

Income (loss) from continuing operations before income tax expense	23,003	(34,928)	1,446		(33,482)	183		(10,296)
Income tax expense	(1,166)	(547)	—		(547)	(419)	f	(2,132)

Income (loss) from continuing operations	21,837	(35,475)	1,446		(34,029)	(236)		(12,428)
Loss on sale of hotel properties	(60)	(666)	—		(666)	—		(726)

Net income (loss)	21,777	(36,141)	1,446		(34,695)	(236)		(13,154)
Net (income) loss attributable to noncontrolling interests
Preferred distributions in a consolidated joint venture	—	(360)	—		(360)	—		(360)
Noncontrolling interest in consolidated joint ventures	66	404	—		404	—		470
Noncontrolling interest in the operating partnership	(85)	186	—		186	—		101
Preferred dividends	—	(6,279)	—		(6,279)	—		(6,279)

Net income (loss) attributable to common shareholders	$21,758	$(42,190)	$1,446		$(40,744)	$(236)		$(19,222)

Basic per common share data:
Net income (loss) per share attributable to common shareholders	$0.17	$(0.31)	$0.01		$(0.30)	$0.01		$(0.11)	g

Weighted-average shares	123,734	137,778	137,778		137,778	(87,110)		174,402	g
Diluted per common share data:
Net income (loss) per share attributable to common shareholders	$0.17	$(0.31)	$0.01		$(0.30)	$0.02		$(0.11)	g

Weighted-average shares	123,841	137,778	137,778		137,778	(87,110)		174,509	g

(1)
The historical financial information of RLJ and FelCor is derived from their respective Quarterly Reports filed on Form 10-Q for the quarter ended March 31, 2017. Certain historical FelCor amounts have been reclassified to conform to RLJ's financial statement presentation.

See accompanying notes to the unaudited pro forma condensed combined financial statements

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
(in thousands unless otherwise noted)

1. Overview

        For purposes of the unaudited pro forma condensed combined financial statements, RLJ has assumed a total preliminary purchase price for the Mergers of approximately $1.1 billion, which consists primarily of RLJ Common Shares issued in exchange for shares of FelCor Common Stock. The total preliminary purchase price was calculated based on the closing price of RLJ Common Shares on June 26, 2017, which was $20.83. At the effective time of the Mergers, each share of FelCor Common Stock, issued and outstanding immediately prior to the effective time of the Mergers will be converted into the right to receive 0.362 of a share of newly issued shares of RLJ Common Shares, totaling approximately 50.7 million shares of RLJ Common Shares based on the number of shares of FelCor Common Stock outstanding as of March 31, 2017, determined as follows:

FelCor Common Stock outstanding as of March 31, 2017	138,409
FelCor equity-incentive awards vesting in connection with the Mergers	1,558

Total FelCor Common Stock to convert to RLJ Common Shares	139,967
Common Exchange Ratio	0.362

RLJ Common Shares to be issued	50,668

        The unaudited pro forma condensed combined financial statements have been prepared by applying the acquisition method of accounting with RLJ as the acquiring entity. Accordingly, the total estimated purchase price was allocated to the FelCor assets acquired and the liabilities assumed based on their respective fair values, as further described below.

        To the extent identified, certain reclassifications have been reflected in the unaudited pro forma condensed combined financial statements to conform FelCor's financial statement presentation to that of RLJ. However, the unaudited pro forma condensed combined financial statements may not reflect all the adjustments necessary to conform the accounting policies of FelCor to those of RLJ due to limitations on the availability of information as of the date of this joint proxy statement/prospectus.

        The pro forma adjustments represent RLJ management's estimates based on the information available as of the date of this joint proxy statement/prospectus and are subject to change as additional information becomes available and additional analyses are performed. The unaudited pro forma condensed combined financial statements do not reflect the impact of possible cost savings from operating efficiencies or synergies. Also, the unaudited pro forma condensed combined financial statements do not reflect possible adjustments related to restructuring or integration activities that have yet to be determined or transaction or other costs following the Mergers that are not expected to have a continuing impact. Further, non-recurring transaction-related expenses anticipated to be incurred prior to, or concurrent with, closing the Mergers are not included in the unaudited pro forma condensed combined statements of operations.

        The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2016 and for the three months ended March 31, 2017 combine the historical consolidated statements of operations of RLJ and FelCor, giving effect to the Mergers as if they occurred on January 1, 2016, the beginning of the earliest period presented. The unaudited pro forma condensed combined balance sheet combines the historical consolidated balance sheets of RLJ and FelCor as of March 31, 2017, giving effect to the Mergers as if they occurred on March 31, 2017.

Preliminary Estimated Purchase Price

        The total preliminary estimated purchase price of approximately $1.1 billion was determined based on the number of outstanding shares of FelCor Common Stock as of March 31, 2017, plus FelCor equity-incentive awards that are expected to vest in connection with the Mergers. For purposes of the unaudited pro forma condensed combined financial statements, such shares of FelCor Common Stock are assumed to be outstanding as of the date of the unaudited pro forma condensed combined balance sheet. Further, no effect has been given to any other new shares of FelCor Common Stock that may be issued or granted subsequent to the date of this joint proxy statement/prospectus and before the Closing date of the Mergers. In all cases, RLJ's closing common share price was a determining factor in arriving at the final consideration for the Mergers. The common share price assumed for the total preliminary estimated purchase price was the closing price of RLJ Common Shares on June 26, 2017 ($20.83 per share), the most recent date practicable in the preparation of this joint proxy statement/prospectus.

        The actual purchase price will be computed using the closing price of RLJ Common Shares on the Closing date of the Mergers. Therefore, the actual purchase price will fluctuate with the market price of RLJ Common Shares until the Mergers is consummated. As a result, the final purchase price could differ significantly from the current estimate, which could materially impact the unaudited pro forma condensed combined consolidated financial statements.

        The following table presents the changes to the value of RLJ Common Shares to be issued and the total preliminary estimated purchase price based on a 10% increase and decrease in the per share price of RLJ Common Shares (in thousands, except the per share price of RLJ Common Shares):

	Number of Shares Issued	Price Per RLJ Common Share	Value of Shares Issued
Closing price on June 26, 2017	50,668	$20.83	$1,055,414
Decrease of 10%	50,668	$18.75	$950,025
Increase of 10%	50,668	$22.91	$1,160,804

        The total preliminary estimated purchase price described above has been allocated to the assets acquired and liabilities assumed for purposes of these pro forma condensed combined financial statements, based on their estimated relative fair values, assuming the Mergers were completed on March 31, 2017. The final allocation will be based upon valuations and other analyses for which there is currently insufficient information to make a definitive allocation. Accordingly, the purchase price allocation adjustments are preliminary and have been made solely for the purpose of providing unaudited pro forma condensed combined financial statements. The final purchase price allocation will be determined after the Mergers are consummated and after a complete and thorough analysis to determine the fair value of FelCor's net assets and liabilities. As a result, the final acquisition accounting adjustments, including those resulting from conforming FelCor's accounting policies to those of RLJ's, could differ materially from the pro forma adjustments presented herein. The estimated purchase price of FelCor (as calculated in the manner described above) is allocated to the assets to be acquired and the liabilities to be assumed on the following preliminary basis:

Investment in hotel properties, net	$2,792,322
Cash and cash equivalents	80,803
Prepaid expenses and other assets	28,207
Restricted cash reserves	22,319
Hotel and other receivables	31,160
Investment in unconsolidated subsidiaries	28,234
Debt	(1,419,762)
Accounts payable and other liabilities	(89,938)
Distributions payable	(14,853)
Advance deposits and deferred revenue	(29,686)
Accrued interest	(12,236)
Redeemable noncontrolling interests	(4,583)
Preferred shares	(313,990)
Preferred equity in a consolidated joint venture	(43,783)
Noncontrolling interest in consolidated joint ventures	(7,199)

Total estimated purchase price	$1,047,015

2. Adjustments to the Unaudited Pro Forma Condensed Combined Balance Sheet

        The unaudited pro forma condensed combined balance sheet as of March 31, 2017 reflects the following adjustments:

A. FelCor Probable Significant Disposition

        In April and May 2017, FelCor classified two hotels as held for sale in accordance with the applicable accounting guidance. Due to the significance of one of the probable transactions, FelCor's historical consolidated balance sheet as of March 31, 2017 has been adjusted to reflect the probable significant disposition as if it occurred on March 31, 2017.

B. Investment in Hotel Properties, Net

        The hotel property assets acquired in connection with the Mergers are reflected in the unaudited pro forma condensed combined balance sheet of RLJ at a preliminary fair value. The preliminary fair value is based, in part, on valuations prepared with the assistance of a third-party valuation expert. The assets of acquired operating hotel properties generally consist of land and improvements, buildings and improvements, and furniture, fixtures and equipment. The adjustments reflected in the unaudited pro forma condensed combined balance sheet represent the differences between the preliminary fair value of the hotel properties acquired by RLJ in connection with the Mergers, and FelCor's historical balances, which are presented as follows:

	Fair Value	Less: FelCor Historical	Pro Forma Adjustments
Land and improvements	$471,996	$(255,462)	$216,534
Buildings and improvements	1,959,016	(1,728,548)	230,468
Furniture, fixtures and equipment	312,307	(402,913)	(90,606)
Construction in progress	49,003	(49,003)	—

	2,792,322	(2,435,926)	356,396
Accumulated depreciation	—	934,321	934,321

Investment in hotel properties, net	$2,792,322	$(1,501,605)	$1,290,717

        The fair value of the assets acquired was estimated by using market data and other information available and making numerous estimates and assumptions. FelCor's historical accumulated depreciation was eliminated since the assets are recognized and presented at fair value.

C. Prepaid Expense and Other Assets

        Unamortized debt issuance costs of $4.1 million related to a line of credit were included within other assets in FelCor's historical balance sheet. Since the debt assumed in the Mergers is presented at fair value in the unaudited pro forma condensed combined balance sheet, the historical unamortized debt issuance costs have been eliminated.

        Additionally, an unamortized fair value adjustment of $0.7 million to a ground lease included within other assets in FelCor's historical balance sheet has been eliminated.

        Finally, deferred equity offering costs included within other assets in FelCor's historical balance sheet have been eliminated.

Unamortized debt issuance costs	$(4,059)
Ground lease fair value adjustment	(728)
Deferred offering costs writeoff	(207)

Adjustment to prepaid expense and other assets	$(4,994)

D. Investment in Unconsolidated Subsidiaries

        The pro forma adjustment represents the difference between the preliminary fair value of FelCor's unconsolidated subsidiaries acquired by RLJ in connection with the Mergers, and FelCor's historical carrying value as of March 31, 2017. The preliminary fair value of the unconsolidated subsidiaries was based, in part, on a hotel property valuation prepared with the assistance of a third-party valuation expert, and a fair value adjustment for debt held by the unconsolidated subsidiaries. The fair value of debt was estimated based upon the contractual future cash flows discounted using borrowing spreads and market interest rates that would have been available for debt with similar terms and maturities.

Fair value of investment in unconsolidated subsidiaries	$28,234
Less: FelCor investment in unconsolidated subsidiaries	(7,532)

Adjustment to investment in unconsolidated subsidiaries	$20,702

E. Debt, Net

        RLJ will assume FelCor's debt in connection with the Mergers, which includes senior unsecured notes, senior secured notes, mortgage debt, and a line of credit. The debt to be assumed by RLJ has been adjusted by $65.6 million, which reflects the estimated fair value of the debt at March 31, 2017. Unamortized debt issuance costs were included within debt in FelCor's historical balance sheet. Since the debt assumed in the Mergers is presented at fair value in the unaudited pro forma condensed combined balance sheet, the historical unamortized debt issuance costs have been eliminated, and the estimated new costs of $3.0 million to assume the debt have been recognized in the unaudited pro forma condensed combined balance sheet.

Fair value of FelCor debt assumed	$1,422,762
Costs to assume FelCor's debt	(3,000)
Less: FelCor debt—historical basis	(1,354,187)

Adjustment to debt	$65,575

F. Accounts Payable and Other Liabilities

        Non-recurring transaction costs include those costs to be paid by RLJ or FelCor directly attributable to the Mergers. These transaction costs, consisting primarily of severance, transfer tax, and fees for bankers, legal, accounting, tax and other professional services, are estimated to be approximately $102.5 million. These costs are non-recurring in nature and directly related to the Mergers and, therefore, are reflected as a reduction to retained earnings and not included in the unaudited pro forma condensed combined statements of operations.

        The debt issuance costs are the costs to be paid by RLJ that are directly attributable to the assumption of debt in connection with the Mergers. These costs, consisting primarily of debt assumption fees, are estimated to be approximately $3.0 million.

        The straight-lining of rent pursuant to the underlying ground leases associated with the hotel properties acquired in connection with the Mergers will commence at the effective date of the Mergers. Therefore, the carrying value of straight-line rent included on FelCor's historical balance sheet has been eliminated.

Non-recurring transaction costs	$102,500
Debt issuance costs	3,000
Ground lease straight-line rent	(3,045)

Adjustment to accounts payable and other liabilities	$102,455

G. Preferred Shares

        The pro forma adjustment represents the difference between the preliminary fair value of FelCor Series A Preferred Shares acquired by RLJ in connection with the Mergers, and FelCor's historical carrying value of FelCor Series A Preferred Shares as of March 31, 2017.

Fair value of FelCor Series A Preferred Shares	$313,990
Less: FelCor Series A Preferred Shares—historical basis	(309,337)

Adjustment to FelCor Series A Preferred Shares	$4,653

H. Common Shares and Additional Paid-in Capital

        The pro forma adjustment represents the issuance of RLJ Common Shares with a par value of $0.01 per share and a market price per share of $20.83 as of June 26, 2017, the most recent date practicable in the preparation of this joint proxy statement/prospectus. Each share of FelCor Common Stock will be converted into 0.362 shares of RLJ Common Shares at the effective date of the Mergers.

FelCor Common Stock outstanding as of March 31, 2017	138,409
FelCor equity-incentive awards vesting in connection with the Mergers	1,558

Total FelCor Common Stock to convert to RLJ Common Shares	139,967
Exchange ratio	0.362

RLJ Common Shares to be issued	50,668
Par value per share of RLJ Common Shares	0.01

Par value of RLJ Common Shares to be issued	$507
Less: Par value of FelCor Common Stock—historical basis	(1,384)

Adjustment to RLJ Common Shares	$(877)

RLJ Common Shares to be issued	50,668
Additional paid-in capital per share ($20.83 less $0.01 par value)	$20.82

Additional paid-in capital of RLJ Common Shares to be issued	$1,054,908
Less: FelCor additional paid-in capital—historical basis	(2,579,066)

Adjustment to additional paid-in capital	$(1,524,158)

I. Retained Earnings (Deficit)

        Represents the elimination of FelCor's accumulated deficit of $2.8 billion as of March 31, 2017 and an adjustment of $102.5 million to decrease retained earnings for non-recurring transaction costs directly attributable to the Mergers that have not yet been expensed in the historical consolidated statements of operations or accrued in the historical consolidated balance sheets, which have been used as the starting point for the unaudited pro forma condensed combined financial statements (See Note F above).

3. Adjustments to the Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 2016 and the three months ended March 31, 2017

        The historical amounts include RLJ's and FelCor's actual operating results for the periods presented, as filed with the SEC on their respective Forms 10-K and Forms 10-Q, which are incorporated in this joint proxy statement/prospectus by reference. The pro forma adjustments to the historical amounts are presented in the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2016 and the three months ended March 31, 2017, assuming the Mergers occurred on January 1, 2016. Noted below are the explanations for the adjustments included in the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2016 and the three months ended March 31, 2017:

a. FelCor Probable Significant Disposition

        In April and May 2017, FelCor classified two hotels as held for sale in accordance with the applicable accounting guidance. Due to the significance of one of the probable transactions, FelCor's historical consolidated statements of operations for the year ended December 31, 2016 and for the three months ended March 31, 2017 have been adjusted to reflect the significant probable disposition as if it occurred on January 1, 2016.

b. Depreciation and Amortization

        For purposes of the unaudited pro forma condensed combined statements of operations, depreciation and amortization expense is calculated using the straight-line method over the estimated useful lives of 40 years for buildings, 15 years for building improvements, and five years for furniture, fixtures, and equipment. As RLJ would have commenced depreciation and amortization on January 1, 2016, the depreciation and amortization expense included in FelCor's historical financial statements has been removed so that the unaudited pro forma condensed combined statements of operations reflect the depreciation and amortization that RLJ would have recognized subsequent to the time of the Mergers.

        The following table summarizes the pro forma depreciation and amortization expense by asset category for the hotel properties acquired in the Mergers that would have been recorded for the three months ended March 31, 2017 and for the year ended December 31, 2016 (assuming the Mergers occurred on January 1, 2016) less the removal of the depreciation and amortization expense included in FelCor's historical financial statements:

	Three months ended March 31, 2017	Year ended December 31, 2016
Depreciation expense—buildings and improvements	$15,258	$61,033
Depreciation expense—furniture, fixtures and equipment	15,703	62,811
Eliminations of FelCor's historic depreciation and amortization expense	(27,335)	(111,639)

Adjustment to depreciation and amortization expense	$3,626	$12,205

c. Transaction and Pursuit Costs

        Represents the reversal of approximately $1.1 million in transaction costs incurred during the three months ended March 31, 2017. These costs are directly related to the Mergers and will not have a continuing impact on the operating results of RLJ.

d. Equity in Income from Unconsolidated Subsidiaries

        The pro forma adjustment represents the additional depreciation and amortization expense recognized after consideration of fair value adjustments to the portion of the unconsolidated subsidiary owned by FelCor.

e. Interest Expense

        The pro forma adjustments to interest expense related to the Mergers represent the (1) amortization of the above-market debt fair value adjustment on a straight-line basis as a result of recognizing the assumed FelCor debt at fair value, (2) amortization of deferred financing costs related to the assumption of FelCor's debt over the remaining life of the debt, and (3) elimination of FelCor's historic amortization of deferred financing costs.

        The following table summarizes the adjustments to the unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2017 and for the year ended December 31, 2016:

	Three months ended March 31, 2017	Year ended December 31, 2016
Amortization of the fair value adjustment on FelCor's debt	$1,994	$7,974
Amortization of deferred financing costs related to the assumption of debt	(151)	(603)
Elimination of FelCor's historic amortization of deferred financing costs	1,046	3,973

Adjustment to interest expense	$2,889	$11,344

f. Income Tax Expense

        Represents an increase in income tax expense of $11.9 million and $0.4 million for the year ended December 31, 2016 and for the three months ended March 31, 2017, respectively. The increase in income tax expense is due to a potential ownership change limitation on the utilization of net operating loss carryforwards as a result of the Mergers.

g. Earnings (Loss) Per Share

        The unaudited pro forma adjustment to shares outstanding used in the calculation of basic and diluted earnings per share are based on the combined basic and diluted weighted-average shares, after giving effect to the Common Exchange Ratio, as follows (in thousands, except per share data):

	Three months ended March 31, 2017	Year ended December 31, 2016
Numerator:
Net income (loss) attributable to common shareholders before discontinued operations	$(19,222)	$191,037
Loss from discontinued operations attributable to common shareholders	—	(3,118)

Net income (loss) attributable to common shareholders	(19,222)	187,919
Less: dividends paid on unvested restricted shares	(282)	(1,105)
Less: undistributed earnings attributable to unvested restricted shares	—	(188)

Net income (loss) attributable to common shareholders, excluding amounts attributable to unvested restricted shares	$(19,504)	$186,626

Denominator:
RLJ weighted-average common shares outstanding—basic	123,734	123,651
RLJ Common Shares to be issued to FelCor stockholders	50,668	50,668
Pro forma weighted-average common shares outstanding—basic	174,402	174,319
RLJ unvested restricted shares—treasury stock method	107	228

Pro forma weighted-average common shares outstanding—diluted	174,509	174,547

Basic per common share data:
Net income (loss) attributable to common shareholders before discontinued operations	$(0.11)	$1.09

Discontinued operations attributable to common shareholders	$—	$(0.02)

Net income (loss) attributable to common shareholders	$(0.11)	$1.07

Diluted per common share data:
Net income (loss) attributable to common shareholders before discontinued operations	$(0.11)	$1.09

Discontinued operations attributable to common shareholders	$—	$(0.02)

Net income (loss) attributable to common shareholders	$(0.11)	$1.07

Annex A

AGREEMENT AND PLAN OF MERGER

By and Among

RLJ LODGING TRUST

RLJ LODGING TRUST, L.P.

RANGERS SUB I, LLC

RANGERS SUB II, LP

FELCOR LODGING TRUST INCORPORATED

and

FELCOR LODGING LIMITED PARTNERSHIP

Dated as of April 23, 2017

A-i

A-ii

A-iii

 EXHIBITS

Exhibit A—Form of Company Stockholders Voting Agreement
Exhibit B—Form of Parent Shareholders Voting Agreement
Exhibit C—Form of Amendment to CIC Agreement
Exhibit D—Form of Articles Supplementary of Parent
Exhibit E—Form of Amendment to Parent Partnership Agreement
Exhibit F—Form of REIT Opinion of Polsinelli PC
Exhibit G—Form of REIT Opinion of Hogan Lovells US LLP

A-iv

AGREEMENT AND PLAN OF MERGER

        THIS AGREEMENT AND PLAN OF MERGER, dated as of April 23, 2017 (this "Agreement"), is made by and among RLJ Lodging Trust, a Maryland real estate investment trust ("Parent"), RLJ Lodging Trust, L.P., a Delaware limited partnership ("Parent LP"), Rangers Sub I, LLC, a Maryland limited liability company and a wholly owned subsidiary of Parent LP ("REIT Merger Sub"), Rangers Sub II, LP, a Delaware limited partnership and an indirect wholly owned subsidiary of Parent LP ("Partnership Merger Sub"), FelCor Lodging Trust Incorporated, a Maryland corporation (the "Company"), and FelCor Lodging Limited Partnership, a Delaware limited partnership ("Company LP"). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in Section 1.1.

W I T N E S S E T H:

        WHEREAS, the parties hereto wish to effect a business combination transaction in which the Company shall merge with and into REIT Merger Sub, with REIT Merger Sub being the surviving entity (the "REIT Merger"), and each outstanding share of Company Common Stock will be converted into the right to receive from Parent LP the applicable REIT Common Merger Consideration and each outstanding share of Company Series A Preferred Stock will be converted into the right to receive from Parent LP the applicable REIT Preferred Merger Consideration, upon the terms and subject to the conditions set forth in this Agreement and in accordance with the MGCL and the MD LLC Act;

        WHEREAS, prior to the REIT Merger, Partnership Merger Sub shall merge with and into Company LP, with Company LP continuing as the surviving entity and a wholly owned subsidiary of Parent LP (such merger transaction, the "Partnership Merger" and, together with the REIT Merger, the "Mergers"), and outstanding partnership interests in Company LP will be converted into the right to receive partnership interests in Parent LP, upon the terms and subject to the conditions set forth in this Agreement and in accordance with the DRULPA;

        WHEREAS, the board of trustees of Parent (the "Parent Board") has determined that the Mergers are in the best interests of Parent and its shareholders, approved this Agreement and the issuance of Parent Common Shares contemplated by this Agreement (the "Parent Share Issuance"), directed that the Parent Share Issuance be submitted for consideration at a meeting of Parent's shareholders and resolved to recommend that Parent's shareholders vote to approve the Parent Share Issuance;

        WHEREAS, the board of directors of the Company (the "Company Board") has determined that the Mergers are in the best interests of the Company and its stockholders, approved this Agreement and the Mergers and the other transactions contemplated by this Agreement, directed that the REIT Merger and the other transactions contemplated by this Agreement be submitted for consideration at a meeting of the Company's stockholders and resolved to recommend that the Company's stockholders vote to approve the REIT Merger and the other transactions contemplated by this Agreement;

        WHEREAS, the Company is the sole general partner of Company LP and holds limited partner interests in Company LP through its wholly owned subsidiary, FelCor Holdings Trust, a Massachusetts business trust ("FelCor Holdings");

        WHEREAS, each of Parent, in its capacity as the general partner of Parent LP, Company, in its capacity as the general partner of Company LP, Parent LP, in its capacity as the sole member of REIT Merger Sub and in its capacities as the limited partner of Partnership Merger Sub and the sole member of the general partner of Partnership Merger Sub, has taken all actions required for the execution of this Agreement by Parent LP, Company LP, REIT Merger Sub and Partnership Merger Sub, respectively, and to adopt and approve this Agreement and to approve the consummation by REIT Merger Sub, Partnership Merger Sub and Company LP, as applicable, of the REIT Merger and the Partnership Merger, as applicable, and the other transactions contemplated by this Agreement;

        WHEREAS, Parent, Parent LP and certain stockholders of the Company have entered into a Voting Agreement in the form attached hereto as Exhibit A (the "Company Stockholders Voting Agreement") pursuant to which such stockholders have agreed to vote the shares of Company Common Stock beneficially owned by them, or the voting of which they have the power to direct, in favor of the REIT Merger, or cause such interests to be voted in favor of the REIT Merger, at any meeting of the stockholders of the Company at which it is proposed that such stockholders approve the REIT Merger;

        WHEREAS, the Company, Company LP and certain shareholders of Parent have entered into a Voting Agreement in the form attached hereto as Exhibit B (the "Parent Shareholders Voting Agreement") pursuant to which such shareholders have agreed to vote the Parent Common Shares beneficially owned by them, or the voting of which they have the power to direct, in favor of the Parent Share Issuance, or cause such interests to be voted in favor of the Parent Share Issuance at any meeting of the shareholders of Parent at which it is proposed that such shareholders approve the Parent Share Issuance;

        WHEREAS, prior to the REIT Merger Effective Time, Parent shall transfer to Parent LP (or to the Exchange Agent on behalf of Parent LP) the Parent Common Shares and the Parent Series A Preferred Shares to be used by Parent LP to provide the Aggregate REIT Merger Consideration under this Agreement, and the parties intend that such transfers by Parent be treated as contributions of the Parent Common Shares and the Parent Series A Preferred Shares to Parent LP in exchange for a number of Parent LP Common Units equal to the number of Parent Common Shares transferred to Parent LP and a number of Parent LP Preferred Units equal to the number of Parent Series A Preferred Shares transferred to Parent LP, with terms of such Parent LP Preferred Units to be the same, in all material respects, as the terms of the Parent Series A Preferred Shares;

        WHEREAS, for U.S. federal income tax purposes (and, where applicable, state and local income tax purposes), the parties intend that (i) the REIT Merger will be treated as a taxable sale by the Company of all of the Company's assets to Parent LP in exchange for the Aggregate REIT Merger Consideration and the assumption of all of the Company's liabilities (including the Company's interests in Company LP, as determined under the applicable U.S. federal income tax regulations), immediately followed by a distribution of such consideration by the Company to the holders of equity interests in the Company in liquidation of the Company pursuant to Section 331 and Section 562 of the Internal Revenue Code of 1986, as amended (the "Code"), and that this Agreement shall constitute a "plan of liquidation" of the Company for U.S. federal income tax purposes, and (ii) to the extent the limited partners of Company LP other than the Company or any other Company Subsidiary receive New Parent LP Common Units, the Partnership Merger will be treated as contributions by those limited partners of their Company LP Common Units to Parent LP in exchange for the New Parent LP Common Units pursuant to Section 721(a) of the Code;

        WHEREAS, concurrently with the execution and delivery of this Agreement and as a material inducement to the willingness of Parent, Parent LP, REIT Merger Sub, and Partnership Merger Sub to enter into this Agreement, each of the Executive Employees are executing an amendment to his or her Change in Control and Severance Agreement with the Company and Company LP, to become effective upon the Closing; and

        WHEREAS, each of the Company, Company LP, Parent, Parent LP, REIT Merger Sub and Partnership Merger Sub desire to make certain representations, warranties, covenants and agreements in connection with the Mergers, and also to prescribe various conditions to the Mergers.

        NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants and subject to the conditions herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

        Section 1.1    Definitions.

          (a)   For purposes of this Agreement:

        "Acceptable Confidentiality Agreement" shall mean a customary confidentiality agreement containing terms no less favorable to the Company or Parent, as the case may be, than the terms set forth in the Confidentiality Agreement; provided, however, that such confidentiality agreement shall not prohibit compliance by the Company or Parent, as the case may be, with any of the provisions of Section 6.5, and shall not include any standstill provisions.

        "Action" shall mean any claim, action, suit, proceeding, arbitration, mediation or other investigation.

        "Affiliate" of a specified Person shall mean a Person who, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person.

        "Aggregate Cash Consideration" shall mean the aggregate amount paid with respect to fractional shares and fractional units in accordance with Section 3.9.

        "Business Day" shall mean any day other than a Saturday, Sunday or a day on which all banking institutions in New York, New York are authorized or obligated by Law or executive order to close.

        "Company 2005 Plan" shall mean the Company's 2005 Restricted Stock and Stock Option Plan, as it may be amended from time to time.

        "Company 2014 Plan" shall mean the Company's 2014 Equity Compensation Plan, as it may be amended from time to time.

        "Company Benefit Plan" shall mean each "employee pension benefit plan" (as defined in Section 3(2) of ERISA), each "employee welfare benefit plan" (as defined in Section 3(1) of ERISA), and each other plan, agreement, arrangement or policy (written or oral) relating to compensation, deferred compensation, bonus, commission, cash- or equity-based incentive, stock option, stock purchase, phantom stock, retention, change in control, golden parachute, severance, termination pay, salary continuation, supplemental unemployment, retirement, supplemental retirement, pension, savings, profit sharing, health, medical, dental, vision, disability, accident, life insurance, vacation, paid time off, education reimbursement, perquisite, fringe benefit or other employee benefit, in each case maintained or contributed to, or required to be maintained or contributed to, by the Company or the Company Subsidiaries, or pursuant to which the Company or any Company Subsidiary has or may have any liability, including contingent liability, other than any plan, agreement, arrangement or policy operated by a Governmental Authority.

        "Company Bylaws" shall mean the Bylaws of FelCor Lodging Trust Incorporated restated through October 27, 2016, as it may be amended from time to time.

        "Company Charter" shall mean the Articles of Amendment and Restatement of FelCor Lodging Trust Incorporated, dated May 19, 2015, with any articles of amendment or articles supplementary thereto, as it may be further amended and supplemented from time to time.

        "Company Common Stock" shall mean the common stock, par value $0.01 per share, of the Company.

        "Company Employment Agreement" shall mean each contract or agreement of the Company or any Company Subsidiary with any individual who is rendering or has rendered services thereto as an employee or director pursuant to which the Company or any Company Subsidiary has any actual or contingent liability or obligation to provide compensation and/or benefits in consideration for past, present or future services.

        "Company Equity Plans" shall mean the Company 2005 Plan and the Company 2014 Plan.

        "Company LP Common Unit" shall mean a limited partnership interest in Company LP designated as a "Common Unit" under the Company Partnership Agreement.

        "Company LP Preferred Unit" shall mean a limited partnership interest in Company LP designated as a "Series A Convertible Preferred Unit" under the Company Partnership Agreement.

        "Company Material Adverse Effect" shall mean any event, circumstance, change or effect (a) that is material and adverse to the business, assets, properties, liabilities, condition (financial or otherwise) or results of operations of the Company and the Company Subsidiaries, taken as a whole or (b) that prevents or materially impairs the ability of the Company or Company LP to consummate the Mergers before the Outside Date; provided, however, that for purposes of clause (a) "Company Material Adverse Effect" shall not include any event, circumstance, change or effect to the extent arising out of or resulting from (i) any failure of the Company to meet any projections or forecasts or any decrease in the market price of the Company Common Stock (it being understood and agreed that, subject to the other clauses of this proviso, any event, circumstance, change or effect giving rise to such failure or decrease shall be taken into account in determining whether there has been a Company Material Adverse Effect), (ii) any events, circumstances, changes or effects that affect the lodging industry generally, (iii) any changes in the United States or global economy or capital, financial or securities markets generally, including changes in interest or exchange rates or changes in global, national or regional political conditions, (iv) the commencement, escalation or worsening of a war or armed hostilities or the occurrence of acts of terrorism or sabotage, (v) the negotiation, execution or announcement of this Agreement, or the consummation or anticipation of the Mergers or other transactions contemplated hereby, including the impact of any of the foregoing on relationships, contractual or otherwise, with customers, franchisors, managers, suppliers, lenders, investors, future partners or employees, (vi) the taking of any action expressly required by, or the failure to take any action expressly prohibited by, this Agreement, or the taking of any action at the written request or with the prior written consent of an executive officer of Parent, (vii) earthquakes, hurricanes or other natural disasters, (viii) changes in Law or GAAP or interpretations or enforcement thereof or (ix) any stockholder or derivative litigation arising from allegations of a breach or violation of applicable Law relating to this Agreement or transactions contemplated thereby, which in the case of each of clauses (ii), (iii), (iv) and (viii) do not disproportionately affect the Company and the Company Subsidiaries, taken as a whole, relative to other participants in the lodging industry in the United States, and in the case of clause (vii) do not disproportionately affect the Company and the Company Subsidiaries, taken as a whole, relative to other participants in the lodging industry in the geographic regions in which the Company and the Company Subsidiaries operate or own or lease properties.

        "Company Partnership Agreement" shall mean that certain Second Amended and Restated Agreement of Limited Partnership of FelCor Lodging Limited Partnership, dated as of December 31, 2001, as amended by that certain First Amendment, dated as of April 1, 2002, as further amended by that certain Second Amendment, dated as of August 31, 2002, as further amended by that certain Third Amendment, dated as of October 1, 2002, as further amended by that certain Fourth Amendment, dated as of July 1, 2003, as further amended by that certain Fifth Amendment, dated as of April 2, 2004, as further amended by that certain Sixth Amendment, dated as of August 23, 2004, as further amended by that certain Seventh Amendment, dated as of

April 7, 2005, as further amended by that certain Eighth Amendment, dated as of August 30, 2005, as it may be further amended from time to time.

        "Company Partnership Certificate" shall mean the certificate of limited partnership of FelCor Lodging Limited Partnership, as it may be amended from time to time.

        "Company Partnership Unit" shall mean a "Partnership Unit," as defined in the Company Partnership Agreement, and shall include a Company LP Common Unit and a Company LP Preferred Unit.

        "Company Preferred Stock" shall mean shares of preferred stock, par value $0.01 per share, of the Company, of any series or type as may be designated by the Company Board.

        "Company Property Manager" shall mean any Third Party that manages or operates any of the Company Properties on behalf of the Company, Company LP or any other Company Subsidiary.

        "Company Restricted Stock" shall mean any restricted shares of Company Common Stock granted pursuant to the Company Equity Plans.

        "Company RSU" shall mean any restricted stock unit award with respect to Company Common Stock granted pursuant to the Company Equity Plans.

        "Company Series A Preferred Stock" shall mean the $1.95 Series A Cumulative Convertible Preferred Stock, par value $0.01 per share, of the Company.

        "Company Stockholder Meeting" shall mean the meeting (including any postponement and adjournment thereof) of the holders of shares of Company Common Stock for the purpose of seeking the Company Stockholder Approval.

        "Company Subsidiary" shall mean a Subsidiary of the Company. A Company Subsidiary that is directly or indirectly wholly owned by the Company or Company LP shall be deemed a wholly owned Company Subsidiary.

        "Company Termination Fee" shall mean $39,000,000.

        "Company Title Insurance Policy" shall mean each policy of title insurance insuring the Company's or the applicable Company Subsidiary's (or the applicable predecessor's) title to or leasehold interest in Company Properties, subject to the matters and printed exceptions set forth in the Company Title Insurance Policies.

        "Confidentiality Agreement" shall mean the letter agreement, dated December 28, 2016, as amended from time to time, between Parent and the Company.

        "control" (including the terms "controlled by" and "under common control with") shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, as trustee or executor, by contract or otherwise.

        "Controlled Group Liability" means any and all liabilities (a) under Title IV of ERISA, (b) under Section 302 or 4068(a) of ERISA, (c) under Section 430(k) or 4971 of the Code and (d) for violation of the continuation coverage requirements of Sections 601 et seq. of ERISA and Section 4980B of the Code or the group health requirements of Sections 701 et seq. of ERISA and Sections 9801 et seq. of the Code, in the case of each of the foregoing clauses (a) through (d), with respect to a Person or any of its ERISA Affiliates.

        "Delaware Secretary" shall mean the Secretary of State of the State of Delaware.

        "DRULPA" shall mean the Delaware Revised Uniform Limited Partnership Act, as amended.

        "Environmental Law" shall mean any Law relating to the pollution or protection of the indoor or outdoor environment (including air, surface water, groundwater, land surface or subsurface land), or human health or safety (as such matters relate to Hazardous Materials), including Laws relating to the use, handling, presence, transportation, treatment, storage, disposal, release or discharge of Hazardous Materials.

        "Environmental Permit" shall mean any permit, approval, license or other authorization required under any applicable Environmental Law.

        "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

        "ERISA Affiliate" shall mean, with respect to any entity, trade or business, any other entity, trade or business that is, or was at the relevant time, a member of a group described in Section 414(b), (c), (m) or (o) of the Code or Section 4001(b)(1) of ERISA that includes or included the first entity, trade or business, or that is, or was at the relevant time, a member of the same "controlled group" as the first entity, trade or business pursuant to Section 4001(a)(14) of ERISA.

        "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        "Executive Employees" shall mean Steven R. Goldman, Troy A. Pentecost, Michael Hughes, Thomas Hendrick and Jonathan Yellen.

        "Expense Amount" shall mean $20,000,000.

        "Expenses" shall mean all expenses (including all fees and expenses of counsel, accountants, investment bankers, experts and consultants to a party hereto and its Affiliates) incurred by a party or on its behalf in connection with or related to the authorization, preparation, negotiation, execution and performance of this Agreement, the preparation, printing, and filing of the Form S-4, the preparation, printing, filing and mailing of the Joint Proxy Statement and all SEC and other regulatory filing fees incurred in connection with the Form S-4 and the Joint Proxy Statement, the solicitation of stockholder and shareholder approvals, engaging the services of the Exchange Agent, obtaining third-party consents, any other filings with the SEC and all other matters related to the Closing of the Mergers and the other transactions contemplated by this Agreement.

        "GAAP" shall mean the United States generally accepted accounting principles.

        "Governmental Authority" shall mean any United States (federal, state or local) or foreign government, arbitration panel, or any governmental or quasi-governmental, regulatory, judicial or administrative authority, board, bureau, agency, commission or self-regulatory organization.

        "Hazardous Materials" shall mean (i) those substances listed in, defined in or regulated under any Environmental Law, including the following federal statutes and their state counterparts, as each may be amended from time to time, and all regulations thereunder: the Resource Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation and Liability Act, the Toxic Substances Control Act, the Clean Water Act, the Safe Drinking Water Act, the Atomic Energy Act and the Clean Air Act; (ii) petroleum and petroleum products, including crude oil and any fractions thereof; (iii) polychlorinated biphenyls, methane, asbestos, and radon; and (iv) mold that would reasonably be expected to have a material adverse effect on human health or property.

        "Indebtedness" shall mean, with respect to any Person, (i) all indebtedness, notes payable, accrued interest payable or other obligations for borrowed money, whether secured or unsecured, (ii) all obligations under conditional sale or other title retention agreements, or incurred as financing, in either case with respect to property acquired by such Person, (iii) all obligations issued, undertaken or assumed as the deferred purchase price for any property or assets, (iv) all obligations under capital leases, (v) all obligations in respect of bankers acceptances or letters of credit, (vi) all obligations under interest rate cap, swap, collar or similar transaction or currency hedging transactions, and (vii) any guarantee of any of the foregoing, whether or not evidenced by a note, mortgage, bond, indenture or similar instrument.

        "Indemnitee" shall mean any individual who, on or prior to the REIT Merger Effective Time, was an officer, director, partner, member, trustee or employee of the Company or served on behalf of the Company as an officer, director, partner, member, trustee or employee of any of the Company Subsidiaries.

        "Intellectual Property" shall mean all United States and foreign (i) patents, patent applications, invention disclosures, and all related continuations, continuations-in-part, divisionals, reissues, re-examinations, substitutions and extensions thereof, (ii) trademarks, service marks, trade dress, logos, trade names, corporate names, Internet domain names, design rights and other source identifiers, together with the goodwill symbolized by any of the foregoing, (iii) copyrightable works and copyrights, (iv) confidential and proprietary information, including trade secrets, know-how, ideas, formulae, models and methodologies, (v) all rights in the foregoing and in other similar intangible assets, and (vi) all applications and registrations for the foregoing.

        "Intellectual Property Registrations" shall mean all Intellectual Property subject to any issuance, registration, or application or filing by, to, or with any Governmental Authority or domain registrar in any jurisdiction, including patents and patent applications, trademark registrations and applications, copyright registrations and applications, and Internet domain names.

        "Investment Company Act" shall mean the Investment Company Act of 1940, as amended.

        "IRS" shall mean the United States Internal Revenue Service.

        "knowledge" shall mean the actual knowledge as of the date hereof, with respect to the Company or Parent, of the Persons listed on Section 1.1 of the Company Disclosure Letter and Section 1.1 of the Parent Disclosure Letter, respectively.

        "Law" shall mean any and all domestic (federal, state or local) or foreign laws, rules, regulations, orders, judgments or decrees promulgated by any Governmental Authority.

        "Lien" shall mean with respect to any asset (including any security), any mortgage, deed of trust, claim, condition, covenant, lien, pledge, charge, security interest, preferential arrangement, option or other third-party right (including right of first refusal or first offer), restriction, right of way, easement, or title defect or encumbrance of any kind in respect of such asset, including any restriction on the use, voting, transfer, receipt of income or other exercise of any attributes of ownership.

        "Maryland SDAT" shall mean the Maryland State Department of Assessments and Taxation.

        "MD LLC Act" shall mean the Maryland Limited Liability Company Act, as amended.

        "MGCL" shall mean the Maryland General Corporation Law, as amended.

        "NYSE" shall mean the New York Stock Exchange.

        "Order" shall mean a judgment, order or decree of a Governmental Authority.

        "Parent Declaration of Trust" shall mean the Articles of Amendment and Restatement of Declaration of Trust of RLJ Lodging Trust, dated as of May 5, 2011, any articles of amendment or articles supplementary thereto and as it may be further amended and supplemented from time to time.

        "Parent Benefit Plan" shall mean each "employee pension benefit plan" (as defined in Section 3(2) of ERISA), each "employee welfare benefit plan" (as defined in Section 3(1) of ERISA), and each other material plan, agreement, arrangement or policy (written or oral) relating to employment, compensation, deferred compensation, bonus, commission, cash- or equity-based incentive, stock option, stock purchase, phantom stock, retention, change in control, golden parachute, severance, termination pay, salary continuation, supplemental unemployment, retirement, supplemental retirement, pension, savings, profit sharing, health, medical, dental, vision, disability, accident, life insurance, vacation, paid time off, education reimbursement, perquisite, fringe benefit or other employee benefit, in each case maintained or contributed to, or required to be maintained or contributed to, by Parent or the Parent Subsidiaries, or pursuant to which Parent or Parent Subsidiaries has or may have any liability, including contingent liability, other than any plan, agreement, arrangement or policy operated by a Governmental Authority.

        "Parent Bylaws" shall mean the Third Amended and Restated Bylaws of RLJ Lodging Trust, dated as of April 29, 2016, as it may be amended from time to time.

        "Parent Common Shares" shall mean the common shares of beneficial interest, par value $0.01 per share, of Parent.

        "Parent Equity Plans" shall mean the Parent 2011 Equity Incentive Plan, as it may be amended from time to time, and the Parent 2015 Equity Incentive Plan, as it may be amended from time to time.

        "Parent Lease" shall mean each lease and sublease that is in effect as of the date hereof and to which Parent, Parent LP, REIT Merger Sub, Partnership Merger Sub or the other Parent Subsidiaries are parties as lessors or sublessors with respect to each of the applicable Parent Properties.

        "Parent LP Common Unit" shall mean a limited partnership interest in Parent LP designated as a "Class A Unit" under the Parent Partnership Agreement.

        "Parent LP Preferred Unit" shall mean a limited partnership interest in Parent LP to be designated as a "Series A Convertible Preferred Unit" under the Parent Partnership Agreement, as amended in accordance with Section 6.18 hereof.

        "Parent Material Adverse Effect" shall mean any event, circumstance, change or effect (a) that is material and adverse to the business, assets, properties, liabilities, condition (financial or otherwise) or results of operations of Parent, Parent LP, REIT Merger Sub, Partnership Merger Sub and the other Parent Subsidiaries, taken as a whole or (b) that prevents or materially impairs the ability of Parent, Parent LP, REIT Merger Sub or Partnership Merger Sub to consummate the Mergers before the Outside Date; provided, however, that for purposes of clause (a) "Parent Material Adverse Effect" shall not include any event, circumstance, change or effect to the extent arising out of or resulting from (i) any failure of Parent to meet any projections or forecasts or any decrease in the market price of the Parent Common Shares (it being understood and agreed that, subject to the other clauses of this proviso, any event, circumstance, change or effect giving rise to such failure or decrease shall be taken into account in determining whether there has been a Parent Material Adverse Effect), (ii) any events, circumstances, changes or effects that affect the lodging industry generally, (iii) any changes in the United States or global economy or capital, financial or securities markets generally, including changes in interest or exchange rates or changes in global, national or regional political conditions, (iv) the commencement, escalation or worsening of a war or armed hostilities or the occurrence of acts of terrorism or sabotage, (v) the negotiation, execution or announcement of this Agreement, or the consummation or anticipation of the Mergers or other transactions contemplated hereby, including the impact of any of the foregoing on relationships, contractual or otherwise, with customers, franchisors, managers, suppliers, lenders, investors, future partners or employees, (vi) the taking of any action expressly required by, or the failure to take any action expressly prohibited by, this Agreement, or the taking of any action at the written request or with the prior written consent of an executive officer of the Company, (vii) earthquakes, hurricanes or other natural disasters, (viii) changes in Law or GAAP or interpretations or enforcement thereof or (ix) any stockholder or derivative litigation arising from allegations of a breach or violation of applicable Law relating to this Agreement or transactions contemplated thereby, which in the case of each of clauses (ii), (iii), (iv) and (viii) do not disproportionately affect Parent and the Parent Subsidiaries, taken as a whole, relative to other participants in the lodging industry in the United States, and in the case of clause (vii) do not disproportionately affect Parent and the Parent Subsidiaries, taken as a whole, relative to other participants in the lodging industry in the geographic regions in which Parent and the Parent Subsidiaries operate or own or lease properties.

        "Parent Material Contract" shall mean each contract or agreement in effect as of the date of this Agreement to which Parent or any Parent Subsidiary is a party that is required to be filed as an exhibit to the Parent SEC Filings pursuant to Item 601(b)(2), (4), (9) or (10) of Regulation S-K promulgated by the SEC, excluding (x) any contract or agreement that will no longer be in effect following the Closing and (y) any contract or agreement that is, or at the Closing will be, terminable-at-will (as defined below) or terminable upon not more than sixty (60) days' notice by Parent or any Parent Subsidiary without penalty. A contract or agreement is "terminable-at-will", as that expression is used in this definition if it expressly provides that it is terminable-at-will, regardless of whether any covenant of good faith and fair dealing may be implied as a matter of law in connection with the termination thereof.

        "Parent Partnership Agreement" shall mean the Amended and Restated Agreement of Limited Partnership of RLJ Lodging Trust, L.P., dated May 13, 2011, as it may be amended from time to time.

        "Parent Partnership Certificate" shall mean the certificate of limited partnership of RLJ Lodging Trust, L.P., as it may be amended from time to time.

        "Parent Preferred Shares" shall mean the preferred shares of beneficial interest, par value $0.01 per share, of Parent, of any series or type as may be designated by the Parent Board.

        "Parent Series A Preferred Shares" shall mean the Series A cumulative convertible preferred shares, par value $0.01 per share, of Parent, as designated by the Parent Board.

        "Parent Shareholder Meeting" shall mean the meeting (including any postponement and adjournment thereof) of the holders of Parent Common Shares for the purpose of seeking the Parent Shareholder Approval.

        "Parent Subsidiary" shall mean a Subsidiary of Parent.

        "Parent Termination Fee" shall mean $95,000,000.

        "Parent Title Insurance Policy" shall mean each policy of title insurance insuring Parent's or the applicable Parent Subsidiary's (or the applicable predecessor's) title to or leasehold interest in Parent Properties, subject to the matters and printed exceptions set forth in the Parent Title Insurance Policies.

        "Person" shall mean an individual, corporation, partnership, limited partnership, limited liability company, person (including a "person" as defined in Section 13(d)(3) of the Exchange Act), trust, association or other entity or a government or a political subdivision, agency or instrumentality of a government.

        "Representative" shall mean, with respect to any Person, any of such Person's trustees, directors, officers, employees, consultants, advisors (including attorneys, accountants, consultants, investment bankers, and financial advisors), agents and other representatives.

        "Sarbanes-Oxley Act" shall mean the Sarbanes-Oxley Act of 2002, as amended.

        "SEC" shall mean the United States Securities and Exchange Commission (including the staff thereof).

        "Securities Act" shall mean the Securities Act of 1933, as amended.

        "Surviving Entity" shall mean, (x) with respect to the Partnership Merger, Company LP, and (y) with respect to the REIT Merger, REIT Merger Sub.

        "Subsidiary" shall mean, with respect to any Person (a) any corporation of which at least fifty percent (50%) of the outstanding voting securities is directly or indirectly owned (b) any partnership, limited liability company, joint venture or other entity of which at least fifty percent (50%) of the total equity interest is directly or indirectly owned by such Person or of which such Person or any of its Subsidiaries is a general partner, manager, managing member or the equivalent.

        "Tax" or "Taxes" shall mean any federal, state, local or foreign or other taxes of any kind, together with any interest, penalties and additions to tax, imposed by any Governmental Authority, including taxes on or with respect to income, franchises, gross receipts, property, sales, use, capital stock, payroll, employment, unemployment and net worth, and taxes in the nature of excise, withholding, and value added taxes.

        "Tax Return" shall mean any return, report or similar statement, together with any attached schedule, that is required to be provided to a Governmental Authority with respect to Taxes, including information returns, refunds claims, amended returns and declarations of estimated Tax.

        "Third Party" shall mean (i) in the case of the Company, Company LP or a Company Subsidiary, any Person or group of Persons other than Parent, Parent LP, REIT Merger Sub, Partnership Merger Sub and their respective Affiliates or (ii) in the case of Parent, Parent LP, REIT Merger Sub, Partnership Merger Sub or a Parent Subsidiary, any Person or group of Persons other than the Company, Company LP and their respective Affiliates.

        "VWAP of Parent Common Shares" shall mean the volume weighted average price of Parent Common Shares for the ten (10) trading days immediately prior to the Closing

Date, starting with the opening of trading on the first trading day to the closing of the last trading day prior to the Closing Date, as reported by Bloomberg.

        The following terms shall have the respective meanings set forth in the Section set forth below opposite such term:

Acquisition Proposal	Section 6.5(k)(i)
Adverse Recommendation Change	Section 6.5(d)
Aggregate REIT Merger Consideration	Section 3.5(a)
Agreement	Preamble
Alternative Acquisition Agreement	Section 6.5(a)
BAML	Section 4.19
Barclays	Section 5.19
Book-Entry Share	Section 3.1(b)(i)
Certificate	Section 3.1(b)(i)
Claim	Section 4.13
Closing	Section 2.2
Closing Date	Section 2.2
Code	Recitals
Common Exchange Ratio	Section 3.1(b)(i)
Company	Preamble
Company Board	Recitals
Company Common Quarterly Dividend	Section 6.1(b)(iii)
Company Designee	Section 6.19
Company Disclosure Letter	ARTICLE IV
Company Employees	Section 6.10(a)
Company Franchise Agreement	Section 4.16(i)
Company Ground Lease	Section 4.16(g)
Company Insurance Policies	Section 4.18
Company LP	Preamble
Company Major Leases	Section 4.16(f)
Company Management Agreement	Section 4.16(h)
Company Material Contract	Section 4.12(a)
Company Permits	Section 4.6(a)
Company Permitted Liens	Section 4.16(b)
Company Property	Section 4.16(a)
Company Recommendation	Section 4.4(a)
Company SEC Filings	Section 4.7(a)
Company Stockholder Approval	Section 4.21
Company Stockholders Voting Agreement	Recitals
Company Subsidiary Partnership	Section 4.17(f)
Company Tax Letter	Section 6.11(c)
Company Tax Protection Agreements	Section 4.17(f)
D&O Insurance	Section 6.9(c)
Exchange Agent	Section 3.5(a)
Exchange Fund	Section 3.5(a)

Existing Indemnification Right	Section 6.9(e)
FelCor Holdings	Recitals
Form S-4	Section 4.5(b)
Inquiry	Section 6.5(a)
Interim Period	Section 6.1(a)
Joint Proxy Statement	Section 4.5(b)
JV Agreement	Section 4.12(a)
Letter of Transmittal	Section 3.5(c)(i)
Losses	Section 6.14
Material Parent Leases	Section 5.16(f)
Mergers	Recitals
New Parent LP Common Units	Section 3.2(a)
New Plans	Section 6.10(b)
Notice of Superior Proposal	Section 6.5(e)
Outside Date	Section 8.1(b)(i)
Parent	Preamble
Parent Board	Recitals
Parent Common Quarterly Dividend	Section 6.2(b)(iii)
Parent Disclosure Letter	ARTICLE V
Parent Insurance Policies	Section 5.18
Parent LP	Preamble
Parent Permits	Section 5.6(a)
Parent Permitted Liens	Section 5.16(b)
Parent Property	Section 5.16(a)
Parent Recommendation	Section 5.4(a)
Parent SEC Filings	Section 5.7(a)
Parent Share Issuance	Recitals
Parent Shareholders Voting Agreement	Recitals
Parent Subsidiary Partnership	Section 5.17(f)
Parent Tax Letter	Section 6.11(b)
Parent Tax Protection Agreements	Section 5.17(f)
Partnership Merger	Recitals
Partnership Merger Certificate of Merger	Section 2.3(a)
Partnership Merger Effective Time	Section 2.3(a)
Partnership Merger Sub	Preamble
Qualifying Income	Section 8.3(e)
REIT Common Merger Consideration	Section 3.1(b)(i)
REIT Merger	Recitals
REIT Merger Articles of Merger	Section 2.3(b)
REIT Merger Effective Time	Section 2.3(b)
REIT Merger Sub	Preamble
REIT Preferred Merger Consideration	Section 3.1(b)(ii)
Superior Proposal	Section 6.5(k)(ii)
Transfer Taxes	Section 6.11(a)
WARN Act	Section 4.11

 ARTICLE II

THE MERGERS

        Section 2.1    The Mergers.

          (a)    Partnership Merger.    Upon the terms and subject to the conditions of this Agreement, and in accordance with the DRULPA, at the Partnership Merger Effective Time, Partnership Merger Sub shall merge with and into Company LP, whereupon the separate existence of Partnership Merger Sub shall cease, and Company LP shall continue under the name "FelCor Lodging Limited Partnership" as the Surviving Entity in the Partnership Merger. The Partnership Merger shall have the effects provided in this Agreement and as specified in the DRULPA.

          (b)    REIT Merger.    Upon the terms and subject to the conditions of this Agreement, and in accordance with the MGCL and the MD LLC Act, at the REIT Merger Effective Time, the Company shall be merged with and into REIT Merger Sub, whereupon the separate existence of the Company shall cease, and REIT Merger Sub shall continue under the name "Rangers Sub I, LLC" as the Surviving Entity in the REIT Merger. The REIT Merger shall have the effects provided in this Agreement and as specified in the MGCL and the MD LLC Act.

        Section 2.2    Closing.     The closing of the Mergers (the "Closing") shall occur as promptly as practicable (but in no event later than the second (2nd) Business Day) after all of the conditions set forth in Article VII (other than those conditions that by their terms are required to be satisfied or waived at the Closing, but subject to the satisfaction or waiver of such conditions) shall have been satisfied or waived by the party entitled to the benefit of the same and, subject to the foregoing, shall take place at such time and on a date to be specified by the parties (the "Closing Date"). The Closing shall take place at the offices of Hogan Lovells US LLP, 555 13th Street NW, Washington, D.C., or at such other place as agreed to by the parties hereto.

        Section 2.3    Effective Time.

          (a)    Partnership Merger Effective Time.    At the Closing, Company LP and Partnership Merger Sub shall (i) cause the certificate of merger with respect to the Partnership Merger (the "Partnership Merger Certificate of Merger") to be duly executed and filed with the Delaware Secretary as provided under the DRULPA and (ii) make any other filings, recordings or publications required to be made by Company LP or Partnership Merger Sub under the DRULPA in connection with the Partnership Merger. The Partnership Merger shall become effective upon such time as the Partnership Merger Certificate of Merger has been filed with the Delaware Secretary, or such later time that the parties hereto shall have agreed upon and designated in the Partnership Merger Certificate of Merger in accordance with the DRULPA as the effective time of the Partnership Merger (the "Partnership Merger Effective Time").

          (b)    REIT Merger Effective Time.    The Company and REIT Merger Sub shall cause the REIT Merger to be consummated as soon as practicable on the

  Closing Date immediately after the Partnership Merger Effective Time, and shall (i) cause articles of merger with respect to the REIT Merger (the "REIT Merger Articles of Merger") to be duly executed and filed with the Maryland SDAT as provided under the MGCL and the MD LLC Act and (ii) make any other filings, recordings or publications required to be made by the Company or REIT Merger Sub under the MGCL or the MD LLC Act in connection with the REIT Merger. The REIT Merger shall become effective upon such time as the REIT Merger Articles of Merger have been accepted for record by the Maryland SDAT, or such later time which the parties hereto shall have agreed upon and designated in the REIT Merger Articles of Merger in accordance with the MGCL and the MD LLC Act as the effective time of the REIT Merger (the "REIT Merger Effective Time"), it being understood and agreed that the parties shall cause the REIT Merger Effective Time to occur as soon as practicable following the Partnership Merger Effective Time.

          (c)   The Partnership Merger shall have the effects set forth in the DRULPA and this Agreement. Without limiting the generality of the foregoing, and subject thereto, from and after the Partnership Merger Effective Time, the Surviving Entity of the Partnership Merger shall possess all properties, rights, privileges, powers and franchises of Company LP and Partnership Merger Sub, and all of the claims, obligations, liabilities, debts and duties of Company LP and Partnership Merger Sub shall become the claims, obligations, liabilities, debts and duties of the Surviving Entity of the Partnership Merger.

          (d)   The REIT Merger shall have the effects set forth in the MGCL, the MD LLC Act and this Agreement. Without limiting the generality of the foregoing, and subject thereto, from and after the REIT Merger Effective Time, the Surviving Entity of the REIT Merger shall possess all properties, rights, privileges, powers and franchises of the Company, and all of the claims, obligations, liabilities, debts and duties of the Company shall become the claims, obligations, liabilities, debts and duties of the Surviving Entity of the REIT Merger.

        Section 2.4    Organizational Documents.

          (a)   The agreement of limited partnership of Partnership Merger Sub, as in effect immediately prior to the Partnership Merger Effective Time, except for such changes as may be necessary to reflect any change of name of the Surviving Entity of the Partnership Merger, shall be the limited partnership agreement of the Surviving Entity of the Partnership Merger immediately following the Partnership Merger Effective Time, until thereafter amended in accordance with the applicable provisions thereof and in accordance with applicable Law.

          (b)   The limited liability company agreement of REIT Merger Sub, as in effect immediately prior to the REIT Merger Effective Time, except for such changes as may be necessary to reflect any change of name of the Surviving Entity of the REIT Merger, shall be the limited liability company agreement of the Surviving Entity of the REIT Merger immediately following the REIT Merger Effective Time, until thereafter amended in accordance with the applicable provisions thereof and in accordance with applicable Law.

        Section 2.5    Tax Consequences.     It is intended that, for U.S. federal income tax purposes (and, where applicable, state and local income tax purposes), (i) Parent's transfers to Parent LP (or to the Exchange Agent on behalf of Parent LP) of the Parent Common Shares and the Parent Series A Preferred Shares will be treated as contributions of the Parent Common Shares and the Parent Series A Preferred Shares to Parent LP in exchange for a number of Parent LP Common Units equal to the number of Parent Common Shares transferred to Parent LP and a number of Parent LP Preferred Units equal to the number of Parent Series A Preferred Shares transferred to Parent LP, with terms of such Parent LP Preferred Units to be the same, in all material respects, as the terms of the Parent Series A Preferred Shares; (ii) the REIT Merger will be treated as a taxable sale by the Company of all of the Company's assets (including all of the Company's interests in Company LP, as determined under the applicable U.S. federal income tax regulations) to Parent LP in exchange for the Aggregate REIT Merger Consideration and the assumption of all of the Company's liabilities, immediately followed by a distribution of the Aggregate REIT Merger Consideration by the Company to the holders of equity interests in the Company in liquidation of the Company pursuant to Section 331 and Section 562 of the Code, and that this Agreement shall constitute a "plan of liquidation" of the Company for U.S. federal income tax purposes, and (iii) to the extent the limited partners of Company LP other than the Company or any other Company Subsidiary receive New Parent LP Common Units in the Partnership Merger, the Partnership Merger will be treated as contributions by those limited partners of their Company LP Common Units to Parent LP in exchange for the New Parent LP Common Units pursuant to Section 721(a) of the Code. If the Partnership Merger, either alone or taken together with the REIT Merger, is treated as a merger of the Company LP with Parent LP for purposes of Section 708(b)(2)(A) of the Code and Treasury Regulations Section 1.708-1(c), then such deemed merger of Company LP with Parent LP shall be treated as an "assets-over" form of merger under Treasury Regulations 1.708-1(c)(3)(i), with (x) the Company treated as selling its interests in Company LP to Parent LP in exchange for the Aggregate REIT Merger Consideration and the assumption of all of the Company's liabilities (y) any Minority Limited Partner electing to receive Parent Common Shares treated as selling its interests in Company LP to Parent LP in exchange for such Parent Common Shares, and (z) Company LP immediately thereafter contributing all of its assets, subject to all of its liabilities, to Parent LP, in exchange for interests in Parent LP which are distributed to the Minority Limited Partners electing to receive New Parent LP Common Units. The Company, as a party to this Agreement, hereby consents to the characterization set forth in the immediately preceding sentence, and each Minority Limited Partner electing to receive Parent Common Shares will consent to such characterization as a condition to such election being effective. All Tax Returns shall be prepared in a manner consistent with this Section.

ARTICLE III

EFFECT OF THE MERGERS

        Section 3.1    Effect on Shares.     At the REIT Merger Effective Time, by virtue of the REIT Merger and without any action on the part of the Company, REIT Merger Sub or the holders of any securities of the Company or REIT Merger Sub:

          (a)    Cancellation of Company Securities.    Each share of Company Common Stock issued and outstanding immediately prior to the REIT Merger Effective

  Time that is held by any wholly owned Company Subsidiary, by Parent or by any Parent Subsidiary shall automatically be canceled and retired and shall cease to exist, and no payment shall be made with respect thereto.

          (b)    Conversion of Company Securities.

              (i)  Each share of Company Common Stock issued and outstanding immediately prior to the REIT Merger Effective Time (other than shares to be canceled in accordance with Section 3.1(a)) shall automatically be converted into the right to receive 0.362 Parent Common Shares (the "Common Exchange Ratio"), subject to adjustment as provided in Section 3.4 (the "REIT Common Merger Consideration"). All shares of Company Common Stock, when so converted, shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist, and each holder of a certificate (a "Certificate") or book-entry share registered in the transfer books of the Company (a "Book-Entry Share") with respect to such Company Common Stock that immediately prior to the REIT Merger Effective Time represented shares of Company Common Stock shall cease to have any rights with respect to such Company Common Stock other than the right to receive the REIT Common Merger Consideration, in accordance with Section 3.5, including the right, if any, to receive, pursuant to Section 3.9, cash in lieu of fractional Parent Common Shares into which such shares of Company Common Stock have been converted pursuant to this Section 3.1(b)(i), together with the amounts, if any, payable pursuant to Section 3.5(d). Subject to Section 6.20, the issuance of the REIT Common Merger Consideration shall be subject to the restrictions on ownership and transfer set forth in the Parent Declaration of Trust.

             (ii)  Each share of Company Series A Preferred Stock issued and outstanding immediately prior to the REIT Merger Effective Time shall automatically be converted into the right to receive from Parent LP a number of Parent Series A Preferred Shares equal to one (1) Parent Series A Preferred Share (such share, the "REIT Preferred Merger Consideration"). All shares of Company Series A Preferred Stock, when so converted, shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist, and each holder of a Certificate or Book-Entry Share with respect to such Company Series A Preferred Stock that immediately prior to the REIT Merger Effective Time represented shares of Company Series A Preferred Stock shall cease to have any rights with respect to such Company Series A Preferred Stock other than the right to receive the REIT Preferred Merger Consideration, as the case may be, in accordance with Section 3.5. Subject to Section 6.20, the issuance of the REIT Preferred Merger Consideration shall be subject to the restrictions on ownership and transfer set forth in the Parent Declaration of Trust.

          (c)    REIT Merger Sub Membership Interests.    All membership interests of REIT Merger Sub issued and outstanding immediately prior to the REIT Merger Effective Time shall remain issued and outstanding following the REIT Merger Effective Time.

        Section 3.2    Effect on Partnership Interests.

          (a)    Conversion of Partnership Merger Sub Interests.    At the Partnership Merger Effective Time, by virtue of the Partnership Merger and without any further action on the part of Parent LP, Partnership Merger Sub, Company LP or the holders of Company LP Common Units, Parent LP Common Units or partnership interests of Partnership Merger Sub, (i) the partnership interests of Partnership Merger Sub held by Parent LP and issued and outstanding immediately prior to the Partnership Merger Effective Time shall automatically be cancelled and no payment shall be made with respect thereto, and (ii) the partnership interests in Partnership Merger Sub held by the general partner of Partnership Merger Sub and issued and outstanding immediately prior to the Partnership Merger Effective Time shall automatically be converted into one (1) Company LP Common Unit, and the general partner of Partnership Merger Sub shall be admitted as the sole general partner of Company LP.

          (b)    Conversion of Company Partnership Units.    At the Partnership Merger Effective Time, by virtue of the Partnership Merger and without any further action on the part of Parent LP, Partnership Merger Sub, Company LP or the holders of Company LP Common Units or Parent LP Common Units, (i) the Company's general partner interests in Company LP shall be cancelled and no payment shall be made with respect thereto; (ii) all of the Company LP Preferred Units held by the Company shall be cancelled and no payment shall be made with respect thereto; (iii) all of the Company LP Common Units held by FelCor Holdings and issued and outstanding immediately prior to the Partnership Merger Effective Time shall automatically be converted into ninety-nine (99) Company LP Common Units, and FelCor Holdings shall continue as the sole limited partner of Company LP; and (iv) each Company LP Common Unit held by a limited partner of Company LP other than the Company or any other Company Subsidiary (each a "Minority Limited Partner") and issued and outstanding immediately prior to the Partnership Merger Effective Time shall automatically be converted into validly issued Parent LP Common Units in Parent LP ("New Parent LP Common Units") in an amount equal to (x) one (1), multiplied by (y) the Common Exchange Ratio, and each holder of New Parent LP Common Units shall be admitted as a limited partner of Parent LP in accordance with the terms of the Parent Partnership Agreement; provided that in lieu of receiving New Parent LP Common Units in the Partnership Merger, each Minority Limited Partner shall have the right to elect to receive for each Company LP Common Unit held by such Minority Limited Partner a number of Parent Common Shares equal to (x) one (1), multiplied by (y) the Common Exchange Ratio, and any Minority Limited Partner so electing shall be deemed to have elected to redeem its Company LP Common Units pursuant to Section 7.5 of the Company Partnership Agreement, effective immediately prior to the Partnership Merger Effective Time and shall be treated as having received in exchange for its Company LP Common Units an equal number of Company Common Stock as of such time, without any further action being required by such Minority Limited Partner. No fractional New Parent LP Common Units or fractional Parent Common Shares will be issued in the Partnership Merger. Each Minority Limited Partner shall have the right, if any, to receive, pursuant to Section 3.9, cash in lieu of fractional New Parent LP Common Units or Parent Common Shares into which such Minority Limited Partner's Company LP Common Units have been converted pursuant to this Section 3.2(b).

        Section 3.3    Company Restricted Stock; Company RSUs.     All of the provisions of this Section 3.3 shall be effectuated without any action on the part of the holder of any Company Restricted Stock and/or Company RSU.

          (a)    Treatment of Company Restricted Stock.    As of the Business Day immediately preceding the REIT Merger Effective Time, each share of Company Restricted Stock that is outstanding as of immediately prior to the REIT Merger Effective Time (whether or not then vested) shall automatically become fully vested, and all restrictions with respect thereto shall lapse. Each share of Company Common Stock resulting from the vesting of the shares of Company Restricted Stock in accordance with the preceding sentence (less the number of shares of Company Common Stock withheld to satisfy the withholding Tax obligations with respect to such vesting) shall be treated as a share of Company Common Stock issued and outstanding immediately prior to the REIT Merger Effective Time and shall be converted into the right to receive the REIT Common Merger Consideration in accordance with Section 3.1(b)(i). As of the REIT Merger Effective Time, each holder of shares of Company Restricted Stock shall cease to have any rights with respect thereto, except the right to receive the REIT Common Merger Consideration in accordance with this Agreement including the right, if any, to receive, pursuant to Section 3.9, cash in lieu of fractional Parent Common Shares into which such shares of Company Common Stock have been converted pursuant to Section 3.1(b)(i).

          (b)    Treatment of Company RSUs.    As of the Business Day immediately preceding the REIT Merger Effective Time, each Company RSU that is outstanding as of immediately prior to the REIT Merger Effective Time (whether or not then vested or subject to any performance condition that has not been satisfied) shall automatically become vested to the extent determined as set forth in the award agreement or other Company Benefit Plan governing such Company RSU, and all restrictions with respect to such vesting Company RSUs shall lapse. Each share of Company Common Stock resulting from the vesting of the Company RSUs in accordance with the preceding sentence (less the number of shares of Company Common Stock withheld to satisfy the withholding Tax obligations with respect to such vesting) shall be treated as a share of Company Common Stock issued and outstanding immediately prior to the REIT Merger Effective Time and shall be converted into the right to receive from Parent LP the REIT Common Merger Consideration in accordance with Section 3.1(b)(i). As of the Business Day immediately preceding the REIT Merger Effective Time, any dividend equivalent rights associated with the Company RSUs that vest in accordance with this Section 3.3(b) (the "Company Dividend Equivalents") shall automatically become fully vested and converted into the right to receive an amount in cash equal to the value of such Company Dividend Equivalents as of immediately prior to the REIT Merger Effective Time, less applicable withholding Tax obligations (the "Company Dividend Equivalent Payment"). As of the REIT Merger Effective Time, each holder of Company RSUs shall cease to have any rights with respect thereto, except the right to receive from Parent LP the REIT Common Merger Consideration (including the right, if any, to receive, pursuant to

  Section 3.9, cash in lieu of fractional Parent Common Shares into which such shares of Company Common Stock have been converted pursuant to Section 3.1(b)(i)) and the Company Dividend Equivalent Payment in accordance with this Agreement.

          (c)    Termination of Company Equity Plans.    As of the REIT Merger Effective Time, the Company Equity Plans shall be terminated, and no further shares of Company Restricted Stock, Company RSUs or other rights with respect to the Company Common Stock shall be granted thereunder.

          (d)    Manner of Effecting.    Prior to the REIT Merger Effective Time, the Company and Parent LP agree that the Company shall, and shall be permitted under this Agreement to, take all corporate action necessary to effectuate the provisions of this Section 3.3.

        Section 3.4    Adjustments.     Without limiting the other provisions of this Agreement and subject to Section 6.1(b)(ii) and Section 6.1(b)(iii), if at any time during the period between the date of this Agreement and the REIT Merger Effective Time, the Company should split, combine or otherwise reclassify the Company Common Stock, or make a distribution in Company Common Stock, or otherwise change the Company Common Stock into any other securities (including any dividend or other distribution of securities convertible into Company Common Stock), or engage in a reclassification, reorganization, recapitalization or exchange or other like change, then (without limiting any other rights of Parent hereunder), the Common Exchange Ratio shall be ratably adjusted to reflect fully the effect of any such change. Without limiting the other provisions of this Agreement and subject to Section 6.2(b)(ii) and Section 6.2(b)(iii), if at any time during the period between the date of this Agreement and the REIT Merger Effective Time, Parent should split, combine or otherwise reclassify the Parent Common Shares, or make a distribution in Parent Common Shares, or otherwise change the Parent Common Shares into other securities (including any dividend or other distribution of securities convertible into Parent Common Shares), or engage in a reclassification, reorganization, recapitalization or exchange or other like change, then the Common Exchange Ratio shall be ratably adjusted to reflect any such change.

        Section 3.5    Exchange Fund; Exchange Agent.

          (a)   Prior to the REIT Merger Effective Time, Parent LP shall appoint a bank or trust company reasonably satisfactory to the Company to act as exchange agent (the "Exchange Agent") for the payment and delivery of the REIT Common Merger Consideration, the REIT Preferred Merger Consideration, and the Aggregate Cash Consideration, as provided in Section 3.1(b), Section 3.4 and Section 3.9. On or before the REIT Merger Effective Time, (i) Parent shall transfer to Parent LP, and Parent LP shall deposit, or cause to be deposited, with the Exchange Agent evidence of book-entry Parent Common Shares and Parent Series A Preferred Shares sufficient to pay the REIT Common Merger Consideration and the REIT Preferred Merger Consideration, and (ii) Parent LP shall deposit, or cause to be deposited, with the Exchange Agent, cash in immediately available funds in an amount sufficient to pay the Aggregate Cash Consideration (such evidence of book-entry Parent Common Shares and book-entry Parent Series A Preferred Shares and cash amounts, the "Aggregate REIT Merger Consideration" and such Aggregate REIT Merger Consideration as deposited with the

  Exchange Agent, the "Exchange Fund"), in each case, for the benefit of the holders of shares of Company Common Stock, shares of Company Series A Preferred Stock, shares of Company Restricted Stock, and Company RSUs. In the event the Exchange Fund shall be insufficient to make the payments contemplated by Section 3.9, Parent LP shall promptly deposit, or cause to be deposited, additional funds with the Exchange Agent in an amount which is equal to the deficiency in the amount required to make such payments. Parent LP shall cause the Exchange Agent to make, and the Exchange Agent shall make, payments of the REIT Common Merger Consideration and the REIT Preferred Merger Consideration and any amounts payable in respect of dividends or distributions on Parent Common Shares in accordance with Section 3.5(d) or otherwise payable pursuant to Section 3.9 out of the Exchange Fund in accordance with this Agreement and the REIT Merger Articles of Merger. The Exchange Fund shall not be used for any other purpose. Any and all interest earned on cash deposited in the Exchange Fund shall be paid to the Surviving Entity of the REIT Merger.

          (b)    Share Transfer Books.    At the REIT Merger Effective Time, the share transfer books of the Company shall be closed, and thereafter there shall be no further registration of transfers of shares of Company Common Stock or Company Series A Preferred Stock. From and after the REIT Merger Effective Time, persons who held shares of Company Common Stock immediately prior to the REIT Merger Effective Time shall cease to have rights with respect to such shares, except as otherwise provided for herein. On or after the REIT Merger Effective Time, any Certificates presented to the Exchange Agent or the Surviving Entity of the REIT Merger for any reason shall be exchanged for the REIT Common Merger Consideration or REIT Preferred Merger Consideration with respect to the shares of Company Common Stock or Company Series A Preferred Stock, respectively, formerly represented thereby.

          (c)    Exchange Procedures.

              (i)  As promptly as practicable following the REIT Merger Effective Time (but in no event later than two (2) Business Days thereafter), the Surviving Entity of the REIT Merger shall cause the Exchange Agent to mail (and to make available for collection by hand):

              (A)  to each holder of record of one or more Certificates evidencing Company Common Stock, (x) a letter of transmittal (a "Letter of Transmittal"), which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass only upon proper delivery of such Certificates (or affidavits of loss in lieu thereof) to the Exchange Agent, and which Letter of Transmittal shall be in such form and have such other provisions as the Surviving Entity of the REIT Merger may reasonably specify, and (y) instructions for use in effecting the surrender of the Certificates in exchange for the REIT Common Merger Consideration into which the number of shares of Company Common Stock previously represented by such Certificates shall have been converted pursuant to this Agreement, together with any amounts payable in respect of dividends or distributions on Parent Common Shares in accordance with Section 3.5(d) (which instructions shall provide that, at the election of the surrendering holder, (i) Certificates may be surrendered by hand delivery or otherwise or (ii) the REIT Common Merger Consideration in exchange therefor, together with any amounts payable in respect of dividends or distributions on Parent Common Shares in accordance with Section 3.5(d), may be collected by hand by the surrendering holder or by check or wire transfer to the surrendering holder),

              (B)  to each holder of record of one or more Certificates evidencing Company Series A Preferred Stock, (x) a Letter of Transmittal, which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass only upon proper delivery of the Certificates (or affidavits of loss in lieu thereof) to the Exchange Agent, and which Letter of Transmittal shall be in such form and have such other provisions as the Surviving Entity of the REIT Merger may reasonably specify, and (y) instructions for use in effecting the surrender of the Certificates in exchange for the REIT Preferred Merger Consideration into which the number of shares of Company Series A Preferred Stock previously represented by such Certificates shall have been converted pursuant to this Agreement, together with any amounts payable in respect of dividends or distributions on Parent Series A Preferred Shares in accordance with Section 3.5(d) (which instructions shall provide that, at the election of the surrendering holder, (i) Certificates may be surrendered by hand delivery or otherwise or (ii) the REIT Preferred Merger Consideration in exchange therefor, together with any amounts payable in respect of dividends or distributions on Parent Common Shares in accordance with Section 3.5(d), may be collected by hand by the surrendering holder or by check or wire transfer to the surrendering holder),

              (C)  to each holder of a share of Company Restricted Stock, a certificate or, at Parent's option, evidence of book-entry Parent Common Shares representing the REIT Common Merger Consideration into which the number of shares of Company Common Stock previously represented by such award shall have been converted pursuant to this Agreement, and

              (D)  to each holder of a Company RSU, a certificate or, at Parent's option, evidence of book-entry Parent Common Shares representing the REIT Common Merger Consideration into which the number of shares of Company Common Stock previously represented by such award shall have been converted pursuant to this Agreement.

             (ii)  Upon surrender of a Certificate of Company Common Stock or Company Series A Preferred Stock (or affidavit of loss in lieu thereof) for cancellation to the Exchange Agent, together with a Letter of Transmittal duly completed and validly executed in accordance with the instructions thereto, and such other documents as may reasonably be required by the Exchange Agent, the holder of such Certificate shall be entitled to receive in exchange therefor a certificate or, at Parent's option, evidence of book-entry Parent Common Shares representing the REIT Common Merger Consideration for each share of Company Common Stock or a certificate representing the REIT Preferred Merger Consideration for each share of Company Series A Preferred Stock, as applicable, formerly represented by such Certificate pursuant to the provisions of this Article III, plus, with respect to Company Common Stock, any cash such holder is entitled to receive in lieu of fractional Parent Common Shares that such holder has the right to receive pursuant to the provisions of Section 3.9 and any amounts that such holder has the right to receive in respect of dividends or distributions on Parent Common Shares or Parent Series A Preferred Shares, as applicable, in accordance with Section 3.5(d), to be mailed, made available for collection by hand or delivered by wire transfer, within two (2) Business Days following the later to occur of (A) the REIT Merger Effective Time or (B) the Exchange Agent's receipt of such Certificate (or affidavit of loss in lieu thereof), and the Certificate or Company Common Stock or Company Series A Preferred Stock (or affidavit of loss in lieu thereof) so surrendered shall be forthwith canceled. The Exchange Agent shall accept such Certificates (or affidavits of loss in lieu thereof) upon compliance with such reasonable terms and conditions as the Exchange Agent may impose to effect an orderly exchange thereof in accordance with normal exchange practices. Until surrendered as contemplated by this Section 3.5, each Certificate of Company Common Stock or Company Series A Preferred Stock shall be deemed, at any time after the REIT Merger Effective Time, to represent only the right to receive, upon such surrender, the REIT Common Merger Consideration or the REIT Preferred Merger Consideration, as applicable, as contemplated by this Article III. No interest shall be paid or accrued for the benefit of holders of the Certificates on the REIT Common Merger Consideration or the REIT Preferred Merger Consideration payable upon the surrender of the Certificates.

            (iii)  As promptly as practicable following the REIT Merger Effective Time (but in no event later than two (2) Business Days thereafter), the Surviving Entity shall cause the Exchange Agent (A) to issue to each holder of Book-Entry Shares that whole number of uncertificated Parent Common Shares or Parent Series A Preferred Shares, as applicable, that such holder is entitled to receive pursuant to Section 3.1(b) in respect of such Book-Entry Shares, and (B) to issue and deliver to each holder of Book-Entry Shares a check or wire transfer for any amounts payable in respect of dividends or distributions on Parent Common Shares or Parent Series A Preferred Shares in accordance with Section 3.5(d) and any other amount such holder is entitled to receive in lieu of fractional Parent Common Shares that such holder has the right to receive pursuant to the provisions of Section 3.9, in each case, without such holder being required to deliver a Certificate or an executed Letter of Transmittal to the Exchange Agent, and such Book-Entry Shares shall then be canceled. No interest shall be paid or accrued for the benefit of holders of Book-Entry Shares on the REIT Common Merger Consideration or REIT Preferred Merger Consideration, as applicable, payable in respect of the Book-Entry Shares.

            (iv)  In the event of a transfer of ownership of shares of Company Common Stock or Company Series A Preferred Stock that is not registered in the transfer records of the Company, it shall be a condition of payment that any Certificate surrendered in accordance with the procedures set forth in this Section 3.5(c) shall be properly endorsed or shall be otherwise in proper form for transfer, or any Book-Entry Share shall be properly transferred, and that the Person requesting such payment shall have paid any Transfer Taxes and other Taxes required by reason of the payment of the REIT Common Merger Consideration or the REIT Preferred Merger Consideration, as applicable, to a person other than the registered holder of the Certificate or Book-Entry Share surrendered or shall have established to the satisfaction of Parent LP that such Tax either has been paid or is not applicable.

          (d)    Dividends with Respect to Parent Common Shares and Parent Series A Preferred Shares.    No dividends or other distributions with respect to Parent Common Shares or Parent Series A Preferred Shares with a record date after the REIT Merger Effective Time shall be paid to the holder of any unsurrendered Certificate with respect to the Parent Common Shares or the Parent Series A Preferred Shares, as applicable, issuable hereunder, and all such dividends and other distributions shall be paid by Parent to Parent LP and by Parent LP to the Exchange Agent and shall be included in the Exchange Fund, in each case until the surrender of such Certificate (or affidavit of loss in lieu thereof) in accordance with this Agreement. Subject to applicable Law, following surrender of any such Certificate (or affidavit of loss in lieu thereof) there shall be paid to the holder thereof in addition to the other amounts payable hereunder, without interest, (i) the amount of dividends or other distributions with a record date after the REIT Merger Effective Time theretofore paid with respect to such whole Parent Common Shares or Parent Series A Preferred Shares, as the case may be, to which such holder is entitled pursuant to this Agreement and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the REIT Merger Effective Time but prior to such surrender and with a payment date subsequent to such surrender payable with respect to such whole Parent Common Shares or Parent Series A Preferred Shares.

          (e)    Termination of Exchange Fund.    Any portion of the Exchange Fund (including any interest and other income received with respect thereto) which remains undistributed to the former holders of shares of Company Common Stock and Company Series A Preferred Stock on the first (1st) anniversary of the REIT Merger Effective Time shall be delivered to Parent LP, upon demand, and any former holders of shares of Company Common Stock and Company Series A Preferred Stock who have not theretofore received any REIT Common Merger Consideration or REIT Preferred Merger Consideration, as the case may be, to which they are entitled under this Article III shall thereafter look only to the Surviving Entity of the REIT Merger for payment of such REIT Common Merger Consideration or REIT Preferred Merger Consideration.

          (f)    No Liability.    None of Parent, Parent LP, the Company, Company LP, the Surviving Entity of the REIT Merger, or the Exchange Agent, or any employee, officer, director, agent or Affiliate of any of them, shall be liable to any holder of shares of Company Common Stock or Company Series A Preferred Stock or Minority Limited Partner in respect of any part of the REIT Common Merger Consideration or REIT Preferred Merger Consideration delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law. Any amounts remaining unclaimed by holders of any such shares immediately prior to the time at which such amounts would otherwise escheat to, or become property of, any Governmental Authority shall, to the extent permitted by applicable Law, become the property of the Surviving Entity of the REIT Merger, free and clear of any claims or interest of any such holders or their successors, assigns or personal representatives previously entitled thereto.

          (g)    Investment of Exchange Fund.    The Exchange Agent shall invest any cash included in the Exchange Fund as directed by Parent LP or, after the REIT Merger Effective Time, the Surviving Entity of the REIT Merger; provided, however, that (i) no such investment shall relieve Parent LP or the Exchange Agent from making the payments required by this Article III and, to the extent that there are losses with respect to such investments, or the Exchange Fund diminishes for other reasons below the level required to make prompt payments of the Aggregate REIT Merger Consideration as contemplated hereby, Parent LP shall promptly replace or restore the portion of the Exchange Fund lost through investments or other events so as to ensure that the Exchange Fund is, at all times, maintained at a level sufficient to make such payments, (ii) no such investment shall have maturities that could prevent or delay payments to be made pursuant to this Agreement, and (iii) such investments shall be in short-term obligations of the United States of America with maturities of no more than thirty (30) days or guaranteed by the United States of America and backed by the full faith and credit of the United States of America. Any net profit resulting from, or interest or income produced by, such investments, shall be property of, and paid to, the Surviving Entity of the REIT Merger.

        Section 3.6    Withholding Rights.     Parent, Parent LP, REIT Merger Sub, Partnership Merger Sub (and any Affiliate of the foregoing), the Surviving Entity and the Exchange Agent, as applicable, shall be entitled to deduct and withhold from the REIT Common Merger Consideration, the REIT Preferred Merger Consideration and any amounts otherwise payable pursuant to this Agreement (including consideration described in Section 3.2(b) and amounts payable pursuant to Section 3.9) to Parent LP and to any holder of shares of Company Common Stock, shares of Company Series A Preferred Stock and shares of Company Restricted Stock (or otherwise pursuant to this Agreement), such amounts as any such Person is required to deduct and withhold with respect to the making of such payment under the Code, and the rules and regulations promulgated thereunder, or any provision of applicable Law. To the extent that amounts are so deducted or withheld and paid over to the appropriate Governmental Authority pursuant to this Section 3.6, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made.

        Section 3.7    Lost Certificates.     If any Certificate shall have been lost, stolen or destroyed, then upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving Entity of the REIT Merger, the posting by such Person of a bond in such reasonable amount as the Surviving Entity of the REIT Merger may direct, as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent will issue in exchange for such lost, stolen or destroyed Certificate the REIT Common Merger Consideration or REIT Preferred Merger Consideration, as the case may be, to which the holder thereof is entitled pursuant to this Article III.

        Section 3.8    No Rights of Objection or Appraisal.     No rights of an objecting stockholder or appraisal rights shall be available with respect to the REIT Merger or the other transactions contemplated by this Agreement, so long as the provisions of Section 3-202(c) of the MGCL are applicable to the transaction.

        Section 3.9    Fractional Shares and Units.

          (a)    Fractional Shares.    No certificate or scrip representing fractional Parent Common Shares shall be issued upon the surrender for exchange of Certificates or with respect to Book-Entry Shares, and such fractional share interests shall not entitle the owner thereof to vote or to any other rights of a shareholder of Parent. Notwithstanding any other provision of this Agreement, each holder of shares of Company Common Stock converted pursuant to the REIT Merger who would otherwise have been entitled to receive a fraction of a Parent Common Share, shall be entitled to receive from Parent LP, in lieu thereof, cash, without interest, in an amount equal to such fractional part of a Parent Common Share multiplied by the VWAP of Parent Common Shares.

          (b)    Fractional Units.    No certificate or scrip representing fractional New Parent LP Common Units or Parent Common Shares shall be issued upon the exchange of Company LP Common Units, and such fractional partnership interests and share interests shall not entitle the owner thereof to vote or to any other rights of a unitholder of Parent LP or a shareholder of Parent, as applicable. Notwithstanding any other provision of this Agreement, each holder of shares of Company LP Common Units converted pursuant to the Partnership Merger who would otherwise have been entitled to receive a fraction of a New Parent LP Common Unit or a fraction of a Parent Common Share, shall be entitled to receive from Parent LP, in lieu thereof, cash, without interest, in an amount equal to such fractional part of a New Parent LP Common Unit or a Parent Common Share, as applicable, multiplied by the VWAP of Parent Common Shares.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

OF THE COMPANY AND COMPANY LP

        Except (a) as set forth in the corresponding sections of the disclosure letter that has been prepared by the Company and delivered by the Company to Parent immediately prior to the execution and delivery of this Agreement (the "Company Disclosure Letter"), it being agreed that disclosure of any item in any Section of the Company Disclosure Letter with respect to any Section or subsection of Article IV of this Agreement shall be deemed disclosed with respect to any other Section or subsection of Article IV of this Agreement to the extent the relevance of such item is reasonably apparent from the face of such disclosure, provided, however, that nothing in the Company Disclosure Letter is intended to broaden the scope of any representation or warranty of the Company made herein, or (b) as disclosed in Company SEC Filings publicly available or filed with, as applicable, the SEC on or after January 1, 2017 and prior to the date of this Agreement (excluding any disclosure set forth in any section of a Company SEC Filing entitled "Risk Factors" or "Cautionary Note Regarding Forward-Looking Statements" or similarly titled section in any other disclosures included in the Company SEC Filings, in each case, to the extent that such disclosure is cautionary, predictive or forward-looking in nature), the Company and Company LP hereby jointly and severally represent and warrant to Parent, Parent LP, REIT Merger Sub and Partnership Merger Sub that:

        Section 4.1    Organization and Qualification; Subsidiaries.

          (a)   The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, and Company LP is a partnership duly organized, validly existing and in good standing under the laws of the State of Delaware and each has the requisite organizational power and authority to own, lease and, to the extent applicable, operate its properties and to carry on its business as it is now being conducted. Each of the Company and Company LP is duly qualified or licensed to do business, and is in good standing, in each jurisdiction where the character of the properties owned, operated or leased by it or the nature of its business makes such qualification, licensing or good standing necessary, except for such failures to be so qualified, licensed or in good standing that, individually or in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse Effect.

          (b)   Each Company Subsidiary is duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization, as the case may be, and has the requisite organizational power and authority to own, lease and, to the extent applicable, operate its properties and to carry on its business as it is now being conducted. Each Company Subsidiary is duly qualified or licensed to do business, and is in good standing, in each jurisdiction where the character of the properties owned, operated or leased by it or the nature of its business makes such qualification, licensing or good standing necessary, except for such failures to be so qualified, licensed or in good standing that, individually or in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse Effect.

          (c)   Section 4.1(c) of the Company Disclosure Letter sets forth a true and complete list of the Company Subsidiaries, together with (i) the jurisdiction of incorporation or organization, as the case may be, of each Company Subsidiary, (ii) the type of and percentage of interest held, directly or indirectly, by the Company in each Company Subsidiary, (iii) the names of and the type of and percentage of interest held by any Person other than the Company or a Company Subsidiary in each Company Subsidiary, and (iv) the classification for U.S. federal income tax purposes of each Company Subsidiary.

          (d)   None of the Company, Company LP or any Company Subsidiary directly or indirectly owns any interest in or of, or investment in, whether equity or debt, any Person (other than equity interests in the Company Subsidiaries and investments in short-term investment securities set forth on Section 4.1(d) of the Company Disclosure Letter). Except as set forth on Section 4.1(d) of the Company Disclosure Letter Company, no Company Subsidiary has guaranteed, or pledged assets to secure, the Indebtedness of the Company or any other Company Subsidiary.

        Section 4.2    Organizational Documents.     The Company has made available to Parent complete and correct copies of (i) the Company Charter and the Company Bylaws, (ii) the Company Partnership Certificate and the Company Partnership Agreement, as in effect on the date hereof and (iii) the organizational documents of each Company Subsidiary, each as in effect on the date hereof.

        Section 4.3    Capital Structure.

          (a)   The authorized capital stock of the Company consists of 220,000,000 shares of capital stock, which have been classified as 200,000,000 shares of Company Common Stock and 20,000,000 shares of Company Preferred Stock. At the close of business on April 21, 2017, (i) 138,421,154 shares of Company Common Stock were issued and outstanding, (ii) 12,879,475 shares of Company Series A Preferred Stock were issued and outstanding, (iii) 2,467,447 shares of Company Common Stock were reserved for issuance pursuant to awards outstanding under the Company Equity Plans, (iv) 2,424,707 shares of Company Common Stock were available for grant under the Company Equity Plans, and (v) 610,183 shares of Company Common Stock reserved for issuance upon conversion of Company Partnership Units. All issued and outstanding shares of the capital stock of the Company are and all shares of Company Common Stock reserved for issuance as noted above, shall be, when issued in accordance with the respective terms thereof, duly authorized, validly issued, fully paid and non-assessable, and free of preemptive rights. There are no outstanding bonds, debentures, notes or other indebtedness of the Company or any Company Subsidiary having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matter on which holders of shares of Company Common Stock or other equity holders of such Company Subsidiary may vote. There are no other rights to purchase or receive the Company Common Stock granted under the Company Equity Plans, the Company Benefit Plans or otherwise other than the Company Restricted Stock and Company RSUs.

          (b)   The Company is the sole general partner of Company LP, and the Company owns, directly or indirectly, all of the general partner interests in Company LP. Section 4.3(b) of the Company Disclosure Letter sets forth, as of the date hereof, the name of, and the number and class of limited partnership interests held by, each partner in Company LP.

          (c)   All of the outstanding shares of capital stock of each of the Company Subsidiaries that is a corporation are duly authorized, validly issued, fully paid and nonassessable. All equity interests in each of the Company Subsidiaries that is a partnership or limited liability company are duly authorized and validly issued. All shares of capital stock of (or other ownership interests in) each of the Company Subsidiaries which may be issued upon exercise of outstanding options or exchange rights are duly authorized and, upon issuance will be validly issued, fully paid and nonassessable. Except as set forth in Section 4.1(c) of the Company Disclosure Letter, the Company owns, directly or indirectly, all of the issued and outstanding capital stock and other equity interests of each of the Company Subsidiaries, free and clear of all encumbrances other than statutory or other liens for Taxes or assessments which are not yet due or delinquent or the validity of which is being contested in good faith by appropriate proceedings and for which adequate reserves are being maintained in accordance with GAAP, and there are no existing options, warrants, calls, subscriptions, convertible securities or other securities, agreements, commitments or obligations of any character relating to the outstanding capital stock or other equity interests of any Company Subsidiary or which would require any Company Subsidiary to issue or sell any shares of its capital stock, equity interests or securities convertible into or exchangeable for shares of its capital stock or equity interests.

          (d)   Except as set forth in this Section 4.3, as of the date of this Agreement, there are no securities, options, warrants, calls, rights, commitments, agreements, rights of first refusal, arrangements or undertakings of any kind to which the Company or any Company Subsidiary is a party or by which any of them is bound, obligating the Company or any Company Subsidiary to issue, deliver or sell or create, or cause to be issued, delivered or sold or created, additional shares of Company Common Stock, shares of Company Preferred Stock, shares of Company Series A Preferred Stock or other equity interests or phantom stock or other contractual rights the value of which is determined in whole or in part by the value of any equity interest of the Company or any of the Company Subsidiaries or obligating the Company or any Company Subsidiary to issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, agreement, right of first refusal, arrangement or undertaking. As of the date of this Agreement, except as expressly provided in the Company Partnership Agreement, there are no outstanding contractual obligations of the Company or any Company Subsidiary to repurchase, redeem or otherwise acquire any shares of Company Common Stock, shares of Company Preferred Stock, shares of Company Series A Preferred Stock, Company Partnership Units or other equity interests of the Company or any Company Subsidiary (other than in satisfaction of withholding Tax obligations pursuant to certain awards outstanding under the Company Equity Plans in the event the grantees fail to satisfy withholding Tax obligations). Except as set forth on Section 4.3(d) of the Company Disclosure Letter, none of the Company, Company LP or any Company Subsidiary is a party to or, to the knowledge of the Company, bound by any agreements or understandings concerning the voting (including voting trusts and proxies) of any capital stock or other equity interest of the Company or any of the Company Subsidiaries.

          (e)   Section 4.3(e) of the Company Disclosure Letter sets forth a true, complete and correct list of all Persons who, as of the close of business on April 21, 2017, held outstanding Company Restricted Stock or Company RSUs, indicating, with respect to each share of Company Restricted Stock or Company RSU then outstanding, the type of award granted, the number of shares of Company Common Stock subject to such Company Restricted Stock or Company RSU, the date of grant, and the vesting schedule. All shares of Company Restricted Stock and Company RSUs, as applicable, were (i) granted, accounted for, reported and disclosed in accordance with the applicable Laws, accounting rules and stock exchange requirements and (ii) validly issued and properly approved by the Company Board (or a duly authorized committee or subcommittee thereof) in compliance with all applicable Law and recorded on the Company's financial statements in accordance with GAAP. Without limiting the generality of the preceding sentence, the Company has not engaged in any back dating, forward dating or similar activities with respect to the Company Restricted Stock or Company RSUs, and has not been the subject of any investigation by the SEC, whether current, pending or closed (in the case of any such pending investigation, to the knowledge of the Company), with respect to any such activities.

          (f)    All dividends or distributions on the outstanding shares of Company Common Stock, Company Series A Preferred Stock, Company Partnership Units and any dividends or distributions on any securities of any Company Subsidiary which have been authorized or declared prior to the date hereof have been paid in full (except to the extent such dividends have been publicly announced and are not yet due and payable).

        Section 4.4    Authority.

          (a)   Each of the Company and Company LP has the requisite organizational power and authority to execute and deliver this Agreement, to perform its obligations hereunder and, subject to receipt of the Company Stockholder Approval, to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement by each of the Company and Company LP and the consummation by the Company and Company LP of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate or partnership action, and no other corporate or partnership proceedings on the part of the Company or Company LP are necessary to authorize this Agreement or the Mergers or to consummate the transactions contemplated hereby, subject, (x) with respect to the REIT Merger, to receipt of the Company Stockholder Approval and the filing and acceptance for record of the REIT Merger Articles of Merger with the Maryland SDAT and (y) with respect to the Partnership Merger, to the filing and acceptance for record of the Partnership Merger Certificate of Merger with the Delaware Secretary. The Company Board at a duly held meeting has, by unanimous vote, (i) duly and validly authorized the execution and delivery of this Agreement and declared advisable the consummation of the REIT Merger and the other transactions contemplated hereby, (ii) determined that the Mergers and the transactions contemplated by this Agreement are fair to and in the best interest of the Company and its stockholders and to Company LP and its limited partners, (iii) directed that the REIT Merger be submitted for consideration at the Company Stockholder Meeting, and (iv) resolved to recommend that the stockholders of the Company vote in favor of the approval of the REIT Merger and the other transactions contemplated by this Agreement (the "Company Recommendation") and to include such recommendation in the Joint Proxy Statement, subject to Section 6.5.

          (b)   This Agreement has been duly executed and delivered by the Company and Company LP and, assuming due authorization, execution and delivery by each of Parent, Parent LP, REIT Merger Sub and Partnership Merger Sub, constitutes a legally valid and binding obligation of each of the Company and Company LP, enforceable against the Company and Company LP in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting creditors' rights generally and by general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

        Section 4.5    No Conflict; Required Filings and Consents.

          (a)   The execution and delivery of this Agreement by each of the Company and Company LP does not, and the performance of this Agreement and the consummation of the Mergers and the other transactions contemplated hereby by the Company and Company LP will not, (i) assuming receipt of the Company Stockholder Approval, conflict with or violate any provision of the Company Charter, Company Bylaws, Company Partnership Certificate, Company Partnership Agreement or any equivalent organizational or governing documents of any Company Subsidiary, (ii) assuming that consents, approvals, authorizations and permits described in Section 4.5(b) have been obtained, all filings and notifications described in Section 4.5(b) have been made and any waiting periods thereunder have terminated or expired, conflict with or violate any Law applicable to the Company, Company LP or any Company Subsidiary or by which any property or asset of the Company, Company LP or any Company Subsidiary is bound, or (iii) except as set forth on Section 4.5(a) of the Company Disclosure Letter, require any consent or approval, result in any breach of or any loss of any benefit or material increase in any cost or obligation of the Company, Company LP or any Company Subsidiary under, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any right of termination, acceleration or cancellation (with or without notice or the lapse of time or both) of, or give rise to any right of purchase, first offer or forced sale under or result in the creation of a Lien on any property or asset of the Company, Company LP or any Company Subsidiary pursuant to, any note, bond, debt instrument, indenture, contract, agreement, ground lease, license, permit or other legally binding obligation to which the Company, Company LP or any Company Subsidiary is a party, except, as to clauses (ii) and (iii), respectively, for any such conflicts, violations, breaches, defaults or other occurrences which, individually or in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse Effect.

          (b)   The execution and delivery of this Agreement by each of the Company and Company LP does not, and the performance of this Agreement by the Company and Company LP will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Authority, except (i) the filing with the SEC of (A) a joint proxy statement in preliminary and definitive form relating to the Company Stockholder Meeting and the Parent Shareholder Meeting (together with any amendments or supplements thereto, the "Joint Proxy Statement") and of a registration statement on Form S-4 pursuant to which the offer and sale of Parent Common Shares in the Mergers will be registered pursuant to the Securities Act and in which the Joint Proxy Statement will be included as a prospectus (together with any amendments or supplements thereto, the "Form S-4"), and the declaration of effectiveness of the Form S-4, and (B) such reports under, and other compliance with, the Exchange Act (and the rules and regulations promulgated thereunder) and the Securities

  Act (and the rules and regulations promulgated thereunder) as may be required in connection with this Agreement and the transactions contemplated hereby, (ii) as may be required under the rules and regulations of the NYSE, (iii) the filing of the REIT Merger Articles of Merger and the acceptance thereof for record by the Maryland SDAT pursuant to the MGCL and the MD LLC Act, (iv) the filing of the Partnership Merger Certificate of Merger and the acceptance thereof for record by the Delaware Secretary pursuant to the DRULPA, (v) such filings and approvals as may be required by any applicable state securities or "blue sky" Laws, (vi) such filings as may be required in connection with state and local Transfer Taxes, and (vii) where failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect.

        Section 4.6    Permits; Compliance with Law.

          (a)   The Company, Company LP and each Company Subsidiary is in possession of all authorizations, licenses, permits, certificates, approvals, variances, exemptions, orders, franchises, certifications and clearances of any Governmental Authority and accreditation and certification agencies, bodies or other organizations, including building permits and certificates of occupancy, necessary for the Company, Company LP and each Company Subsidiary to own, lease and, to the extent applicable, operate its properties or to carry on its respective business substantially as it is being conducted as of the date hereof (the "Company Permits"), and all such Company Permits are valid and in full force and effect, except where the failure to be in possession of, or the failure to be valid or in full force and effect of, any of the Company Permits, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect. All applications required to have been filed for the renewal of the Company Permits have been duly filed on a timely basis with the appropriate Governmental Authority, and all other filings required to have been made with respect to such Company Permits have been duly made on a timely basis with the appropriate Governmental Authority, except in each case for failures to file which, individually or in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse Effect. None of the Company, Company LP or any Company Subsidiary has received as of the date hereof, any claim or notice nor has any knowledge indicating that the Company or any Company Subsidiary is currently not in compliance with the terms of any such Company Permits, except where the failure to be in compliance with the terms of any such Company Permits, individually or in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse Effect.

          (b)   None of the Company, Company LP or any Company Subsidiary is or has been in conflict with, or in default or violation of (i) any Law applicable to the Company or any Company Subsidiary or by which any property or asset of the Company or any Company Subsidiary is bound, or (ii) any Company Permits (except for the Company Permits addressed in Section 4.14, which are the subject of the representations and warranties made therein), except in each case for any such conflicts, defaults or violations that, individually or in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse Effect.

        Section 4.7    SEC Filings; Company Financial Statements.

          (a)   The Company has filed with, or furnished (on a publicly available basis) to, the SEC all forms, reports, schedules, statements and documents required to be filed or furnished by it under the Securities Act or the Exchange Act, as the case may be, including any amendments or supplements thereto, from and after January 1, 2014 (collectively, the "Company SEC Filings"). Each Company SEC Filing, as amended or supplemented, if applicable, (i) as of its date, or, if amended or supplemented, as of the date of the most recent amendment or supplement thereto, complied in all material respects with the requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act, as the case may be, and the applicable rules and regulations of the SEC thereunder, and (ii) did not, at the time it was filed (or became effective in the case of registration statements), or, if amended or supplemented, as of the date of the most recent amendment or supplement thereto, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. As of the date of this Agreement, no Company Subsidiary is separately subject to the periodic reporting requirements of the Exchange Act.

          (b)   Each of the consolidated financial statements contained or incorporated by reference in the Company SEC Filings (as amended, supplemented or restated, if applicable), including the related notes and schedules, was prepared (except as indicated in the notes thereto) in accordance with GAAP applied on a consistent basis throughout the periods indicated, and each such consolidated financial statement presented fairly, in all material respects, the consolidated financial position, results of operations, stockholders' equity and cash flows of the Company and its consolidated subsidiaries as of the respective dates thereof and for the respective periods indicated therein (subject, in the case of unaudited quarterly financial statements, to normal year-end adjustments).

          (c)   The Company is in compliance in all material respects with the provisions of the Sarbanes-Oxley Act and the provisions of the Exchange Act and Securities Act relating thereto which under the terms of such provisions (including the dates by which such compliance is required) have become applicable to the Company. Each of the principal executive officer of the Company and the principal financial officer of the Company has made all certifications required by Rule 13a-14 or 15d-14 under the Exchange Act or Sections 302 and 906 of the Sarbanes-Oxley Act and the rules and regulations of the SEC promulgated thereunder with respect to the Company SEC Filings. For purposes of the preceding sentence, "principal executive officer" and "principal financial officer" shall have the meanings given to such terms in the Sarbanes-Oxley Act. The records, systems, controls, data and information of the Company and the Company Subsidiaries that are used in the system of internal accounting controls described in the following sentence are recorded, stored, maintained and operated under means that are under the exclusive ownership and direct control of the Company or the

  Company Subsidiaries or accountants, except for any non-exclusive ownership and non-direct control that would not reasonably be expected to have a materially adverse effect on the system of internal accounting controls. The Company and the Company Subsidiaries have devised and maintain a system of internal accounting controls sufficient to provide reasonable assurances regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including that: (i) transactions are executed only in accordance with management's authorization; (ii) transactions are recorded as necessary to permit preparation of the financial statements of the Company and the Company Subsidiaries and to maintain accountability for the assets of the Company and the Company Subsidiaries; (iii) access to such assets is permitted only in accordance with management's authorization; (iv) the reporting of such assets is compared with existing assets at regular intervals; and (v) accounts, notes and other receivables and inventory are recorded accurately, and proper and adequate procedures are implemented to effect the collection thereof on a current and timely basis. The Company's principal executive officer and its principal financial officer have disclosed to the Company's auditors and the audit committee of the Company Board (i) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial data, and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls, and the Company has made available to Parent copies of any material written materials relating to the foregoing. The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 promulgated under the Exchange Act) designed to ensure that material information relating to the Company required to be included in reports filed under the Exchange Act, including its consolidated subsidiaries, is recorded, processed, summarized and made known to the Company's principal executive officer and its principal financial officer by others within those entities, as appropriate to allow timely decisions regarding required disclosure and to make the certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared, and, to the knowledge of the Company, such disclosure controls and procedures are effective in timely alerting the Company's principal executive officer and its principal financial officer to material information required to be included in the Company's periodic reports required under the Exchange Act. The Company has delivered or made available to Parent complete and accurate copies of notices received as of the date hereof by the Company from its independent auditor of any significant deficiencies or material weaknesses in the Company's internal control over financial reporting since January 1, 2014 and any other management letter or similar correspondence received as of the date hereof by the Company since January 1, 2014 from any independent auditor of the Company or any of the then-existing Subsidiaries of the Company. Since the enactment of the Sarbanes-Oxley Act, none of the Company or any Company Subsidiary has made any prohibited loans to any director or executive officer of the Company (as defined in Rule 3b-7 promulgated under the Exchange Act).

          (d)   None of the Company or any Company Subsidiary has any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise), except for liabilities or obligations (i) reflected or reserved against on the consolidated balance sheet of the Company and Company Subsidiaries included in the Company's Annual Report on Form 10-K for the year ended December 31, 2016 (including any notes thereto), (ii) expressly contemplated by or under this Agreement, including Section 6.1 hereof, (iii) incurred in the ordinary course of business consistent with past practice since the most recent balance sheet set forth in the Company SEC Filings made through and including the date of this Agreement, (iv) described in any section of the Company Disclosure Letter, (v) arising or resulting from a current Company Employment Agreement or (vi) that, individually or in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse Effect.

          (e)   To the knowledge of the Company, none of the Company SEC Filings is the subject of ongoing SEC review and the Company has not received as of the date hereof any comments from the SEC with respect to any of the Company SEC Filings which remain unresolved, nor has it received as of the date hereof any inquiry or information request from the SEC as to any matters affecting the Company which has not been adequately addressed. The Company has made available to Parent true and complete copies of all written comment letters from the staff of the SEC received since January 1, 2014 through the date of this Agreement relating to the Company SEC Filings and all written responses of the Company thereto through the date of this Agreement. None of the Company SEC Filings is the subject of any confidential treatment request by the Company.

        Section 4.8    Disclosure Documents.

          (a)   None of the information supplied or to be supplied by or on behalf of the Company or any Company Subsidiary for inclusion or incorporation by reference in (i) the Form S-4 will, at the time such document is filed with the SEC, at any time such document is amended or supplemented or at the time such document is declared effective by the SEC, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) the Joint Proxy Statement will, at the date it is first mailed to the stockholders of the Company and shareholders of Parent, respectively, at the time of the Company Stockholder Meeting and the Parent Shareholder Meeting, at the time the Form S-4 is declared effective by the SEC or at the REIT Merger Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. All documents that the Company is responsible for filing with the SEC in connection with the transactions contemplated herein, to the extent relating to the Company or any Company Subsidiary or other information supplied by or on behalf of the Company or any Company Subsidiary for inclusion therein, will comply as to form, in all material respects, with the provisions of the Securities Act or Exchange Act, as applicable, and the rules and regulations of the SEC thereunder and each such document required to be filed with any Governmental Authority (other than the SEC) will comply in all material respects with the provisions of any applicable Law as to the information required to be contained therein.

          (b)   The representations and warranties contained in this Section 4.8 shall not apply to statements or omissions included in the Form S-4 or the Joint Proxy Statement to the extent based upon information supplied to the Company by or on behalf of Parent.

        Section 4.9    Absence of Certain Changes or Events.     Since December 31, 2016, except as contemplated by this Agreement or as set forth in Section 4.9 of the Company Disclosure Letter:

          (a)   each of the Company, Company LP and each Company Subsidiary has conducted its business in the ordinary course consistent with past practice, and prior to the date hereof there has not been:

              (i)  any declaration, setting aside or payment of any dividend or other distribution with respect to any shares of capital stock or other equity interests of the Company or any Company Subsidiary, other than regular quarterly dividends consistent with past practice;

             (ii)  any repurchase, redemption or other acquisition by the Company or any Company Subsidiary of any shares of capital stock or other equity interests of the Company or any Company Subsidiary or any securities or other equity interests convertible into or exercisable for any shares of capital stock or other equity interests, of the Company or any Company Subsidiary, other than (A) the withholding of shares of Company Common Stock to satisfy withholding Tax obligations with respect to shares of Company Restricted Stock and Company RSUs, and (B) the acquisition by the Company in the ordinary course of business consistent with past practice in connection with the forfeiture of shares of Company Restricted Stock and Company RSUs pursuant to the terms of the Company Equity Plans upon termination of employment or service of an award holder;

            (iii)  any split, combination, subdivision or reclassification of any capital stock or other equity interests, or any issuance of any other securities or equity interests in respect of, in lieu of or in substitution for shares of capital stock or other equity interests, of the Company or any Company Subsidiary;

            (iv)  (A) any amendment to the Company Charter, Company Bylaws or other organizational documents of the Company; or (B) any amendment to the articles or certificates of incorporation, bylaws or other organizational documents of any Company Subsidiary;

             (v)  except as required to comply with Law, any Company Employment Agreement or any Company Benefit Plan, (A) any grant of any severance, termination pay, retention, or change in control benefits to any current or former director, employee or other individual service provider of the Company or any Company Subsidiary, (B) any entry into any employment, change in control, deferred compensation or other similar agreement, plan, arrangement or policy (or any material amendment to any such agreement, plan arrangement or policy) with any current or former director or employee of the Company or any Company Subsidiary, (C) any increase in the compensation or benefits payable under any Company Benefit Plan other than increases in the ordinary course of business consistent with past practice, (D) recognition by the Company, Company LP or any Company Subsidiary of any labor union, (E) any establishment, adoption, entry into, amendment, modification or termination of any collective bargaining agreement, (F) any establishment, adoption, entry into, termination or amendment or modification in any material respect, of any material Company Benefit Plan or (G) the taking of any action to accelerate any material compensation or benefits, including vesting, funding and payment or the making of any material determinations, under any collective bargaining agreement, Company Equity Plan or Company Benefit Plan;

            (vi)  any material change in the Company's method of accounting or accounting principles or policies, except for any such change required by reason of a change in GAAP or by Regulation S-X under the Exchange Act, as approved by the Company's independent accountants; or

           (vii)  any settlement or remediation of any material Claim against or affecting the Company or a Company Subsidiary; and

          (b)   there has not been any Company Material Adverse Effect or any effect, event, development or circumstance that, individually or in the aggregate with all other effects, events, developments and changes, would reasonably be expected to result in a Company Material Adverse Effect.

        Section 4.10    Employee Benefit Plans.

          (a)   Section 4.10(a) of the Company Disclosure Letter sets forth a true and correct list of each Company Benefit Plan, including each material Company Employment Agreement (it being understood that any Company Employment Agreement that includes severance is material). Neither the Company nor any Company Subsidiary has any formal plan or commitment to create any additional Company Benefit Plans or to modify, change, or terminate any existing Company Benefit Plan. The Company has delivered or made available to Parent a copy of each material Company Benefit Plan and each material Company Employment Agreement (or a written description of the material provisions of each unwritten Company Benefit Plan) and, with respect thereto, as applicable, (A) all amendments, and currently effective trust (or other funding vehicle) agreements, (B) the most recent summary plan description (and all summaries of material modifications thereto) and actuarial report (or other financial statement relating to such Company Benefit Plan), (C) the three (3) most recently filed Forms 5500 (with all schedules and attachments), (D) the results of non-discrimination and coverage testing for the three (3) most recently completed plan years, (E) the most recent determination (or, if applicable, opinion or advisory) letter from the IRS and (F) all material correspondence from a Governmental Authority during the past three (3) years.

          (b)   Each Company Benefit Plan and Company Employment Agreement has been established, administered and funded in all material respects in accordance with its terms and applicable Laws.

          (c)   Each Company Benefit Plan that is intended to qualify under Section 401(a) of the Code has either received a favorable determination letter from the IRS as to its qualified status or may rely upon an opinion letter for a prototype plan, in each case, that has not been revoked, and, to the Company's knowledge, no event has occurred that would adversely affect the qualified status of any such Company Benefit Plan. Neither the Company nor any Company Subsidiary has engaged in a non-exempt prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) with respect to any Company Benefit Plan that could result in material liability to the Company and the Company Subsidiaries. No suit, administrative proceeding, action or other litigation has been brought, or to the knowledge of the Company, is threatened against or with respect to any such Company Benefit Plan or the assets thereof (other than routine benefits claims).

          (d)   Except as set forth in Section 4.10(d) of the Company Disclosure Letter, none of the Company, any Company Subsidiaries or any of their ERISA Affiliates maintains, contributes to, is required to contribute to, or participates in, or has ever during the past six (6) years maintained, contributed to, been required to contribute to, or participated in, or otherwise has any obligation or liability (including contingent liability) in connection with: (i) an employee pension benefit plan subject to Title IV or Section 302 of ERISA or Section 412 or 4971 of the Code, (ii) a "multiple employer welfare arrangement" (as defined in Section 3(40) of ERISA), a "multiple employer plan" (as defined in Section 413(c) of the Code) or a "multiemployer plan" (as defined in Section 3(37) of ERISA), (iii) any plan or arrangement which provides post-employment medical or welfare benefits, except as required by applicable Law or that provides for continued benefits during any post-termination severance period; or (iv) any plan established or maintained outside of the United States or for the benefit of current or former directors, employees or other individual service providers of the Company or any Company Subsidiaries residing outside the United States. None of the Company, any Company Subsidiaries or any of their ERISA Affiliates has incurred any Controlled Group Liability that has not been satisfied in full, nor do any circumstances exist that could reasonably be expected to result in any Controlled Group Liability becoming a liability of Parent or any of its Affiliates at or after the REIT Merger Effective Time.

          (e)   Except as set forth in Section 4.10(e) of the Company Disclosure Letter, neither the execution of this Agreement nor the consummation of the transactions contemplated hereby, either alone or in conjunction with another event, will: (A) increase any compensation or benefits otherwise payable under any Company Benefit Plan or Company Employment Agreement with any current or former director, employee or other individual service provider of the Company or any Company Subsidiary, (B) accelerate the time of payment, vesting or funding or result in any payment of compensation or benefits to any current or former director, employee, or other individual service provider of the Company or any Company Subsidiary, (C) result in an obligation to fund benefits under any Company Benefit Plan or Company Employment Agreement or limit or restrict the right to merge, amend, terminate, or receive a reversion of assets from any Company Benefit Plan or Company Employment Agreement, (D) result in payments or benefits under a Company Benefit Plan or Company Employment Agreement which would not be deductible under Section 280G of the Code, or (E) result in the Company or any Company Subsidiary having an obligation to "gross up" or reimburse any person for any excise Tax imposed under Section 409A or Section 4999 of the Code.

          (f)    Except as set forth in Section 4.10(f) of the Company Disclosure Letter, there are no material funded benefit obligations of the Company or the Company Subsidiaries under a Company Benefit Plan or Company Employment Agreement for which contributions have not been timely made or properly accrued and there are no material unfunded benefit obligations under a Company Benefit Plan or Company Employment Agreement that have not been accounted for by reserves or otherwise reflected as may be required in the consolidated financial statements in the Company SEC Filings made through and including the date of this Agreement.

          (g)   Neither the Company nor any of the Company Subsidiaries has used the services of workers provided by third-party contract labor suppliers, temporary employees, "leased employees" (within the meaning of Section 414(n) of the Code) or individuals who have provided services as independent contractors to an extent that would reasonably be expected to result in the disqualification of any Company Benefit Plan or the imposition of penalties or excise Taxes with respect to any Company Benefit Plan by the IRS, the Department of Labor, or any other Governmental Authority.

        Section 4.11    Labor and Other Employment Matters.     Each of the Company, Company LP and each Company Subsidiary is in compliance in all material respects with all applicable Laws with respect to labor, employment, employee classification, fair employment practices, unfair labor practices, terms and conditions of employment, workers' compensation, occupational safety and health, plant closings, wages and hours, immigration, leasing and supply of temporary and contingent staff, and engagement of independent contractors, including proper classification of same. Except as set forth in Section 4.11 of the Company Disclosure Letter, none of the Company, Company LP or any Company Subsidiary or, to the knowledge of the Company, any Company Property Manager, is (or has been in the past five (5) years) a party to or bound by any collective bargaining agreement, or party to or bound by any other agreement with a labor union that contains a neutrality or accretion clause, and no labor union has in the past five (5) years been certified to represent any employee of the Company, Company LP or any Company Subsidiary or, to the knowledge of the Company, any Company Property Manager (or individual over whom the Company, Company LP, any Company Subsidiary or any Company Property Manager has a joint employment relationship), or has demanded, applied, or threatened to demand or apply, to represent or is attempting to organize so as to represent such employees, including any representation or certification proceedings or petitions seeking a representation proceeding presently pending or threatened to be brought or filed, with the National Labor Relations Board or any other labor relations tribunal or authority. There is no pending or, to the knowledge of the Company, threatened work stoppage, slowdown, lockout, material arbitration, or material grievance, labor strike, picketing, or other material labor disputes against the Company, Company LP or any Company Subsidiary, or, to the knowledge of the Company, any Company Property Manager, or at any Company Property, and no such activity has occurred in the past three (3) years. None of the Company, Company LP or any Company Subsidiary has any material outstanding liabilities under the Worker Adjustment and Retraining Notification Act of 1988, as amended (the "WARN Act"), as a result of any action taken by the Company, Company LP or a Company Subsidiary. None of the Company, Company LP or any Company Subsidiary has any outstanding material liability in connection with the termination of employment of its employees (including redundancy payments) or for failure to comply with any order for the reinstatement or re-engagement of any employee and none of the Company, Company LP or any Company Subsidiary has any outstanding material liability for failure to provide information or to consult with employees under any employment Laws.

        Section 4.12    Material Contracts.

          (a)   Section 4.12(a) of the Company Disclosure Letter sets forth a list of each contract to which the Company, Company LP or any Company Subsidiary is a party to or bound by, in effect as of the date of this Agreement, and that (each, a "Company Material Contract"):

              (i)  is required to be filed as an exhibit to the Company's Annual Report on Form 10-K pursuant to Item 601(b)(2), (4), (9) or (10) of Regulation S-K promulgated by the SEC;

             (ii)  (A) with respect to the Company or any Company Subsidiary that is not an owner or tenant of any Company Property, has resulted, is expected to result, or is reasonably likely to result, in annual revenues or expenditures (other than principal and/or interest payments or the deposit of other reserves with respect to debt obligations) in excess of $1,000,000 and is not cancelable within ninety (90) days without penalty to the Company or such Company Subsidiary or (B) with respect to any Company Subsidiary that is an owner or tenant of a Company Property, has resulted, is expected to result, or is reasonably likely to result, in annual revenues or expenditures (other than principal and/or interest payments or the deposit of other reserves with respect to debt obligations) in excess of $2,000,000 and is not cancelable within ninety (90) days without penalty to such Company Subsidiary, in each case of clauses (A) and (B), except for any Company Major Lease, Company Management Agreement, Company Ground Lease, Company Franchise Agreement or any agreement entered into in connection any capital expenditure project set forth in the budget previously provided to Parent by the Company;

            (iii)  contains any non-compete or exclusivity provisions with respect to any line of business or geographic area that restricts the business of the Company or any Company Subsidiary, or that otherwise restricts the lines of business conducted by the Company or any Company Subsidiary or the geographic area in which the Company or any Company Subsidiary may conduct business;

            (iv)  is an agreement that obligates the Company or any Company Subsidiary to indemnify (A) any past or present directors, officers, trustees and employees of the Company or any Company Subsidiary pursuant to which the Company or Company Subsidiary is the indemnitor, other than any operating agreements or property management agreements or any similar agreement pursuant to which a Company Subsidiary that is not wholly owned, directly or indirectly, by the Company provides such an indemnification to any such directors, officers, trustees, employees or agents in connection with the indemnification by such non-wholly owned Company Subsidiary or another Company Subsidiary thereunder or (B) other Third Parties for obligations of or losses or damages incurred by such Third Parties, where such indemnification obligations are material to the Company and Company Subsidiaries, taken as a whole, and not made in the ordinary course of business;

             (v)  pursuant to which the Company or any Company Subsidiary acquired (A) a Company Property or (B) any other assets or businesses of any other person, in each case since January 1, 2014 where the purchase price therefor exceeded $10,000,000;

            (vi)  constitutes a letter of credit, similar arrangement or debt obligation or guaranty or other contingent obligation of the Company or any Company Subsidiary with a principal amount outstanding (or, in the case of a guaranty or other contingent obligation, with a principal amount of the underlying obligation outstanding) as of the date hereof greater than $2,500,000;

           (vii)  would prohibit or materially delay the consummation of the Mergers as contemplated by this Agreement;

          (viii)  requires the Company or any Company Subsidiary to dispose of or acquire assets or properties (other than in connection with the expiration of a Company Major Lease) with a fair market value in excess of $10,000,000, or involves any pending or contemplated merger, consolidation or similar business combination transaction;

            (ix)  constitutes an interest rate cap, interest rate collar, interest rate swap, forward purchasing contract or other contract or agreement relating to a hedging transaction;

             (x)  sets forth the operational terms of a joint venture, partnership, joint development agreement, limited liability company or strategic alliance of the Company or any Company Subsidiary (each, a "JV Agreement");

            (xi)  [Intentionally Omitted];

           (xii)  contains restrictions with respect to payment of dividends or any other distribution in respect of the equity interests of the Company or any Company Subsidiary;

          (xiii)  relates to the acquisition or divestiture of the capital stock or other equity interests of any Person (other than the Company of a Company Subsidiaries) by the Company or a Company Subsidiary;

          (xiv)  is a stockholder or equityholder agreement, investor rights agreement, registration rights agreement or other similar contract between the Company or any Company Subsidiary, on one hand, and any stockholder or equityholder of the Company or a Company Subsidiary, on the other, granting any Person investor rights, registration rights, director designation rights or similar rights;

           (xv)  constitutes a Company Tax Protection Agreement;

          (xvi)  constitutes a loan to any Person (other than a wholly owned Company Subsidiary) by the Company or any Company Subsidiary (other than advances made pursuant to and expressly disclosed in the Company Major Leases or pursuant to any disbursement agreement, development agreement, or development addendum entered into in connection with a Company Major Lease with respect to the development, construction, or equipping of Company Properties or the funding of improvements to Company Properties) in an amount in excess of $5,000,000;

         (xvii)  constitutes a Company Ground Lease;

        (xviii)  constitutes a Company Management Agreement; or

          (xix)  constitutes a Company Franchise Agreement.

          (b)   Each Company Material Contract is legal, valid, binding and enforceable on the Company, Company LP and each Company Subsidiary to the extent such Person is a party thereto and, to the knowledge of the Company, each other party thereto, and is in full force and effect, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting creditors' rights generally and by general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at Law). Except as, individually or in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse Effect, the Company, Company LP and each Company Subsidiary has performed all obligations required to be performed by it prior to the date hereof under each Company Material Contract and, to the knowledge of the Company, each other party thereto has performed all obligations required to be performed by it under such Company Material Contract. None of the Company, Company LP or any Company Subsidiary has received as of the date hereof notice of any violation or default under any Company Material Contract, except for violations or defaults that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. The Company has made true and correct copies of each Company Material Contract available to Parent.

        Section 4.13    Litigation.     Except as, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect, as of the date of this Agreement, (a) there is no suit, arbitration, inquiry, claim, action or proceeding (each, a "Claim"), pending or, to the knowledge of the Company, threatened by or before any

Governmental Authority, nor, to the knowledge of the Company, is there any investigation pending by any Governmental Authority, in each case, against or affecting the Company, Company LP, any other Company Subsidiary or any of their respective properties at law or in equity, and (b) none of the Company, Company LP or any other Company Subsidiary, nor any of their respective properties, is subject to any outstanding judgment, order, writ, injunction or decree of any Governmental Authority at law or in equity.

        Section 4.14    Environmental Matters.     Except as set forth on Section 4.14 of the Company Disclosure Letter and as, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect:

          (a)   The Company, Company LP and each Company Subsidiary and their respective corporate predecessors, if any, are and, except with respect to matters that have been fully and finally resolved, have been in compliance with all applicable Environmental Laws, possess all Environmental Permits necessary to conduct their current operations and are in compliance with their respective Environmental Permits.

          (b)   None of the Company, Company LP or any Company Subsidiary has received as of the date hereof any written or, to the knowledge of the Company, oral notice, demand, letter or claim alleging that the Company or any such Company Subsidiary is in violation of, or liable under, any Environmental Law, that the Company or any Company Subsidiary is obligated to conduct investigations or clean-up activities under Environmental Law or that any judicial, administrative or compliance order has been issued against the Company or any Company Subsidiary which remains unresolved. There is no litigation, request for information or other proceeding pending, or, to the knowledge of the Company, threatened against the Company and any Company Subsidiary under any applicable Environmental Law. To the knowledge of the Company, there is no investigation pending or threatened against the Company or any Company Subsidiary under any applicable Environmental Law.

          (c)   None of the Company, Company LP or any Company Subsidiary has entered into or agreed to any consent decree or order or is subject to any judgment, decree or judicial, administrative or compliance order relating to compliance with Environmental Laws, Environmental Permits or the investigation, sampling, monitoring, treatment, remediation, removal or cleanup of Hazardous Materials which remains unresolved.

          (d)   None of the Company, Company LP or any Company Subsidiary has assumed, by contract or operation of Law, any liability under any Environmental Law or relating to any Hazardous Materials, or is an indemnitor in connection with any threatened or asserted claim by any third-party indemnitee for any liability under any Environmental Law or relating to any Hazardous Materials.

          (e)   None of the Company, Company LP or any Company Subsidiary has caused, and to the knowledge of the Company, no Third Party has caused any release of a Hazardous Material that would be required to be investigated or remediated by the Company or any Company Subsidiary under any Environmental Law.

        This Section 4.14 and Sections 4.5(b), 4.7-4.9, and 4.12 contain the sole representations and warranties of the Company and Company LP with regard to Hazardous Materials, Environmental Laws or other environmental matters.

        Section 4.15    Intellectual Property.

          (a)   Section 4.15(a) of the Company Disclosure Letter sets forth a correct and complete list of all Intellectual Property Registrations, in each case owned by the Company or a Company Subsidiary. The Company or a Company Subsidiary is the sole and exclusive owner of all Intellectual Property Registrations. Such Intellectual Property Registrations have not been cancelled, abandoned or dedicated to the public domain. All registration, maintenance and renewal fees necessary to preserve the rights of the Company or the Company Subsidiaries in connection with such Intellectual Property Registrations have been paid in a timely manner and, to the knowledge of the Company, such Intellectual Property Registrations are valid and in full force and effect.

          (b)   Except as, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect, (i) the Company, Company LP and the other Company Subsidiaries own, free and clear of any Liens (which, for the avoidance of doubt, shall not be deemed to include license agreements) or has a valid and enforceable license, free and clear of any Liens, or otherwise possess valid and enforceable rights to use all Intellectual Property necessary to conduct the business of the Company, Company LP and the other Company Subsidiaries as it is currently conducted, (ii) the conduct of the business of the Company, Company LP and the other Company Subsidiaries as it is currently conducted does not infringe, misappropriate or otherwise violate the Intellectual Property rights of any Third Party, (iii) there are no pending or, to the knowledge of the Company, threatened claims with respect to any of the Intellectual Property rights owned by the Company, Company LP or any other Company Subsidiary, (iv) none of the Company, Company LP or any Company Subsidiary (nor any of their respective predecessors) has received any written notice since January 1, 2014 from any Third Party (A) asserting the infringement or other violation of any Intellectual Property by the Company or a Company Subsidiary or (B) pertaining to or challenging the validity, enforceability, or registrability of, any right, title or interest of the Company or the Company Subsidiaries with respect to, any material Intellectual Property, and (v) to the knowledge of the Company, no Third Party is currently infringing or misappropriating Intellectual Property owned by the Company, Company LP or any other Company Subsidiary. The Company, Company LP and the Company Subsidiaries have implemented commercially reasonable measures to maintain and protect each material item of Intellectual Property that they own, and to the knowledge of the Company, there has not been any disclosure or compromise of any confidential or proprietary information of the Company or the Company Subsidiaries (including any information of any other Person disclosed in confidence to the Company or the Company Subsidiaries) to any Third Party in a manner that has resulted or is likely to result in the loss of trade secrets or other proprietary rights in and to such information.

        Section 4.16    Properties.

          (a)   Section 4.16(a) of the Company Disclosure Letter sets forth a list of the common name and address of each hotel and other parcel of real property owned or leased, including ground leased by the Company, Company LP or any other Company Subsidiary as lessee or sublessee, as of the date of this Agreement (all such real property interests, together with all buildings, structures and other improvements and fixtures located on or under such real property and all easements, rights and other appurtenances to such real property, are individually referred to herein as a "Company Property"). As of the date hereof, each of the Company Properties is owned or leased by the Company, Company LP or Company Subsidiary indicated on Section 4.16(a) of the Company Disclosure Letter. Except as set forth in Section 4.16(a) of the Company Disclosure Letter, there are no real properties that the Company, Company LP or any other Company Subsidiary is obligated to buy, lease or sublease at some future date.

          (b)   The Company, Company LP or another Company Subsidiary owns good and valid fee simple title or leasehold title (as applicable) to each of the Company Properties, in each case, free and clear of Liens, except for Company Permitted Liens, none of which Company Permitted Liens have had and could not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. For the purposes of this Agreement, "Company Permitted Liens" shall mean any (i) Liens relating to any Indebtedness set forth on Section 4.16(b) of the Company Disclosure Letter, (ii) statutory or other Liens for Taxes or assessments which are not yet due and delinquent or the validity of which is being contested in good faith by appropriate proceedings and for which adequate reserves are being maintained in accordance with GAAP, (iii) Company Major Leases, Company Ground Leases, air rights affecting any Company Property or any other leases or licenses entered into in the ordinary course of business, (iv) Liens imposed or promulgated by Law or any Governmental Authority, including zoning regulations, permits and licenses, (v) Liens that are disclosed on the existing Company Title Insurance Policies made available by or on behalf of the Company or any Company Subsidiary to Parent prior to the date hereof and, with respect to leasehold interests, Liens on the underlying fee or leasehold interest of the applicable ground lessor, lessor or sublessor, (vi) any cashiers', landlords', workers', mechanics', carriers', workmen's, repairmen's and materialmen's liens and other similar Liens imposed by Law and incurred in the ordinary course of business consistent with past practice that are related to obligations not yet due and payable or the validity of which is being contested in good faith by appropriate proceedings, and (vii) any other Liens, limitations, restrictions or title defects that do not materially impair the value of the applicable Company Property or the continued use and operation of the applicable Company Property as currently used and operated. Section 4.16(b) of the Company Disclosure Letter describes the material Company Permitted Liens which are being contested in good faith by appropriate proceedings.

          (c)   The Company Properties are, to the knowledge of the Company (x) supplied with utilities and other services as necessary to permit their continued operation as they are now being operated, (y) in working order sufficient for their normal operation in the manner currently being operated and without any material structural defects other than as may be disclosed in any physical condition reports that have been made available to Parent, and (z) adequate and suitable for the purposes for which they are presently being used. Since January 1, 2014, to the knowledge of the Company, none of the Company, Company LP or any Company Subsidiary has received (i) written notice that any certificate, permit or license from any Governmental Authority having jurisdiction over any of the Company Properties or any agreement, easement or other right of an unlimited duration that is necessary to permit the lawful use and operation of the buildings and improvements on any of the Company Properties or that is necessary to permit the lawful use and operation of all utilities, parking areas, retention ponds, driveways, roads and other means of egress and ingress to and from any of the Company Properties is not valid or in full force and effect as of the date of this Agreement, except for such failures to be valid or in full force and effect that, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect, or of any pending written threat of modification or cancellation of any of same, that would reasonably be expected to have a Company Material Adverse Effect, or (ii) written notice of any uncured violation of any Laws affecting any of the Company Properties which, individually or in the aggregate, would reasonably be expected to have a Company Material Adverse Effect.

          (d)   To the knowledge of the Company, each of the Company Properties has sufficient access to and from publicly dedicated streets for its current use and operation, without any constraints that interfere with the normal use, occupancy and operation thereof.

          (e)   There are no pending or, to the knowledge of the Company, threatened condemnation, expropriation, eminent domain or rezoning proceedings affecting all or any portion of any of the Company Properties. The Company and the Company Subsidiaries have all material certificates, variances, permits, licenses or rights required by applicable Law for use and occupancy as are necessary to conduct the business of the Company and the Company Subsidiaries thereon as presently conducted or currently intended by the Company and Company Subsidiaries to be conducted, and to the knowledge of the Company, none of the Company, Company LP or any Company Subsidiary has received written notice of any outstanding threat of modification, suspension or cancellation of any such material certificate, variance, permit, license or right, except as would not reasonably be expected, individually or in the aggregate, to have a Company Material Adverse Effect.

          (f)    Section 4.16(f) of the Company Disclosure Letter sets forth a list of each lease or sublease, to which the Company or any Company Subsidiary is a lessor or sublessor with respect to any of the Company Properties together with all amendments, modifications, supplements, renewals and extensions related thereto, which lease or sublease (excluding antenna leases and license agreements) (i) (A) provides for monthly rent in excess of $6,000 and (B) has a term of twelve (12) months or longer or (ii) is for a net rentable area in excess of 5,000 square feet (the "Company Major Leases"). The Company has made available to Parent correct and complete (in all material respects) copies of all Company Major Leases which are in effect as of the date hereof. To the knowledge of the Company, as of the date hereof, each Company Major Lease is valid and in full force and effect, and none of the Company, Company LP or any Company Subsidiary has received written notice that it is in default under any Company Major Lease as of the date of this Agreement, except for violations or defaults that have been cured or are disclosed or that would not be material.

          (g)   Section 4.16(g) of the Company Disclosure Letter sets forth a list of each ground lease or other agreement pursuant to which the Company, Company LP or any other Company Subsidiary is a lessee or sublessee with respect to any of the Company Properties that is subject to such ground lease, together with all amendments, modifications, supplements, renewals and extensions related thereto (each, a "Company Ground Lease"), and identifies each Company Property that is subject to such Company Ground Lease, the Company, Company LP or each other Company Subsidiary that is a party to such agreement, the date of such agreement and each amendment relating thereto. The Company has made available to Parent correct and complete (in all material respects) copies of all Company Ground Leases which are in effect as of the date hereof.

          (h)   Section 4.16(h) of the Company Disclosure Letter sets forth a list of each management agreement pursuant to which any Third Party manages or operates any of the Company Properties on behalf of the Company, Company LP or any other Company Subsidiary, together with each amendment, guaranty or other agreement or document binding on the Company, Company LP or applicable Company Subsidiary and relating thereto (each, a "Company Management Agreement"), and identifies each Company Property that is subject to such Company Management Agreement, the Company, Company LP or each other Company Subsidiary that is a party to such agreement, the date of such agreement and each amendment relating thereto. The Company has made available to Parent correct and complete (in all material respects) copies of all Company Management Agreements which are in effect as of the date hereof.

          (i)    Section 4.16(i) of the Company Disclosure Letter sets forth a list of each franchise, license or other similar agreement providing the right to utilize a brand name or other rights of a hotel chain or system at any of the Company Properties or by the Company, Company LP or any other Company Subsidiary, together with each amendment, guaranty or other agreement or document binding on the Company, Company LP or applicable Company Subsidiary and relating thereto (each, a "Company Franchise Agreement"), and identifies each Company Property that is subject to such Company Franchise Agreement, the Company, Company LP or each other Company Subsidiary that is a party to such agreement, the date of such agreement and each amendment relating thereto. The Company has made available to Parent correct and complete (in all material respects) copies of all Company Management Agreements which are in effect as of the date hereof.

          (j)    To the knowledge of the Company, except as set forth on Section 4.16(j) of the Company Disclosure Letter, there are no Tax abatements or exemptions specifically affecting the Company Properties, and the Company and the Company Subsidiaries have not received any written notice of (and the Company and the Company Subsidiaries do not have any knowledge of) any proposed increase in the assessed valuation of any of the Company Properties or of any proposed public improvement assessments that will result in the Taxes or assessments payable in the next tax period increasing, except in each case for any such Taxes or assessment that have not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

          (k)   Except as set forth in Section 4.16(k) of the Company Disclosure Letter, no purchase option has been exercised under any Company Major Lease or Company Material Contract for which the purchase has not closed prior to the date of this Agreement.

          (l)    Except as set forth in Section 4.16(l) of the Company Disclosure Letter, (i) there are no unexpired option to purchase agreements, rights of first refusal or first offer or any other rights to purchase or otherwise acquire any Company Property or any portion thereof (other than a tenant's right to lease space), and (ii) there are no other outstanding rights or agreements to enter into any contract for sale, ground lease or letter of intent to sell or ground lease any Company Property or any portion thereof that is owned by any Company Subsidiary, which, in each case, is in favor of any Third Party.

          (m)  With respect to each Company Property, there is issued and outstanding a Company Title Insurance Policy, a copy of which, together with all exception documents referenced therein other than such documents pertaining to utility easements, right of way easements, and other easements for the benefit or use of the public or that do not impose any monetary obligations, has been made available to Parent. No written claim has been made against any Company Title Insurance Policy, which individually or in the aggregate, has had or would be reasonably expected to have a Company Material Adverse Effect.

          (n)   The Company and the Company Subsidiaries have good and valid title to, or a valid and enforceable leasehold interest in, or other right to use, all personal property owned, used or held for use by them as of the date of this Agreement (other than property owned by tenants and used or held in connection with the applicable tenancy), except as, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect. None of the Company's or any of the Company Subsidiaries' ownership of or leasehold interest in any such personal property is subject to any Liens, except for Company Permitted Liens and Liens that have not had and would not reasonably be expected to have a Company Material Adverse Effect.

        Section 4.17    Taxes.

          (a)   The Company, Company LP and each Company Subsidiary has timely filed with the appropriate Governmental Authority all Tax Returns required to be filed, taking into account any extensions of time within which to file such Tax Returns, and all such Tax Returns were complete and correct, subject in each case to such exceptions as, individually or in the aggregate has not had and would not reasonably be expected to have a Company Material Adverse Effect. The Company, Company LP and each Company Subsidiary has duly paid (or there has been paid on their behalf), or made adequate provisions for, all material Taxes required to be paid by them, whether or not shown on any Tax Return.

          (b)   The Company (i) for all taxable years commencing with the Company's taxable year ended December 31, 1994 through December 31, 2016, has been subject to taxation as a REIT and has satisfied all requirements to qualify as a REIT; (ii) has operated since January 1, 2017 to the date hereof in a manner consistent with the requirements for qualification and taxation as a REIT; (iii) intends to continue to operate in such a manner as to qualify as a REIT until the REIT Merger Effective Time; and (iv) has not taken or omitted to take any action that could reasonably be expected to result in a challenge by the IRS or any other Governmental Authority to its status as a REIT, and, the knowledge of the Company, no such challenge is pending or has been threatened in writing.

          (c)   (i) There are no audits, investigations by any Governmental Authority or other proceedings ongoing or, to the knowledge of the Company, threatened with regard to any Taxes or Tax Returns of the Company or any Company Subsidiary; (ii) no deficiency for Taxes of the Company or any Company Subsidiary has been claimed, proposed or assessed in writing or, to the knowledge of the Company, threatened, by any Governmental Authority, which deficiency has not yet been settled, except for such deficiencies which are being contested in good faith or with respect to which the failure to pay, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect; (iii) none of the Company, Company LP or any Company Subsidiary has waived any statute of limitations with respect to Taxes (other than in connection with any extension of time to file any Tax Return) or agreed to any extension of time with respect to any Tax assessment or deficiency for any open tax year; and (iv) neither the Company nor any of the Company Subsidiaries has entered into any "closing agreement" as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax Law).

          (d)   None of the Company, Company LP or any Company Subsidiary holds any asset, the disposition of which would be subject to (or to rules similar to) Section 1374 of the Code or the "prohibited transactions" Tax under Section 857(b)(6) of the Code.

          (e)   The Company and the Company Subsidiaries have complied, in all material respects, with all applicable Laws, rules and regulations relating to the payment and withholding of Taxes (including withholding of Taxes pursuant to Sections 1441, 1442, 1445, 1446 and 3402 of the Code or similar provisions under any foreign Laws) and have duly and timely withheld and have paid over to the appropriate Governmental Authorities all material amounts required to be so withheld and paid over on or prior to the due date thereof under all applicable Laws.

          (f)    The Company Tax Protection Agreements listed in Section 4.17(f) of the Company Disclosure Letter are the only such agreements in force at the date of this Agreement, and, as of the date of this Agreement, no person has raised in writing, or to the knowledge of the Company, threatened to raise a material claim against the Company or any Company Subsidiary for any breach of any Company Tax Protection Agreements. As used herein, "Company Tax Protection Agreements" means any written agreement to which Company, or any Company Subsidiary is a party: (i) pursuant to which any liability to holders of limited partnership interests in a Company Subsidiary Partnership relating to Taxes may arise, whether or not as a result of the consummation of the transactions contemplated by this Agreement; and/or (ii) that was entered into in connection with or related to the deferral of income Taxes of a holder of interests in a Company Subsidiary Partnership, and that requires the Company, or any Company Subsidiaries (A) to maintain a minimum level of debt or continue a particular debt, (B) to retain or not dispose of assets for a period of time that has not since expired, (C) to make or refrain from making Tax elections (other than an election pursuant to Section 754 of the Code), and/or (D) only dispose of assets in a particular manner. As used herein, "Company Subsidiary Partnership" means a Company Subsidiary that is a partnership for U.S. federal income tax purposes. All guaranty, indemnification, contribution, or similar arrangements or deficit restoration obligations, or other agreements or arrangements entered into pursuant to any Company Tax Protection Agreement are set forth on Section 4.17(f) of the Company Disclosure Letter.

          (g)   There are no Tax Liens upon any property or assets of the Company or any Company Subsidiary except for Company Permitted Liens.

          (h)   None of the Company, Company LP or any Company Subsidiary has requested, has received or is subject to any written ruling or has entered into any written agreement with a Governmental Authority with respect to any Taxes.

          (i)    There are no Tax allocation or sharing agreements or similar arrangements with respect to, binding, or otherwise involving the Company or any Company Subsidiary.

          (j)    To the knowledge of the Company, the Company does not have and will not have, as of the REIT Merger Effective Time, any current or accumulated "earnings and profits" for U.S. federal income tax purposes which would constitute "earnings and profits accumulated in any non-REIT year" (determined for purposes of Section 857(a)(2)(B) of the Code).

          (k)   None of the Company, Company LP or any Company Subsidiary (A) has been a member of an affiliated group filing a consolidated federal income Tax Return (other than a group the common parent of which was the Company) or (B) has any liability for the Taxes of any Person (other than the Company or any Company Subsidiary) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local, or foreign Law), as a transferee or successor, by contract, or otherwise.

          (l)    None of the Company, Company LP or any Company Subsidiary has participated in any "reportable transaction" (within the meaning of Treasury Regulation Section 1.6011-4(b)).

          (m)  Neither the Company nor any of the Company Subsidiaries has constituted either a "distributing corporation" or a "controlled corporation" (within the meaning of Section 355(a)(1)(A) of the Code) in a distribution of stock qualifying for tax-free treatment under Section 355 of the Code (A) in the two years prior to the date of this Agreement or (B) in a distribution which could otherwise constitute part of a "plan" or "series of related transactions" (within the meaning of Section 355(e) of the Code) in conjunction with transactions contemplated by this Agreement.

          (n)   Neither the Company nor any of the Company Subsidiaries has been a party to a "conversion transaction" (within the meaning of Treasury Regulation Section 1.337(d)-7(f)(3)(iii)).

          (o)   None of the Company or any of its Subsidiaries is, will be (regardless of whether the REIT Merger occurs) or would be, as a result of the transactions contemplated herein, required to include amounts in income, or exclude items of deduction (in either case for Tax purposes), for any Tax period as a result of (i) a change in method of Tax accounting or period; (ii) an installment sale or "open transaction" disposition; (iii) a prepaid amount received, accrued, or paid; (iv) deferred income or gain; (v) an election under Section 108(i) of the Code; (vi) Section 481 of the Code, or, in the case of each of the foregoing, any corresponding or similar provision of state, local, or non-U.S. Law; (vii) the recapture of any tax credit or other special tax benefit; or (viii) the use of any special accounting method (such as the long-term method for accounting for long-term contracts). None of the Company or any of its Subsidiaries has pending a transaction under Section 1031 or 1033 of the Code or other tax-deferral transactions for which deferral will not be available as a result of the transactions contemplated herein.

          (p)   Company LP is not an investment company for purposes of Section 721(b) of the Code.

          (q)   To the knowledge of the Company, the issuance by Parent LP of the REIT Common Merger Consideration and REIT Preferred Merger Consideration pursuant to this Agreement will not cause any "Person" (as defined in the Parent Declaration of Trust) to "Beneficially Own" or "Constructively Own" "Equity Stock" of Parent (as the foregoing terms are each defined in the Parent Declaration of Trust, and, for the sake of clarity, including any Parent Series A Preferred Shares issued as REIT Preferred Merger Consideration as "Equity Stock" (as defined in the Parent Declaration of Trust)) in excess of the "Common Share Ownership Limit" (as defined in the Parent Declaration of Trust).

          (r)   Except as set forth in Section 4.17(r) of the Company Disclosure Letter, no written power of attorney that has been granted by Company or any of Company Subsidiary (other than to Company or a Company Subsidiary) currently is in force with respect to any matter relating to Taxes.

          (s)   Except as set forth in Section 4.1(c) of the Company Disclosure Letter, no Company Subsidiary that is not a domestic corporation has ever been treated as other than a partnership or disregarded entity for U.S. federal income tax purposes, or has ever made an election on IRS Form 8832 with respect to its classification for U.S. federal income tax purposes. Without limitation of the foregoing, Company LP is and always has been taxable as a partnership (and not as an association or publicly traded partnership taxable as a corporation) for U.S. federal income tax purposes.

          (t)    All of the liabilities of Company LP are "qualified liabilities" (within the meaning of Treasury Regulation Section 1.707-5(a)(6)).

          (u)   Immediately prior to the consummation of the transactions contemplated by this Agreement, the net operating losses of the Company for U.S. federal income tax purposes will be at least $500 million. The amount of the Company's liabilities that REIT Merger Sub is assuming from the Company and taking the assets subject to in the REIT Merger exceeds the aggregate U.S. federal income tax basis (as determined immediately prior to the consummation of the transactions contemplated pursuant to this Agreement) of the assets that will be transferred to REIT Merger Sub, as determined for U.S. federal income tax purposes, by not more than $200 million.

          (v)   For the taxable year during which the REIT Merger occurs, Company LP, and each other Company Subsidiary that is classified as a partnership for U.S. federal income tax purposes, has in effect an election under Section 754 of the Code.

        Section 4.18    Insurance.     The Company has made available to Parent copies of all material insurance policies maintained by the Company or the Company Subsidiaries and all material fidelity bonds or other insurance service contracts in the Company's possession providing coverage for all material Company Properties (the "Company Insurance Policies"). Except for those matters that have not had and would not reasonably be expected to have a Company Material Adverse Effect, there is no claim for coverage by the Company or any Company Subsidiary pending under any of the Company Insurance Policies that has been denied or disputed by the insurer. Except for those matters that have not had and would not reasonably be expected to have a Company Material Adverse Effect, all premiums payable under all Company Insurance Policies have been paid, and the Company and the Company Subsidiaries have otherwise complied in all material respects with the terms and conditions of all the Company Insurance Policies. To the knowledge of the Company, such Company Insurance Policies are valid and enforceable in accordance with their terms and are in full force and effect. No written notice of cancellation or termination has been received as of the date hereof by the Company or any Company Subsidiary with respect to any such policy which has not been replaced on substantially similar terms prior to the date of such cancellation.

        Section 4.19    Opinion of Financial Advisor.     The Company has received the opinion of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("BAML"), the Company's financial advisor, to the effect that, as of the date of such opinion and subject to the assumptions and limitations set forth therein, the Common Exchange Ratio is fair from a financial point of view to the holders of shares of Company Common Stock.

        Section 4.20    Takeover Statutes.     Assuming the accuracy of the representations and warranties set forth in Section 5.24, the Company Board has taken all action necessary to render inapplicable to the REIT Merger the restrictions on business combinations contained in Section 3-602 of the MGCL. No other "business combination," "control share acquisition," "fair price," "moratorium" or other takeover or anti-takeover statute or similar federal or state Law is applicable to this Agreement, the Mergers or the other transactions contemplated by this Agreement.

        Section 4.21    Vote Required.     The affirmative vote of the holders of not less than a majority of all outstanding shares of Company Common Stock to approve the REIT Merger (the "Company Stockholder Approval") is the only vote of the holders of any class or series of shares of capital stock of the Company required to consummate the transactions contemplated by this Agreement.

        Section 4.22    No Rights Plan.     There is no stockholders rights plan, "poison pill" anti-takeover plan or other similar arrangement in effect, to which the Company is party or otherwise bound.

        Section 4.23    Brokers.     No broker, finder or investment banker (other than BAML) is entitled to any brokerage, finder's or other fee or commission in connection with or upon consummation of the Mergers based upon arrangements made by or on behalf of the Company or any Company Subsidiary. The Company has made available to Parent a true and complete copy of the Company's engagement letter with BAML, together with any amendment, modification, supplement, renewal, extension or other document related thereto, with respect to the transactions contemplated by this Agreement.

        Section 4.24    Investment Company Act.     None of the Company, Company LP or any other Company Subsidiary is required to be registered as an investment company under the Investment Company Act.

        Section 4.25    Ownership of Parent Common Shares.     None of the Company, Company LP, any Company Subsidiary or, to the knowledge of the Company, their respective Affiliates or "associates" (as defined in Section 3-601(c) of the MGCL) is, nor at any time during the last three years has been, an "interested stockholder" of Parent as defined in Section 3-601(j) of the MGCL.

        Section 4.26    Affiliate Transactions.     Except as set forth in the Company SEC Filings made through and including the date of this Agreement or as permitted by this Agreement, from January 1, 2014 through the date of this Agreement there have been no transactions, agreements, arrangements or understandings between the Company or any Company Subsidiary, on the one hand, and any Affiliates (other than Company Subsidiaries) of the Company or other Persons, on the other hand, that would be required to be disclosed under Item 404 of Regulation S-K promulgated by the SEC.

        Section 4.27    Transaction Expenses.     Section 4.27 of the Company Disclosure Letter sets forth the Company's good faith estimate, as of the date of this Agreement, of the total Expenses to be incurred by the Company, Company LP and the Company Subsidiaries prior to Closing in connection with the transactions contemplated by this Agreement.

        Section 4.28    No Other Representations or Warranties.     Except for the representations and warranties contained in Article V, the Company acknowledges that neither Parent nor any other Person or entity on behalf of Parent has made, and the Company has not relied upon, any representation or warranty, whether express or implied, with respect to Parent or any of the Parent Subsidiaries or their respective businesses, affairs, assets, liabilities, financial condition, results of operations, future operating or financial results, estimates, projections, forecasts, plans or prospects (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, plans or prospects) or with respect to the accuracy or completeness of any other information provided or made available to the Company by or on behalf of Parent.

ARTICLE V

REPRESENTATIONS AND WARRANTIES

OF PARENT, PARENT LP, REIT MERGER SUB AND PARTNERSHIP MERGER SUB

        Except (a) as set forth in the corresponding sections of disclosure letter that has been prepared by Parent and delivered by Parent to the Company immediately prior to the execution and delivery of this Agreement (the "Parent Disclosure Letter"), it being agreed that disclosure of any item in any Section of the Parent Disclosure Letter with respect to any Section or subsection of Article V of this Agreement shall be deemed disclosed with respect to any other Section or subsection of Article V of this Agreement to the extent the relevance of such item is reasonably apparent from the face of such disclosure, provided, however, that nothing in the Parent Disclosure Letter is intended to broaden the scope of any representation or warranty of Parent, Parent LP, REIT Merger Sub or Partnership Merger Sub made herein, or (b) as disclosed in Parent SEC Filings publicly available or filed with, as applicable, the SEC on or after January 1, 2017 and prior to the date of this Agreement (excluding any disclosure set forth in any section of a Parent SEC Filing entitled "Risk Factors" or "Cautionary Note Regarding Forward-Looking Statements" or similarly titled section in any other disclosures included in the Parent SEC Filings, in each case to the extent that such disclosure is cautionary, predictive or forward-looking in nature), Parent, Parent LP, REIT Merger Sub and Partnership Merger Sub hereby jointly and severally represent and warrant to the Company and Company LP that:

        Section 5.1    Organization and Qualification; Subsidiaries.

          (a)   Parent is a real estate investment trust duly organized, validly existing and in good standing under the laws of the State of Maryland, and Parent LP is a partnership duly organized, validly existing and in good standing under the laws of the State of Delaware and each has the requisite organizational power and authority to own, lease and, to the extent applicable, operate its properties and to carry on its business as it is now being conducted. Each of Parent and Parent LP is duly qualified or licensed to do business, and is in good standing, in each jurisdiction where the character of the properties owned, operated or leased by it or the nature of its business makes such qualification, licensing or good standing necessary, except for such failures to be so qualified, licensed or in good standing that, individually or in the aggregate, have not had and would not reasonably be expected to have a Parent Material Adverse Effect.

          (b)   REIT Merger Sub is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Maryland and has the requisite organizational power and authority to carry on its business as it is now being conducted. REIT Merger Sub was formed solely for the purpose of engaging in the transactions contemplated by this Agreement.

          (c)   Partnership Merger Sub is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite organizational power and authority to carry on its business as it is now being conducted. Partnership Merger Sub was formed solely for the purpose of engaging in the transactions contemplated by this Agreement.

          (d)   Each Parent Subsidiary (other than REIT Merger Sub and Partnership Merger Sub) is duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization, as the case may be, and has the requisite organizational power and authority to own, lease and, to the extent applicable, operate its properties and to carry on its business as it is now being conducted, except for such failures to be so organized, in good standing or have certain power and authority that, individually or in the aggregate, have not had and would not reasonably be expected to have a Parent Material Adverse Effect. Each Parent Subsidiary is duly qualified or licensed to do business, and is in good standing, in each jurisdiction where the character of the properties owned, operated or leased by it or the nature of its business makes such qualification, licensing or good standing necessary, except for such failures to be so qualified, licensed or in good standing that, individually or in the aggregate, have not had and would not reasonably be expected to have a Parent Material Adverse Effect.

          (e)   None of Parent, Parent LP, REIT Merger Sub, Partnership Merger Sub or any Parent Subsidiary directly or indirectly owns any interest in or of, or investment in, whether equity or debt, any Person (other than equity interests in the Parent Subsidiaries and investments in short-term investment securities set forth on Section 5.1(e) of the Parent Disclosure Letter).

        Section 5.2    Organizational Documents.     Parent has made available to the Company complete and correct copies of (i) the Parent Declaration of Trust and Parent Bylaws (ii) the Parent Partnership Certificate and Parent Partnership Agreement, as in effect on the date hereof and (iii) the organizational documents of each of Parent's "significant subsidiaries" (as such term is defined in Rule 1-02 of Regulation S-X), each as in effect on the date hereof.

        Section 5.3    Capital Structure.

          (a)   As of the date of this Agreement, the authorized capital stock of Parent consists of 450,000,000 Parent Common Shares and 50,000,000 Parent Preferred Shares. At the close of business on April 21, 2017, (i) 123,753,274 Parent Common Shares were issued and outstanding, (ii) no Parent Preferred Shares were issued and outstanding, (iii) 854,215 Parent Common Shares were reserved for issuance pursuant to awards outstanding under the Parent Equity Plans and (iv) 3,610,370 Parent Common Shares were available for grant under the Parent Equity Plans. All issued and outstanding shares of the beneficial interests of Parent are, and all Parent Common Shares reserved for issuance as noted above, shall be, when issued in accordance with the respective terms thereof, duly authorized, validly issued, fully paid and non-assessable and free of preemptive rights, and all Parent Common Shares and Parent Preferred Shares to be issued to Parent LP and provided by Parent LP as the REIT Common Merger Consideration or the REIT Preferred Merger Consideration, when so issued in accordance with the terms of this Agreement, will be duly authorized, validly issued, fully paid, non-assessable and free of preemptive rights. There are no outstanding bonds, debentures, notes or other indebtedness of Parent or any Parent Subsidiary having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matter on which holders of Parent Common Shares or other equity holders of such Parent Subsidiary may vote.

          (b)   Parent is the sole general partner of Parent LP, and Parent owns, directly or indirectly, all of the general partner interests in Parent LP. Section 5.3(b) of the Parent Disclosure Letter sets forth, as of the date hereof, the name of, and the number and class of partnership interests held by, each partner in Parent LP.

          (c)   All of the REIT Merger Sub membership interests are owned directly or indirectly by Parent LP. All of the REIT Merger Sub membership interests are duly authorized and validly issued, and are not entitled to preemptive rights. There are no outstanding bonds, debentures, notes or other indebtedness of REIT Merger Sub having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matter on which holder of REIT Merger Sub membership interests may vote.

          (d)   All of the Partnership Merger Sub partnership interests are owned directly or indirectly by Parent LP. All of the Partnership Merger Sub partnership interests are duly authorized and validly issued, and are not entitled to preemptive rights. There are no outstanding bonds, debentures, notes or other indebtedness of Partnership Merger Sub having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matter on which holder of Partnership Merger Sub partnership interests may vote.

          (e)   All of the outstanding shares of capital stock of each of the Parent Subsidiaries that is a corporation are duly authorized, validly issued, fully paid and nonassessable. All equity interests in each of the Parent Subsidiaries that is a partnership or limited liability company are duly authorized and validly issued. All shares of capital stock of (or other ownership interests in) each of the Parent Subsidiaries which may be issued upon exercise of outstanding options or exchange rights are duly authorized and, upon issuance will be validly issued, fully paid and nonassessable.

          (f)    Except as set forth in Section 5.3(f) of the Parent Disclosure Letter, as of the date of this Agreement, there are no securities, options, warrants, calls, rights, commitments, agreements, rights of first refusal, arrangements or undertakings of any kind to which Parent, Parent LP, REIT Merger Sub, Partnership Merger Sub or any other Parent Subsidiary is a party or by which any of them is bound, obligating Parent, Parent LP, REIT Merger Sub, Partnership Merger Sub or any other Parent Subsidiary to issue, deliver or sell or create, or cause to be issued, delivered or sold or created, additional Parent Common Shares or REIT Merger Sub or Partnership Merger Sub partnership interests or other equity interests or phantom stock or other contractual rights the value of which is determined in whole or in part by the value of any equity interest of Parent, Parent LP, REIT Merger Sub, Partnership Merger Sub or any of the other Parent Subsidiaries or obligating Parent, Parent LP, REIT Merger Sub, Partnership Merger Sub or any other Parent Subsidiary to issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, agreement, right of first refusal, arrangement or undertaking. As of the date of this Agreement, except as expressly provided in the Parent Partnership Agreement, there are no outstanding contractual obligations of Parent, Parent LP, REIT Merger Sub, Partnership Merger Sub or any other Parent Subsidiary to repurchase, redeem or otherwise acquire any Parent Common Shares, or other equity interests of Parent, Parent LP, REIT Merger Sub, Partnership Merger Sub or any other Parent Subsidiary (other than in satisfaction of withholding Tax obligations pursuant to certain awards outstanding under the Parent Equity Plan). None of Parent, Parent LP, REIT Merger Sub, Partnership Merger Sub or any other Parent Subsidiary is a party to or, to the knowledge of Parent, bound by any agreements or understandings concerning the voting of any capital stock or other equity interests of Parent, REIT Merger Sub, Partnership Merger Sub or any of the other Parent Subsidiaries.

          (g)   All dividends or distributions on the Parent Common Shares and any dividends or distributions on any securities of any Parent Subsidiary which have been authorized or declared prior to the date hereof have been paid in full (except to the extent such dividends have been publicly announced and are not yet due and payable).

        Section 5.4    Authority.

          (a)   Each of Parent, Parent LP, REIT Merger Sub and Partnership Merger Sub has the requisite organizational power and authority to execute and deliver this Agreement, to perform its obligations hereunder and, subject to receipt of the Parent Shareholder Approval, to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement by each of Parent, Parent LP, REIT Merger Sub and Partnership Merger Sub and the consummation by each of Parent, Parent LP, REIT Merger Sub and Partnership Merger Sub of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action, and no other corporate or limited partnership proceedings on the part of Parent, Parent LP, REIT Merger Sub or Partnership Merger Sub, as applicable, are necessary to authorize this Agreement or the Mergers or to consummate the transactions contemplated hereby, subject (x) with respect to the REIT Merger, to receipt of the Parent Shareholder Approval and the filing and acceptance for record of the REIT Merger Articles of Merger with the Maryland SDAT and (y) with respect to the Partnership Merger, to the filing and acceptance for record of the Partnership Merger Certificate of Merger with the Delaware Secretary. The Parent Board at a duly held meeting has, by unanimous vote, (i) duly and validly authorized the execution and delivery of this Agreement and declared advisable the consummation of the Mergers and the other transactions contemplated hereby, (ii) determined that the Mergers and the transactions contemplated by this Agreement are fair to and in the best interest of Parent and its shareholders, (iii) directed that the Parent Share Issuance be submitted for consideration at the Parent Shareholder Meeting, and (iv) resolved to recommend that the shareholders of the Parent vote in favor of the Parent Share Issuance (the "Parent Recommendation") and to include such recommendation in the Joint Proxy Statement.

          (b)   This Agreement has been duly executed and delivered by each of Parent, Parent LP, REIT Merger Sub and Partnership Merger Sub and, assuming due authorization, execution and delivery by each of the Company and Company LP, constitutes a legally valid and binding obligation of each of Parent, Parent LP, REIT Merger Sub and Partnership Merger Sub, enforceable against Parent, Parent LP, REIT Merger Sub and Partnership Merger Sub in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting creditors' rights generally and by general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

        Section 5.5    No Conflict; Required Filings and Consents.

          (a)   The execution and delivery of this Agreement by each of Parent, Parent LP, REIT Merger Sub and Partnership Merger Sub does not, and the performance of this Agreement and the consummation of the Mergers and the other transactions contemplated hereby by each of Parent, Parent LP, REIT Merger Sub and Partnership Merger Sub will not, (i) conflict with or violate any provision of the Parent Declaration of Trust, Parent Bylaws, Parent Partnership Certificate, Parent Partnership Agreement or the organizational documents of REIT Merger Sub or Partnership Merger Sub or any equivalent organizational or governing documents of any other Parent Subsidiary, (ii) assuming that all consents, approvals, authorizations and permits described in Section 5.5(b) have been obtained, all filings and notifications described in Section 5.5(b) have been made and any waiting periods thereunder have terminated or expired, conflict with or violate any Law applicable to Parent, Parent LP, REIT Merger Sub, Partnership Merger Sub or any other Parent Subsidiary or by which any property or asset of Parent, Parent LP, REIT Merger Sub, Partnership Merger Sub or any other Parent Subsidiary is bound, or (iii) to the extent not obtained prior to the date hereof, require any consent or approval under, result in any breach of or any loss of any benefit or material increase in any cost or obligation of Parent or any Parent Subsidiary under, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any right of termination, acceleration or cancellation (with or without notice or the lapse of time or both) of, or give rise to any right of purchase, first offer or forced sale under or result in the creation of a Lien on any property or asset of Parent, Parent LP, REIT Merger Sub, Partnership Merger Sub or any other Parent Subsidiary pursuant to, any note, bond, debt instrument, indenture, contract, agreement, ground lease, license, permit or other legally binding obligation to which Parent, Parent LP, REIT Merger Sub, Partnership Merger Sub or any other Parent Subsidiary is a party, except, as to clauses (ii) and (iii), respectively, for any such conflicts, violations, breaches, defaults or other occurrences which, individually or in the aggregate, have not had and would not reasonably be expected to have a Parent Material Adverse Effect.

          (b)   The execution and delivery of this Agreement by each of Parent, Parent LP, REIT Merger Sub and Partnership Merger Sub does not, and the performance of this Agreement by each of Parent, Parent LP, REIT Merger Sub and Partnership Merger Sub will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Authority, except (i) the filing with the SEC of (A) the Joint Proxy Statement, the Form S-4, and the declaration of effectiveness of the Form S-4, and (B) such reports under, and other compliance with, the Exchange Act (and the rules and regulations promulgated thereunder) and the Securities Act (and the rules and regulations promulgated thereunder) as may be required in connection with this Agreement and the transactions contemplated hereby, (ii) as may be required under the rules and regulations of the NYSE, (iii) the filing of the REIT Merger Articles of Merger and the acceptance thereof for record by the Maryland SDAT pursuant to the MGCL and the MD LLC Act, (iv) the filing of the Partnership Merger Certificate of Merger and the acceptance thereof for record by the Delaware Secretary pursuant to the DRULPA, (v) such filings and approvals as may be required by any applicable state securities or "blue sky" Laws, (vi) such filings as may be required in connection with state and local Transfer Taxes, and (vii) where failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, individually or in the aggregate, has not had and would not reasonably be expected to have a Parent Material Adverse Effect.

        Section 5.6    Permits; Compliance with Law.

          (a)   Parent, Parent LP, REIT Merger Sub, Partnership Merger Sub and each other Parent Subsidiary is in possession of all authorizations, licenses, permits, certificates, approvals, variances, exemptions, orders, franchises, certifications and clearances of any Governmental Authority and accreditation and certification agencies, bodies or other organizations, including building permits and certificates of occupancy, necessary for Parent, Parent LP, REIT Merger Sub, Partnership Merger Sub and each other Parent Subsidiary to own, lease and, to the extent applicable, operate its properties or to carry on its respective business substantially as it is being conducted as of the date hereof (the "Parent Permits"), and all such Parent Permits are valid and in full force and effect, except where the failure to be in possession of, or the failure to be valid or in full force and effect of, any of the Parent Permits, individually or in the aggregate, has not had and would not reasonably be expected to have a Parent Material Adverse Effect. All applications required to have been filed for the renewal of Parent Permits have been duly filed on a timely basis with the appropriate Governmental Authority, and all other filings required to have been made with respect to such Parent Permits have been duly made on a timely basis with the appropriate Governmental Authority, except in each case for failures to file which, individually or in the aggregate, have not had and would not reasonably be expected to have a Parent Material Adverse Effect. None of Parent, Parent LP or any Parent Subsidiary has received as of the date hereof, any claim or notice nor has any knowledge indicating that Parent or any Parent Subsidiary is currently not in compliance with the terms of any such Parent Permits, except where the failure to be in compliance with the terms of any such Parent Permits, individually or in the aggregate, have not had and would not reasonably be expected to have a Parent Material Adverse Effect.

          (b)   None of Parent, Parent LP, REIT Merger Sub, Partnership Merger Sub or any other Parent Subsidiary is or has been in conflict with, or in default or violation of (i) any Law applicable to Parent, Parent LP, REIT Merger Sub, Partnership Merger Sub or any other Parent Subsidiary or by which any property or asset of Parent, Parent LP, REIT Merger Sub, Partnership Merger Sub or any other Parent Subsidiary is bound (except for Laws addressed in Section 5.10, Section 5.11, Section 5.14, Section 5.15 or Section 5.17, which are the subject of the representations made therein), or (ii) any Parent Permits (except for Parent Permits addressed in Section 5.14, which are the subject of the representations made therein), except in each case for any such conflicts, defaults or violations that, individually or in the aggregate, have not had and would not reasonably be expected to have a Parent Material Adverse Effect.

        Section 5.7    SEC Filings; Financial Statements.

          (a)   Parent has filed with, or furnished (on a publicly available basis) to, the SEC all forms, reports, schedules, statements and documents required to be filed or furnished by it under the Securities Act or the Exchange Act, as the case may be, including any amendments or supplements thereto, from and after January 1, 2014 (collectively, the "Parent SEC Filings"). Each Parent SEC Filing, as amended or supplemented, if applicable, (i) as of its date, or, if amended or supplemented, as of the date of the most recent amendment or supplement thereto, complied in all material respects with the requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act, as the case may be, and the applicable rules and regulations of the SEC thereunder, and (ii) did not, at the time it was filed (or became effective in the case of registration statements), or, if amended or supplemented, as of the date of the most recent amendment or supplement thereto, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. As of the date of this Agreement, neither REIT Merger Sub nor Partnership Merger Sub nor any other Parent Subsidiary is separately subject to the periodic reporting requirements of the Exchange Act.

          (b)   Each of the consolidated financial statements contained or incorporated by reference in the Parent SEC Filings (as amended, supplemented or restated, if applicable), including the related notes and schedules, was prepared (except as indicated in the notes thereto) in accordance with GAAP applied on a consistent basis throughout the periods indicated, and each such consolidated financial statement presented fairly, in all material respects, the consolidated financial position, results of operations, shareholders' equity and cash flows of Parent and its consolidated subsidiaries as of the respective dates thereof and for the respective periods indicated therein (subject, in the case of unaudited quarterly financial statements, to normal year-end adjustments).

          (c)   Parent is in compliance in all material respects with the provisions of the Sarbanes-Oxley Act and the provisions of the Exchange Act and Securities Act relating thereto which under the terms of such provisions (including the dates by which such compliance is required) have become applicable to Parent. Each of the principal executive officer of Parent and the principal financial officer of Parent has made all certifications required by Rule 13a-14 or 15d-14 under the Exchange Act or Sections 302 and 906 of the Sarbanes-Oxley Act and the rules and regulations of the SEC promulgated thereunder with respect to the Parent SEC Filings. For purposes of the preceding sentence, "principal executive officer" and "principal financial officer" shall have the meanings given to such terms in the Sarbanes-Oxley Act. The records, systems, controls, data and information of Parent and the Parent Subsidiaries that are used in the system of internal accounting controls described in the following sentence are recorded, stored, maintained and operated under means that are under the exclusive ownership and direct control of Parent or the Parent Subsidiaries or accountants, except for any non-exclusive ownership and non-direct control that would not reasonably be expected to have a materially adverse effect on the system of internal accounting controls. Parent and the Parent Subsidiaries have devised and maintain a system of internal accounting controls sufficient to provide reasonable assurances regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including that: (i) transactions are executed only in accordance with management's authorization; (ii) transactions are recorded as necessary to permit preparation of the financial statements of Parent and the Parent Subsidiaries and to maintain accountability for the assets of Parent and the Parent Subsidiaries; (iii) access to such assets is permitted only in accordance with management's authorization; (iv) the reporting of such assets is compared with existing assets at regular intervals; and (v) accounts, notes and other receivables and inventory are recorded accurately, and proper and adequate procedures are implemented to effect the collection thereof on a current and timely basis. Parent's principal executive officer and its principal financial officer have disclosed to Parent's auditors and the audit committee of the Parent Board (i) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect Parent's ability to record, process, summarize and report financial data, and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in Parent's internal controls, and Parent has made available to the Company copies of any material written materials relating to the foregoing. Parent has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 promulgated under the Exchange Act) designed to ensure that material information relating to Parent required to be included in reports filed under the Exchange Act, including its consolidated subsidiaries, is recorded, processed, summarized and made known to Parent's principal executive officer and its principal financial officer by others within those entities, as appropriate to allow timely decisions regarding required disclosure and to make the certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared, and, to the knowledge of Parent, such disclosure controls and procedures are effective in timely alerting Parent's principal executive officer and its principal financial officer to material information required to be included in Parent's periodic reports required under the Exchange Act. Parent has delivered or made available to the Company complete and accurate copies of notices received as of the date hereof by Parent from its independent auditor of any significant deficiencies or material weaknesses in Parent's internal control over financial reporting since January 1, 2014 and any other management letter or similar correspondence received as of the date hereof by Parent since January 1, 2014 from any independent auditor of Parent or any of the then-existing Parent Subsidiaries. Since the enactment of the Sarbanes-Oxley Act, none of Parent, Parent LP or any other Parent Subsidiary has made any prohibited loans to any director or executive officer of Parent (as defined in Rule 3b-7 promulgated under the Exchange Act).

          (d)   None of Parent or any Parent Subsidiary has any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise), except for liabilities or obligations (i) reflected or reserved against on the consolidated balance sheet of Parent and Parent Subsidiaries included in Parent's Annual Report on Form 10-K for the year ended December 31, 2016 (including any notes thereto), (ii) expressly contemplated by or under this Agreement, including Section 6.2 hereof, (iii) incurred in the ordinary course of business consistent with past practice since the most recent balance sheet set forth in the Parent SEC Filings made through and including the date of this Agreement, (iv) described in any section of the Parent Disclosure Letter or (v) that, individually or in the aggregate, have not had and would not reasonably be expected to have a Parent Material Adverse Effect.

          (e)   To the knowledge of Parent, none of the Parent SEC Filings is the subject of ongoing SEC review and Parent has not received as of the date hereof any comments from the SEC with respect to any of the Parent SEC Filings which remain unresolved, nor has it received as of the date hereof any inquiry or information request from the SEC as to any matters affecting Parent which has not been adequately addressed. Parent has made available to the Company true and complete copies of all written comment letters from the staff of the SEC received since January 1, 2014 through the date of this Agreement relating to the Parent SEC Filings and all written responses of Parent thereto through the date of this Agreement. None of the Parent SEC Filings is the subject of any confidential treatment request by Parent.

        Section 5.8    Disclosure Documents.

          (a)   None of the information supplied or to be supplied by or on behalf of Parent, Parent LP, REIT Merger Sub, Partnership Merger Sub or any other Parent Subsidiary for inclusion or incorporation by reference in (i) the Form S-4 will, at the time such document is filed with the SEC, at any time such document is amended or supplemented or at the time such document is declared effective by the SEC, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) the Joint Proxy Statement will, at the date it is first mailed to the stockholders of the Company and shareholders of Parent, respectively, at the time of the Company Stockholder Meeting and the Parent Shareholder Meeting, at the time the Form S-4, is declared effective by the SEC or at the REIT Merger Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. All documents that Parent is responsible for filing with the SEC in connection with the transactions contemplated herein, to the extent relating to Parent or any Parent Subsidiary or other information supplied by or on behalf of Parent or any Parent Subsidiary for inclusion therein, will comply as to form, in all material respects, with the provisions of the Securities Act or Exchange Act, as applicable and the rules and regulations of the SEC thereunder and each such document required to be filed with any Governmental Authority (other than the SEC) will comply in all material respects with the provisions of any applicable Law as to the information required to be contained therein.

          (b)   The representations and warranties contained in this Section 5.8 shall not apply to statements or omissions included in the Form S-4 or the Joint Proxy Statement to the extent based upon information supplied to Parent by or on behalf of the Company.

        Section 5.9    Absence of Certain Changes or Events.     Since December 31, 2016, except as contemplated by this Agreement or as set forth on Section 5.9 of the Parent Disclosure Letter:

          (a)   each of Parent, Parent LP, REIT Merger Sub, Partnership Merger Sub and each other Parent Subsidiary has conducted its business in the ordinary course consistent with past practice, and, prior to the date hereof there has not been:

              (i)  any declaration, setting aside or payment of any dividend or other distribution with respect to any shares of capital stock or other equity interests of Parent or any Parent Subsidiary, other than regular quarterly dividends consistent with past practice;

             (ii)  any repurchase, redemption or other acquisition by Parent or any Parent Subsidiary of any shares of capital stock or other equity interests of Parent or any Parent Subsidiary or any securities or other equity interests convertible into or exercisable for any shares of capital stock or other equity interests of Parent or any Parent Subsidiary, other than (A) the redemption or exchange of Parent Partnership Units pursuant to and in accordance with the provisions of the Parent Partnership Agreement, (B) the withholding of Parent Common Shares to satisfy withholding Tax obligations with respect to any restricted shares and RSUs under the Parent Equity Plans, and (C) the acquisition by Parent in the ordinary course of business consistent with past practice pursuant to the terms of the Parent Equity Plans upon termination of employment or service of an award holder;

            (iii)  any split, combination, subdivision or reclassification of any capital stock or other equity interests, or any issuance of any other securities or equity interests in respect of, in lieu of or in substitution for share of capital stock or other equity interests, of Parent or any Parent Subsidiary;

            (iv)  (A) any amendment to the Parent Declaration of Trust, Parent Bylaws or other organizational documents of Parent; or (B) any amendment to the articles or certificates of incorporation, bylaws or other organizational documents of any Parent Subsidiary;

             (v)  except as required to comply with Law or any Parent Benefit Plan, (A) any grant of any severance, termination pay, retention, or change in control benefits to any current or former director, employee or other individual service provider of Parent or any Parent Subsidiary, (B) any entry into any employment, change in control, deferred compensation or other similar agreement, plan, arrangement or policy (or any material amendment to any such agreement, plan arrangement or policy) with any current or former director or employee of the Parent or any Parent Subsidiary, (C) any increase in the compensation or benefits payable under any Parent Benefit Plan other than increases in the ordinary course of business consistent with past practice, (D) recognition of any labor union; (E) any establishment, adoption, entry into, amendment, modification or termination of any collective bargaining agreement, (F) any establishment, adoption, entry into, termination or amendment or modification in any material respect, of any material Parent Benefit Plan or (G) the taking of any action to accelerate any material compensation or benefits, including vesting, funding and payment or the making of any material determinations, under any collective bargaining agreement, Parent Equity Plan or Parent Benefit Plan;

            (vi)  any material change in Parent's method of accounting or accounting principles or policies, except for any such change required by reason of a change in GAAP or by Regulation S-X under the Exchange Act, as approved by Parent's independent accountants; or

           (vii)  any settlement or remediation of any material Claim against or affecting Parent or a Parent Subsidiary; and

          (b)   there has not been any Parent Material Adverse Effect or any effect, event, development or circumstance that, individually or in the aggregate with all other effects, events, developments and changes, would reasonably be expected to result in a Parent Material Adverse Effect.

        Section 5.10    Certain ERISA Matters.

          (a)   Each Parent Benefit Plan has been established, administered and funded in all material respects in accordance with its terms and applicable Laws, other than as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

          (b)   Each Parent Benefit Plan that is intended to qualify under Section 401(a) of the Code has either received a favorable determination letter from the IRS as to its qualified status or may rely upon an opinion letter for a prototype plan, in each case, that has not been revoked, and, to the knowledge of Parent, no event has occurred that would adversely affect the qualified status of any such Parent Benefit Plan.

  Neither Parent nor any Parent Subsidiary has engaged in a non-exempt prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) with respect to any Parent Benefit Plan that could result in material liability to Parent and the Parent Subsidiaries. No suit, administrative proceeding, action or other litigation has been brought, or to the knowledge of Parent, is threatened against or with respect to any such Parent Benefit Plan or the assets thereof (other than routine benefits claims).

          (c)   Except as set forth in Section 5.10(c) of the Parent Disclosure Letter, none of Parent, any Parent Subsidiaries or any of their ERISA Affiliates maintains, contributes to, is required to contribute to, or participates in, or has ever during the past six (6) years maintained, contributed to, been required to contribute to, or participated in, or otherwise has any obligation or liability (including contingent liability) in connection with: (i) an employee pension benefit plan subject to Title IV or Section 302 of ERISA or Section 412 or 4971 of the Code, (ii) a "multiple employer welfare arrangement" (as defined in Section 3(40) of ERISA), a "multiple employer plan" (as defined in Section 413(c) of the Code) or a "multiemployer plan" (as defined in Section 3(37) of ERISA), (iii) any plan or arrangement which provides post-employment medical or welfare benefits, except as required by applicable Law or that provides for continued benefits during any post-termination severance period; or (iv) any plan established or maintained outside of the United States or for the benefit of current or former directors, employees or other individual service providers of Parent or any Parent Subsidiaries residing outside the United States. None of Parent, Parent LP, REIT Merger Sub, Partnership Merger Sub, or any other Parent Subsidiary has incurred any Controlled Group Liability that has not been satisfied in full, nor do any circumstances exist that could reasonably be expected to result in any Controlled Group Liability becoming a liability of Parent or any of its Affiliates at or after the REIT Merger Effective Time.

        Section 5.11    Labor and Other Employment Matters.     Each of Parent and each Parent Subsidiary is in compliance in all material respects with all applicable Laws with respect to labor, employment, employee classification, fair employment practices, unfair labor practices, terms and conditions of employment, workers' compensation, occupational safety and health, plant closings, wages and hours, immigration, leasing and supply of temporary and contingent staff, and engagement of independent contractors, including proper classification of same. Except as set forth in Section 5.11 of the Parent Disclosure Letter, none of Parent or any Parent Subsidiary is (or has been in the past five (5) years) a party to or bound by any collective bargaining agreement, or party to or bound by any other agreement with a labor union that contains a neutrality or accretion clause, and no labor union has in the past five (5) years been certified to represent any employee of Parent or any Parent Subsidiary, or has demanded or applied, or threatened to demand or apply, to represent or is attempting to organize so as to represent such employees, including any representation or certification proceedings or petitions seeking a representation proceeding presently pending or threatened to be brought or filed, with the National Labor Relations Board or any other labor relations tribunal or authority. There is no pending or, to the knowledge of Parent, threatened work stoppage, slowdown, lockout, material arbitration or material grievance, labor strike, picketing, or other material labor disputes against Parent or any Parent Subsidiary, and no such activity has occurred in the past three (3) years. None of Parent or any Parent Subsidiary has any outstanding material liabilities under the WARN Act as a result of any action taken by Parent or a Parent Subsidiary. None of Parent or any Parent Subsidiary has any outstanding material liability in connection with the termination of employment of its employees (including redundancy payments) or for failure to comply with any order for the reinstatement or re-engagement of any employee and none of Parent or any Parent Subsidiary has any outstanding material liability for failure to provide information or to consult with employees under any employment Laws.

        Section 5.12    Material Contracts.     All Parent Material Contracts have been filed as exhibits to the Parent SEC Filings made through and including the date of this Agreement. Each Parent Material Contract is in full force and effect and is valid, binding and enforceable against Parent and/or any Parent Subsidiary party thereto, and, to the knowledge of Parent, each other party thereto in accordance with its terms. None of Parent or any Parent Subsidiary, nor, to the knowledge of Parent, any other party thereto, is in material breach or violation of, or default under, any Parent Material Contract, and no event has occurred that with notice or lapse of time or both would constitute a violation, breach or default under any Parent Material Contract, except where in each case such breach, violation or default is not reasonably likely to have, individually or in the aggregate, a Parent Material Adverse Effect. None of Parent or any Parent Subsidiary has received as of the date hereof any written notice of any violation or default pursuant to the terms of any Parent Material Contract, except for violations or defaults that would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.

        Section 5.13    Litigation.     Except as, individually or in the aggregate, has not had and would not reasonably be expected to have a Parent Material Adverse Effect, as of the date of this Agreement, (a) there is no Claim pending or, to the knowledge of Parent, threatened by or before any Governmental Authority, nor, to the knowledge of Parent, is there any investigation pending by any Governmental Authority, in each case, against or affecting Parent, Parent LP, REIT Merger Sub, Partnership Merger Sub, any other Parent Subsidiary or any of their respective properties at law or in equity, and (b) none of Parent, Parent LP, REIT Merger Sub, Partnership Merger Sub or any other Parent Subsidiary, nor any of their respective properties, is subject to any outstanding judgment, order, writ, injunction or decree of any Governmental Authority at law or in equity.

        Section 5.14    Environmental Matters.     Except as set forth on Section 5.14 of the Parent Disclosure Letter and as, individually or in the aggregate, has not had and would not reasonably be expected to have a Parent Material Adverse Effect:

          (a)   Parent, Parent LP and each Parent Subsidiary and their respective corporate predecessors are and, except with respect to matters that have been fully and finally resolved, have been in compliance with all applicable Environmental Laws, possess all Environmental Permits necessary to conduct their current operations and are in compliance with their respective Environmental Permits.

          (b)   None of Parent, Parent LP or any Parent Subsidiary has received as of the date hereof any written or, to the knowledge of Parent, oral notice, demand, letter or claim alleging that Parent or any such Parent Subsidiary is in violation of, or liable under, any Environmental Law, that the Parent or any Parent Subsidiary is obligated to conduct investigations or clean-up activities under any Environmental Law, or that any judicial, administrative or compliance order has been issued against Parent or any Parent

  Subsidiary which remains unresolved. There is no litigation, request for information or other proceeding pending, or, to the knowledge of Parent, threatened against Parent and any Parent Subsidiary under any applicable Environmental Law. To the knowledge of Parent, there is no investigation pending or threatened against Parent, Parent LP or any Parent Subsidiary under any applicable Environmental Law.

          (c)   None of Parent, Parent LP or any Parent Subsidiary has entered into or agreed to any consent decree or order or is subject to any judgment, decree or judicial, administrative or compliance order relating to compliance with Environmental Laws, Environmental Permits or the investigation, sampling, monitoring, treatment, remediation, removal or cleanup of Hazardous Materials which remains unresolved.

          (d)   None of Parent, Parent LP or any Parent Subsidiary has assumed, by contract or operation of Law, any liability under any Environmental Law or relating to any Hazardous Materials, or is an indemnitor in connection with any threatened or asserted claim by any third-party indemnitee for any liability under any Environmental Law or relating to any Hazardous Materials.

          (e)   None of Parent, Parent LP or any Parent Subsidiary has caused, and to the knowledge of Parent, no Third Party has caused any release of a Hazardous Material that would be required to be investigated or remediated by Parent or any Parent Subsidiary under Environmental Law.

        This Section 5.14 and Sections 5.5(b), 5.7-5.9, and 5.12 contain the sole representations and warranties of Parent, Parent LP, REIT Merger Sub and Partnership Merger Sub with regard to Hazardous Materials, Environmental Laws or other environmental matters.

        Section 5.15    Intellectual Property.     Except as, individually or in the aggregate, has not had and would not reasonably be expected to have a Parent Material Adverse Effect, (i) Parent, Parent LP, REIT Merger Sub, Partnership Merger Sub and the other Parent Subsidiaries own, free and clear of any Liens (which, for the avoidance of doubt, shall not be deemed to include license agreements) or has a valid and enforceable license, free and clear of any Liens, or otherwise possess valid and enforceable rights to use all Intellectual Property necessary to conduct the business of Parent, Parent LP, REIT Merger Sub, Partnership Merger Sub and the other Parent Subsidiaries as it is currently conducted, (ii) the conduct of the business of Parent, Parent LP, REIT Merger Sub, Partnership Merger Sub and the other Parent Subsidiaries as it is currently conducted does not infringe, misappropriate or otherwise violate the Intellectual Property rights of any Third Party, (iii) there are no pending or, to the knowledge of Parent, threatened claims with respect to any of the Intellectual Property rights owned by Parent, Parent LP, REIT Merger Sub, Partnership Merger Sub or any other Parent Subsidiary, (iv) none of Parent, Parent LP, REIT Merger Sub, Partnership Merger Sub or any Parent Subsidiary (nor any of their respective predecessors) has received any written notice since January 1, 2014 from any Third Party (A) asserting the infringement or other violation of any Intellectual Property by Parent or a Parent Subsidiary or (B) pertaining to or challenging the validity, enforceability, or registrability of, any right, title or interest of Parent or the Parent Subsidiaries with respect to, any material Intellectual Property, and (v) to the knowledge of Parent, no Third Party is currently infringing or misappropriating Intellectual Property owned by

Parent, Parent LP, REIT Merger Sub, Partnership Merger Sub or any other Parent Subsidiary. Parent, Parent LP, REIT Merger Sub, Partnership Merger Sub and the other Parent Subsidiaries have implemented commercially reasonable measures to maintain and protect each material item of Intellectual Property that they own, and to the knowledge of Parent, there has not been any disclosure or compromise of any confidential or proprietary information of Parent or the Parent Subsidiaries (including any information of any other Person disclosed in confidence to Parent or the Parent Subsidiaries) to any Third Party in a manner that has resulted or is likely to result in the loss of trade secrets or other proprietary rights in and to such information.

        Section 5.16    Properties.

          (a)   Section 5.16(a) of the Parent Disclosure Letter sets forth a list of the common name and address of each hotel and other parcel of real property owned or leased, including ground leased by Parent or any Parent Subsidiary as lessee or sublessee, as of the date of this Agreement (all such real property interests, together with all buildings, structures and other improvements and fixtures located on or under such real property and all easements, rights and other appurtenances to such real property, are individually referred to herein as a "Parent Property"). As of the date hereof, each of the Parent Properties is owned or leased by Parent or the Parent Subsidiary indicated on Section 5.16(a) of the Parent Disclosure Letter. Except as set forth in Section 5.16(a) of the Parent Disclosure Letter, there are no real properties that the Parent, or any Parent Subsidiary is obligated to buy, lease or sublease at some future date.

          (b)   Parent or a Parent Subsidiary owns good and valid fee simple title or leasehold title (as applicable) to each Parent Property, in each case, free and clear of Liens, except for Parent Permitted Liens, none of which Parent Permitted Liens have had and could not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. For the purposes of this Agreement, "Parent Permitted Liens" shall mean any (i) Liens relating to any Indebtedness set forth on Section 5.16(b) of the Parent Disclosure Letter, (ii) statutory or other Liens for Taxes or assessments which are not yet due and delinquent or the validity of which is being contested in good faith by appropriate proceedings and for which adequate reserves are being maintained in accordance with GAAP, (iii) Parent Leases or ground leases or air rights affecting any Parent Property that are set forth in Section 5.16(b) of the Parent Disclosure Letter, (iv) Liens imposed or promulgated by Law or any Governmental Authority, including zoning regulations, permits and licenses, (v) Liens that are disclosed on existing title policies and, with respect to leasehold interests, Liens on the underlying fee or leasehold interest of the applicable ground lessor, lessor or sublessor, (vi) any cashiers', landlords', workers', mechanics', carriers', workmen's, repairmen's and materialmen's liens and other similar Liens imposed by Law and incurred in the ordinary course of business consistent with past practice that are related to obligations not yet due and payable or the validity of which is being contested in good faith by appropriate proceedings, and (vii) any other Liens, limitations, restrictions or title defects that do not materially impair the value of the applicable Parent Property or the continued use and operation of the Parent Property as currently used and operated. Section 5.16(b) of the Parent Disclosure Letter describes the material Parent Permitted Liens which are being contested in good faith by appropriate proceedings.

          (c)   The Parent Properties are, to the knowledge of Parent, (x) supplied with utilities and other services as necessary to permit their continued operation as they are now being operated, (y) in working order sufficient for their normal operation in the manner currently being operated and without any material structural defects other than as may be disclosed in any physical condition reports that have been made available to the Company, and (z) adequate and suitable for the purposes for which they are presently being used. Since January 1, 2014, to the knowledge of Parent, none of Parent, Parent LP or any Parent Subsidiary has received (i) written notice that any certificate, permit or license from any Governmental Authority having jurisdiction over any of the Parent Properties or any agreement, easement or other right of an unlimited duration that is necessary to permit the lawful use and operation of the buildings and improvements on any of the Parent Properties or that is necessary to permit the lawful use and operation of all utilities, parking areas, retention ponds, driveways, roads and other means of egress and ingress to and from any of the Parent Properties is not in full force and effect as of the date of this Agreement, except for such failures to be in full force and effect that, individually or in the aggregate, would not reasonably be expected to have a Parent Material Adverse Effect, or of any pending written threat of modification or cancellation of any of same, that would reasonably be expected to have a Parent Material Adverse Effect, or (ii) written notice of any uncured violation of any Laws affecting any of the Parent Properties which, individually or in the aggregate, would reasonably be expected to have a Parent Material Adverse Effect.

          (d)   To the knowledge of Parent, each of the Parent Properties has sufficient access to and from publicly dedicated streets for its current use and operation, without any constraints that interfere with the normal use, occupancy and operation thereof.

          (e)   There are no pending or, to the knowledge of Parent, threatened condemnation, expropriation, eminent domain or rezoning proceedings affecting all or any portion of any of the Parent Properties. Except as set forth on Section 5.16(e) of the Parent Disclosure Letter, Parent, Parent LP, REIT Merger Sub, Partnership Merger Sub and the other Parent Subsidiaries have all material certificates, variances, permits, licenses or rights required by applicable Law for use and occupancy as are necessary to conduct the business of Parent, Parent LP, REIT Merger Sub, Partnership Merger Sub and the other Parent Subsidiaries thereon as presently conducted or currently intended by Parent, Parent LP, REIT Merger Sub, Partnership Merger Sub and the other Parent Subsidiaries to be conducted, except for those that, individually or in the aggregate, would not reasonably be expected to have a Parent Material Adverse Effect, and to the knowledge of Parent, none of Parent, Parent LP or any Parent Subsidiary has received notice of any outstanding threat of modification, suspension or cancellation of any such material certificate, variance, license or right that would reasonably be expected to have a Parent Material Adverse Effect.

          (f)    True and complete in all material respects copies of all ground leases affecting the interest of Parent or any Parent Subsidiary in the Parent Properties and all leases and subleases to which Parent or the other Parent Subsidiaries are parties that are required to be filed as exhibits to the Parent SEC Filings pursuant to Item

  601(b)(10) of Regulation S-K promulgated by the SEC (the "Material Parent Leases") in effect as of the date hereof, have been made available to the Company. To the knowledge of Parent, as of the date hereof, each Material Parent Lease is in full force and effect and none of Parent, Parent LP or any Parent Subsidiary has received written notice that it is in default under any Material Parent Lease as of the date of this Agreement, except for violations or defaults that have been cured or are disclosed in the rent rolls or that would not be material.

          (g)   Section 5.16(g) of Parent Disclosure Letter sets forth a list of each management agreement pursuant to which any Third Party manages or operates any of Parent Properties on behalf of Parent or any Parent Subsidiary, together with each amendment, guaranty or other agreement or document binding on Parent or applicable Parent Subsidiary and relating thereto, and identifies each Parent Property that is subject to such agreement, Parent or each Parent Subsidiary that is a party to such agreement, the date of such agreement and each amendment relating thereto. Parent has made available to the Company correct and complete (in all material respects) copies of all each agreement listed in Section 5.16(g) of Parent Disclosure Letter which are in effect as of the date hereof.

          (h)   Section 5.16(h) of Parent Disclosure Letter sets forth a list of each franchise, license or other similar agreement providing the right to utilize a brand name or other rights of a hotel chain or system at any of Parent Properties or by Parent or any Parent Subsidiary, together with each amendment, guaranty or other agreement or document binding on Parent or applicable Parent Subsidiary and relating thereto, and identifies each Parent Property that is subject to such agreement, Parent or each Parent Subsidiary that is a party to such agreement, the date of such agreement and each amendment relating thereto. Parent has made available to the Company correct and complete (in all material respects) copies of all each agreement listed in Section 5.16(h) of Parent Disclosure Letter which are in effect as of the date hereof.

          (i)    To the knowledge of Parent, except as set forth on Section 5.16(i) of the Parent Disclosure Letter, there are no Tax abatements or exemptions specifically affecting Parent Properties, and Parent and the Parent Subsidiaries have not received any written notice of (and Parent and the Parent Subsidiaries do not have any knowledge of) any proposed increase in the assessed valuation of any of the Parent Properties or of any proposed public improvement assessments that will result in the Taxes or assessments payable in the next tax period increasing, except in each case for any such Taxes or assessment that have not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

          (j)    No purchase option has been exercised under any Parent Lease for which the purchase has not closed prior to the date of this Agreement.

          (k)   No written claim has been made against any Parent Title Insurance Policy, which individually or in the aggregate, has had or would be reasonably expected to have a Parent Material Adverse Effect.

          (l)    Parent, Parent LP, REIT Merger Sub, Partnership Merger Sub and the other Parent Subsidiaries have good and valid title to, or a valid and enforceable leasehold interest in, or other right to use, all personal property owned, used or held for use by them as of the date of this Agreement (other than property owned by tenants and used or held in connection with the applicable tenancy), except as, individually or in the aggregate, has not had and would not reasonably be expected to have a Parent Material Adverse Effect. None of Parent's or any other Parent Subsidiaries' ownership of or leasehold interest in any such personal property is subject to any Liens, except for Parent Permitted Liens and Liens that have not had and would not reasonably be expected to have a Parent Material Adverse Effect.

        Section 5.17    Taxes.

          (a)   Parent, Parent LP, REIT Merger Sub, Partnership Merger Sub and each other Parent Subsidiary has timely filed with the appropriate Governmental Authority all Tax Returns required to be filed, taking into account any extensions of time within which to file such Tax Returns, and all such Tax Returns were complete and correct, subject in each case to such exceptions as, individually or in the aggregate, has not had and would not reasonably be expected to have a Parent Material Adverse Effect. Parent and each Parent Subsidiary has duly paid (or there has been paid on their behalf), or made adequate provisions for, all material Taxes required to be paid by them, whether or not shown on any Tax Return.

          (b)   Parent (i) for all taxable years commencing with Parent's taxable year ended December 31, 2011 through December 31, 2016, has been subject to taxation as a REIT and has satisfied all requirements to qualify as a REIT; (ii) has operated since January 1, 2017 to the date hereof in a manner consistent with the requirements for qualification and taxation as a REIT; (iii) intends to continue to operate in such a manner as to qualify as a REIT for its taxable year ending December 31, 2017; and (iv) has not taken or omitted to take any action that could reasonably be expected to result in a challenge by the IRS or any other Governmental Authority to its status as a REIT, and, the knowledge of Parent, no such challenge is pending or has been threatened in writing.

          (c)   Except as set forth in Section 5.17(c) of the Parent Disclosure Letter: (i) there are no audits, investigations by any Governmental Authority or other proceedings ongoing or, to the knowledge of Parent, threatened with regard to any Taxes or Tax Returns of Parent, Parent LP, REIT Merger Sub, Partnership Merger Sub or any other Parent Subsidiary; (ii) no deficiency for Taxes of Parent, Parent LP, REIT Merger Sub, Partnership Merger Sub or any other Parent Subsidiary has been claimed, proposed or assessed in writing or, to the knowledge of Parent, threatened, by any Governmental Authority, which deficiency has not yet been settled, except for such deficiencies which are being contested in good faith or with respect to which the failure to pay, individually or in the aggregate, has not had and would not reasonably be expected to have a Parent Material Adverse Effect; (iii) none of Parent, Parent LP, REIT Merger Sub, Partnership Merger Sub or any other Parent Subsidiary has waived any statute of limitations with respect to Taxes (other than in connection with any extension of time to file any Tax Return), or agreed to any extensions of time with respect to any Tax assessment or deficiency for any open tax year; and (iv) none of Parent, Parent LP, REIT Merger Sub, Partnership Merger Sub or any of the other Parent Subsidiaries has entered into any "closing agreement" as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax Law).

          (d)   Except as may be acquired pursuant to the Mergers, none of Parent, Parent LP, REIT Merger Sub, Partnership Merger Sub or any other Parent Subsidiary holds any asset the disposition of which would be subject to (or to rules similar to) Section 1374 of the Code or the "prohibited transactions" Tax under Section 857(b)(6) of the Code.

          (e)   Parent, Parent LP, REIT Merger Sub, Partnership Merger Sub and the other Parent Subsidiaries have complied, in all material respects, with all applicable Laws, rules and regulations relating to the payment and withholding of Taxes (including withholding of Taxes pursuant to Sections 1441, 1442, 1445, 1446 and 3402 of the Code or similar provisions under any foreign Laws) and have duly and timely withheld and have paid over to the appropriate Governmental Authorities all material amounts required to be so withheld and paid over on or prior to the due date thereof under all applicable Laws.

          (f)    There are no Parent Tax Protection Agreements (as hereinafter defined) in force at the date of this Agreement, and, as of the date of this Agreement, no person has raised in writing, or to the knowledge of Parent threatened to raise, a material claim against Parent, Parent LP, REIT Merger Sub, Partnership Merger Sub or any other Parent Subsidiary for any breach of any Parent Tax Protection Agreements. As used herein, "Parent Tax Protection Agreements" means any written agreement to which Parent, Parent LP, REIT Merger Sub, Partnership Merger Sub or any other Parent Subsidiary is a party: (i) pursuant to which any liability to holders of limited partnership interests in a Parent Subsidiary Partnership relating to Taxes may arise, whether or not as a result of the consummation of the transactions contemplated by this Agreement; and/or (ii) that was entered into in connection with or related to the deferral of income Taxes of a holder of limited partnership interests in a Parent Subsidiary Partnership, and that requires the Parent, Parent LP, REIT Merger Sub, Partnership Merger Sub or the other Parent Subsidiaries (A) to maintain a minimum level of debt or continue a particular debt, (B) to retain or not dispose of assets for a period of time that has not since expired, (C) to make or refrain from making Tax elections, and/or (D) only dispose of assets in a particular manner. As used herein, "Parent Subsidiary Partnership" means a Parent Subsidiary that is a partnership for U.S. federal income tax purposes.

          (g)   There are no Tax Liens upon any property or assets of Parent, Parent LP, REIT Merger Sub, Partnership Merger Sub or any other Parent Subsidiary except for Parent Permitted Liens.

          (h)   None of Parent, Parent LP or any Parent Subsidiary has requested, has received or is subject to any written ruling or has entered into any written agreement with a Governmental Authority with respect to Taxes.

          (i)    There are no Tax allocation or sharing agreements or similar agreements with respect to, binding, or otherwise involving the Parent or any Parent Subsidiary.

          (j)    To the knowledge of Parent, Parent does not have and will not have, as of the REIT Merger Effective Time, any current or accumulated "earnings and profits" for U.S. federal income tax purposes which would constitute "earnings and profits accumulated in any non-REIT year" (determined for purposes of Section 857(a)(2)(B) of the Code).

          (k)   None of Parent, Parent LP or any Parent Subsidiary (A) has been a member of an affiliated group filing a consolidated federal income Tax Return (other than a group the common parent of which was Parent) or (B) has any liability for the Taxes of any Person (other than the Parent or any Parent Subsidiary) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local, or foreign law) as a transferee or successor, by contract, or otherwise.

          (l)    None of Parent, Parent LP or any Parent Subsidiary has participated in any "reportable transaction" (within the meaning of Treasury Regulation Section 1.6011-4(b)).

          (m)  Neither Parent nor any of the Parent Subsidiaries has constituted either a "distributing corporation" or a "controlled corporation" (within the meaning of Section 355(a)(1)(A) of the Code) in a distribution of stock qualifying for tax-free treatment under Section 355 of the Code (A) in the two years prior to the date of this Agreement or (B) in a distribution which could otherwise constitute part of a "plan" or "series of related transactions" (within the meaning of Section 355(e) of the Code) in conjunction with transactions contemplated by this Agreement.

          (n)   Except as set forth in Section 5.17(n) of the Parent Disclosure Letter, no Parent Subsidiary that is not a domestic corporation has ever been treated as other than a partnership or disregarded entity for U.S. federal income tax purposes, or has ever made an election on IRS Form 8832 with respect to its classification for U.S. federal income tax purposes. Without limitation of the foregoing, Parent LP is and always has been taxable as a partnership (and not as an association or publicly traded partnership taxable as a corporation) for U.S. federal income tax purposes.

        Section 5.18    Insurance.     Except for those matters that have not had and would not reasonably be expected to have a Parent Material Adverse Effect, there is no claim for coverage by Parent, Parent LP, REIT Merger Sub, Partnership Merger Sub or any other Parent Subsidiary pending under the material insurance policies and the material fidelity bonds or other insurance service contracts in Parent's possession providing coverage for all material Parent Properties (the "Parent Insurance Policies") that has been denied or disputed by the insurer. Except for those matters that have not had and would not reasonably be expected to have a Parent Material Adverse Effect, all premiums payable under all Parent Insurance Policies have been paid, and Parent, Parent LP, REIT Merger Sub, Partnership Merger Sub and the other Parent Subsidiaries have otherwise complied in all material respects with the terms and conditions of all the Parent Insurance Policies. To the knowledge of Parent, such Parent Insurance Policies are valid and enforceable in accordance with their terms and are in full force and effect and no written notice of cancellation or termination has been received as of the date hereof by the Parent or any Parent Subsidiary with respect to any such policy which has not been replaced on substantially similar terms prior to the date of such cancellation.

        Section 5.19    Opinion of Financial Advisor.     Parent Board has received the opinion of Barclays Capital Inc. ("Barclays"), Parent's financial advisor, to the effect that, as of the date of such opinion and based on and subject to the assumptions and limitations set forth therein, the Common Exchange Ratio is fair from a financial point of view to Parent.

        Section 5.20    Vote Required.

          (a)   The only vote of the holders of any class or series of shares of capital stock of Parent required in connection with the execution, delivery and performance of this Agreement and the Mergers, is the affirmative vote of a majority of the votes cast on the Parent Share Issuance at the Parent Shareholder Meeting (the "Parent Shareholder Approval").

          (b)   The only vote of the holders of any class or series of membership interests of REIT Merger Sub necessary to adopt this Agreement and the REIT Merger is the affirmative vote of Parent LP in its capacity as the sole member of REIT Merger Sub, which adoption shall be provided by the written consent of Parent LP at or immediately following the execution of this Agreement.

        Section 5.21    Brokers.     No broker, finder or investment banker (other than Barclays) is entitled to any brokerage, finder's or other fee or commission in connection with or upon consummation of the Mergers based upon arrangements made by or on behalf of Parent, Parent LP, REIT Merger Sub, Partnership Merger Sub or any other Parent Subsidiary.

        Section 5.22    Investment Company Act.     None of Parent, Parent LP or any other Parent Subsidiary is required to be registered as an investment company under the Investment Company Act.

        Section 5.23    Ownership of REIT Merger Sub and Partnership Merger Sub; No Prior Activities.

          (a)   REIT Merger Sub was formed solely for the purpose of engaging in the transactions contemplated by this Agreement. All of the interests of REIT Merger Sub are owned directly or indirectly by Parent LP.

          (b)   Except for the obligations or liabilities incurred in connection with its organization and the transactions contemplated by this Agreement, REIT Merger Sub has not, and will not have prior to the REIT Merger Effective Time, incurred, directly or indirectly, through any Subsidiary or Affiliate, any obligations or liabilities or engaged in any business activities of any type or kind whatsoever or entered into any agreements or arrangements with any Person.

          (c)   Partnership Merger Sub was formed solely for the purpose of engaging in the transactions contemplated by this Agreement. All of the interests of Partnership Merger Sub are owned directly or indirectly by Parent LP.

          (d)   Except for the obligations or liabilities incurred in connection with its organization and the transactions contemplated by this Agreement, Partnership Merger Sub has not, and will not have prior to the Partnership Merger Effective Time, incurred, directly or indirectly, through any Subsidiary or Affiliate, any obligations or liabilities or engaged in any business activities of any type or kind whatsoever or entered into any agreements or arrangements with any Person.

        Section 5.24    Ownership of Company Common Stock.     None of Parent, Parent LP, any Parent Subsidiary or, to the knowledge of Parent, any of their Affiliates or "associates" (as defined in Section 3-601(c) of the MGCL) is, nor at any time during the last three years has been, an "interested stockholder" of the Company as defined in Section 3-601(j) of the MGCL.

        Section 5.25    Takeover Statutes.     The Parent Board has taken all action necessary to render the Maryland Control Share Acquisition Act inapplicable to the issuance of any Parent Common Shares attendant to the Mergers. The issuance of Parent Common Shares as REIT Common Merger Consideration, or to Minority Limited Partners in lieu of New Parent LP Common Units in the Partnership Merger, shall not result in a "control share acquisition" as defined in Section 3-701(d) of the MGCL. No shareholder of Parent is an "interested stockholder" (as defined in Section 3-601(j) of the MGCL) and the Parent Board has taken all action necessary to render inapplicable to the Merger (including the issuance of the Parent Common Shares) the restrictions on business combinations contained in Section 3-602 of the MGCL.

        Section 5.26    No Rights Plan.     There is no shareholder rights plan, "poison pill" anti-takeover plan or other similar arrangement in effect, to which the Parent is party or otherwise bound.

        Section 5.27    Affiliate Transactions.     Except as set forth in the Parent SEC Filings made through and including the date of this Agreement or as permitted by this Agreement and as set forth in the Parent Disclosure Letter, from January 1, 2014 through the date of this Agreement there have been no transactions, agreements, arrangements or understandings between Parent or any Parent Subsidiary, on the one hand, and any Affiliates (other than Parent Subsidiaries) of Parent or other Persons, on the other hand, that would be required to be disclosed under Item 404 of Regulation S-K promulgated by the SEC.

        Section 5.28    No Other Representations or Warranties.     Except for the representations and warranties contained in Article IV, each of Parent, Parent LP, REIT Merger Sub and Partnership Merger Sub acknowledges that neither the Company nor any other Person or entity on behalf of the Company has made, and none of Parent, REIT Merger Sub and Partnership Merger Sub has relied upon, any representation or warranty, whether express or implied, with respect to the Company or any of the Company Subsidiaries or their respective businesses, affairs, assets, liabilities, financial condition, results of operations, future operating or financial results, estimates, projections, forecasts, plans or prospects (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, plans or prospects) or with respect to the accuracy or completeness of any other information provided or made available to Parent, REIT Merger Sub or Partnership Merger Sub by or on behalf of the Company.

ARTICLE VI

COVENANTS AND AGREEMENTS

        Section 6.1    Conduct of Business by the Company.

          (a)   The Company and Company LP covenant and agree that, between the date of this Agreement and the earlier to occur of the REIT Merger Effective Time and the date, if any, on which this Agreement is terminated pursuant to Section 8.1 (the "Interim Period"), except to the extent required by Law, as may be agreed in writing by Parent (which consent shall not be unreasonably withheld, delayed or conditioned), as may be expressly required or permitted pursuant to this Agreement, or as set forth in Section 6.1(a) of the Company Disclosure Letter, the Company and Company LP shall, and shall cause each of the Company Subsidiaries, to (i) conduct their businesses and operations in the ordinary course and in a manner consistent with past practice in all material respects, and (ii) use commercially reasonable efforts to: (A) maintain the material assets and properties of the Company and Company Subsidiaries in their current condition (normal wear and tear and damage caused by casualty or by any reason outside of the Company's or the Company Subsidiaries' control excepted), (B) preserve intact in all material respects their current business organization, goodwill, ongoing businesses and relationships with Third Parties, (C) keep available the services of its present officers and key employees and consultants and (D) maintain, in all material respects, satisfactory relationships with significant customers, franchisors, managers and suppliers and with other Persons with whom they have significant business relations.

          (b)   Without limiting the foregoing, the Company and Company LP covenant and agree that, during the Interim Period, except to the extent required by Law, as may be agreed in writing by Parent (which consent shall not be unreasonably withheld, delayed or conditioned, except with respect to clauses (ii), (iii), (iv), (xxiv) or (xxxi) below, as to which Parent may grant or withhold its consent in its sole discretion), as may be expressly required or permitted pursuant to this Agreement, or as set forth in Section 6.1(b) of the Company Disclosure Letter, the Company and Company LP shall not, and shall not cause or permit any Company Subsidiary to, do any of the following:

              (i)  amend or propose to amend the Company Charter, Company Bylaws, Company Partnership Certificate or Company Partnership Agreement (or such equivalent organizational or governing documents of any other Company Subsidiary);

             (ii)  split, combine, reclassify or subdivide any shares of stock or other voting securities or equity interests of the Company or any Company Subsidiary or, except as contemplated by Section 6.1(b)(iv), issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for its capital stock, other voting securities or equity interests;

            (iii)  declare, set aside or pay any dividend on or make any other distributions (whether in cash, stock, property or otherwise) with respect to shares of capital stock of the Company or any Company Subsidiary or other equity securities or ownership interests in the Company or any Company Subsidiary, except for (A) the declaration and payment by the Company of regular quarterly dividends with respect to shares of Company Common Stock at a rate not to exceed $0.06 per share of Company Common Stock (each a "Company Common Quarterly Dividend"), (B) the declaration and payment by the Company of regular quarterly dividends with respect to shares of Company Series A Preferred Stock shall be made in accordance with the terms of such Company Series A Preferred Stock as set forth in the Company Charter, (C) the declaration and payment of regular distributions that are required to be made in respect of Company Partnership Units, (D) the declaration and payment of dividends or distributions by any directly or indirectly wholly owned Company Subsidiary to its parent entity, (E) the declaration and payment of dividends or distributions by any Company Subsidiary that is not wholly owned, directly or indirectly, by the Company, in accordance with the requirements of the organizational documents of such Company Subsidiary, and (F) the payment of accrued dividend equivalent rights upon the vesting of Company RSUs. Notwithstanding the foregoing, the Company and any Company Subsidiary shall be permitted to make distributions, including under Sections 858 or 860 of the Code, reasonably necessary for Parent to maintain its status as a REIT under the Code and avoid or reduce the imposition of any corporate level tax or excise Tax under the Code;

            (iv)  redeem, repurchase or otherwise acquire, or offer to redeem, repurchase or otherwise acquire, directly or indirectly, any shares of its capital stock or other equity interests of the Company or a Company Subsidiary or any securities of the Company or any Company Subsidiary convertible into or exchangeable or exercisable for capital stock or voting securities of, or equity interests in, the Company or any Company Subsidiary, or any warrants, calls, options or other rights to acquire any such capital stock, securities or interests, other than (A) the redemption or exchange of Company Partnership Units pursuant to and in accordance with the provisions of the Company Partnership Agreement, (B) the withholding of shares of Company Common Stock to satisfy withholding Tax obligations with respect to shares of Company Restricted Stock and Company RSUs, and (C) the acquisition by the Company in the ordinary course of business consistent with past practice in connection with the forfeiture of shares of Company Restricted Stock and Company RSUs pursuant to the terms of the Company Equity Plans upon termination of employment or service of an award holder;

             (v)  except for transactions among the Company and one or more wholly-owned Company Subsidiaries or among one or more wholly-owned Company Subsidiaries, or as otherwise contemplated in Section 6.1(b)(iii), (iv), or (vi), issue, deliver, sell, pledge, dispose, encumber or grant any shares of the Company's or any of the Company Subsidiaries' capital stock or other voting securities or equity interests, or any options, calls, warrants, convertible securities or other rights of any kind to acquire any shares of the Company's or any of the Company Subsidiaries' capital stock, voting securities or other equity interests or any other rights issued by the Company or any Company Subsidiary that are linked in any way to the price of Company Common Stock or any other shares of capital stock or other voting securities or equity interests of the Company or any Company Subsidiary, the value of the Company, any Company Subsidiary or any part of the Company or any Company Subsidiary or any dividends or other distributions declared or paid on any shares of capital stock or other voting securities or equity interests of the Company or any Company Subsidiary; provided, however, that the Company may issue shares of Company Common Stock upon the vesting of any Company Restricted Stock or any Company RSU;

            (vi)  except as may be specifically required under a Company Employment Agreement executed prior to the date of this Agreement or a Company Benefit Plan and which, in each case, is described on Section 6.1(b)(vi) of the Company Disclosure Letter, grant, confer, award, or modify the terms of any options, convertible securities, restricted stock, phantom shares, equity-based compensation or other rights to acquire, or denominated in, any of the Company's or any of the Company Subsidiaries' capital stock or other voting securities or equity interests, other than as explicitly required by the terms of the shares of Company Restricted Stock and Company RSUs outstanding on the date of this Agreement;

           (vii)  acquire or agree to acquire (including by merger, consolidation or acquisition of stock or assets) any real property, corporation, partnership, limited liability company, other business organization or any division or material amount of assets thereof or any equity interest in or business of any firm, corporation, partnership, company, limited liability company, trust, joint venture, association or other entity or division thereof, except (A) the consummation of acquisitions pursuant to existing agreements to which the Company or any Company Subsidiary is a party and which are set forth on Section 6.1(b)(vii) of the Company Disclosure Letter; or (B) other acquisitions described on Section 6.1(b)(vii) of the Company Disclosure Letter;

          (viii)  sell, pledge, lease, sell and leaseback, transfer, otherwise dispose of or encumber or subject to any Lien other than a Company Permitted Lien and other than ordinary course leasing activities that do not otherwise require Parent's consent pursuant to this Section 6.1(b), (A) any real property or any interests therein, and (B) any other property and assets in excess of $2,500,000 in the aggregate, except in each case as described on Section 6.1(b)(viii) of the Company Disclosure Letter;

            (ix)  incur, create or assume any Indebtedness for borrowed money (other than by the Company or a wholly-owned Company Subsidiary to the Company or a wholly-owned Company Subsidiary) or issue or amend the terms of any debt securities or assume, guarantee or endorse, or otherwise become responsible for the Indebtedness of any other Person (other than a wholly-owned

    Company Subsidiary), except Indebtedness incurred in connection with a refinancing permitted by Section 6.1(b)(xvi);

             (x)  make any loans, advances or capital contributions to, or investments in, any other Person (including to any of its officers, directors, employees, Affiliates, agents or consultants), or make any change in its existing borrowing or lending arrangements for or on behalf of any of such Persons, other than (A) by the Company or a wholly-owned Company Subsidiary to the Company or a wholly-owned Company Subsidiary, (B) loans or advances required to be made under any of the Company Major Leases or ground leases affecting the Company Properties, as described on Section 6.1(b)(x) of the Company Disclosure Letter and (C) loans issued pursuant to the terms of a tax-qualified Company Benefit Plan;

            (xi)  renew, modify or amend, terminate (other than through expiration in accordance with its terms), or waive, release, compromise or assign any rights or claims under, any Company Material Contract or Company Major Lease or enter into any new contract that, if entered into prior to the date of this Agreement, would have been required to be listed in Section 4.12 or Section 4.16(f) of the Company Disclosure Letter as a Company Material Contract or Company Major Lease; other than (A) any termination or renewal in accordance with the terms of such existing Company Material Contract or Company Major Lease that occur automatically without any action by Company or any Company Subsidiary, (B) the entry into any modification or amendment of, or waiver or consent under, any mortgage, deed of trust, deed to secure debt, similar agreement, or related agreement to which Company or any Company Subsidiary is a party as required or necessitated by this Agreement or the transactions contemplated hereby or (C) as necessary to comply with the terms of this Agreement;

           (xii)  enter into or amend any contract if such contract or amendment of a contract would reasonably be expected to prevent or materially impede, interfere with, hinder or delay the consummation of the Mergers;

          (xiii)  (A) enter into or modify any collective bargaining agreement or other labor union contract applicable to the employees of the Company or any Company Subsidiary or (B) to the extent the Company or any Company Subsidiary has the right pursuant to a Company Management Agreement to consent to the entry into or modification of a collective bargaining agreement or other labor union contract applicable to the employees of the relevant Company Property Manager, consent to any such entry into or modification of a collective bargaining agreement or other labor union contract applicable to the employees of such Company Property Manager;

          (xiv)  establish, adopt, enter into, amend, or terminate any Company Benefit Plan that is a pension plan or post-retirement benefit plan or arrangement or otherwise take any action that subjects the Company or any Company Subsidiary to material liability for pension or post-retirement benefits;

           (xv)  waive, release, assign any material rights or claims or make any payment, direct or indirect, of any other liability of the Company or any Company Subsidiary, in an amount in excess of $1,000,000, before the same comes due in accordance with its terms, other than in the ordinary course of business and consistent with past practice;

          (xvi)  repay or refinance any material Indebtedness (other than required payments of principal and interest when due and Indebtedness described in Section 6.1(b)(xvi) of the Company Disclosure Letter);

         (xvii)  except (A) pursuant to the Company's budget previously provided to Parent, (B) capital expenditures necessary to repair any casualty losses in an amount up to $1,000,000 or to the extent such losses are covered by existing insurance, and (C) capital expenditures in the ordinary course of business consistent with past practice necessary to repair or prevent damage to any Company Property in the event of an emergency situation, after prior notice to Parent (provided, that if the nature of such emergency renders prior notice to Parent impracticable, the Company shall provide notice to Parent as promptly as reasonably practicable after making such capital expenditure), make or commit to make any capital expenditures in excess of $1,000,000 individually or $5,000,000 in the aggregate with respect to any Company Property;

        (xviii)  settle or compromise (A) any legal action, investigation, suit or arbitration proceeding, in each case made or pending against the Company or any of the Company Subsidiaries other than settlements where the amount paid (after the application of any insurance proceeds actually received or appropriate credits are applied from self-insurance reserves, if any) in settlement or compromise does not exceed the thresholds set forth on Section 6.1(b)(xviii) of the Company Disclosure Letter and that (x) do not require any material actions or impose any material restrictions on the business or operations of the Company and the Company Subsidiaries, and (y) do not provide for any admission of liability by the Company or any Company Subsidiaries and (B) any legal action, suit or proceeding involving any present, former or purported holder or group of holders of the Company Common Stock other than in accordance with Section 6.7, provided, however, that notwithstanding the foregoing, the written consent of Parent shall be required in order for the Company or any Company Subsidiary to settle, compromise, dismiss, discharge or otherwise dispose of any legal action, investigation, suit or arbitration proceeding arising from, based upon or challenging the validity of this Agreement or the consummation of the transactions contemplated hereby or seeking to prevent the consummation of the transactions contemplated hereby;

          (xix)  except as required pursuant to Company Employment Agreements or Company Benefit Plans in effect as of the date hereof and set forth on Section 4.10 of the Company Disclosure Letter, or as otherwise required by Law, (A) hire or terminate (other than for cause) any officer or director of the Company or any Company Subsidiary or promote or appoint any Person to a position of officer or director of the Company or any Company Subsidiary (other than the appointment of any officer or director to replace an officer or director who has departed the Company); (B) increase the compensation, perquisites or other benefits payable or to become payable to any current or former directors, employees or other individual service providers of the Company or any Company Subsidiary (other than payment of normal year-end bonuses and annual salary increases in the ordinary course consistent with past practice and any established performance criteria), (C) grant any severance or termination pay to, or enter into any severance agreement with, any current or former director, employee or other individual service provider of the Company or any Company Subsidiary, (D) enter into any Company Employment Agreement or other employment, change of control, severance or retention agreement with any current or former director, employee or other individual service provider of the Company or any Company Subsidiary, (E) accelerate the vesting, funding or payment of the compensation payable or the benefits provided to or to become payable or provided to any current or former directors, employees or other individual service providers of the Company or any Company Subsidiary, or (F) establish, adopt, enter into, materially amend or terminate any Company Benefit Plan, Company Employment Agreement, plan, trust, fund, policy or arrangement with, or for the benefit of, any current or former directors, employees, other individual service providers or any of their beneficiaries (other than offer letters to non-executive officers containing customary at-will employment terms);

           (xx)  make any material change to its methods of accounting, principles or practices in effect at December 31, 2016, except as required by a change in GAAP (or any interpretation thereof) or in applicable Law or fail to maintain all financial books and records in all material respects in accordance with GAAP (or any interpretation thereof);

          (xxi)  enter into any new line of business;

         (xxii)  fail to duly and timely file all material reports and other material documents required to be filed with all Governmental Authorities and other authorities (including the NYSE), subject to extensions permitted by Law;

        (xxiii)  enter into, amend or modify any Company Tax Protection Agreement; make, change or rescind any election relating to Taxes; change a material method of Tax accounting; file or amend any income Tax Return or any other material Tax Return; settle or compromise any material U.S. federal, state, local or foreign income Tax liability, audit, claim or assessment, enter into any material closing agreement related to Taxes; except as set forth in Section 6.1(b)(xxiii) of the Company Disclosure Letter, take any action outside the ordinary course of business that would materially reduce or limit the usage by Parent or any Parent Subsidiary of any net operating losses (and carryovers thereof) or other material tax attributes of the Company or any Company Subsidiary (for the sake of clarity, other than an "ownership change" pursuant to Section 382 resulting from the Mergers); take any action to recognize, trigger, or authorize any item described in Section 4.17(o) or knowingly surrender any right to claim any material Tax refund, except in each case as required by Law or necessary or appropriate to preserve the status of any Company Subsidiary as a disregarded entity or partnership for U.S. federal income tax purposes;

        (xxiv)  merge or consolidate or adopt a plan of merger, complete or partial liquidation or resolutions providing for or authorizing such merger, liquidation or a dissolution, consolidation, recapitalization or bankruptcy reorganization, except (A) by a Company Subsidiary in connection with any acquisitions permitted pursuant to Section 6.1(b)(v) in a manner that would not reasonably be expected to be adverse to the Company or to prevent or impair the ability of the Company to consummate the Mergers or (B) for the merger of one or more wholly-owned Company Subsidiaries with or into one or more other wholly-owned Company Subsidiaries or the dissolution and liquidation of Company Subsidiaries in the ordinary course of business consistent with past practice, which, individually or in the aggregate, would not reasonably be expected to be material to the Company;

          (xxv)  permit any material insurance policy to terminate or lapse without replacing such policy with comparable coverage (to the extent that comparable coverage is available) or amend or cancel any material insurance policy;

        (xxvi)  initiate or consent to any material zoning reclassification of any real property or any other material change to any approved site plan, special use permit, planned development approval or other land use entitlement affecting any Company Property;

       (xxvii)  adopt or approve any budget or operating plan under any JV Agreement for any period anticipated to relate to any time after the Closing Date to the extent such budget or operating plan differs from the budget or operating plan for the prior fiscal year other than to account for inflation and uncontrollable expenses;

      (xxviii)  form any new joint ventures;

         (xxix)  amend or modify the compensation terms or any other obligations of the Company contained in the engagement letter with the financial advisor referred to in Section 4.19 in a manner materially adverse to the Company, any Company Subsidiary or Parent or enter into any agreement or engage other financial advisors in connection with the transactions contemplated by this Agreement;

          (xxx)  take, or agree to commit to take, any action that would reasonably be expected to result in any of the conditions to the Mergers set forth in Article VII not being satisfied by the Outside Date;

         (xxxi)  take any action that could, or fail to take any action, the failure of which could, reasonably be expected to cause (A) the Company to fail to qualify as a real estate investment trust under the Code or (B) Company LP to cease to be treated as a partnership or disregarded entity for U.S. federal income tax purposes; or

       (xxxii)  authorize, or enter into any contract, agreement, commitment or arrangement to do any of the foregoing.

          (c)   Notwithstanding anything to the contrary set forth in this Agreement, nothing in this Agreement shall prohibit (i) the Company from taking any action, at any time or from time to time, that in the reasonable judgment of the Company Board, upon advice of counsel to the Company, is reasonably necessary for the Company to avoid or to continue to avoid incurring entity-level income or excise Taxes under the Code, maintain its qualification as a REIT under the Code for any period or portion thereof ending on or prior to the REIT Merger Effective Time, including making dividend or distribution payments to stockholders of the Company in accordance with this Agreement or otherwise, or to qualify or preserve the status of any Company Subsidiary as a partnership or disregarded entity for U.S. federal income tax purposes or as a Qualified REIT Subsidiary or Taxable REIT Subsidiary under the applicable provisions of Section 856 of the Code, as the case may be; (ii) the Company from taking any action, at any time or from time to time, as the Company determines to be necessary to (A) be in compliance at all times with all of its obligations under any Company Tax Protection Agreement, and (B) avoid liability for any indemnification or other payment under any Company Tax Protection Agreement; and (iii) the Company, its Affiliates and their respective Representatives from continuing to market its interest (or a portion of its interest) in The Knickerbocker hotel, the Morgans hotel or the Royalton hotel.

        Section 6.2    Conduct of Business by Parent.

          (a)   Parent and Parent LP covenant and agree that, during the Interim Period, except to the extent required by Law, as may be agreed in writing by the Company (which consent shall not be unreasonably withheld, delayed or conditioned), as may be expressly required or permitted pursuant to this Agreement, or as set forth in Section 6.2(a) of the Parent Disclosure Letter, Parent and Parent LP shall, and shall cause each of the Parent Subsidiaries to, (i) conduct their business and operations in the ordinary course and in a manner consistent with past practice in all material respects, and (ii) use their commercially reasonable efforts to: (A) maintain the material assets and properties of Parent and Parent Subsidiaries in their current condition (normal wear and tear and damage caused by casualty or by any reason outside of Parent's or the Parent Subsidiaries' control excepted), (B) preserve intact in all material respects its current business organization, goodwill, ongoing businesses and relationships with Third Parties (C) keep available the services of its present officers and key employees and (D) maintain, in all material respects, satisfactory relationships with significant customers, franchisors, managers and suppliers and with other Persons with whom they have significant business relations.

          (b)   Without limiting the foregoing, Parent and Parent LP covenant and agree that, during the Interim Period, except to the extent required by Law, as may be agreed in writing by the Company (which consent shall not be unreasonably withheld, delayed or conditioned, except with respect to clauses (ii), (iii), (iv) or (x) below, as to which the Company may grant or withhold its consent in its sole discretion)), as may be expressly required or permitted pursuant to this Agreement, or as set forth in Section 6.2(b) of the Parent Disclosure Letter, Parent and Parent LP shall not, and shall not cause or permit any of the Parent Subsidiaries to, do any of the following:

              (i)  amend or propose to amend the Parent Declaration of Trust, Parent Bylaws, Parent Partnership Certificate or Parent Partnership Agreement (or such equivalent organizational or governing documents of any Parent Subsidiary material to Parent and the Parent Subsidiaries, considered as a whole, if such amendment would be adverse to Parent or the Company), except to the extent as provided in Section 6.18;

             (ii)  split, combine, reclassify or subdivide any shares of stock or other voting securities or equity interests of Parent, Parent LP, REIT Merger Sub, Partnership Merger Sub or any other Parent Subsidiary or, except as contemplated by Section 6.2(b)(iv), issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for its capital stock, other voting securities or equity interests;

            (iii)  declare, set aside or pay any dividend on or make any other distributions (whether in cash, stock, property or otherwise) with respect to shares of capital stock of Parent or other equity securities or ownership interests in Parent, except for (A) the declaration and payment by Parent of regular quarterly dividends at a rate not to exceed $0.33 per Parent Common Share (each a "Parent Common Quarterly Dividend"), (B) the declaration and payment of dividends or distributions made to Parent by any wholly owned Parent Subsidiary and (C) the declaration and payment of dividends or distributions made by any Parent Subsidiary that is not wholly owned, directly or indirectly, by Parent, in accordance with the requirements of the organizational documents of such Parent Subsidiary. Notwithstanding the foregoing, Parent and any Parent Subsidiary shall be permitted to make distributions, including under Sections 858 or 860 of the Code, reasonably necessary for Parent to maintain its status as a REIT under the Code and avoid or reduce the imposition of any corporate level tax or excise Tax under the Code;

            (iv)  redeem, repurchase or otherwise acquire, or offer to redeem, repurchase or otherwise acquire, directly or indirectly, any shares of its capital stock or other equity interests of the Parent or a Parent Subsidiary or any securities of the Parent or any Parent Subsidiary convertible into or exchangeable or exercisable for capital stock or voting securities of, or equity interests in, the

    Parent or any Parent Subsidiary, or any warrants, calls, options or other rights to acquire any such capital stock, securities or interests, other than (A) the redemption or exchange of Parent Partnership Units pursuant to and in accordance with the provisions of the Parent Partnership Agreement, (B) the withholding of Parent Common Shares to satisfy withholding Tax obligations with respect to any restricted shares and RSUs under the Parent Equity Plans, and (C) the acquisition by Parent in the ordinary course of business consistent with past practice pursuant to the terms of the Parent Equity Plans upon termination of employment or service of an award holder;

             (v)  except for transactions among the Parent and one or more wholly-owned Parent Subsidiaries or among one or more wholly-owned Parent Subsidiaries, or as otherwise contemplated in Section 6.2(b)(iii) or (iv), issue, deliver, sell, pledge, dispose, encumber or grant any shares of the Parent's or any of the Parent Subsidiaries' capital stock or other voting securities or equity interests, or any options, calls, warrants, convertible securities or other rights of any kind to acquire any shares of the Parent's or any of the Parent Subsidiaries' capital stock, voting securities or other equity interests or any other rights issued by the Parent or any Parent Subsidiary that are linked in any way to the price of Parent Common Shares or any other shares of capital stock or other voting securities or equity interests of the Parent or any Parent Subsidiary, the value of the Parent, any Parent Subsidiary or any part of the Parent or any Parent Subsidiary or any dividends or other distributions declared or paid on any shares of capital stock or other voting securities or equity interests of the Parent or any Parent Subsidiary; provided, however, that the Parent may issue shares of Parent Common Shares pursuant to awards under the Parent Equity Plans;

            (vi)  except as set forth on Section 6.2(b)(vi), incur, create or assume any Indebtedness for borrowed money (other than by Parent or a wholly-owned Parent Subsidiary to the Parent or a wholly-owned Parent Subsidiary) or issue or amend the terms of any debt securities or assume, guarantee or endorse, or otherwise become responsible for the Indebtedness of any other Person (other than a wholly-owned Parent Subsidiary);

           (vii)  acquire or agree to acquire (including by merger, consolidation or acquisition of stock or assets), any real property, corporation, partnership, limited liability company, other business organization or any division or material amount of assets thereof that would, or would reasonably be expected to, prevent or materially impair the ability of Parent, REIT Merger Sub or Partnership Merger Sub to consummate the Mergers before the Outside Date;

          (viii)  enter into or amend any contract if such contract or amendment of a contract would reasonably be expected to prevent or materially impede, interfere with, hinder or delay the consummation of the Mergers;

            (ix)  fail to duly and timely file all material reports and other material documents required to be filed with all Governmental Authorities and other authorities (including the NYSE), subject to extensions permitted by Law;

             (x)  take any action that could, or fail to take any action, the failure of which could, reasonably be expected to cause (A) Parent to fail to qualify as a real estate investment trust under the Code or (B) Parent LP to cease to be treated as a partnership or disregarded entity for U.S. federal income tax purposes;

            (xi)  take, or agree to commit to take, any action that would reasonably be expected to result in any of the conditions to the Mergers set forth in Article VII not being satisfied by the Outside Date; or

           (xii)  authorize, or enter into any contract, agreement, commitment or arrangement to do any of the foregoing.

          (c)   Notwithstanding anything to the contrary set forth in this Agreement, nothing in this Agreement shall prohibit (i) Parent from taking any action, at any time or from time to time, that in the reasonable judgment of the Parent Board, upon advice of counsel to Parent, is reasonably necessary for Parent to avoid or to continue to avoid incurring entity-level income or excise Taxes under the Code maintain its qualification as a REIT under the Code for any period or portion thereof ending on or prior to the REIT Merger Effective Time, including making dividend or distribution payments to shareholders of Parent in accordance with this Agreement or otherwise, or to qualify or preserve the status of any Parent Subsidiary as a partnership or disregarded entity for U.S. federal income tax purposes or as a Qualified REIT Subsidiary or Taxable REIT Subsidiary under the applicable provisions of Section 856 of the Code, as the case may be; and (ii) Parent from taking any action, at any time or from time to time, as Parent determines to be necessary to (A) be in compliance at all times with all of its obligations under any Parent Tax Protection Agreement, and (B) avoid liability for any indemnification or other payment under any Parent Tax Protection Agreement.

        Section 6.3    Preparation of Form S-4, Joint Proxy Statement and NYSE Listing; Stockholder and Shareholder Meetings.

          (a)   As promptly as reasonably practicable following the date of this Agreement, (i) the Company and Parent shall jointly prepare and cause to be filed with the SEC the Joint Proxy Statement, (ii) the Company and Parent shall prepare, and Parent shall cause to be filed with the SEC, the Form S-4, which will include the Joint Proxy Statement as a prospectus, and (iii) Parent shall prepare and cause to be submitted to the NYSE the application and other agreements and documentation necessary for the listing of the Parent Common Shares issuable in the REIT Merger on the NYSE. Each of the Company and Parent shall use its reasonable best efforts to (w) have the Form S-4 declared effective under the Securities Act as promptly as practicable after such filing, (x) ensure that the Form S-4 complies in all material respects with the applicable provisions of the Exchange Act or Securities Act, (y) mail or deliver the Joint Proxy Statement to its respective stockholders or shareholders (as applicable) as promptly as practicable after the Form S-4 is declared effective and (z) keep the Form S-4 effective for so long as necessary to complete the Mergers and the other transaction contemplated hereby. Parent shall use its reasonable best efforts to have the application for the listing of the Parent Common Shares issuable in the REIT Merger accepted by the NYSE as promptly as practicable following submission. Between the date of this Agreement and the REIT Merger Effective Time, each party shall use its reasonable best efforts to maintain its NYSE listing. Each of the Company and Parent shall furnish all information concerning itself, its Affiliates and the holders of its capital stock or other equity interests to the other and provide such other assistance as may be reasonably requested in connection with the preparation, filing and distribution of the Form S-4 and Joint Proxy Statement and the preparation and filing of the NYSE listing application. The Form S-4, Joint Proxy Statement and the NYSE listing application shall include all information reasonably requested by such other party to be included therein. Each of the Company and Parent shall promptly notify the other upon the receipt of any comments from the SEC or any request from the SEC for amendments or supplements to the Form S-4 or Joint Proxy Statement, and shall provide the other with copies of all correspondence between it and its Representatives, on one hand, and the SEC, on the other hand. Each of the Company and Parent shall use its reasonable best efforts to respond as promptly as practicable to any comments from the SEC with respect to the Joint Proxy Statement, and Parent shall use its reasonable best efforts to respond as promptly as practicable to any comment from the SEC with respect to the Form S-4. Notwithstanding the foregoing, prior to filing the Form S-4 (or any amendment or supplement thereto) or mailing the Joint Proxy Statement (or any amendment or supplement thereto) or responding to any comments of the SEC with respect thereto, each of the Company and Parent (i) shall provide the other an opportunity to review and comment on such document or response (including the proposed final version of such document or response) and (ii) shall include in such document or response all comments reasonably proposed by the other. Parent shall advise the Company, promptly after it receives notice thereof, of the time of effectiveness of the Form S-4 the issuance of any stop order relating thereto or the suspension of the qualification of the Parent Common Shares issuable to Parent LP in connection with the REIT Merger for offering or sale in any jurisdiction, and Parent shall use its reasonable best efforts to have any such stop order or suspension lifted, reversed or otherwise terminated. Parent shall also take any other action (other than qualifying to do business in any jurisdiction in which it is not now so qualified) required to be taken under the Securities Act, the Exchange Act, any applicable foreign or state securities or "blue sky" Laws and the rules and regulations thereunder in connection with the issuance of Parent Common Shares in the REIT Merger, and the Company shall furnish all information concerning the Company and the holders of its capital stock as may be reasonably requested in connection with any such actions.

          (b)   If, at any time prior to the REIT Merger Effective Time, in the case of the Form S-4, or receipt of the Company Stockholder Approval and Parent Shareholder Approval, in the case of the Joint Proxy Statement, any information relating to the Company or Parent, or any of their respective Affiliates, should be discovered by the Company or Parent which, in the reasonable judgment of the Company or Parent, should be set forth in an amendment of, or a supplement to, any of the Form S-4 or the Joint Proxy Statement, so that any of such documents would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the party which discovers such information shall promptly notify the other parties hereto, and the Company and Parent shall cooperate in the prompt filing with the SEC of any necessary amendment of, or supplement to, the Joint Proxy Statement or the Form S-4 and, to the extent required by Law, in disseminating the information contained in such amendment or supplement to stockholders or shareholders of the Company and Parent, as applicable. Nothing in this Section 6.3(b) shall limit the obligations of any party under Section 6.3(a).

          (c)   As promptly as reasonably practicable following the date of this Agreement, but in any event prior to the date of the Company's 2017 annual meeting of stockholders to elect directors of the Company, the Company shall, in accordance with applicable Law and the Company Charter and Company Bylaws, establish a record date for, duly call, give notice of, convene and hold the Company Stockholder Meeting. The Company shall use its reasonable best efforts to cause the Joint Proxy Statement to be mailed to the stockholders of the Company and to hold the Company Stockholder Meeting as soon as reasonably practicable after the Form S-4 is declared effective under the Securities Act. The Company shall, through the Company Board, recommend to its stockholders that they give the Company Stockholder Approval, include such recommendation in the Joint Proxy Statement and solicit and use its reasonable best efforts to obtain the Company Stockholder Approval, except to the extent that the Company Board shall have made an Adverse Recommendation Change as permitted by Section 6.5(d). Notwithstanding the foregoing provisions of this Section 6.3(c), if, on a date for which the Company Stockholder Meeting is scheduled, the Company has not received proxies representing a sufficient number of shares of Company Common Stock to obtain the Company Stockholder Approval, whether or not a quorum is present, the Company shall have the right to make one or more successive postponements or adjournments of the Company Stockholder Meeting to the extent permitted by Law; provided, that the Company Stockholder Meeting is not postponed or adjourned to a date that is more than thirty (30) days after the date for which the Company Stockholder Meeting was originally scheduled (excluding any postponement or adjournments required by applicable Law); provided further, the Company Stockholder Meeting may not be postponed or adjourned on the date the Company Stockholder Meeting is scheduled if the Company shall have received proxies in respect of an aggregate number of Company Common Stock, which have not been withdrawn, such that Company Stockholder Approval will be obtained at such meeting.

          (d)   As promptly as reasonably practicable following the date of this Agreement, Parent shall, in accordance with applicable Law and the Parent Declaration of Trust and Parent Bylaws, establish a record date for, duly call, give notice of, convene and hold the Parent Shareholder Meeting. Parent shall use its reasonable best efforts to cause the Joint Proxy Statement to be mailed to the shareholders of Parent and to hold the Parent Shareholder Meeting as soon as reasonably practicable after the Form S-4 is declared effective under the Securities Act. Parent shall, through the Parent Board, recommend to its shareholders that they give the Parent Shareholder Approval, include such recommendation in the Joint Proxy Statement and solicit and use its reasonable best efforts to obtain the Parent Shareholder Approval. Notwithstanding the foregoing provisions of this Section 6.3(d), if, on a date for which the Parent Shareholder Meeting is scheduled, Parent has not received proxies representing a sufficient number of Parent Common Shares to obtain the Parent Shareholder Approval, whether or not a quorum is present, Parent shall have the right to make one or more successive postponements or adjournments of the Parent Shareholder Meeting to the extent permitted by Law; provided, that the Parent Shareholder Meeting is not postponed or adjourned to a date that is more than thirty (30) days after the date for which the Parent Shareholder Meeting was originally scheduled (excluding any postponement or adjournments required by applicable Law); provided further, the Parent Shareholder Meeting may not be postponed or adjourned on the date the Parent Shareholder Meeting is scheduled if Parent shall have received proxies in respect of an aggregate number of Parent Common Shares, which have not been withdrawn, such that Parent Shareholder Approval will be obtained at such meeting.

          (e)   Each of the Company and Parent will use its reasonable best efforts to hold the Company Stockholder Meeting and the Parent Shareholder Meeting on the same date and as soon as reasonably practicable after the date of this Agreement.

        Section 6.4    Access to Information; Confidentiality.

          (a)   During the Interim Period, to the extent permitted by applicable Law and contracts, each of the Company and Parent shall, and shall cause each of the Parent Subsidiaries and the Company Subsidiaries, respectively, to, afford to the other party and to the Representatives of such other party reasonable access during normal business hours and upon reasonable advance notice to all of their respective properties, offices, books, contracts, commitments, personnel, and records and, during such period, each of the Company and Parent shall, and shall cause each of the Company Subsidiaries and the Parent Subsidiaries, respectively, to, furnish reasonably promptly to the other party (i) a copy of each report, schedule, registration statement and other document filed by it during such period pursuant to the requirements of federal or state securities Laws, and (ii) all other information (financial or otherwise) concerning its business and properties and personnel as such other party may reasonably request, subject to any privacy protections with respect to information concerning personnel as may be required by applicable Law. Subject to the terms of the Company Major Leases, Parent, at its own expense, shall have the right to such reasonable access during normal business hours and upon reasonable advance notice in order to prepare or cause to be prepared surveys, inspections, engineering studies, environmental assessments and other tests, examination or studies with respect to any Company Property that Parent deems to be reasonably necessary, so long as such access does not unduly interfere with the Company's ordinary conduct of business; provided, that (x) neither Parent nor any of its Representatives shall be entitled to conduct intrusive soil testing or similar assessments at any Company Property without the Company's prior written consent and (y) Parent shall indemnify the Company for any losses, costs or damages caused by such access. Subject to the terms of any applicable leases, the Company, at its own expense, shall have the right to such reasonable access during normal business hours and upon reasonable advance notice in order to prepare or cause to be prepared surveys, inspections, engineering studies, environmental assessments and other tests, examination or studies with respect to any Parent Property that Company deems to be reasonably necessary, so long as such access does not unduly interfere with Parent's ordinary conduct of business; provided, that (x) neither the Company nor any of its Representatives shall be entitled to conduct intrusive soil testing or similar assessments at any Parent Property without Parent's prior written consent and (y) the Company shall indemnify Parent for any losses, costs or damages caused by such access. Notwithstanding the foregoing, neither the Company nor Parent shall be required by this Section 6.4 to provide the other party or the Representatives of such other party with access to or to disclose information (x) that is subject to the terms of a confidentiality agreement with a Third Party entered into prior to the date of this Agreement or entered into after the date of this Agreement in the ordinary course of business consistent with past practice (provided, however, that the withholding party shall use its reasonable best efforts to obtain the required consent of such Third Party to such access or disclosure), (y) the disclosure of which would violate any Law (including without limitation employee privacy Laws) or fiduciary duty (provided, however, that the withholding party shall use its reasonable best efforts to make appropriate substitute arrangements to permit reasonable disclosure not in violation of any Law or fiduciary duty) or (z) that is subject to any attorney-client privilege (provided, however, that the withholding party shall use its reasonable best efforts to allow for such access or disclosure to the maximum extent that does not result in a loss of attorney-client privilege).

          (b)   The Company shall cooperate and participate, as reasonably requested by Parent from time to time and to the extent consistent with applicable Law, in Parent's efforts to oversee the integration of the parties' operations in connection with, and taking effect upon consummation of, the Mergers, including providing such reports on operational matters and participating on such teams and committees as Parent may reasonably request (including customer billing and other data files for the purpose of system integration and testing as well as compensation and payroll data files for the purpose of payroll system integration and testing with respect to employees of the Company and the Company Subsidiaries), and including providing reasonable notice to, and consulting with, Parent in connection with the Company's review and approval of any budgets or operating plans pursuant to any JV Agreements.

          (c)   Each of the Company and Parent will hold, and will cause its Representatives and Affiliates to hold, any nonpublic information, including any information exchanged pursuant to this Section 6.4, in confidence to the extent required by and in accordance with, and will otherwise comply with, the terms of the Confidentiality Agreement.

          (d)   Each of the Company and Parent agree to give prompt written notice to the other upon becoming aware of the occurrence or impending occurrence of any event or circumstance relating to it or any of the Company Subsidiaries or the Parent Subsidiaries, respectively, which (i) would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect or a Parent Material Adverse Effect, as the case may be, (ii) would reasonably be expected to make any of the conditions in Article VII to not be satisfied or (iii) is an action, suit, proceeding, inquiry or investigation pending or, to the knowledge of the Company or Parent, as applicable, threatened which questions or challenges the validity of this Agreement or that could otherwise adversely impact the ability of the parties hereto to consummate the Mergers; provided, however, that no such notification shall affect the representations and warranties of any party or relieve any party of any breach of any such representation or warranty or affect the remedies available to the party receiving notice hereunder. The failure to deliver any such notice, in and of itself, shall not result in the failure of, or otherwise affect, any of the conditions set forth in Article VII.

        Section 6.5    No Solicitation; Acquisition Proposals.

          (a)   Subject to the other provisions of this Section 6.5, during the Interim Period, neither the Company nor Parent shall, and each of the Company and Parent shall cause each of their respective Subsidiaries, and its and their officers and directors, managers or equivalent not to, and shall use its reasonable best efforts to cause any other Representatives of itself or its Subsidiaries not to, directly or indirectly, (i) solicit, initiate, knowingly encourage or knowingly facilitate any inquiry, discussion, offer or request that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal (provided that for purposes of this Section 6.5(a), the references in the definition of "Acquisition Proposal" to "twenty percent (20%)" shall be deemed to be "five percent (5%)" (an "Inquiry")), (ii) engage in any discussions or negotiations regarding, or furnish to any Third Party any nonpublic information in connection with, or otherwise cooperate in any way with, or knowingly facilitate in any way any effort by, any Third Party in connection with, any Acquisition Proposal or Inquiry, (iii) approve or recommend an Acquisition Proposal, (iv) enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, share purchase agreement, asset purchase agreement, share exchange agreement, option agreement or other similar definitive agreement (other than an Acceptable Confidentiality Agreement entered into in accordance with this Section 6.5) providing for or relating to an Acquisition Proposal (an "Alternative Acquisition Agreement"), or (v) propose or agree to do any of the foregoing. For the avoidance of doubt, the Company shall not, and shall cause each of the Company Subsidiaries, and its and their officers and directors, managers or equivalent not to, and shall use its reasonable best efforts to cause any other Representatives of the Company or the Company Subsidiaries not to, directly or indirectly, engage in any activity of the foregoing clauses (i)-(v) with respect to any Acquisition Proposal or any Inquiry that was made by any Third Party prior to the date of this Agreement.

          (b)   Notwithstanding anything to the contrary in Section 6.5(a), at any time prior to obtaining the requisite Company Stockholder Approval or the Parent Shareholder Approval, as applicable, the Company or Parent, as applicable, may, in response to an unsolicited bona fide written Acquisition Proposal by a Third Party received after the date of this Agreement (that did not result from a breach of this Section 6.5) (i) furnish nonpublic information to such Third Party (and such Third Party's Representatives) making an Acquisition Proposal (provided, however, that (A) prior to so furnishing such information, the applicable party receives from the Third Party an executed Acceptable Confidentiality Agreement, and (B) any nonpublic information concerning such party and its Subsidiaries that is provided to such Third Party shall, to the extent not previously provided to the other party, be provided to such other party prior to or simultaneously with providing it to such Third Party), and (ii) engage in discussions or negotiations with such Third Party (and such Third Party's Representatives) with respect to the Acquisition Proposal if, in the case of each of clauses (i) and (ii): (x) the Company Board or the Parent Board, as the case may be, determines in good faith, after consultation with its financial and legal advisors, that such Acquisition Proposal constitutes, or could reasonably be expected to lead to, a Superior Proposal, and (y) the Company Board or the Parent Board, as the case may be, determines in good faith, after consultation with legal counsel, that failure to take such action would be reasonably likely to be inconsistent with the duties of its directors or trustees under applicable Law; provided, however, that in each of the foregoing clauses (i) and (ii), such Acquisition Proposal was not solicited in violation of this Section 6.5.

          (c)   The Company and Parent shall notify the other party promptly (but in no event later than one (1) Business Day) after receipt of any Acquisition Proposal or any request for nonpublic information relating to such party or any of its Subsidiaries by any Third Party, or any Inquiry from any Person seeking to have discussions or negotiations with such party relating to a possible Acquisition Proposal. Such notice shall be made orally and confirmed in writing, and shall indicate the identity of the Third Party making the Acquisition Proposal or Inquiry and the material terms and conditions of any Inquiries, proposals or offers (including a copy thereof if in writing and any related documentation or correspondence). The Company and Parent shall also promptly, and in any event within one (1) Business Day, notify the other, orally and in writing, if it enters into discussions or negotiations concerning any Acquisition Proposal or provides nonpublic information or data to any person in accordance with Section 6.5(b) and keep the other party informed of the status and terms of any such proposals, offers, discussions or negotiations on a current basis, including by providing a copy of all material documentation or correspondence relating thereto.

          (d)   Except as permitted by this Section 6.5(d), neither the Company Board nor Parent Board nor any committee thereof, shall (i) withhold, withdraw, qualify or modify (or publicly propose to withhold, withdraw, qualify or modify), in a manner adverse to the Company, on the one hand, or Parent on the other hand, the Company Recommendation or the Parent Recommendation, as the case may be, (ii) approve, adopt or recommend (or publicly propose to approve, adopt or recommend) any Acquisition Proposal, (iii) fail to include the Company Recommendation or the Parent Recommendation, as the case may be, in the Joint Proxy Statement or any Schedule 14D-9, as applicable, (iv) fail to publicly recommend against any Acquisition Proposal within ten (10) Business Days of the request of the other party, and reaffirm the Company Recommendation or the Parent Recommendation, as applicable, within ten (10) Business Days of the request of the other party (any of the actions described in clauses (i), (ii), (iii) and (iv) of this Section 6.5(d), an "Adverse Recommendation Change"), or (v) approve, adopt, declare advisable or recommend (or agree to, resolve or propose to approve, adopt, declare advisable or recommend), or cause or permit the Company or Parent, as applicable, to enter into any Alternative Acquisition Agreement (other than an Acceptable Confidentiality Agreement entered into in accordance with this Section 6.5).

  Notwithstanding anything to the contrary set forth in this Agreement, at any time prior to obtaining the Company Stockholder Approval, the Company Board shall be permitted to, and at any time prior to obtaining the Parent Shareholder Approval, the Parent Board shall be permitted to, (x) terminate this Agreement to enter into a definitive agreement, including an Alternative Acquisition Agreement, with respect to a Superior Proposal, subject to compliance with Section 6.5(e) and Section 8.3, if such board (A) has received an Acquisition Proposal that, in the good faith determination of such board, after consultation with its financial and legal advisors, constitutes, a Superior Proposal, after having complied with, and giving effect to all of the adjustments which may be offered by the other party pursuant to, Section 6.5(e), and (B) determines in good faith, after consultation with its financial and legal advisors, that failure to take such action would be inconsistent with the directors' duties under applicable Law, or (y) effect an Adverse Recommendation Change if, after the date of this Agreement the Company or Parent, as applicable, receives an unsolicited bona fide written Acquisition Proposal by a Third Party that did not result from a breach of this Section 6.5 and that such board determines in good faith, after consultation with its financial and legal advisors, that such Acquisition Proposal constitutes, or could reasonably be expected to lead to, a Superior Proposal, and such board determines in good faith, after consultation with its financial and legal advisors, that failure to take such action would be inconsistent with the directors' duties under applicable Law.

          (e)   Except in connection with an Acquisition Proposal, neither the Company Board nor the Parent Board shall be entitled to terminate this Agreement or effect an Adverse Recommendation Change as permitted under Section 6.5(d) unless (i) the Company or Parent, as the case may be, has provided a written notice (a "Notice of Superior Proposal") to the other party that it intends to take such action and describing the material terms and conditions of, attaching a complete copy of, the Superior Proposal that is the basis of such action, and identifying the Third Party making such Superior Proposal (ii) during the five (5) Business Day period following the Company's or Parent's receipt of the Notice of Superior Proposal, as the case may be, the other party shall, and shall cause its Representatives to, negotiate with the receiving party in good faith (to the extent the receiving party desires to negotiate) to make such adjustments in the terms and conditions of this Agreement so that such Superior Proposal ceases to constitute a Superior Proposal, and (iii) following the end of the five (5) Business Day period, the Company Board or the Parent Board, as the case may be, shall have determined in good faith, after consultation with its financial and legal advisors, taking into account any changes to this Agreement proposed in writing by receiving party in response to the Notice of Superior Proposal or otherwise, that the Superior Proposal giving rise to the Notice of Superior Proposal continues to constitute a Superior Proposal. Any material amendment to the financial terms or any other material amendment of such Superior Proposal shall require a new Notice of Superior Proposal, and the notifying party shall be required to comply again with the requirements of this Section 6.5(e); provided, however, that references to the five (5) Business Day period above shall then be deemed to be references to a three (3) Business Day period.

          (f)    Nothing contained in this Section 6.5 or elsewhere in this Agreement shall prohibit either party or its Subsidiaries from taking and disclosing to its respective stockholders or shareholders (as applicable) a position contemplated by Rule 14e-2(a) promulgated under the Exchange Act or from making a statement contemplated by Item 1012(a) of Regulation M-A or Rule 14d-9 promulgated under the Exchange Act, or from issuing a "stop, look and listen" statement pending disclosure of its position thereunder; provided, however, that compliance with such rules shall not in any way limit or modify the effect that any action taken pursuant to such rules has under any other provision of this Agreement, and provided, further, that any such disclosure that addresses the approval, recommendation or declaration of advisability by the Company Board or the Parent Board, as applicable, with respect to this Agreement or an Acquisition Proposal shall be deemed to be an Adverse Recommendation Change, unless the Company Board or the Parent Board, as applicable, in connection with such communication publicly states that its recommendation with respect to this Agreement and the transactions contemplated hereby has not changed or refers to the prior recommendation of such party, without disclosing any Adverse Recommendation Change.

          (g)   Each of the Company and Parent shall, and shall cause each of its respective Subsidiaries and its and their officers and directors, managers or equivalent, and shall use its reasonable best efforts to cause any of their other Representatives, to immediately cease any existing discussions, negotiations or communications with any Person conducted heretofore with respect to any Acquisition Proposal. The parties shall use all reasonable efforts to cause all Third Parties who have been furnished confidential information regarding either party in connection with the solicitation of or discussions regarding an Acquisition Proposal within the six (6) months prior to the date of this Agreement to promptly return or destroy such information (to the extent that the Company is entitled to have such information returned or destroyed). Moreover, neither the Company nor Parent shall release any Third Party from, or waive any provisions of, any confidentiality or standstill agreement to which it or any of its Subsidiaries is a party with respect to any Acquisition Proposal.

          (h)   Notwithstanding any Adverse Recommendation Change made by either the Company Board or the Parent Board, as applicable, unless such (i) Adverse Recommendation Change is with respect to a Superior Proposal, (ii) the party making the Adverse Recommendation Change has otherwise complied with this Section 6.5 (including the notice obligations of Section 6.5(e)) and (iii) this Agreement is terminated pursuant to Section 8.1, (A) the Company shall cause the approval of the REIT Merger to be submitted to a vote of its stockholders at the Company Stockholder Meeting and (B) Parent shall cause the approval of the Parent Share Issuance to be submitted to a vote of its shareholders at the Parent Shareholder Meeting.

          (i)    Without the prior written consent of each of the Company and Parent (which shall not be unreasonably withheld, conditioned or delayed), approval of the REIT Merger (in the case of the Company) or approval of the Parent Share Issuance (in the case of Parent) is the only matter, other than (i) any say-on-golden parachute vote that may be required pursuant to Section 14A(b)(2) of the Exchange Act and Rule 14a-21(c) thereunder and (ii) a proposal to approve the adjournment of the Company Stockholder Meeting or the Parent Shareholder Meeting, as applicable, if necessary, to solicit additional proxies, in the event that there are not sufficient votes at the time of the Company Stockholder Meeting or the Parent Shareholder Meeting, as applicable, to obtain the approval of the Company's stockholders or Parent's shareholders, as applicable, which either the Company or Parent, as applicable, shall propose to be acted on by its respective stockholders or shareholders (as applicable) at the Company Stockholder Meeting or the Parent Shareholder Meeting, as applicable.

          (j)    Prior to the termination of this Agreement, neither party shall submit to the vote of its respective stockholders or shareholders (as applicable) any Acquisition Proposal.

          (k)   For purposes of this Agreement, except as otherwise may be expressly qualified in context by reference to the applicable definition:

              (i)  "Acquisition Proposal" shall mean any proposal or offer for (or expression by a Third Party that it is considering or may engage in), whether in one transaction or a series of related transactions, (i) any merger, consolidation, share exchange, business combination or similar transaction involving the Company or any of the Company Subsidiaries, (ii) any sale, lease, exchange, mortgage, pledge, license, transfer or other disposition, directly or indirectly, by merger, consolidation, sale of equity interests, share exchange, joint venture, business combination or otherwise, of any assets of the Company or any Company Subsidiary (including equity interests of any Subsidiary) representing twenty percent (20%) or more of the consolidated assets of the Company and the Company Subsidiaries, taken as a whole as determined on a book-value basis, (iii) any issue, sale or other disposition of (including by way of merger, consolidation, joint venture, business combination, share exchange or any similar transaction) securities (or options, rights or warrants to purchase, or securities convertible into, such securities) representing twenty percent (20%) or more of the voting power of the Company, (iv) any tender offer or exchange offer in which any Person or "group" (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) shall seek to acquire beneficial ownership (as such term is defined in Rule 13d-3 promulgated under the Exchange Act), or the right to acquire beneficial ownership, of twenty percent (20%) or more of the outstanding shares of any class of voting securities of the Company, (v) any recapitalization, restructuring, liquidation, dissolution or other similar type of transaction with respect to the Company in which a Third Party shall acquire beneficial ownership of twenty percent (20%) or more of the outstanding shares of any class of voting securities of the Company or (vi) any transaction which is similar in form, substance or purpose to any of the foregoing transactions; provided, however, that the term "Acquisition Proposal" shall not include (x) the Mergers or the other transactions contemplated by this Agreement or (y) any proposal or offer relating to any existing purchase option, right of first offer, right of first refusal or buy/sell provision contained in any agreement to which the Company or any Company Subsidiary is a party.

             (ii)  "Superior Proposal" shall mean a bona fide written Acquisition Proposal (except that, for purposes of this definition, the references in the definition of "Acquisition Proposal" to "twenty percent (20%)" shall be deemed to be "fifty percent (50%)") made by a Third Party on terms that the Company Board determines in good faith, after consultation with the Company's financial and legal advisors, taking into account all financial, legal, regulatory and any other aspects of the transaction described in such proposal, including the identity of the Person making such proposal, as well as any changes to the financial terms of this Agreement proposed by Parent, REIT Merger Sub and Partnership Merger Sub in response to such proposal or otherwise, to be more favorable to the Company and the Company's stockholders (solely in their capacity as such) from a financial point of view than the transactions contemplated by this Agreement.

        For purposes of this Agreement, when either the term Acquisition Proposal or Superior Proposal is used with respect to Parent, references to "the Company" shall be deemed to mean "Parent," references to the "Company Subsidiaries" shall be deemed to mean "Parent Subsidiaries," references to "Company Board" shall be deemed to mean "Parent Board," references to "Parent" shall mean "the Company" and references to "REIT Merger Sub" and "Partnership Merger Sub" shall be disregarded.

        Section 6.6    Appropriate Action; Consents; Filings.

          (a)   Upon the terms and subject to the conditions set forth in this Agreement (including Section 6.5), each of the Company and Parent shall (and shall cause the Company Subsidiaries and the Parent Subsidiaries, respectively, to) use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other party in doing, all things necessary, proper or advisable under applicable Law or pursuant to any contract or agreement to consummate and make effective, as promptly as practicable, the Mergers and the other transactions contemplated by this Agreement, including (i) the taking of all actions necessary to cause the conditions to Closing set forth in Article VII to be satisfied, (ii) the obtaining of all necessary actions or nonactions, waivers, consents and approvals from Governmental Authorities or other Persons necessary in connection with the consummation of the Mergers and the other transactions contemplated by this Agreement and the making of all necessary registrations and filings (including filings with Governmental Authorities, if any) and the taking of all reasonable steps as may be necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any Governmental Authority or other Persons necessary in connection with the consummation of the Mergers and the other transactions contemplated by this Agreement, (iii) the defending of any lawsuits or other legal proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the Mergers or the other transactions contemplated by this Agreement, including seeking to have any stay or temporary restraining order entered by any court or other Governmental Authority vacated or reversed, the avoidance of each and every impediment under any antitrust, merger control, competition or trade regulation Law that may be asserted by any Governmental Authority with respect to the Mergers so as to enable the Closing to occur as soon as reasonably possible, provided, however, that none of Parent, Parent LP or any Parent Subsidiary nor the Company nor any Company Subsidiary shall be required to take any action that would be materially adverse to the business or financial condition of the Company and the Company Subsidiaries, taken as a whole, or Parent and the Parent Subsidiaries, taken as a whole, and (iv) the execution and delivery of any additional instruments necessary to consummate the Mergers and the other transactions contemplated by this Agreement and to fully carry out the purposes of this Agreement.

          (b)   Each of the parties hereto will furnish to the other such necessary information and reasonable assistance as the other may reasonably request in connection with the preparation of any required governmental filings or submissions and will use reasonable best efforts to cooperate in responding to any inquiry from a Governmental Authority, including immediately informing the other party of such inquiry, consulting in advance before making any presentations or submissions to a Governmental Authority, and supplying each other with copies of all material correspondence, filings or communications between either party and any Governmental Authority with respect to this Agreement. To the extent practicable, and permitted by a Governmental Authority, each party hereto shall permit Representatives of the other party to participate in meetings (whether by telephone or in person) with such Governmental Authority.

          (c)   In connection with and without limiting the foregoing, and notwithstanding anything in the Confidentiality Agreement to the contrary, each of Parent and the Company shall give (or shall cause the Parent Subsidiaries or the Company Subsidiaries, respectively, to give) any notices to Third Parties, and Parent shall use, and cause each of its Affiliates to use, its reasonable best efforts, and the Company shall use its reasonable best efforts to cooperate with Parent in its efforts, to obtain any third-party consents not covered by Section 6.6(a) and Section 6.6(b) that are necessary, proper or advisable to consummate the Mergers as may be determined by Parent or the Company. Notwithstanding the foregoing, obtaining any approval or consent from any Third Party pursuant to this Section 6.6(c) shall not be considered a condition to the obligations of Parent, REIT Merger Sub and Partnership Merger Sub to consummate the Mergers.

        Section 6.7    Notification of Certain Matters; Transaction Litigation.

          (a)   The Company shall give prompt notice to Parent, and Parent shall give prompt notice to the Company, of any notice or other communication received by such party from any Governmental Authority in connection with this Agreement, the Mergers or the other transactions contemplated by this Agreement, or from any Person alleging that the consent of such Person is or may be required in connection with the Mergers or the other transactions contemplated by this Agreement.

          (b)   The Company shall give prompt notice to Parent, and Parent shall give prompt notice to the Company, if (i) any representation or warranty made by it contained in this Agreement becomes untrue or inaccurate such that the applicable closing conditions would reasonably expected to be incapable of being satisfied by the Outside Date or (ii) it fails to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement; provided, however, that no such notification shall affect the representations, warranties, covenants or agreements of the parties or the conditions to the obligations of the parties under this Agreement.

          (c)   The Company shall give prompt notice to Parent, and Parent shall give prompt notice to the Company, of any actions, suits, claims, investigations or proceedings commenced or, to such party's knowledge, threatened against, relating to or involving such party or any of the Company Subsidiaries or the Parent Subsidiaries, respectively, which relate to this Agreement, the Mergers or the other transactions contemplated by this Agreement. The Company shall give Parent the opportunity to reasonably participate in the defense and settlement of any stockholder litigation against the Company and/or its directors relating to this Agreement and the transactions contemplated hereby, and no such settlement shall be agreed to without Parent's prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed), unless such settlement involves no admission of liability and no restrictions or other obligations binding on Parent, the Company or any of their respective Subsidiaries other than the payment of money and the amount of such settlement shall be fully covered by insurance proceeds. Parent shall give the Company the opportunity to reasonably participate in the defense and settlement of any shareholder litigation against Parent and/or its directors relating to this Agreement and the transactions contemplated hereby, and no such settlement shall be agreed to without the Company's prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed), unless such settlement involves no admission of liability and no restrictions or other obligations binding on Parent, the Company or any of their respective Subsidiaries other than the payment of money and the amount of such settlement shall be fully covered by insurance proceeds.

        Section 6.8    Public Announcements.     The Company and Parent shall consult with each other before issuing any press release or otherwise making any public statements or filings with respect to this Agreement or any of the transactions contemplated hereby, and none of the parties shall issue any such press release or make any such public statements or filings prior to obtaining the other parties' consent (which consent shall not be unreasonably withheld, conditioned or delayed); provided, however, that a party may, without obtaining the other parties' consent, issue such press release or make such public statements or filings as may be required by Law, Order or the applicable rules of any stock exchange or the applicable provisions of any listing agreement of any party hereto. If for any reason it is not practicable to consult with the other party before making any public statement with respect to this Agreement or any of the transactions contemplated hereby, then the party making such statement shall not make a statement that is inconsistent with any press release or public statements or filings, if any, to which the other party had previously consented.

        Section 6.9    Directors' and Officers' Indemnification and Insurance.

          (a)   Parent, REIT Merger Sub and Partnership Merger Sub agree that all rights to exculpation and indemnification for acts or omissions occurring at or prior to the REIT Merger Effective Time, whether asserted or claimed prior to, at or after the REIT Merger Effective Time (including any matters arising in connection with the transactions contemplated by this Agreement), now existing in favor of Indemnitees as provided in the Company Charter or Company Bylaws or each of the Company Subsidiaries' respective articles or certificates of incorporation or bylaws (or comparable organizational or governing documents) or in any indemnification agreement of the Company or the Company Subsidiaries or other applicable contract as in effect on the date of this Agreement shall survive the Mergers and shall continue in full force and effect in accordance with their terms. Parent and the Surviving Entity shall (and Parent shall cause the Surviving Entity to) (i) indemnify, defend and hold harmless, and advance expenses to, Indemnitees with respect to all acts or omissions by them in their capacities as such at any time prior to the REIT Merger Effective Time, to the fullest extent required by: (x) the Company Charter or Company Bylaws, or the articles or certificates of incorporation or bylaws (or comparable organizational or governing documents) of any of the Company Subsidiaries, in each case, as in effect on the date of this Agreement, (y) any indemnification agreement of the Company or the Company Subsidiaries or other applicable contract as in effect on the date of this Agreement, or (z) applicable Law, and (ii) not amend, repeal or otherwise modify any such provisions referenced in subsections (i)(x) and (i)(y) above in any manner that would adversely affect the rights thereunder of any Indemnitees.

          (b)   Without limiting the provisions of Section 6.9(a), during the period commencing as of the REIT Merger Effective Time and ending on the sixth (6th) anniversary of the REIT Merger Effective Time, Parent and the Surviving Entity shall (and Parent shall cause the Surviving Entity to): (i) indemnify and hold harmless each Indemnitee against and from any costs or expenses (including attorneys' fees), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, to the extent such claim, action, suit, proceeding or investigation arises out of or pertains to (x) any action or omission or alleged action or omission in such Indemnitee's capacity as a director, officer, partner, member, trustee or employee of the Company or any of the Company Subsidiaries, or (y) this Agreement and any of the transactions contemplated hereby, including the Mergers; and (ii) pay in advance of the final disposition of any such claim, action, suit, proceeding or investigation the expenses (including attorneys' fees) of any Indemnitee upon receipt of an undertaking by or on behalf of such Indemnitee to repay such amount if it shall ultimately be determined that such Indemnitee is not entitled to be indemnified. Notwithstanding anything to the contrary contained in this Section 6.9(b) or elsewhere in this Agreement, neither Parent nor the Surviving Entity shall (and Parent shall cause the Surviving Entity not to) settle or compromise or consent to the entry of any judgment or otherwise seek termination with respect to any claim, action, suit, proceeding or investigation for which indemnification may be sought under this Section 6.9(b) unless such settlement, compromise, consent or termination includes an unconditional release of all Indemnitees from all liability arising out of such claim, action, suit, proceeding or investigation, and does not include an admission of fault or wrongdoing by any Indemnitee. Notwithstanding anything to the contrary set forth in this Agreement, Parent or the Surviving Entity (i) shall not be liable for any settlement effected without their prior written consent and (ii) shall not have any obligation hereunder to any Indemnitee to the extent that a court of competent jurisdiction shall determine in a final and non-appealable order that such indemnification is prohibited by applicable Law, in which case the Indemnitee shall promptly refund to Parent or the Surviving Entity the amount of all such expenses theretofore advanced pursuant hereto.

          (c)   Prior to the REIT Merger Effective Time, the Company shall or, if the Company is unable to, Parent shall cause the Surviving Entity as of the REIT Merger Effective Time to, obtain and fully pay the premium for the non-cancellable extension of the directors' and officers' liability coverage of the Company's existing directors' and officers' insurance policies and the Company's existing fiduciary liability insurance policies (collectively, the "D&O Insurance"), in each case, for a claims reporting or discovery period of at least six (6) years from and after the REIT Merger Effective Time with respect to any claim related to any period of time at or prior to the REIT Merger Effective Time from an insurance carrier with the same or better credit rating as the Company's current insurance carrier with respect to D&O Insurance with terms, conditions, retentions and limits of liability that are no less favorable than the coverage provided under the Company's existing policies and with policy limits no less than the limits on the Company's existing policies as long as the annual premium does not exceed 250% of the annual premium under the Company's existing policies. If the Company or the Surviving Entity for any reason fails to obtain such "tail" insurance policies as of the REIT Merger Effective Time, (i) the Surviving Entity shall continue to maintain in effect, for a period of at least six (6) years from and after the REIT Merger Effective Time, the D&O Insurance in place as of the date hereof with the Company's current insurance carrier or with an insurance carrier with the same or better credit rating as the Company's current insurance carrier with respect to D&O Insurance with terms, conditions, retentions and limits of liability that are no less favorable than the coverage provided under the Company's existing policies as of the date hereof, or (ii) Parent shall provide, or shall cause the Surviving Entity to provide, for a period of not less than six (6) years after the REIT Merger Effective Time, the Indemnitees who are insured under the Company's D&O Insurance with comparable D&O Insurance that provides coverage for events occurring at or prior to the REIT Merger Effective Time from an insurance carrier with the same or better credit rating as the Company's current insurance carrier, that is no less favorable than the existing policy of the Company (which may be provided under Parent's D&O Insurance policy) or, if substantially equivalent insurance coverage is unavailable, the best available coverage; provided, however, that Parent and the Surviving Entity shall not be required to pay an annual premium for the D&O Insurance in excess of 250% of the annual premium currently paid by the Company for such insurance; and provided, further, that if the annual premiums of such insurance coverage exceed such amount, Parent or the Surviving Entity shall be obligated to obtain a policy with the greatest coverage available, with respect to matters occurring prior to the REIT Merger Effective Time, for a cost not exceeding such amount.

          (d)   The Indemnitees to whom this Section 6.9 applies shall be Third Party beneficiaries of this Section 6.9. The provisions of this Section 6.9 are intended to be for the benefit of each Indemnitee and his or her successors, heirs, executors, trustees, fiduciaries, administrators or representatives. Parent shall pay all reasonable expenses, including attorney's fees, that may be incurred by any Indemnitee in successfully enforcing the indemnity and other obligations provided in this Section 6.9.

          (e)   The rights of each Indemnitee under this Section 6.9 shall be in addition to any rights such person or any employee of the Company or any Company Subsidiary may have under the Company Charter, the Company Bylaws or the certificate of incorporation or bylaws (or equivalent organizational or governing documents) of any of the Company Subsidiaries, or the Surviving Entity or any of its Subsidiaries, or under any applicable Law or under any agreement of any Indemnitee or any employee with the Company or any of the Company Subsidiaries listed in Section 4.12(a)(iv) of the Company Disclosure Letter (each, an "Existing Indemnification Right"). To the extent of any conflict between an Existing Indemnification Right and the rights granted to Indemnitees pursuant to this Section 6.9, the provision or provisions more favorable to the Indemnitee shall control.

          (f)    Any Indemnitee wishing to claim indemnification under this Section 6.9, upon learning of any such indemnifiable claim, shall promptly notify the Surviving Entity thereof, but the failure to so notify shall not relieve Parent or the Surviving Entity of any liability it may have to such Indemnitee, except to the extent such failure materially prejudices the Surviving Entity. In the event of any such threatened or actual indemnifiable claim (whether asserted or arising at or before or after the REIT Merger Effective Time), (A) Parent or the Surviving Entity shall have the right to assume the defense thereof, with counsel reasonably acceptable to the Indemnitee (which acceptance shall not be unreasonably withheld, delayed or conditioned), and Parent and the Surviving Entity shall not be liable to such Indemnitee for any legal expenses of other counsel or any other expenses subsequently incurred by such Indemnitee in connection with the defense thereof, except that if Parent or the Surviving Entity elects not to assume such defense, or counsel for the Indemnitee advises that there are issues that raise conflicts of interest between Parent or the Surviving Entity and the Indemnitee, the Indemnitee may retain counsel satisfactory to him or her, and Parent or the Surviving Entity shall pay all documented fees and expenses of such counsel for the Indemnitee within twenty (20) Business Days after statements therefor are received; provided, however, that Parent and the Surviving Entity shall be obligated pursuant to this paragraph (f) to pay for only one firm of counsel for all Indemnitees in connection with an indemnifiable claim (selected by a majority of the applicable Indemnitees) in any jurisdiction except to the extent that any two or more Indemnitees have a conflict of interest in such claim, and (B) the Company and, after the REIT Merger Effective Time, the Surviving Entity shall (and Parent shall cause the Surviving Entity to) promptly pay expenses in advance of the final disposition of any such threatened or actual claim to each Indemnitee to the fullest extent permitted by applicable Law, subject to the receipt of an undertaking by such Indemnitee to repay such expenses if it is ultimately determined that such Indemnitee is not entitled to be indemnified; provided, however, that neither the Company nor the Surviving Entity shall be liable for any settlement effected without its prior written consent (which prior written consent shall not be unreasonably withheld, conditioned or delayed); provided, further, that the Company and the Surviving Entity shall have no obligation hereunder to any Indemnitee when and if a court of competent jurisdiction shall ultimately determine, and such determination shall have become final and non-appealable, that indemnification by them of such Indemnitee in the manner contemplated hereby is prohibited by applicable Law.

          (g)   Notwithstanding anything contained in Section 9.1 or Section 9.7 to the contrary, this Section 6.9 shall survive the consummation of the Mergers indefinitely and shall be binding, jointly and severally, on all successors and assigns of Parent, the Surviving Entity and its Subsidiaries, and shall be enforceable by the Indemnitees and their successors, heirs or representatives. In the event that Parent or the Surviving Entity or any of its successors or assigns consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger, or transfers or conveys all or a majority of its properties and assets to any Person, then, and in each such case, proper provision shall be made so that the successors and assigns of Parent or the Surviving Entity, as applicable, shall succeed to the obligations set forth in this Section 6.9. The parties acknowledge and agree that Parent guarantees the payment and performance of the Surviving Entity's obligations pursuant to this Section 6.9.

        Section 6.10    Employee Benefit Matters.

          (a)   Parent shall provide, or shall cause the Surviving Entity to provide, to employees of the Company and any of the Company Subsidiaries immediately prior to the REIT Merger Effective Time ("Company Employees") whose employment with the Surviving Entity, Company Subsidiaries and its Affiliates is terminated in a severance-qualifying manner during the one (1)-year period following the REIT Merger Effective Time, (i) cash severance benefits that are not less favorable than the cash severance benefits, if any, and (ii) other severance benefits substantially comparable in the aggregate to the other severance benefits, if any, in each case, that would have been provided to such Company Employee pursuant to the terms of the Company Benefit Plans maintained by the Company and the Company Subsidiaries as of the date hereof (or, for the avoidance of doubt, the terms as they shall be amended pursuant to Section 6.10(c)) upon such a severance-qualifying termination of employment.

          (b)   For purposes of eligibility to participate, vesting and with respect to vacation, other paid time off and severance only, determination of level of benefits under the compensation and benefit plans, programs, agreements and arrangements of Parent, the Company, the Parent Subsidiaries, the Company Subsidiaries, the Surviving Entity and any of its Subsidiaries or any respective Affiliate thereof providing benefits to any Company Employees after the Closing, and in which such Company Employees did not participate prior to the REIT Merger Effective Time (the "New Plans") (but excluding any New Plan that is established after the Closing that does not recognize service prior to its adoption), each Company Employee shall be credited with his or her years of service with the Company, the Company Subsidiaries and their respective Affiliates (and any additional service with any predecessor employer) before the Closing, to the same extent as such Company Employee was entitled, before the Closing, to credit for such service under any similar Company Benefit Plan, except where such credit would result in a duplication of benefits or retroactive application. In addition, and without limiting the generality of the foregoing: (i) each Company Employee shall be immediately eligible to participate, without any waiting time, in any and all New Plans to the extent coverage under such New Plan replaces coverage under a comparable Company Benefit Plan in which such Company Employee participated immediately before such replacement; and (ii) for purposes of each New Plan providing medical, dental, pharmaceutical and/or vision benefits to any Company Employee, Parent shall cause all pre-existing condition exclusions and actively-at-work requirements of such New Plan to be waived for such employee and his or her covered dependents except to the extent such pre-existing conditions and actively-at-work requirements would apply under the analogous Company Benefit Plan, and Parent shall use commercially reasonable efforts to cause any eligible expenses incurred by such Company Employee and his or her covered dependents under a Company Benefit Plan during the portion of the plan year prior to the REIT Merger Effective Time to be taken into account under such New Plan for purposes of satisfying all deductible, co-insurance, co-payment and maximum out-of-pocket requirements applicable to such employee and his or her covered dependents for the applicable plan year as if such amounts had been paid in accordance with such New Plan. For the avoidance of doubt and without limiting the generality of the foregoing, Parent may elect to continue the Company Benefit Plans or to permit Company Employees to commence participation in New Plans, in Parent's discretion and at such times as are determined by Parent.

          (c)   Prior to the Closing Date, the Company shall use its commercially reasonable efforts to enter into an amendment to the applicable Company Employee's Change in Control and Severance Agreement in substantially the form attached hereto as Exhibit C with each Company Employee who is party to a Change in Control and Severance Agreement with the Company and the Company LP as set forth in Section 6.10(c) of the Company Disclosure Letter.

          (d)   Nothing contained herein shall be construed as requiring, and the Company shall take no action that would have the effect of requiring, Parent or the Surviving Entity to continue any specific employee benefit plans or to continue the employment of any specific person. The provisions of this Section 6.10 are solely for the benefit of the parties to this Agreement, and no current or former director, officer, employee or other individual service provider or any other Person shall be a third-party beneficiary of this Section 6.10, and nothing herein shall amend, or be construed as an amendment to, any Company Benefit Plan, any Parent Benefit Plan, any New Plan or any other compensation or benefit plan or arrangement for any purpose.

        Section 6.11    Certain Tax Matters.

          (a)   The parties shall cooperate in the preparation, execution and filing of all returns, questionnaires, applications or other documents regarding any real property transfer or gains, sales, use, transfer, value added, stock transfer or stamp taxes, any transfer, recording, registration and other fees and any similar taxes that become payable in connection with the transactions contemplated herein (together with any related interests, penalties or additions to Tax, "Transfer Taxes"), and shall cooperate in attempting to minimize the amount of Transfer Taxes.

          (b)   Parent and Parent LP shall deliver to the Company and Polsinelli PC (or other counsel to the Company) a tax representation letter, signed by each of the officers of Parent and of Parent LP principally responsible for legal, tax, and financial matters, in each case, in their capacities as officers of Parent and not in their individual capacities, dated as of (i) the effective date of the Form S-4 (if requested by Parent in connection with the delivery of a tax opinion as an exhibit to the Form S-4), and (ii) the Closing Date (such tax representation letter, the "Parent Tax Letter"). The Parent Tax Letter shall be in a form and substance reasonably acceptable to the Company. The Parent Tax Letter shall include language explicitly permitting Hogan Lovells US LLP (or other counsel to the Company) to rely on the representations set forth therein for purposes of delivering an opinion as to the REIT status of Parent (including the opinion described in Section 7.2(e) hereof).

          (c)   The Company and Company LP shall deliver to Parent and Hogan Lovells US LLP (or other counsel to Parent) a tax representation letter, signed by each of the officers of the Company and of Company LP principally responsible for legal, tax, and financial matters, in each case, in their capacities as officers of the Company and not in their individual capacities, dated as of (i) the effective date of the Form S-4 (if requested by Parent in connection with the delivery of a tax opinion as an exhibit to the Form S-4), and (ii) the Closing Date (such tax representation letter, the "Company Tax Letter"). The Company Tax Letter shall be in a form and substance reasonably acceptable to Parent. The Company Tax Letter shall include language explicitly permitting Hogan Lovells US LLP (or other counsel to Parent) to rely on the representations set forth therein for purposes of delivering an opinion as to the REIT status of Parent (including the opinion described in Section 7.3(e) hereof).

          (d)   All Tax Returns shall be prepared in a manner consistent with Section 2.5 of this Agreement.

        Section 6.12    Control of Operations.     Nothing contained in this Agreement shall be deemed to give Parent, directly or indirectly, the right to control or direct the operations of the Company prior to the REIT Merger Effective Time. Prior to the REIT Merger Effective Time, the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and the Company Subsidiaries' operations.

        Section 6.13    Dividends.

          (a)   In the event that the Closing Date is to occur prior to the end of the then current dividend period of the Company or Parent, as the case may be, then each of the Company and Parent shall declare a dividend to the respective holders of Company Common Stock and Parent Common Shares, the record date, and payment date (to the extent practicable), for which shall be the close of business on the last Business Day prior to the Closing Date (the "Closing Dividend Date"), in each case, subject to funds being legally available therefor.

          (b)   The per share dividend amount payable by the Company with respect to the shares of Company Common Stock shall be an amount equal to the Company Common Quarterly Dividend, multiplied by a fraction, the numerator of which is the number of days lapsed from the first day of the then current dividend period through and including the Closing Dividend Date, and the denominator of which is the actual number of days in the calendar quarter in which such dividend is declared

          (c)   The per share dividend amount payable by Parent with respect to the Parent Common Shares shall be an amount equal to the Parent Common Quarterly Dividend, multiplied by a fraction, the numerator of which is the number of days lapsed from the first day of the then current dividend period through and including the Closing Dividend Date, and the denominator of which is the actual number of days in the calendar quarter in which such dividend is declared.

          (d)   The Company LP or Parent LP, as the case may be, may make a distribution with respect to its partnership units in order to distribute funds sufficient for the foregoing dividend.

          (e)   Notwithstanding the foregoing, any dividend with respect to the shares of Company Series A Preferred Stock shall be made in accordance with the terms of such Company Series A Preferred Stock as set forth in the Company Charter; provided, however, if the Closing Date shall occur following a Dividend Period but prior to a Dividend Payment Date (in each case as defined in the Company Charter with regard to the Company Series A Preferred Stock) then the Company shall declare a dividend to the respective holders of Company Series A Preferred Stock as of end of the prior Dividend Period and the payment date (to the extent practicable) shall be the close of business on the last Business Day prior to the Closing Date (the "Series A Closing Dividend Date"), subject to funds being legally available therefor.

        Section 6.14    Financing Cooperation.

          (a)   The Company shall provide to Parent, and shall cause the respective officers and employees of the Company, and use its commercially reasonable efforts to cause the Representatives of the Company to provide to Parent, at Parent's sole expense, all cooperation reasonably requested by Parent that is necessary or reasonably required in connection with any Third Party debt financing transaction or underwritten public offering of Parent Common Shares for cash that Parent may pursue prior to the Closing Date, including the following: (i) furnishing Parent as promptly as reasonably practicable upon request by Parent with all financial statements, financial data and other information regarding the Company and its Subsidiaries of the type that would be required by Regulation S-X and Regulation S-K promulgated under the Securities Act for a public offering of securities of Parent (including for use in Parent's preparation of pro forma financial statements); and (ii) requesting the Company's independent accountants to prepare and deliver "comfort letters," dated the date of each final offering document used in connection with any securities offering by Parent (with appropriate bring-down comfort letters delivered on the closing date of any such offering), in compliance with professional standards (including providing "negative assurance" comfort and Statement on Auditing Standards No. 100 review of interim financial statements) and otherwise on terms reasonably acceptable to Parent, as the case may be; provided, however, that none of the Company or any of its Subsidiaries shall be required to pay any fee or incur any liability in connection with any such financing, and no personal liability shall be imposed on any officers, directors or other Representatives of the Company. Parent shall promptly, upon request by the Company, reimburse the Company for all reasonable and documented out-of-pocket costs and expenses paid to Third Parties (including advisor's fees and expenses) incurred by the Company or Company LP in connection with the cooperation provided or other action taken by Company or Company LP pursuant to this Section 6.14 and indemnify and hold harmless the Company, its Subsidiaries and their respective officers, directors and other Representatives from and against any and all liabilities, losses, damages, claims, costs, expenses, interest, awards, judgments and penalties (collectively, "Losses") suffered or incurred by them in connection with any such financing transaction or public offering, any information utilized in connection therewith or any action taken by the Company or any of its Subsidiaries pursuant to this Section 6.14; provided, however, that the foregoing indemnity shall not apply with respect to any Losses resulting from a willful or intentional breach of any representation, warranty, covenant or agreement of the Company or any Company Subsidiaries under this Agreement. All nonpublic or otherwise confidential information regarding the Company and Company Subsidiaries obtained by Parent, its Affiliates or their Representatives pursuant to this Section 6.14 shall be kept confidential in accordance with the terms of the Confidentiality Agreement. Notwithstanding the foregoing, the effectiveness of any documentation executed by the Company or any of the Company Subsidiaries pursuant to this Section shall be subject to the occurrence of the REIT Merger Effective Time, and none of the Company, the Company Subsidiaries and any Persons who are directors of the Company or any Company Subsidiary shall be required to pass resolutions or consents to approve or authorize the execution of, or execute or deliver, any certificate, document, instrument or agreement or agree to any change or modification of any existing certificate, document, instrument or agreement, in each case, with an effective date prior to the REIT Merger Effective Time.

          (b)   Company LP shall, if requested by Parent, as soon as reasonably practicable after the date of this Agreement, use its reasonable best efforts to commence a consent solicitation with respect to any or all of Company LP's outstanding senior notes (the "Notes"), on such terms and conditions as may be specified by Parent (i) to amend or waive certain provisions of the indenture governing each series of Notes with the consent of the holders of a majority in principal amount of the outstanding securities of such series, to provide that no offer to repurchase the Notes will be required as a result of any "Change of Control" (as defined in the applicable indenture) occurring in connection with the transactions contemplated by this Agreement (the "Notes COC Consents") and (ii) to amend certain terms of the indenture governing each series of Notes (the "Indenture Amendments") as determined by Parent and in compliance with applicable law (including SEC rules and regulations) and the provisions of the indentures governing the applicable series of Notes and as set forth in the consent solicitation documents sent to holders of such series of Notes to become effective substantially simultaneously with the Closing and no earlier than the REIT Merger Effective Time, which amendments may include the elimination of all or substantially all of the restrictive covenants and certain other provisions contained in the indenture governing such series of Notes that can be eliminated upon the favorable vote of the holders of a majority of the principal amount thereof (the "Other Consents" and, together with the Notes COC Consents, the "Consent Solicitations"). Any documentation relating to any Consent Solicitation (including all amendments or supplements thereto) (the "Solicitation Documents") and all material requested to be published or mailed to the holders of the Notes in connection with any Consent Solicitation shall be subject to the prior review of (which review shall be made as promptly as reasonably practicable), and comment by the Company and shall be reasonably acceptable to the Company; provided that, in any event, the parties hereby agree that promptly upon expiration of any Consent Solicitation, assuming the requisite consents have been received with respect to such series of Notes, Company LP shall execute a supplemental indenture to the indentures governing each series of Notes and shall use reasonable best efforts to cause the trustee under each such indenture and lenders to enter into such supplemental indenture prior to or substantially simultaneously with the execution thereof by Company LP. Any Indenture Amendments contemplated by any Consent Solicitation (other than any Notes COC Consent) shall revert to the form in effect prior to the effectiveness of any Indenture Amendments and be of no further effect if the Closing does not occur.

          (c)   If at any time prior to the completion of any Consent Solicitation any information should be discovered by the Company, Company LP, Parent or Parent LP that the Company, Company LP, Parent or Parent LP reasonably believes should be set forth in an amendment or supplement to the Solicitation Documents, so that the Solicitation Documents shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, the party that discovers such information shall promptly notify the other parties, and an appropriate amendment or supplement prepared by Parent and reasonably acceptable to the Company describing such information shall be disseminated by or on behalf of Company LP to the holders of the applicable Notes.

          (d)   Parent shall select and pay the fees and out-of-pocket expenses of any dealer manager, information agent, depositary, trustee or other agent retained in connection with any Consent Solicitation (in each case reasonably acceptable to the Company), and pay all consent fees (or provide Company LP with the funds required therefor in advance of the required payment thereof) payable in connection with any Consent Solicitation. At Parent's expense, the Company shall use its reasonable best efforts, and shall cause Company LP and the other Company Subsidiaries to use their reasonable best efforts to, provide all cooperation reasonably requested by Parent that is necessary or reasonably required in connection with the Consent Solicitations, including, without limitation, (i) executing supplemental indentures to the indentures governing each series of Notes, (ii) using reasonable best efforts to cause the trustee under each such indenture to enter such supplemental indenture prior or substantially simultaneously with execution thereof by Company LP and (iii) providing the information necessary to distribute the applicable Solicitation Documents to the holders of the applicable series of Notes. If requested by Parent in writing in connection with any COC Consent with respect to the Notes, the Company, Company LP and the Company Subsidiaries shall use their reasonable best efforts, or shall use their reasonable best efforts to cause their counsel to, deliver legal opinions in customary form and scope relating to the Company, Company LP, the Company Subsidiaries and/or the indentures governing the Notes required in connection with any Other Consent.

          (e)   Notwithstanding anything to the contrary contained in this Section 6.14, neither the Company nor Company LP shall be required to take any action in connection with any Consent Solicitation that either believes, after consultation with counsel, could reasonably be expected to cause the Company or Company LP to violate (i) federal or state securities laws or (ii) the provisions of the indentures governing the applicable series of Notes. It is expressly agreed by the parties hereto that the failure to obtain the consent of the holders of the Notes in connection with any Consent Solicitation shall not be deemed to be a breach by the Company or Company LP under this Agreement or a failure of any condition hereto.

        Section 6.15    Section 16 Matters.     Assuming that the Company delivers to Parent, in a timely fashion prior to the REIT Merger Effective Time, all requisite information necessary for Parent and Parent LP to take the actions contemplated by this Section 6.15, the Company, Parent, REIT Merger Sub and Partnership Merger Sub each shall take all such steps as may be necessary or appropriate to ensure that (a) any dispositions of Company Common Stock (including derivative securities related to such stock) resulting from the Mergers and the other transactions contemplated by this Agreement by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company immediately prior to the REIT Merger Effective Time are exempt under Rule 16b-3 promulgated under the Exchange Act, and (b) any acquisitions of Parent Common Shares (including derivative securities related to such stock) resulting from the Mergers and the other transactions contemplated by this Agreement by each individual who may become subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to Parent are exempt under Rule 16b-3 promulgated under the Exchange Act. Upon request, the Company shall promptly furnish Parent with all requisite information for Parent and Parent LP to take the actions contemplated by this Section 6.15.

        Section 6.16    Voting of Securities.

          (a)   Parent shall vote all shares of Company Common Stock beneficially owned by it or any of the Parent Subsidiaries as of the record date for the Company Stockholder Meeting in favor of the REIT Merger. The Company shall vote all Parent Common Shares beneficially owned by it or any of the Company Subsidiaries as of the record date for the Parent Shareholder Meeting in favor of the Parent Share Issuance.

          (b)   At or immediately following the execution of this Agreement, Parent LP, as the sole member of REIT Merger Sub, shall execute and deliver a written consent adopting this Agreement in accordance with the MD LLC Act.

        Section 6.17    Parent Series A Preferred Shares.     Prior to the REIT Merger Effective Time, Parent shall designate a number of Parent Preferred Shares as Parent Series A Preferred Shares sufficient to enable Parent LP to satisfy the REIT Preferred Merger Consideration, and shall adopt and file Articles Supplementary substantially in the form of Exhibit D attached hereto, setting forth the terms of the Parent Series A Preferred Shares.

        Section 6.18    Parent LP Preferred Units.     Prior to the Partnership Merger Effective Time, Parent LP shall adopt an amendment to the Parent Partnership Agreement substantially in the form of Exhibit E attached hereto, authorizing and setting forth the terms of the Parent LP Preferred Units to be issued to Parent in exchange for its transfer of the Parent Series A Preferred Shares to Parent LP in advance of the Partnership Merger, as described in Section 2.5 hereof.

        Section 6.19    Governance.     Parent and the Parent Board, as applicable, shall take all actions necessary so that, as of the REIT Merger Effective Time, (a) the number of trustees that will comprise the full board of trustees of Parent shall be increased by one (1) and (b) one (1) individual, who is as of the date hereof a member of the Company Board, designated by the Company and approved by Parent shall be appointed to fill the vacancy created by such increase in size of the board of trustees of Parent ("Company Designee").

        Section 6.20    REIT Ownership Waiver.     Prior to the Closing, the Parent Board, in accordance with Section 7.2.7 of the Parent Declaration of Trust and subject to the conditions set forth in this Section 6.20, shall reasonably cooperate to exempt from the ownership limitations set forth therein, any Person to the extent the receipt of the REIT Common Merger Consideration or REIT Preferred Merger Consideration by such Person would result in such Person owning (constructively or beneficially) in excess of the amount permitted to be owned pursuant to such ownership limitations; provided that any such Person delivers to the Parent Board such representations, warranties and covenants to ensure that the limited exemption provided to such Person satisfies the requirements of the Parent Declaration of Trust, including the requirement that the exemption not result in the Parent failing to qualify as a REIT, as determined by the Parent Board in its sole discretion.

ARTICLE VII

CONDITIONS

        Section 7.1    Conditions to the Obligations of Each Party.     The respective obligations of each party to effect the Mergers and to consummate the other transactions contemplated by this Agreement shall be subject to the satisfaction or (to the extent permitted by Law) waiver by each of the parties, at or prior to the Partnership Merger Effective Time, of the following conditions:

          (a)    Shareholder Approvals.    The Company Stockholder Approval and the Parent Shareholder Approval shall have been obtained.

          (b)    No Restraints.    No Governmental Authority in the United States shall have enacted, issued, promulgated, enforced or entered any Law or Order (whether temporary, preliminary or permanent) which is then in effect and has the effect of making either of the Mergers illegal or otherwise preventing or prohibiting consummation of either of the Mergers.

          (c)    Form S-4.    The Form S-4 shall have become effective under the Securities Act, and no stop order suspending the effectiveness of the Form S-4 shall have been issued and no proceedings for that purpose shall have been initiated or be threatened by the SEC that has not been withdrawn.

          (d)    Listing.    The Parent Common Shares to be issued in the REIT Merger shall have been authorized for listing on the NYSE, subject to official notice of issuance.

        Section 7.2    Conditions to the Obligations of Parent, Parent LP, REIT Merger Sub and Partnership Merger Sub.     The respective obligations of Parent, Parent LP, REIT Merger Sub and Partnership Merger Sub to effect the Merger and to consummate the other transactions contemplated by this Agreement are subject to the satisfaction or (to the extent permitted by Law) waiver by Parent, at or prior to the Partnership Merger Effective Time, of the following additional conditions:

          (a)    Representations and Warranties.    (i) The representations and warranties set forth in Section 4.1(a) (Organization and Qualification; Subsidiaries), Section 4.3(a) (Capital Structure), Section 4.4 (Authority), Section 4.19 (Opinion of Financial Advisor), Section 4.21 (Vote Required) and Section 4.23 (Brokers) shall be true and correct in all material respects as of the date of this Agreement and as of the Partnership Merger Effective Time, as though made as of the Partnership Merger Effective Time and (ii) each of the other representations and warranties of the Company contained in this Agreement shall be true and correct as of the date of this Agreement and as of the Partnership Merger Effective Time, as though made as of the Partnership Merger Effective Time, except (x) in each case, representations and warranties that are made as of a specific date shall be true and correct only on and as of such date, and (y) in the case of clause (ii) where the failure of such representations or warranties to be true and correct (without giving effect to any materiality or "Company Material Adverse Effect" qualifications set forth therein) does not have, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

          (b)    Agreements and Covenants.    The Company shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing Date.

          (c)    Officer's Certificate.    The Company shall have delivered to Parent a certificate, dated the date of the Closing and signed by its chief executive officer or another senior officer on behalf of the Company, certifying to the effect that the conditions set forth in Section 7.2(a) and Section 7.2(b) have been satisfied.

          (d)    Absence of Material Adverse Effect.    Since the date of this Agreement, there shall not have been any event, change or occurrence that, individually or in the aggregate, has had or would reasonably be expected to have a Company Material Adverse Effect.

          (e)    REIT Opinion.    Parent shall have received (i) with respect to the Company, a written opinion of Polsinelli PC (or other counsel to Company reasonably acceptable to Parent, which the parties agree shall the law firms set forth on Section 7.2(e) of the Company Disclosure Letter), dated as of the date which includes the REIT Merger Effective Time and in form and substance attached hereto as Exhibit F (and in the case of such other counsel rendering such opinion, in the form of such other counsel's standard REIT opinion) and reasonably satisfactory to Parent, to the effect that, for all taxable periods commencing with its taxable year ended December 31, 2007, the Company has been organized and operated in conformity with the requirements for qualification and taxation as a REIT under the Code and that its current organization and proposed method of operation will permit the Company to continue to qualify for taxation as a REIT under the Code for its taxable year which ends on the REIT Merger Effective Time (which opinion will be subject to customary exceptions, assumptions and qualifications and based on customary representations contained in the Company Tax Letter) and (ii) with respect to Parent, a written opinion of Hogan Lovells US LLP (or other counsel to Parent reasonably acceptable to Parent, which the parties agree shall include the law firms set forth on Section 7.2(e) of the Company Disclosure Letter), dated as of the date which includes the REIT Merger Effective Time and in form and substance attached hereto as Exhibit G (and in the case of such other counsel rendering such opinion, in the form of such other counsel's standard REIT opinion) and reasonably satisfactory to Parent, to the effect that its current organization and proposed method of operation will permit Parent to continue to qualify for taxation as a REIT under the Code for its taxable year which includes the REIT Merger Effective Time and thereafter (which opinion will be subject to customary exceptions, assumptions and qualifications and based on customary representations contained in the Parent Tax Letter and the Company Tax Letter, and solely for purposes of rendering this opinion, counsel will be able to rely on the opinion referred to in Section 7.2(e)(1) above).

        Section 7.3    Conditions to the Obligations of the Company and Company LP.     The obligations of the Company and Company LP to effect the Merger and to consummate the other transactions contemplated by this Agreement are subject to the satisfaction or (to the extent permitted by Law) waiver by the Company, at or prior to the Partnership Merger Effective Time, of the following additional conditions:

          (a)    Representations and Warranties.    (i) The representations and warranties set forth in Section 5.1(a) (Organization and Qualification; Subsidiaries), Section 5.3(a) (Capital Structure), Section 5.4 (Authority) and Section 5.21 (Brokers) shall be true and correct in all material respects as of the date of this Agreement and as of the Partnership Merger Effective Time, as though made as of the Partnership Merger Effective Time and (ii) each of the other representations and warranties of Parent, Parent LP, Partnership Merger Sub and Partnership Merger Sub contained in this Agreement shall be true and correct as of the date of this Agreement and as of the Partnership Merger Effective Time, as though made as of the Partnership Merger Effective Time, except (x) in each case, representations and warranties that are made as of a specific date shall be true and correct only on and as of such date, and (y) in the case of clause (iii) where the failure of such representations or warranties to be true and correct (without giving effect to any materiality or "Parent Material Adverse Effect" qualifications set forth therein) does not have, and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

          (b)    Agreements and Covenants.    Parent, Parent LP, REIT Merger Sub and Partnership Merger Sub shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by them on or prior to the Closing Date.

          (c)    Officer's Certificate.    Parent shall have delivered to the Company a certificate, dated the date of the Closing and signed by its chief executive officer or another senior officer on behalf of Parent, certifying to the effect that the conditions set forth in Section 7.3(a) and Section 7.3(b) have been satisfied.

          (d)    Absence of Material Adverse Effect.    Since the date of this Agreement, there shall not have been any event, change or occurrence that, individually or in the aggregate, has had or would reasonably be expected to have a Parent Material Adverse Effect.

          (e)    REIT Opinion.    The Company shall have received a written opinion of Hogan Lovells US LLP (or other counsel to Parent reasonably acceptable to the Company, which the parties agree shall include the law firms set forth on Section 7.3(e) of the Company Disclosure Letter), dated as of the date which includes the REIT Merger Effective Time and in form and substance attached hereto as Exhibit G (and in the case of such other counsel rendering such opinion, in the form of such other counsel's standard REIT opinion) and reasonably satisfactory to the Company, to the effect that, for all taxable periods commencing with its taxable year ended December 31, 2011, Parent has been organized and operated in conformity with the requirements for qualification and taxation as a REIT under the Code and that its current organization and proposed method of operation will permit Parent to continue to qualify for taxation as a REIT under the Code for its taxable year which includes the REIT Merger Effective Time and thereafter (which opinion will be subject to customary exceptions, assumptions and qualifications and based on customary representations contained in the Parent Tax Letter and the Company Tax Letter, and solely for purposes of rendering this opinion, counsel will be able to rely on the opinion referred to in Section 7.2(e)(1) above the Company Tax Letter).

          (f)    Company Designee.    The Company Designee shall have been appointed to the Parent Board effective as of the REIT Merger Effective Time.

ARTICLE VIII

TERMINATION, AMENDMENT AND WAIVER

        Section 8.1    Termination.     This Agreement may be terminated at any time prior to the Partnership Merger Effective Time, whether before or after receipt of the Company Stockholder Approval or the Parent Shareholder Approval (except as otherwise expressly noted below), as follows:

          (a)   by mutual written agreement of each of Parent and the Company; or

          (b)   by either Parent or the Company, if:

              (i)  the Partnership Merger Effective Time shall not have occurred on or before December 28, 2017 (the "Outside Date"); provided, however, that the right to terminate this Agreement pursuant to this Section 8.1(b)(i) shall not be available to any party if the failure of such party to perform any of its obligations under this Agreement has been a principal cause of, or resulted in, the failure of the Mergers to be consummated on or before such date; or

             (ii)  any Governmental Authority of competent jurisdiction shall have issued an Order or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement, and such Order or other action shall have become final and non-appealable; provided, however, that the right to terminate this Agreement under this Section 8.1(b)(ii) shall not be available to a party if the issuance of such final, non-appealable Order was primarily due to the failure of such party to perform any of its obligations under this Agreement; or

            (iii)  the Company Stockholder Approval or the Parent Shareholder Approval shall not have been obtained at a duly held Company Stockholder Meeting or Parent Shareholder Meeting, as applicable, or at any adjournment or postponement thereof at which this Agreement and the transactions contemplated hereby have been voted upon, provided, however, that the right to terminate this Agreement under this Section 8.1(b)(iii) shall not be available to the Company if the failure to obtain such Company Stockholder Approval was primarily due to the Company's failure to perform any of its obligations under this Agreement and shall not be available to Parent if the failure to obtain such Parent Shareholder Approval was primarily due to Parent's failure to perform any of its obligations under this Agreement; or

          (c)   by the Company, if:

              (i)  Parent, REIT Merger Sub or Partnership Merger Sub shall have breached or failed to perform in any material respect any of its representations, warranties, covenants or other agreements set forth in this Agreement, which breach or failure to perform (x) would, or would reasonably be expected to, result in a failure of a condition set forth in Section 7.3(a) or Section 7.3(b) and (y) cannot be cured on or before the Outside Date or, if curable, is not cured by Parent within sixty (60) days of receipt by Parent of written notice of such breach or failure; provided that the Company shall not have the right to terminate this Agreement pursuant to this Section 8.1(c)(i) if the Company or Company LP are then in breach of any of their respective representations, warranties, covenants or agreements set forth in this Agreement such that the conditions set forth in either Section 7.2(a) or Section 7.2(b) would not be satisfied; or

             (ii)  the Company Board has determined to enter into an Alternative Acquisition Agreement with respect to a Superior Proposal to the extent permitted by, and subject to the terms and conditions of, Section 6.5, and the Company pays to Parent the Company Termination Fee and enters into the Alternative Acquisition Agreement with respect to such Superior Proposal, provided, that the right to terminate under this Section 8.1(c)(ii) shall not be available after the receipt of the Company Stockholder Approval; or

            (iii)  (x) the Parent Board shall have made an Adverse Recommendation Change, or (y) Parent enters into an Alternative Acquisition Agreement (other than an Acceptable Confidentiality Agreement entered into in accordance with Section 6.5); or

          (d)   by Parent, if:

              (i)  the Company shall have breached or failed to perform in any material respect any of its representations, warranties, covenants or other agreements set forth in this Agreement, which breach or failure to perform (x) would, or would reasonably be expected to, result in a failure of a condition set forth in Section 7.2(a) or Section 7.2(b) and (y) cannot be cured on or before the Outside Date or, if curable, is not cured by the Company within sixty (60) days of receipt by the Company of written notice of such breach or failure; provided that Parent shall not have the right to terminate this Agreement pursuant to this Section 8.1(d)(i) if Parent, REIT Merger Sub or Partnership Merger Sub are then in breach of any of their respective representations, warranties, covenants or agreements set forth in this Agreement such that the conditions set forth in either Section 7.3(a) or Section 7.3(b) would not be satisfied; or

             (ii)  the Parent Board has determined to enter into an Alternative Acquisition Agreement with respect to a Superior Proposal to the extent permitted by, and subject to the terms and conditions of, Section 6.5, and Parent pays to the Company the Parent Termination Fee and enters into an Alternative Acquisition Agreement with respect to such Superior Proposal, provided, that the right to terminate under this Section 8.1(d)(ii) shall not be available after the receipt of the Parent Shareholder Approval; or

            (iii)  (x) the Company Board shall have made an Adverse Recommendation Change, or (y) the Company enters into an Alternative Acquisition Agreement (other than an Acceptable Confidentiality Agreement entered into in accordance with Section 6.5).

        Section 8.2    Effect of Termination.     In the event that this Agreement is terminated and the Mergers and the other transactions contemplated by this Agreement are abandoned pursuant to Section 8.1, written notice thereof shall be given to the other party or parties, specifying the provisions hereof pursuant to which such termination is made and describing the basis therefor in reasonable detail, and this Agreement shall forthwith become null and void and of no further force or effect whatsoever without liability on the part of any party hereto (or any of the Company Subsidiaries, Parent Subsidiaries or any of the Company's or Parent's respective Representatives), and all rights and obligations of any party hereto shall cease; provided, however, that, notwithstanding anything in the foregoing to the contrary (a) no such termination shall relieve any party hereto of any liability or damages resulting from or arising out of any willful or intentional breach of this Agreement; and (b) the Confidentiality Agreement, this Section 8.2, Section 8.3, Section 8.6, Article IX and the definitions of all defined terms appearing in such sections shall survive any termination of this Agreement pursuant to Section 8.1. If this Agreement is terminated as provided herein, all filings, applications and other submissions made pursuant to this Agreement, to the extent practicable, shall be withdrawn from the agency or other person to which they were made.

        Section 8.3    Termination Fees and Expenses.

          (a)    Company Termination Fees and Expenses.

              (i)  Subject to the provisions of this Section 8.3, the Company shall pay, or cause to be paid, to Parent the Company Termination Fee (subject to adjustment (if any) in accordance with Section 8.3(c)(i)) if this Agreement is terminated:

              (A)  by the Company pursuant to Section 8.1(c)(ii), in which case, payment of the Company Termination Fee shall be a condition to the effectiveness of such termination; or

              (B)  by either the Company or Parent pursuant to Section 8.1(b)(i) or Section 8.1(b)(iii), in either case as a result of the failure to obtain the Company Stockholder Approval, and the Company (x) receives or has received an Acquisition Proposal, which proposal has been publicly announced and has not been withdrawn either (I) at or prior to the time of the Company Stockholder Meeting (with respect to a termination under Section 8.1(b)(iii)) or (II) otherwise prior to the termination of this Agreement (including if there has been no Company Stockholder Meeting), and (y) within twelve (12) months after the termination of this Agreement, consummates a transaction regarding, or executes an Alternative Acquisition Agreement which is later consummated with respect to, any Acquisition Proposal;

              (C)  by Parent pursuant to Section 8.1(d)(i), and the Company (x) receives or has received an Acquisition Proposal, which proposal has been publicly announced and has not been withdrawn prior to the termination of this Agreement, and (y) within twelve (12) months after the termination of this Agreement, consummates a transaction regarding, or executes a definitive agreement which is later consummated with respect to, any Acquisition Proposal; or

              (D)  (I) by Parent pursuant to Section 8.1(d)(iii) or (II) by either the Company or Parent pursuant to Section 8.1(b)(iii) as a results of the failure to obtain the Company Stockholder Approval following an Adverse Recommendation Change by the Company Board.

    For purposes of this Section 8.3(a), all references to "20% or more" in the definition of Acquisition Proposal shall be deemed to be references to "more than 50%."

             (ii)  Subject to the provisions of this Section 8.3, the Company shall pay, or cause to be paid, to Parent the Expense Amount if this Agreement is terminated:

              (A)  by either the Company or Parent pursuant to Section 8.1(b)(iii) as a result of the failure to obtain the Company Stockholder Approval; or

              (B)  by Parent pursuant to Section 8.1(d)(i).

          (b)    Parent Termination Fees and Expenses.

              (i)  Subject to the provisions of this Section 8.3, Parent shall pay, or cause to be paid, to the Company the Parent Termination Fee (subject to adjustment (if any) in accordance with Section 8.3(c)(i)) if this Agreement is terminated:

              (A)  by Parent pursuant to Section 8.1(d)(ii), in which case, payment of the Parent Termination Fee shall be a condition to the effectiveness of such termination; or

              (B)  by either the Company or Parent pursuant to Section 8.1(b)(i) or Section 8.1(b)(iii), in either case, as a result of the failure to obtain the Parent Shareholder Approval, and Parent (x) receives or has received an Acquisition Proposal, which proposal has been publicly announced and has not been withdrawn either (I) at or prior to the time of the Parent Shareholder Meeting (with respect to a termination under Section 8.1(b)(iii)) or (II) otherwise prior to the termination of this Agreement (including if there has been no Parent Shareholder Meeting), and (y) within twelve (12) months after the termination of this Agreement, consummates a transaction regarding, or executes an Alternative Acquisition Agreement which is later consummated with respect to, any Acquisition Proposal; or

              (C)  by the Company pursuant to Section 8.1(c)(i), and Parent (x) receives or has received an Acquisition Proposal, which proposal has been publicly announced and has not been withdrawn prior to the termination of this Agreement, and (y) within twelve (12) months after the termination of this Agreement, consummates a transaction regarding, or executes a definitive agreement which is later consummated with respect to, any Acquisition Proposal; or

              (D)  (I) by the Company pursuant to Section 8.1(c)(iii) or (II) by either the Company or Parent pursuant to Section 8.1(b)(iii) as a result of the failure to obtain the Parent Shareholder Approval following an Adverse Recommendation Change by the Parent Board.

    For purposes of this Section 8.3(b), all references to "20% or more" in the definition of Acquisition Proposal shall be deemed to be references to "more than 50%."

             (ii)  Subject to the provisions of this Section 8.3, Parent shall pay, or cause to be paid, to the Company the Expense Amount if this Agreement is terminated:

              (A)  by either the Company or Parent pursuant to Section 8.1(b)(iii) as a result of the failure to obtain the Parent Shareholder Approval; or

              (B)  by the Company pursuant to Section 8.1(c)(i).

          (c)   Notwithstanding anything to the contrary set forth in this Agreement, the parties agree that:

              (i)  payment by any party of any portion of the Expense Amount pursuant to Section 8.3(a)(ii) or Section 8.3(b)(ii), as applicable, shall not relieve such paying party of any subsequent obligation with respect to the Company Termination Fee or Parent Termination Fee, as applicable, that may arise under Sections 8.3(a)(i) or 8.3(b)(i), except that, to the extent any such obligation does arise, it shall be adjusted to an amount equal to the Company Termination Fee or Parent Termination Fee, as applicable, less all of the Expense Amount previously paid (if any) to such other party;

             (ii)  the party required to pay any Company Termination Fee, Parent Termination Fee or Expense Amount shall make such payment by wire transfer of same day funds to an account designated by the party entitled to receive such Company Termination Fee, Parent Termination Fee or Expense Amount within two (2) Business Days of such termination (or in the case of clauses (C) and (D) of Sections 8.3(a)(i) and 8.3(b)(i), two (2) Business Days of the date of the consummation of such transaction arising from any such Acquisition Proposal), but under no circumstances earlier than one (1) full Business Day after receipt of appropriate wire transfer instructions from the party entitled to payment;

            (iii)  under no circumstances shall either the Company or Parent be required to pay the Company Termination Fee or Parent Termination Fee, as applicable, on more than one occasion.

          (d)   Each of the parties hereto acknowledges that (i) the agreements contained in this Section 8.3 are an integral part of the transactions contemplated by this Agreement, (ii) the Company Termination Fee or the Parent Termination Fee, as applicable, is not a penalty, but is liquidated damages, in a reasonable amount that will compensate the Company or Parent, as the case may be, in the circumstances in which such fee is payable for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the transactions contemplated hereby, which amount would otherwise be impossible to calculate with precision, (iii) without these agreements, the parties would not enter into this Agreement; accordingly, if the Company or Parent, as the case may be, fails to timely pay any amount due pursuant to this Section 8.3 and, in order to obtain such payment, either the Company or Parent, as the case may be, commences a suit that results in a judgment against the other party for the payment of any amount set forth in this Section 8.3, such paying party shall pay the other party its costs and Expenses in connection with such suit, together with interest on such amount at the annual rate of ten percent (10%) for the period from the date such payment was required to be made through the date such payment was actually received, or such lesser rate as is the maximum permitted by applicable Law and (iv) if the Company Termination Fee or the Parent Termination Fee is payable, receipt of the Company Termination Fee or the Parent Termination Fee, as applicable, shall be the sole and exclusive remedy of the Company and the Company Subsidiaries, or Parent and the Parent Subsidiaries, as applicable, other than for any willful or intentional breach of this Agreement.

          (e)   If the Company or Parent is required to pay a Company Termination Fee, Parent Termination Fee or Expense Amount, such Company Termination Fee, Parent Termination Fee or Expense Amount shall be paid into escrow on the date such payment is required to be paid by such party pursuant to this Agreement by wire transfer of immediately available funds to an escrow account designated in accordance with this Section 8.3(e). In the event that the Company or Parent is obligated to pay a Company Termination Fee, Parent Termination Fee or Expense Amount, the amount payable to the other party in any tax year shall not exceed the lesser of (i) the Company Termination Fee, Parent Termination Fee or Expense Amount, and (ii) the sum of (A) the maximum amount that can be paid to such other party without causing it to fail to meet the requirements of Sections 856(c)(2) and (3) of the Code for the relevant tax year, determined as if the payment of such amount did not constitute income described in Sections 856(c)(2) or 856(c)(3) of the Code ("Qualifying Income"), and such receiving party has income from unknown sources during such year in an amount equal to 1% of its gross income which is not Qualifying Income (in addition to any known or anticipated income which is not Qualifying Income), in each case as determined by such party's independent accountants, plus (B) in the event such receiving party receives either (x) a letter from the paying party's counsel indicating that the receiving party has received a ruling from the IRS as described in Section 8.3(f) or (y) an opinion from its outside counsel as described in Section 8.3(f), an amount equal to the excess of the Company Termination Fee, Parent Termination Fee or Expense Amount less the amount payable under clause (A) above.

          (f)    To secure the Company or Parent's obligation to pay any amounts payable pursuant to Section 8.3(e), such paying party shall deposit into escrow an amount in cash equal to the Company Termination Fee, Parent Termination Fee or Expense Amount with an escrow agent selected by the paying party and reasonably acceptable to the receiving party on such terms (subject to this Section 8.3) as shall be mutually agreed upon by the paying party, the receiving party and the escrow agent. The payment or deposit into escrow of the Company Termination Fee, Parent Termination Fee or Expense Amount pursuant to this Section 8.3(f) shall be made at the time the paying party is obligated to pay the receiving party such amount pursuant to Section 8.3 by wire transfer. The escrow agreement shall provide that the Company Termination Fee, Parent Termination Fee or Expense Amount in escrow or any portion thereof shall not be released to the receiving party unless the escrow agent receives any one or combination of the following: (i) a letter from the receiving party's independent accountants indicating the maximum amount that can be paid by the escrow agent to the receiving party without causing such party to fail to meet the requirements of Sections 856(c)(2) and (3) of the Code determined as if the payment of such amount did not constitute Qualifying Income, and the receiving party has income from unknown sources during such year in an amount equal to 1% of its gross income which is not Qualifying Income (in addition to any known or anticipated income which is not Qualifying Income), in which case the escrow agent shall release such amount to the receiving party, or (ii) a letter from the receiving party's counsel indicating that (A) the receiving party received a ruling from the IRS holding that the receipt by such party of the Company Termination Fee, Parent Termination Fee or Expense Amount would either constitute Qualifying Income or would be excluded from gross income within the meaning of Sections 856(c)(2) and (3) of the Code or (B) the receiving party's outside counsel has rendered a legal opinion to the effect that the receipt by such party of the Company Termination Fee, Parent Termination Fee or Expense Amount should either constitute Qualifying Income should be excluded from gross income within the meaning of Sections 856(c)(2) and (3) of the Code, in which case the escrow agent shall release the remainder of the Company Termination Fee, Parent Termination Fee or Expense Amount to the receiving party. The paying party agrees to amend this Section 8.3 at the reasonable request of the receiving party in order to (i) maximize the portion of the Company Termination Fee, Parent Termination Fee or Expense Amount that may be distributed to the receiving party hereunder without causing the paying party to fail to meet the requirements of Sections 856(c)(2) and (3) of the Code, (ii) improve the receiving party's chances of securing a favorable ruling described in this Section 8.3 or (iii) assist the receiving party in obtaining a favorable legal opinion from its outside counsel as described in this Section 8.3. Any amount of the Company Termination Fee, Parent Termination Fee or Expense Amount that remains unpaid as of the end of a taxable year shall be paid as soon as possible during the following taxable year, subject to the foregoing limitations of this Section 8.3, provided, however, that the obligation of the paying party to pay the unpaid portion of the Company Termination Fee, Parent Termination Fee or Expense Amount shall terminate on the December 31 following the date which is five (5) years from the date of this Agreement.

        Section 8.4    Amendment.     Subject to compliance with applicable Law, this Agreement may be amended by mutual agreement of the parties hereto by action taken or authorized by the Parent Board and the Company Board at any time before or after receipt of the Company Stockholder Approval and prior to the REIT Merger Effective Time; provided, however, that after the Company Stockholder Approval has been obtained, there shall not be (a) any amendment of this Agreement that changes the amount or the form of the consideration to be delivered under this Agreement to the holders of Company Common Stock, or which by applicable Law or in accordance with the rules of any stock exchange requires the further approval of the stockholders of the Company or shareholders of Parent without such further approval of such stockholders or shareholders (as applicable), or (b) any amendment or change not permitted under applicable Law. This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto.

        Section 8.5    Waiver.     At any time prior to the REIT Merger Effective Time, subject to applicable Law, any party hereto may (a) extend the time for the performance of any obligation or other act of any other party hereto, (b) waive any inaccuracy in the representations and warranties of the other party contained herein or in any document delivered pursuant hereto, and (c) subject to the proviso of Section 8.4, waive compliance with any agreement or condition contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party or parties to be bound thereby. Notwithstanding the foregoing, no failure or delay by the Company, Company LP, Parent, Parent LP, REIT Merger Sub or Partnership Merger Sub in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right hereunder.

        Section 8.6    Fees and Expenses.     Except as otherwise provided in this Agreement, all Expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be paid by the party incurring such expenses, whether or not the transactions contemplated by this Agreement are consummated; provided, however, that the Company and Parent shall share equally all Expenses related to the printing and filing of the Form S-4 and the printing, filing and distribution of the Joint Proxy Statement, other than attorneys' and accountants' fees.

ARTICLE IX

GENERAL PROVISIONS

        Section 9.1    Non-Survival of Representations and Warranties.     None of the representations or warranties in this Agreement or any certificate or other writing delivered pursuant to this Agreement, including any rights arising out of any breach of such representations or warranties, shall survive the Partnership Merger Effective Time.

        Section 9.2    Notices.     Any notice, request, claim, demand and other communications hereunder shall be in writing, shall be deemed to have been given (i) upon confirmation of successful transmission if sent by facsimile transmission or e-mail of a pdf attachment (provided that any notice received by facsimile or e-mail on any Business Day after 5:00 p.m. (Eastern time) shall be deemed to have been received at 9:00 a.m. (Eastern time) on the next Business Day), or (ii) upon receipt by the receiving party if sent by reliable overnight delivery service (with proof of service), hand delivery or certified or registered mail (return receipt requested and first-class postage prepaid), and shall be addressed as follows (or at such other address for a party as shall be specified in a notice given in accordance with this Section 9.2):

if to Parent or Parent LP:
RLJ Lodging Trust 3 Bethesda Metro Center Suite 1000 Bethesda, MD 20814
Phone:	(301) 280-7777
Fax:	(301) 280-7787
Attention:	Ross H. Bierkan
Email:	rbierkan@rljlodgingtrust.com
with a copy (which shall not constitute notice) to:
Hogan Lovells US LLP 555 13th Street NW Washington, DC 20004
Phone:	(202) 637-5600
Fax:	(202) 637-5910
Attention:	David Bonser Les Reese
Email:	david.bonser@hoganlovells.com leslie.reese@hoganlovells.com
if to the Company or Company LP:
FelCor Lodging Trust Incorporated 125 E. John Carpenter Freeway Suite 1600 Irving, TX 75062
Phone:	(972) 444-4900
Fax:	(972) 444-4949
Attention:	Steven R. Goldman
Email:	sgoldman@felcor.com
with a copy (which shall not constitute notice) to:
Sidley Austin LLP 787 Seventh Avenue New York, NY 10019
Phone:	(212) 839-5300
Fax:	(212) 839-5399
Attention:	Michael Gordon; Gabriel Saltarelli
Email:	mgordon@sidley.com; gsaltarelli@sidley.com
and
Polsinelli PC 2950 North Harwood Street

Suite 2100 Dallas, TX 75201
Phone:	(214) 661-5505
Fax:	(214) 397-0033
Attention:	Robert W. Dockery
Email:	bdockery@polsinelli.com

        Section 9.3    Interpretation; Certain Definitions.     The parties hereto have participated jointly in the negotiation and drafting of this Agreement. Consequently, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement. When a reference is made in this Agreement to an Article, Section, Schedule or Exhibit, such reference shall be to an Article or Section of, or a Schedule or Exhibit to, this Agreement, unless otherwise indicated. The table of contents and headings for this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. All terms defined in this Agreement shall have the defined meanings when used in any certificate or other instrument made or delivered pursuant hereto unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any Law defined or referred to herein or in any agreement or instrument that is referred to herein means such Law as from time to time amended, modified or supplemented, including (in the case of statutes) by succession of comparable successor Laws. References to a person are also to its successors and permitted assigns. All references to "dollars" or "$" refer to currency of the United States of America.

        Section 9.4    Severability.     If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced under any present or future Law, or public policy, (a) such term or other provision shall be fully separable, (b) this Agreement shall be construed and enforced as if such invalid, illegal or unenforceable provision had never comprised a part hereof, and (c) all other conditions and provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable term or other provision or by its severance herefrom so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that transactions contemplated by this Agreement be consummated as originally contemplated to the fullest extent possible.

        Section 9.5    Assignment; Delegation.     Neither this Agreement nor any rights, interests or obligations hereunder shall be assigned or delegated, in whole or in part, by any of the parties hereto (whether by operation of Law or otherwise) without the prior written consent of the other parties hereto (except to the Surviving Entities).

        Section 9.6    Entire Agreement.     This Agreement (including the exhibits, schedules, annexes and appendices hereto) constitutes, together with the Confidentiality Agreement, the Company Disclosure Letter and the Parent Disclosure Letter, the entire agreement between the parties with respect to the subject matter hereof and thereof and supersedes all prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof and thereof.

        Section 9.7    No Third-Party Beneficiaries.     Except for the provisions of Section 6.9, this Agreement is not intended to and shall not confer any rights or remedies upon any person other than the parties hereto and their respective successors and permitted assigns. The representations and warranties in this Agreement are the product of negotiations among the parties hereto and are for the sole benefit of the parties hereto. Any inaccuracies in such representations and warranties are subject to waiver by the parties hereto in accordance with Section 8.5 without notice or liability to any other person. The representations and warranties in this Agreement may represent an allocation among the parties hereto of risks associated with particular matters regardless of the knowledge of any of the parties hereto. Accordingly, Persons other than the parties hereto may not rely upon the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date.

        Section 9.8    Specific Performance.     The parties hereto agree that irreparable damage, for which monetary damages (even if available) would not be an adequate remedy, would occur in the event that the parties hereto do not perform the provisions of this Agreement (including failing to take such actions as are required of it hereunder to consummate the Mergers and the other transactions contemplated by this Agreement) in accordance with its specified terms or otherwise breach such provisions. Accordingly, the parties acknowledge and agree that, prior to the termination of this Agreement pursuant to Section 8.1, the parties shall be entitled to an injunction, specific performance and other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, in addition to any other remedy to which they are entitled at Law or in equity. Each of the parties agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that any other party has an adequate remedy at Law or that any award of specific performance is not an appropriate remedy for any reason at Law or in equity. Any party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement shall not be required to provide any bond or other security in connection with any such order or injunction. In no event shall the exercise of any party's right to seek specific performance pursuant to this Section 9.8 reduce, restrict or otherwise limit the right of a party to terminate this Agreement pursuant to Section 8.1.

        Section 9.9    Counterparts.     This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this

Agreement by facsimile transmission or by e-mail of a pdf attachment shall be effective as delivery of a manually executed counterpart of this Agreement.

        Section 9.10    Governing Law.     This Agreement and all actions, proceedings or counterclaims (whether based on contract, tort or otherwise) directly or indirectly arising out of or relating to this Agreement or the actions of Parent, Parent LP, REIT Merger Sub, Partnership Merger Sub, the Company or Company LP in the negotiation, administration, performance and enforcement thereof, shall be governed by, and construed in accordance with, the laws of the State of Maryland, without giving effect to any choice or conflict of Laws provision or rule (whether of the State of Maryland or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Maryland, except with respect to matters under the DRULPA relating to the Partnership Merger, which shall be governed by the laws of the State of Delaware.

        Section 9.11    Consent to Jurisdiction.

          (a)   Each of the parties hereto hereby irrevocably submits to the exclusive jurisdiction of the courts of the State of Maryland and to the jurisdiction of the United States District Court for the District of Maryland, for the purpose of any action, proceeding or counterclaim (whether based on contract, tort or otherwise) directly or indirectly arising out of or relating to this Agreement or the actions of the parties hereto in the negotiation, administration, performance and enforcement thereof, and each of the parties hereto hereby irrevocably agrees that all claims in respect to such action or proceeding may be heard and determined exclusively in any state or federal court located in the State of Maryland. Each of the parties hereto further consents to the assignment to the Business and Technology Case Management Program with regard to any proceeding in the courts of the State of Maryland.

          (b)   Each of the parties hereto (i) irrevocably consents to the service of the summons and complaint and any other process in any other action or proceeding relating to the transactions contemplated by this Agreement, on behalf of itself or its property, by personal delivery of copies of such process to such party and nothing in this Section 9.11 shall affect the right of any party to serve legal process in any other manner permitted by Law, (ii) consents to submit itself to the personal jurisdiction of any United States federal court located in the State of Maryland or any Maryland state court in the event any dispute arises out of this Agreement or the transactions contemplated by this Agreement, (iii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (iv) agrees that it will not bring any action relating to this Agreement or the transactions contemplated by this Agreement in any court other than any United States federal court located in the State of Maryland or any Maryland state court. Each of Parent, Parent LP, REIT Merger Sub, Partnership Merger Sub, the Company and Company LP agrees that a final judgment in any action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.

        Section 9.12    WAIVER OF JURY TRIAL.     EACH OF THE PARTIES HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE OUT OF OR RELATING TO THIS AGREEMENT IS LIKELY TO INVOLVE

COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, OR THE ACTIONS OF THE PARTIES HERETO IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT THEREOF. EACH OF THE PARTIES HERETO CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.12.

[Remainder of page intentionally left blank; signature page follows.]

        IN WITNESS WHEREOF, Parent, Parent LP, REIT Merger Sub, Partnership Merger Sub, the Company, and Company LP have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

RLJ LODGING TRUST, a Maryland real estate investment trust
By:	/s/ ROSS H. BIERKAN
	Name:	Ross H. Bierkan
	Title:	President and CEO
RLJ LODGING TRUST, L.P., a Delaware limited partnership
By:	RLJ LODGING TRUST, its General Partner
By:	/s/ ROSS H. BIERKAN
	Name:	Ross H. Bierkan
	Title:	President and CEO

RANGERS SUB I, LLC, a Maryland limited liability company
By:	RLJ LODGING TRUST, L.P., its Sole Member
By:	RLJ LODGING TRUST, its General Partner
By:	/s/ ROSS H. BIERKAN
	Name:	Ross H. Bierkan
	Title:	President and CEO
RANGERS SUB II, LP, a Delaware limited partnership
By:	RANGERS GENERAL PARTNER, LLC, its General Partner
By:	RLJ LODGING TRUST, L.P., its Sole Member
By:	RLJ LODGING TRUST, its General Partner
By:	/s/ ROSS H. BIERKAN
	Name:	Ross H. Bierkan
	Title:	President and CEO

FELCOR LODGING TRUST INCORPORATED, a Maryland corporation
By:	/s/ STEVEN R. GOLDMAN
	Name:	Steven R. Goldman
	Title:	Chief Executive Officer
FELCOR LODGING LIMITED PARTNERSHIP, a Delaware limited partnership
By:	FELCOR LODGING TRUST INCORPORATED, its General Partner
By:	/s/ STEVEN R. GOLDMAN
	Name:	Steven R. Goldman
	Title:	Chief Executive Officer

EXHIBITS AND SCHEDULES*

*
The registrant will furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon request; provided, however, that the company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any exhibit or schedule so furnished.

Annex B

745 Seventh Avenue New York, NY 10019 United States

April 23, 2017

Board of Trustees
RLJ Lodging Trust
3 Bethesda Metro Center, Suite 1000
Bethesda, MD 20814

Members of the Board of Trustees:

        We understand that RLJ Lodging Trust, a Maryland real estate investment trust (the "Company"), RLJ Lodging Trust, L.P., a Delaware limited partnership ("Company LP"), Rangers Sub I, LLC, a Maryland limited liability company and a wholly owned subsidiary of Company LP ("REIT Merger Sub"), and Rangers Sub II, LP, a Delaware limited partnership and a wholly owned subsidiary of Company LP ("Partnership Merger Sub") intend to enter into a transaction (the "Proposed Transaction") with FelCor Lodging Trust Incorporated, a Maryland corporation ("FelCor"), and FelCor Lodging Limited Partnership, a Delaware limited partnership ("FelCor LP") pursuant to which, among other things, (i) Partnership Merger Sub will merge with and into FelCor LP, with FelCor LP being the surviving entity and a wholly owned subsidiary of Company LP, and (ii) FelCor will merge with and into REIT Merger Sub, with REIT Merger Sub being the surviving entity (the "REIT Merger"). We further understand that, upon the effectiveness of the REIT Merger, among other things, each issued and outstanding share of common stock, par value $0.01 per share, of FelCor ("FelCor Common Stock") (other than any shares to be canceled as detailed in the Agreement (as defined below)) will be converted into the right to receive 0.362 (the "Exchange Ratio") common shares of beneficial interest, par value $0.01 per share, of the Company (the "Company Common Shares"). The terms and conditions of the Proposed Transaction are set forth in more detail in the Agreement and Plan of Merger to be entered into by the Company, Company LP, REIT Merger Sub, Partnership Merger Sub, FelCor, and FelCor LP (the "Agreement"). The summary of the Proposed Transaction set forth above is qualified in its entirety by the terms of the Agreement.

        We have been requested by the Board of Trustees of the Company to render our opinion with respect to the fairness, from a financial point of view, to the Company of the Exchange Ratio to be paid by the Company in the Proposed Transaction. We have not been requested to opine as to, and our opinion does not in any manner address, the Company's underlying business decision to proceed with or effect the Proposed Transaction or the likelihood of consummation of the Proposed Transaction. In addition, we express no opinion on, and our opinion does not in any manner address, the fairness of the amount or the nature of any compensation to any officers, directors or employees of any parties to the Proposed Transaction, or any class of such persons, relative to the consideration to be paid in the Proposed Transaction. Our opinion does not address the relative merits of the Proposed Transaction as compared to any other transaction or business strategy in which the Company might engage.

        In arriving at our opinion, we reviewed and analyzed: (1) a draft of the Agreement, dated as of April 23, 2017 and the specific terms of the Proposed Transaction; (2) publicly available information concerning FelCor and the Company that we believe to be relevant to our analysis, including Felcor's Annual Report on Form 10-K for the fiscal year ended December 31, 2016, and the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2016; (3) financial and operating information with respect to the business, operations and prospects of the Company furnished to us by the Company, including financial projections of the Company prepared by management of the Company (the "Company Projections"); (4) financial and operating information with respect to the business, operations and prospects of FelCor furnished to us by FelCor, including financial projections of FelCor prepared by management of FelCor (the "FelCor Projections"); (5) financial and operating information with respect to the business, operations and prospects of FelCor furnished to us by the Company, including financial projections of FelCor prepared by management of the Company (the "Company's FelCor Projections"); (6) the pro forma impact of the Proposed Transaction on the future financial performance of the combined company, including cost savings, operating synergies and certain dis-synergies expected by management of the Company to result from the combination of the businesses of the Company and FelCor (collectively, the "Expected Synergies"), (7) a comparison of the historical and projected financial results and present financial condition of FelCor and the Company with each other and with those of other companies that we deemed relevant; (8) a comparison of the financial terms of the Proposed Transaction with the financial terms of certain other transactions that we deemed relevant; and (9) published estimates of independent research analysts with respect to the future financial performance, net asset value and price targets of FelCor and the Company. In addition, we have had discussions with the management of the Company and FelCor concerning the Company's and FelCor's business, operations, assets, liabilities, financial condition and prospects and have undertaken such other studies, analyses and investigations as we deemed appropriate.

        In arriving at our opinion, we have assumed and relied upon the accuracy and completeness of the financial and other information used by us without any independent verification of such information (and have not assumed responsibility or liability for any independent verification of such information) and have further relied upon the assurances of the management of the Company that they are not aware of any facts or circumstances that would make such information inaccurate or misleading. With respect to the Company Projections, upon the advice of the Company, we have assumed that such projections have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company as to the future financial performance of the Company and that the Company will perform substantially in accordance with such projections. With respect to the Company's FelCor Projections, upon the advice of the Company, we have assumed that such projections have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company as to the future financial performance of FelCor and that FelCor would perform substantially in accordance with such projections. Furthermore, upon the advice and direction of the Company, we have assumed with your consent that the amounts and timing of the Expected Synergies are reasonable and that the Expected Synergies will be realized in accordance with such estimates. We assume no responsibility for and we express no view as to any such projections or estimates (including the Expected Synergies) or the assumptions on which they are based. In arriving at our opinion, we have not conducted a physical inspection of the properties and facilities of FelCor or the Company and have not made or obtained any evaluations or appraisals of the assets or liabilities of FelCor or the Company. Our opinion necessarily is based upon market, economic and other conditions as they exist on, and can be evaluated as of, the date of this letter. We assume no responsibility for updating or revising our opinion based on events or circumstances that may occur after the date of this letter. In addition, we express no opinion as to the prices at which (i) shares of FelCor Common Stock would trade following the announcement of the Proposed Transaction or (ii) the Company Common Shares would trade following the announcement or consummation of the Proposed Transaction. Our opinion should not be viewed as providing any assurance that the market value of the Company Common Shares to be held by the shareholders of the Company after the consummation of the Proposed Transaction will be in excess of the market value of the Company Common Shares owned by such shareholders at any time prior to the announcement or consummation of the Proposed Transaction.

        We have assumed that the executed Agreement will conform in all material respects to the last draft reviewed by us. In addition, we have assumed the accuracy of the representations and warranties contained in the Agreement and all agreements related thereto. We have also assumed, upon the advice and direction of the Company, that all material governmental, regulatory and third party approvals, consents and releases for the Proposed Transaction will be obtained within the constraints contemplated by the Agreement and that the Proposed Transaction will be consummated in accordance with the terms of the Agreement without waiver, modification or amendment of any material term, condition or agreement thereof. We do not express any opinion as to any tax or other consequences that might result from the Proposed Transaction, nor does our opinion address any legal, tax, regulatory or accounting matters, as to which we understand that the Company has obtained such advice as it deemed necessary from qualified professionals.

        Based upon and subject to the foregoing, we are of the opinion as of the date hereof and based on and subject to the assumptions and limitations set forth in the Agreement, the Exchange Ratio to be paid by the Company in the Proposed Transaction is fair from a financial point of view to the Company.

        We have acted as financial advisor to the Company in connection with the Proposed Transaction and will receive a fee for our services, a portion of which is payable upon rendering this opinion and a substantial portion of which is contingent upon the consummation of the Proposed Transaction. In addition, the Company has agreed to reimburse our expenses and indemnify us for certain liabilities that may arise out of our engagement. We have performed various investment banking services for the Company in the past, and expect to perform such services in the future, and have received, and expect to receive, customary fees for such services. Specifically, in the past two years, we have performed the following investment banking and financial services: (i) in May 2014, as lead underwriter for the Company's public offering of the Company Common Shares and (ii) we are currently a lender in the Company's revolving credit facility.

        Barclays Capital Inc., its subsidiaries and its affiliates engage in a wide range of businesses from investment and commercial banking, lending, asset management and other financial and non-financial services. In the ordinary course of our business, we and our affiliates may actively trade and effect transactions in the equity, debt and/or other securities (and any derivatives thereof) and financial instruments (including loans and other obligations) of the Company and FelCor for our own account and for the accounts of our customers and, accordingly, may at any time hold long or short positions and investments in such securities and financial instruments.

        This opinion, the issuance of which has been approved by our Fairness Opinion Committee, is for the use and benefit of the Board of Trustees of the Company and is rendered to the Board of Trustees in connection with its consideration of the Proposed Transaction. This opinion is not intended to be and does not constitute a recommendation to any shareholder of the Company as to how such shareholder should vote with respect to the Proposed Transaction.

Very truly yours,
/s/ Barclays Capital Inc.
BARCLAYS CAPITAL INC.

Annex C

[BANK OF AMERICA MERRILL LYNCH LETTERHEAD]

April 23, 2017

The Board of Directors
FelCor Lodging Trust Incorporated
125 East John Carpenter Freeway
Suite 1600
Irving, Texas 75062

Members of the Board of Directors:

We understand that FelCor Lodging Trust Incorporated, a Maryland corporation ("FelCor"), proposes to enter into an Agreement and Plan of Merger, dated as of April 23, 2017 (the "Agreement"), among FelCor, RLJ Lodging Trust, a Maryland real estate investment trust ("RLJ"), RLJ Lodging Trust, L.P., a Delaware limited partnership ("RLJ LP"), Rangers Sub I, LLC, a Maryland limited liability company and a wholly owned subsidiary of RLJ LP ("Merger Sub"), Rangers Sub II, LP, a Delaware limited partnership and an indirect wholly owned subsidiary of RLJ LP ("Partnership Merger Sub"), and FelCor Lodging Limited Partnership, a Delaware limited partnership ("FelCor LP") pursuant to which, among other things, FelCor will merge with and into Merger Sub (the "Merger") and each outstanding share of the common stock, par value $0.01 per share, of FelCor ("FelCor Common Stock") will be converted into the right to receive 0.362 of a common share of beneficial interest, par value $0.01 per share (an "RLJ Common Share"), of RLJ (the "Exchange Ratio"). The terms and conditions of the Merger are more fully set forth in the Agreement.

We also understand that (i) prior to the Merger, Partnership Merger Sub shall merge with and into FelCor LP, with FelCor LP continuing as the surviving entity and a wholly owned subsidiary of RLJ LP, and (ii) in connection with the Merger, the outstanding shares of $1.95 Series A Cumulative Convertible Preferred Stock, par value $0.01 per share, of FelCor will be converted into the right to receive an equivalent number of Series A cumulative convertible preferred shares, par value $0.01 per share, of RLJ (such transactions described in clauses (i) and (ii) above and the other transactions contemplated by the Agreement (other than the Merger), collectively, the "Related Transactions").

You have requested our opinion as to the fairness, from a financial point of view, to the holders of FelCor Common Stock of the Exchange Ratio provided for in the Merger.

In connection with this opinion, we have, among other things:

  (1)
  reviewed certain publicly available business and financial information relating to FelCor and RLJ;

  (2)
  reviewed certain internal financial and operating information with respect to the business, operations and prospects of FelCor furnished to or discussed with us by the management of FelCor, including certain financial forecasts relating to FelCor prepared by the management of FelCor (such forecasts, the "FelCor Forecasts");

  (3)
  reviewed certain internal financial and operating information with respect to the business, operations and prospects of RLJ furnished to or discussed with us by the management of RLJ, including certain financial forecasts relating to RLJ prepared by the management of RLJ as extrapolated by FelCor and approved for our use by FelCor (such forecasts, the "RLJ Forecasts");

  (4)
  reviewed certain estimates approved by FelCor management as to the net asset values of the hospitality properties owned by FelCor and RLJ (such estimates, the "NAV Estimates");

  (5)
  reviewed certain estimates as to the amount and timing of cost savings (collectively, the "Cost Savings") anticipated by the managements of FelCor and RLJ to result from the Merger;

  (6)
  discussed the past and current business, operations, financial condition and prospects of FelCor with members of senior managements of FelCor and RLJ, and discussed the past and current business, operations, financial condition and prospects of RLJ with members of senior managements of FelCor and RLJ;

  (7)
  reviewed the potential pro forma financial impact of the Merger on the future financial performance of RLJ, including the potential effect on RLJ's estimated funds from operations;

  (8)
  reviewed the trading histories for FelCor Common Stock and RLJ Common Shares and a comparison of such trading histories with each other and with the trading histories of other companies we deemed relevant;

  (9)
  compared certain financial and stock market information of FelCor and RLJ with similar information of other companies we deemed relevant;

  (10)
  compared certain financial terms of the Merger to financial terms, to the extent publicly available, of other transactions we deemed relevant;

  (11)
  reviewed the relative financial contributions of FelCor and RLJ to the future financial performance of the combined company on a pro forma basis;

  (12)
  considered the results of our efforts on behalf and at the direction of FelCor to solicit indications of interest from, and to respond to inquiries of, third parties with respect to a possible transaction involving FelCor;

  (13)
  reviewed a draft, dated April 22, 2017, of the Agreement (the "Draft Agreement"); and

  (14)
  performed such other analyses and studies and considered such other information and factors as we deemed appropriate.

In arriving at our opinion, we have assumed and relied upon, without independent verification, the accuracy and completeness of the financial and other information and data publicly available or provided to or otherwise reviewed by or discussed with us and have relied upon the assurances of the managements of FelCor and RLJ that they are not aware of any facts or circumstances that would make such information or data inaccurate or misleading in any material respect. With respect to the FelCor Forecasts and the NAV Estimates, we have been advised by FelCor, and have assumed, that they have been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of FelCor as to the future financial performance of FelCor and the values of the hospitality properties owned by FelCor and RLJ, respectively. We have further assumed that the proposed dispositions of certain hospitality properties of FelCor reflected in the FelCor Forecasts will be consummated in the manner and at the values projected by FelCor. With respect to the RLJ Forecasts prepared by the management of RLJ and Cost Savings, we have been advised by RLJ, and have assumed, with the consent of FelCor, that they have been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of RLJ as to the future financial performance of RLJ and other matters covered thereby. As you are aware, we have not been provided with, and we did not have access to, financial forecasts relating to RLJ prepared by the management of RLJ for 2021. With respect to the RLJ Forecasts for such time period, we have been advised by FelCor and have assumed at the direction of FelCor, that based upon management of FelCor's review and assessment of the future financial results reflected in the RLJ Forecasts, the RLJ Forecasts are a reasonable basis upon which to evaluate the future financial performance of RLJ. We have not made or been provided with any independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of FelCor or RLJ, nor have we made any physical inspection of the properties or assets of FelCor or RLJ. We have not evaluated the solvency or fair value of FelCor or RLJ under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. We have assumed, at the direction of FelCor, that the Merger will be consummated in accordance with its terms, without waiver, modification or amendment of any material term, condition or agreement and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the Merger, no delay, limitation, restriction or condition, including any divestiture requirements or amendments or modifications, will be imposed that would have an adverse effect on FelCor, RLJ or the contemplated benefits of the Merger. We also have assumed, at the direction of FelCor, that the final executed Agreement will not differ in any material respect from the Draft Agreement reviewed by us.

We express no view or opinion as to the Related Transactions or any terms or other aspects of the Merger (other than the Exchange Ratio to the extent expressly specified herein), including, without limitation, the form or structure of the Merger, the form or structure, or financial or other terms, of any Related Transactions, aspects or implications of any voting or support agreements or any governance or other arrangements, agreements or understandings entered into in connection with or related to the Merger, the Related Transactions or otherwise. Our opinion is limited to the fairness, from a financial point of view, of the Exchange Ratio to holders of FelCor Common Stock and no opinion or view is expressed with respect to any consideration received in connection with the Merger by the holders of any class of securities, creditors or other constituencies of any party. In addition, no opinion or view is expressed with respect to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to any of the officers, directors or employees of any party to the Merger, or class of such persons, relative to the Exchange Ratio. Furthermore, no opinion or view is expressed as to the relative merits of the Merger in comparison to other strategies or transactions that might be available to FelCor or in which FelCor might engage (including with respect to proposals received from Ashford Hospitality Trust relating to a possible acquisition of FelCor) or as to the underlying business decision of FelCor to proceed with or effect the Merger. We are not expressing any opinion as to what the value of RLJ Common Shares actually will be when issued or the prices at which FelCor Common Stock or RLJ Common Shares will trade at any time, including following announcement or consummation of the Merger. In addition, we express no opinion or recommendation as to how any stockholder should vote or act in connection with the Merger or any related matter.

We have acted as financial advisor to FelCor in connection with the Merger and will receive a fee for our services, a portion of which is payable upon the rendering of this opinion and a significant portion of which is contingent upon consummation of the Merger. In addition, FelCor has agreed to reimburse our expenses and indemnify us against certain liabilities arising out of our engagement.

We and our affiliates comprise a full service securities firm and commercial bank engaged in securities, commodities and derivatives trading, foreign exchange and other brokerage activities, and principal investing as well as providing investment, corporate and private banking, asset and investment management, financing and financial advisory services and other commercial services and products to a wide range of companies, governments and individuals. In the ordinary course of our businesses, we and our affiliates may invest on a principal basis or on behalf of customers or manage funds that invest, make or hold long or short positions, finance positions or trade or otherwise effect transactions in equity, debt or other securities or financial instruments (including derivatives, bank loans or other obligations) of FelCor, RLJ and certain of their respective affiliates.

We and our affiliates in the past have provided, currently are providing, and in the future may provide, investment banking, commercial banking and other financial services to FelCor and have received or in the future may receive compensation for the rendering of these services, including (i) having acted as a joint book runner and co-lead arranger for, and as a lender under, certain loans and/or revolvers for FelCor, (ii) having acted as joint book runner to FelCor in a debt capital market transaction and in an equity follow on offering, (ii) having acted as joint dealer manager in a debt tender offer, and having provided or providing certain treasury and trade management products and services.

In addition, we and our affiliates in the past have provided, currently are providing, and in the future may provide, investment banking, commercial banking and other financial services to RLJ and have received or in the future may receive compensation for the rendering of these services, including having acted as a joint book runner and co-lead arranger for, and as a lender under, certain loans and/or revolvers for RLJ.

It is understood that this letter is for the benefit and use of the Board of Directors of FelCor (in its capacity as such) in connection with and for purposes of its evaluation of the Merger.

Our opinion is necessarily based on financial, economic, monetary, market and other conditions and circumstances as in effect on, and the information made available to us as of, the date hereof. It should be understood that subsequent developments may affect this opinion, and we do not have any obligation to update, revise, or reaffirm this opinion. The issuance of this opinion was approved by a fairness opinion review committee of Merrill Lynch, Pierce, Fenner & Smith Incorporated.

Based upon and subject to the foregoing, including the various assumptions and limitations set forth herein, we are of the opinion on the date hereof that the Exchange Ratio provided for in the Merger is fair, from a financial point of view, to the holders of FelCor Common Stock.

Very truly yours,

/s/ Merrill Lynch, Pierce, Fenner & Smith Incorporated

MERRILL LYNCH, PIERCE, FENNER & SMITH
       INCORPORATED

Annex D

FORM OF VOTING AGREEMENT

        THIS VOTING AGREEMENT, dated as of [•], 2017 (this "Agreement"), is made by and among RLJ Lodging Trust, a Maryland real estate investment trust ("Parent"), RLJ Lodging Trust, L.P., a Delaware limited partnership ("Parent LP" and, together with Parent, the "Parent Parties") and [•] (the "Stockholder) of FelCor Lodging Trust Incorporated, a Maryland corporation (the "Company").

W I T N E S S E T H:

        WHEREAS, concurrently with the execution of this Agreement, the Parent Parties, the Company, FelCor Lodging Limited Partnership, a Delaware limited partnership ("Company LP"), Rangers Sub I, LLC, a Maryland limited liability company and a wholly owned subsidiary of Parent LP ("REIT Merger Sub"), and Rangers Sub II, LP, a Delaware limited partnership and an indirect wholly owned subsidiary of Parent LP ("Partnership Merger Sub") have entered into an Agreement and Plan of Merger (the "Merger Agreement") which, among other things, provides for (i) the merger of the Company with and into REIT Merger Sub with REIT Merger Sub being the surviving entity (the "REIT Merger") immediately after (ii) the merger of Partnership Merger Sub with and into Company LP, with Company LP continuing as the surviving entity and a wholly owned subsidiary of Parent LP (the "Partnership Merger" and, together with the Parent Merger, the "Mergers");

        WHEREAS, as a condition and an inducement to the Parent Parties' willingness to enter into the Merger Agreement, the Parent Parties have required that the Stockholder agrees, and the Stockholder has agreed to, enter into this Agreement with respect to (i) all common stock, par value $0.01 per share, of the Company (the "Company Common Stock") and (ii) all limited partnership interests in Company LP designated as a "Partnership Unit" (the "Company Partnership Units") under the Company Partnership Agreement (as defined in the Merger Agreement), in each case that the Stockholder owns, if any, beneficially (as defined in Rule 13d-3 under the Exchange Act) or of record;

        WHEREAS, the Stockholder is the beneficial or record owner, and has either sole or shared voting power over, such number of shares of the Company Common Stock and the Company Partnership Units (the "Company Units"), if any, as is indicated opposite the Stockholder's name on Schedule A attached hereto; and

        WHEREAS, Parent desires that the Stockholder agree, and the Stockholder is willing to agree, subject to the limitations herein, not to Transfer (as defined below) any of its Subject Securities (as defined below), and to vote its Subject Securities in a manner so as to facilitate consummation of the Mergers.

        NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, do hereby agree as follows:

        1.    Definitions.    Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement. When used in this Agreement, the following terms in all of their tenses, cases and correlative forms shall have the meanings assigned to them in this Section 1 or elsewhere in this Agreement.

        "Expiration Time" shall mean the earliest to occur of (i) the approval of the Merger Agreement at the Company Stockholder Meeting, (ii) such date and time as the Merger Agreement shall be terminated pursuant to Article VIII thereof or (iii) the termination of this Agreement by mutual written consent of the parties hereto.

        "Permitted Transfer" shall mean, in each case, with respect to the Stockholder, so long as (i) such Transfer is in accordance with applicable Law and (ii) the Stockholder is and at all times has been in compliance with this Agreement, any Transfer of Subject Securities by the Stockholder (x) to an Affiliate of the Stockholder or (y) to any member of the Stockholder's immediate family, or to a trust for the benefit of the Stockholder or any member of the Stockholder's immediate family, so long as such Affiliate or other permitted transferee (if applicable), in connection with such Transfer, executes a joinder to this Agreement pursuant to which such Affiliate or other permitted transferee (if applicable) agrees to become a party to this Agreement and be subject to the restrictions applicable to the Stockholder and otherwise become a party for all purposes of this Agreement; provided, that no such Transfer shall relieve the transferring Stockholder from [his][her] obligations under this Agreement, other than with respect to the Company Common Stock or the Company Units transferred in accordance with the foregoing provision.

        "Subject Securities" shall mean, collectively, the Company Common Stock, the New Company Stock, the Company Units, and the New Company Units.

        "Transfer" shall mean (i) any direct or indirect offer, sale, assignment, encumbrance, pledge, hypothecation, disposition, loan or other transfer (by operation of Law or otherwise), either voluntary or involuntary, or entry into any contract, option or other arrangement or understanding with respect to any offer, sale, assignment, encumbrance, pledge, hypothecation, disposition, loan or other transfer (by operation of Law or otherwise), of any Subject Securities (or any security convertible or exchangeable into Subject Securities) or interest in any Subject Securities, including, without limitation, a redemption of the Company Partnership Units for cash pursuant to the terms of the Company Partnership Agreement, but excluding, for the avoidance of doubt, entry into this Agreement, or (ii) entering into any swap or any other agreement, transaction or series of transactions that hedges or transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of such capital stock or interest in capital stock, whether any such swap, agreement, transaction or series of transactions is to be settled by delivery of securities, in cash or otherwise. For purposes of this Agreement, "capital stock" shall include interests in a limited partnership.

        2.    Agreement to Retain the Company Common Stock and the Company Units.

          2.1    Transfer and Encumbrance of Subject Securities.    Other than a Permitted Transfer, hereafter until the Expiration Time, the Stockholder agrees, with respect to any Subject Securities beneficially owned by the Stockholder, not to (i) Transfer any such Subject Securities, or (ii) deposit any such Subject Securities into a voting trust or enter into a voting agreement or arrangement with respect to such Subject Securities or grant any proxy (except as otherwise provided herein) or power of attorney with respect thereto.

          2.2    Additional Purchases.    The Stockholder agrees that any Company Common Stock and other capital shares of the Company that the Stockholder purchases or otherwise acquires or with respect to which the Stockholder otherwise acquires sole or shared voting power after the execution of this Agreement and prior to the Expiration Time (the "New Company Stock") and any Company Partnership Units or other partnership interests of Company LP that the Stockholder purchases or otherwise acquires or with respect to which the Stockholder otherwise acquires sole or shared voting power after the execution of this Agreement and prior to the Expiration Time (the "New Company Units") shall, in each case, be subject to the terms and conditions of this Agreement to the same extent as if they constituted the Company Common Stock or the Company Units, as applicable.

          2.3    Unpermitted Transfers.    Any Transfer or attempted Transfer of any Subject Securities in violation of this Section 2 shall, to the fullest extent permitted by Law, be null and void ab initio. Notwithstanding the foregoing or any other provision in this Agreement to the contrary, to the extent any of the Company Common Stock or the Company Units held by the Stockholder subject to any Lien (as set forth on Schedule A hereto) become subject to foreclosure, forfeiture or other similar proceedings, thereby causing the Stockholder to be unable to comply with [his][her] obligations under this Agreement with respect to such securities, the Stockholder shall not be deemed to be in breach of this Agreement with respect to the Stockholder's obligations with respect to such Company Common Stock or Company Units.

        3.    Agreement to Vote and Approve.

          3.1    Company Common Stock.    Hereafter until the Expiration Time, at every meeting of the stockholders of the Company called with respect to any of the following matters, and at every adjournment or postponement thereof, and on every action or approval by written consent of the stockholders of the Company with respect to any of the following matters, the Stockholder shall, or shall cause the holder of record on any applicable record date to (including via proxy), vote 100% of the Company Common Stock and any New Company Stock owned by the Stockholder: (i) in favor of the Parent Merger, and (ii) against (a) any Acquisition Proposal for the Company, (b) any action or agreement that would reasonably be expected to result in any condition to the consummation of the Mergers set forth in Article VII of the Merger Agreement not being fulfilled, and (c) any action which could reasonably be expected to impede, interfere with, materially delay, materially postpone or materially adversely affect consummation of the transactions contemplated by the Merger Agreement.

          3.2    Company Units.    Hereafter until the Expiration Time, on every action or approval by written consent of the partners of Company LP with respect to any of the following matters, whether contemplated now or at any time prior to the Expiration Time, and at every meeting of the partners of Company LP called with respect to any of the following matters, and at every adjournment or postponement thereof, the Stockholder shall, or shall cause the holder of record on any applicable record date to (including via proxy), vote the Company Units and any New Company Units: (i) in favor of the Partnership Merger; (ii) in favor of any amendment to the Company Partnership Agreement proposed to facilitate the Partnership Merger or the other transactions contemplated by the Merger Agreement; and (iii) against (a) any action or agreement that would reasonably be expected to result in any condition to the consummation of the Mergers set forth in Article VII of the Merger Agreement not being fulfilled, and (b) any action which could reasonably be expected to impede, interfere with, materially delay, materially postpone or materially adversely affect consummation of the transactions contemplated by the Merger Agreement.

        4.    Irrevocable Proxy.    By execution of this Agreement, the Stockholder does hereby appoint and constitute Parent, and any one or more other individuals designated by Parent, and each of them individually, until the Expiration Time (at which time this proxy shall automatically be revoked), with full power of substitution and resubstitution, as the Stockholder's true and lawful attorneys-in-fact and irrevocable proxies, to the fullest extent of the Stockholder's rights with respect to the Subject Securities beneficially owned by the Stockholder, to vote such Subject Securities solely with respect to the matters set forth in Section 3 hereof; provided, however, that the foregoing shall only be effective if the Stockholder fails to be counted as present, to consent or to vote the Stockholder's Subject Securities, as applicable, in accordance with Section 3. The Stockholder intends this proxy to be irrevocable and coupled with an interest hereafter until the Expiration Time (at which time this proxy shall automatically be revoked) for all purposes and hereby revokes any proxy previously granted by the Stockholder with respect to its Subject Securities. The Stockholder hereby ratifies and confirms all actions that the proxies appointed hereunder may lawfully do or cause to be done in accordance with this Agreement.

        5.    Representations and Warranties of the Stockholder.    The Stockholder hereby represents and warrants to the Parent Parties as follows:

          5.1    Due Authority.    The Stockholder has the legal capacity and full power and authority to make, enter into and carry out the terms of this Agreement and to grant the irrevocable proxy as set forth in Section 4 hereof. This Agreement has been duly and validly executed and delivered by the Stockholder and constitutes a valid and binding agreement of the Stockholder enforceable against [him][her] in accordance with its terms, except to the extent enforceability may be limited by the effect of applicable bankruptcy, reorganization, insolvency, moratorium or other Laws affecting the enforcement of creditors' rights generally and the effect of general principles of equity, regardless of whether such enforceability is considered in a proceeding at Law or in equity.

          5.2    Ownership of the Company Common Stock and the Company Units.    As of the date hereof, the Stockholder (i) is the beneficial or record owner of the Company Common Stock and the Company Partnership Units indicated on Schedule A hereto opposite the Stockholder's name, free and clear of any and all Liens, other than those created by this

  Agreement, as disclosed on Schedule A or as would not prevent the Stockholder from performing [his][her] obligations under this Agreement, and (ii) has either sole or shared voting power over all of the Company Common Stock and the Company Units beneficially owned by the Stockholder. As of the date hereof, the Stockholder does not own, beneficially or of record, any capital stock or other securities of the Company or Company LP other than the Company Common Stock and the Company Partnership Units set forth on Schedule A opposite the Stockholder's name. As of the date hereof, the Stockholder does not own, beneficially or of record, any rights to purchase or acquire any shares of capital stock of the Company or Company LP except as set forth on Schedule A opposite the Stockholder's name.

          5.3    No Conflict; Consents.

            (a)   The execution and delivery of this Agreement by the Stockholder do not, and the performance by the Stockholder of the obligations under this Agreement and the compliance by the Stockholder with any provisions hereof do not and will not: (i) conflict with or violate in any material respect any Laws applicable to the Stockholder, or (ii) result in any material breach of or constitute a material default (or an event that with notice or lapse of time or both would become a material default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the Company Common Stock or the Company Units beneficially owned by the Stockholder pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Stockholder is a party or by which the Stockholder is bound.

            (b)   No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority or any other Person, is required by or with respect to the Stockholder in connection with the execution and delivery of this Agreement or the consummation by the Stockholder of the transactions contemplated hereby.

          5.4    Absence of Litigation.    There is no Action pending against, or, to the knowledge of the Stockholder, threatened against or affecting, the Stockholder or any of its Affiliates or any of their respective properties or assets (including the Company Common Stock and the Company Units beneficially owned by the Stockholder) at Law or in equity that could reasonably be expected to impair or adversely affect the ability of the Stockholder to perform the Stockholder's obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

          5.5    Ownership of Parent Common Shares and Interests in Parent LP.    As of the date hereof, the Stockholder does not own, beneficially or of record, any Parent Common Shares or any partnership interests in Parent LP.

        6.    Termination.    This Agreement shall terminate and shall have no further force or effect immediately following the Expiration Time.

        7.    Notice of Certain Events.    The Stockholder shall notify Parent promptly of (a) any fact, event or circumstance that would cause, or reasonably be expected to cause or constitute, a breach in any material respect of the representations and warranties of the Stockholder under this Agreement and (b) the receipt by the Stockholder of any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with this Agreement; provided, however, that the delivery of any notice pursuant to this Section 7 shall not limit or otherwise affect the remedies available to any party.

        8.    Miscellaneous.

          8.1    Notices.    Any notice, request, claim, demand and other communications hereunder shall be in writing, shall be deemed to have been given (i) upon confirmation of successful transmission if sent by facsimile transmission or e-mail of a pdf attachment (provided that any notice received by facsimile or e-mail on any Business Day after 5:00 p.m. (Eastern time) shall be deemed to have been received at 9:00 a.m. (Eastern time) on the next Business Day), or (ii) upon receipt by the receiving party if sent by reliable overnight delivery service (with proof of service), hand delivery or certified or registered mail (return receipt requested and first-class postage prepaid), and shall be addressed as follows (or at such other address for a party as shall be specified in a notice given in accordance with this Section 8.1):

if to the Parent Parties:
RLJ Lodging Trust 3 Bethesda Metro Center Suite 1000 Bethesda, MD 20814
Phone:	(301) 280-7777
Fax:	(301) 280-7787
Attention:	Ross H. Bierkan
Email:	rbierkan@rljlodgingtrust.com
with a copy (which shall not constitute notice) to:
Hogan Lovells US LLP 555 13th Street NW Washington, DC 20004
Phone:	(202) 637-5600
Fax:	(202) 637-5910
Attention:	David Bonser Les Reese
Email:	david.bonser@hoganlovells.com leslie.reese@hoganlovells.com

if to the Stockholder:
To the address for notice set forth on the last page hereof.

  Or to such other address as any party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective upon receipt.

          8.2    Severability.    If any term or other provision of this Agreement is determined to be invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

          8.3    Binding Effect and Assignment.    This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. The Company and Company LP shall be express third party beneficiaries of the agreements of the Stockholder contained in this Agreement.

          8.4    Amendments and Modification.    This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

          8.5    Entire Agreement.    This Agreement (including the exhibits, schedules, annexes and appendices hereto) constitutes the entire agreement between the parties with respect to the subject matter hereof and thereof and supersedes all prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof and thereof.

          8.6    Specific Performance.    The parties hereto agree that irreparable damage, for which monetary damages (even if available) would not be an adequate remedy, would occur in the event that the parties hereto do not perform the provisions of this Agreement in accordance with its specified terms or otherwise breach such provisions. Accordingly, the parties acknowledge and agree that the parties shall be entitled to an injunction, specific performance and other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, in addition to any other remedy to which they are entitled at Law or in equity. Each of the parties agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that any other party has an adequate remedy at Law or that any award of specific performance is not an appropriate remedy for any reason at Law or in equity. Any party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement shall not be required to provide any bond or other security in connection with any such order or injunction.

          8.7    Counterparts.    This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission or by e-mail of a pdf attachment shall be effective as delivery of a manually executed counterpart of this Agreement.

          8.8    Governing Law.    This Agreement and all actions, proceedings or counterclaims (whether based on contract, tort or otherwise) directly or indirectly arising out of or relating to this Agreement or the actions of Parent, Parent LP, or the Stockholder in the negotiation, administration, performance and enforcement thereof, shall be governed by, and construed in accordance with, the laws of the State of Maryland, without giving effect to any choice or conflict of Laws provision or rule (whether of the State of Maryland or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Maryland.

          8.9    Consent to Jurisdiction.

            (a)   Each of the parties hereto hereby irrevocably submits to the exclusive jurisdiction of the courts of the State of Maryland and to the jurisdiction of the United States District Court for the District of Maryland, for the purpose of any action, proceeding or counterclaim (whether based on contract, tort or otherwise) directly or indirectly arising out of or relating to this Agreement or the actions of the parties hereto in the negotiation, administration, performance and enforcement thereof, and each of the parties hereto hereby irrevocably agrees that all claims in respect to such action or proceeding may be heard and determined exclusively in any state or federal court located in the State of Maryland. Each of the parties hereto further consents to the assignment to the Business and Technology Case Management Program with regard to any proceeding in the courts of the State of Maryland.

            (b)   Each of the parties hereto (i) irrevocably consents to the service of the summons and complaint and any other process in any other action or proceeding relating to the transactions contemplated by this Agreement, on behalf of itself or its property, by personal delivery of copies of such process to such party and nothing in this Section 8.9 shall affect the right of any party to serve legal process in any other manner permitted by Law, (ii) consents to submit itself to the personal jurisdiction of any United States federal court located in the State of Maryland or any Maryland state court in the event any dispute arises out of this Agreement or the transactions contemplated by this Agreement, (iii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (iv) agrees that it will not bring any action relating to this Agreement or the transactions contemplated by this Agreement in any court other than any United States federal court located in the State of Maryland or any Maryland state court. Each of Parent, Parent LP, and the Stockholder agrees that a final judgment in any action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.

          8.10    WAIVER OF JURY TRIAL.    EACH OF THE PARTIES HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE OUT OF OR RELATING TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, OR THE ACTIONS OF THE PARTIES HERETO IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT THEREOF. EACH OF THE PARTIES HERETO CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.10.

          8.11    No Agreement Until Executed.    Irrespective of negotiations among the parties or the exchanging of drafts of this Agreement, this Agreement shall not constitute or be deemed to evidence a contract, agreement, arrangement or understanding between the parties hereto unless and until (i) the Merger Agreement is executed and delivered by all parties thereto, and (ii) this Agreement is executed and delivered by all parties hereto.

          8.12    Legal Representation.    This Agreement was negotiated by the parties with the benefit of legal representation and any rule of construction or interpretation otherwise requiring this Agreement to be construed or interpreted against any party shall not apply to any construction or interpretation thereof.

          8.13    Expenses.    All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense, whether or not the Mergers are consummated.

          8.14    Action in Stockholder Capacity Only.    No Person executing this Agreement (or designee or Representative of such Person) who has been, is or becomes during the term of this Agreement a director, trustee, officer or fiduciary of the Company shall be deemed to make any agreement or understanding in this Agreement in such Person's capacity as a director, trustee, officer or fiduciary of the Company. The parties acknowledge and agree that this Agreement is entered into by the Stockholder solely in [his][her] capacity as the beneficial owner or record holder of Company Common Stock or Company Units and nothing in this Agreement shall restrict, limit or affect (or require the Stockholder to attempt to restrict, limit or affect) in any respect any actions taken by the Stockholder or [his][her] designees or Representatives who are a director, trustee, officer or fiduciary of the Company in [his][her] capacity as a director, trustee, officer or fiduciary of the Company. Neither the Stockholder nor any of [his][her] designees or Representatives shall have any liability under this Agreement as a result of any action or inaction by the Stockholder or its designees or Representatives acting in [his][her] capacity as an officer, trustee, director or fiduciary of the Company, it being understood that any action taken (or failure to take action) by the Stockholder or its designees or Representatives in such capacity to approve an Adverse Recommendation Change shall have no effect on the obligations of the Stockholder under this Agreement as the record holder or beneficial owner of Subject Securities if this Agreement has not been terminated in accordance with its terms. For the avoidance of doubt, nothing in this Section 8.14 shall in any way modify, alter or amend any of the terms of the Merger Agreement.

          8.15    Documentation and Information.    The Stockholder consents to and authorizes the publication and disclosure by Parent and the Company of the Stockholder's identity and holdings of the Company Common Stock and the Company Units, and the nature of the Stockholder's commitments, arrangements and understandings under this Agreement, in any press release or any other disclosure document required in connection with the Mergers or any other transaction contemplated by the Merger Agreement. As promptly as practicable, the Stockholder shall notify Parent of any required corrections with respect to any written information supplied by the Stockholder specifically for use in any such disclosure document, if and to the extent the Stockholder becomes aware that any have become false or misleading in any material respect.

[Remainder of page intentionally left blank; signature page follows.]

        IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.

RLJ LODGING TRUST, a Maryland real estate investment trust
By:
Name:
Title:
RLJ LODGING TRUST, L.P., a Delaware limited partnership
By:	RLJ LODGING TRUST, its General Partner
By:
Name:
Title:

[Signature Page to Voting Agreement]

STOCKHOLDER:
[Name]
Stockholder's Address for Notice:

[Signature Page to Voting Agreement]

Schedule A

Name	Company Common Stock	Company Units	Restricted Company Common Stock (Unvested)
[Stockholder]

Annex E

FORM OF VOTING AGREEMENT

        THIS VOTING AGREEMENT, dated as of [•], 2017 (this "Agreement"), is made by and among FelCor Lodging Trust Incorporated, a Maryland corporation (the "Company"), FelCor Lodging Limited Partnership, a Delaware limited partnership ("Company LP" and, together with Parent, the "Company Parties") and the undersigned shareholder (the "Shareholder) of RLJ Lodging Trust, a Maryland real estate investment trust ("Parent").

W I T N E S S E T H:

        WHEREAS, concurrently with the execution of this Agreement, the Company Parties, Parent, RLJ Lodging Trust, L.P., a Delaware limited partnership ("Parent LP"), Rangers Sub I, LLC, a Maryland limited liability company and a wholly owned subsidiary of Parent LP ("REIT Merger Sub"), and Rangers Sub II, LP, a Delaware limited partnership and an indirect wholly owned subsidiary of Parent LP ("Partnership Merger Sub") have entered into an Agreement and Plan of Merger (the "Merger Agreement") which, among other things, provides for (i) the merger of the Company with and into REIT Merger Sub with REIT Merger Sub being the surviving entity (the "REIT Merger") immediately after (ii) the merger of Partnership Merger Sub with and into Company LP, with Company LP continuing as the surviving entity and a wholly owned subsidiary of Parent LP (the "Partnership Merger" and, together with the Parent Merger, the "Mergers");

        WHEREAS, as a condition and an inducement to the Company Parties' willingness to enter into the Merger Agreement, the Company Parties have required that the Shareholder agrees, and the Shareholder has agreed to, enter into this Agreement with respect to (i) all common shares of beneficial interest, par value $0.01 per share, of Parent (the "Parent Common Shares") and (ii) all limited partnership interests in Parent LP designated as a "Class A Unit" (the "Parent Partnership Units") under the Parent Partnership Agreement, in each case that the Shareholder owns, if any, beneficially (as defined in Rule 13d-3 under the Exchange Act) or of record;

        WHEREAS, the Shareholder is the beneficial or record owner, and has either sole or shared voting power over, such number of Parent Common Shares and Parent Partnership Units (the "Parent Units"), if any, as is indicated opposite the Shareholder's name on Schedule A attached hereto; and

        WHEREAS, the Company desires that the Shareholder agree, and the Shareholder is willing to agree, subject to the limitations herein, not to Transfer (as defined below) any of its Subject Securities (as defined below), and to vote its Subject Securities in a manner so as to facilitate consummation of the Mergers.

        NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, do hereby agree as follows:

        1.    Definitions.    Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement. When used in this Agreement, the following terms in all of their tenses, cases and correlative forms shall have the meanings assigned to them in this Section 1 or elsewhere in this Agreement.

        "Expiration Time" shall mean the earliest to occur of (i) the approval of the Parent Share Issuance at the Parent Shareholder Meeting, (ii) such date and time as the Merger Agreement shall be terminated pursuant to Article VIII thereof or (iii) the termination of this Agreement by mutual written consent of the parties hereto.

        "Permitted Transfer" shall mean, in each case, with respect to the Shareholder, so long as (i) such Transfer is in accordance with applicable Law and (ii) the Shareholder is and at all times has been in compliance with this Agreement, any Transfer of Subject Securities by the Shareholder (x) to an Affiliate of the Shareholder or (y) to any member of the Shareholder's immediate family, or to a trust for the benefit of the Shareholder or any member of the Shareholder's immediate family, so long as such Affiliate or other permitted transferee (if applicable), in connection with such Transfer, executes a joinder to this Agreement pursuant to which such Affiliate or other permitted transferee (if applicable) agrees to become a party to this Agreement and be subject to the restrictions applicable to the Shareholder and otherwise become a party for all purposes of this Agreement; provided, that no such Transfer shall relieve the transferring Shareholder from [his][her] obligations under this Agreement, other than with respect to the Parent Common Shares or the Parent Units transferred in accordance with the foregoing provision.

        "Subject Securities" shall mean, collectively, the Parent Common Shares, the New Parent Shares, the Parent Units, and the New Parent Units.

        "Transfer" shall mean (i) any direct or indirect offer, sale, assignment, encumbrance, pledge, hypothecation, disposition, loan or other transfer (by operation of Law or otherwise), either voluntary or involuntary, or entry into any contract, option or other arrangement or understanding with respect to any offer, sale, assignment, encumbrance, pledge, hypothecation, disposition, loan or other transfer (by operation of Law or otherwise), of any Subject Securities (or any security convertible or exchangeable into Subject Securities) or interest in any Subject Securities, including, without limitation, a redemption of the Parent Partnership Units for cash pursuant to the terms of the Parent Partnership Agreement, but excluding, for the avoidance of doubt, entry into this Agreement, or (ii) entering into any swap or any other agreement, transaction or series of transactions that hedges or transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of such capital stock or interest in capital stock, whether any such swap, agreement, transaction or series of transactions is to be settled by delivery of securities, in cash or otherwise. For purposes of this Agreement, "capital stock" shall include interests in a limited partnership.

        2.    Agreement to Retain the Parent Common Shares and the Parent Units.

          2.1    Transfer and Encumbrance of Subject Securities.    Other than a Permitted Transfer, hereafter until the Expiration Time, the Shareholder agrees, with respect to any Subject Securities beneficially owned by the Shareholder, not to (i) Transfer any such Subject Securities, or (ii) deposit any such Subject Securities into a voting trust or enter into a voting agreement or arrangement with respect to such Subject Securities or grant any proxy (except as otherwise provided herein) or power of attorney with respect thereto.

          2.2    Additional Purchases.    The Shareholder agrees that any Parent Common Shares and other capital shares of Parent that the Shareholder purchases or otherwise acquires or with respect to which the Shareholder otherwise acquires sole or shared voting power after the execution of this Agreement and prior to the Expiration Time (the "New Parent Shares") and any Parent Partnership Units or other partnership interests of Parent LP that the Shareholder purchases or otherwise acquires or with respect to which the Shareholder otherwise acquires sole or shared voting power after the execution of this Agreement and prior to the Expiration Time (the "New Parent Units") shall, in each case, be subject to the terms and conditions of this Agreement to the same extent as if they constituted the Parent Common Shares or the Parent Units, as applicable.

          2.3    Unpermitted Transfers.    Any Transfer or attempted Transfer of any Subject Securities in violation of this Section 2 shall, to the fullest extent permitted by Law, be null and void ab initio. Notwithstanding the foregoing or any other provision in this Agreement to the contrary, to the extent any of the Parent Common Shares or the Parent Units held by the Shareholder subject to any Lien (as set forth on Schedule A hereto) become subject to foreclosure, forfeiture or other similar proceedings, thereby causing the Shareholder to be unable to comply with [his][her] obligations under this Agreement with respect to such securities, the Shareholder shall not be deemed to be in breach of this Agreement with respect to the Shareholder's obligations with respect to such Parent Common Shares or Parent Units.

        3.    Agreement to Vote and Approve.

          3.1    Parent Common Shares.    Hereafter until the Expiration Time, at every meeting of the shareholders of Parent called with respect to any of the following matters, and at every adjournment or postponement thereof, and on every action or approval by written consent of the shareholders of Parent with respect to any of the following matters, the Shareholder shall, or shall cause the holder of record on any applicable record date to (including via proxy), vote 100% of the Parent Common Shares and any New Parent Shares owned by the Shareholder: (i) in favor of the Parent Share Issuance, and (ii) against (a) any Acquisition Proposal for Parent, (b) any action or agreement that would reasonably be expected to result in any condition to the consummation of the Mergers set forth in Article VII of the Merger Agreement not being fulfilled, and (c) any action which could reasonably be expected to impede, interfere with, materially delay, materially postpone or materially adversely affect consummation of the transactions contemplated by the Merger Agreement.

          3.2    Parent Units.    Hereafter until the Expiration Time, on every action or approval by written consent of the partners of Parent LP with respect to any of the following matters, whether contemplated now or at any time prior to the Expiration Time, and at every meeting of the partners of Parent LP called with respect to any of the following matters, and at every adjournment or postponement thereof, the Shareholder shall, or shall cause the holder of record on any applicable record date to (including via proxy), vote the Parent Units and any New Parent Units: (i) in favor of the Partnership Merger; (ii) in favor of any amendment to the Parent Partnership Agreement proposed to facilitate the Partnership Merger or the other transactions contemplated by the Merger Agreement; and (iii) against (a) any action or agreement that would reasonably be expected to result in any condition to the consummation of the Mergers set forth in Article VII of the Merger Agreement not being fulfilled, and (b) any action which could reasonably be expected to impede, interfere with, materially delay, materially postpone or materially adversely affect consummation of the transactions contemplated by the Merger Agreement.

        4.    Irrevocable Proxy.    By execution of this Agreement, the Shareholder does hereby appoint and constitute the Company, and any one or more other individuals designated by the Company, and each of them individually, until the Expiration Time (at which time this proxy shall automatically be revoked), with full power of substitution and resubstitution, as the Shareholder's true and lawful attorneys-in-fact and irrevocable proxies, to the fullest extent of the Shareholder's rights with respect to the Subject Securities beneficially owned by the Shareholder, to vote such Subject Securities solely with respect to the matters set forth in Section 3 hereof; provided, however, that the foregoing shall only be effective if the Shareholder fails to be counted as present, to consent or to vote the Shareholder's Subject Securities, as applicable, in accordance with Section 3. The Shareholder intends this proxy to be irrevocable and coupled with an interest hereafter until the Expiration Time (at which time this proxy shall automatically be revoked) for all purposes and hereby revokes any proxy previously granted by the Shareholder with respect to its Subject Securities. The Shareholder hereby ratifies and confirms all actions that the proxies appointed hereunder may lawfully do or cause to be done in accordance with this Agreement.

        5.    Representations and Warranties of the Shareholder.    The Shareholder hereby represents and warrants to the Company Parties as follows:

          5.1    Due Authority.    The Shareholder has the legal capacity and full power and authority to make, enter into and carry out the terms of this Agreement and to grant the irrevocable proxy as set forth in Section 4 hereof. This Agreement has been duly and validly executed and delivered by the Shareholder and constitutes a valid and binding agreement of the Shareholder enforceable against [him][her] in accordance with its terms, except to the extent enforceability may be limited by the effect of applicable bankruptcy, reorganization, insolvency, moratorium or other Laws affecting the enforcement of creditors' rights generally and the effect of general principles of equity, regardless of whether such enforceability is considered in a proceeding at Law or in equity.

          5.2    Ownership of the Company Common Stock and the Company Units.    As of the date hereof, the Shareholder (i) is the beneficial or record owner of the Parent Common

  Shares and the Parent Partnership Units indicated on Schedule A hereto opposite the Shareholder's name, free and clear of any and all Liens, other than those created by this Agreement, as disclosed on Schedule A or as would not prevent the Shareholder from performing [his][her] obligations under this Agreement, and (ii) has either sole or shared voting power over all of the Parent Common Shares and the Parent Units beneficially owned by the Shareholder. As of the date hereof, the Shareholder does not own, beneficially or of record, any capital stock or other securities of Parent or Parent LP other than the Parent Common Shares and the Parent Partnership Units set forth on Schedule A opposite the Shareholder's name. As of the date hereof, the Shareholder does not own, beneficially or of record, any rights to purchase or acquire any capital shares of Parent or Parent LP except as set forth on Schedule A opposite the Shareholder's name.

          5.3    No Conflict; Consents.

            (a)   The execution and delivery of this Agreement by the Shareholder do not, and the performance by the Shareholder of the obligations under this Agreement and the compliance by the Shareholder with any provisions hereof do not and will not: (i) conflict with or violate in any material respect any Laws applicable to the Shareholder, or (ii) result in any material breach of or constitute a material default (or an event that with notice or lapse of time or both would become a material default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the Parent Common Shares or the Parent Units beneficially owned by the Shareholder pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Shareholder is a party or by which the Shareholder is bound.

            (b)   No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority or any other Person, is required by or with respect to the Shareholder in connection with the execution and delivery of this Agreement or the consummation by the Shareholder of the transactions contemplated hereby.

          5.4    Absence of Litigation.    There is no Action pending against, or, to the knowledge of the Shareholder, threatened against or affecting, the Shareholder or any of its Affiliates or any of their respective properties or assets (including the Parent Common Shares and the Parent Units beneficially owned by the Shareholder) at Law or in equity that could reasonably be expected to impair or adversely affect the ability of the Shareholder to perform the Shareholder's obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

          5.5    Ownership of Company Common Stock and Interests in Company LP.    As of the date hereof, the Shareholder does not own, beneficially or of record, any shares of Company Common Stock or any partnership interests in Company LP.

        6.    Termination.    This Agreement shall terminate and shall have no further force or effect immediately following the Expiration Time.

        7.    Notice of Certain Events.    The Shareholder shall notify the Company promptly of (a) any fact, event or circumstance that would cause, or reasonably be expected to cause or constitute, a breach in any material respect of the representations and warranties of the Shareholder under this Agreement and (b) the receipt by the Shareholder of any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with this Agreement; provided, however, that the delivery of any notice pursuant to this Section 7 shall not limit or otherwise affect the remedies available to any party.

        8.    Miscellaneous.

          8.1    Notices.    Any notice, request, claim, demand and other communications hereunder shall be in writing, shall be deemed to have been given (i) upon confirmation of successful transmission if sent by facsimile transmission or e-mail of a pdf attachment (provided that any notice received by facsimile or e-mail on any Business Day after 5:00 p.m. (Eastern time) shall be deemed to have been received at 9:00 a.m. (Eastern time) on the next Business Day), or (ii) upon receipt by the receiving party if sent by reliable overnight delivery service (with proof of service), hand delivery or certified or registered mail (return receipt requested and first-class postage prepaid), and shall be addressed as follows (or at such other address for a party as shall be specified in a notice given in accordance with this Section 8.1):

if to the Company Parties:
FelCor Lodging Trust Incorporated 125 E. John Carpenter Freeway Suite 1600 Irving, TX 75062
Phone:	(972) 444-4900
Fax:	(972) 444-4949
Attention:	Steven R. Goldman
Email:	sgoldman@felcor.com
with a copy (which shall not constitute notice) to:
Sidley Austin LLP 787 Seventh Avenue New York, NY 10019
Phone:	(212) 839-5300
Fax:	(212) 839-5399
Attention:	Michael Gordon Gabriel Saltarelli
Email:	mgordon@sidley.com gsaltarelli@sidley.com

          if to the Shareholder:

          To the address for notice set forth on the last page hereof.

        Or to such other address as any party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective upon receipt.

          8.2    Severability.    If any term or other provision of this Agreement is determined to be invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

          8.3    Binding Effect and Assignment.    This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Parent and Parent LP shall be express third party beneficiaries of the agreements of the Shareholder contained in this Agreement.

          8.4    Amendments and Modification.    This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

          8.5    Entire Agreement.    This Agreement (including the exhibits, schedules, annexes and appendices hereto) constitutes the entire agreement between the parties with respect to the subject matter hereof and thereof and supersedes all prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof and thereof.

          8.6    Specific Performance.    The parties hereto agree that irreparable damage, for which monetary damages (even if available) would not be an adequate remedy, would occur in the event that the parties hereto do not perform the provisions of this Agreement in accordance with its specified terms or otherwise breach such provisions. Accordingly, the parties acknowledge and agree that the parties shall be entitled to an injunction, specific performance and other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, in addition to any other remedy to which they are entitled at Law or in equity. Each of the parties agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that any other party has an adequate remedy at Law or that any award of specific performance is not an appropriate remedy for any reason at Law or in equity. Any party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement shall not be required to provide any bond or other security in connection with any such order or injunction.

          8.7    Counterparts.    This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission or by e-mail of a pdf attachment shall be effective as delivery of a manually executed counterpart of this Agreement.

          8.8    Governing Law.    This Agreement and all actions, proceedings or counterclaims (whether based on contract, tort or otherwise) directly or indirectly arising out of or relating to this Agreement or the actions of the Company, Company LP, or the Shareholder in the negotiation, administration, performance and enforcement thereof, shall be governed by, and construed in accordance with, the laws of the State of Maryland, without giving effect to any choice or conflict of Laws provision or rule (whether of the State of Maryland or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Maryland.

          8.9    Consent to Jurisdiction.

            (a)   Each of the parties hereto hereby irrevocably submits to the exclusive jurisdiction of the courts of the State of Maryland and to the jurisdiction of the United States District Court for the District of Maryland, for the purpose of any action, proceeding or counterclaim (whether based on contract, tort or otherwise) directly or indirectly arising out of or relating to this Agreement or the actions of the parties hereto in the negotiation, administration, performance and enforcement thereof, and each of the parties hereto hereby irrevocably agrees that all claims in respect to such action or proceeding may be heard and determined exclusively in any state or federal court located in the State of Maryland. Each of the parties hereto further consents to the assignment to the Business and Technology Case Management Program with regard to any proceeding in the courts of the State of Maryland.

            (b)   Each of the parties hereto (i) irrevocably consents to the service of the summons and complaint and any other process in any other action or proceeding relating to the transactions contemplated by this Agreement, on behalf of itself or its property, by personal delivery of copies of such process to such party and nothing in this Section 8.9 shall affect the right of any party to serve legal process in any other manner permitted by Law, (ii) consents to submit itself to the personal jurisdiction of any United States federal court located in the State of Maryland or any Maryland state court in the event any dispute arises out of this Agreement or the transactions contemplated by this Agreement, (iii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (iv) agrees that it will not bring any action relating to this Agreement or the transactions contemplated by this Agreement in any court other than any United States federal court located in the State of Maryland or any Maryland state court. Each of the Company, Company LP, and the Shareholder agrees that a final judgment in any action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.

          8.10    WAIVER OF JURY TRIAL.    EACH OF THE PARTIES HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE OUT OF OR RELATING TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, OR THE ACTIONS OF THE PARTIES HERETO IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT THEREOF. EACH OF THE PARTIES HERETO CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.10.

          8.11    No Agreement Until Executed.    Irrespective of negotiations among the parties or the exchanging of drafts of this Agreement, this Agreement shall not constitute or be deemed to evidence a contract, agreement, arrangement or understanding between the parties hereto unless and until (i) the Merger Agreement is executed and delivered by all parties thereto, and (ii) this Agreement is executed and delivered by all parties hereto.

          8.12    Legal Representation.    This Agreement was negotiated by the parties with the benefit of legal representation and any rule of construction or interpretation otherwise requiring this Agreement to be construed or interpreted against any party shall not apply to any construction or interpretation thereof.

          8.13    Expenses.    All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense, whether or not the Mergers are consummated.

          8.14    Action in Shareholder Capacity Only.    No Person executing this Agreement (or designee or Representative of such Person) who has been, is or becomes during the term of this Agreement a director, trustee, officer or fiduciary of Parent shall be deemed to make any agreement or understanding in this Agreement in such Person's capacity as a director, trustee, officer or fiduciary of Parent. The parties acknowledge and agree that this Agreement is entered into by the Shareholder solely in [his][her] capacity as the beneficial owner or record holder of Parent Common Shares or Parent Units and nothing in this Agreement shall restrict, limit or affect (or require the Shareholder to attempt to restrict, limit or affect) in any respect any actions taken by the Shareholder or its designees or Representatives who are a director, trustee, officer or fiduciary of Parent in [his][her] capacity as a director, trustee, officer or fiduciary of Parent. Neither the Shareholder nor any of [his][her] designees or Representatives shall have any liability under this Agreement as a result of any action or inaction by the Shareholder or [his][her] designees or Representatives acting in [his][her] capacity as an officer, trustee, director or fiduciary of Parent, it being understood that any action taken (or failure to take action) by the Shareholder or [his][her] designees or Representatives in such capacity to approve an Adverse Recommendation Change shall have no effect on the obligations of the Shareholder under this Agreement as the record holder or beneficial owner of Subject Securities if this Agreement has not been terminated in accordance with its terms. For the avoidance of doubt, nothing in this Section 8.14 shall in any way modify, alter or amend any of the terms of the Merger Agreement.

          8.15    Documentation and Information.    The Shareholder consents to and authorizes the publication and disclosure by Parent and the Company of the Shareholder's identity and holdings of the Parent Common Shares and the Parent Units, and the nature of the Shareholder's commitments, arrangements and understandings under this Agreement, in any press release or any other disclosure document required in connection with the Mergers or any other transaction contemplated by the Merger Agreement. As promptly as practicable, the Shareholder shall notify the Company of any required corrections with respect to any written information supplied by the Shareholder specifically for use in any such disclosure document, if and to the extent the Shareholder becomes aware that any have become false or misleading in any material respect.

[Remainder of page intentionally left blank; signature page follows.]

        IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.

FELCOR LODGING TRUST INCORPORATED, a Maryland corporation
By:
Name:
Title:
FELCOR LODGING LIMITED PARTNERSHIP, a Delaware limited partnership
By:	FELCOR LODGING TRUST INCORPORATED, its General Partner
By:
Name:
Title:

[Signature Page to Voting Agreement]

SHAREHOLDER:
[Name]
Shareholder's Address for Notice:

[Signature Page to Voting Agreement]

Schedule A

Name	Parent Common Shares	Parent Units	Restricted Parent Common Shares (Unvested)
[Shareholder]

VOTE BY INTERNET - www.fcrvote.com/fch Visit the Internet voting website at http://www.fcrvote.com/fch. Have this proxy card ready and follow the instructions on your screen. You will incur only your usual Internet charges. Available 24 hours a day, 7 days a week until 11:59 p.m. (EDT) on August 14, 2017. VOTE BY PHONE - 1-866-291-7335 This method of voting is available for residents of the U.S. and Canada. On a touch tone telephone, call TOLL FREE 1-866-291-7335, 24 hours a day, 7 days a week. Have this proxy card ready, then follow the prerecorded instructions. Your vote will be confirmed and cast as you have directed. Available 24 hours a day, 7 days a week until 11:59 p.m. (EDT) on August 14, 2017. VOTE BY MAIL Simply sign and date your proxy card and return it in the enclosed postage-paid envelope to First Coast Results Inc., P.O. Box 3672, Ponte Vedra Beach, FL 32004-9911. If you are voting by telephone or the Internet, please do not mail your proxy card. THE PROXY STATEMENT, AS WELL AS OTHER PROXY MATERIALS DISTRIBUTED BY FELCOR LODGING TRUST INCORPORATED ARE AVAILABLE FREE OF CHARGE ONLINE AT WWW.FCRVOTE.COM/FCH TO VOTE, MARK BOX BELOW IN BLUE OR BLACK INK. KEEP THIS PORTION FOR YOUR RECORDS FelCor Lodging Trust Incorporated DETACH AND RETURN THIS PORTION ONLY PROXY The FelCor Board recommends that the FelCor common stockholders vote "FOR" the REIT Merger Proposal, "FOR" the FelCor Compensation Proposal and "FOR" the FelCor Adjournment Proposal. Against Abstain For 1. To consider and vote on a proposal (the "REIT Merger Proposal") to approve the business combination transaction in which FelCor Lodging Trust Incorporated ("FelCor") merges with and into Rangers Sub I, LLC ("REIT Merger Sub") related to that certain Agreement and Plan of Merger (the "Merger Agreement"), dated as of April 23, 2017, among FelCor, FelCor Lodging Limited Partnership, RLJ Lodging Trust, RLJ Lodging Trust, L.P., REIT Merger Sub and Rangers Sub II, LP, as it may be amended from time to time, a copy of which is attached as Annex A to the joint proxy statement/prospectus accompanying this proxy card. 2. To consider and vote on a non-binding advisory proposal to approve compensation arrangements for certain FelCor executive officers in connection with the Merger Agreement, and the transactions contemplated thereby (the "FelCor Compensation Proposal"). 3. To consider and vote on a proposal to approve the adjournment of the FelCor special meeting, if necessary or appropriate, for the purpose of soliciting additional votes for the approval of the REIT Merger Proposal (the "FelCor Adjournment Proposal"). Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date Control Number

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be Held on August 15, 2017: The Proxy Statement is available online at www.fcrvote.com/fch PROXY FELCOR LODGING TRUST INCORPORATED PROXY FOR THE 2017 SPECIAL MEETING OF STOCKHOLDERS To be held Monday, August 15, 2017 5:00 p.m., Central Time THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS The undersigned hereby appoint(s) Steven R. Goldman and Jonathan H. Yellen or either of them, with full power of substitution in each, proxies (and if the undersigned is a proxy, substitute proxies) to represent and to vote all shares of stock Special Meeting of Stockholders 5:00 p.m., Central Time, on of FelCor Lodging Trust Incorporated that the undersigned is/are entitled to vote at the to be held at 125 E. John Carpenter Freeway, Suite 1600, Irving, Texas 75062, at August 15, 2017 and any adjournment or postponement thereof, as specified on the reverse side, hereby revoking any proxies previously executed by the undersigned for the Special Meeting. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMEDATIONS MADE BY OUR BOARD OF DIRECTORS AS INDICATED IN OUR PROXY STATEMENT. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE PERSONS NAMED IN THIS PROXY WILL VOTE IN THEIR DISCRETION.